UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02383

AB BOND FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2016

Date of reporting period: October 31, 2016

ITEM 1.	REPORTS TO STOCKHOLDERS.

OCT    10.31.16

ANNUAL REPORT

AB ALL MARKET REAL RETURN PORTFOLIO

Investment Products Offered

•Are Not FDIC Insured •May Lose Value •Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

December 14, 2016

Annual Report

This report provides management’s discussion of fund performance for AB All Market Real Return Portfolio (the “Fund”) for the annual reporting period ended October 31, 2016.

Investment Objective and Policies

The Fund’s investment objective is to maximize real return. Real return is the rate of return after adjusting for inflation. The Fund pursues an aggressive investment strategy involving a variety of asset classes. The Fund invests primarily in instruments that AllianceBernstein L.P. (“the Adviser”) expects to outperform broad equity indices during periods of rising inflation. Under normal circumstances, the Fund expects to invest its assets principally in the following instruments that, in the judgment of the Adviser, are affected directly or indirectly by the level and change in rate of inflation: inflation-indexed fixed-income securities, such as Treasury inflation-protected securities (“TIPS”) and similar bonds issued by governments outside of the United States; commodities; commodity-related equity securities; real estate equity securities; inflation-sensitive equity securities, which the Fund defines as equity securities of companies that the Adviser believes have the ability to pass along increasing costs to consumers and maintain or grow margins in rising inflation environments, including equity securities of utilities and infrastructure-related companies (“inflation-sensitive equities”); securities and derivatives linked to the price of other assets (such as commodities, stock indices and real estate); and currencies. The

Fund expects its investments in fixed-income securities to have a broad range of maturities and quality levels.

The Fund will seek inflation protection from investments around the globe, both in developed- and emerging-market countries. In selecting securities for purchase and sale, the Adviser will utilize its qualitative and quantitative resources to determine overall inflation sensitivity, asset allocation and security selection. The Adviser assesses the securities’ risks and inflation sensitivity as well as the securities’ impact on the overall risks and inflation sensitivity of the Fund. When its analysis indicates that changes are necessary, the Adviser intends to implement them through a combination of changes to underlying positions and the use of inflation swaps and other types of derivatives, such as interest rate swaps.

The Fund anticipates that its targeted investment mix, other than its investments in inflation-indexed fixed-income securities, will focus on commodity-related equity securities, commodities and commodity derivatives, real estate equity securities and inflation-sensitive equities to provide a balance between expected return and inflation protection. The Fund may vary its investment allocations among these asset classes, at times significantly. Its commodities investments will include significant exposure to energy commodities, but will also include agricultural products, and industrial and precious metals, such as gold. The Fund’s investments in real estate equity securities will include real estate investment trusts (“REITs”) and other real estate-related securities.

AB ALL MARKET REAL RETURN PORTFOLIO •	1

The Fund will invest in both US and non-US dollar-denominated equity or fixed-income securities. The Fund may invest in currencies for hedging or for investment purposes, both in the spot market and through long or short positions in currency-related derivatives. The Fund does not ordinarily expect to hedge its foreign currency exposure because it will be balanced by investments in US dollar-denominated securities, although it may hedge the exposure under certain circumstances. The Fund may invest significantly to the extent permitted by applicable law in derivatives, such as options, futures contracts, forwards, swaps or structured notes. The Fund intends to use leverage for investment purposes through the use of cash made available by derivatives transactions to make other investments in accordance with its investment policies. In determining when and to what extent to employ leverage or enter into derivatives transactions, the Adviser will consider factors such as the relative risks and returns expected of potential investments and the cost of such transactions. The Adviser will consider the impact of derivatives in making its assessments of the Fund’s risks. The resulting exposures to markets, sectors, issuers or specific securities will be continuously monitored by the Adviser.

The Fund may seek to gain exposure to physical commodities traded in the commodities markets through investments in a variety of derivative instruments, including investments in commodity index-linked notes. The Adviser expects that the Fund will seek to gain exposure to commodities and commodity-related instruments and derivatives primarily through investments in AllianceBernstein Cayman Inflation Strategy, Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by the Adviser and has the same investment objective and substantially similar investment policies and restrictions as the Fund except that the Subsidiary, unlike the Fund, may invest, without limitation, in commodities and commodity-related instruments. The Fund will be subject to the risks associated with the commodities, derivatives and other instruments in which the Subsidiary invests, to the extent of its investment in the Subsidiary. The Fund limits its investment in the Subsidiary to no more than 25% of its net assets. Investment in the Subsidiary is expected to provide the Fund with commodity exposure within the limitations of federal tax requirements that apply to the Fund.

The Fund is “non-diversified”, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

Investment Results

The table on page 7 shows the Fund’s performance compared to its benchmark, the Morgan Stanley Capital International All Country (“MSCI AC”) World Commodity Producers Index (net), for the six- and 12-month periods ended October 31, 2016.

All share classes of the Fund underperformed the benchmark for both periods, before sales charges. The underperformance during both

2	• AB ALL MARKET REAL RETURN PORTFOLIO

periods was driven by a strategic exposure to commodity futures, which strongly underperformed relative to the benchmark. The Fund’s strategic allocation to global real estate also detracted from performance over both periods. Allocations to precious metals, security selection and currency management helped returns, whereas overlay positions such as inflation (“CPI”) swaps detracted, and long-dated oil futures detracted over both periods as well.

The Fund utilized derivatives for hedging and investment purposes, including currency forwards and total return swaps, which added to absolute returns during both periods, while purchased options and treasury futures detracted during both periods. Inflation swaps and written options added during the six-month period and detracted during the 12-month period.

Market Review and Investment Strategy

The beginning of the 12-month period ended October 31, 2016, was relatively calm as the markets recovered from concerns surrounding emerging-market growth levels, central bank policies and oil price fluctuations. However, risk assets sold off sharply once again in early 2016, along with commodities such as oil and metals, before bottoming out in February 2016. Commodities were especially damaged by the strengthening US dollar, as markets priced in monetary policy divergence between the US and the rest of the world. Central banks responded as the Bank of Japan enacted negative interest rates and the US Federal

Reserve (the “Fed”) delayed future rate hikes. As a result, markets rebounded very quickly with commodities, TIPS and real estate all moving in parallel with large rallies.

Volatility levels decreased in the spring of 2016 before spiking again in June when the UK decided to leave the European Union in its “Brexit” referendum. However, following the vote, risk levels quickly dropped, and the markets sharply recovered once more. Over the third quarter of 2016, markets were primarily focused on monetary policy. Trading in September was frequently influenced by investors’ anticipation of signals from the Fed about a potential rise in interest rates, which was ultimately delayed. Meanwhile, the Bank of Japan announced new measures to help spur inflation, pledging to keep the interest rate for 10-year government bonds at about zero. In Europe, where economic growth and inflation remained subdued, the European Central Bank appeared likely to maintain its accommodative monetary policy and asset purchase program through 2017.

On November 8, 2016, Donald Trump was elected as the 45th president of the United States, and the Congressional election outcome resulted in the Republican Party maintaining control of both the House of Representatives and the Senate. The Adviser believes that it will take time before the world has a clearer picture of the short- and long-term impact of the elections on the US economy and markets in general. The Adviser continues to monitor the markets, including for potential market volatility.

AB ALL MARKET REAL RETURN PORTFOLIO •	3

DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI AC World Commodity Producers Index (net) is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI AC World Commodity Producers Index is a free float-adjusted, market capitalization index designed to track the performance of global listed commodity producers, including emerging markets. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. Commodities sectors include: energy, grains, industrial metals, petroleum, precious metals and softs. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock, commodity and bond markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to a heightened risk of rising interest rates as the current period of historically low rates is beginning to end and rates have begun rising. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Commodity Risk: Investing in commodities and commodity-linked derivative instruments, either directly or through the Subsidiary, may subject the Fund to greater volatility than investments in traditional securities.

(Disclosures, Risks and Note about Historical Performance continued on next page)

4	• AB ALL MARKET REAL RETURN PORTFOLIO

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Liquidity Risk: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes and large positions. Foreign fixed-income securities may have more liquidity risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Subsidiary Risk: By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, unless otherwise noted in the Fund’s prospectus, is not subject to all of the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are managed by the Adviser, making it unlikely the Subsidiary will take actions contrary to the interests of the Fund or its shareholders.

Real Estate Risk: The Fund’s investments in real estate securities have many of the same risks as direct ownership of real estate, including the

(Disclosures, Risks and Note about Historical Performance continued on next page)

AB ALL MARKET REAL RETURN PORTFOLIO •	5

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in REITs may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in taxes.

Diversification Risk: The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers and that adverse changes in the value of one security could have a more significant effect on the Fund’s NAV.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com. For Class 1 shares, click on “Private Clients”, then “Investments”, then “Stocks” or “Bonds”, then “Prospectuses, SAIs, and Shareholder Reports”. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

6	• AB ALL MARKET REAL RETURN PORTFOLIO

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED OCTOBER 31, 2016 (unaudited)	NAV Returns
	6 Months	12 Months
AB All Market Real Return Portfolio
Class 1*†	1.38%	2.95%

Class 2†	1.59%	3.17%

Class A	1.35%	2.75%

Class C*	0.86%	1.95%

Advisor Class‡	1.48%	3.00%

Class R*‡	1.24%	2.54%

Class K‡	1.37%	2.81%

Class I*‡	1.49%	3.16%

Class Z‡	1.49%	3.09%

MSCI AC World Commodity Producers Index (net)	2.31%	10.31%

*    The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the Financial Highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

†      Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to the Adviser’s institutional clients or through other limited arrangements.

‡      Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 4-6.

(Historical Performance continued on next page)

AB ALL MARKET REAL RETURN PORTFOLIO •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE FUND

3/8/10* TO 10/31/16 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB All Market Real Return Portfolio Class A shares (from 3/8/10* to 10/31/16) as compared to the performance of its benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: 3/8/2010.

See Disclosures, Risks and Note about Historical Performance on pages 4-6.

(Historical Performance continued on next page)

8	• AB ALL MARKET REAL RETURN PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2016 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class 1 Shares*
1 Year	2.95%	2.95%
5 Years	-4.11%	-4.11%
Since Inception†	-1.19%	-1.19%

Class 2 Shares*
1 Year	3.17%	3.17%
5 Years	-3.87%	-3.87%
Since Inception†	-0.94%	-0.94%

Class A Shares
1 Year	2.75%	-1.60%
5 Years	-4.22%	-5.04%
Since Inception†	-1.26%	-1.90%

Class C Shares
1 Year	1.95%	0.95%
5 Years	-4.91%	-4.91%
Since Inception†	-1.99%	-1.99%

Advisor Class Shares‡
1 Year	3.00%	3.00%
5 Years	-3.93%	-3.93%
Since Inception†	-1.00%	-1.00%

Class R Shares‡
1 Year	2.54%	2.54%
5 Years	-4.42%	-4.42%
Since Inception†	-1.49%	-1.49%

Class K Shares‡
1 Year	2.81%	2.81%
5 Years	-4.17%	-4.17%
Since Inception†	-1.23%	-1.23%

Class I Shares‡
1 Year	3.16%	3.16%
5 Years	-3.90%	-3.90%
Since Inception†	-0.96%	-0.96%

Class Z Shares‡
1 Year	3.09%	3.09%
Since Inception†	-7.11%	-7.11%

See Disclosures, Risks and Note about Historical Performance on pages 4-6.

(Historical Performance and footnotes continued on next page)

AB ALL MARKET REAL RETURN PORTFOLIO •	9

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 1.16%, 0.92%, 1.42%, 2.16%, 1.17%, 1.64%, 1.34%, 0.96% and 0.96% for Class 1, Class 2, Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios to 1.30%, 1.05%, 1.30%, 2.05%, 1.05%, 1.55%, 1.30%, 1.05% and 1.05% for Class 1, Class 2, Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. These waivers/reimbursements may not be terminated before January 29, 2017 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower, with the exception of Class 1, Class 2, Class I and Class Z shares, as these share classes are currently operating below their respective contractual expense caps. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

*	Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to the Adviser’s institutional clients or through other limited arrangements.

†	Inception dates: 3/8/2010 for all share classes excluding Class Z shares; 1/31/2014 for Class Z shares.

‡	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 4-6.

(Historical Performance continued on next page)

10	• AB ALL MARKET REAL RETURN PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2016 (unaudited)
SEC Returns (reflects applicable sales charges)

Class 1 Shares*
1 Year	10.50%
5 Years	-1.78%
Since Inception†	-0.95%

Class 2 Shares*
1 Year	10.71%
5 Years	-1.53%
Since Inception†	-0.70%

Class A Shares
1 Year	5.79%
5 Years	-2.70%
Since Inception†	-1.65%

Class C Shares
1 Year	8.54%
5 Years	-2.55%
Since Inception†	-1.72%

Advisor Class Shares‡
1 Year	10.74%
5 Years	-1.59%
Since Inception†	-0.74%

Class R Shares‡
1 Year	10.18%
5 Years	-2.07%
Since Inception†	-1.23%

Class K Shares‡
1 Year	10.45%
5 Years	-1.80%
Since Inception†	-0.97%

Class I Shares‡
1 Year	10.80%
5 Years	-1.53%
Since Inception†	-0.70%

Class Z Shares‡
1 Year	10.86%
Since Inception†	-6.69%

*	Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to the Adviser’s institutional clients or through other limited arrangements.

†	Inception dates: 3/8/2010 for all share classes excluding Class Z shares; 1/31/2014 for Class Z shares.

‡	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 4-6.

AB ALL MARKET REAL RETURN PORTFOLIO •	11

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

12	• AB ALL MARKET REAL RETURN PORTFOLIO

Expense Example

EXPENSE EXAMPLE

(unaudited)

(continued from previous page)

	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses Paid During Period*	Annualized Expense Ratio*	Effective Expenses Paid During Period+	Effective Annualized Expense Ratio+
Class A
Actual	$1,000	$1,013.50	$6.53	1.29%	$6.73	1.33%
Hypothetical**	$1,000	$1,018.65	$6.55	1.29%	$6.75	1.33%
Class C
Actual	$1,000	$1,008.60	$10.30	2.04%	$10.50	2.08%
Hypothetical**	$1,000	$1,014.88	$10.33	2.04%	$10.53	2.08%
Advisor Class
Actual	$1,000	$1,014.80	$5.27	1.04%	$5.47	1.08%
Hypothetical**	$1,000	$1,019.91	$5.28	1.04%	$5.48	1.08%
Class R
Actual	$1,000	$1,012.40	$7.79	1.54%	$7.99	1.58%
Hypothetical**	$1,000	$1,017.39	$7.81	1.54%	$8.01	1.58%
Class K
Actual	$1,000	$1,013.70	$6.53	1.29%	$6.73	1.33%
Hypothetical**	$1,000	$1,018.65	$6.55	1.29%	$6.75	1.33%
Class I
Actual	$1,000	$1,014.90	$4.56	0.90%	$4.76	0.94%
Hypothetical**	$1,000	$1,020.61	$4.57	0.90%	$4.77	0.94%
Class 1
Actual	$1,000	$1,013.80	$5.77	1.14%	$5.97	1.18%
Hypothetical**	$1,000	$1,019.41	$5.79	1.14%	$5.99	1.18%
Class 2
Actual	$1,000	$1,015.90	$4.56	0.90%	$4.76	0.94%
Hypothetical**	$1,000	$1,020.61	$4.57	0.90%	$4.77	0.94%
Class Z
Actual	$1,000	$1,014.90	$4.56	0.90%	$4.76	0.94%
Hypothetical**	$1,000	$1,020.61	$4.57	0.90%	$4.77	0.94%
*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+	The Portfolio’s investments in affiliated/unaffiliated underlying portfolios incur no direct expenses, but bear proportionate shares of the acquired fund fees (i.e., operating, administrative and investment advisory fee) of the affiliated/unaffiliated underlying portfolios. Currently the Adviser has voluntarily agreed to waive its investment advisory fee from the Portfolio in an amount equal to the Portfolio’s share of the advisory fees of the affiliated underlying portfolios, as borne indirectly by the Portfolio as an acquired fund fee and expense. The Portfolio’s effective expenses are equal to the classes’ annualized expense ratio plus the Portfolio’s pro-rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

AB ALL MARKET REAL RETURN PORTFOLIO •	13

Expense Example

PORTFOLIO SUMMARY

October 31, 2016 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $573.3

PORTFOLIO BREAKDOWN*
Commodity Related Derivatives	48.6%
Commodity Related Stocks	29.1%
Real Estate Stocks	19.8%
Other	2.5%

*	All data are as of October 31, 2016. The portfolio breakdown is expressed as an approximate percentage of the Fund’s net assets inclusive of derivative exposure, based on the Advisor’s internal classification guidelines.

†	The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

14	• AB ALL MARKET REAL RETURN PORTFOLIO

Portfolio Summary

TEN LARGEST HOLDINGS*

October 31, 2016 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Japanese Government CPI Linked Bond Series 21	$50,072,309	8.7%
Vanguard REIT ETF	28,476,436	5.0
Vanguard Global ex-U.S. Real Estate ETF	22,866,391	4.0
Royal Dutch Shell PLC – Class A & Class B	22,334,894	3.9
TOTAL SA	14,739,715	2.6
Exxon Mobil Corp.	13,797,292	2.4
VanEck Vectors Gold Miners ETF	7,842,281	1.4
SPDR S&P Dividend ETF	7,137,339	1.2
EOG Resources, Inc.	6,356,164	1.1
iShares MSCI Global Metals & Mining Producers ETF	6,229,918	1.1
	$179,852,739	31.4%

*	Long-term investments.

AB ALL MARKET REAL RETURN PORTFOLIO •	15

Ten Largest Holdings

CONSOLIDATED PORTFOLIO OF INVESTMENTS

October 31, 2016

Company	Shares	U.S. $ Value

COMMON STOCKS – 48.7%
Energy – 20.8%
Integrated Oil & Gas – 12.4%
BP PLC	680,220	$4,021,259
Chevron Corp.	48,510	5,081,422
China Petroleum & Chemical Corp. – Class H	2,732,000	1,975,784
Eni SpA	94,200	1,367,055
Exxon Mobil Corp.	165,594	13,797,292
Galp Energia SGPS SA	111,630	1,513,510
LUKOIL PJSC (Sponsored ADR)	57,450	2,792,645
Petroleo Brasileiro SA (Preference Shares)(a)	116,000	642,870
Petroleo Brasileiro SA (Sponsored ADR)(a)	93,160	1,030,350
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	307,616	7,664,981
Royal Dutch Shell PLC – Class A	164,357	4,093,646
Royal Dutch Shell PLC – Class B	410,052	10,576,267
TOTAL SA	307,687	14,739,715
YPF SA (Sponsored ADR)	103,440	1,837,094

		71,133,890

Oil & Gas Drilling – 0.3%
Helmerich & Payne, Inc.	24,480	1,544,933

Oil & Gas Equipment & Services – 0.8%
Aker Solutions ASA(a)(b)	182,210	835,754
Halliburton Co.	34,430	1,583,780
Petrofac Ltd.	127,280	1,253,521
RPC, Inc.(a)	39,140	675,948

		4,349,003

Oil & Gas Exploration & Production – 6.3%
Aker BP ASA(a)	114,207	1,827,498
Anadarko Petroleum Corp.	56,803	3,376,370
Canadian Natural Resources Ltd.	114,977	3,649,125
CNOOC Ltd.	2,189,000	2,754,362
Concho Resources, Inc.(a)	14,340	1,820,320
Devon Energy Corp.	64,150	2,430,644
EOG Resources, Inc.	70,296	6,356,164
Gran Tierra Energy, Inc.(a)	246,650	720,844
Hess Corp.	109,789	5,266,578
Inpex Corp.	132,700	1,237,927
Occidental Petroleum Corp.	60,325	4,398,296
SM Energy Co.	39,430	1,326,031
Southwestern Energy Co.(a)	118,690	1,233,189

		36,397,348

Oil & Gas Refining & Marketing – 1.0%
Cosan SA Industria e Comercio	61,000	820,213
HollyFrontier Corp.	38,680	965,066
JX Holdings, Inc.	576,300	2,277,054
Tupras Turkiye Petrol Rafinerileri AS	79,640	1,624,172

		5,686,505

		119,111,679

16	• AB ALL MARKET REAL RETURN PORTFOLIO

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Materials – 7.6%
Copper – 0.7%
Antofagasta PLC	227,970	$1,516,243
First Quantum Minerals Ltd.	169,570	1,610,618
Lundin Mining Corp.(a)	229,660	898,915

		4,025,776

Diversified Chemicals – 0.3%
Arkema SA	18,262	1,731,646

Diversified Metals & Mining – 2.4%
Boliden AB	85,240	1,975,560
Glencore PLC(a)	1,596,186	4,886,094
Korea Zinc Co., Ltd.	3,660	1,453,272
MMC Norilsk Nickel PJSC (ADR)	157,780	2,386,451
Orocobre Ltd.(a)	107,020	311,801
Rio Tinto PLC	65,300	2,270,828
Syrah Resources Ltd.(a)	170,230	465,428

		13,749,434

Fertilizers & Agricultural Chemicals – 1.5%
Agrium, Inc. (Toronto)	6,834	627,354
Monsanto Co.	37,243	3,752,977
Potash Corp. of Saskatchewan, Inc.	44,576	724,821
Syngenta AG (REG)	4,967	1,987,624
UPL Ltd.	158,480	1,649,378

		8,742,154

Forest Products – 0.0%
West Fraser Timber Co., Ltd.	4,011	137,318

Gold – 1.2%
Agnico Eagle Mines Ltd.	26,367	1,339,089
Barrick Gold Corp.	116,860	2,055,568
Detour Gold Corp.(a)	43,320	825,835
Goldcorp, Inc.	110,449	1,677,362
Randgold Resources Ltd.	10,820	960,887
Real Gold Mining Ltd.(a)(c)(d)	124,500	– 0	–

		6,858,741

Paper Products – 0.3%
Mondi PLC	20,571	401,454
Oji Holdings Corp.	42,000	177,584
Stora Enso Oyj – Class R	29,866	282,237
UPM-Kymmene Oyj	28,679	667,117

		1,528,392

Precious Metals & Minerals – 0.2%
Industrias Penoles SAB de CV	30,530	738,577

Specialty Chemicals – 0.1%
Johnson Matthey PLC	17,674	736,709

Steel – 0.9%
Fortescue Metals Group Ltd.	475,640	1,996,083
Novolipetsk Steel PJSC (GDR)(b)	85,270	1,381,927

AB ALL MARKET REAL RETURN PORTFOLIO •	17

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Severstal PJSC (GDR)(b)	68,170	$961,285
voestalpine AG	22,350	791,772

		5,131,067

		43,379,814

Equity: Other – 6.2%
Diversified/Specialty – 5.1%
Alexandria Real Estate Equities, Inc.	12,293	1,325,308
Armada Hoffler Properties, Inc.	69,440	932,579
Ayala Land, Inc.	904,060	676,230
Bumi Serpong Damai Tbk PT	635,600	105,458
Buzzi Unicem SpA	28,700	558,149
CBRE Group, Inc. – Class A(a)	21,920	564,659
Central Pattana PCL	111,151	177,060
China Evergrande Group	439,250	289,130
Ciputra Development Tbk PT	931,387	112,710
East Japan Railway Co.	6,200	545,776
Equinix, Inc.	2,150	768,152
Fibra Uno Administracion SA de CV	192,049	365,483
Four Corners Property Trust, Inc.	32,420	650,994
Fukuoka REIT Corp.	362	628,289
Gecina SA	2,990	435,946
Globe Trade Centre SA(a)	27,589	56,468
Goldin Properties Holdings Ltd.(a)	104,000	66,811
GPT Group (The)	271,284	959,091
Growthpoint Properties Ltd.	206,521	385,110
H&R Real Estate Investment Trust	38,440	653,706
Hankyu Reit, Inc.	277	394,446
Hulic Reit, Inc.	363	635,275
ICADE	11,800	847,391
IOI Properties Group Bhd	159,500	93,153
Kennedy Wilson Europe Real Estate PLC	43,803	543,711
KLCCP Stapled Group	37,300	70,974
LendLease Group	97,920	1,003,083
Lippo Karawaci Tbk PT	1,566,100	108,332
Longfor Properties Co., Ltd.	119,700	158,876
Mah Sing Group Bhd	128,950	47,031
Mapletree Commercial Trust	463,700	509,945
Mapletree Greater China Commercial Trust(b)	154,700	115,715
Merlin Properties Socimi SA	110,120	1,235,521
Mitsubishi Estate Co., Ltd.	22,000	437,246
Mitsui Fudosan Co., Ltd.	88,000	2,004,103
Monmouth Real Estate Investment Corp. – Class A	515	7,040
New World Development Co., Ltd.	998,683	1,241,612
Pakuwon Jati Tbk PT	1,919,000	105,879
Premier Investment Corp.	595	766,967
Pruksa Real Estate PCL	55,600	36,699
Quality Houses PCL	364,483	26,036
Redefine Properties Ltd.	331,730	283,858
Resilient REIT Ltd.	15,921	131,711
SA Corporate Real Estate Fund Nominees Pty Ltd.	741,253	304,005

18	• AB ALL MARKET REAL RETURN PORTFOLIO

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

SM Prime Holdings, Inc.	640,200	$355,488
SP Setia Bhd Group	74,100	61,824
Spirit Realty Capital, Inc.	97,220	1,157,890
STORE Capital Corp.	45,900	1,252,611
Sumitomo Realty & Development Co., Ltd.	35,000	920,003
Summarecon Agung Tbk PT	893,300	112,843
Sun Hung Kai Properties Ltd.	100,423	1,495,411
Sunac China Holdings Ltd.	144,600	98,687
Supalai PCL	50,100	34,929
TLG Immobilien AG	13,470	282,403
UOL Group Ltd.	265,464	1,079,690
WHA Corp. PCL(a)	266,200	25,101
Wharf Holdings Ltd. (The)	113,000	847,241

		29,089,839

Health Care – 0.8%
Assura PLC	392,770	282,682
Care Capital Properties, Inc.	36,430	967,945
HCP, Inc.	9,920	339,760
LTC Properties, Inc.	14,180	710,560
Ventas, Inc.	32,460	2,199,165
Welltower, Inc.	3,170	217,240

		4,717,352

Triple Net – 0.3%
National Retail Properties, Inc.	36,768	1,677,356

		35,484,547

Residential – 4.3%
Multi-Family – 3.2%
Apartment Investment & Management Co. – Class A	27,060	1,192,534
AvalonBay Communities, Inc.	14,149	2,422,026
China Overseas Land & Investment Ltd.	838,140	2,572,996
China Resources Land Ltd.	219,908	546,148
China Vanke Co., Ltd. – Class H	107,700	281,105
CIFI Holdings Group Co., Ltd.	1,414,000	415,964
Corp. GEO SAB de CV Series B(a)	236	91
Country Garden Holdings Co., Ltd.	594,000	308,266
Cyrela Brazil Realty SA Empreendimentos e Participacoes	22,300	75,102
Desarrolladora Homex SAB de CV(a)	1,460	147
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	712,621	728,153
Independence Realty Trust, Inc.	94,270	785,269
Japan Rental Housing Investments, Inc.	815	630,660
Kenedix Residential Investment Corp.	209	593,696
Killam Apartment Real Estate Investment Trust	62,270	550,602
Mid-America Apartment Communities, Inc.	13,890	1,288,298
Milestone Apartments Real Estate Investment Trust	33,207	446,622
Mirvac Group	583,420	925,499
MRV Engenharia e Participacoes SA	22,850	88,479
Shenzhen Investment Ltd.	238,000	103,735
Shimao Property Holdings Ltd.	102,000	136,056

AB ALL MARKET REAL RETURN PORTFOLIO •	19

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Sino-Ocean Group Holding Ltd.	296,080	$122,973
Sun Communities, Inc.	19,606	1,508,290
UNITE Group PLC (The)	109,843	744,053
Urbi Desarrollos Urbanos SAB de CV(a)	120	136
Vonovia SE	48,744	1,718,464

		18,185,364

Self Storage – 0.7%
Big Yellow Group PLC	71,790	607,373
Extra Space Storage, Inc.	23,163	1,694,374
National Storage Affiliates Trust	87,830	1,719,711

		4,021,458

Single Family – 0.2%
Colony Starwood Homes	42,050	1,219,870

Student Housing – 0.2%
Education Realty Trust, Inc.	33,680	1,434,431

		24,861,123

Retail – 3.5%
Regional Mall – 1.2%
BR Malls Participacoes SA(a)	34,492	138,098
Multiplan Empreendimentos Imobiliarios SA	6,180	124,200
Simon Property Group, Inc.	28,821	5,359,553
Taubman Centers, Inc.	18,930	1,371,668

		6,993,519

Shopping Center/Other Retail – 2.3%
Brixmor Property Group, Inc.	53,520	1,360,478
Capitaland Malaysia Mall Trust	90,200	34,403
Federal Realty Investment Trust	12,160	1,765,997
Fibra Shop Portafolios Inmobiliarios SAPI de CV	912,534	772,475
Frontier Real Estate Investment Corp.	131	616,172
Hyprop Investments Ltd.	46,324	411,030
IGB Real Estate Investment Trust	136,300	52,636
Kite Realty Group Trust	25,884	645,288
Klepierre	27,272	1,114,546
Link REIT	227,523	1,618,584
Mercialys SA	42,060	871,286
Parque Arauco SA	181,980	450,757
Ramco-Gershenson Properties Trust	65,973	1,143,972
Retail Opportunity Investments Corp.	34,867	701,175
Scentre Group	425,730	1,362,564

		12,921,363

		19,914,882

Office – 2.6%
Office – 2.6%
Allied Properties Real Estate Investment Trust	26,459	711,333
alstria office REIT-AG(a)	111,943	1,443,978
Ascendas India Trust	56,800	43,684
Boston Properties, Inc.	18,283	2,202,736
Brandywine Realty Trust	95,570	1,481,335
CA Immobilien Anlagen AG(a)	34,961	634,330

20	• AB ALL MARKET REAL RETURN PORTFOLIO

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

CapitaLand Commercial Trust	1,070,000	$1,210,837
Empire State Realty Trust, Inc. – Class A	68,350	1,337,610
Equity Commonwealth(a)	27,940	844,067
Fabege AB	50,583	854,318
Highwoods Properties, Inc.	23,800	1,181,194
Inmobiliaria Colonial SA	78,403	552,871
Investa Office Fund	220,320	709,631
Kenedix Office Investment Corp. – Class A	90	507,470
Liberty Property Trust	3,500	141,505
MCUBS MidCity Investment Corp.	143	465,001
Workspace Group PLC	110,780	852,114

		15,174,014

Industrials – 1.7%
Industrial Warehouse Distribution – 1.1%
DCT Industrial Trust, Inc.	25,310	1,183,243
Global Logistic Properties Ltd.	254,600	323,966
LaSalle Logiport REIT	507	537,885
Macquarie Mexico Real Estate Management SA de CV(a)	553,715	696,648
Pure Industrial Real Estate Trust	142,600	571,973
Rexford Industrial Realty, Inc.	68,570	1,444,084
Segro PLC	142,580	763,667
Warehouses De Pauw CVA	5,758	530,508
WHA Corp. PCL(a)	274,400	25,874

		6,077,848

Mixed Office Industrial – 0.6%
Axiare Patrimonio SOCIMI SA	42,780	607,786
BR Properties SA	15,740	42,358
Goodman Group	203,574	1,049,325
Gramercy Property Trust	153,855	1,418,543
Kungsleden AB	93,385	588,823

		3,706,835

		9,784,683

Real Estate – 0.8%
Developers – 0.8%
Cheung Kong Property Holdings Ltd.	384,500	2,842,477
Kaisa Group Holdings Ltd.(a)(c)(d)	805,000	146,353
Sino Land Co., Ltd.	530,000	899,908
Transurban Group	63,970	504,756

		4,393,494

Food Beverage & Tobacco – 0.7%
Agricultural Products – 0.6%
Archer-Daniels-Midland Co.	64,227	2,798,370
Bunge Ltd.	7,492	464,579
Wilmar International Ltd.	99,100	235,275

		3,498,224

Packaged Foods & Meats – 0.1%
Tyson Foods, Inc. – Class A	11,410	808,399

		4,306,623

AB ALL MARKET REAL RETURN PORTFOLIO •	21

Consolidated Portfolio of Investments

Company		Shares	U.S. $ Value

Mortgage – 0.3%
Mortgage – 0.3%
Blackstone Mortgage Trust, Inc. – Class A		20,090	$606,718
Concentradora Hipotecaria SAPI de CV		512,570	731,119
First American Financial Corp.		14,540	567,933

			1,905,770

Lodging – 0.2%
Lodging – 0.2%
Chesapeake Lodging Trust		11,389	247,255
Summit Hotel Properties, Inc.		46,280	601,177
Wyndham Worldwide Corp.		5,070	333,809

			1,182,241

Total Common Stocks (cost $265,054,197)			279,498,870

		Principal Amount (000)
INFLATION-LINKED SECURITIES – 31.9%
United States – 23.2%
U.S. Treasury Inflation Index 0.125%, 4/15/17-4/15/18 (TIPS)	U.S.$	29,701	29,868,401
1.125%, 1/15/21 (TIPS)		26,791	28,471,531
1.625%, 1/15/18 (TIPS)		25,886	26,635,287
2.375%, 1/15/17 (TIPS)(e)		30,887	31,084,186
2.625%, 7/15/17 (TIPS)(e)		16,125	16,581,444

			132,640,849

Japan – 8.7%
Japanese Government CPI Linked Bond Series 21 0.10%, 3/10/26	JPY	4,960,872	50,072,309

Total Inflation-Linked Securities (cost $183,812,865)			182,713,158

		Shares
INVESTMENT COMPANIES – 14.6%
Funds and Investment Trusts – 14.6%
BB Progressivo II FII		7,967	326,966
iShares MSCI Global Gold Miners ETF		300,650	3,096,695
iShares MSCI Global Metals & Mining Producers ETF		516,149	6,229,918
Kinea Renda Imobiliaria FII		7,048	326,765
SPDR S&P Dividend ETF		87,650	7,137,339
SPDR S&P Oil & Gas Exploration & Production ETF		77,690	2,746,342
VanEck Vectors Gold Miners ETF		319,832	7,842,281
Vanguard Dividend Appreciation ETF		53,530	4,406,054
Vanguard Global ex-U.S. Real Estate ETF		427,809	22,866,391
Vanguard REIT ETF		348,293	28,476,436

Total Investment Companies (cost $87,127,151)			83,455,187

22	• AB ALL MARKET REAL RETURN PORTFOLIO

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

WARRANTS – 0.0%
Equity: Other – 0.0%
Diversified/Specialty – 0.0%
Eastern & Oriental Bhd, expiring 7/21/19(a)	12,100	$505

Health Care – 0.0%
Emaar Properties PJSC, Merrill Lynch Intl & Co., expiring 9/06/18(a)	88,517	167,977

Total Warrants (cost $151,022)		168,482

	Contracts
OPTIONS PURCHASED – CALLS – 0.0%
Options on Funds and Investment Trusts – 0.0%
Energy Select Sector SPDR Fund Expiration: Dec 2016, Exercise Price: $ 75.00(a)(f)	2,783	68,183
iShares U.S. Real Estate ETF Expiration: Nov 2016, Exercise Price: $ 82.00(a)(f)	2,966	10,381

Total Options Purchased – Calls (premiums paid $328,884)		78,564

	Shares
SHORT-TERM INVESTMENTS – 4.6%
Investment Companies – 4.6%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.26%(g)(h) (cost $26,405,766)	26,405,766	26,405,766

Total Investments – 99.8% (cost $562,879,885)		572,320,027
Other assets less liabilities – 0.2%		1,002,772

Net Assets – 100.0%		$573,322,799

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at October 31, 2016	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Brent Crude Oil Futures	30	November 2016	$1,475,712	$1,458,300	$(17,412)
Coffee ‘C’ Futures	33	December 2016	1,885,472	2,031,356	145,884
Copper Futures	25	December 2016	1,317,687	1,378,125	60,438
Gold 100 OZ Futures	72	December 2016	9,700,617	9,166,320	(534,297)
LME Lead Futures	27	December 2016	1,362,389	1,389,825	27,436
LME Nickel Futures	44	December 2016	2,750,966	2,760,252	9,286

AB ALL MARKET REAL RETURN PORTFOLIO •	23

Consolidated Portfolio of Investments

Type	Number of Contracts	Expiration Month	Original Value	Value at October 31, 2016	Unrealized Appreciation/ (Depreciation)
LME Primary Aluminum Futures	162	December 2016	$6,636,940	$7,020,675	$383,735
LME Zinc Futures	47	December 2016	2,632,806	2,888,150	255,344
Platinum Futures	191	January 2017	9,927,160	9,345,630	(581,530)
Silver Futures	9	December 2016	892,147	800,820	(91,327)
WTI Crude Futures	119	November 2017	5,662,728	6,088,040	425,312

Sold Contracts
10 Yr Mini Japan Government Bond Futures	77	December 2016	11,148,740	11,137,723	11,017
Coffee Robusta Futures	91	January 2017	1,910,895	1,987,440	(76,545)
LME Lead Futures	27	December 2016	1,384,005	1,389,825	(5,820)
LME Nickel Futures	23	December 2016	1,466,387	1,442,859	23,528
LME Primary Aluminum Futures	129	December 2016	5,186,338	5,590,537	(404,199)
LME Zinc Futures	36	December 2016	2,101,435	2,212,200	(110,765)
Mini MSCI EAFE Futures	41	December 2016	3,423,807	3,414,685	9,122
Mini MSCI Emerging Market Futures	27	December 2016	1,213,563	1,219,725	(6,162)
S&P 500 E Mini Futures	60	December 2016	6,416,339	6,360,300	56,039
S&P/TSX 60 Index Futures	3	December 2016	376,107	387,609	(11,502)
Sugar 11 (World) Futures	76	February 2017	1,920,160	1,836,038	84,122
U.S. T-Note 5 Yr (CBT) Futures	145	December 2016	17,562,941	17,515,547	47,394
WTI Crude Futures	27	December 2016	1,296,449	1,281,420	15,029

					$(285,873)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		InExchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	USD	11,469	RUB	752,738	12/15/16	$275,182
Bank of America, NA	USD	1,605	RUB	101,488	12/15/16	(21,151)
Barclays Bank PLC	CNY	40,011	USD	5,953	12/15/16	69,800
Barclays Bank PLC	MXN	15,547	USD	839	12/15/16	20,136
Barclays Bank PLC	USD	1,786	CNY	12,039	12/15/16	(15,556)
BNP Paribas SA	AUD	8,078	USD	6,057	12/15/16	(80,895)
BNP Paribas SA	USD	6,351	IDR	83,708,336	12/15/16	31,188
BNP Paribas SA	USD	6,100	JPY	625,802	12/15/16	(123,042)
BNP Paribas SA	USD	910	MYR	3,695	12/15/16	(30,976)
BNP Paribas SA	USD	716	TWD	22,320	12/15/16	(8,490)
Brown Brothers Harriman & Co.	JPY	1,672,113	USD	16,094	12/15/16	122,555
Citibank, NA	AUD	1,681	USD	1,292	12/15/16	14,927
Citibank, NA	CAD	6,731	USD	5,213	12/15/16	193,062
Citibank, NA	EUR	23,896	USD	27,035	12/15/16	753,551

24	• AB ALL MARKET REAL RETURN PORTFOLIO

Consolidated Portfolio of Investments

Counterparty	Contracts to Deliver (000)		InExchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Citibank, NA	GBP	1,436	USD	1,877	12/15/16	$117,100
Citibank, NA	HKD	5,879	USD	759	12/15/16	686
Citibank, NA	RUB	362,091	USD	5,425	12/15/16	(224,712)
Citibank, NA	RUB	99,313	USD	1,555	12/15/16	5,699
Citibank, NA	TRY	5,127	USD	1,711	12/15/16	69,151
Citibank, NA	USD	2,131	AUD	2,795	12/15/16	(7,010)
Citibank, NA	USD	1,666	CAD	2,200	12/15/16	(24,794)
Citibank, NA	USD	1,776	CHF	1,709	12/15/16	(45,071)
Citibank, NA	USD	3,709	EUR	3,314	12/15/16	(64,376)
Citibank, NA	USD	1,686	GBP	1,299	12/15/16	(93,971)
Citibank, NA	USD	2,407	JPY	245,453	12/15/16	(62,645)
Citibank, NA	USD	3,406	ZAR	48,300	12/15/16	145,540
Credit Suisse International	NOK	4,493	USD	539	12/15/16	(5,253)
Credit Suisse International	USD	5,678	NOK	45,993	12/15/16	(110,896)
Deutsche Bank AG	BRL	4,054	USD	1,274	11/03/16	4,352
Deutsche Bank AG	USD	1,212	BRL	4,054	11/03/16	58,490
Deutsche Bank AG	USD	5,439	JPY	542,759	12/15/16	(254,733)
Goldman Sachs Bank USA	JPY	624,320	USD	6,202	12/15/16	238,816
Goldman Sachs Bank USA	USD	1,061	GBP	796	12/15/16	(86,071)
Morgan Stanley & Co., Inc.	BRL	4,054	USD	1,289	11/03/16	18,529
Morgan Stanley & Co., Inc.	USD	1,274	BRL	4,054	11/03/16	(4,352)
Morgan Stanley & Co., Inc.	USD	960	BRL	3,130	12/02/16	12,326
Morgan Stanley & Co., Inc.	CHF	5,377	USD	5,513	12/15/16	65,903
Morgan Stanley & Co., Inc.	JPY	502,258	USD	5,023	12/15/16	225,205
Morgan Stanley & Co., Inc.	USD	202	COP	584,763	12/15/16	(8,341)
Morgan Stanley & Co., Inc.	USD	5,519	GBP	4,486	12/15/16	(22,251)
Morgan Stanley & Co., Inc.	USD	6,122	JPY	622,136	12/15/16	(179,778)
Morgan Stanley & Co., Inc.	USD	1,266	BRL	4,054	1/03/17	(19,272)
Nomura Global Financial Products, Inc.	GBP	5,676	USD	7,244	12/15/16	289,817
Royal Bank of Scotland PLC	USD	586	SGD	788	12/15/16	(19,650)
Royal Bank of Scotland PLC	USD	561	BRL	1,818	1/03/17	(2,123)
Standard Chartered Bank	IDR	76,411,662	USD	5,831	12/15/16	4,710
Standard Chartered Bank	USD	1,519	HKD	11,775	12/15/16	(70)
Standard Chartered Bank	USD	5,454	INR	367,056	12/15/16	15,622
Standard Chartered Bank	USD	131	KRW	143,866	12/15/16	(5,581)
State Street Bank & Trust Co.	JPY	3,173,416	USD	31,326	12/15/16	1,015,127
State Street Bank & Trust Co.	NZD	58	USD	43	12/15/16	1,545
State Street Bank & Trust Co.	USD	1,830	GBP	1,478	12/15/16	(19,598)
State Street Bank & Trust Co.	USD	335	SEK	2,803	12/15/16	(23,807)
State Street Bank & Trust Co.	USD	1,426	THB	49,675	12/15/16	(7,777)
UBS AG	JPY	396,796	USD	3,826	12/15/16	35,550
UBS AG	USD	4,162	EUR	3,748	12/15/16	(39,598)

						$2,192,729

PUT OPTIONS WRITTEN (see Note D)

Description	Contracts	Exercise Price	Expiration Month	Premiums Received	U.S. $ Value
Energy Select Sector SPDR Fund(f)	2,783	$66.00	December 2016	$310,781	$(374,314)
iShares U.S. Real Estate ETF(f)	2,966	69.00	November 2016	56,233	(31,143)

				$367,014	$(405,457)

AB ALL MARKET REAL RETURN PORTFOLIO •	25

Consolidated Portfolio of Investments

INFLATION (CPI) SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund		Unrealized Appreciation/ (Depreciation)
Bank of America, NA	$17,260	5/11/19	1.640%	CPI	#	$169,592
Citibank, NA	57,600	10/16/20	1.780%	CPI	#	131,218
Deutsche Bank AG	31,194	3/26/25	2.170%	CPI	#	(229,788)
Deutsche Bank AG	18,987	3/26/25	2.195%	CPI	#	(163,154)
Deutsche Bank AG	38,982	3/25/25	2.205%	CPI	#	(354,680)
Deutsche Bank AG	46,779	3/25/25	2.205%	CPI	#	(425,622)
Deutsche Bank AG	54,500	7/30/25	2.278%	CPI	#	(610,192)
JPMorgan Chase Bank, NA	76,719	3/30/25	2.170%	CPI	#	(554,325)
JPMorgan Chase Bank, NA	76,719	4/01/25	2.170%	CPI	#	(558,422)

						$(2,595,373)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
JPMorgan Chase Bank, NA Bloomberg Commodity Index 2 Month Forwards	885,270	0.11%	USD	170,124	12/15/16	$(2,697,793)

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2016, the aggregate market value of these securities amounted to $3,294,681 or 0.6% of net assets.

(c)	Illiquid security.

(d)	Fair valued by the Adviser.

(e)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(f)	One contract relates to 100 shares.

(g)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(h)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

26	• AB ALL MARKET REAL RETURN PORTFOLIO

Consolidated Portfolio of Investments

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CNY – Chinese Yuan Renminbi

COP – Colombian Peso

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

IDR – Indonesian Rupiah

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

MXN – Mexican Peso

MYR – Malaysian Ringgit

NOK – Norwegian Krone

NZD – New Zealand Dollar

RUB – Russian Ruble

SEK – Swedish Krona

SGD – Singapore Dollar

THB – Thailand Baht

TRY – Turkish Lira

TWD – New Taiwan Dollar

USD – United States Dollar

ZAR – South African Rand

Glossary:

ADR	– American Depositary Receipt
CBT	– Chicago Board of Trade
CPI	– Consumer Price Index
EAFE	– Europe, Australia, and Far East
ETF	– Exchange Traded Fund

GDR – Global Depositary Receipt

LME – London Metal Exchange

MSCI – Morgan Stanley Capital International

PJSC – Public Joint Stock Company

REG – Registered Shares

REIT – Real Estate Investment Trust

SPDR – Standard & Poor’s Depository Receipt

TIPS – Treasury Inflation Protected Security

TSX – Toronto Stock Exchange

WTI – West Texas Intermediate

See notes to consolidated financial statements.

AB ALL MARKET REAL RETURN PORTFOLIO •	27

Consolidated Portfolio of Investments

CONSOLIDATED STATEMENT OF ASSETS & LIABILITIES

October 31, 2016

Assets
Investments in securities, at value
Unaffiliated issuers (cost $536,474,119)	$545,914,261
Affiliated issuers (cost $26,405,766)	26,405,766
Cash	8,649
Cash collateral due from broker	2,853,784
Foreign currencies, at value (cost $2,531,202)	2,522,125
Unrealized appreciation on forward currency exchange contracts	3,804,569
Receivable for investment securities sold and foreign currency transactions	2,026,762
Unaffiliated interest and dividends receivable	991,516
Receivable for capital stock sold	710,977
Unrealized appreciation on inflation swaps	300,810
Receivable for variation margin on exchange-traded derivatives	17,588
Affiliated dividends receivable	1,939

Total assets	585,558,746

Liabilities
Options written, at value (premiums received $367,014)	405,457
Payable for investment securities purchased and foreign currency transactions	3,380,514
Unrealized depreciation on inflation swaps	2,896,183
Unrealized depreciation on total return swaps	2,697,793
Unrealized depreciation on forward currency exchange contracts	1,611,840
Payable for capital stock redeemed	515,617
Management fee payable	341,168
Payable for variation margin on exchange-traded derivatives	1,182
Distribution fee payable	106,265
Administrative fee payable	16,391
Transfer Agent fee payable	11,416
Payable for terminated total return swaps	1,555
Accrued expenses and other liabilities	250,566

Total liabilities	12,235,947

Net Assets	$573,322,799

Composition of Net Assets
Capital stock, at par	$70,608
Additional paid-in capital	646,143,772
Undistributed net investment income	7,325,715
Accumulated net realized loss on investment and foreign currency transactions	(86,036,720)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	5,819,424

$573,322,799

See notes to consolidated financial statements.

28	• AB ALL MARKET REAL RETURN PORTFOLIO

Consolidated Statement of Assets & Liabilities

Net Asset Value Per Share—30 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$13,681,730	1,660,914	$8.24	*

C	$2,813,832	344,580	$8.17

Advisor	$25,307,404	3,078,266	$8.22

R	$200,808	24,668	$8.14

K	$1,888,160	231,723	$8.15

I	$15,645,502	1,914,626	$8.17

1	$505,142,857	62,295,638	$8.11

2	$8,288	1,000	$8.29

Z	$8,634,218	1,056,597	$8.17

*	The maximum offering price per share for Class A shares was $8.61 which reflects a sales charge of 4.25%.

See notes to consolidated financial statements.

AB ALL MARKET REAL RETURN PORTFOLIO •	29

Consolidated Statement of Assets & Liabilities

CONSOLIDATED STATEMENT OF OPERATIONS

Year Ended October 31, 2016

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $710,437)	$13,113,509
Affiliated issuers	45,288
Interest	519,472	$13,678,269

Expenses
Management fee (see Note B)	4,057,110
Distribution fee—Class A	34,883
Distribution fee—Class C	31,451
Distribution fee—Class R	731
Distribution fee—Class K	4,177
Distribution fee—Class 1	1,185,825
Transfer agency—Class A	26,774
Transfer agency—Class C	6,749
Transfer agency—Advisor Class	53,056
Transfer agency—Class R	384
Transfer agency—Class K	3,379
Transfer agency—Class I	3,231
Transfer agency—Class 1	41,520
Transfer agency—Class Z	1,694
Custodian	288,248
Audit and tax	120,588
Registration fees	114,368
Printing	64,099
Administrative	54,912
Legal	47,766
Directors’ fees	23,701
Miscellaneous	77,499

Total expenses	6,242,145
Less: expenses waived and reimbursed by the Adviser (see Note B)	(46,256)

Net expenses		6,195,889

Net investment income		7,482,380

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized loss on:
Investment transactions		(26,366,832	)(a)
Futures		(20,948,359)
Options written		(2,839,087)
Swaps		(571,585)
Foreign currency transactions		(911,043)
Net change in unrealized appreciation/depreciation of:
Investments		42,597,858	(b)
Futures		14,778,186
Options written		(38,443)
Swaps		1,853,254
Foreign currency denominated assets and liabilities		3,958,206

Net gain on investment and foreign currency transactions		11,512,155

Contributions from Affiliates (see Note B)		4,556

Net Increase in Net Assets from Operations		$18,999,091

(a)	Net of foreign capital gains taxes of $9,019.

(b)	Net of increase in accrued foreign capital gains taxes of $3,079.

See notes to consolidated financial statements.

30	• AB ALL MARKET REAL RETURN PORTFOLIO

Consolidated Statement of Operations

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2016	Year Ended October 31, 2015
Increase (Decrease) in Net Assets from Operations
Net investment income	$7,482,380	$4,570,447
Net realized loss on investment and foreign currency transactions	(51,636,906)	(92,610,596)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	63,149,061	(48,846,620)
Contributions from Affiliates (see Note B)	4,556	306

Net increase (decrease) in net assets from operations	18,999,091	(136,886,463)
Dividends to Shareholders from
Net investment income
Class A	(174,718)	(483,613)
Class C	(11,593)	(100,388)
Advisor Class	(479,187)	(1,240,758)
Class R	(1,815)	(4,403)
Class K	(27,392)	(50,051)
Class I	(300,575)	(452,178)
Class 1	(8,849,158)	(12,070,530)
Class 2	(172)	(270)
Class Z	(162,962)	(254)
Capital Stock Transactions
Net increase	18,834,778	64,070,635

Total increase (decrease)	27,826,297	(87,218,273)
Net Assets
Beginning of period	545,496,502	632,714,775

End of period (including undistributed net investment income of $7,325,715 and $7,271,555, respectively)	$573,322,799	$545,496,502

See notes to consolidated financial statements.

AB ALL MARKET REAL RETURN PORTFOLIO •	31

Consolidated Statement of Changes in Net Assets

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

October 31, 2016

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of ten portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB All Market Real Return Portfolio (the “Portfolio”), a diversified portfolio. As part of the Portfolio’s investment strategy, the Portfolio seeks to gain exposure to commodities and commodities-related instruments and derivatives primarily through investments in AllianceBernstein Cayman Inflation Strategy, Ltd., a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands (the “Subsidiary”). The Portfolio and the Subsidiary commenced operations on March 8, 2010. The Subsidiary was incorporated on February 1, 2010. The Portfolio is the sole shareholder of the Subsidiary and it is intended that the Portfolio will remain the sole shareholder and will continue to control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. As of October 31, 2016, net assets of the Portfolio were $573,322,799, of which $97,514,339, or 17%, represented the Portfolio’s ownership of all issued shares and voting rights of the Subsidiary. This report presents the consolidated financial statements of AB All Market Real Return Portfolio and the Subsidiary. All intercompany transactions and balances have been eliminated in consolidation. The Portfolio has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class 1, Class 2 and Class Z shares. Class B shares are not publically offered. Class 1 shares are sold only to the private clients of Sanford C. Bernstein & Co. LLC by its registered representatives. As of October 31, 2016, AllianceBernstein L.P. (the “Adviser”), was the sole shareholder of Class 2 shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R, Class K, Class 1, and Class Z shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I, and Class 2 shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All ten classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The consolidated financial statements have been prepared in conformity with

32	• AB ALL MARKET REAL RETURN PORTFOLIO

Notes to Consolidated Financial Statements

U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases

AB ALL MARKET REAL RETURN PORTFOLIO •	33

Notes to Consolidated Financial Statements

where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

34	• AB ALL MARKET REAL RETURN PORTFOLIO

Notes to Consolidated Financial Statements

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rates, coupon rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, by pricing vendors, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market.

AB ALL MARKET REAL RETURN PORTFOLIO •	35

Notes to Consolidated Financial Statements

Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of October 31, 2016:

Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Energy	$61,349,174		$57,762,505		$	– 0	–	$119,111,679
Materials	16,633,277		26,746,537			– 0	–(a)	43,379,814
Equity: Other	15,145,556		20,338,991			– 0	–	35,484,547
Residential	14,425,982		10,435,141			– 0	–	24,861,123
Retail	13,920,700		5,994,182			– 0	–	19,914,882
Office	7,943,464		7,230,550			– 0	–	15,174,014
Industrials	5,356,849		4,427,834			– 0	–	9,784,683
Real Estate	– 0	–	4,247,141			146,353		4,393,494
Food Beverage & Tobacco	4,071,348		235,275			– 0	–	4,306,623
Mortgage	1,905,770		– 0	–		– 0	–	1,905,770
Lodging	1,182,241		– 0	–		– 0	–	1,182,241
Inflation-Linked Securities	– 0	–	182,713,158			– 0	–	182,713,158
Investment Companies	83,455,187		– 0	–		– 0	–	83,455,187
Warrants	505		167,977			– 0	–	168,482
Options Purchased – Calls	– 0	–	78,564			– 0	–	78,564
Short-Term Investments	26,405,766		– 0	–		– 0	–	26,405,766

Total Investments in Securities	251,795,819		320,377,855			146,353		572,320,027
Other Financial Instruments(b):
Assets:
Futures	1,553,686		– 0	–		– 0	–	1,553,686	(c)
Forward Currency Exchange Contracts	– 0	–	3,804,569			– 0	–	3,804,569
Inflation (CPI) Swaps	– 0	–	300,810			– 0	–	300,810
Liabilities:
Futures	(1,839,559)		– 0	–		– 0	–	(1,839,559	)(c)
Forward Currency Exchange Contracts	– 0	–	(1,611,840)			– 0	–	(1,611,840)
Put Options Written	– 0	–	(405,457)			– 0	–	(405,457)
Inflation (CPI) Swaps	– 0	–	(2,896,183)			– 0	–	(2,896,183)
Total Return Swaps	– 0	–	(2,697,793)			– 0	–	(2,697,793)

Total(d)	$251,509,946		$316,871,961			$146,353		$568,528,260

(a)	The Portfolio held securities with zero market value at period end.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument. Other financial instruments may also include options written which are valued at market value.

(c)

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

(d)	There were de minimis transfers under 1% of net assets between Level 1 and Level 2 during the reporting period.

36	• AB ALL MARKET REAL RETURN PORTFOLIO

Notes to Consolidated Financial Statements

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Common Stocks - Equity: Other		Common Stocks - Materials(a)			Common Stocks - Residential
Balance as of 10/31/15	$147,589		$	– 0	–	$	– 0	–(b)
Accrued discounts/(premiums)	– 0	–		– 0	–		– 0	–
Realized gain (loss)	– 0	–		– 0	–		– 0	–
Change in unrealized appreciation/depreciation	(1,236)			– 0	–		– 0	–
Purchases	– 0	–		– 0	–		– 0	–
Sales	– 0	–		– 0	–		– 0	–
Transfers in to Level 3	– 0	–		– 0	–		– 0	–
Transfers out of Level 3	– 0	–		– 0	–		– 0	–(b)

Balance as of 10/31/16	$146,353		$	– 0	–	$	– 0	–

Net change in unrealized appreciation/depreciation from investments held as of 10/31/16(c)	$(1,236)		$	– 0	–	$	– 0	–

	Total
Balance as of 10/31/15	$147,589
Accrued discounts/(premiums)	– 0	–
Realized gain (loss)	– 0	–
Change in unrealized appreciation/depreciation	(1,236)
Purchases	– 0	–
Sales	– 0	–
Transfers in to Level 3	– 0	–
Transfers out of Level 3	– 0	–(b)

Balance as of 10/31/16	$146,353	(d)

Net change in unrealized appreciation/depreciation from investments held as of 10/31/16(c)	$(1,236)

(a)	The Portfolio held securities with zero market value at period end.

(b)	Amount less than $0.50.

(c)	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

(d)	There were de minimis transfers under 1% of net assets during the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the

AB ALL MARKET REAL RETURN PORTFOLIO •	37

Notes to Consolidated Financial Statements

Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

38	• AB ALL MARKET REAL RETURN PORTFOLIO

Notes to Consolidated Financial Statements

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

If, during a taxable year, the Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Portfolio as a deductible amount for Federal income tax purposes. Note that the loss from the Subsidiary’s contemplated activities also cannot be carried forward to reduce future Subsidiary’s income in subsequent years. However, if the Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Portfolio as income for Federal income tax purposes.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s consolidated financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

AB ALL MARKET REAL RETURN PORTFOLIO •	39

Notes to Consolidated Financial Statements

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Management Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser a management fee at an annual rate of .75% of the Portfolio’s average daily net assets. The Adviser agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) to 1.30%, 2.05%, 1.05%, 1.55%, 1.30%, 1.05%, 1.30%, 1.05% and 1.05% of daily average net assets for Class A, Class C, Advisor Class, Class R, Class K, Class I, Class 1, Class 2 and Class Z shares, respectively. Prior to January 29, 2016, the Adviser had agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.30%, 2.00%, 1.00%, 1.50%, 1.25%, 1.00%, 1.25%, 1.00% and 1.00% of daily average net assets for Class A, Class C, Advisor Class, Class R, Class K, Class I, Class 1, Class 2 and Class Z shares, respectively. This fee waiver and/or expense reimbursement agreement will remain in effect until January 29, 2017. For the year ended October 31, 2016, such reimbursement amounted to $26,910.

The Subsidiary has entered into a separate agreement with the Adviser for the management of the Subsidiary’s portfolio. The Adviser receives no compensation from the Subsidiary for its services under the agreement.

During the years ended October 31, 2016 and October 31, 2015 the Adviser reimbursed the Strategy $4,556 and $306, respectively, for trading losses incurred due to a trade entry error.

40	• AB ALL MARKET REAL RETURN PORTFOLIO

Notes to Consolidated Financial Statements

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended October 31, 2016, the reimbursement for such services amounted to $54,912.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $98,731 for the year ended October 31, 2016.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Portfolio’s shares. The Distributor has advised the Portfolio that it has retained front-end sales charges of $288 from the sale of Class A shares and received $0 and $64 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended October 31, 2016.

The AB Fixed-Income Shares, Inc.—Government STIF Portfolio (the “Government STIF Portfolio”), prior to June 1, 2016, was offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and was not available for direct purchase by members of the public. Prior to June 1, 2016, the Government STIF Portfolio paid no advisory fees but did bear its own expenses. As of June 1, 2016, the Government STIF Portfolio, which was renamed “AB Government Money Market Portfolio” (the “Government Money Market Portfolio”), has a contractual advisory fee rate of .20% and continues to bear its own expenses. In connection with the investment by the Portfolio in the Government Money Market Portfolio, the Adviser has agreed to waive its advisory fee from the Portfolio in an amount equal to the Portfolio’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the year ended October 31, 2016, such waiver amounted to $19,346. A summary of the Portfolio’s transactions in shares of the Government Money Market Portfolio for the year ended October 31, 2016 is as follows:

Market Value 10/31/15 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 10/31/16 (000)	Dividend Income (000)
$49,719	$437,559	$460,872	$26,406	$45

AB ALL MARKET REAL RETURN PORTFOLIO •	41

Notes to Consolidated Financial Statements

Brokerage commissions paid on investment transactions for the year ended October 31, 2016 amounted to $456,170, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Portfolio has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”) at an annual rate of up to .30% of the Portfolio’s average daily net assets attributable to Class A shares, 1% of the Portfolio’s average daily net assets attributable to Class C shares, .50% of the Portfolio’s average daily net assets attributable to Class R shares, .25% of the Portfolio’s average daily net assets attributable to Class K shares and .25% of the Portfolio’s average daily net assets attributable to Class 1 shares. There are no distribution and servicing fees on the Advisor Class, Class I, Class 2 and Class Z shares. Effective January 29, 2016, payments under the Plan were limited to .25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Portfolio’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amounts of $153,922, $15,609, $18,681 and $1,651,946 for Class C, Class R, Class K and Class 1 shares, respectively. While such costs may be recovered from the Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2016 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$434,632,964	$372,425,281
U.S. government securities	104,244,477	155,909,614

42	• AB ALL MARKET REAL RETURN PORTFOLIO

Notes to Consolidated Financial Statements

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency, written options and swap transactions) are as follows:

Cost	$707,994,365

Gross unrealized appreciation	$25,535,941
Gross unrealized depreciation	(161,872,398)

Net unrealized appreciation	$(136,336,457)

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the consolidated statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin.

AB ALL MARKET REAL RETURN PORTFOLIO •	43

Notes to Consolidated Financial Statements

When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the consolidated statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended October 31, 2016, the Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended October 31, 2016, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Portfolio may use options transactions for non-hedging purposes as a means of

44	• AB ALL MARKET REAL RETURN PORTFOLIO

Notes to Consolidated Financial Statements

making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

During the year ended October 31, 2016, the Portfolio held purchased options for hedging and non-hedging purposes.

During the year ended October 31, 2016, the Portfolio held written options for hedging and non-hedging purposes.

AB ALL MARKET REAL RETURN PORTFOLIO •	45

Notes to Consolidated Financial Statements

For the year ended October 31, 2016, the Portfolio had the following transactions in written options:

	Number of Contracts		Premiums Received
Options written outstanding as of 10/31/15	– 0	–	$	– 0	–
Options written	44,349,395			3,273,373
Options assigned	(21,900,000)			(399,872)
Options expired	(7,623,646)			(898,517)
Options bought back	(14,820,000)			(1,607,970)
Options exercised	– 0	–		– 0	–

Options written outstanding as of 10/31/16	5,749			$367,014

•	Swaps

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets and currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the consolidated statement

46	• AB ALL MARKET REAL RETURN PORTFOLIO

Notes to Consolidated Financial Statements

of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the consolidated statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the consolidated statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the consolidated statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the consolidated statement of operations.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.

During the year ended October 31, 2016, the Portfolio held inflation (CPI) swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Portfolio may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Portfolio is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

During the year ended October 31, 2016, the Portfolio held total return swaps for hedging and non-hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its derivative contract counterparties in order to, among other things,

AB ALL MARKET REAL RETURN PORTFOLIO •	47

Notes to Consolidated Financial Statements

reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

48	• AB ALL MARKET REAL RETURN PORTFOLIO

Notes to Consolidated Financial Statements

During the year ended October 31, 2016, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Consolidated Statement of Assets and Liabilities Location	Fair Value		Consolidated Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$58,411	*

Equity contracts	Receivable/Payable for variation margin on exchange-traded derivatives	65,161	*	Receivable/Payable for variation margin on exchange-traded derivatives	$17,664	*

Commodity contracts	Receivable/Payable for variation margin on exchange-traded derivatives	1,430,114	*	Receivable/Payable for variation margin on exchange-traded derivatives	1,821,895	*

Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	3,804,569		Unrealized depreciation on forward currency exchange contracts	1,611,840

Equity contracts	Investments in securities, at value	78,564

Equity contracts				Options written, at value	405,457

Interest rate contracts	Unrealized appreciation on inflation swaps	300,810		Unrealized depreciation on inflation swaps	2,896,183

Equity contracts				Unrealized depreciation on total return swaps	2,697,793

Total		$5,737,629			$9,450,832

*	Only variation margin receivable/payable at period end is reported within the consolidated statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the consolidated portfolio of investments.

AB ALL MARKET REAL RETURN PORTFOLIO •	49

Notes to Consolidated Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives Within Consolidated Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$1,259	$58,411

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(812,892)	47,497

Commodity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(20,136,726)	14,672,278

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	(278,026)	3,637,774

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(1,429,275)	(250,320)

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	(2,839,087)	(38,443)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	145,243	(43,653)

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(716,828)	1,896,907

Total		$(26,066,332)	$19,980,451

50	• AB ALL MARKET REAL RETURN PORTFOLIO

Notes to Consolidated Financial Statements

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the year ended October 31, 2016:

Futures:
Average original value of buy contracts	$58,898,936
Average original value of sale contracts	$19,318,809
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$99,383,889
Average principal amount of sale contracts	$127,945,387
Purchased Options:
Average monthly cost	$552,319	(a)
Inflation Swaps:
Average notional amount	$390,870,769
Total Return Swaps:
Average notional amount	$175,780,947

(a)	Positions were open for six months during the year.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the consolidated statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Portfolio as of October 31, 2016:

All Market Real Return Portfolio

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset	Cash Collateral Received	Security Collateral Received	Net Amount of Derivatives Assets
OTC Derivatives:
Bank of America, NA	$444,774	$(21,151)	$	– 0	–	$	– 0	–	$423,623
Barclays Bank PLC	89,936	(15,556)	– 0	–	– 0	–	74,380
BNP Paribas SA	31,188	(31,188)	– 0	–	– 0	–	– 0	–
Brown Brothers Harriman & Co.	122,555	– 0	–	– 0	–	– 0	–	122,555
Citibank, NA	1,430,934	(522,579)	– 0	–	– 0	–	908,355
Deutsche Bank AG	62,842	(62,842)	– 0	–	– 0	–	– 0	–
Goldman Sachs Bank USA	238,816	(86,071)	– 0	–	– 0	–	152,745
Morgan Stanley & Co., Inc.	321,963	(233,994)	– 0	–	– 0	–	87,969
Nomura Global Financial Products, Inc.	289,817	– 0	–	– 0	–	– 0	–	289,817
Standard Chartered Bank	20,332	(5,651)	– 0	–	– 0	–	14,681
State Street Bank & Trust Co.	1,016,672	(51,182)	– 0	–	– 0	–	965,490
UBS AG	35,550	(35,550)	– 0	–	– 0	–	– 0	–

Total	$4,105,379	$(1,065,764)	$	– 0	–	$	– 0	–	$3,039,615	^

AB ALL MARKET REAL RETURN PORTFOLIO •	51

Notes to Consolidated Financial Statements

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged			Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Morgan Stanley & Co., Inc.**	$1,182	$	– 0	–		$(1,182)		$	– 0	–	$	– 0	–

Total	$1,182	$	– 0	–		$(1,182)		$	– 0	–	$	– 0	–

OTC Derivatives:
Bank of America, NA	$21,151		$(21,151)		$	– 0	–	$	– 0	–	$	– 0	–
Barclays Bank PLC	15,556		(15,556)			– 0	–		– 0	–		– 0	–
BNP Paribas SA	243,403		(31,188)			– 0	–		– 0	–		212,215
Citibank, NA	522,579		(522,579)			– 0	–		– 0	–		– 0	–
Credit Suisse International	116,149		– 0	–		– 0	–		– 0	–		116,149
Deutsche Bank AG	2,038,169		(62,842)			– 0	–		(1,851,313)			124,014
Goldman Sachs Bank USA	86,071		(86,071)			– 0	–		– 0	–		– 0	–
JPMorgan Chase Bank, NA	1,112,747		– 0	–		– 0	–		(1,104,955)			7,792
Morgan Stanley & Co., Inc.	233,994		(233,994)			– 0	–		– 0	–		– 0	–
Royal Bank of Scotland PLC	19,650		– 0	–		– 0	–		– 0	–		19,650
Standard Chartered Bank	5,651		(5,651)			– 0	–		– 0	–		– 0	–
State Street Bank & Trust Co.	51,182		(51,182)			– 0	–		– 0	–		– 0	–
UBS AG	39,598		(35,550)			– 0	–		– 0	–		4,048

Total	$4,505,900		$(1,065,764)		$	– 0	–		$(2,956,268)			$483,868	^

*	The actual collateral received/pledged is more than the amount reported due to over-collateralization.

**	Cash has been posted for initial margin requirements for exchange-traded derivatives outstanding at October 31, 2016.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

AllianceBernstein Cayman Inflation Strategy, Ltd.

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset	Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Morgan Stanley & Co., Inc.*	$96,152	$(96,152)	$	– 0	–	$	– 0	–	$	– 0	–

Total	$96,152	$(96,152)	$	– 0	–	$	– 0	–	$	– 0	–

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset	Cash Collateral Pledged**			Security Collateral Pledged**			Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Morgan Stanley & Co., Inc.*	$405,457	$(96,152)		$(309,305)		$	– 0	–	$	– 0	–

Total	$405,457	$(96,152)		$(309,305)		$	– 0	–	$	– 0	–

52	• AB ALL MARKET REAL RETURN PORTFOLIO

Notes to Consolidated Financial Statements

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset			Cash Collateral Pledged**			Security Collateral Pledged**		Net Amount of Derivatives Liabilities
OTC Derivatives:
JPMorgan Chase Bank, NA	$2,697,793	$	– 0	–	$	– 0	–	$(2,697,793)		$	– 0	–
Royal Bank of Scotland PLC	2,123		– 0	–		– 0	–	– 0	–		2,123

Total	$2,699,916	$	– 0	–	$	– 0	–	$(2,697,793)			$2,123	^

*	Cash has been posted for initial margin requirements for exchange-traded derivatives outstanding at October 31, 2016.

**	The actual collateral received/pledged is more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015

Class A
Shares sold	245,481	374,648	$1,819,266	$3,531,705

Shares issued in reinvestment of dividends	20,294	37,166	151,390	350,845

Shares redeemed	(648,018)	(1,070,575)	(5,137,204)	(10,041,550)

Net decrease	(382,243)	(658,761)	$(3,166,548)	$(6,159,000)

AB ALL MARKET REAL RETURN PORTFOLIO •	53

Notes to Consolidated Financial Statements

	Shares		Amount
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015

Class C
Shares sold	15,344	37,945	$113,580	$351,368

Shares issued in reinvestment of dividends	1,376	9,857	10,241	92,557

Shares redeemed	(195,134)	(344,737)	(1,449,254)	(3,093,893)

Net decrease	(178,414)	(296,935)	$(1,325,433)	$(2,649,968)

Advisor Class
Shares sold	577,788	1,189,217	$4,275,690	$10,830,265

Shares issued in reinvestment of dividends	51,230	98,208	380,640	925,118

Shares redeemed	(1,306,062)	(3,060,481)	(10,069,125)	(28,495,992)

Net decrease	(677,044)	(1,773,056)	$(5,412,795)	$(16,740,609)

Class R
Shares sold	9,576	7,416	$75,433	$63,929

Shares issued in reinvestment of dividends	246	442	1,815	4,154

Shares redeemed	(5,298)	(5,045)	(42,319)	(45,082)

Net increase	4,524	2,813	$34,929	$23,001

Class K
Shares sold	67,241	62,469	$523,121	$557,586

Shares issued in reinvestment of dividends	3,711	5,336	27,392	50,051

Shares redeemed	(45,730)	(68,385)	(346,047)	(611,048)

Net increase (decrease)	25,222	(580)	$204,466	$(3,411)

Class I
Shares sold	155,919	150,454	$1,213,236	$1,362,834

Shares issued in reinvestment of dividends	40,784	48,155	300,575	452,178

Shares redeemed	(72,018)	(433,520)	(561,598)	(4,392,159)

Net increase (decrease)	124,685	(234,911)	$952,213	$(2,577,147)

54	• AB ALL MARKET REAL RETURN PORTFOLIO

Notes to Consolidated Financial Statements

	Shares			Amount
	Year Ended October 31, 2016	Year Ended October 31, 2015		Year Ended October 31, 2016	Year Ended October 31, 2015

Class 1
Shares sold	15,020,515	18,003,797		$111,631,381	$160,040,128

Shares issued in reinvestment of dividends	1,068,928	1,118,730		7,835,240	10,437,747

Shares redeemed	(12,789,170)	(9,227,855)		(97,126,550)	(81,519,998)

Net increase	3,300,273	9,894,672		$22,340,071	$88,957,877

Class Z
Shares sold	790,016	563,425		$6,161,358	$4,665,612

Shares issued in reinvestment of dividends	22,111	– 0	–	162,962	– 0	–

Shares redeemed	(145,833)	(174,072)		(1,116,445)	(1,445,720)

Net increase	666,294	389,353		$5,207,875	$3,219,892

There were no transactions in capital shares for Class 2 for the years ended October 31, 2016 and October 31, 2015.

NOTE F

Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Commodity Risk—Investing in commodities and commodity-linked derivative instruments, either directly or through the Subsidiary, may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

AB ALL MARKET REAL RETURN PORTFOLIO •	55

Notes to Consolidated Financial Statements

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the consolidated statement of assets and liabilities.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of derivative instruments by the Portfolio, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Liquidity Risk—Liquidity risk occurs when particular investments are difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of liquidity risk may include low trading volumes and large positions. Foreign fixed-income securities may have more liquidity risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Subsidiary Risk—By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Portfolio and are subject to the same risks that apply to similar investments if held directly by the Portfolio. The Subsidiary is not registered under the Investment

56	• AB ALL MARKET REAL RETURN PORTFOLIO

Notes to Consolidated Financial Statements

Company Act of 1940, as amended (the “1940 Act”), and, unless otherwise noted in the Portfolio’s prospectus, is not subject to all of the investor protections of the 1940 Act. However, the Portfolio wholly owns and controls the Subsidiary, and the Portfolio and the Subsidiary are managed by the Adviser, making it unlikely the Subsidiary will take actions contrary to the interests of the Portfolio or its shareholders.

Real Estate Risk—The Portfolio’s investments in the real estate market have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in REITs may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in taxes.

Diversification Risk—The Portfolio may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers and that adverse changes in the value of one security could have a more significant effect on the Portfolio’s NAV.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the consolidated statement of operations. The Portfolio did not utilize the Facility during the year ended October 31, 2016.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2016 and October 31, 2015 were as follows:

	2016	2015
Distributions paid from:
Ordinary income	$10,007,572	$14,402,445

Total distributions paid	$10,007,572	$14,402,445

AB ALL MARKET REAL RETURN PORTFOLIO •	57

Notes to Consolidated Financial Statements

As of October 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$11,854,542
Accumulated capital and other losses	(72,085,602	)(a)
Unrealized appreciation/(depreciation)	(139,166,069	)(b)

Total accumulated earnings/(deficit)	$(199,397,129)

(a)	On October 31, 2016, the Portfolio had a net capital loss carryforward of $72,085,602.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of passive foreign investment companies (PFICs), the tax treatment of Treasury inflation-protected securities, the realization for tax purposes of gains/losses on certain derivative instruments, the tax treatment of a corporate restructuring, and the tax treatment of earnings from the Subsidiary.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-December 22, 2010 capital losses must be utilized prior to the earlier capital losses, which are subject to expiration. Post-December 22, 2010 capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of October 31, 2016, the Portfolio had a net capital loss carryforward of $72,085,602 which will expire as follows:

Short-Term Amount	Long-Term Amount	Expiration
$6,012,702	n/a	2019
$24,234,270	$41,838,630	No Expiration

During the current fiscal year, permanent differences primarily due to the tax treatment of futures, swaps and passive foreign investment companies (PFICs), reclassifications of foreign currency and foreign capital gains tax, the book/tax differences associated with the treatment of earnings from the Subsidiary, the tax treatment of a corporate restructuring, the tax treatment of treasury inflation-protected securities, and the tax treatment of partnership investments and contributions from the Adviser resulted in a net increase in undistributed net investment income, a net decrease in accumulated net realized loss on investment and foreign currency transactions, and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE I

New Accounting Pronouncements

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2015-07 (the “ASU”) which removes the requirement to categorize within the fair value hierarchy all

58	• AB ALL MARKET REAL RETURN PORTFOLIO

Notes to Consolidated Financial Statements

investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for investments that are eligible to be measured at fair value using the net asset value per share practical expedient but do not utilize that practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. Management has evaluated the implications of these changes and there will be no impact to the financial statements.

NOTE J

Other

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the financial statements and related disclosures.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the consolidated financial statements through the date the consolidated financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s consolidated financial statements through this date.

AB ALL MARKET REAL RETURN PORTFOLIO •	59

Notes to Consolidated Financial Statements

CONSOLIDATED FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended October 31,
2016	2015	2014	2013	2012

Net asset value, beginning of period	$ 8.13	$ 10.52	$ 11.04	$ 11.33	$ 11.05

Income From Investment Operations
Net investment income(a)(b)	.10	.06	(c)	.12	.10	.11
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.11	(2.26)	(.50)	(.13)	.25
Contributions from Affiliates	.00	(c)	.00	(c)	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.21	(2.20)	(.38)	(.03)	.36

Less: Dividends
Dividends from net investment income	(.10)	(.19)	(.14)	(.26)	(.08)

Net asset value, end of period	$ 8.24	$ 8.13	$ 10.52	$ 11.04	$ 11.33

Total Return
Total investment return based on net asset value(d)	2.75%	(21.16)%	(3.45)%	(.27)%	3.36%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$13,682	$16,611	$28,434	$64,800	$67,989
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.30%	1.30%	1.23%	1.05%	1.05%
Expenses, before waivers/reimbursements	1.36%	1.47%	1.30%	1.34%	1.28%
Net investment income(b)	1.23%	.62%	1.03%	.86%	1.02%
Portfolio turnover rate	119%	53%	73%	54%	118%

See footnote summary on page 68.

60	• AB ALL MARKET REAL RETURN PORTFOLIO

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended October 31,
2016	2015	2014	2013	2012

Net asset value, beginning of period	$ 8.03	$ 10.40	$ 10.90	$ 11.18	$ 10.93

Income From Investment Operations
Net investment income (loss)(a)(b)	.04	(.01)	.04	.02	.03
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.12	(2.23)	(.49)	(.12)	.25
Contributions from Affiliates	.00	(c)	.00	(c)	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.16	(2.24)	(.45)	(.10)	.28

Less: Dividends
Dividends from net investment income	(.02)	(.13)	(.05)	(.18)	(.03)

Net asset value, end of period	$ 8.17	$ 8.03	$ 10.40	$ 10.90	$ 11.18

Total Return
Total investment return based on net asset value(d)†	2.07%	(21.75)%	(4.13)%	(.92)%	2.58%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,814	$4,202	$8,531	$13,063	$15,974
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.03%	2.00%	1.93%	1.75%	1.75%
Expenses, before waivers/reimbursements	2.11%	2.16%	2.02%	2.04%	1.99%
Net investment income (loss)(b)	.51%	(.07)%	.34%	.16%	.32%
Portfolio turnover rate	119%	53%	73%	54%	118%

See footnote summary on page 68.

AB ALL MARKET REAL RETURN PORTFOLIO •	61

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended October 31,
2016	2015	2014	2013	2012

Net asset value, beginning of period	$ 8.13	$ 10.56	$ 11.09	$ 11.37	$ 11.08

Income From Investment Operations
Net investment income(a)(b)	.12	.09	.15	.13	.15
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.11	(2.27)	(.50)	(.12)	.25
Contributions from Affiliates	.00	(c)	.00	(c)	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.23	(2.18)	(.35)	.01	.40

Less: Dividends
Dividends from net investment income	(.14)	(.25)	(.18)	(.29)	(.11)

Net asset value, end of period	$ 8.22	$ 8.13	$ 10.56	$ 11.09	$ 11.37

Total Return
Total investment return based on net asset value(d)	3.00%	(20.95)%	(3.20)%	.12%	3.69%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$25,307	$30,541	$58,399	$64,911	$72,529
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.04%	1.00%	.94%	.75%	.75%
Expenses, before waivers/reimbursements	1.10%	1.17%	1.02%	1.04%	.99%
Net investment income(b)	1.51%	.95%	1.33%	1.18%	1.33%
Portfolio turnover rate	119%	53%	73%	54%	118%

See footnote summary on page 68.

62	• AB ALL MARKET REAL RETURN PORTFOLIO

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Year Ended October 31,
2016	2015	2014	2013	2012

Net asset value, beginning of period	$ 8.06	$ 10.51	$ 11.04	$ 11.32	$ 11.02

Income From Investment Operations
Net investment income(a)(b)	.07	.04	.15	.08	.09
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.11	(2.24)	(.55)	(.13)	.26
Contributions from Affiliates	.00	(c)	.00	(c)	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.18	(2.20)	(.40)	(.05)	.35

Less: Dividends
Dividends from net investment income	(.10)	(.25)	(.13)	(.23)	(.05)

Net asset value, end of period	$ 8.14	$ 8.06	$ 10.51	$ 11.04	$ 11.32

Total Return
Total investment return based on net asset value(d)†	2.41%	(21.37)%	(3.66)%	(.47)%	3.20%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$201	$162	$182	$38	$17
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.54%	1.50%	1.44%	1.25%	1.25%
Expenses, before waivers/reimbursements	1.66%	1.64%	1.55%	1.65%	1.64%
Net investment income(b)	.91%	.42%	1.36%	.76%	.82%
Portfolio turnover rate	119%	53%	73%	54%	118%

See footnote summary on page 68.

AB ALL MARKET REAL RETURN PORTFOLIO •	63

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Year Ended October 31,
2016	2015	2014	2013	2012

Net asset value, beginning of period	$ 8.07	$ 10.50	$ 11.03	$ 11.32	$ 11.05

Income From Investment Operations
Net investment income(a)(b)	.10	.06	.12	.10	.10
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.11	(2.25)	(.49)	(.12)	.27
Contributions from Affiliates	.00	(c)	.00	(c)	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.21	(2.19)	(.37)	(.02)	.37

Less: Dividends
Dividends from net investment income	(.13)	(.24)	(.16)	(.27)	(.10)

Net asset value, end of period	$ 8.15	$ 8.07	$ 10.50	$ 11.03	$ 11.32

Total Return
Total investment return based on net asset value(d)	2.81%	(21.19)%	(3.39)%	(.19)%	3.43%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,888	$1,668	$2,174	$1,684	$1,286
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.29%	1.25%	1.19%	1.00%	1.00%
Expenses, before waivers/reimbursements	1.35%	1.34%	1.24%	1.33%	1.35%
Net investment income(b)	1.23%	.67%	1.10%	.95%	.89%
Portfolio turnover rate	119%	53%	73%	54%	118%

See footnote summary on page 68.

64	• AB ALL MARKET REAL RETURN PORTFOLIO

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Year Ended October 31,
	2016		2015	2014	2013		2012

Net asset value, beginning of period	$ 8.11		$ 10.54	$ 11.07	$ 11.36		$ 11.07

Income From Investment Operations
Net investment income(a)	.12	(b)	.09	.15	.13	(b)	.14	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.11		(2.25)	(.49)	(.13)		.26
Contributions from Affiliates	.00	(c)	.00 (c)	.00 (c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.23		(2.16)	(.34)	– 0	–	.40

Less: Dividends
Dividends from net investment income	(.17)		(.27)	(.19)	(.29)		(.11)

Net asset value, end of period	$ 8.17		$ 8.11	$ 10.54	$ 11.07		$ 11.36

Total Return
Total investment return based on net asset value(d)†	3.03%		(20.97)%	(3.09)%	.04%		3.69%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$15,646		$14,508	$21,341	$19,303		$18,790
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.91%		.96%	.91%	.75%		.75%
Expenses, before waivers/reimbursements	.92%		.96%	.91%	.97%		.98%
Net investment income	1.61	%(b)	.99%	1.37%	1.17	%(b)	1.32	%(b)
Portfolio turnover rate	119%		53%	73%	54%		118%

See footnote summary on page 68.

AB ALL MARKET REAL RETURN PORTFOLIO •	65

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class 1
	Year Ended October 31,
	2016		2015	2014	2013		2012

Net asset value, beginning of period	$ 8.05		$ 10.46	$ 11.00	$ 11.29		$ 11.01

Income From Investment Operations
Net investment income(a)	.11	(b)	.07	.13	.10	(b)	.12	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.10		(2.24)	(.50)	(.12)		.25
Contributions from Affiliates	.00	(c)	.00 (c)	.00 (c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.21		(2.17)	(.37)	(.02)		.37

Less: Dividends
Dividends from net investment income	(.15)		(.24)	(.17)	(.27)		(.09)

Net asset value, end of period	$ 8.11		$ 8.05	$ 10.46	$ 11.00		$ 11.29

Total Return
Total investment return based on net asset value(d)†	2.82%		(21.12)%	(3.35)%	(.19)%		3.47%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$505,143		$474,631	$513,633	$420,593		$221,971
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.15%		1.16%	1.14%	1.00%		1.00%
Expenses, before waivers/reimbursements	1.16%		1.16%	1.14%	1.16%		1.21%
Net investment income	1.38	%(b)	.79%	1.16%	.95	%(b)	1.07	%(b)
Portfolio turnover rate	119%		53%	73%	54%		118%

See footnote summary on page 68.

66	• AB ALL MARKET REAL RETURN PORTFOLIO

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class 2
	Year Ended October 31,
	2016		2015	2014	2013		2012

Net asset value, beginning of period	$ 8.22		$ 10.68	$ 11.19	$ 11.48		$ 11.07

Income From Investment Operations
Net investment income(a)	.13	(b)	.09	.15	.13	(b)	.15	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.11		(2.28)	(.50)	(.12)		.26
Contributions from Affiliates	.00	(c)	.00 (c)	.00 (c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.24		(2.19)	(.35)	.01		.41

Less: Dividends
Dividends from net investment income	(.17)		(.27)	(.16)	(.30)		– 0	–

Net asset value, end of period	$ 8.29		$ 8.22	$ 10.68	$ 11.19		$ 11.48

Total Return
Total investment return based on net asset value(d)	3.17%		(20.85)%	(3.12)%	.05%		3.70%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$8		$8	$11	$11		$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.90%		.92%	.89%	.75%		.75%
Expenses, before waivers/reimbursements	.90%		.92%	.89%	1.93%		.96%
Net investment income	1.60	%(b)	.92%	1.36%	1.16	%(b)	1.32	%(b)
Portfolio turnover rate	119%		53%	73%	54%		118%

See footnote summary on page 68.

AB ALL MARKET REAL RETURN PORTFOLIO •	67

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class Z
	Year Ended October 31,			January 31, 2014(e) to October 31, 2014
	2016		2015

Net asset value, beginning of period	$ 8.11		$ 10.55	$ 10.53

Income From Investment Operations
Net investment income(a)	.12	(b)	.07	.13
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.11		(2.24)	(.11)
Contributions from Affiliates(c)	.00		.00	.00

Net increase (decrease) in net asset value from operations	.23		(2.17)	.02

Less: Dividends
Dividends from net investment income	(.17)		(.27)	– 0	–

Net asset value, end of period	$ 8.17		$ 8.11	$ 10.55

Total Return
Total investment return based on net asset value(d)	3.09%		(20.94)%	.19%
Ratios/Supplemental Data
Net assets, end of period (000’‘s omitted)	$8,634		$3,166	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.92%		.96%	.88	%^
Expenses, before waivers/reimbursements	.92%		.96%	.88	%^
Net investment income	1.56	%(b)	.92%	1.59	%^
Portfolio turnover rate	119%		53%	73%

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Commencement of distributions.

^	Annualized.

†	The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

See notes to consolidated financial statements.

68	• AB ALL MARKET REAL RETURN PORTFOLIO

Consolidated Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of the AB All Market Real Return Portfolio

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of AB All Market Real Return Portfolio (the “Fund”), one of the portfolios constituting AB Bond Fund, Inc., as of October 31, 2016, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended and the consolidated financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of AB All Market Real Return Portfolio, one of the portfolios constituting the AB Bond Fund, Inc., at October 31, 2016, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and the consolidated financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 30, 2016

AB ALL MARKET REAL RETURN PORTFOLIO •	69

Report of Independent Registered Public Accounting Firm

2016 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended October 31, 2016. For corporate shareholders, 27.29% of dividends paid qualify for the dividends received deduction.

For the taxable year ended October 31, 2016, the Portfolio designates $8,934,496 as the maximum amount that may be considered qualified dividend income for individual shareholders.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2017.

70	• AB ALL MARKET REAL RETURN PORTFOLIO

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Daniel J. Loewy(2), Vice President Vinod Chathlani(2), Vice President Vadim Zlotnikov(2), Vice President	Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s All Market Real Return Portfolio Team. Messrs. Loewy, Chathlani and Zlotnikov are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

AB ALL MARKET REAL RETURN PORTFOLIO •	71

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Strategy are managed under the direction of the Board of Directors. Certain information concerning the Strategy’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR
Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 56 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	108	None

72	• AB ALL MARKET REAL RETURN PORTFOLIO

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS
Marshall C. Turner, Jr., ## Chairman of the Board 75 (2005)	Private Investor since prior to 2011. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi- conductor manufacturing). He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	108	Xilinx, Inc. (programmable logic semi- conductors) since 2007

John H. Dobkin, ## 74 (1998)	Independent Consultant since prior to 2011. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992 and as Chairman of the Audit Committees of a number of such AB Funds from 2001-2008.	108	None

AB ALL MARKET REAL RETURN PORTFOLIO •	73

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, ## 72 (2005)	Private Investor since prior to 2011. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	108	Asia Pacific Fund, Inc. (registered investment company) since prior to 2011

William H. Foulk, Jr., ## 84 (1998)	Investment Adviser and an Independent Consultant since prior to 2011. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	108	None

74	• AB ALL MARKET REAL RETURN PORTFOLIO

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
D. James Guzy, ## 80 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2011. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2011 until November 2013. He was a Director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	108	None

Nancy P. Jacklin, ## 68 (2006)	Private Investor since prior to 2011. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015); U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance ( 1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	108	None

AB ALL MARKET REAL RETURN PORTFOLIO •	75

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Carol C. McMullen, ## 61 (2016)	Managing Director of Slalom Consulting (consulting) since 2014 and private investor; Director of Norfolk & Dedham Group (mutual property and casualty insurance) since 2011; and Director of Partners Community Physicians Organization (healthcare) since 2014. Formerly, Managing Director of The Crossland Group (consulting) from 2012 to 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and nonprofit boards, and as a director or trustee of the AB Funds since June 2016.	108	None

76	• AB ALL MARKET REAL RETURN PORTFOLIO

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, ## 64 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975- 1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees of the AB Funds since 2008.	108	None

Earl D. Weiner, ## 77 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP, and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	108	None

AB ALL MARKET REAL RETURN PORTFOLIO •	77

Management of the Fund

*	The address for each of the Strategy’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Strategy’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Strategy.

#	Mr. Keith is an “interested person” of the Strategy as defined in the “40 Act”, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

78	• AB ALL MARKET REAL RETURN PORTFOLIO

Management of the Fund

Officer Information

Certain information concerning the Strategy’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 56	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 71	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Daniel J. Loewy 42	Senior Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2011.

Vadim Zlotnikov 54	Senior Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2011.

Vinod Chathlani 33	Vice President	Vice President of the Adviser,** with which he has been associated since December 2013. Prior thereto, he was a risk analyst at Oppenheimer Funds and a corporate investment strategist at Reliance Communications since prior to 2011.

Emilie D. Wrapp 61	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI,** with which she has been associated since prior to 2011.

Joseph J. Mantineo 57	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc, (“ABIS”),** with which he has been associated since prior to 2011.

Phyllis J. Clarke 55	Controller	Vice President of ABIS,** with which she has been associated since prior to 2011.

Vincent S. Noto 52	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2011.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Strategy.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Strategy’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at 1-800-227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

AB ALL MARKET REAL RETURN PORTFOLIO •	79

Management of the Fund

Information Regarding the Review and Approval of the Portfolio’s Investment Advisory Contract

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Investment Advisory Contract (the “Advisory Agreement”) with the Adviser in respect of AB All Market Real Return Portfolio (formerly AllianceBernstein Real Asset Strategy) (the “Portfolio”) at a meeting held on November 3-5, 2015.

Prior to approval of the continuance of the Advisory Agreement in respect of the Portfolio, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment.

80	• AB ALL MARKET REAL RETURN PORTFOLIO

The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Portfolio by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2013 and 2014 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

AB ALL MARKET REAL RETURN PORTFOLIO •	81

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Portfolio, including, but not limited to, benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from brokers that execute transactions for certain clients, including the Portfolio); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Portfolio’s shares; transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser; and brokerage commissions paid by the Portfolio to certain brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. At the November 2015 meeting, the directors reviewed information prepared by Broadridge showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Broadridge (the “Performance Group”) and as compared with that of a broad array of funds selected by Broadridge (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Morgan Stanley Capital International All Country World Commodity Producers Index (the “MSCI AC Index”) and the All Market Real Return Portfolio Benchmark (composed of equal weightings of the MSCI AC Index, the Financial Times Stock Exchange European Public Real Estate Association/National Association of Real Estate Investment Trusts Global Index and the Dow Jones-UBS Commodity Index) (the “All Market Benchmark”), in each case for the 1-, 3- and 5-year periods ended July 31, 2015 and (in the case of comparisons with the benchmarks) the period since inception (March 2010 inception). The directors noted that the Portfolio was in the 5th quintile of the Performance Group and the Performance Universe for all periods. The Portfolio outperformed the MSCI AC Index in all periods (although all returns were negative) except in the 3-year period. It lagged the All Market Benchmark in all periods. Based on their review and their discussion with the Adviser of the reasons for the Portfolio’s performance, the directors retained confidence in the Adviser’s ability to manage the Portfolio’s assets.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Broadridge concerning advisory fee rates paid by other funds in the same Broadridge category as the Portfolio at

82	• AB ALL MARKET REAL RETURN PORTFOLIO

a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors noted that, at the Portfolio’s current size, its contractual advisory fee rate of 75 basis points, plus the 1 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median.

The directors also considered the Adviser’s fee schedule for non-fund clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer. The directors noted that the institutional fee schedule started at a rate equal to the Portfolio’s flat rate but had breakpoints. The application of the institutional fee schedule to the Portfolio’s net assets would result in a fee rate lower than the rate at the same asset level provided in the Portfolio’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Portfolio invests in shares of exchange-traded funds (“ETFs”), subject to restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures for a fund or to temporarily “equitize” cash inflows pending purchases of underlying securities, that the advisory fee for the Portfolio would be paid for services that would be in addition to, rather than duplicative of, the services to be provided under the advisory contracts of the ETFs.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Broadridge: an Expense Group and an

AB ALL MARKET REAL RETURN PORTFOLIO •	83

Expense Universe. Broadridge described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group than the Expense Group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year and the information included the pro forma expense ratio to reflect a reduction in the 12b-1 fee effective February 1, 2016. The directors noted that it was likely that the expense ratios of some of the other funds in the Portfolio’s Broadridge category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The directors noted that the Portfolio’s pro forma total expense ratio, which had been capped by the Adviser (although the pro forma expense ratio was currently lower than the cap), was lower than the Expense Group and the Expense Universe medians. The directors concluded that the Portfolio’s pro forma expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio does not contain breakpoints and that they had discussed their strong preference, and that of the Senior Officer, for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2015 meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. The directors informed the Adviser that they would monitor the Portfolio’s assets and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

84	• AB ALL MARKET REAL RETURN PORTFOLIO

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

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INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

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FIXED INCOME

Municipal

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FIXED INCOME (continued)

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

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Bond Inflation Strategy

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MULTI-ASSET (continued)

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CLOSED-END FUNDS

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We also offer Government Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

* Prior to November 1, 2016, the Fund was named Global Thematic Growth Fund.

AB ALL MARKET REAL RETURN PORTFOLIO •	85

AB Family of Funds

NOTES

86	• AB ALL MARKET REAL RETURN PORTFOLIO

NOTES

AB ALL MARKET REAL RETURN PORTFOLIO •	87

NOTES

88	• AB ALL MARKET REAL RETURN PORTFOLIO

NOTES

AB ALL MARKET REAL RETURN PORTFOLIO •	89

NOTES

90	• AB ALL MARKET REAL RETURN PORTFOLIO

NOTES

AB ALL MARKET REAL RETURN PORTFOLIO •	91

NOTES

92	• AB ALL MARKET REAL RETURN PORTFOLIO

AB ALL MARKET REAL RETURN PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

AMRR-0151-1016

OCT    10.31.16

ANNUAL REPORT

AB BOND INFLATION STRATEGY

Investment Products Offered

•Are Not FDIC Insured •May Lose Value •Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

December 14, 2016

Annual Report

This report provides management’s discussion of fund performance for AB Bond Inflation Strategy (the “Strategy”) for the annual reporting period ended October 31, 2016.

Investment Objectives and Policies

The Strategy seeks to maximize real return without assuming what AllianceBernstein L.P. (the “Adviser”) considers to be undue risk. Real return is the rate of return after adjusting for inflation. The Strategy pursues its objective by investing principally in inflation-indexed securities (such as Treasury inflation-protected securities (“TIPS”) or inflation-indexed securities from issuers other than the US Treasury) or by gaining inflation protection through derivatives transactions, such as inflation Consumer Price Index (“CPI”) swaps or total return swaps linked to TIPS. In deciding whether to purchase inflation-indexed securities or use inflation-linked derivatives transactions, the Adviser will consider the relative costs and efficiency of each method. In addition, in seeking to maximize real return, the Strategy may also invest in other fixed-income investments, such as US and non-US government securities, corporate fixed-income securities and mortgage-related securities, as well as derivatives linked to such securities.

Under normal circumstances, the Strategy invests at least 80% of its net assets in fixed-income securities. While the Strategy expects to invest principally in investment-grade securities, it may invest up to 15% of its total assets in fixed-income securities rated BB or B or the equivalent by at least one national rating agency (or deemed by the Adviser to be of comparable credit quality), which are not investment-grade (“junk bonds”).

Inflation-indexed securities are fixed-income securities structured to provide protection against inflation. Their principal value and/or the interest paid on them are adjusted to reflect official inflation measures. The inflation measure for TIPS is the Consumer Price Index for Urban Consumers. The Strategy may also invest in other inflation-indexed securities, issued by both US and non-US issuers, and in derivative instruments linked to these securities.

The Strategy may invest in derivatives, such as options, futures, forwards or swaps. The Strategy intends to use leverage for investment purposes. To do this, the Strategy expects to enter into (i) reverse repurchase agreement transactions and use the cash made available from these transactions to make additional investments in fixed-income securities in accordance with the Strategy’s investment policies and (ii) total return swaps. In determining when and to what extent to employ leverage or enter into derivatives transactions, the Adviser will consider factors such as

AB BOND INFLATION STRATEGY •	1

the relative risks and returns expected of potential investments and the costs of such transactions. The Adviser will consider the impact of reverse repurchase agreements, swaps and other derivatives in making its assessments of the Strategy’s risks. The resulting exposures to markets, sectors, issuers or specific securities will be continuously monitored by the Adviser.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Strategy. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Strategy’s other holdings.

The Strategy may also invest in loan participations, structured securities, asset-backed securities, variable, floating, and inverse floating-rate instruments, and preferred stock, and may use other investment techniques. The Strategy may invest in fixed-income securities of any maturity and duration. If the rating of a fixed-income security falls below investment-grade, the Strategy will not be obligated to sell the security and may continue to hold it if, in the Adviser’s opinion, the investment is appropriate under the circumstances.

Investment Results

The table on page 8 shows the Strategy’s performance compared to its benchmark, the Bloomberg Barclays 1-10 Year TIPS Index, and to the Lipper Inflation Protected Bond Funds Average (the “Lipper Average”), for the six- and 12-month periods ended October 31, 2016. Funds in the Lipper Average have generally similar investment objectives to the Strategy, although some of the funds may have different investment policies and sales and management fees and fund expenses.

All share classes outperformed the benchmark in both periods, before sales charges, and also outperformed the Lipper Average. During both periods, holdings in TIPS performed strongly in absolute terms and also outperformed relative to Treasuries, as oil and commodity prices stabilized, which contributed to performance. Sector allocation contributed to performance, relative to the benchmark, primarily due to gains from the Strategy’s exposures to investment-grade corporates, commercial mortgage-backed securities, asset-backed securities and non-agency mortgages, which did well in both periods. Currency investments also helped returns in both periods. In the six-month period, gains from underweight positions in the Canadian dollar and British pound (a laggard due to Brexit-induced volatility) more than offset losses from an overweight in the Mexican peso, which suffered

2	• AB BOND INFLATION STRATEGY

because of political uncertainty surrounding elections in the US. In the 12-month period, an overweight to the Japanese yen—one of the best performing currencies in the period—contributed to performance.

During both periods, the Strategy utilized derivatives including currency forwards and options to hedge currency risk and actively manage currency positions. Credit default swaps were utilized for hedging and investment purposes, which had an immaterial impact on performance during both periods. Treasury futures, and interest rate and CPI swaps, were utilized to manage duration, inflation protection, country exposure and yield-curve positioning.

Market Review and Investment Strategy

Bond markets generally increased in absolute terms over the 12-month period ended October 31, 2016, as global growth trends and central bank action in the world’s largest economies continued to diverge. After declining through the end of 2015 and beginning of 2016, oil prices rebounded through much of the period on the back of decreased global supply—which contributed to a rally in emerging-market debt sectors—though prices moved downward in October on the market’s rising skepticism that OPEC would reach a deal to limit crude production. Emerging-market sentiment was further boosted on positive political developments in Argentina and Brazil toward the end of the period.

In December 2015, the US Federal Reserve (the “Fed”) hiked rates for the first time in over nine years—a move that had been well-telegraphed and widely anticipated, and was generally accepted smoothly by bond investors. After some slower-than-expected US economic data through the first half of 2016, the Fed’s tone turned more hawkish in September (despite rates remaining unchanged) on the back of continued strengthening in the US labor market and growth in economic activity. In October, third quarter US GDP posted its best quarterly gain in two years (largely because of a surge in agricultural exports).

Central banks around the globe cut rates during the annual period, with some, including the Bank of Japan and the European Central Bank, dipping into negative rate territory. Volatility in Europe (and globally) spiked sharply in June after the UK voted to leave the European Union, a decision that was largely a surprise to investors. While investors initially responded by selling risk-sensitive assets, markets outside Europe quickly recovered. European markets began to stabilize as well, helped by the Bank of England’s first rate cut in seven years—to an historic low—and an aggressive asset-purchase program. Elsewhere, central banks in Australia and New Zealand also moved rates to record lows, while fiscal and monetary policy developments in Japan disappointed investors, who were expecting rate cuts or additional quantitative easing.

AB BOND INFLATION STRATEGY •	3

Yields in most developed markets fell in the 12-month period, with UK yields reaching historic lows in the months following the Brexit referendum in June. At the end of the period, trillions of dollars’ worth of government debt around the world lingered in negative territory. Developed-market treasuries generally outperformed emerging-market local-currency government bonds and investment-grade credit securities, but lagged the rally in global high yield. Energy and basics were among the top performing sectors in each period, largely due to positive oil price action, while consumer-related sectors lagged the rising market.

On November 8, 2016, Donald Trump was elected as the 45th president of the United States, and the Congressional election outcome resulted in the Republican Party maintaining control of both the House of Representatives and the Senate. The Adviser believes that it will take time before the world has a clearer picture of the short- and long-term impact of the elections on the US economy and markets in general. The Adviser continues to monitor the markets, including for potential market volatility.

4	• AB BOND INFLATION STRATEGY

DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Barclays 1-10 Year TIPS Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Barclays 1-10 Year TIPS Index represents the performance of inflation-protected securities issued by the US Treasury. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Strategy.

A Word About Risk

Market Risk: The value of the Strategy’s assets will fluctuate as the bond market fluctuates. The value of the Strategy’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Strategy may be subject to a heightened risk of rising interest rates as the current period of historically low rates is beginning to end and rates have begun rising. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Strategy’s assets can decline as can the value of the Strategy’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

(Disclosures, Risks and Note about Historical Performance continued on next page)

AB BOND INFLATION STRATEGY •	5

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Although the Strategy invests principally in inflation-indexed securities, the value of its securities may be vulnerable to changes in expectations of inflation or interest rates.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Strategy, and may be subject to counterparty risk to a greater degree than more traditional investments.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Strategy’s investments or reduce its returns.

Leverage Risk: To the extent the Strategy uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Strategy’s investments.

Liquidity Risk: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Strategy. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of Strategy shares. Over recent years liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

Management Risk: The Strategy is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Strategy’s prospectus. As with all investments, you may lose money by investing in the Strategy.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Strategy will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee

(Disclosures, Risks and Note about Historical Performance continued on next page)

6	• AB BOND INFLATION STRATEGY

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. For Class 1 shares, click on “Private Clients”, then “Investments”, then “Stocks” or “Bonds”, then “Mutual Fund Performance at a Glance”.

All fees and expenses related to the operation of the Strategy have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Strategy’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; a 1% 1-year contingent deferred sales charge for Class C shares. Class 1 and Class 2 shares do not carry sales charges. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

AB BOND INFLATION STRATEGY •	7

Disclosures and Risks

HISTORICAL PERFORMANCE

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED OCTOBER 31, 2016 (unaudited)	NAV Returns
	6 Months	12 Months
AB Bond Inflation Strategy
Class 1*	2.70%	6.89%

Class 2*	2.71%	6.92%

Class A	2.66%	6.63%

Class C	2.16%	5.86%

Advisor Class†	2.75%	6.87%

Class R†	2.45%	6.41%

Class K†	2.57%	6.66%

Class I†	2.80%	6.98%

Class Z†	2.71%	6.89%

Bloomberg Barclays 1-10 Year TIPS Index	1.51%	4.67%

Lipper Inflation Protected Bond Funds Average	1.88%	4.91%

*    Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to large Bernstein Global Wealth Management private client accounts and the Adviser’s institutional clients or through other limited arrangements.

†     Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategy.

See Disclosures, Risks and Note about Historical Performance on pages 5-7.

(Historical Performance continued on next page)

8	• AB BOND INFLATION STRATEGY

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY

1/26/10* TO 10/31/16 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB Bond Inflation Strategy Class A shares (from 1/26/10* to 10/31/16) as compared to the performance of the Strategy’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: 1/26/2010.

See Disclosures, Risks and Note about Historical Performance on pages 5-7.

(Historical Performance continued on next page)

AB BOND INFLATION STRATEGY •	9

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2016 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields*

Class 1 Shares†			0.66%
1 Year	6.89%	6.89%
5 Years	1.66%	1.66%
Since Inception‡	3.04%	3.04%

Class 2 Shares†			0.73%
1 Year	6.92%	6.92%
5 Years	1.75%	1.75%
Since Inception‡	3.12%	3.12%

Class A Shares			0.33%
1 Year	6.63%	2.14%
5 Years	1.46%	0.58%
Since Inception‡	2.82%	2.17%

Class C Shares			-0.41%
1 Year	5.86%	4.86%
5 Years	0.72%	0.72%
Since Inception‡	2.08%	2.08%

Advisor Class Shares^			0.55%
1 Year	6.87%	6.87%
5 Years	1.72%	1.72%
Since Inception‡	3.11%	3.11%

Class R Shares^			0.02%
1 Year	6.41%	6.41%
5 Years	1.24%	1.24%
Since Inception‡	2.62%	2.62%

Class K Shares^			0.33%
1 Year	6.66%	6.66%
5 Years	1.50%	1.50%
Since Inception‡	2.86%	2.86%

Class I Shares^			0.65%
1 Year	6.98%	6.98%
5 Years	1.76%	1.76%
Since Inception‡	3.14%	3.14%

Class Z Shares^			0.76%
1 Year	6.89%	6.89%
Since Inception‡	3.12%	3.12%
See Disclosures, Risks and Note about Historical Performance on pages 5-7.

(Historical Performance continued on next page)

10	• AB BOND INFLATION STRATEGY

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

The Strategy’s prospectus fee table shows the Strategy’s total annual operating expense ratios as 0.87%, 0.77%, 1.31%, 2.07%, 1.06%, 1.50%, 1.17%, 0.76% and 0.84% for Class 1, Class 2, Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expenses (exclusive of interest expense) to 0.60%, 0.50%, 0.75%, 1.50%, 0.50%, 1.00%, 0.75%, 0.50% and 0.50% for Class 1, Class 2, Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. These waivers/reimbursements may not be terminated before January 29, 2017 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2016.

†	Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to large Bernstein Global Wealth Management private client accounts and the Adviser’s institutional clients or through other limited arrangements. These share classes do not carry front-end sales charges; therefore their respective NAV and SEC returns are the same.

‡	Inception date for all share classes excluding Class Z: 1/26/2010; 12/11/2014 for Class Z shares.

^	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategy.

See Disclosures, Risks and Note about Historical Performance on pages 5-7.

(Historical Performance continued on next page)

AB BOND INFLATION STRATEGY •	11

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2016 (unaudited)

SEC Returns (reflects applicable sales charges)

Class 1 Shares*
1 Year	6.96%
5 Years	1.94%
Since Inception†	3.06%

Class 2 Shares*
1 Year	7.07%
5 Years	2.05%
Since Inception†	3.15%

Class A Shares
1 Year	2.34%
5 Years	0.87%
Since Inception†	2.18%

Class C Shares
1 Year	5.01%
5 Years	1.05%
Since Inception†	2.12%

Advisor Class Shares‡
1 Year	7.16%
5 Years	2.05%
Since Inception†	3.15%

Class R Shares‡
1 Year	6.68%
5 Years	1.57%
Since Inception†	2.66%

Class K Shares‡
1 Year	6.79%
5 Years	1.80%
Since Inception†	2.89%

Class I Shares‡
1 Year	7.05%
5 Years	2.06%
Since Inception†	3.16%

Class Z Shares‡
1 Year	7.15%
Since Inception†	3.24%

See Disclosures, Risks and Note about Historical Performance on pages 5-7.

(Historical Performance continued on next page)

12	• AB BOND INFLATION STRATEGY

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

*	Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to large Bernstein Global Wealth Management private client accounts and the Adviser’s institutional clients or through other limited arrangements.

†	Inception date for all share classes excluding Class Z: 1/26/2010; 12/11/2014 for Class Z shares.

‡	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategy.

See Disclosures, Risks and Note about Historical Performance on pages 5-7.

AB BOND INFLATION STRATEGY •	13

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,026.60	$5.15	1.01%
Hypothetical**	$1,000	$1,020.06	$5.13	1.01%
Class C
Actual	$1,000	$1,021.60	$8.94	1.76%
Hypothetical**	$1,000	$1,016.29	$8.92	1.76%

14	• AB BOND INFLATION STRATEGY

Expense Example

EXPENSE EXAMPLE

(unaudited)

	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses Paid During Period*	Annualized Expense Ratio*
Advisor Class
Actual	$1,000	$1,027.50	$3.87	0.76%
Hypothetical**	$1,000	$1,021.32	$3.86	0.76%
Class R
Actual	$1,000	$1,024.50	$6.36	1.25%
Hypothetical**	$1,000	$1,018.85	$6.34	1.25%
Class K
Actual	$1,000	$1,025.70	$5.14	1.01%
Hypothetical**	$1,000	$1,020.06	$5.13	1.01%
Class I
Actual	$1,000	$1,028.00	$3.87	0.76%
Hypothetical**	$1,000	$1,021.32	$3.86	0.76%
Class 1
Actual	$1,000	$1,027.00	$4.38	0.86%
Hypothetical**	$1,000	$1,020.81	$4.37	0.86%
Class 2
Actual	$1,000	$1,027.10	$3.87	0.76%
Hypothetical**	$1,000	$1,021.32	$3.86	0.76%
Class Z
Actual	$1,000	$1,027.10	$3.87	0.76%
Hypothetical**	$1,000	$1,021.32	$3.86	0.76%
*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

AB BOND INFLATION STRATEGY •	15

Expense Example

PORTFOLIO SUMMARY

October 31, 2016 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $326.8

Total Investments ($mil): $458.2

INFLATION PROTECTION BREAKDOWN*
U.S. Inflation-Protected Exposure	100.7%
Non-U.S.	—
Non-Inflation Exposure	(0.7)

100.0%

SECTOR BREAKDOWN OF NET PORTFOLIO ASSETS, EXCLUDING TREASURY SECURITIES, TIPS, INTEREST RATE DERIVATIVES AND NET CASH EQUIVALENTS*
Corporates – Investment Grade	11.8%
Commercial Mortgage-Backed Securities	9.4%
Asset-Backed Securities	7.5%
Collateralized Mortgage Obligations	6.3%
Corporates – Non-Investment Grade	1.7%
Governments – Sovereign Agencies	0.6%
Quasi-Sovereigns	0.5%
Emerging Markets – Corporate Bonds	0.4%
Governments – Sovereign Bonds	0.2%
Common Stocks	0.1%

SECTOR BREAKDOWN OF TOTAL PORTFOLIO INVESTMENTS, EXCLUDING DERIVATIVES†
Inflation-Linked Securities	62.6%
Corporates – Investment Grade	11.7%
Commercial Mortgage-Backed Securities	6.1%
Governments – Treasuries	5.5%
Asset-Backed Securities	5.4%
Collateralized Mortgage Obligations	4.5%
Corporates – Non-Investment Grade	2.3%
Emerging Markets – Treasuries	0.7%
Governments – Sovereign Agencies	0.4%
Quasi-Sovereigns	0.3%
Emerging Markets – Corporate Bonds	0.3%
Governments – Sovereign Bonds	0.1%
Common Stocks	0.1%

*	All data are as of October 31, 2016. The Strategy’s sector and inflation protection exposure breakdowns are expressed as an approximate percentage of the Strategy’s total net assets (and may vary over time) inclusive of derivative exposure except as noted, based on the Adviser’s internal classification.

†	The Strategy’s sector breakdown is expressed, based on the Adviser’s internal classification, as a percentage of total investments and may vary over time. The Strategy also enters into derivative transactions (not reflected in the table), which may be used for hedging or investment purposes or to adjust the risk profile or exposures of the Strategy (see “Portfolio of Investments” section of the report for additional details). Derivative transactions may result in a form of leverage for the Strategy. The Strategy uses leverage for investment purposes by entering into reverse repurchase agreements. As a result, the Strategy’s total investments will generally exceed its net assets.

16	• AB BOND INFLATION STRATEGY

Portfolio Summary

PORTFOLIO OF INVESTMENTS

October 31, 2016

		Principal Amount (000)	U.S. $ Value

INFLATION-LINKED SECURITIES – 87.7%
United States – 87.7%
U.S. Treasury Inflation Index 0.125%, 4/15/18 (TIPS)	U.S.$	1,541	$1,555,357
0.125%, 4/15/19-7/15/24 (TIPS)(a)		97,391	98,991,321
0.25%, 1/15/25 (TIPS)(a)		29,274	29,661,946
0.375%, 7/15/23 (TIPS)(a)(b)		18,862	19,497,612
0.375%, 7/15/25 (TIPS)(a)		29,471	30,252,394
0.625%, 7/15/21 (TIPS)(a)		36,774	38,572,652
0.625%, 1/15/24 (TIPS)		19,326	20,189,363
1.375%, 1/15/20 (TIPS)		9,395	9,962,467
2.00%, 1/15/26 (TIPS)		9,670	11,272,854
2.125%, 1/15/19 (TIPS)		17,173	18,248,793
2.375%, 1/15/27 (TIPS)		6,978	8,483,812

Total Inflation-Linked Securities (cost $280,928,516)			286,688,571

CORPORATES – INVESTMENT GRADE – 16.4%
Industrial – 10.5%
Basic – 0.7%
Barrick Gold Corp. 4.10%, 5/01/23		47	50,524
Dow Chemical Co. (The) 8.55%, 5/15/19		67	78,068
Eastman Chemical Co. 3.80%, 3/15/25		300	312,093
International Paper Co. 4.75%, 2/15/22		592	657,495
LyondellBasell Industries NV 5.75%, 4/15/24		405	473,588
Minsur SA 6.25%, 2/07/24(c)		314	328,017
Sociedad Quimica y Minera de Chile SA 3.625%, 4/03/23(c)		393	390,052

			2,289,837

Capital Goods – 0.2%
General Electric Co. Series D 5.00%, 1/21/21(d)		191	202,345
Yamana Gold, Inc. 4.95%, 7/15/24		403	413,881

			616,226

Communications - Media – 1.2%
21st Century Fox America, Inc. 6.15%, 2/15/41		115	142,756
CBS Corp. 3.50%, 1/15/25		300	308,667

AB BOND INFLATION STRATEGY •	17

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

5.75%, 4/15/20	U.S.$	325	$364,258
Cox Communications, Inc. 2.95%, 6/30/23(c)		163	158,286
Discovery Communications LLC 3.45%, 3/15/25		323	322,260
NBCUniversal Enterprise, Inc. 5.25%, 3/19/21(c)(d)		409	435,708
RELX Capital, Inc. 8.625%, 1/15/19		460	523,978
S&P Global, Inc. 4.40%, 2/15/26		611	677,508
Time Warner Cable LLC 4.50%, 9/15/42		235	220,990
5.00%, 2/01/20		35	37,758
8.75%, 2/14/19		25	28,714
Time Warner, Inc. 3.55%, 6/01/24		537	556,268
Viacom, Inc. 4.375%, 3/15/43		336	309,117

			4,086,268

Communications - Telecommunications – 0.8%
AT&T, Inc. 3.00%, 2/15/22		1,255	1,272,771
3.80%, 3/15/22		274	288,425
Rogers Communications, Inc. 4.00%, 6/06/22	CAD	55	45,156
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 3.36%, 9/20/21(c)	U.S.$	344	344,860
Verizon Communications, Inc. 4.272%, 1/15/36		602	604,464

			2,555,676

Consumer Cyclical - Automotive – 0.5%
Ford Motor Credit Co. LLC 2.597%, 11/04/19		400	404,187
5.875%, 8/02/21		640	726,738
General Motors Co. 3.50%, 10/02/18		425	436,337

			1,567,262

Consumer Cyclical - Retailers – 0.4%
Kohl’s Corp. 5.55%, 7/17/45		415	402,529
Walgreens Boots Alliance, Inc. 3.80%, 11/18/24		935	983,313

			1,385,842

Consumer Non-Cyclical – 3.1%
AbbVie, Inc. 3.60%, 5/14/25		455	463,978

18	• AB BOND INFLATION STRATEGY

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Actavis Funding SCS 3.80%, 3/15/25	U.S.$	803	$833,365
3.85%, 6/15/24		278	289,177
Agilent Technologies, Inc. 5.00%, 7/15/20		7	7,737
Altria Group, Inc. 2.625%, 1/14/20		930	956,723
Baxalta, Inc. 3.60%, 6/23/22		700	729,056
Bunge Ltd. Finance Corp. 8.50%, 6/15/19		81	94,389
Celgene Corp. 3.875%, 8/15/25		520	544,753
Gilead Sciences, Inc. 3.65%, 3/01/26		335	351,161
Grupo Bimbo SAB de CV 3.875%, 6/27/24(c)		648	673,629
Laboratory Corp. of America Holdings 3.60%, 2/01/25		275	284,424
Medtronic, Inc. 3.50%, 3/15/25		895	949,664
Newell Brands, Inc. 3.15%, 4/01/21		814	847,601
3.85%, 4/01/23		238	252,568
Perrigo Finance Unlimited Co. 3.50%, 12/15/21		217	224,046
3.90%, 12/15/24		310	313,543
Teva Pharmaceutical Finance Netherlands III BV 2.80%, 7/21/23		599	589,441
3.15%, 10/01/26		400	389,014
Thermo Fisher Scientific, Inc. 4.15%, 2/01/24		363	390,953
Tyson Foods, Inc. 2.65%, 8/15/19		199	203,430
3.95%, 8/15/24		650	689,922

			10,078,574

Energy – 2.4%
Energy Transfer Partners LP 5.20%, 2/01/22		510	558,953
6.125%, 2/15/17		145	146,930
EnLink Midstream Partners LP 5.05%, 4/01/45		352	313,743
Enterprise Products Operating LLC 3.70%, 2/15/26		771	786,334
5.20%, 9/01/20		335	373,246
Hess Corp. 4.30%, 4/01/27		563	560,476
Kinder Morgan Energy Partners LP 3.95%, 9/01/22		846	885,816
4.15%, 3/01/22		104	109,405

AB BOND INFLATION STRATEGY •	19

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Marathon Petroleum Corp. 5.125%, 3/01/21	U.S.$	280	$310,193
Noble Energy, Inc. 3.90%, 11/15/24		491	504,818
4.15%, 12/15/21		127	134,721
8.25%, 3/01/19		387	440,418
Plains All American Pipeline LP/PAA Finance Corp. 3.60%, 11/01/24		621	612,014
Regency Energy Partners LP/Regency Energy Finance Corp. 4.50%, 11/01/23		115	117,461
Schlumberger Holdings Corp. 3.00%, 12/21/20(c)		845	876,788
Spectra Energy Capital LLC 8.00%, 10/01/19		8	9,171
Valero Energy Corp. 6.125%, 2/01/20		476	537,556
Williams Partners LP 3.90%, 1/15/25		350	349,076
4.125%, 11/15/20		300	313,028

			7,940,147

Technology – 1.2%
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 4.42%, 6/15/21(c)		805	841,794
Fidelity National Information Services, Inc. 3.50%, 4/15/23		112	116,613
5.00%, 10/15/25		2	2,251
KLA-Tencor Corp. 4.65%, 11/01/24		639	698,445
Lam Research Corp. 2.80%, 6/15/21		250	254,557
Micron Technology, Inc. 7.50%, 9/15/23(c)		209	230,684
Motorola Solutions, Inc. 7.50%, 5/15/25		483	576,277
Seagate HDD Cayman 4.75%, 1/01/25		398	379,294
Total System Services, Inc. 2.375%, 6/01/18		259	260,686
Western Digital Corp. 7.375%, 4/01/23(c)		447	488,906

			3,849,507

			34,369,339

Financial Institutions – 5.3%
Banking – 3.8%
ABN AMRO Bank NV 4.75%, 7/28/25(c)		200	210,098

20	• AB BOND INFLATION STRATEGY

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Bank of America Corp. Series E 0.537% (EURIBOR 3 Month + 0.84%), 3/28/18(e)	EUR	900	$988,104
Barclays Bank PLC 6.625%, 3/30/22(c)		101	134,462
Barclays PLC 3.65%, 3/16/25	U.S.$	294	288,658
BNP Paribas SA 2.25%, 1/11/27(c)	EUR	300	325,961
BPCE SA 5.70%, 10/22/23(c)	U.S.$	213	230,779
Capital One Financial Corp. 5.25%, 2/21/17		150	151,834
Citigroup, Inc. 3.875%, 3/26/25		655	670,591
Cooperatieve Rabobank UA 4.375%, 8/04/25		396	417,071
Credit Agricole SA 4.375%, 3/17/25(c)		320	326,602
Credit Suisse Group Funding Guernsey Ltd. 3.80%, 6/09/23(c)		485	489,706
Goldman Sachs Group, Inc. (The) 2.35%, 11/15/21		382	379,960
2.429% (LIBOR 3 Month + 1.60%), 11/29/23(e)		406	411,640
JPMorgan Chase & Co. 2.295%, 8/15/21		322	322,252
4.25%, 10/15/20		55	59,395
Lloyds Banking Group PLC 3.10%, 7/06/21		400	411,545
4.65%, 3/24/26		318	327,310
Mizuho Financial Group Cayman 3 Ltd. 4.60%, 3/27/24(c)		816	886,051
Morgan Stanley Series G 5.50%, 7/28/21		456	517,613
Murray Street Investment Trust I 4.647%, 3/09/17		52	52,626
Nationwide Building Society 4.00%, 9/14/26(c)		820	808,501
PNC Bank NA 3.80%, 7/25/23		940	1,007,308
Santander Bank, NA 1.804% (LIBOR 3 Month + 0.93%), 1/12/18(e)		890	886,235
Santander Issuances SAU 5.179%, 11/19/25		400	414,407
Santander UK PLC 5.00%, 11/07/23(c)		505	523,141

AB BOND INFLATION STRATEGY •	21

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Societe Generale SA 4.25%, 8/19/26(c)	U.S.$	325	$323,784
UBS AG/Stamford CT 7.625%, 8/17/22		465	538,819
UBS Group Funding Jersey Ltd. 4.125%, 9/24/25(c)		453	472,545

			12,576,998

Finance – 0.2%
AerCap Aviation Solutions BV 6.375%, 5/30/17		200	205,250
International Lease Finance Corp. 5.875%, 4/01/19		294	315,956

			521,206

Insurance – 0.9%
American International Group, Inc. 4.875%, 6/01/22		625	697,987
Coventry Health Care, Inc. 5.45%, 6/15/21		415	469,589
Hartford Financial Services Group, Inc. (The) 5.125%, 4/15/22		535	605,362
5.50%, 3/30/20		24	26,670
6.10%, 10/01/41		165	197,415
Lincoln National Corp. 8.75%, 7/01/19		175	204,022
MetLife, Inc. 5.70%, 6/15/35		90	109,599
Nationwide Financial Services, Inc. 5.375%, 3/25/21(c)		360	400,400
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(c)		125	191,102

			2,902,146

REITS – 0.4%
Host Hotels & Resorts LP 5.25%, 3/15/22		175	193,247
Welltower, Inc. 4.00%, 6/01/25		965	1,010,379

			1,203,626

			17,203,976

Utility – 0.6%
Electric – 0.6%
Berkshire Hathaway Energy Co. 6.125%, 4/01/36		340	444,913
CMS Energy Corp. 5.05%, 3/15/22		144	162,865
Constellation Energy Group, Inc. 5.15%, 12/01/20		91	100,649

22	• AB BOND INFLATION STRATEGY

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Entergy Corp. 4.00%, 7/15/22	U.S.$	607	$652,738
Exelon Generation Co. LLC 4.25%, 6/15/22		416	442,798

			1,803,963

Natural Gas – 0.0%
NiSource Finance Corp. 6.80%, 1/15/19		75	83,092

			1,887,055

Total Corporates – Investment Grade (cost $51,665,345)			53,460,370

COMMERCIAL MORTGAGE-BACKED SECURITIES – 8.5%
Non-Agency Fixed Rate CMBS – 6.9%
Banc of America Commercial Mortgage Trust Series 2007-5, Class AM 5.772%, 2/10/51		258	263,768
Bear Stearns Commercial Mortgage Securities Trust Series 2006-PW13, Class AJ 5.611%, 9/11/41		107	107,428
BHMS Mortgage Trust Series 2014-ATLS, Class AFX 3.601%, 7/05/33(c)		1,070	1,101,378
CGRBS Commercial Mortgage Trust Series 2013-VN05, Class A 3.369%, 3/13/35(c)		885	932,443
Citigroup Commercial Mortgage Trust Series 2012-GC8, Class D 4.876%, 9/10/45(c)		486	454,677
Series 2013-GC11, Class D 4.456%, 4/10/46(c)		420	383,928
Series 2015-GC27, Class A5 3.137%, 2/10/48		707	732,252
COBALT CMBS Commercial Mortgage Trust Series 2007-C3, Class A4 5.758%, 5/15/46		395	402,347
Commercial Mortgage Trust Series 2007-GG9, Class A4 5.444%, 3/10/39		204	204,524
Series 2007-GG9, Class AM 5.475%, 3/10/39		598	600,482
Series 2013-SFS, Class A1 1.873%, 4/12/35(c)		318	316,829
Credit Suisse Commercial Mortgage Trust Series 2007-C2, Class A3 5.542%, 1/15/49		5	4,807

AB BOND INFLATION STRATEGY •	23

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2007-C3, Class AM 5.69%, 6/15/39	U.S.$	463	$468,216
CSAIL Commercial Mortgage Trust Series 2015-C3, Class A4 3.718%, 8/15/48		631	679,806
DBUBS Mortgage Trust Series 2011-LC1A, Class E 5.697%, 11/10/46(c)		368	390,316
GS Mortgage Securities Corp. II Series 2013-KING, Class A 2.706%, 12/10/27(c)		752	767,923
GS Mortgage Securities Trust Series 2007-GG10, Class A4 5.794%, 8/10/45		530	535,532
Series 2012-GC6, Class D 5.654%, 1/10/45(c)		416	410,235
Series 2013-G1, Class A1 2.059%, 4/10/31(c)		563	553,000
Series 2014-GC18, Class D 4.945%, 1/10/47(c)		581	483,116
JP Morgan Chase Commercial Mortgage Securities Trust Series 2004-LN2, Class A1A 4.838%, 7/15/41(c)		250	249,664
Series 2006-LDP9, Class AM 5.372%, 5/15/47		370	370,801
Series 2007-CB19, Class AM 5.715%, 2/12/49		295	299,401
Series 2007-LD12, Class AM 6.04%, 2/15/51		245	252,548
Series 2007-LDPX, Class A1A 5.439%, 1/15/49		1,457	1,466,900
Series 2007-LDPX, Class A3 5.42%, 1/15/49		179	179,881
Series 2011-C5, Class D 5.394%, 8/15/46(c)		266	272,987
JPMBB Commercial Mortgage Securities Trust Series 2015-C31, Class A3 3.801%, 8/15/48		670	722,611
Series 2015-C32, Class C 4.668%, 11/15/48		545	504,590
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ 5.452%, 9/15/39		256	238,320
Series 2007-C1, Class A4 5.424%, 2/15/40		379	379,917
Series 2007-C1, Class AM 5.455%, 2/15/40		290	291,531
LSTAR Commercial Mortgage Trust Series 2014-2, Class A2 2.767%, 1/20/41(c)		512	514,228

24	• AB BOND INFLATION STRATEGY

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2015-3, Class A2 2.729%, 4/20/48(c)	U.S.$	680	$687,546
Merrill Lynch Mortgage Trust Series 2006-C2, Class AJ 5.802%, 8/12/43		23	22,681
ML-CFC Commercial Mortgage Trust Series 2007-9, Class A4 5.70%, 9/12/49		109	111,939
Morgan Stanley Capital I Trust Series 2005-IQ9, Class D 5.00%, 7/15/56		320	324,287
SG Commercial Mortgage Securities Trust Series 2016-C5, Class A4 3.055%, 10/10/48		377	381,551
UBS-Barclays Commercial Mortgage Trust
Series 2012-C3, Class A4 3.091%, 8/10/49		277	289,183
Series 2012-C4, Class A5 2.85%, 12/10/45		2,309	2,385,673
UBS-Citigroup Commercial Mortgage Trust Series 2011-C1, Class E 6.064%, 1/10/45(c)		229	248,724
Wachovia Bank Commercial Mortgage Trust Series 2006-C26, Class A1A 6.009%, 6/15/45		47	46,722
Wells Fargo Commercial Mortgage Trust Series 2016-NXS6, Class C 4.452%, 11/15/49		525	515,894
WF-RBS Commercial Mortgage Trust Series 2012-C9, Class D 4.801%, 11/15/45(c)		327	319,918
Series 2013-C14, Class A5 3.337%, 6/15/46		862	913,641
Series 2014-C20, Class A2 3.036%, 5/15/47		648	670,361

			22,454,506

Non-Agency Floating Rate CMBS – 1.6%
CGBAM Commercial Mortgage Trust Series 2016-IMC, Class A 2.42% (LIBOR 1 Month + 1.90%), 11/15/21(c)(e)		328	328,000
Series 2016-IMC, Class C 4.47% (LIBOR 1 Month + 3.95%), 11/15/21(c)(e)		184	184,203
H/2 Asset Funding NRE Series 2015-1A 2.174% (LIBOR 1 Month +1.65%), 6/24/49(e)(f)		644	637,469

AB BOND INFLATION STRATEGY •	25

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

JP Morgan Chase Commercial Mortgage Securities Trust Series 2014-INN, Class A 1.455% (LIBOR 1 Month + 0.92%), 6/15/29(c)(e)	U.S.$	1,068	$1,065,677
Series 2015-SGP, Class A 2.235% (LIBOR 1 Month + 1.70%), 7/15/36(c)(e)		853	855,647
Morgan Stanley Capital I Trust Series 2015-XLF2, Class AFSA 2.405% (LIBOR 1 Month + 1.87%), 8/15/26(c)(e)		241	240,491
Series 2015-XLF2, Class SNMA 2.485% (LIBOR 1 Month + 1.95%), 11/15/26(c)(e)		241	242,296
Resource Capital Corp., Ltd. Series 2014-CRE2, Class A 1.585% (LIBOR 1 Month + 1.05%), 4/15/32(c)(e)		228	225,590
Starwood Retail Property Trust Series 2014-STAR, Class A 1.744% (LIBOR 1 Month + 1.22%), 11/15/27(c)(e)		1,084	1,073,432
Wells Fargo Commercial Mortgage Trust Series 2015-SG1, Class C 4.471%, 12/15/47(g)		537	539,347

			5,392,152

Total Commercial Mortgage-Backed Securities (cost $27,942,503)			27,846,658

GOVERNMENTS – TREASURIES – 7.8%
Japan – 7.8%
Japan Government Ten Year Bond Series 344 0.10%, 9/20/26 (cost $25,607,337)	JPY	2,626,100	25,414,848

ASSET-BACKED SECURITIES – 7.5%
Autos - Fixed Rate – 4.4%
Ally Auto Receivables Trust Series 2015-2, Class A3 1.49%, 11/15/19	U.S.$	341	341,836
Ally Master Owner Trust Series 2015-3, Class A 1.63%, 5/15/20		707	709,073
Americredit Automobile Receivables Trust Series 2016-4, Class A2A 1.34%, 4/08/20		655	654,763

26	• AB BOND INFLATION STRATEGY

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

ARI Fleet Lease Trust Series 2014-A, Class A2 0.81%, 11/15/22(c)	U.S.$	56	$55,684
Avis Budget Rental Car Funding AESOP LLC Series 2012-3A, Class A 2.10%, 3/20/19(c)		420	421,272
Series 2013-2A, Class A 2.97%, 2/20/20(c)		289	294,240
Bank of The West Auto Trust Series 2015-1, Class A3 1.31%, 10/15/19(c)		706	706,664
California Republic Auto Receivables Trust Series 2014-2, Class A4 1.57%, 12/16/19		850	852,164
Series 2015-2, Class A3 1.31%, 8/15/19		516	515,939
Capital Auto Receivables Asset Trust Series 2014-1, Class B 2.22%, 1/22/19		200	200,682
Chrysler Capital Auto Receivables Trust Series 2015-BA, Class A3 1.91%, 3/16/20(c)		857	860,612
CPS Auto Receivables Trust Series 2013-B, Class A 1.82%, 9/15/20(c)		214	214,115
Series 2014-B, Class A 1.11%, 11/15/18(c)		95	94,311
Enterprise Fleet Financing LLC Series 2014-1, Class A2 0.87%, 9/20/19(c)		49	48,756
Series 2015-1, Class A2 1.30%, 9/20/20(c)		414	413,913
Exeter Automobile Receivables Trust Series 2016-1A, Class D 8.20%, 2/15/23(c)		250	266,306
Series 2016-3A, Class A 1.84%, 11/16/20(c)		350	349,637
Flagship Credit Auto Trust Series 2016-2, Class D 8.56%, 11/15/23(c)		325	345,950
Series 2016-4, Class D 3.89%, 11/15/22(c)		330	329,945
Ford Credit Auto Owner Trust Series 2012-D, Class B 1.01%, 5/15/18		225	224,788
Series 2014-2, Class A 2.31%, 4/15/26(c)		728	742,491
GM Financial Automobile Leasing Trust Series 2015-2, Class A3 1.68%, 12/20/18		798	801,626

AB BOND INFLATION STRATEGY •	27

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

GMF Floorplan Owner Revolving Trust Series 2015-1, Class A1 1.65%, 5/15/20(c)	U.S.$	599	$600,503
Harley-Davidson Motorcycle Trust Series 2014-1, Class A3 1.10%, 9/15/19		292	292,205
Hertz Vehicle Financing II LP Series 2015-2A, Class A 2.02%, 9/25/19(c)		508	506,031
Hertz Vehicle Financing LLC Series 2013-1A, Class B2 2.48%, 8/25/19(c)		368	361,514
Series 2016-1A, Class A 2.32%, 3/25/20(c)		322	322,896
Hyundai Auto Lease Securitization Trust Series 2015-A, Class A2 1.00%, 10/16/17(c)		46	45,582
Series 2015-B, Class A3 1.40%, 11/15/18(c)		557	558,406
Mercedes-Benz Auto Lease Trust Series 2015-B, Class A3 1.34%, 7/16/18		318	318,596
Nissan Auto Lease Trust Series 2015-A, Class A3 1.40%, 6/15/18		587	588,020
Santander Drive Auto Receivables Trust Series 2013-2, Class E 2.98%, 4/15/20(c)		750	758,930
Series 2015-3, Class A2A 1.02%, 9/17/18		8	8,098
Series 2015-4,Class A2A 1.20%, 12/17/18		64	64,421
Series 2016-3, Class A2 1.34%, 11/15/19		352	351,865
TCF Auto Receivables Owner Trust Series 2015-1A, Class A2 1.02%, 8/15/18(c)		28	27,741
Westlake Automobile Receivables Trust Series 2015-3A, Class A2A 1.42%, 5/17/21(c)		143	142,812

			14,392,387

Other ABS - Fixed Rate – 1.1%
Citi Held For Asset Issuance Series 2016-PM1, Class A 4.65%, 4/15/25(c)		278	283,180
CNH Equipment Trust Series 2015-A, Class A4 1.85%, 4/15/21		493	498,027

28	• AB BOND INFLATION STRATEGY

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Dell Equipment Finance Trust Series 2015-1, Class A3 1.30%, 3/23/20(c)	U.S.$	247	$247,151
Series 2015-2, Class A2A 1.42%, 12/22/17(c)		208	208,603
Marlette Funding Trust Series 2016-1A, Class A 3.06%, 1/17/23(c)		266	266,929
SBA Tower Trust 3.156%, 10/15/20(c)		851	870,573
SoFi Consumer Loan Program LLC Series 2016-2, Class A 3.09%, 10/27/25(c)		358	359,255
Sofi Consumer Loan Program LLC Series 2016-3, Class A 3.05%, 12/26/25(c)		482	481,990
Taco Bell Funding LLC Series 2016-1A, Class A2I 3.832%, 5/25/46(c)		481	487,615

			3,703,323

Autos - Floating Rate – 1.1%
BMW Floorplan Master Owner Trust Series 2015-1A, Class A 1.035% (LIBOR 1 Month + 0.50%), 7/15/20(c)(e)		1,037	1,038,825
Ford Credit Floorplan Master Owner Trust Series 2015-2, Class A2 1.105% (LIBOR 1 Month + 0.57%), 1/15/22(e)		692	692,550
Hertz Fleet Lease Funding LP Series 2013-3, Class A 1.079% (LIBOR 1 Month + 0.55%), 12/10/27(c)(e)		240	239,986
Volkswagen Credit Auto Master Trust Series 2014-1A, Class A1 0.876% (LIBOR 1 Month + 0.35%), 7/22/19(c)(e)		330	329,361
Wells Fargo Dealer Floorplan Master Note Trust Series 2014-1, Class A 0.906% (LIBOR 1 Month + 0.38%), 7/20/19(e)		534	534,320
Series 2015-1, Class A 1.026% (LIBOR 1 Month + 0.50%), 1/20/20(e)		620	618,613

			3,453,655

Credit Cards - Fixed Rate – 0.6%
Synchrony Credit Card Master Note Trust Series 2012-2, Class A 2.22%, 1/15/22		1,084	1,100,735

AB BOND INFLATION STRATEGY •	29

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2016-1, Class A 2.04%, 3/15/22	U.S.$	209	$211,466
World Financial Network Credit Card Master Trust Series 2013-A, Class A 1.61%, 12/15/21		373	374,437
Series 2016-B, Class A 1.44%, 6/15/22		313	313,035

			1,999,673

Credit Cards - Floating Rate – 0.3%
Cabela’s Credit Card Master Note Trust Series 2014-1, Class A 0.885% (LIBOR 1 Month + 0.35%), 3/16/20(e)		600	600,000
World Financial Network Credit Card Master Trust Series 2015-A, Class A 1.015% (LIBOR 1 Month + 0.48%), 2/15/22(e)		403	403,849

			1,003,849

Total Asset-Backed Securities (cost $24,415,128)			24,552,887

COLLATERALIZED MORTGAGE OBLIGATIONS – 6.3%
Risk Share Floating Rate – 5.0%
Bellemeade Re II Ltd. Series 2016-1A, Class M2B 7.034% (LIBOR 1 Month + 6.50%), 4/25/26(e)(f)		272	274,743
Bellemeade Re Ltd. Series 2015-1A, Class M1 3.034% (LIBOR 1 Month + 2.50%), 7/25/25(e)(f)		90	90,269
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN2, Class M2 4.784% (LIBOR 1 Month + 4.25%), 11/25/23(e)		1,030	1,084,479
Series 2014-DN3, Class M3 4.534% (LIBOR 1 Month + 4.00%), 8/25/24(e)		1,055	1,101,443
Series 2014-HQ3, Class M3 5.284% (LIBOR 1 Month + 4.75%), 10/25/24(e)		323	340,426
Series 2015-DNA1, Class M3 3.834% (LIBOR 1 Month + 3.30%), 10/25/27(e)		260	266,534
Series 2015-DNA2, Class M2 3.134% (LIBOR 1 Month + 2.60%), 12/25/27(e)		1,046	1,059,879

30	• AB BOND INFLATION STRATEGY

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2015-DNA3, Class M3 5.234% (LIBOR 1 Month + 4.70%), 4/25/28(e)	U.S.$	281	$296,277
Series 2015-HQ1, Class M2 2.734% (LIBOR 1 Month + 2.20%), 3/25/25(e)		410	414,677
Series 2015-HQA1, Class M2 3.184% (LIBOR 1 Month + 2.65%), 3/25/28(e)		770	783,339
Series 2015-HQA2, Class M2 3.334% (LIBOR 1 Month + 2.80%), 5/25/28(e)		294	301,589
Series 2015-HQA2, Class M3 5.334% (LIBOR 1 Month + 4.80%), 5/25/28(e)		276	292,936
Series 2016-DNA1, Class M3 6.084% (LIBOR 1 Month + 5.55%), 7/25/28(e)		324	349,849
Series 2016-DNA2, Class M3 5.184% (LIBOR 1 Month + 4.65%), 10/25/28(e)		299	311,789
Series 2016-DNA4, Class M3 4.334% (LIBOR 1 Month + 3.80%), 3/25/29(e)		277	274,084
Series 2016-HQA1, Class M3 6.884% (LIBOR 1 Month + 6.35%), 9/25/28(e)		600	669,928
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C03, Class 1M1 1.734% (LIBOR 1 Month + 1.20%), 7/25/24(e)		142	142,345
Series 2014-C04, Class 1M2 5.434% (LIBOR 1 Month + 4.90%), 11/25/24(e)		528	564,296
Series 2014-C04, Class 2M2 5.534% (LIBOR 1 Month + 5.00%), 11/25/24(e)		195	208,578
Series 2015-C01, Class 1M2 4.834% (LIBOR 1 Month + 4.30%), 2/25/25(e)		450	466,576
Series 2015-C01, Class 2M2 5.084% (LIBOR 1 Month + 4.55%), 2/25/25(e)		509	529,371
Series 2015-C02, Class 1M2 4.534% (LIBOR 1 Month + 4.00%), 5/25/25(e)		571	589,612

AB BOND INFLATION STRATEGY •	31

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2015-C02, Class 2M2 4.534% (LIBOR 1 Month + 4.00%), 5/25/25(e)	U.S.$	445	$458,977
Series 2015-C03, Class 1M1 2.034% (LIBOR 1 Month + 1.50%), 7/25/25(e)		158	157,930
Series 2015-C03, Class 1M2 5.534% (LIBOR 1 Month + 5.00%), 7/25/25(e)		691	735,607
Series 2015-C03, Class 2M2 5.534% (LIBOR 1 Month + 5.00%), 7/25/25(e)		679	722,625
Series 2015-C04, Class 1M2 6.234% (LIBOR 1 Month + 5.70%), 4/25/28(e)		204	218,191
Series 2015-C04, Class 2M2 6.084% (LIBOR 1 Month + 5.55%), 4/25/28(e)		620	659,494
Series 2016-C01, Class 1M2 7.284% (LIBOR 1 Month + 6.75%), 8/25/28(e)		587	656,475
Series 2016-C01, Class 2M2 7.484% (LIBOR 1 Month + 6.95%), 8/25/28(e)		446	500,490
Series 2016-C02, Class 1M2 6.534% (LIBOR 1 Month + 6.00%), 9/25/28(e)		505	554,205
Series 2016-C03, Class 1M2 5.834% (LIBOR 1 Month + 5.30%), 10/25/28(e)		86	91,906
Series 2016-C03, Class 2M2 6.434% (LIBOR 1 Month + 5.90%), 10/25/28(e)		414	445,796
Series 2016-C05, Class 2M2 4.984% (LIBOR 1 Month + 4.45%), 1/25/29(e)		211	216,724
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M1 3.284% (LIBOR 1 Month + 2.75%), 11/25/25(c)(e)		160	160,375
Series 2015-WF1, Class 2M1 3.384% (LIBOR 1 Month + 2.85%), 11/25/25(e)(f)		225	225,114

			16,216,928

Agency Floating Rate – 1.2%
Federal Home Loan Mortgage Corp. REMICs Series 3311, Class IE 5.875% (6.41% – LIBOR 1 Month), 5/15/37(e)(h)		1,682	350,345

32	• AB BOND INFLATION STRATEGY

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 4593, Class SA 5.465% (6.00% – LIBOR 1 Month), 6/15/46(e)(h)	U.S.$	1,926	$470,541
Federal National Mortgage Association REMICs Series 2011-15, Class SA 6.526% (7.06% – LIBOR 1 Month), 3/25/41(e)(h)		1,748	431,068
Series 2015-66, Class AS 5.716% (6.25% – LIBOR 1 Month), 9/25/45(e)(h)		2,249	447,233
Series 2016-11, Class SG 5.616% (6.15% – LIBOR 1 Month), 3/25/46(e)(h)		2,322	470,573
Series 2016-22, Class ST 5.566% (6.10% – LIBOR 1 Month), 4/25/46(e)(h)		2,271	429,477
Series 2016-79, Class JS 5.52% (6.05% – LIBOR 1 Month), 11/25/46(e)(h)		1,744	393,531
Government National Mortgage Association Series 2016-108, Class SA 5.574% (6.10% – LIBOR 1 Month), 8/20/46(e)(h)		2,245	459,087
Series 2016-108, Class SM 5.574% (6.10% – LIBOR 1 Month), 8/20/46(e)(h)		1,885	513,121

			3,964,976

Agency Fixed Rate – 0.1%
Federal National Mortgage Association REMICs Series 2015-33, Class AI 5.00%, 6/25/45(i)		2,310	458,393

Total Collateralized Mortgage Obligations (cost $19,812,001)			20,640,297

CORPORATES – NON-INVESTMENT GRADE – 3.2%
Industrial – 2.1%
Capital Goods – 0.1%
SPX FLOW, Inc. 5.625%, 8/15/24(c)		106	107,458
5.875%, 8/15/26(c)		106	107,590

			215,048

Communications - Media – 0.2%
CSC Holdings LLC 6.75%, 11/15/21		145	152,613
Ziggo Secured Finance BV 5.50%, 1/15/27(c)		485	478,937

			631,550

AB BOND INFLATION STRATEGY •	33

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Communications - Telecommunications – 0.6%
CenturyLink, Inc. Series S 6.45%, 6/15/21	U.S.$	233	$248,728
Series Y 7.50%, 4/01/24		213	221,786
SFR Group SA 5.375%, 5/15/22(c)	EUR	231	264,431
Sprint Capital Corp. 6.90%, 5/01/19	U.S.$	1,000	1,052,500
Wind Acquisition Finance SA 4.75%, 7/15/20(c)		340	341,700

			2,129,145

Consumer Cyclical - Automotive – 0.1%
Adient Global Holdings Ltd. 4.875%, 8/15/26(c)		321	315,736
Allison Transmission, Inc. 5.00%, 10/01/24(c)		197	200,940

			516,676

Consumer Cyclical - Other – 0.4%
International Game Technology PLC 6.25%, 2/15/22(c)		360	381,600
6.50%, 2/15/25(c)		460	497,858
KB Home 4.75%, 5/15/19		345	352,762

			1,232,220

Consumer Cyclical - Retailers – 0.1%
Hanesbrands, Inc. 4.625%, 5/15/24(c)		200	203,375

Consumer Non-Cyclical – 0.1%
Valeant Pharmaceuticals International, Inc. 6.125%, 4/15/25(c)		385	304,150

Energy – 0.3%
Cenovus Energy, Inc. 3.00%, 8/15/22		33	32,074
5.70%, 10/15/19		159	171,814
Diamond Offshore Drilling, Inc. 4.875%, 11/01/43		350	256,389
Sabine Pass Liquefaction LLC 5.00%, 3/15/27(c)		418	425,315
SM Energy Co. 6.50%, 1/01/23		41	40,795

			926,387

Technology – 0.1%
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 7.125%, 6/15/24(c)		325	356,023

34	• AB BOND INFLATION STRATEGY

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Transportation - Services – 0.1%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.25%, 3/15/25(c)	U.S.$	270	$256,500

			6,771,074

Financial Institutions – 1.0%
Banking – 0.9%
Bank of America Corp. Series Z 6.50%, 10/23/24(d)		233	252,805
Barclays Bank PLC 6.86%, 6/15/32(c)(d)		137	159,119
7.75%, 4/10/23		372	390,600
Credit Agricole SA 8.125%, 12/23/25(c)(d)		260	280,800
Intesa Sanpaolo SpA 5.017%, 6/26/24(c)		689	639,379
Royal Bank of Scotland Group PLC 8.625%, 8/15/21(d)		480	477,600
Series U 7.64%, 9/30/17(d)		100	97,000
Royal Bank of Scotland PLC (The) 9.50%, 3/16/22(c)		29	29,747
Societe Generale SA 5.922%, 4/05/17(c)(d)		115	116,095
Standard Chartered PLC 6.409%, 1/30/17(c)(d)		400	388,500

			2,831,645

Finance – 0.1%
Navient Corp. 6.625%, 7/26/21		415	418,112
7.25%, 1/25/22		54	54,540

			472,652

			3,304,297

Non Corporate Sectors – 0.1%
Agencies - Not Government Guaranteed – 0.1%
NOVA Chemicals Corp. 5.25%, 8/01/23(c)		391	398,331

Total Corporates – Non-Investment Grade (cost $10,559,615)			10,473,702

EMERGING MARKETS – TREASURIES – 1.0%
Brazil – 1.0%
Brazil Notas do Tesouro Nacional Series F 10.00%, 1/01/17-1/01/27 (cost $3,128,392)	BRL	10,530	3,149,965

AB BOND INFLATION STRATEGY •	35

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS – SOVEREIGN AGENCIES – 0.6%
Brazil – 0.2%
Petrobras Global Finance BV 5.75%, 1/20/20	U.S.$	693	$715,176

Colombia – 0.1%
Ecopetrol SA 5.875%, 5/28/45		292	258,420

Israel – 0.2%
Israel Electric Corp. Ltd. Series 6 5.00%, 11/12/24(c)		620	667,740

United Kingdom – 0.1%
Royal Bank of Scotland Group PLC 7.50%, 8/10/20(d)		345	316,538

Total Governments – Sovereign Agencies (cost $1,952,424)			1,957,874

QUASI-SOVEREIGNS – 0.5%
Quasi-Sovereign Bonds – 0.5%
Chile – 0.1%
Empresa de Transporte de Pasajeros Metro SA 4.75%, 2/04/24(c)		358	392,084

Mexico – 0.2%
Petroleos Mexicanos 4.625%, 9/21/23(c)		657	655,226

South Korea – 0.2%
Korea National Oil Corp. 3.125%, 4/03/17(c)		450	453,230

Total Quasi-Sovereigns (cost $1,462,913)			1,500,540

EMERGING MARKETS – CORPORATE BONDS – 0.4%
Industrial – 0.4%
Capital Goods – 0.1%
Odebrecht Finance Ltd. 5.25%, 6/27/29(c)		426	203,947
7.125%, 6/26/42(c)		368	182,160

			386,107

Communications - Telecommunications – 0.1%
MTN Mauritius Investment Ltd. 5.373%, 2/13/22(c)		328	330,348

36	• AB BOND INFLATION STRATEGY

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Non-Cyclical – 0.1%
Minerva Luxembourg SA 6.50%, 9/20/26(c)	U.S.$	218	$212,223
Virgolino de Oliveira Finance SA 10.50%, 1/28/18(f)(j)(k)		655	46,178

			258,401

Energy – 0.1%
Ultrapar International SA 5.25%, 10/06/26(c)		330	334,917

Total Emerging Markets – Corporate Bonds (cost $1,784,038)			1,309,773

GOVERNMENTS – SOVEREIGN BONDS – 0.2%
Mexico – 0.1%
Mexico Government International Bond Series G 5.95%, 3/19/19		168	185,640

Qatar – 0.1%
Qatar Government International Bond 2.375%, 6/02/21(c)		537	539,014

Total Governments – Sovereign Bonds (cost $714,698)			724,654

		Shares
COMMON STOCKS – 0.1%
Financials – 0.1%
Insurance – 0.1%
Mt. Logan Re Ltd. (Preference Shares)(l)(m)(n) (cost $415,000)		415	429,612

		Notional Amount (000)
OPTIONS PURCHASED – CALLS – 0.0%
Swaptions – 0.0%
IRS RTR Swaption, Citibank, NA Expiration: Jan 2017, Exercise Rate: 1.40% (premiums paid $34,128)		7,300	17,666

Total Investments – 140.2% (cost $450,422,038)			458,167,417
Other assets less liabilities – (40.2)%			(131,411,909)

Net Assets – 100.0%			$326,755,508

AB BOND INFLATION STRATEGY •	37

Portfolio of Investments

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at October 31, 2016	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 5 Yr (CBT) Futures	25	December 2016	$3,015,076	$3,019,922	$4,846
U.S. Ultra Bond (CBT) Futures	12	December 2016	2,226,215	2,111,250	(114,965)

Sold Contracts
Euro-BOBL Futures	77	December 2016	11,145,960	11,082,305	63,655
U.S. T-Note 10 Yr (CBT) Futures	31	December 2016	4,043,029	4,018,375	24,654

					$(21,810)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
BNP Paribas SA	CAD	5,765	USD	4,491	11/10/16	$192,775
Citibank, NA	MXN	13,604	USD	728	11/22/16	9,584
Citibank, NA	USD	2,288	MXN	44,799	11/22/16	77,215
Citibank, NA	JPY	2,667,260	USD	25,625	12/09/16	156,499
Citibank, NA	INR	48,785	USD	724	12/15/16	(2,754)
Citibank, NA	USD	1,438	INR	97,358	12/15/16	12,480
Goldman Sachs Bank USA	BRL	5,150	USD	1,120	1/04/17	(463,376)
Morgan Stanley & Co.	BRL	2,465	USD	775	11/03/16	2,646
Morgan Stanley & Co.	USD	786	BRL	2,465	11/03/16	(13,339)
Morgan Stanley & Co.	BRL	2,465	USD	779	12/02/16	13,115
Royal Bank of Scotland PLC	EUR	3,822	USD	4,270	11/15/16	72,685
Standard Chartered Bank	BRL	2,465	USD	754	11/03/16	(18,593)
Standard Chartered Bank	USD	775	BRL	2,465	11/03/16	(2,646)
Standard Chartered Bank	INR	47,706	USD	707	12/15/16	(3,450)
State Street Bank & Trust Co.	EUR	873	USD	953	11/15/16	(6,396)
State Street Bank & Trust Co.	GBP	100	USD	130	11/16/16	7,387
State Street Bank & Trust Co.	SGD	4,365	USD	3,206	12/14/16	67,497
State Street Bank & Trust Co.	AUD	321	USD	245	1/19/17	1,206

						$102,535

INTEREST RATE SWAPTIONS WRITTEN (see Note D)

Description	Index	Counterparty	Strike Rate	Expiration Date	Notional Amount (000)	Premiums Received	Market Value
Open	3 Month LIBOR	Citibank, NA	2.15%	1/12/17	$7,300	$13,870	$(9,883)

38	• AB BOND INFLATION STRATEGY

Portfolio of Investments

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Clearing Broker/(Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at October 31, 2016	Notional Amount (000)	Market Value	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citigroup Global Markets, Inc./(INTRCONX)
CDX-NAHY Series 21, 5 Year Index, 12/20/18*	(5.00)%	2.06%	$3,379	$(225,064)	$(122,699)
Morgan Stanley & Co., LLC/(INTRCONX)
CDX-NAIG Series 23, 5 Year Index, 12/20/19*	(1.00)	0.57	18,250	(260,897)	(78,093)

				$(485,961)	$(200,792)

*	Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

				Rate Type
Clearing Broker/ (Exchange)	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Citigroup Global Markets, Inc./(CME Group)		$2,850	10/04/21	1.195%	3 Month LIBOR	$20,220
Citigroup Global Markets, Inc./(LCH Group)	NOK	11,080	8/04/18	1.008%	6 Month NIBOR	5,921
Morgan Stanley & Co., LLC/(CME Group)		$23,060	5/18/17	0.811%	3 Month LIBOR	(31,400)
Morgan Stanley & Co., LLC/(CME Group)	NOK	190,780	5/12/18	0.954%	6 Month NIBOR	107,920
Morgan Stanley & Co., LLC/(CME Group)		62,880	5/19/18	1.007%	6 Month NIBOR	29,477
Morgan Stanley & Co., LLC/(CME Group)	NZD	41,440	7/28/18	2.050%	3 Month BKBM	(120,509)
Morgan Stanley & Co., LLC/(CME Group)		$6,980	10/31/19	3 Month LIBOR	1.747%	118,943

AB BOND INFLATION STRATEGY •	39

Portfolio of Investments

			Rate Type
Clearing Broker/ (Exchange)	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., LLC/(CME Group)	$6,420	8/11/20	3 Month LIBOR	1.712%	$123,980
Morgan Stanley & Co., LLC/(CME Group)	8,020	4/27/21	3 Month LIBOR	1.341%	12,928
Morgan Stanley & Co., LLC/(CME Group)	6,620	8/31/21	1.256%	3 Month LIBOR	21,019
Morgan Stanley & Co., LLC/(CME Group)	2,610	1/14/24	2.980%	3 Month LIBOR	(282,264)
Morgan Stanley & Co., LLC/(CME Group)	2,300	2/14/24	2.889%	3 Month LIBOR	(225,884)
Morgan Stanley & Co., LLC/(CME Group)	3,280	4/28/24	2.817%	3 Month LIBOR	(296,696)
Morgan Stanley & Co., LLC/(CME Group)	4,670	5/06/24	2.736%	3 Month LIBOR	(448,436)
Morgan Stanley & Co., LLC/(CME Group)	1,890	5/29/24	3 Month LIBOR	2.628%	163,562
Morgan Stanley & Co., LLC/(CME Group)	3,330	7/02/24	2.632%	3 Month LIBOR	(284,655)
Morgan Stanley & Co., LLC/(CME Group)	2,370	7/10/24	2.674%	3 Month LIBOR	(209,833)
Morgan Stanley & Co., LLC/(CME Group)	1,160	6/09/25	2.488%	3 Month LIBOR	(90,490)
Morgan Stanley & Co., LLC/(CME Group)	2,106	8/04/25	2.293%	3 Month LIBOR	(120,722)

40	• AB BOND INFLATION STRATEGY

Portfolio of Investments

				Rate Type
Clearing Broker/ (Exchange)	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., LLC/(CME Group)	NZD	4,470	7/28/26	3 Month BKBM	2.473%	$(73,995)
Morgan Stanley & Co., LLC/(CME Group)		$5,400	10/04/26	1.487%	3 Month LIBOR	115,152
Morgan Stanley & Co., LLC/(CME Group)		3,550	10/11/26	1.615%	3 Month LIBOR	33,936
Morgan Stanley & Co., LLC/(CME Group)		3,750	10/14/26	1.649%	3 Month LIBOR	23,820
Morgan Stanley & Co., LLC/(CME Group)		1,490	11/10/35	2.631%	3 Month LIBOR	(171,278)
Morgan Stanley & Co., LLC/(CME Group)		490	8/06/45	2.692%	3 Month LIBOR	(71,257)
Morgan Stanley & Co., LLC/(LCH Group)	NOK	42,730	8/01/18	0.960%	6 Month NIBOR	26,323
Morgan Stanley & Co., LLC/(LCH Group)		47,470	8/11/18	1.076%	6 Month NIBOR	18,347
Morgan Stanley & Co., LLC/(LCH Group)		31,650	8/12/18	1.128%	6 Month NIBOR	8,885

						$(1,596,986)

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at October 31, 2016	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citibank, NA
Advanced Micro Devices, Inc., 7.75%, 8/01/20, 3/20/19*	(5.00)%	1.32%	$280	$(25,344)	$11,927	$(37,271)

AB BOND INFLATION STRATEGY •	41

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at October 31, 2016	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sprint Communications, Inc., 8.375%, 8/15/17, 6/20/19*	(5.00)%	2.70%	$466	$(28,283)	$(15,079)	$(13,204)
Sprint Communications, Inc., 8.375%, 8/15/17, 6/20/19*	(5.00)	2.70	534	(32,409)	(17,916)	(14,493)
Sale Contracts
Bank of America, NA
CDX-NAIG Series 19, 5 Year Index, 12/20/17*	1.00	0.18	3,200	33,668	694	32,974
Credit Suisse International
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	4.66	471	(38,301)	(32,677)	(5,624)
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	4.66	138	(11,221)	(10,232)	(989)
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	4.66	130	(10,571)	(11,306)	735
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	4.66	169	(13,742)	(15,010)	1,268
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	4.66	326	(26,510)	(33,357)	6,847
Deutsche Bank AG
Anadarko Petroleum Corp., 6.95% 6/15/16, 9/20/17*	1.00	0.36	440	2,961	(2,739)	5,700
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	4.66	436	(35,454)	(33,545)	(1,909)
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	4.66	662	(53,831)	(49,757)	(4,074)
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	4.66	714	(58,060)	(43,952)	(14,108)

				$(297,097)	$(252,949)	$(44,148)

*	Termination date

42	• AB BOND INFLATION STRATEGY

Portfolio of Investments

INFLATION (CPI) SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	$2,570	7/15/19	1.370%	CPI#	$23,504
Barclays Bank PLC	20,750	7/15/20	1.527%	CPI#	159,106
Barclays Bank PLC	6,950	1/15/21	1.490%	CPI#	50,963
Deutsche Bank AG	3,460	7/15/18	1.440%	CPI#	13,149
JPMorgan Chase Bank, NA	8,710	1/15/20	1.795%	CPI#	(38,965)

					$207,757

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

INTEREST RATE SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services LLC	$1,100	2/21/42	2.813%	3 Month LIBOR	$(185,228)
Morgan Stanley Capital Services LLC	830	3/06/42	2.804%	3 Month LIBOR	(137,752)

					$(322,980)

REVERSE REPURCHASE AGREEMENTS (see Note D)

Broker	Interest Rate	Maturity	U.S. $ Value at October 31, 2016
Bank of America NA	0.60%	11/08/16	$5,581,901
HSBC Bank USA	0.56%	—	39,803,107
HSBC Bank USA	0.56%	—	4,984,065
HSBC Bank USA	0.78%	1/10/17	17,689,662
HSBC Bank USA	0.80%	1/09/17	36,485,769
HSBC Bank USA	0.80%	1/10/17	10,508,631
JPMorgan Chase Bank	0.48%	11/17/16	16,489,343
JPMorgan Chase Bank	(0.24)%	11/01/16	13,641,480
JPMorgan Chase Bank	0.60%	11/01/18	3,142,500

			$148,326,458

AB BOND INFLATION STRATEGY •	43

Portfolio of Investments

The type of underlying collateral and the remaining maturity of open reverse repurchase agreements in relation to the reverse repurchase agreements on the statements of assets and liabilities is as follows:

	Overnight and Continuous	Up to 30 Days	31-90 Days	Greater than 90 Days	Total
Inflation-Linked Securities	$44,787,172	$35,712,724	$64,684,062	$3,142,500	$148,326,458

Total	$44,787,172	$35,712,724	$64,684,062	$3,142,500	$148,326,458

(a)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements.

(b)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2016, the aggregate market value of these securities amounted to $46,060,731 or 14.1% of net assets.

(d)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(e)	Floating Rate Security. Stated interest/floor rate was in effect at October 31, 2016.

(f)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.39% of net assets as of October 31, 2016, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Bellemeade Re II Ltd. Series 2016-1A, Class M2B 6.988%, 4/25/26	4/29/16	$271,519	$274,743	0.08%
Bellemeade Re Ltd. Series 2015-1A, Class M1 2.988%, 7/25/25	7/27/15	89,876	90,269	0.03%
H/2 Asset Funding NRE Series 2015-1A 2.174%, 6/24/49	6/19/15	643,908	637,469	0.20%
Virgolino de Oliveira Finance SA 10.50%, 1/28/18	1/24/14	363,153	46,178	0.01%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M1 3.338%, 11/25/25	9/28/15	225,058	225,114	0.07%

(g)	Variable rate coupon, rate shown as of October 31, 2016.

(h)	Inverse interest only security.

(i)	IO – Interest Only.

(j)	Non-income producing security.
(k)	Defaulted.

(l)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Mt. Logan Re Ltd. (Preference Shares)	12/30/15	$415,000	$429,612	0.13%

44	• AB BOND INFLATION STRATEGY

Portfolio of Investments

(m)	The security is subject to a 12 month lock-up period, after which semi-annual redemptions are permitted.

(n)	Effective prepayment date of April 2017.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

EUR – Euro

GBP – Great British Pound

INR – Indian Rupee

JPY – Japanese Yen

MXN – Mexican Peso

NOK – Norwegian Krone

NZD – New Zealand Dollar

SGD – Singapore Dollar

USD – United States Dollar

Glossary:

ABS – Asset-Backed Securities

BKBM – Bank Bill Benchmark (New Zealand)

BOBL – Bundesobligationen

CBT – Chicago Board of Trade

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index
CDX-NAHY – North American High Yield Credit Default Swap Index

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CMBS – Commercial Mortgage-Backed Securities

CME – Chicago Mercantile Exchange

EURIBOR – Euro Interbank Offered Rate

INTRCONX – Inter-Continental Exchange

IRS – Interest Rate Swaption

LCH – London Clearing House

LIBOR – London Interbank Offered Rates

NIBOR – Norwegian Interbank Offered Rate

REIT – Real Estate Investment Trust

REMICs – Real Estate Mortgage Investment Conduits

RTR – Right To Receive

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

AB BOND INFLATION STRATEGY •	45

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

October 31, 2016

Assets
Investments in securities, at value (cost $450,422,038)	$458,167,417
Cash	3,342,760
Cash collateral due from broker	1,525,214
Receivable for investment securities sold	12,195,059
Interest receivable	1,496,244
Unrealized appreciation on forward currency exchange contracts	613,089
Receivable for capital stock sold	443,889
Unrealized appreciation on inflation swaps	246,722
Unrealized appreciation on credit default swaps	47,524
Upfront premium paid on credit default swaps	12,621
Receivable for variation margin on exchange-traded derivatives	6,967
Affiliated dividends receivable	1,016

Total assets	478,098,522

Liabilities
Swaptions written, at value (premiums received $13,870)	9,883
Payable for reverse repurchase agreements	148,326,458
Payable for investment securities purchased	975,570
Unrealized depreciation on forward currency exchange contracts	510,554
Payable for capital stock redeemed	444,760
Unrealized depreciation on interest rate swaps	322,980
Upfront premium received on credit default swaps	265,570
Unrealized depreciation on credit default swaps	91,672
Advisory fee payable	80,540
Unrealized depreciation on inflation swaps	38,965
Payable for variation margin on exchange-traded derivatives	33,361
Distribution fee payable	23,392
Administrative fee payable	16,840
Transfer Agent fee payable	7,549
Accrued expenses	194,920

Total liabilities	151,343,014

Net Assets	$326,755,508

Composition of Net Assets
Capital stock, at par	$30,214
Additional paid-in capital	332,370,487
Undistributed net investment income	574,964
Accumulated net realized loss on investment and foreign currency transactions	(12,100,956)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	5,880,799

$326,755,508

See notes to financial statements.

46	• AB BOND INFLATION STRATEGY

Statement of Assets & Liabilities

Net Asset Value Per Share—27 billion shares of capital stock authorized, $.001 par value

		Shares	Net Asset
Class	Net Assets	Outstanding	Value

A	$16,712,038	1,530,553	$10.92	*

C	$2,504,409	233,798	$10.71

Advisor	$29,186,161	2,669,834	$10.93

R	$408,098	37,460	$10.89

K	$2,408,522	221,113	$10.89

I	$345,177	31,855	$10.84

1	$226,407,438	20,970,836	$10.80

2	$37,207,306	3,448,193	$10.79

Z	$11,576,359	1,069,864	$10.82

*	The maximum offering price per share for Class A shares was $11.40 which reflects a sales charge of 4.25%.

See notes to financial statements.

AB BOND INFLATION STRATEGY •	47

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended October 31, 2016

Investment Income
Interest	$8,723,434
Dividends
Unaffiliated issuers	37,898
Affiliated issuers	15,703
Other income	2,429	$8,779,464

Expenses
Advisory fee (see Note B)	1,628,417
Distribution fee—Class A	33,538
Distribution fee—Class C	24,967
Distribution fee—Class R	591
Distribution fee—Class K	4,533
Distribution fee—Class 1	234,992
Transfer agency—Class A	30,473
Transfer agency—Class C	6,206
Transfer agency—Advisor Class	48,965
Transfer agency—Class R	308
Transfer agency—Class K	3,402
Transfer agency—Class I	329
Transfer agency—Class 1	34,485
Transfer agency—Class 2	6,335
Transfer agency—Class Z	1,878
Custodian	209,131
Registration fees	119,545
Audit and tax	106,652
Printing	60,798
Administrative	50,862
Legal	46,494
Directors’ fees	24,152
Miscellaneous	16,628

Total expenses before interest expense	2,693,681
Interest expense	720,599

Total expenses	3,414,280
Less: expenses waived and reimbursed by the Adviser (see Note B)	(770,945)

Net expenses		2,643,335

Net investment income		6,136,129

See notes to financial statements.

48	• AB BOND INFLATION STRATEGY

Statement of Operations

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	$(167,463)
Futures	(758,181)
Options written	18,888
Swaps	(397,959)
Foreign currency transactions	(334,636)
Net change in unrealized appreciation/depreciation of:
Investments	16,422,691
Futures	164,576
Options written	(6,744)
Swaptions written	3,987
Swaps	11,871
Foreign currency denominated assets and liabilities	12,071

Net gain on investment and foreign currency transactions	14,969,101

Net Increase in Net Assets from Operations	$21,105,230

See notes to financial statements.

AB BOND INFLATION STRATEGY •	49

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2016	Year Ended October 31, 2015
Increase (Decrease) in Net Assets from Operations
Net investment income	$6,136,129	$3,460,793
Net realized loss on investment and foreign currency transactions	(1,639,351)	(2,331,606)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	16,608,452	(8,188,466)

Net increase (decrease) in net assets from operations	21,105,230	(7,059,279)
Dividends to Shareholders from
Net investment income
Class A	(246,245)	(135,111)
Class C	(36,966)	(18,189)
Advisor Class	(470,470)	(203,846)
Class R	(2,681)	(1,105)
Class K	(38,246)	(20,282)
Class I	(7,136)	(7,362)
Class 1	(5,652,787)	(3,672,680)
Class 2	(1,101,775)	(556,237)
Class Z(a)	(255,907)	(14,356)
Capital Stock Transactions
Net decrease	(21,240,298)	(28,377,535)

Total decrease	(7,947,281)	(40,065,982)
Net Assets
Beginning of period	334,702,789	374,768,771

End of period (including undistributed net investment income of $574,964 and $2,604,789, respectively)	$326,755,508	$334,702,789

(a)	Commenced distributions on December 11, 2014.

See notes to financial statements.

50	• AB BOND INFLATION STRATEGY

Statement of Changes in Net Assets

STATEMENT OF CASH FLOWS

For the Year Ended October 31, 2016

Cash Flows from Operating Activities
Net increase in net assets from operations		$21,105,230
Reconciliation of Net Increase in Net Assets from Operations to Net Decrease in Cash from Operating Activities:
Purchases of long-term investments	$(214,412,726)
Proceeds from disposition of long-term investments	199,709,099
Purchases of short-term investments	(243,531,120)
Proceeds from disposition of short-term investments	254,570,553
Increase in receivable for investments sold	(11,975,189)
Increase in interest receivable	(226,744)
Increase in affiliated dividends receivable	(517)
Increase in cash collateral due from broker	(304,759)
Increase in payable for investments purchased	807,165
Increase in advisory fee payable	4,660
Increase in accrued expenses	23,537
Proceeds from options written, net	8,813
Proceeds from swaptions written, net	13,870
Proceeds on swaps, net	155,347
Payments for exchange-traded derivatives settlements	(1,210,294)
Net realized loss on investment transactions and foreign currency transactions	1,639,351
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(16,608,452)
Net accretion of bond discount and amortization of bond premium	1,430,029
Inflation index adjustment	(2,803,917)

Total adjustments		(32,711,294)

Net decrease in cash from operating activities		$(11,606,064)

Cash Flows from Financing Activities
Redemptions of capital stock, net	(27,010,863)
Decrease in due to custodian	(94,834)
Cash dividends paid (net of dividend reinvestments)*	(1,367,216)
Increase in reverse repurchase agreements	34,950,769

Net increase in cash from financing activities		6,477,856
Effect of exchange rate on cash		(234,869)

Net decrease in cash		(5,363,077)
Net change in cash
Cash at beginning of year		8,705,837

Cash at end of year		$3,342,760

* Reinvestment of dividends	$6,444,997
Supplemental disclosure of cash flow information:
Interest expense paid during the year	$683,576

In accordance with U.S. GAAP, the Strategy has included a Statement of Cash Flows as a result of its significant investments in reverse repurchase agreements throughout the year.

See notes to financial statements.

AB BOND INFLATION STRATEGY •	51

Statement of Cash Flows

NOTES TO FINANCIAL STATEMENTS

October 31, 2016

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of ten portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Bond Inflation Strategy Portfolio (the “Strategy”), a diversified portfolio. The Strategy has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class 1, Class 2 and Class Z shares. Effective December 11, 2014, the Strategy commenced offering of Class Z shares. Class B shares are not currently offered. Class 1 shares are sold only to the private clients of Sanford C. Bernstein & Co. LLC by its registered representatives. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R, Class K, and Class 1 shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I, Class 2 and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All ten classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Strategy is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Strategy.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

52	• AB BOND INFLATION STRATEGY

Notes to Financial Statements

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this

AB BOND INFLATION STRATEGY •	53

Notes to Financial Statements

determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Strategy may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Strategy values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Strategy may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Strategy would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Strategy. Unobservable inputs reflect the Strategy’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Strategy’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to

54	• AB BOND INFLATION STRATEGY

Notes to Financial Statements

Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

AB BOND INFLATION STRATEGY •	55

Notes to Financial Statements

The following table summarizes the valuation of the Strategy’s investments by the above fair value hierarchy levels as of October 31, 2016:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Inflation-Linked Securities	$	– 0	–	$286,688,571		$	– 0	–	$286,688,571
Corporates – Investment Grade		– 0	–	53,460,370			– 0	–	53,460,370
Commercial Mortgage-Backed Securities		– 0	–	18,398,259			9,448,399		27,846,658
Governments – Treasuries		– 0	–	25,414,848			– 0	–	25,414,848
Asset-Backed Securities		– 0	–	21,803,345			2,749,542		24,552,887
Collateralized Mortgage Obligations		– 0	–	19,881,754			758,543		20,640,297
Corporates – Non-Investment Grade		– 0	–	10,473,702			– 0	–	10,473,702
Emerging Markets – Treasuries		– 0	–	3,149,965			– 0	–	3,149,965
Governments – Sovereign Agencies		– 0	–	1,957,874			– 0	–	1,957,874
Quasi-Sovereigns		– 0	–	1,500,540			– 0	–	1,500,540
Emerging Markets – Corporate Bonds		– 0	–	1,309,773			– 0	–	1,309,773
Governments – Sovereign Bonds		– 0	–	724,654			– 0	–	724,654
Common Stocks		– 0	–	– 0	–		429,612		429,612
Options Purchased – Calls		– 0	–	17,666			– 0	–	17,666

Total Investments in Securities		– 0	–	444,781,321			13,386,096		458,167,417
Other Financial Instruments(a):
Assets:
Futures		93,155		– 0	–		– 0	–	93,155	(b)
Forward Currency Exchange Contracts		– 0	–	613,089			– 0	–	613,089
Centrally Cleared Interest Rate Swaps		– 0	–	830,433			– 0	–	830,433	(b)
Credit Default Swaps		– 0	–	47,524			– 0	–	47,524
Inflation (CPI) Swaps		– 0	–	246,722			– 0	–	246,722
Liabilities:
Futures		(114,965)		– 0	–		– 0	–	(114,965	)(b)
Forward Currency Exchange Contracts		– 0	–	(510,554)			– 0	–	(510,554)
Interest Rate Swaptions Written		– 0	–	(9,883)			– 0	–	(9,883)
Centrally Cleared Credit Default Swaps		– 0	–	(200,792)			– 0	–	(200,792	)(b)
Centrally Cleared Interest Rate Swaps		– 0	–	(2,427,419)			– 0	–	(2,427,419	)(b)
Credit Default Swaps		– 0	–	(91,672)			– 0	–	(91,672)
Inflation (CPI) Swaps		– 0	–	(38,965)			– 0	–	(38,965)
Interest Rate Swaps		– 0	–	(322,980)			– 0	–	(322,980)

Total(c)		$(21,810)		$442,916,824			$13,386,096		$456,281,110

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument. Other financial instruments may also include swaptions written which are valued at market value.

(b)

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

(c)	There were no transfers between Level 1 and Level 2 during the reporting period.

56	• AB BOND INFLATION STRATEGY

Notes to Financial Statements

The Strategy recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Commercial Mortgage-Backed Securities		Asset-Backed Securities		Collateralized Mortgage Obligations
Balance as of 10/31/15	$7,333,784		$3,725,747		$9,306,859
Accrued discounts/(premiums)	(10,172)		64		– 0	–
Realized gain (loss)	(92,788)		1,504		– 0	–
Change in unrealized appreciation/depreciation	(68,049)		30,456		3,617
Purchases/Payups	3,745,377		2,259,409		665,050
Sales/Paydowns	(2,120,227)		(2,242,179)		(404,789)
Transfers in to Level 3	660,474		– 0	–	– 0	–
Transfers out of Level 3	– 0	–	(1,025,459)		(8,812,194)

Balance as of 10/31/16	$9,448,399		$2,749,542		$758,543

Net change in unrealized appreciation/depreciation from investments held as of 10/31/16(a)	$(96,464)		$33,491		$3,617

	Common Stocks		Total
Balance as of 10/31/15	$530,735		$20,897,125
Accrued discounts/(premiums)	– 0	–	(10,108)
Realized gain (loss)	(395)		(91,679)
Change in unrealized appreciation/depreciation	(16,123)		(50,099)
Purchases/Payups	– 0	–	6,669,836
Sales/Paydowns	(84,605)		(4,851,800)
Transfers in to Level 3	– 0	–	660,474	(b)
Transfers out of Level 3	– 0	–	(9,837,653	)(c)

Balance as of 10/31/16	$429,612		$13,386,096

Net change in unrealized appreciation/depreciation from investments held as of 10/31/16(a)	$(16,123)		$(75,479)

(a)	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

(b)	There were de minimis transfers from Level 2 to Level 3 during the reporting period.

(c)	An amount of $9,837,653 was transferred out of Level 3 into Level 2 as improved transparency of price inputs has increased the observability of such inputs during the reporting period.

As of October 31, 2016, all Level 3 securities were priced i) at net asset value or ii) by third party vendors.

AB BOND INFLATION STRATEGY •	57

Notes to Financial Statements

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Strategy. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

The Strategy does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the

58	• AB BOND INFLATION STRATEGY

Notes to Financial Statements

fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Strategy’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Strategy’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Strategy may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Strategy’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Strategy’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Strategy is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Strategy amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Strategy are borne on a pro-rata basis by each outstanding class of shares, based on the propor-

AB BOND INFLATION STRATEGY •	59

Notes to Financial Statements

tionate interest in the Strategy represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Strategy pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, ..45% of the next $2.5 billion and .40% in excess of $5 billion, of the Strategy’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (“Expense Caps”) to .75%, 1.50%, .50%, 1.00%, .75%, .50%, .60%, .50% and .50% of the daily average net assets for the Class A, Class C, Advisor Class, Class R, Class K, Class I, Class 1, Class 2, and Class Z shares, respectively. Prior to January 29, 2016, the Expense Cap was .80% of the daily average net assets for the Class A. This fee waiver and/or expense reimbursement agreement will remain in effect until January 29, 2017 and then may be extended for additional one-year terms. For the year ended October 31, 2016, such reimbursement amounted to $766,643.

Pursuant to the investment advisory agreement, the Strategy may reimburse the Adviser for certain legal and accounting services provided to the Strategy by the Adviser. For the year ended October 31, 2016, the reimbursement for such services amounted to $50,862.

The Strategy compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Strategy. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $94,471 for the year ended October 31, 2016.

60	• AB BOND INFLATION STRATEGY

Notes to Financial Statements

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Strategy’s shares. The Distributor has advised the Strategy that it has retained front-end sales charges of $1,142 from the sale of Class A shares and received $23 and $109 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended October 31, 2016.

The AB Fixed-Income Shares, Inc.—Government STIF Portfolio (the “Government STIF Portfolio”), prior to June 1, 2016, was offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and was not available for direct purchase by members of the public. Prior to June 1, 2016, the Government STIF Portfolio paid no advisory fees but did bear its own expenses. As of June 1, 2016, the Government STIF Portfolio, which was renamed “AB Government Money Market Portfolio” (the “Government Money Market Portfolio”), has a contractual advisory fee rate of .20% and continues to bear its own expenses. In connection with the investment by the Strategy in the Government Money Market Portfolio, the Adviser has agreed to waive its advisory fee from the Strategy in an amount equal to the Strategy’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Strategy as an acquired fund fee and expense. For the year ended October 31, 2016, such waiver amounted to $4,302. A summary of the Strategy’s transactions in shares of the Government Money Market Portfolio for the year ended October 31, 2016 is as follows:

Market Value 10/31/15 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 10/31/16 (000)			Dividend Income (000)
$2,524	$227,339	$229,863	$	– 0	–	$16

Brokerage commissions paid on investment transactions for the year ended October 31, 2016 amounted to $3,694, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Strategy has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Strategy pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Strategy’s average daily net assets attributable to Class A shares, 1% of the Strategy’s average daily net assets attributable to Class C shares, .50% of the Strategy’s average daily net assets attributable to Class R shares .25% of the Strategy’s average daily net assets attributable to Class K shares and .10% of the Strategy’s average daily net assets attributable to Class 1

AB BOND INFLATION STRATEGY •	61

Notes to Financial Statements

shares. There are no distribution and servicing fees on the Advisor Class, Class I, Class 2 and Class Z shares. Effective January 29, 2016, payments under the Agreement in respect of Class A shares are limited to an annual rate of .25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Strategy’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Strategy in the amounts of $238,086, $18,893, $19,837 and $1,480,773 for Class C, Class R, Class K and Class 1 shares, respectively. While such costs may be recovered from the Strategy in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Strategy’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2016 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$66,446,339	$55,781,428
U.S. government securities	147,966,387	125,876,294

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

Cost	$451,010,810

Gross unrealized appreciation	$10,180,004
Gross unrealized depreciation	(3,023,397)

Net unrealized appreciation	$7,156,607

1. Derivative Financial Instruments

The Strategy may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

62	• AB BOND INFLATION STRATEGY

Notes to Financial Statements

The principal types of derivatives utilized by the Strategy, as well as the methods in which they may be used are:

•	Futures

The Strategy may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Strategy bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Strategy may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Strategy enters into futures, the Strategy deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Strategy agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Strategy as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Strategy records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Strategy to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Strategy to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended October 31, 2016, the Strategy held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Strategy may enter into forward currency exchange contracts

AB BOND INFLATION STRATEGY •	63

Notes to Financial Statements

in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Strategy. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended October 31, 2016, the Strategy held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Strategy may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Strategy may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Strategy pays a premium whether or not the option is exercised. Additionally, the Strategy bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

64	• AB BOND INFLATION STRATEGY

Notes to Financial Statements

When the Strategy writes an option, the premium received by the Strategy is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Strategy on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Strategy has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Strategy. In writing an option, the Strategy bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Strategy could result in the Strategy selling or buying a security or currency at a price different from the current market value.

The Strategy may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

During the year ended October 31, 2016, the Strategy held purchased options, written options and written swaptions for hedging purposes.

For the year ended October 31, 2016, the Strategy had the following transactions in written options:

	Number of Contracts		Premiums Received
Options written outstanding as of 10/31/15	508,218,000			$10,075
Options written	281,397,000			36,253
Options assigned	(281,394,000)			(12,553)
Options expired	(508,219,500)			(22,675)
Options bought back	(1,500)			(11,100)
Options exercised	– 0	–		– 0	–

Options written outstanding as of 10/31/16	– 0	–	$	– 0	–

AB BOND INFLATION STRATEGY •	65

Notes to Financial Statements

	Notional Amount			Premiums Received
Swaptions written outstanding as of 10/31/15	$	– 0	–	$	– 0	–
Swaptions written		7,300,000			13,870
Swaptions expired		– 0	–		– 0	–
Swaptions bought back		– 0	–		– 0	–
Swaptions exercised		– 0	–		– 0	–

Swaptions written outstanding as of 10/31/16		$7,300,000			$13,870

•	Swaps

The Strategy may enter into swaps to hedge its exposure to interest rates, credit risk or currency. The Strategy may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Strategy in accordance with the terms of the respective swaps to provide value and recourse to the Strategy or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Strategy, and/or the termination value at the end of the contract. Therefore, the Strategy considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Strategy and the counterparty and by the posting of collateral by the counterparty to the Strategy to cover the Strategy’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Strategy accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of

66	• AB BOND INFLATION STRATEGY

Notes to Financial Statements

the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Strategy enters into a centrally cleared swap, the Strategy deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Strategy agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Strategy as unrealized gains or losses. Risks may arise from the potential of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Strategy records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Strategy is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Strategy holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Strategy may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Strategy may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

AB BOND INFLATION STRATEGY •	67

Notes to Financial Statements

In addition, the Strategy may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Strategy anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Strategy with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Strategy receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended October 31, 2016, the Strategy held interest rate swaps for hedging and non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swaps are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Strategy against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.

During the year ended October 31, 2016, the Strategy held inflation (CPI) swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Strategy may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Strategy, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Strategy may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Strategy receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Strategy is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Strategy will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net

68	• AB BOND INFLATION STRATEGY

Notes to Financial Statements

settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Strategy for the same reference obligation with the same counterparty. As of October 31, 2016, the Strategy did not have Buy Contracts outstanding with respect to the same referenced obligations and same counterparty for its Sale Contracts outstanding.

Credit default swaps may involve greater risks than if a Strategy had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Strategy is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Strategy is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Strategy coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Strategy.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended October 31, 2016, the Strategy held credit default swaps for hedging and non-hedging purposes.

The Strategy typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its

AB BOND INFLATION STRATEGY •	69

Notes to Financial Statements

derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Strategy typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Strategy and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Strategy’s net liability, held by the defaulting party, may be delayed or denied.

The Strategy’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Strategy decline below specific levels (“net asset contingent features”). If these levels are triggered, the Strategy’s counterparty has the right to terminate such transaction and require the Strategy to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

During the year ended October 31, 2016, the Strategy had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$923,588	*	Receivable/Payable for variation margin on exchange-traded derivatives	$2,542,384	*

Credit contracts	Receivable/Payable for variation margin on exchange-traded derivatives			Receivable/Payable for variation margin on exchange-traded derivatives	200,792	*

70	• AB BOND INFLATION STRATEGY

Notes to Financial Statements

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	$613,089	Unrealized depreciation on forward currency exchange contracts	$510,554

Interest rate contracts	Investments in securities, at value	17,666

Interest rate contracts			Swaptions written, at value	9,883

Interest rate contracts			Unrealized depreciation on interest rate swaps	322,980

Interest rate contracts	Unrealized appreciation on inflation swaps	246,722	Unrealized depreciation on inflation swaps	38,965

Credit contracts	Unrealized appreciation on credit default swaps	47,524	Unrealized depreciation on credit default swaps	91,672

Total		$1,848,589		$3,717,230

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(758,181)	$164,576

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	(386,213)	(87,696)

AB BOND INFLATION STRATEGY •	71

Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives			Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	$	– 0	–	$(16,462)

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments		(18,525)		– 0	–

Interest rate contracts	Net realized gain (loss) on swaptions written; Net change in unrealized appreciation/depreciation of swaptions written				3,987

Foreign exchange contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written		9,888		(6,744)

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written		9,000		– 0	–

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps		172,034		124,281

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps		(569,993)		(112,410)

Total			$(1,541,990)		$69,532

72	• AB BOND INFLATION STRATEGY

Notes to Financial Statements

The following table represents the average monthly volume of the Strategy’s derivative transactions during the year ended October 31, 2016:

Futures:
Average original value of buy contracts	$8,422,114
Average original value of sale contracts	$20,626,191

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$8,437,130
Average principal amount of sale contracts	$29,948,377

Purchased Options:
Average monthly cost	$35,139	(a)

Interest Rate Swaps:
Average notional amount	$1,930,000

Inflation Swaps:
Average notional amount	$52,017,692

Centrally Cleared Interest Rate Swaps:
Average notional amount	$186,251,571

Credit Default Swaps:
Average notional amount of buy contracts	$1,280,000
Average notional amount of sale contracts	$4,089,308

Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$24,841,508
Average notional amount of sale contracts	$3,488,000	(a)

(a)	Positions were open for two months during the year.

For financial reporting purposes, the Strategy does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following table presents the Strategy’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/pledged by the Strategy as of October 31, 2016:

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Goldman Sachs & Co.*	$6,967	$	– 0	–	$	– 0	–	$	– 0	–	$6,967

Total	$6,967	$	– 0	–	$	– 0	–	$	– 0	–	$6,967

OTC Derivatives:
Bank of America, NA	$33,668	$	– 0	–	$	– 0	–	$	– 0	–	$33,668
Barclays Bank PLC	233,573		– 0	–		– 0	–		– 0	–	233,573
BNP Paribas SA	192,775		– 0	–		– 0	–		– 0	–	192,775
Citibank, NA	273,444		(98,673)			– 0	–		– 0	–	174,771
Deutsche Bank AG	16,110		(16,110)			– 0	–		– 0	–	– 0	–

AB BOND INFLATION STRATEGY •	73

Notes to Financial Statements

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
Morgan Stanley & Co./Morgan Stanley Capital Services LLC	$15,761		$(15,761)		$	– 0	–	$	– 0	–	$	– 0	–
Royal Bank of Scotland PLC	72,685		– 0	–		– 0	–		– 0	–		72,685
State Street Bank & Trust Co.	76,090		(6,396)			– 0	–		– 0	–		69,694

Total	$914,106		$(136,940)		$	– 0	–	$	– 0	–		$777,166	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset			Cash Collateral Pledged**			Security Collateral Pledged**			Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Citigroup Global Markets, Inc.*	$433	$	– 0	–		$(433)		$	– 0	–	$	– 0	–
Morgan Stanley & Co., LLC*	32,928		– 0	–		(32,928)			– 0	–		– 0	–

Total	$33,361	$	– 0	–		$(33,361)		$	– 0	–	$	– 0	–

OTC Derivatives:
Citibank, NA	$98,673		$(98,673)		$	– 0	–	$	– 0	–	$	– 0	–
Credit Suisse International	100,345		– 0	–		– 0	–		– 0	–		100,345
Deutsche Bank AG	147,345		(16,110)			– 0	–		– 0	–		131,235
Goldman Sachs Bank USA	463,376		– 0	–		– 0	–		– 0	–		463,376
JPMorgan Chase Bank, NA	38,965		– 0	–		– 0	–		– 0	–		38,965
Morgan Stanley & Co./Morgan Stanley Capital Services LLC	336,319		(15,761)			– 0	–		(320,558)			– 0	–
Standard Chartered Bank	24,689		– 0	–		– 0	–		– 0	–		24,689
State Street Bank & Trust Co.	6,396		(6,396)			– 0	–		– 0	–		– 0	–

Total	$1,216,108		$(136,940)		$	– 0	–		$(320,558)			$758,610	^

*	Cash has been posted for initial margin requirements for exchange-traded derivatives outstanding at October 31, 2016.

**	The actual collateral received/pledged is more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

See Note D.4 for additional disclosure of netting arrangements regarding reverse repurchase agreements.

74	• AB BOND INFLATION STRATEGY

Notes to Financial Statements

2. Currency Transactions

The Strategy may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Strategy may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Strategy may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Strategy and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Strategy may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. TBA and Dollar Rolls

The Strategy may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agree-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

The Strategy may enter into dollar rolls. Dollar rolls involve sales by the Strategy of securities for delivery in the current month and the Strategy’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Strategy forgoes principal and interest paid on the securities. The Strategy is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Strategy is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. During the year ended October 31, 2016, the Strategy had no transactions in dollar rolls.

4. Reverse Repurchase Agreements

The Strategy may enter into reverse repurchase transactions (“RVP”) in accordance with the terms of a Master Repurchase Agreement (“MRA”), under which the Strategy sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Strategy enters

AB BOND INFLATION STRATEGY •	75

Notes to Financial Statements

into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value comparable to the repurchase price. Under the MRA and other Master Agreements, the Strategy is permitted to offset payables and/or receivables with collateral held and/or posted to the counterparty and create one single net payment due to or from the Strategy in the event of a default. In the event of a default by a MRA counterparty, the Strategy may be considered an unsecured creditor with respect to any excess collateral (collateral with a market value in excess of the repurchase price) held by and/or posted to the counterparty, and as such the return of such excess collateral may be delayed or denied. For the year ended October 31, 2016, the average amount of reverse repurchase agreements outstanding was $123,352,180 and the daily weighted average interest rate was .57%. At October 31, 2016, the Strategy had reverse repurchase agreements outstanding in the amount of $148,326,458 as reported on the statement of assets and liabilities.

The following table presents the Strategy’s RVP liabilities by counterparty net of the related collateral pledged by the Strategy as of October 31, 2016:

Counterparty	RVP Liabilities Subject to a MRA	Securities Collateral Pledged†*	Net Amount of RVP Liabilities
Bank of America NA	$5,581,901	$(5,581,901)	$	– 0 –
HSBC Bank USA	109,471,234	(109,471,234)		– 0 –
JPMorgan Chase Bank	33,273,323	(33,273,323)		– 0 –

Total	$148,326,458	$(148,326,458)	$	– 0 –

†	Including accrued interest.

*	The actual collateral pledged may be more than the amount reported due to overcollateralization.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015

Class A
Shares sold	616,312	169,441	$6,657,179	$1,801,811

Shares issued in reinvestment of dividends	20,509	11,466	218,687	120,842

Shares redeemed	(414,835)	(344,463)	(4,371,321)	(3,652,268)

Net increase (decrease)	221,986	(163,556)	$2,504,545	$(1,729,615)

76	• AB BOND INFLATION STRATEGY

Notes to Financial Statements

	Shares		Amount
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015

Class C
Shares sold	40,692	44,035	$430,613	$461,102

Shares issued in reinvestment of dividends	2,983	1,497	31,208	15,586

Shares redeemed	(70,612)	(122,764)	(739,753)	(1,282,056)

Net decrease	(26,937)	(77,232)	$(277,932)	$(805,368)

Advisor Class
Shares sold	1,412,206	513,914	$15,223,605	$5,473,679

Shares issued in reinvestment of dividends	40,289	17,717	431,827	186,880

Shares redeemed	(536,555)	(273,750)	(5,711,476)	(2,917,777)

Net increase	915,940	257,881	$9,943,956	$2,742,782

Class R
Shares sold	35,469	2,736	$382,901	$29,226

Shares issued in reinvestment of dividends	248	104	2,681	1,105

Shares redeemed	(194)	(22,219)	(2,101)	(237,039)

Net increase (decrease)	35,523	(19,379)	$383,481	$(206,708)

Class K
Shares sold	100,455	42,242	$1,078,846	$449,842

Shares issued in reinvestment of dividends	3,579	1,925	38,246	20,281

Shares redeemed	(37,944)	(95,208)	(402,583)	(1,009,773)

Net increase (decrease)	66,090	(51,041)	$714,509	$(539,650)

Class I
Shares sold	7,138	28,559	$75,774	$302,454

Shares issued in reinvestment of dividends	671	688	7,136	7,241

Shares redeemed	(1,489)	(82,025)	(15,768)	(865,824)

Net increase (decrease)	6,320	(52,778)	$67,142	$(556,129)

AB BOND INFLATION STRATEGY •	77

Notes to Financial Statements

	Shares		Amount
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015

Class 1
Shares sold	3,022,337	3,177,028	$31,867,232	$33,474,332

Shares issued in reinvestment of dividends	428,634	276,081	4,530,676	2,888,583

Shares redeemed	(6,952,120)	(5,915,647)	(72,934,157)	(62,348,456)

Net decrease	(3,501,149)	(2,462,538)	$(36,536,249)	$(25,985,541)

Class 2
Shares sold	1,627,909	1,143,181	$16,977,155	$12,002,916

Shares issued in reinvestment of dividends	87,936	43,283	928,629	452,514

Shares redeemed	(2,217,803)	(1,654,114)	(23,295,763)	(17,603,900)

Net decrease	(501,958)	(467,650)	$(5,389,979)	$(5,148,470)

Class Z(a)
Shares sold	1,015,987	407,576	$10,731,967	$4,264,298

Shares issued in reinvestment of dividends	24,013	1,367	255,907	14,242

Shares redeemed	(338,366)	(40,713)	(3,637,645)	(427,376)

Net increase	701,634	368,230	$7,350,229	$3,851,164

(a)	Commenced distributions on December 11, 2014.

NOTE F

Risks Involved in Investing in the Strategy

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Strategy’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Strategy’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer

78	• AB BOND INFLATION STRATEGY

Notes to Financial Statements

durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Strategy’s assets can decline as can the value of the Strategy’s distributions. The risk is significantly greater for fixed-income securities with longer maturites. Although the Strategy invests principally in inflation-indexed securities, the value of its securities may be vulnerable to changes in expectations of inflation or interest rates.

Derivatives Risk—The Strategy may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Strategy, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Strategy’s investments or reduce its returns.

Leverage Risk—When the Strategy borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Strategy’s investments. The Strategy may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of derivative instruments by the Strategy, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Strategy than if the Strategy were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Liquidity Risk—Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Strategy. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of fund shares. Over

AB BOND INFLATION STRATEGY •	79

Notes to Financial Statements

recent years, liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

Indemnification Risk—In the ordinary course of business, the Strategy enters into contracts that contain a variety of indemnifications. The Strategy’s maximum exposure under these arrangements is unknown. However, the Strategy has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Strategy has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Strategy, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Strategy did not utilize the Facility during the year ended October 31, 2016.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2016 and October 31, 2015 were as follows:

	2016	2015
Distributions paid from:
Ordinary income	$7,812,213	$4,629,168

Total taxable distributions	$7,812,213	$4,629,168

As of October 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$290,882
Accumulated capital and other losses	(11,554,039	)(a)
Unrealized appreciation/(depreciation)	5,818,203	(b)

Total accumulated earnings/(deficit)	(5,444,954	)(c)

(a)	At October 31, 2016, the Strategy had a net capital loss carryforward of $11,554,039.

80	• AB BOND INFLATION STRATEGY

Notes to Financial Statements

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps and passive foreign investment companies (PFICs), the realization for tax purposes of gains/losses on certain derivative instruments, and the tax treatment of Treasury inflation-protected securities.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to the tax treatment of defaulted securities.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2016, the Fund had a net short-term capital loss carryforward of $3,659,537 and a net long-term capital loss carryforward of $7,894,502, which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to the tax treatment of futures, option and swaps, reclassifications of foreign currency and paydown gain/losses, the tax treatment of Treasury inflation-protected securities resulted in a net decrease in undistributed net investment income, and a net decrease in accumulated net realized loss on investment and foreign currency transactions. This reclassification had no effect on net assets.

NOTE I

New Accounting Pronouncements

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2015-07 (the “ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for investments that are eligible to be measured at fair value using the net asset value per share practical expedient but do not utilize that practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. Management has evaluated the implications of these changes and there will be no impact to the financial statements.

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the financial statements and related disclosures.

AB BOND INFLATION STRATEGY •	81

Notes to Financial Statements

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Strategy’s financial statements through this date.

82	• AB BOND INFLATION STRATEGY

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended October 31,
2016	2015	2014	2013	2012

Net asset value, beginning of period	$ 10.44	$ 10.77	$ 10.81	$ 11.36	$ 10.81

Income From Investment Operations
Net investment income(a)(b)	.18	.08	.17	.09	.13
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.51	(.31)	(.04)	(.57)	.56

Net increase (decrease) in net asset value from operations	.69	(.23)	.13	(.48)	.69

Less: Dividends and Distributions
Dividends from net investment income	(.21)	(.10)	(.17)	(.07)	(.14)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Total dividends and distributions	(.21)	(.10)	(.17)	(.07)	(.14)

Net asset value, end of period	$ 10.92	$ 10.44	$ 10.77	$ 10.81	$ 11.36

Total Return
Total investment return based on net asset value(d)	6.63%	(2.18)%	1.16%	(4.23)%	6.41%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$16,712	$13,660	$15,860	$23,358	$17,627
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.98%	.88%	.81%	.80%	.81%
Expenses, before waivers/reimbursements(e)	1.42%	1.36%	1.15%	1.18%	1.25%
Net investment income(b)	1.71%	.75%	1.57%	.80%	1.20%
Portfolio turnover rate**	41%	51%	77%	93%	32%

See footnote summary on page 92.

AB BOND INFLATION STRATEGY •	83

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended October 31,
2016	2015	2014	2013	2012

Net asset value, beginning of period	$ 10.27	$ 10.64	$ 10.71	$ 11.28	$ 10.78

Income From Investment Operations
Net investment income(a)(b)	.10	.00	(c)	.07	.00	(c)	.04
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.50	(.31)	(.01)	(.56)	.56

Net increase (decrease) in net asset value from operations	.60	(.31)	.06	(.56)	.60

Less: Dividends and Distributions
Dividends from net investment income	(.16)	(.06)	(.13)	(.01)	(.10)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.00	)(c)	– 0	–

Total dividends and distributions	(.16)	(.06)	(.13)	(.01)	(.10)

Net asset value, end of period	$ 10.71	$ 10.27	$ 10.64	$ 10.71	$ 11.28

Total Return
Total investment return based on net asset value(d)	5.86%	(2.93)%	.50%	(4.98)%	5.61%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,505	$2,679	$3,596	$5,845	$7,991
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.72%	1.58%	1.51%	1.51%	1.51%
Expenses, before waivers/reimbursements(e)	2.16%	2.07%	1.86%	1.86%	1.96%
Net investment income(b)	.96%	.06%	.70%	.01%	.39%
Portfolio turnover rate**	41%	51%	77%	93%	32%

See footnote summary on page 92.

84	• AB BOND INFLATION STRATEGY

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended October 31,
2016	2015	2014	2013	2012

Net asset value, beginning of period	$ 10.46	$ 10.79	$ 10.82	$ 11.39	$ 10.83

Income From Investment Operations
Net investment income(a)(b)	.22	.13	.19	.06	.16
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.49	(.33)	(.03)	(.52)	.56

Net increase (decrease) in net asset value from operations	.71	(.20)	.16	(.46)	.72

Less: Dividends and Distributions
Dividends from net investment income	(.24)	(.13)	(.19)	(.11)	(.16)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Total dividends and distributions	(.24)	(.13)	(.19)	(.11)	(.16)

Net asset value, end of period	$ 10.93	$ 10.46	$ 10.79	$ 10.82	$ 11.39

Total Return
Total investment return based on net asset value(d)	6.87%	(1.90)%	1.50%	(4.06)%	6.69%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$29,186	$18,343	$16,144	$7,969	$5,499
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.73%	.58%	.52%	.51%	.51%
Expenses, before waivers/reimbursements(e)	1.16%	1.06%	.86%	.87%	.95%
Net investment income(b)	2.04%	1.23%	1.77%	.54%	1.52%
Portfolio turnover rate**	41%	51%	77%	93%	32%

See footnote summary on page 92.

AB BOND INFLATION STRATEGY •	85

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Year Ended October 31,
2016	2015	2014	2013	2012

Net asset value, beginning of period	$ 10.44	$ 10.78	$ 10.81	$ 11.34	$ 10.79

Income From Investment Operations
Net investment income (loss)(a)(b)	.29	(.08)	.14	.06	.11
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.37	(.19)	(.02)	(.57)	.55

Net increase (decrease) in net asset value from operations	.66	(.27)	.12	(.51)	.66

Less: Dividends and Distributions
Dividends from net investment income	(.21)	(.07)	(.15)	(.02)	(.11)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Total dividends and distributions	(.21)	(.07)	(.15)	(.02)	(.11)

Net asset value, end of period	$ 10.89	$ 10.44	$ 10.78	$ 10.81	$ 11.34

Total Return
Total investment return based on net asset value(d)	6.41%	(2.49)%	1.10%	(4.51)%	6.18%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$408	$20	$230	$209	$539
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.24%	1.06%	1.01%	1.01%	1.01%
Expenses, before waivers/reimbursements(e)	1.71%	1.50%	1.40%	1.44%	1.60%
Net investment income (loss)(b)	2.71%	(.68)%	1.26%	.49%	.98%
Portfolio turnover rate**	41%	51%	77%	93%	32%

See footnote summary on page 92.

86	• AB BOND INFLATION STRATEGY

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Year Ended October 31,
2016	2015	2014	2013	2012

Net asset value, beginning of period	$ 10.42	$ 10.77	$ 10.80	$ 11.35	$ 10.79

Income From Investment Operations
Net investment income(a)(b)	.20	.07	.17	.09	.13
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.49	(.31)	(.03)	(.57)	.57

Net increase (decrease) in net asset value from operations	.69	(.24)	.14	(.48)	.70

Less: Dividends and Distributions
Dividends from net investment income	(.22)	(.11)	(.17)	(.07)	(.14)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Total dividends and distributions	(.22)	(.11)	(.17)	(.07)	(.14)

Net asset value, end of period	$ 10.89	$ 10.42	$ 10.77	$ 10.80	$ 11.35

Total Return
Total investment return based on net asset value(d)	6.66%	(2.24)%	1.31%	(4.26)%	6.51%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,409	$1,616	$2,219	$1,981	$2,007
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.98%	.83%	.76%	.76%	.77%
Expenses, before waivers/reimbursements(e)	1.36%	1.17%	1.07%	1.12%	1.27%
Net investment income(b)	1.87%	.70%	1.57%	.80%	1.19%
Portfolio turnover rate**	41%	51%	77%	93%	32%

See footnote summary on page 92.

AB BOND INFLATION STRATEGY •	87

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Year Ended October 31,
2016	2015	2014	2013	2012

Net asset value, beginning of period	$ 10.38	$ 10.73	$ 10.77	$ 11.33	$ 10.78

Income From Investment Operations
Net investment income (loss)(a)(b)	.22	(.06)	.22	.10	.18
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.50	(.14)	(.06)	(.55)	.53

Net increase (decrease) in net asset value from operations	.72	(.20)	.16	(.45)	.71

Less: Dividends and Distributions
Dividends from net investment income	(.26)	(.15)	(.20)	(.11)	(.16)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Total dividends and distributions	(.26)	(.15)	(.20)	(.11)	(.16)

Net asset value, end of period	$ 10.84	$ 10.38	$ 10.73	$ 10.77	$ 11.33

Total Return
Total investment return based on net asset value(d)	6.98%	(1.88)%	1.52%	(4.00)%	6.65%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$345	$265	$841	$2,631	$267
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.72%	.57%	.51%	.50%	.52%
Expenses, before waivers/reimbursements(e)	1.03%	.76%	.69%	.83%	.95%
Net investment income (loss)(b)	2.08%	(.50)%	2.06%	1.10%	1.54%
Portfolio turnover rate**	41%	51%	77%	93%	32%

See footnote summary on page 92.

88	• AB BOND INFLATION STRATEGY

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class 1
Year Ended October 31,
2016	2015	2014	2013	2012

Net asset value, beginning of period	$ 10.35	$ 10.71	$ 10.76	$ 11.33	$ 10.78

Income From Investment Operations
Net investment income(a)(b)	.20	.10	.19	.12	.16
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.51	(.32)	(.04)	(.58)	.55

Net increase (decrease) in net asset value from operations	.71	(.22)	.15	(.46)	.71

Less: Dividends and Distributions
Dividends from net investment income	(.26)	(.14)	(.20)	(.11)	(.16)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Total dividends and distributions	(.26)	(.14)	(.20)	(.11)	(.16)

Net asset value, end of period	$ 10.80	$ 10.35	$ 10.71	$ 10.76	$ 11.33

Total Return
Total investment return based on net asset value(d)	6.89%	(2.04)%	1.38%	(4.08)%	6.63%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$226,408	$253,402	$288,565	$315,187	$193,864
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.82%	.68%	.61%	.60%	.61%
Expenses, before waivers/reimbursements(e)	1.03%	.87%	.77%	.81%	.96%
Net investment income(b)	1.86%	.98%	1.75%	1.05%	1.41%
Portfolio turnover rate**	41%	51%	77%	93%	32%

See footnote summary on page 92.

AB BOND INFLATION STRATEGY •	89

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class 2
Year Ended October 31,
2016	2015	2014	2013	2012

Net asset value, beginning of period	$ 10.35	$ 10.71	$ 10.75	$ 11.33	$ 10.77

Income From Investment Operations
Net investment income(a)(b)	.20	.11	.20	.12	.14
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.51	(.32)	(.03)	(.58)	.59

Net increase (decrease) in net asset value from operations	.71	(.21)	.17	(.46)	.73

Less: Dividends and Distributions
Dividends from net investment income	(.27)	(.15)	(.21)	(.12)	(.17)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.00	)(c)	– 0	–

Total dividends and distributions	(.27)	(.15)	(.21)	(.12)	(.17)

Net asset value, end of period	$ 10.79	$ 10.35	$ 10.71	$ 10.75	$ 11.33

Total Return
Total investment return based on net asset value(d)	6.92%	(1.95)%	1.55%	(4.06)%	6.80%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$37,207	$40,897	$47,314	$46,554	$47,200
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.72%	.58%	.51%	.51%	.51%
Expenses, before waivers/reimbursements(e)	.93%	.77%	.67%	.71%	.86%
Net investment income(b)	1.93%	1.09%	1.87%	1.05%	1.36%
Portfolio turnover rate**	41%	51%	77%	93%	32%

See footnote summary on page 92.

90	• AB BOND INFLATION STRATEGY

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class Z
	Year Ended October 31, 2016	December 11, 2014(f) to October 31, 2015

Net asset value, beginning of period	$ 10.38	$ 10.62

Income From Investment Operations
Net investment income(a)(b)	.25	.19
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.46	(.28)

Net increase (decrease) in net asset value from operations	.71	(.09)

Less: Dividends
Dividends from net investment income	(.27)	(.15)

Net asset value, end of period	$ 10.82	$ 10.38

Total Return
Total investment return based on net asset value(d)	6.89%	(.86)%
Ratios/Supplemental Data
Net assets, end of period (000’‘s omitted)	$11,576	$3,821
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.73%	.61%^
Expenses, before waivers/reimbursements(e)	.95%	.84%^
Net investment income(b)	2.40%	2.09%^
Portfolio turnover rate**	41%	51%

See footnote summary on page 92.

AB BOND INFLATION STRATEGY •	91

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The expense ratios presented below exclude interest expense:

	Year Ended October 31,
	2016	2015	2014	2013	2012

Class A
Net of waivers/reimbursements	.76%	.80%	.79%	.75%	.75%
Before waivers/reimbursements	1.20%	1.28%	1.13%	1.12%	1.18%
Class C
Net of waivers/reimbursements	1.50%	1.50%	1.48%	1.45%	1.45%
Before waivers/reimbursements	1.94%	1.99%	1.84%	1.81%	1.90%
Advisor Class
Net of waivers/reimbursements	.50%	.50%	.49%	.45%	.45%
Before waivers/reimbursements	.93%	.98%	.84%	.82%	.89%
Class R
Net of waivers/reimbursements	1.00%	1.00%	.99%	.95%	.95%
Before waivers/reimbursements	1.47%	1.44%	1.38%	1.39%	1.54%
Class K
Net of waivers/reimbursements	.75%	.75%	.74%	.70%	.70%
Before waivers/reimbursements	1.13%	1.09%	1.05%	1.06%	1.21%
Class I
Net of waivers/reimbursements	.50%	.50%	.49%	.45%	.45%
Before waivers/reimbursements	.81%	.69%	.67%	.78%	.89%
Class 1
Net of waivers/reimbursements	.60%	.60%	.59%	.55%	.55%
Before waivers/reimbursements	.81%	.79%	.74%	.76%	.89%
Class 2
Net of waivers/reimbursements	.50%	.50%	.49%	.45%	.45%
Before waivers/reimbursements	.71%	.69%	.64%	.66%	.80%
Class Z(g)
Net of waivers/reimbursements	.50%	.50%^
Before waivers/reimbursements	.72%	.73%^

(f)	Commencement of distribution.

(g)	Commenced distribution on December 11, 2014.

^	Annualized.

**	The Strategy accounts for dollar roll transactions as purchases and sales.

See notes to financial statements.

92	• AB BOND INFLATION STRATEGY

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of AB Bond Inflation Strategy Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AB Bond Inflation Strategy Portfolio (the “Fund”), one of the portfolios constituting the AB Bond Fund, Inc. as of October 31, 2016, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods included therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AB Bond Inflation Strategy Portfolio, one of the portfolios constituting the AB Bond Fund, Inc., at October 31, 2016, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods included therein, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 30, 2016

AB BOND INFLATION STRATEGY •	93

Report of Independent Registered Public Accounting Firm

2016 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Strategy during the taxable year ended October 31, 2016. For foreign shareholders, 85.14% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

For the taxable year ended October 31, 2016, the Strategy designates $2,561 as the maximum amount that may be considered qualified dividend income for individual shareholders.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2017.

94	• AB BOND INFLATION STRATEGY

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Michael S. Canter(2), Vice President Paul J. DeNoon(2), Vice President Shawn E. Keegan(2) , Vice President	Greg J. Wilensky(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Strategy’s portfolio are made by the Adviser’s U.S. Core Fixed-Income Team. Mr. Michael S. Canter, Mr. Paul J. DeNoon, Mr. Shawn E. Keegan and Mr. Greg J. Wilensky are the investment professionals with the most significant responsibility for the day-to-day management of the Strategy’s portfolio.

AB BOND INFLATION STRATEGY •	95

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Strategy are managed under the direction of the Board of Directors. Certain information concerning the Strategy’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR
Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 56 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	108	None

96	• AB BOND INFLATION STRATEGY

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS
Marshall C. Turner, Jr., ## Chairman of the Board 75 (2005)	Private Investor since prior to 2011. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	108	Xilinx, Inc. (programmable logic semi-conductors) since 2007

John H. Dobkin, ## 74 (1998)	Independent Consultant since prior to 2011. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992 and as Chairman of the Audit Committees of a number of such AB Funds from 2001-2008.	108	None

AB BOND INFLATION STRATEGY •	97

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, ## 72 (2005)	Private Investor since prior to 2011. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	108	Asia Pacific Fund, Inc. (registered investment company) since prior to 2011

William H. Foulk, Jr., ## 84 (1998)	Investment Adviser and an Independent Consultant since prior to 2011. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	108	None

98	• AB BOND INFLATION STRATEGY

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
D. James Guzy, ## 80 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2011. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2011 until November 2013. He was a Director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	108	None

Nancy P. Jacklin, ## 68 (2006)	Private Investor since prior to 2011. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015); U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	108	None

AB BOND INFLATION STRATEGY •	99

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Carol C. McMullen, ## 61 (2016)	Managing Director of Slalom Consulting (consulting) since 2014 and private investor; Director of Norfolk & Dedham Group (mutual property and casualty insurance) since 2011; and Director of Partners Community Physicians Organization (healthcare) since 2014. Formerly, Managing Director of The Crossland Group (consulting) from 2012 to 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and nonprofit boards, and as a director or trustee of the AB Funds since June 2016.	108	None

100	• AB BOND INFLATION STRATEGY

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, ## 64 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees of the AB Funds since 2008.	108	None

Earl D. Weiner, ## 77 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP, and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	108	None

AB BOND INFLATION STRATEGY •	101

Management of the Fund

*	The address for each of the Strategy’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Strategy’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Strategy.

#	Mr. Keith is an “interested person” of the Strategy as defined in the “40 Act”, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

102	• AB BOND INFLATION STRATEGY

Management of the Fund

Officer Information

Certain information concerning the Strategy’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 56	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 71	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Michael S Canter 47	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2011.

Paul J. DeNoon 54	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2011.

Shawn E. Keegan 45	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2011.

Douglas J. Peebles 51	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2011.

Greg J. Wilensky 49	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2011.

Emilie D. Wrapp 61	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI,** with which she has been associated since prior to 2011.

Joseph J. Mantineo 57	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”),** with which he has been associated since prior to 2011.

Phyllis J. Clarke 55	Controller	Vice President of ABIS,** with which she has been associated since prior to 2011.

Vincent S. Noto 52	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2011.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Strategy.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Strategy’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at 1-800-227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

AB BOND INFLATION STRATEGY •	103

Management of the Fund

Information Regarding the Review and Approval of the Portfolio’s Investment Advisory Contract

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Investment Advisory Contract (the “Advisory Agreement”) with the Adviser in respect of AB Bond Inflation Strategy (the “Portfolio”) at a meeting held on November 3-5, 2015.

Prior to approval of the continuance of the Advisory Agreement in respect of the Portfolio, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

104	• AB BOND INFLATION STRATEGY

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Portfolio by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2013 and 2014 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries that provide transfer agency and distribution services to the Portfolio. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors noted that the Adviser’s relationship with the Portfolio was not profitable to it in 2013. The directors were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio in 2014 was not unreasonable.

AB BOND INFLATION STRATEGY •	105

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Portfolio, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Portfolio’s shares and transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. At the November 2015 meeting, the directors reviewed information prepared by Broadridge showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Broadridge (the “Performance Group”) and as compared with that of a broad array of funds selected by Broadridge (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Barclays 1-10 Year Treasury Inflation Protected Securities (TIPS) Index (the “Index”), in each case for the 1-, 3- and 5-year periods ended July 31, 2015 and (in the case of comparisons with the Index) the period since inception (January 2010 inception). The directors noted that the Portfolio was in the 3rd quintile of the Performance Group and 4th quintile of the Performance Universe for the 1-year period, in the 1st quintile of the Performance Group and the Performance Universe for the 3-year period, and in the 4th quintile of the Performance Group and the Performance Universe for the 5-year period. The Portfolio lagged the Index in the 1- and 5-year periods and outperformed it in the 3-year period and the period since inception. Based on their review, the directors concluded that the Portfolio’s performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Broadridge concerning advisory fee rates paid by other funds in the same Broadridge category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors noted that, at the Portfolio’s current size, its contractual effective advisory fee rate of 50 basis points was higher than the Expense Group median and that the administrative expense reimbursement was 1.2 basis points in the Portfolio’s latest fiscal year.

106	• AB BOND INFLATION STRATEGY

The directors also considered the Adviser’s fee schedule for non-fund clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer. The directors noted that the institutional fee schedule and the Portfolio’s fee schedule started at the same rate and that the institutional fee schedule had breakpoints at lower asset levels. The application of the institutional fee schedule to the Portfolio’s net assets would result in a fee rate lower than the rate at the same asset level provided in the Portfolio’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also reviewed information that indicated that the Portfolio’s fee rate is higher than the sub-advisory fee rate earned by the Adviser for sub-advising a registered investment company with a similar investment style.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients and sub-advised funds. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Broadridge: an Expense Group and an Expense Universe. Broadridge described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group than the Expense Group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year and the information included the pro forma expense ratio to reflect a reduction in the 12b-1 fee effective February 1, 2016. The pro forma expense ratio of the Portfolio reflected fee waivers and/or expense reimbursements as a result of an undertaking by the Adviser. The directors noted that it was likely that the expense ratios of some of the other funds in the Portfolio’s Broadridge category also were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

AB BOND INFLATION STRATEGY •	107

The directors noted that the Portfolio’s pro forma total expense ratio, giving effect to a cap by the Adviser, was lower than the Expense Group and the Expense Universe medians. The directors concluded that the Portfolio’s pro forma expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2015 meetings. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s shareholders would benefit from a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

108	• AB BOND INFLATION STRATEGY

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

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INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

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FIXED INCOME

Municipal

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FIXED INCOME (continued)

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

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Select US Long/Short Portfolio

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MULTI-ASSET

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MULTI-ASSET (continued)

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CLOSED-END FUNDS

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We also offer Government Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

* Prior to November 1, 2016, the Fund was named Global Thematic Growth Fund.

AB BOND INFLATION STRATEGY •	109

AB Family of Funds

NOTES

110	• AB BOND INFLATION STRATEGY

NOTES

AB BOND INFLATION STRATEGY •	111

NOTES

112	• AB BOND INFLATION STRATEGY

NOTES

AB BOND INFLATION STRATEGY •	113

NOTES

114	• AB BOND INFLATION STRATEGY

NOTES

AB BOND INFLATION STRATEGY •	115

NOTES

116	• AB BOND INFLATION STRATEGY

AB BOND INFLATION STRATEGY

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

BIS-0151-1016

OCT    10.31.16

ANNUAL REPORT

AB CREDIT LONG/SHORT PORTFOLIO

Investment Products Offered

•Are Not FDIC Insured •May Lose Value •Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

December 15, 2016

Annual Report

This report provides management’s discussion of fund performance for AB Credit Long/Short Portfolio (the “Fund”) for the annual reporting period ended October 31, 2016.

Investment Objectives and Policies

The Fund’s investment objective is to seek absolute return over a full market cycle. At least 80% of the Fund’s net assets will under normal circumstances be invested in long and short positions in credit-related instruments. For purposes of this 80% requirement, credit-related instruments will include any type of fixed-income security, such as corporate bonds, convertible fixed-income securities, preferred stocks, US government and agency securities, securities of foreign governments and supranational entities, mortgage-related and asset-backed securities and loan participations. It is expected that a substantial portion of the Fund’s long and short positions will relate to fixed-income securities rated below investment-grade (commonly known as “junk bonds”).

In selecting securities for purchase or sale by the Fund and securities for the Fund to take short positions in, AllianceBernstein L.P. (the “Adviser”) will attempt to take advantage of inefficiencies that it believes exist in the global debt markets. These inefficiencies arise from investor behavior, market complexity and the investment limitations to which investors are subject. The Adviser will combine quantitative analysis with fundamental credit and economic research in seeking to exploit these inefficiencies.

Under normal market conditions, the net exposure of the Fund (long exposure minus short exposure) will range between 150% and -150%. For example, the Fund may hold long positions in fixed-income securities with a value equal to 95% of its net assets and hold short positions equal to 75% of its net assets, resulting in 20% net long exposure. The Fund may also take long and short positions in equity securities.

Short positions may be effectuated through derivative instruments or through conventional short sales. When the Fund sells securities short, it sells a security that it does not own (but has borrowed) at its current market price in anticipation that the price of the security will decline. To complete, or close out, the short sale transaction, the Fund buys the same security in the market at a later date and returns it to the lender. The Adviser expects that the Fund’s long positions will be effectuated both through derivatives and actual purchases of fixed-income securities. The Fund may invest in fixed-income securities with a range of maturities from short- to long-term, and expects to maintain a weighted average duration of between -3 and 6 years. The Fund would have a negative duration when the Adviser expects the value of the Fund’s assets to increase as interest rates rise.

AB CREDIT LONG/SHORT PORTFOLIO •	1

While the Fund’s investments will be focused on US dollar-denominated securities, the Fund may invest to a lesser extent in securities denominated in foreign currencies. Fluctuations in currency exchange rates can have a dramatic impact on the returns of fixed-income securities. While the Adviser may hedge the foreign currency exposure resulting from the Fund’s security positions through the use of currency-related derivatives, it is not required to do so. The Fund may take long and short positions in currencies (or related derivatives) independent of any such security positions, including taking a position in a currency when it does not hold any securities denominated in that currency.

The Fund expects to use derivatives, such as options, futures contracts, forwards and swaps, to a significant extent. Derivatives may provide a more efficient and economical exposure to market segments than direct investments, and may also be a more efficient way to alter the Fund’s exposure. The Fund may, for example, use credit default, interest rate and total return swaps to establish exposure to the fixed-income markets or particular fixed-income securities and, as noted above, may use currency derivatives to hedge foreign currency exposure.

The Fund may borrow money and enter into transactions such as reverse repurchase agreements that are similar to borrowings (in addition to the borrowing of securities inherent in short sale transactions) for investment purposes.

As a result of these borrowing transactions and the use of derivatives, the Fund will at times be highly leveraged, with aggregate exposure (long and short) substantially in excess of its net assets.

The Fund is “non-diversified”, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

Investment Results

The table on page 7 shows the Fund’s performance compared to its benchmark, the Bank of America Merrill Lynch (“BofA ML”) 3-Month US Treasury Bill Index, for the six- and 12-month periods ended October 31, 2016.

During the 12-month period, all share classes of the Fund outperformed the benchmark, before sales charges. The Fund benefited from capital structure relative value trades, whereby the Fund owns one instrument in an issuer’s capital structure and sells short another instrument in the same issuer’s capital structure. The Fund also benefited from appreciation in single name longs in a variety of issuers. Partially offsetting these gains were outright shorts in cyclical sectors, such as chemicals and automotive. Overall, the Fund benefited from the differentiation in returns across credit instruments.

During the six-month period, all share classes of the Fund underperformed the benchmark, before sales charges. Underperformance was a result of losses from

2	• AB CREDIT LONG/SHORT PORTFOLIO

the Fund’s cyclical credit short positions, partially offset by capital structure relative value positions, particularly in commodity names, and outright long positions. During the six-month period, there was a broad rally in the credit markets, with little differentiation across non-commodity sectors. The lack of relative movements between credit instruments resulted in few alpha opportunities for the Fund.

During both periods, the Fund utilized derivatives including currency forwards to hedge currency exposure as well as to manage active currency risk. Currency positioning modestly detracted from performance during the six-month period and modestly contributed in the 12-month period; yield curve positioning had no material impact during either period. Purchased and written equity options were also used to hedge market exposure and for investment purposes. Total return swaps were used to hedge and take active risk. Credit default swaps, both single name and index, were used to hedge credit risk as well as to take active credit risk. Treasury futures were used for both hedging and investment purposes. Interest rate swaps were used for hedging purposes, specifically to manage duration.

Market Review and Investment Strategy

During the 12-month period, duration-sensitive securities rallied while global credit markets experienced a sell-off and subsequent rally. Risk markets were concerned about the increasing potential for a global economic downturn, punctuated by dramatic moves in commodity prices. The partial recovery in commodity prices and the demonstrated ability of issuers to navigate the lower commodity environment led to the subsequent rally. During this turmoil, the Fund was able to take advantage of dislocations in the markets. Post-rally, the Fund has been positioned relatively conservatively, with a broadly neutral risk position and a focus on idiosyncratic relative value opportunities.

In the second half of the period, duration-sensitive securities rallied and then gave back much of its gains, while global credit markets rallied. Global central bank policy was the main story during this period, with investors searching for less crowded sources of income. With stretched valuations and potential uncertainty from the US presidential election, the Fund was positioned with a broadly neutral risk allocation.

On November 8, 2016, Donald Trump was elected as the 45th president of the United States, and the Congressional election outcome resulted in the Republican Party maintaining control of both the House of Representatives and the Senate. The Adviser believes that it will take time before the world has a clearer picture of the short- and long-term impact of the elections on the US economy and markets in general. The Adviser continues to monitor the markets, including for potential market volatility.

AB CREDIT LONG/SHORT PORTFOLIO •	3

DISCLOSURES AND RISKS

Benchmark Disclosure

The Bank of America Merrill Lynch® 3-Month US Treasury Bill Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The BofA ML 3-Month US Treasury Bill Index measures the performance of Treasury securities maturing in 90 days. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the bond or stock market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to a greater risk of rising interest rates as the recent period of historically low rates is beginning to end and rates have begun rising. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, negative perceptions of the junk bond market generally and less secondary market liquidity.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

(Disclosures, Risks and Note about Historical Performance continued on next page)

4	• AB CREDIT LONG/SHORT PORTFOLIO

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Short Sale Risk: Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security. The amount of such loss is theoretically unlimited, as it will be based on the increase in value of the security sold short. In contrast, the risk of loss from a long position is limited to the Fund’s investment in the security, because the price of the security cannot fall below zero. The Fund may not always be able to close out a short position on favorable terms.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Diversification Risk: The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s NAV.

Liquidity Risk: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading

(Disclosures, Risks and Note about Historical Performance continued on next page)

AB CREDIT LONG/SHORT PORTFOLIO •	5

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

volumes, large positions and heavy redemptions of Fund shares. Over recent years liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

6	• AB CREDIT LONG/SHORT PORTFOLIO

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED OCTOBER 31, 2016 (unaudited)	NAV Returns
	6 Months	12 Months
AB Credit Long/Short Portfolio*
Class A	-0.10%	3.18%

Class C	-0.40%	2.49%

Advisor Class†	0.10%	3.48%

BofA ML 3-Month US Treasury Bill Index	0.17%	0.31%

*    The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the Financial Highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

†     Please note that Advisor Class shares are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

GROWTH OF A $10,000 INVESTMENT IN THE FUND

5/7/14* TO 10/31/16 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB Credit Long/Short Portfolio Class A shares (from 5/7/14 to 10/31/16) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: 5/7/2014.

See Disclosures, Risks and Note about Historical Performance on pages 4-6.

(Historical Performance continued on next page)

AB CREDIT LONG/SHORT PORTFOLIO •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2016 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields*

Class A Shares			-3.54%
1 Year	3.18%	-1.23%
Since Inception†	1.20%	-0.54%

Class C Shares			-4.46%
1 Year	2.49%	1.49%
Since Inception†	0.45%	0.45%

Advisor Class Shares‡			-3.46%
1 Year	3.48%	3.48%
Since Inception†	1.45%	1.45%

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2016 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-1.33%
Since Inception†	-0.77%

Class C Shares
1 Year	1.29%
Since Inception†	0.30%

Advisor Class Shares‡
1 Year	3.29%
Since Inception†	1.29%

See Disclosures, Risks and Note about Historical Performance on pages 4-6.

(Historical Performance and footnotes continued on next page)

8	• AB CREDIT LONG/SHORT PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 7.28%, 8.08% and 6.91% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of interest expense, taxes, dividend expense, borrowing costs and brokerage expense on securities sold short to 1.35%, 2.10% and 1.10% for Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated before January 31, 2017 and may be extended by the Adviser for additional one-year terms. Any fees waived and expenses borne by the Adviser may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund’s total annual fund operating expenses to exceed the expense limitations. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2016.

†	Inception date: 5/7/2014.

‡	Advisor Class shares are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that Advisor Class shares are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 4-6.

AB CREDIT LONG/SHORT PORTFOLIO •	9

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10	• AB CREDIT LONG/SHORT PORTFOLIO

Expense Example

	Beginning Account Value 5/1/16	Ending Account Value 10/31/16	Expenses Paid During Period*	Annualized Expense Ratio*	Effective Expenses Paid During Period+	Effective Annualized Expense Ratio+
Class A
Actual	$1,000	$999.00	$35.83	7.13%	$36.13	7.19%
Hypothetical**	$1,000	$989.29	$35.65	7.13%	$35.95	7.19%
Class C
Actual	$1,000	$996.00	$39.54	7.88%	$39.84	7.94%
Hypothetical**	$1,000	$985.52	$39.33	7.88%	$39.62	7.94%
Advisor Class
Actual	$1,000	$1,001.00	$34.55	6.87%	$34.86	6.93%
Hypothetical**	$1,000	$990.60	$34.38	6.87%	$34.67	6.93%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
**	Assumes 5% annual return before expenses.
+	The Portfolio’s investments in affiliated/unaffiliated underlying portfolios incur no direct expenses, but bears proportionate shares of the acquired fund fees (i.e., operating, administrative and investment advisory fee) of the affiliated/unaffiliated underlying portfolios. Currently the Adviser has voluntarily agreed to waive its investment advisory fee from the Portfolio in an amount equal to the Portfolio’s share of the advisory fees of the affiliated underlying portfolios, as borne indirectly by the Portfolio as an acquired fund fee and expense. The Portfolio’s effective expenses are equal to the classes’ annualized expense ratio plus the Portfolio’s pro-rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

AB CREDIT LONG/SHORT PORTFOLIO •	11

Expense Example

PORTFOLIO SUMMARY

October 31, 2016 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $21.2

SECTOR BREAKDOWN*

	Long	Short

Asset-Backed Securities	1.0%	—%
Bank Loans	1.0	—
Collateralized Mortgage Obligations	1.1	—
Common Stocks	2.8	—
Corporates – Investment Grade	11.8	-15.9
Corporates – Non-Investment Grade	24.3	-56.4
Emerging Markets – Corporate Bonds	2.3	-1.8
Emerging Markets – Sovereigns	1.1	-0.9
Emerging Markets – Treasuries	1.5	—
Governments – Sovereign Agencies	1.9	-1.1
Governments – Treasuries	0.5	—
Investment Companies	2.5	—
Options Purchased – Puts	0.1	—
Preferred Stocks	0.2	—
Quasi-Sovereigns	1.0	-0.7
Warrants	0.2	—

NET COUNTRY EXPOSURE (TOP THREE)*

Long
France	3.3%
Brazil	3.0
Denmark	0.6

Short
United States	-17.0%
Netherlands	-3.6
United Kingdom	-3.0

TEN LARGEST HOLDINGS*

Long
Company
BNP Paribas SA	3.4%
Societe Generale SA	3.3
Cooperatieve Rabobank UA	3.3
Odebrecht Finance Ltd.	2.3
Transocean, Inc.	1.9
HCA, Inc.	1.6
Wells Fargo Income Opportunities Fund	1.5
Brazil Notas do Tesouro Nacional	1.5
Laureate Education, Inc.	1.3
Venezuela Government International Bond	1.1

Short
Company
NXP BV/NXP Funding LLC	-3.9%
Cooperatieve Rabobank UA	-3.1
Lear Corp.	-3.0
First Data Corp.	-3.0
Jaguar Land Rover Automotive PLC	-2.9
Ashland LLC	-2.9
BNP Paribas SA	-2.9
Berry Plastics Corp.	-2.8
Societe Generale SA	-2.6
HCA, Inc.	-2.5

*	Holdings are expressed as a percentage of total net assets and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

12	• AB CREDIT LONG/SHORT PORTFOLIO

Portfolio Summary and Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

October 31, 2016

		Principal Amount (000)	U.S. $ Value

CORPORATES – NON-INVESTMENT GRADE – 24.3%
Industrial – 17.8%
Basic – 0.4%
Magnetation LLC/Mag Finance Corp. 11.00%, 5/15/18(a)(b)(c)	U.S.$	35	$42
Peabody Energy Corp. 6.00%, 11/15/18(a)(b)		178	78,765

			78,807

Communications - Media – 1.9%
CSC Holdings LLC 5.25%, 6/01/24		60	56,100
DISH DBS Corp. 5.875%, 11/15/24		66	66,454
iHeartCommunications, Inc. 6.875%, 6/15/18		104	80,600
9.00%, 12/15/19-9/15/22		142	103,111
Univision Communications, Inc. 5.125%, 2/15/25(d)		88	88,220

			394,485

Communications - Telecommunications – 0.9%
SFR Group SA 7.375%, 5/01/26(d)		200	202,000

Consumer Cyclical - Automotive – 0.3%
Meritor, Inc. 7.875%, 3/01/26(e)(f)		45	58,444

Consumer Cyclical - Other – 1.3%
MDC Holdings, Inc. 5.50%, 1/15/24		5	5,262
6.00%, 1/15/43		125	110,625
PulteGroup, Inc. 6.00%, 2/15/35		140	139,300
7.875%, 6/15/32		19	21,660

			276,847

Consumer Non-Cyclical – 3.5%
BI-LO LLC/BI-LO Finance Corp. 8.625% (8.625% Cash or 9.375% PIK), 9/15/18(d)(g)		33	20,790
9.25%, 2/15/19(d)		88	76,340
CHS/Community Health Systems, Inc. 6.875%, 2/01/22		170	129,625
Concordia International Corp. 9.50%, 10/21/22(d)		128	78,720
HCA, Inc. 4.25%, 10/15/19		326	338,225

AB CREDIT LONG/SHORT PORTFOLIO •	13

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Valeant Pharmaceuticals International, Inc. 6.125%, 4/15/25(d)	U.S.$	125	$98,750

			742,450

Energy – 6.1%
Berry Petroleum Co. LLC 6.50%, 9/15/22(a)(b)		125	68,750
Cenovus Energy, Inc. 4.45%, 9/15/42		135	118,335
CHC Helicopter SA 9.25%, 10/15/20(a)(b)(h)		172	84,661
9.375%, 6/01/21(a)(b)(h)		65	19,012
Cobalt International Energy, Inc. 2.625%, 12/01/19(e)		64	29,440
Denbury Resources, Inc. 4.625%, 7/15/23		17	12,367
EP Energy LLC/Everest Acquisition Finance, Inc. 6.375%, 6/15/23		14	9,520
9.375%, 5/01/20		86	67,510
Global Partners LP/GLP Finance Corp. 6.25%, 7/15/22		200	191,000
Hilcorp Energy I LP/Hilcorp Finance Co. 5.75%, 10/01/25(d)		24	24,060
Noble Holding International Ltd. 8.20%, 4/01/45		200	134,750
SandRidge Energy, Inc. Zero Coupon, 10/04/20(b)(e)		9	11,069
8.125%, 10/15/22(b)(l)		150	0
8.75%, 6/01/20(b)(l)		40	0
Tervita Corp. 9.75%, 11/01/19(a)(b)(d)		6	345
10.875%, 2/15/18(a)(b)(d)		190	10,925
Transocean, Inc. 5.05%, 10/15/22		150	128,250
6.80%, 3/15/38		600	394,500

			1,304,494

Other Industrial – 1.3%
Laureate Education, Inc. 10.00%, 9/01/19(d)		297	274,725
Modular Space Corp. 10.25%, 1/31/19(a)(b)(c)		17	7,310

			282,035

Technology – 1.8%
Avaya, Inc. 7.00%, 4/01/19(d)		105	85,313
10.50%, 3/01/21(d)		177	58,410
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 7.125%, 6/15/24(d)		172	188,418

14	• AB CREDIT LONG/SHORT PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

General Cable Corp. 4.50%, 11/15/29(e)(i)	U.S.$	85	$54,772

			386,913

Transportation - Services – 0.3%
XPO CNW, Inc. 6.70%, 5/01/34		75	60,000

			3,786,475

Financial Institutions – 6.4%
Banking – 4.3%
Barclays Bank PLC 6.86%, 6/15/32(d)(j)		73	84,786
Royal Bank of Scotland Group PLC Series U 7.64%, 9/30/17(j)		100	97,000
Royal Bank of Scotland PLC (The) 9.50%, 3/16/22(d)		24	24,618
Societe Generale SA 8.00%, 9/29/25(d)(j)		700	707,000

			913,404

Finance – 1.0%
Artsonig Pty Ltd. 11.50% (11.50% Cash or 12.00% PIK), 4/01/19(d)(g)		180	14,416
Enova International, Inc. 9.75%, 6/01/21		96	90,000
TMX Finance LLC/TitleMax Finance Corp. 8.50%, 9/15/18(d)		129	96,750

			201,166

Other Finance – 1.1%
International Personal Finance PLC 5.75%, 4/07/21(d)	EUR	200	199,791
iPayment, Inc. 9.50%, 12/15/19(c)	U.S.$	13	12,593
Speedy Group Holdings Corp. 12.00%, 11/15/17(c)		55	27,225

			239,609

			1,354,179

Utility – 0.1%
Electric – 0.1%
Calpine Corp. 7.875%, 1/15/23(d)		22	23,073

Total Corporates – Non-Investment Grade (cost $5,127,356)			5,163,727

AB CREDIT LONG/SHORT PORTFOLIO •	15

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

CORPORATES – INVESTMENT GRADE – 11.8%
Financial Institutions – 10.1%
Banking – 10.1%
Bank of America Corp. 4.25%, 10/22/26	U.S.$	200	$210,142
BNP Paribas SA 7.625%, 3/30/21(d)(j)		700	731,500
BPCE SA 5.70%, 10/22/23(d)		200	216,693
Citigroup, Inc. 4.30%, 11/20/26		200	208,712
Cooperatieve Rabobank UA 6.625%, 6/29/21(d)(j)	EUR	600	703,833
Danske Bank A/S 5.684%, 2/15/17(j)	GBP	56	69,230

			2,140,110

Industrial – 1.7%
Communications - Telecommunications – 0.9%
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 3.36%, 9/20/21(d)	U.S.$	200	200,500

Services – 0.7%
Amazon.com, Inc. 4.95%, 12/05/44		135	157,522

Technology – 0.1%
Hewlett Packard Enterprise Co. 6.60%, 10/15/45(d)		17	17,583

			375,605

Total Corporates – Investment Grade (cost $2,434,032)			2,515,715

		Shares
COMMON STOCKS – 2.8%
Consumer Discretionary – 1.4%
Automobiles – 0.3%
General Motors Co.		1,700	53,720

Hotels, Restaurants & Leisure – 0.5%
eDreams ODIGEO SA(b)		10,643	32,387
Eldorado Resorts, Inc.(b)		2,665	32,247
International Game Technology PLC		1,678	48,192

			112,826

Household Durables – 0.3%
Hovnanian Enterprises, Inc. – Class A(b)		2,224	3,469
MDC Holdings, Inc.		1,466	34,759
Taylor Morrison Home Corp. – Class A(b)		1,700	29,002

			67,230

16	• AB CREDIT LONG/SHORT PORTFOLIO

Portfolio of Investments

Company	Shares	U.S. $ Value

Media – 0.3%
Clear Channel Outdoor Holdings, Inc. – Class A	4,650	$26,737
DISH Network Corp. – Class A(b)	400	23,424
Townsquare Media, Inc. – Class A(b)	2,620	21,956

		72,117

		305,893

Telecommunication Services – 0.4%
Diversified Telecommunication Services – 0.4%
Koninklijke KPN NV	6,700	21,847
TDC A/S(b)	9,400	51,827

		73,674

Energy – 0.3%
Oil, Gas & Consumable Fuels – 0.3%
Chesapeake Energy Corp.(b)	3,397	18,717
EP Energy Corp. – Class A(b)	1,809	6,440
Halcon Resources Corp.(b)	879	7,867
Peabody Energy Corp.(b)	484	4,235
SandRidge Energy, Inc.(b)	719	16,559
Whiting Petroleum Corp.(b)	2,110	17,386

		71,204

Information Technology – 0.2%
IT Services – 0.2%
Travelport Worldwide Ltd.	2,303	32,518

Software – 0.0%
Dell Technologies, Inc. – VMware, Inc. – Class V(b)	162	7,953

		40,471

Industrials – 0.2%
Machinery – 0.2%
Navistar International Corp.(b)	1,396	31,131

Trading Companies & Distributors – 0.0%
Emeco Holdings Ltd.(b)	92,500	4,890

		36,021

Health Care – 0.1%
Health Care Providers & Services – 0.1%
Community Health Systems, Inc.(b)	3,214	16,970
Quorum Health Corp.(b)	322	1,301

		18,271

Pharmaceuticals – 0.0%
Endo International PLC(b)	673	12,619

		30,890

Materials – 0.1%
Chemicals – 0.1%
LyondellBasell Industries NV – Class A	230	18,297

AB CREDIT LONG/SHORT PORTFOLIO •	17

Portfolio of Investments

Company		Shares	U.S. $ Value

Metals & Mining – 0.0%
Cliffs Natural Resources, Inc.(b)		1,756	$9,693

			27,990

Financials – 0.1%
Consumer Finance – 0.1%
Enova International, Inc.(b)		1,000	9,400

Diversified Financial Services – 0.0%
iPayment, Inc.(b)(k)(l)		714	2,355

			11,755

Total Common Stocks (cost $639,755)			597,898

INVESTMENT COMPANIES – 2.5%
Funds and Investment Trusts – 2.5%
BlackRock Debt Strategies Fund, Inc.		61,300	221,906
Wells Fargo Income Opportunities Fund		39,092	319,382

Total Investment Companies (cost $535,794)			541,288

		Principal Amount (000)
EMERGING MARKETS – CORPORATE BONDS – 2.3%
Industrial – 2.3%
Capital Goods – 2.3%
Odebrecht Finance Ltd. 4.375%, 4/25/25(d) (cost $471,000)	U.S.$	1,000	485,000

GOVERNMENTS – SOVEREIGN AGENCIES – 1.9%
Brazil – 1.0%
Petrobras Global Finance BV 6.75%, 1/27/41		250	221,487

United Kingdom – 0.9%
Royal Bank of Scotland Group PLC 7.50%, 8/10/20(j)		205	188,088

Total Governments – Sovereign Agencies (cost $356,885)			409,575

EMERGING MARKETS – TREASURIES – 1.5%
Brazil – 1.5%
Brazil Notas do Tesouro Nacional Series B 6.00%, 8/15/24 (cost $199,445)	BRL	340	314,602

18	• AB CREDIT LONG/SHORT PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

EMERGING MARKETS – SOVEREIGNS – 1.1%
Venezuela – 1.1%
Venezuela Government International Bond 9.25%, 9/15/27 (cost $200,977)	U.S.$	450	$225,450

COLLATERALIZED MORTGAGE OBLIGATIONS – 1.1%
Non-Agency Fixed Rate – 1.1%
Alternative Loan Trust Series 2005-86CB, Class A8 5.50%, 2/25/36		65	58,107
Countrywide Home Loan Mortgage Pass-Through Trust Series 2006-9, Class A11 6.00%, 5/25/36		68	58,761
GSR Mortgage Loan Trust Series 2006-9F, Class 4A1 6.50%, 10/25/36		34	28,666
Morgan Stanley Mortgage Loan Trust Series 2007-10XS, Class A2 6.25%, 7/25/47		80	54,646
Wells Fargo Mortgage Backed Securities Trust Series 2007-10, Class 1A7 6.00%, 7/25/37		25	24,409

Total Collateralized Mortgage Obligations (cost $242,814)			224,589

QUASI-SOVEREIGNS – 1.0%
Quasi-Sovereign Bonds – 1.0%
Venezuela – 1.0%
Petroleos de Venezuela SA 9.75%, 5/17/35(d) (cost $190,497)		500	222,625

ASSET-BACKED SECURITIES – 1.0%
Other ABS - Fixed Rate – 1.0%
Taco Bell Funding LLC Series 2016-1A, Class A2I 3.832%, 5/25/46(d) (cost $210,000)		210	212,888

BANK LOANS – 1.0%
Industrial – 1.0%
Basic – 0.0%
Magnetation LLC 12.00%, 12/31/16(a)(g)(k)(l)		42	5,508

AB CREDIT LONG/SHORT PORTFOLIO •	19

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Energy – 1.0%
California Resources Corporation 11.375% (LIBOR 3 Month + 10.38%), 12/31/21(m)	U.S.$	191	$204,684

Total Bank Loans (cost $232,337)			210,192

GOVERNMENTS – TREASURIES – 0.5%
Mexico – 0.5%
Mexican Bonos Series M 5.75%, 3/05/26 (cost $105,285)	MXN	1,990	101,556

		Shares
WARRANTS – 0.2%
Energy – 0.1%
Oil, Gas & Consumable Fuels – 0.1%
Midstates Petroleum Co., Inc., expiring 4/21/20(b)		1,429	7,860
SandRidge Energy, Inc.-A-CW22, expiring 10/04/22(b)		2,538	12,309
SandRidge Energy, Inc.-B-CW22, expiring 10/04/22(b)		122	555

			20,724

Consumer Discretionary – 0.1%
Automobiles – 0.1%
Peugeot SA, expiring 4/29/17(b)		4,850	13,395

Financials – 0.0%
Diversified Financial Services – 0.0%
iPayment Holdings, Inc., expiring 12/29/22(b)(k)(l)		13,856	7,344

Total Warrants (cost $34,260)			41,463

PREFERRED STOCKS – 0.2%
Industrial – 0.2%
Energy – 0.2%
Sanchez Energy Corp. 4.875% (cost $51,150)		1,550	39,044

		Contracts
OPTIONS PURCHASED – PUTS – 0.1%
Options on Equities – 0.1%
DIEBOLD, Inc. Expiration: Nov 2016, Exercise Price: $ 22.50(b)(n)		62	7,285

20	• AB CREDIT LONG/SHORT PORTFOLIO

Portfolio of Investments

Company		Contracts	U.S. $ Value

Tesla Motors, Inc. Expiration: Nov 2016, Exercise Price: $ 180.00(b)(n)		16	$2,336

			9,621

Options on Funds and Investment Trusts – 0.0%
iShares US Preferred Stock ETF Expiration: Nov 2016, Exercise Price: $ 39.00(b)(n)		127	5,715
SPDR S&P 500 ETF Trust Expiration: Nov 2016, Exercise Price: $ 207.00(b)(n)		24	3,708

			9,423

		Notional Amount (000)
Swaptions – 0.0%
CDX-NAHY Series 27, 5 Year Index RTP, Citibank, NA (Buy Protection) Expiration: Nov 2016, Exercise Rate: 102.50%(b)		1,710	5,227

Total Options Purchased – Puts (premiums paid $23,920)			24,271

		Principal Amount (000)
SHORT-TERM INVESTMENTS – 44.7%
U.S. Treasury Bills – 23.1%
U.S. Treasury Bill Zero Coupon, 11/03/16-1/05/17	U.S.$	2,900	2,899,136
Zero Coupon, 12/15/16(o)		2,000	1,999,294

Total U.S. Treasury Bills (cost $4,898,430)			4,898,430

		Shares
Investment Companies – 21.6%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.26%(p)(q) (cost $4,594,500)		4,594,500	4,594,500

Total Short-Term Investments (cost $9,492,930)			9,492,930

Total Investments Before Securities Sold Short – 98.0% (cost $20,548,437)			20,822,813

AB CREDIT LONG/SHORT PORTFOLIO •	21

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

SECURITIES SOLD SHORT – (76.8)%
CORPORATES – NON-INVESTMENT GRADE – (56.4)%
Industrial – (46.5)%
Basic – (8.5)%
Ashland LLC 4.75%, 8/15/22	U.S.$	(600)	$(619,872)
Chemours Co. (The) 6.625%, 5/15/23		(400)	(388,000)
INEOS Group Holdings SA 5.625%, 8/01/24(d)		(400)	(396,500)
Lundin Mining Corp. 7.50%, 11/01/20(d)		(200)	(212,500)
Platform Specialty Products Corp. 6.50%, 2/01/22(d)		(200)	(194,000)

			(1,810,872)

Capital Goods – (6.3)%
Berry Plastics Corp. 5.50%, 5/15/22		(564)	(586,560)
CNH Industrial Finance Europe SA Series G 2.75%, 3/18/19(d)	EUR	(300)	(342,498)
United Rentals North America, Inc. 5.75%, 11/15/24	U.S.$	(400)	(415,000)

			(1,344,058)

Communications - Media – (3.0)%
Lamar Media Corp. 5.00%, 5/01/23		(400)	(419,000)
5.875%, 2/01/22		(200)	(207,000)

			(626,000)

Consumer Cyclical - Automotive – (4.9)%
American Axle & Manufacturing, Inc. 6.625%, 10/15/22		(400)	(422,000)
Jaguar Land Rover Automotive PLC 5.625%, 2/01/23(d)		(600)	(620,712)

			(1,042,712)

Consumer Cyclical - Other – (2.0)%
Scientific Games International, Inc. 7.00%, 1/01/22(d)		(400)	(425,440)

Consumer Cyclical - Retailers – (1.0)%
Gap, Inc. (The) 5.95%, 4/12/21		(200)	(214,507)

Consumer Non-Cyclical – (6.3)%
ACCO Brands Corp. 6.75%, 4/30/20		(200)	(210,500)

22	• AB CREDIT LONG/SHORT PORTFOLIO

Portfolio of Investments

			Principal Amount (000)	U.S. $ Value

HCA, Inc. 5.875%, 5/01/23	U.S.$		(497)	$(527,287)
Spectrum Brands, Inc. 5.75%, 7/15/25			(400)	(433,000)
Tops Holding LLC/Tops Markets II Corp. 8.00%, 6/15/22(d)			(200)	(176,000)

				(1,346,787)

Energy – (3.7)%
Cenovus Energy, Inc. 3.80%, 9/15/23			(200)	(197,240)
Continental Resources, Inc./OK 5.00%, 9/15/22			(400)	(392,000)
Southwestern Energy Co. 6.70%, 1/23/25			(200)	(190,500)

				(779,740)

Services – (1.9)%
Realogy Group LLC/Realogy Co-Issuer Corp. 4.50%, 4/15/19(d)			(200)	(207,500)
4.875%, 6/01/23(d)			(200)	(200,000)

				(407,500)

Technology – (8.9)%
First Data Corp. 7.00%, 12/01/23(d)			(600)	(628,500)
MSCI, Inc. 5.25%, 11/15/24(d)			(400)	(420,000)
NXP BV/NXP Funding LLC 5.75%, 2/15/21(d)			(800)	(832,000)

				(1,880,500)

				(9,878,116)

Financial Institutions – (8.4)%
Banking – (3.7)%
Bankia SA 3.50%, 1/17/19(d)		EUR	(200)	(234,535)
Societe Generale SA 6.00%, 1/27/20(d)(j)		U.S.$	(600)	(551,220)

				(785,755)

Finance – (2.8)%
Fly Leasing Ltd. 6.375%, 10/15/21			(200)	(204,500)
Provident Funding Associates LP/PFG Finance Corp. 6.75%, 6/15/21(d)			(400)	(402,000)

				(606,500)

Other Finance – (1.9)%
International Personal Finance PLC 5.75%, 4/07/21(d)		EUR	(400)	(399,581)

				(1,791,836)

AB CREDIT LONG/SHORT PORTFOLIO •	23

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Utility – (1.5)%
Electric – (1.5)%
Calpine Corp. 6.00%, 1/15/22(d)	U.S.$	(189)	$(197,564)
Enel SpA 6.50%, 1/10/74(d)	EUR	(100)	(118,956)

			(316,520)

Total Corporates – Non-Investment Grade (proceeds $11,762,796)			(11,986,472)

CORPORATES – INVESTMENT GRADE – (15.9)%
Financial Institutions – (8.7)%
Banking – (6.9)%
BNP Paribas SA 7.375%, 8/19/25(d)(j)	U.S.$	(600)	(615,750)
Cooperatieve Rabobank UA 5.50%, 6/29/20(d)(j)	EUR	(600)	(662,769)
Intesa Sanpaolo SpA 4.00%, 10/30/23(d)	U.S.$	(150)	(193,632)

			(1,472,151)

Insurance – (1.8)%
Chubb Corp. (The) 6.375%, 4/15/37		(400)	(377,000)

			(1,849,151)

Industrial – (7.2)%
Consumer Cyclical - Automotive – (3.0)%
Lear Corp. 5.375%, 3/15/24		(595)	(635,906)

Energy – (1.2)%
Repsol International Finance BV 3.625%, 10/07/21(d)	EUR	(200)	(252,056)

Services – (1.0)%
Amazon.com, Inc. 3.80%, 12/05/24	U.S.$	(200)	(218,909)

Technology – (2.0)%
Hewlett Packard Enterprise Co. 4.65%, 10/15/22(d)		(400)	(430,863)

			(1,537,734)

Total Corporates – Investment Grade (proceeds $3,328,903)			(3,386,885)

24	• AB CREDIT LONG/SHORT PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

EMERGING MARKETS – CORPORATE BONDS – (1.8)%
Industrial – (1.8)%
Capital Goods – (1.8)%
Odebrecht Finance Ltd. 5.25%, 6/27/29(d) (proceeds $671,764)	U.S.$	(800)	$(383,000)

GOVERNMENTS – SOVEREIGN AGENCIES – (1.1)%
Colombia – (1.1)%
Ecopetrol SA 7.625%, 7/23/19 (proceeds $203,146)		(200)	(228,340)

EMERGING MARKETS – SOVEREIGNS – (0.9)%
Venezuela – (0.9)%
Venezuela Government International Bond 9.375%, 1/13/34 (proceeds $176,415)		(400)	(185,600)

QUASI-SOVEREIGNS – (0.7)%
Venezuela – (0.7)%
Petroleos de Venezuela SA 6.00%, 5/16/24(d) (proceeds $150,085)		(400)	(150,000)

Total Securities Sold Short (proceeds $16,293,109)			(16,320,297)

Total Investments – 21.2% (cost $4,255,328)			4,502,516
Other assets less liabilities – 78.8%			16,738,700

Net Assets – 100.0%			$21,241,216

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at October 31, 2016	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro STOXX 50 Index Futures	4	December 2016	$131,844	$134,057	$2,213
U.S. T-Note 10 Yr (CBT) Futures	1	December 2016	130,424	129,625	(799)

AB CREDIT LONG/SHORT PORTFOLIO •	25

Portfolio of Investments

Type	Number of Contracts	Expiration Month	Original Value	Value at October 31, 2016	Unrealized Appreciation/ (Depreciation)
Sold Contracts
Euro-BOBL Futures	15	December 2016	$2,172,378	$2,158,891	$13,487
Euro-Bund Futures	7	December 2016	1,267,300	1,246,155	21,145
Euro-OAT Futures	7	December 2016	1,230,317	1,201,049	29,268
S&P 500 E Mini Futures	2	December 2016	215,249	212,010	3,239
U.S. Long Bond (CBT) Futures	2	December 2016	341,824	325,437	16,387

					$84,940

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Citibank, NA	USD	1,380	EUR	1,235	11/15/16	$(23,918)
Citibank, NA	KRW	253,714	USD	228	12/15/16	6,201
Credit Suisse International	GBP	174	USD	226	11/16/16	12,584
Deutsche Bank AG	CNY	1,369	USD	203	12/15/16	1,468
Goldman Sachs Bank USA	BRL	602	USD	184	11/03/16	(4,200)
Goldman Sachs Bank USA	USD	189	BRL	602	11/03/16	(646)
JPMorgan Chase Bank, NA	TWD	6,987	USD	223	12/08/16	1,657
Morgan Stanley Capital Services, Inc.	BRL	602	USD	189	11/03/16	646
Morgan Stanley Capital Services, Inc.	USD	192	BRL	602	11/03/16	(3,255)
Morgan Stanley Capital Services, Inc.	BRL	602	USD	190	12/02/16	3,201
State Street Bank & Trust Co.	CAD	143	USD	111	11/10/16	4,809
State Street Bank & Trust Co.	EUR	154	USD	170	11/15/16	1,612
State Street Bank & Trust Co.	EUR	6	USD	7	11/15/16	(52)
State Street Bank & Trust Co.	USD	153	GBP	118	11/16/16	(8,701)
State Street Bank & Trust Co.	MXN	1,850	USD	99	11/22/16	1,108
State Street Bank & Trust Co.	USD	98	MXN	1,924	11/22/16	3,573
State Street Bank & Trust Co.	DKK	363	USD	55	12/07/16	940
State Street Bank & Trust Co.	USD	210	SEK	1,762	12/07/16	(14,175)
State Street Bank & Trust Co.	JPY	11,417	USD	111	12/09/16	1,724
State Street Bank & Trust Co.	SGD	296	USD	218	12/14/16	4,583

						$(10,841)

PUT OPTIONS WRITTEN (see Note D)

Description	Contracts	Exercise Price	Expiration Month	Premiums Received	U.S. $ Value
SPDR S&P 500 ETF Trust(n)	24	$197.00	November 2016	$719	$(1,008)
Tesla Motors, Inc.(n)	16	170.00	November 2016	1,807	(904)

				$2,526	$(1,912)

26	• AB CREDIT LONG/SHORT PORTFOLIO

Portfolio of Investments

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Clearing Broker/(Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at October 31, 2016	Notional Amount (000)		Market Value	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Morgan Stanley & Co. LLC/(INTRCONX)
CDX-NAHY Series 23, 5 Year Index, 12/20/19*	(5.00)%	2.69%		$495	$(36,488)	$(7,775)
CDX-NAHY Series 26, 5 Year Index, 6/20/21*	(5.00)	3.93		542	(26,512)	(2,652)
CDX-NAHY Series 26, 5 Year Index, 6/20/21*	(5.00)	3.93		528	(25,827)	(2,267)
CDX-NAHY Series 27, 5 Year Index, 12/20/21*	(5.00)	4.21		880	(35,290)	(6,249)
CDX-NAHY Series 27, 5 Year Index, 12/20/21*	(5.00)	4.21		210	(8,421)	357
CDX-NAIG Series 23, 5 Year Index, 12/20/19*	(1.00)	0.57		2,500	(35,740)	(6,006)
iTraxx-XOVER Series 25, 5 Year Index, 6/20/21*	(5.00)	3.15	EUR	18	(1,631)	(256)

Sale Contracts
Morgan Stanley & Co. LLC/(CME)
CDX-NAHY Series 23, 5 Year Index, 12/20/19*	5.00	2.69		$495	36,487	11,503
Morgan Stanley & Co. LLC/(INTRCONX)
CDX-NAHY Series 26, 5 Year Index, 6/20/21*	5.00	3.93		1,070	52,340	5,481
iTraxx-XOVER Series 23, 5 Year Index, 6/20/20*	5.00	2.56	EUR	114	11,085	1,895

					$(69,997)	$(5,969)

*	Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Clearing Broker/ (Exchange)	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co. LLC/(CME)	$250	5/09/19	1.732%	3 Month LIBOR	$(5,348)

AB CREDIT LONG/SHORT PORTFOLIO •	27

Portfolio of Investments

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at October 31, 2016	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)		Unrealized Appreciation/ (Depreciation)
Buy Contracts
Barclays Bank PLC
Brazilian Government International Bond, 4.25%, 1/07/25, 12/20/21*	(1.00)%	2.69%		$400	$31,460	$32,135		$(675)
Colombia Government International Bond, 10.375%, 1/28/33, 12/20/21*	(1.00)	1.74		600	20,784	20,541		243
Iceland Bondco PLC, 6.25%, 7/15/21, 12/20/21*	(5.00)	5.77	EUR	400	11,983	8,765		3,218
Indonesia Government International Bond, 5.875%, 3/13/20, 12/20/21*	(1.00)	1.53		$600	14,592	14,744		(152)
Repsol International Finance BV, 4.875%, 2/19/19, 12/20/21*	(1.00)	1.28	EUR	200	2,841	6,553		(3,712)
Republic of South Africa Government International Bond, 5.50%, 3/09/20, 12/20/21*	(1.00)	2.40		$300	19,702	21,755		(2,053)
Russian Foreign Bond – Eurobond, 7.50%, 3/31/30, 12/20/21*	(1.00)	2.21		400	22,632	21,192		1,440
Turkey Government International Bond, 11.875%, 1/15/30, 12/20/21*	(1.00)	2.53		300	21,447	21,625		(178)
Citibank, NA
Arconic, Inc., 5.72%, 2/23/19, 12/20/21*	(1.00)	2.50		200	13,955	15,283		(1,328)
Dell, Inc., 7.10%, 4/15/28, 12/20/21*	(1.00)	3.03		200	18,638	20,585		(1,947)
Quest Diagnostics, Inc., 6.95%, 7/01/37, 12/20/20*	(1.00)	0.40		500	(12,710)	(1,559)		(11,151)
Renault SA, 5.625%, 3/22/17, 12/20/19*	(1.00)	0.54	EUR	160	(2,741)	– 0	–	(2,741)
Transocean, Inc., 7.375%, 4/15/18, 6/20/20*	(5.00)	5.55		$1,000	19,145	77,957		(58,812)

28	• AB CREDIT LONG/SHORT PORTFOLIO

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at October 31, 2016	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Credit Suisse International
BellSouth LLC, 6.55%, 6/15/34, 9/20/19*	(1.00)%	0.45%		$1,000	$(16,266)	$(14,144)	$(2,122)
ConAgra Foods, Inc., 7.00%, 10/01/28, 12/20/21*	(1.00)	0.77		600	(7,662)	(4,452)	(3,210)
Deutsche Bank AG
Lloyds Bank PLC, 1.50%, 5/02/17, 12/20/19*	(1.00)	0.60	EUR	470	(7,191)	(8,108)	917
Goldman Sachs International
Amkor Technology, Inc., 6.625%, 6/01/21, 6/20/21*	(5.00)	1.79		$100	(14,416)	(4,654)	(9,762)
Boyd Gaming Corp., 6.875%, 5/15/23, 12/20/21*	(5.00)	2.58		200	(24,277)	(23,275)	(1,002)
iHeartCommunications, Inc., 6.875%, 6/15/18, 12/20/16*	(5.00)	29.96		49	1,366	2,336	(970)
Teck Resources Ltd., 3.15%, 1/15/17, 6/20/18*	(1.00)	0.53		250	(1,845)	3,304	(5,149)
Transocean, Inc., 7.375%, 4/15/18, 12/20/21*	(5.00)	7.78		320	35,458	51,047	(15,589)
Transocean, Inc., 7.375%, 4/15/18, 12/20/21*	(1.00)	7.78		300	85,028	98,658	(13,630)
Yum! Brands, Inc., 6.25%, 3/15/18, 6/20/21*	(1.00)	1.23		200	2,153	12,708	(10,555)
JPMorgan Chase Bank, NA
Kohl’s Corp., 6.25%, 12/15/17, 6/20/17*	(1.00)	0.17		400	(2,597)	(1,102)	(1,495)
Morgan Stanley Capital Services LLC
British Telecommunications PLC, 5.75%, 12/07/28, 12/20/20*	(1.00)	0.57	EUR	960	(19,935)	(8,606)	(11,329)
Koninklijke KPN NV, 7.50%, 2/04/19, 12/20/20*	(1.00)	0.58		350	(7,156)	(467)	(6,689)

AB CREDIT LONG/SHORT PORTFOLIO •	29

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at October 31, 2016	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Noble Holding International Ltd., 4.90%, 8/01/20, 12/20/21*	(1.00)%	5.70%		$150	$29,532	$31,348	$(1,816)

Sale Contracts
Bank of America, NA
Genworth Holdings, Inc., 6.515%, 5/22/18, 6/20/20*	5.00	5.77		20	(419)	642	(1,061)
Barclays Bank PLC
Assured Guaranty Municipal Corp., 6/20/20*	5.00	1.01		20	2,905	1,147	1,758
iHeartCommunications, Inc., 6.875%, 6/15/18, 12/20/20*	5.00	38.40		35	(23,074)	(22,904)	(170)
Citibank, NA
Nabors Industries, Inc., 6.15%, 2/15/18, 6/20/20*	1.00	2.45		20	(1,014)	(1,743)	729
Safeway, Inc., 7.25%, 2/01/31, 6/20/20*	1.00	1.58		20	(437)	(1,271)	834
Staples, Inc., 2.75%, 1/12/18, 6/20/20*	1.00	1.55		20	(428)	(620)	192
Transocean, Inc., 7.375%, 4/15/18, 6/20/20*	1.00	5.55		1,200	(186,345)	(218,921)	32,576
Unitymedia GmbH, 6.125%, 1/15/25, 6/20/20*	5.00	1.39	EUR	90	13,264	12,023	1,241
Weatherford International Ltd., 4.50%, 4/15/22, 6/20/20*	1.00	4.92		$20	(2,619)	(1,350)	(1,269)
Credit Suisse International
AT&T, Inc., 1.60%, 2/15/17, 9/20/19*	1.00	0.47		1,000	15,867	16,418	(551)
Avon Products, Inc., 6.50%, 3/01/19, 6/20/20*	1.00	3.07		20	(1,557)	(2,693)	1,136
CDX-CMBX.NA.BB Series, 5/11/63*	5.00	8.47		65	(9,973)	(8,469)	(1,504)

30	• AB CREDIT LONG/SHORT PORTFOLIO

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at October 31, 2016	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Freeport-McMoRan, Inc., 3.55%, 3/01/22, 6/20/20*	1.00%	2.88%	$20	$(1,385)	$(1,104)	$(281)
Teck Resources Ltd., 3.15%, 1/15/17, 6/20/20*	1.00	1.67	20	(519)	(1,173)	654
Transocean, Inc., 7.375%, 4/15/18, 6/20/20*	1.00	5.55	20	(3,106)	(3,287)	181
Goldman Sachs International
CDX-CMBX.NA.BB Series, 5/11/63*	5.00	8.47	252	(38,664)	(42,656)	3,992
CDX-CMBX.NA.BB Series, 5/11/63*	5.00	8.47	138	(21,173)	(18,168)	(3,005)
iHeartCommunications, Inc., 6.875%, 6/15/18, 12/20/20*	5.00	38.40	75	(49,447)	(60,375)	10,928
iHeartCommunications, Inc., 6.875%, 6/15/18, 6/20/21*	5.00	37.82	50	(33,531)	(31,942)	(1,589)
Teck Resources Ltd., 3.15%, 1/15/17, 6/20/20*	1.00	1.67	200	(5,192)	(14,841)	9,649

				$(112,927)	$(7,118)	$(105,809)

*	Termination date

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Bank of America, NA
iBoxx $ Liquid High Yield Index	61,000	LIBOR	$61	12/20/16	$512
iBoxx $ Liquid High Yield Index	61,000	LIBOR	61	12/20/16	293
Citibank, NA
iBoxx $ Liquid High Yield Index	152,000	LIBOR	152	12/20/16	1,276
iBoxx $ Liquid High Yield Index	96,000	LIBOR	96	12/20/16	707
iBoxx $ Liquid High Yield Index	56,000	LIBOR	56	12/20/16	413
iBoxx $ Liquid High Yield Index	1,070,000	LIBOR	1,070	12/20/16	(2,441)
Goldman Sachs International
iBoxx $ Liquid High Yield Index	152,000	LIBOR	152	12/20/16	1,432
iBoxx $ Liquid High Yield Index	153,000	LIBOR	153	12/20/16	658
iBoxx $ Liquid High Yield Index	152,000	LIBOR	152	12/20/16	36

AB CREDIT LONG/SHORT PORTFOLIO •	31

Portfolio of Investments

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank, NA
iBoxx $ Liquid High Yield Index	153,000	LIBOR	$153	12/20/16	$1,599
iBoxx $ Liquid High Yield Index	153,000	LIBOR	153	12/20/16	892
iBoxx $ Liquid High Yield Index	76,000	LIBOR	76	12/20/16	638
iBoxx $ Liquid High Yield Index	76,000	LIBOR	76	12/20/16	482
iBoxx $ Liquid High Yield Index	76,000	LIBOR	76	12/20/16	342
iBoxx $ Liquid High Yield Index	44,000	LIBOR	44	12/20/16	279
Morgan Stanley Capital Services LLC
iBoxx $ Liquid High Yield Index	76,000	LIBOR	76	12/20/16	435

Pay Total Return on Reference Obligation
Goldman Sachs International
iBoxx $ Liquid High Yield Index	542,000	LIBOR	542	12/20/16	542

					$8,095

(a)	Defaulted.

(b)	Non-income producing security.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.22% of net assets as of October 31, 2016, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
iPayment, Inc. 9.50%, 12/15/19	12/29/14-2/27/15	$12,492	$12,593	0.06%
Magnetation LLC/Mag Finance Corp. 11.00%, 5/15/18	2/19/15	21,438	42	0.00%
Modular Space Corp. 10.25%, 1/31/19	8/10/16-8/14/16	7,267	7,310	0.03%
Speedy Group Holdings Corp. 12.00%, 11/15/17	6/16/15	52,701	27,225	0.13%

(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2016, the aggregate market value of these securities amounted to $(4,099,504) or (19.3)% of net assets.

(e)	Convertible security.

(f)	Variable rate coupon, rate shown as of October 31, 2016.

(g)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at October 31, 2016.

(h)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
CHC Helicopter SA 9.25%, 10/15/2020	3/04/16	$64,892	$84,661	0.40%
CHC Helicopter SA 9.375%, 6/01/2021	2/19/16	4,550	19,012	0.09%

(i)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at October 31, 2016.

(j)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

32	• AB CREDIT LONG/SHORT PORTFOLIO

Portfolio of Investments

(k)	Illiquid security.

(l)	Fair valued by the Adviser.

(m)	The stated coupon rate represents the greater of the LIBOR or the LIBOR floor rate plus a spread at October 31, 2016.

(n)	One contract relates to 100 shares.

(o)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(p)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(q)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

BRL – Brazilian Real

CAD – Canadian Dollar

CNY – Chinese Yuan Renminbi

DKK – Danish Krone

EUR – Euro

GBP – Great British Pound

JPY – Japanese Yen

KRW – South Korean Won

MXN – Mexican Peso

SEK – Swedish Krona

SGD – Singapore Dollar

TWD – New Taiwan Dollar

USD – United States Dollar

Glossary:

ABS – Asset-Backed Securities

BOBL – Bundesobligationen

CBT – Chicago Board of Trade

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CME – Chicago Mercantile Exchange

ETF – Exchange Traded Fund

INTRCONX – Inter-Continental Exchange

LIBOR – London Interbank Offered Rates

OAT – Obligations Assimilables du Trésor

RTP – Right to Pay

SPDR – Standard & Poor’s Depository Receipt

See notes to financial statements.

AB CREDIT LONG/SHORT PORTFOLIO •	33

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

October 31, 2016

Assets
Investments in securities, at value
Unaffiliated issuers (cost $15,953,937)	$16,228,313
Affiliated issuers (cost $4,594,500)	4,594,500
Cash	616
Cash collateral due from broker	426,399
Foreign currencies, at value (cost $9,995)	10,150
Deposit at broker for securities sold short	16,700,263
Receivable for investment securities sold	517,350
Upfront premium paid on credit default swaps	490,766
Unaffiliated interest and dividends receivable	161,142
Unrealized appreciation on credit default swaps	69,688
Unrealized appreciation on forward currency exchange contracts	44,106
Unrealized appreciation on total return swaps	10,536
Receivable due from Adviser	7,584
Affiliated dividends receivable	864
Receivable for variation margin on exchange-traded derivatives	164
Receivable for terminated credit default swaps	16

Total assets	39,262,457

Liabilities
Options written, at value (premiums received $2,526)	1,912
Payable for securities sold short, at value (proceeds received $16,293,109)	16,320,297
Upfront premium received on credit default swaps	497,884
Payable for investment securities purchased	477,902
Interest expense payable	294,525
Unrealized depreciation on credit default swaps	175,497
Unrealized depreciation on forward currency exchange contracts	54,947
Payable for variation margin on exchange-traded derivatives	2,601
Unrealized depreciation on total return swaps	2,441
Transfer Agent fee payable	1,483
Payable for newly entered total return swaps	542
Distribution fee payable	159
Accrued expenses	191,051

Total liabilities	18,021,241

Net Assets	$21,241,216

Composition of Net Assets
Capital stock, at par	$2,090
Additional paid-in capital	20,838,204
Undistributed net investment income	49,326
Accumulated net realized gain on investment and foreign currency transactions	138,426
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	213,170

$21,241,216

See notes to financial statements.

34	• AB CREDIT LONG/SHORT PORTFOLIO

Statement of Assets & Liabilities

Net Asset Value Per Share—30 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$182,489	18,040	$10.12	*

C	$155,732	15,628	$9.97

Advisor	$20,902,995	2,056,247	$10.17

*	The maximum offering price per share for Class A shares was $10.57 which reflects a sales charge of 4.25%.

See notes to financial statements.

AB CREDIT LONG/SHORT PORTFOLIO •	35

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended October 31, 2016

Investment Income
Interest	$1,146,053
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $122)	95,299
Affiliated issuers	8,862	$1,250,214

Expenses
Advisory fee (see Note B)	190,094
Distribution fee—Class A	460
Distribution fee—Class C	1,297
Transfer agency—Class A	179
Transfer agency—Class C	146
Transfer agency—Advisor Class	20,162
Custodian	139,847
Audit and tax	125,184
Administrative	55,954
Legal	47,602
Registration fees	47,373
Directors’ fees	23,721
Printing	15,342
Miscellaneous	39,925

Total operating expenses (see Note B)	707,286
Interest expense	968,148
Dividend expense on securities sold short	17,100
Broker fee on securities sold short	167,503

Total expenses	1,860,037
Less: expenses waived and reimbursed by the Adviser (see Note B)	(475,616)

Net expenses		1,384,421

Net investment loss		(134,207)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(337,526)
Securities sold short		854,629
Futures		(113,724)
Options written		70,960
Swaptions written		18,214
Swaps		(146,655)
Foreign currency transactions		33,406
Net change in unrealized appreciation/depreciation of:
Investments		1,455,329
Securities sold short		(960,645)
Futures		64,927
Options written		(26,380)
Swaptions written		(802)
Swaps		(68,284)
Foreign currency denominated assets and liabilities		1,306

Net gain on investment and foreign currency transactions		844,755

Net Increase in Net Assets from Operations		$710,548

See notes to financial statements.

36	• AB CREDIT LONG/SHORT PORTFOLIO

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2016		Year Ended October 31, 2015
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$(134,207)		$252,434
Net realized gain (loss) on investment and foreign currency transactions	379,304		(214,225)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	465,451		(126,745)
Contributions from Affiliates (see Note B)	– 0	–	1,338

Net increase (decrease) in net assets from operations	710,548		(87,198)
Dividends and Distributions to Shareholders from
Net investment income
Class A	– 0	–	(1,069)
Class C	– 0	–	(363)
Advisor Class	– 0	–	(201,440)
Net realized gain on investment transactions
Class A	(686)		– 0	–
Class C	(427)		– 0	–
Advisor Class	(88,969)		– 0	–
Capital Stock Transactions
Net increase (decrease)	(632,280)		522,726

Total increase (decrease)	(11,814)		232,656
Net Assets
Beginning of period	21,253,030		21,020,374

End of period (including undistributed net investment income of $49,326 and $48,954, respectively)	$21,241,216		$21,253,030

See notes to financial statements.

AB CREDIT LONG/SHORT PORTFOLIO •	37

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

October 31, 2016

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of ten portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Credit Long/Short Portfolio (the “Portfolio”), a non-diversified portfolio. The Portfolio have authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class 1 and Class 2 shares. Class B, Class R, Class K, Class I, Class Z, Class 1 and Class 2 shares are not currently offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All ten classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities

38	• AB CREDIT LONG/SHORT PORTFOLIO

Notes to Financial Statements

exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio value it’s

AB CREDIT LONG/SHORT PORTFOLIO •	39

Notes to Financial Statements

securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

40	• AB CREDIT LONG/SHORT PORTFOLIO

Notes to Financial Statements

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of October 31, 2016:

Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Corporates – Non-Investment Grade	$	– 0	–	$5,152,658		$11,069	(a)	$5,163,727
Corporates – Investment Grade		– 0	–	2,515,715		– 0	–	2,515,715
Common Stocks		563,156		32,387		2,355		597,898
Investment Companies		541,288		– 0	–	– 0	–	541,288
Emerging Markets – Corporate Bonds		– 0	–	485,000		– 0	–	485,000
Governments – Sovereign Agencies		– 0	–	409,575		– 0	–	409,575
Emerging Markets – Treasuries		– 0	–	314,602		– 0	–	314,602
Emerging Markets – Sovereigns		– 0	–	225,450		– 0	–	225,450
Collateralized Mortgage Obligations		– 0	–	224,589		– 0	–	224,589
Quasi-Sovereigns		– 0	–	222,625		– 0	–	222,625
Asset-Backed Securities		– 0	–	– 0	–	212,888		212,888
Bank Loans		– 0	–	204,684		5,508		210,192

AB CREDIT LONG/SHORT PORTFOLIO •	41

Notes to Financial Statements

Investments in Securities:	Level 1			Level 2		Level 3			Total
Governments – Treasuries	$	– 0	–	$101,556		$	– 0	–	$101,556
Warrants		26,259		– 0	–		15,204		41,463
Preferred Stocks		– 0	–	39,044			– 0	–	39,044
Options Purchased – Puts		– 0	–	24,271			– 0	–	24,271
Short-Term Investments:
U.S. Treasury Bills		– 0	–	4,898,430			– 0	–	4,898,430
Investment Companies		4,594,500		– 0	–		– 0	–	4,594,500
Liabilities:
Corporates – Non-Investment Grade		– 0	–	(11,986,472)			– 0	–	(11,986,472)
Corporates – Investment Grade		– 0	–	(3,386,885)			– 0	–	(3,386,885)
Emerging Markets – Corporate Bonds		– 0	–	(383,000)			– 0	–	(383,000)
Governments – Sovereign Agencies		– 0	–	(228,340)			– 0	–	(228,340)
Emerging Markets – Sovereigns		– 0	–	(185,600)			– 0	–	(185,600)
Quasi-Sovereigns		– 0	–	(150,000)			– 0	–	(150,000)

Total Investments in Securities		5,725,203		(1,469,711)			247,024		4,502,516
Other Financial Instruments(b):
Assets:
Futures		83,526		2,213			– 0	–	85,739	(c)
Forward Currency Exchange Contracts		– 0	–	44,106			– 0	–	44,106
Centrally Cleared Credit Default Swaps		– 0	–	19,236			– 0	–	19,236	(c)
Credit Default Swaps		– 0	–	69,688			– 0	–	69,688
Total Return Swaps		– 0	–	10,536			– 0	–	10,536
Liabilities:
Futures		(799)		– 0	–		– 0	–	(799	)(c)
Forward Currency Exchange Contracts		– 0	–	(54,947)			– 0	–	(54,947)
Put Options Written		– 0	–	(1,912)			– 0	–	(1,912)
Centrally Cleared Credit Default Swaps		– 0	–	(25,205)			– 0	–	(25,205	)(c)
Centrally Cleared Interest Rate Swaps		– 0	–	(5,348)			– 0	–	(5,348	)(c)
Credit Default Swaps		– 0	–	(175,497)			– 0	–	(175,497)
Total Return Swaps		– 0	–	(2,441)			– 0	–	(2,441)

Total(d)		$5,807,930		$(1,589,282)			$247,024		$4,465,672

(a)	The Portfolio held securities with zero market value at period end.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument. Other financial instruments may also include options written which are valued at market value.

(c)

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

(d)	There were de minimis transfers under 1% of net assets between Level 1 and Level 2 during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

42	• AB CREDIT LONG/SHORT PORTFOLIO

Notes to Financial Statements

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Corporates - Non- Investment Grade(a)		Common Stocks		Collateralized Mortgage Obligations
Balance as of 10/31/15	$120,900		$3,675			$358,384
Accrued discounts/(premiums)	(370)		– 0	–		4
Realized gain (loss)	10,265		– 0	–		1,800
Change in unrealized appreciation/depreciation	2,327		(1,320)			(611)
Purchases/Payups	9,047		– 0	–		– 0	–
Sales/Paydowns	(131,100)		– 0	–		(68,962)
Transfers in to Level 3	– 0	–	– 0	–		– 0	–
Transfers out of Level 3	– 0	–	– 0	–		(290,615)

Balance as of 10/31/16	$11,069		$2,355		$	– 0	–

Net change in unrealized appreciation/depreciation from investments held as of 10/31/16(b)	$2,022		$(1,320)		$	– 0	–

	Asset-Backed Securities		Bank Loans		Warrants
Balance as of 10/31/15	$ – 0	–	$133,325			$13,856
Accrued discounts/(premiums)	– 0	–	597			– 0	–
Realized gain (loss)	– 0	–	122			– 0	–
Change in unrealized appreciation/depreciation	2,888		(33,596)			(7,941)
Purchases/Payups	210,000		4,810			9,289
Sales/Paydowns	– 0	–	(99,750)			– 0	–
Transfers in to Level 3	– 0	–	– 0	–		– 0	–
Transfers out of Level 3	– 0	–	– 0	–		– 0	–

Balance as of 10/31/16	$212,888		$5,508			$15,204

Net change in unrealized appreciation/depreciation from investments held as of 10/31/16(b)	$2,888		$(33,427)			$(7,941)

	Total
Balance as of 10/31/15	$630,140
Accrued discounts/(premiums)	231
Realized gain (loss)	12,187
Change in unrealized appreciation/depreciation	(38,253)
Purchases/Payups	233,146
Sales/Paydowns	(299,812)
Transfers in to Level 3	– 0	–
Transfers out of Level 3	(290,615	)(c)

Balance as of 10/31/16	$247,024

Net change in unrealized appreciation/depreciation from investments held as of 10/31/16(b)	$(37,778)

(a)	The Portfolio held securities with zero market value at period end.

(b)	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

(c)	An amount of $290,615 was transferred out of Level 3 into Level 2 as improved transparency of price inputs has increased the observability of such inputs during the reporting period.

AB CREDIT LONG/SHORT PORTFOLIO •	43

Notes to Financial Statements

The following presents information about significant unobservable inputs related to the Portfolio’s Level 3 investments at October 31, 2016. Securities priced i) by third party vendors, or ii) using prior transaction prices, which approximates fair value, are excluded from the following table.

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 10/31/16	Valuation Technique	Unobservable Input	Input
Common Stocks	$2,355	Market Approach	EBITDA* Projection EBITDA* Multiples	$94.0MM 8.5X
Bank Loans	$5,508	Recovery Analysis	Liquidation / New Financing Probability And Assigned Discounted Market Values	85% Probability of Liquidation, Using a Value of $10 15% Probability of New Financing, Using a Value of $30
Warrants	$7,344	Option Price Modeling	Exercise Price Expiration Date EV Volatility%	$6.64 June, 2019 50%

*	Earnings before Interest, Taxes, Depreciation and Amortization.

Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. Significant increases (decreases) in EBITDA Projection, Liquidation/New Financing, Probability, Assigned Discounted Market Values and Exercise Price in isolation would be expected to result in a significantly higher (lower) fair value measurement. A significant increase (decrease) in EV Volatility % in isolation would be expected to result in a significant lower (higher) fair value measurement.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

44	• AB CREDIT LONG/SHORT PORTFOLIO

Notes to Financial Statements

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

AB CREDIT LONG/SHORT PORTFOLIO •	45

Notes to Financial Statements

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income (or dividend expense) is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income (or interest expense) is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

46	• AB CREDIT LONG/SHORT PORTFOLIO

Notes to Financial Statements

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .90% of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding expenses associated with securities sold short, acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annual basis (the “Expense Caps”) to 1.35%, 2.10%, and 1.10% of daily average net assets for Class A, Class C, and Advisor Class shares, respectively. Any fees waived and expenses borne by the Adviser through October 31, 2014 are subject to repayment by the Portfolio until October 31, 2017; any fees waived and expense borne by the Adviser from November 1, 2014 to May 6, 2015 are subject to repayment by the Portfolio until October 31, 2018; such waivers that are subject to repayment amounted to $252,520 and $212,257, respectively. In any case, no repayment will be made that would cause the Portfolio’s total annual operating expenses to exceed the net fee percentage set forth above. The Expense Caps may not be terminated by the Adviser before January 31, 2017. For the year ended October 31, 2016, such reimbursements/waivers amounted to $417,052.

During the year ended October 31, 2015, the Adviser reimbursed the Portfolio $1,338 for trading losses incurred due to a trade entry error.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended October 31, 2016, the Adviser voluntarily agreed to waive such fees amounting to $55,954.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $18,070 for the year ended October 31, 2016.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Portfolio’s shares. The Distributor has advised the Portfolio that it has retained front-end sales charges of $11 from the sale of Class A shares and received $0 in contingent deferred sales charges imposed upon redemptions by shareholders of Class C shares for the year ended October 31, 2016.

AB CREDIT LONG/SHORT PORTFOLIO •	47

Notes to Financial Statements

The AB Fixed-Income Shares, Inc.—Government STIF Portfolio (the “Government STIF Portfolio”), prior to June 1, 2016, was offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and was not available for direct purchase by members of the public. Prior to June 1, 2016, the Government STIF Portfolio paid no advisory fees but did bear its own expenses. As of June 1, 2016, the Government STIF Portfolio, which was renamed “AB Government Money Market Portfolio” (the “Government Money Market Portfolio”), has a contractual advisory fee rate of .20% and continues to bear its own expenses. In connection with the investment by the Portfolio in the Government Money Market Portfolio, the Adviser has agreed to waive its advisory fee from the Portfolio in an amount equal to the Portfolio’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the year ended October 31, 2016, such waiver amounted to $2,610. A summary of the Portfolio’s transactions in shares of the Government Money Market Portfolio for the year ended October 31, 2016 is as follows:

Market Value 10/31/15 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 10/31/16 (000)	Dividend Income (000)
$ 2,653	$27,799	$25,857	$4,595	$9

Brokerage commissions paid on investment transactions for the year ended October 31, 2016 amounted to $8,320, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Portfolio has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Portfolio’s average daily net assets attributable to Class A shares, 1% of the Portfolio’s average daily net assets attributable to Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Portfolio’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amount of $609 for Class C shares. While such costs may be recovered from the Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs

48	• AB CREDIT LONG/SHORT PORTFOLIO

Notes to Financial Statements

incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2016, were as follows:

Purchases	Sales	Securities Sold Short	Covers on Securities Sold Short
$ 27,339,880	$41,329,926	$35,245,108	$26,050,225

During the year ended October 31, 2016, there were no purchases or sales of U.S. Government Securities.

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

	Gross Unrealized		Net Unrealized Appreciation on Investments	Net Unrealized (Depreciation) on Securities Sold Short		Net Unrealized Appreciation
Cost of Investments	Appreciation on Investments	Depreciation on Investments
$20,565,864	$824,647	$(567,698)	$256,949	$(27,188	)(a)	$229,761

(a)	Gross unrealized appreciation was $413,460 and gross unrealized depreciation ($440,648), resulting in net unrealized depreciation of ($27,188).

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

AB CREDIT LONG/SHORT PORTFOLIO •	49

Notes to Financial Statements

At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended October 31, 2016, the Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks

50	• AB CREDIT LONG/SHORT PORTFOLIO

Notes to Financial Statements

may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended October 31, 2016, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Portfolio may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an

AB CREDIT LONG/SHORT PORTFOLIO •	51

Notes to Financial Statements

option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

At October 31, 2016, the Portfolio had maximum payments for written put options amounting to $744,800. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premiums received upon entering into the contract.

The Portfolio may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

During the year ended October 31, 2016, the Portfolio held purchased options for hedging and non-hedging purposes. During the year ended October 31, 2016, the Portfolio held written options for hedging and non-hedging purposes.

During the year ended October 31, 2016, the Portfolio held written swaptions for hedging and non-hedging purposes.

For the year ended October 31, 2016, the Portfolio had the following transactions in written options:

	Number of Contracts		Premiums Received
Options written outstanding as of 10/31/15	212		$43,821
Options written	1,286		67,294
Options assigned	(17)		(4,557)
Options expired	(1,140)		(88,003)
Options bought back	(301)		(16,029)
Options exercised	– 0	–	– 0	–

Options written outstanding as of 10/31/16	40		$2,526

	Notional Amount			Premiums Received
Swaptions written outstanding as of 10/31/15		$1,670,000			$1,197
Swaptions written		8,845,000			26,235
Swaptions expired		(6,815,000)			(9,916)
Swaptions bought back		(3,700,000)			(17,516)
Swaptions exercised		– 0	–		– 0	–

Swaptions written outstanding as of 10/31/16	$	– 0	–	$	– 0	–

52	• AB CREDIT LONG/SHORT PORTFOLIO

Notes to Financial Statements

•	Swaps

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

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Notes to Financial Statements

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an

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Notes to Financial Statements

increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended October 31, 2016, the Portfolio held interest rate swaps for hedging purposes.

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same reference obligation with the same counterparty. As of October 31, 2016, the Portfolio had Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sales Contracts which may partially offset the Maximum Payout Amount in the amount of $2,813,700.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default

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Notes to Financial Statements

swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended October 31, 2016, the Portfolio held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Portfolio may enter into total return swaps in order take a “long” or “short” position with respect to an underlying referenced asset. The Portfolio is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

During the year ended October 31, 2016, the Portfolio held total return swaps for hedging and non-hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its derivative contract counterparties in order to, among other things,

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Notes to Financial Statements

reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

During the year ended October 31, 2016, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$80,287	*	Receivable/Payable for variation margin on exchange-traded derivatives	$6,147	*

Credit contracts	Receivable/Payable for variation margin on exchange-traded derivatives	19,236	*	Receivable/Payable for variation margin on exchange-traded derivatives	25,205	*

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Notes to Financial Statements

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$5,452	*

Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	44,106		Unrealized depreciation on forward currency exchange contracts	$54,947

Credit contracts	Investments in securities, at value	5,227

Equity contracts	Investments in securities, at value	19,044

Equity contracts				Options written, at value	1,912

Credit contracts	Unrealized appreciation on credit default swaps	69,688		Unrealized depreciation on credit default swaps	175,497

Equity contracts	Unrealized appreciation on total return swaps	10,536		Unrealized depreciation on total return swaps	2,441

Total		$253,576			$266,149

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(108,139)	$60,137

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(5,585)	4,790

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	(84,086)	1,053

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Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	$(2,046)	$	– 0	–

Credit contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(17,980)		2,977

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(154,953)		37,519

Credit contracts	Net realized gain (loss) on swaptions written; Net change in unrealized appreciation/depreciation of swaptions written	18,214		(802)

Interest rate contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	3,392		– 0	–

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	67,568		(26,380)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(3,311)		997

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(408,446)		(72,866)

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	265,102		3,585

Total		$(430,270)		$11,010

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Notes to Financial Statements

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the year ended October 31, 2016:

Futures:
Average original value of buy contracts	$528,907
Average original value of sale contracts	$2,879,266
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$3,366,378
Average principal amount of sale contracts	$1,706,394
Purchased Options:
Average monthly cost	$43,003
Centrally Cleared Interest Rate Swaps:
Average notional amount	$250,000
Credit Default Swaps:
Average notional amount of buy contracts	$13,556,205
Average notional amount of sale contracts	$3,903,666
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$5,565,585
Average notional amount of sale contracts	$2,937,950
Total Return Swaps:
Average notional amount	$3,046,077

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolio as of October 31, 2016:

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset	Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Morgan Stanley & Co. LLC/Morgan Stanley & Co., Inc.*	$19,208	$(4,513)	$	– 0	–	$	– 0	–	$14,695

Total	$19,208	$(4,513)	$	– 0	–	$	– 0	–	$14,695

OTC Derivatives:
Bank of America, NA	$805	$(419)	$	– 0	–	$	– 0	–	$386
Barclays Bank PLC	148,346	(23,074)		– 0	–		– 0	–	125,272
Citibank, NA	78,826	(78,826)		– 0	–		– 0	–	– 0	–
Credit Suisse International	28,451	(28,451)		– 0	–		– 0	–	– 0	–
Deutsche Bank AG	1,468	(1,468)		– 0	–		– 0	–	– 0	–
Goldman Sachs International	126,673	(126,673)		– 0	–		– 0	–	– 0	–

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Notes to Financial Statements

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset	Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
JPMorgan Chase Bank, NA	$5,889	$(2,597)	$	– 0	–	$	– 0	–	$3,292
Morgan Stanley Capital Services LLC/Morgan Stanley Capital Services, Inc.	33,814	(30,346)		– 0	–		– 0	–	3,468
State Street Bank & Trust Co.	18,349	(18,349)		– 0	–		– 0	–	– 0	–

Total	$442,621	$(310,203)	$	– 0	–	$	– 0	–	$132,418	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset	Cash Collateral Pledged			Security Collateral Pledged			Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Morgan Stanley & Co. LLC/Morgan Stanley & Co., Inc.*	$4,513	$(4,513)	$	– 0	–	$	– 0	–	$	– 0	–

Total	$4,513	$(4,513)	$	– 0	–	$	– 0	–	$	– 0	–

OTC Derivatives:
Bank of America, NA	$419	$(419)	$	– 0	–	$	– 0	–	$	– 0	–
Barclays Bank PLC	23,074	(23,074)		– 0	–		– 0	–		– 0	–
Citibank, NA	232,653	(78,826)		– 0	–		(69,985)			83,842
Credit Suisse International	40,468	(28,451)		– 0	–		– 0	–		12,017
Deutsche Bank AG	7,191	(1,468)		– 0	–		– 0	–		5,723
Goldman Sachs Bank USA/Goldman Sachs International	193,391	(126,673)		– 0	–		– 0	–		66,718
JPMorgan Chase Bank, NA	2,597	(2,597)		– 0	–		– 0	–		– 0	–
Morgan Stanley Capital Services LLC/Morgan Stanley Capital Services, Inc.	30,346	(30,346)		– 0	–		– 0	–		– 0	–
State Street Bank & Trust Co.	22,928	(18,349)		– 0	–		– 0	–		4,579

Total	$553,067	$(310,203)	$	– 0	–		$(69,985)			$172,879	^

*	Cash has been posted for initial margin requirements for exchange-traded derivatives outstanding at October 31, 2016.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment

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Notes to Financial Statements

opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Short Sales

The Portfolio may sell securities short. A short sale is a transaction in which the Portfolio sells securities it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Portfolio is obligated to replace the borrowed securities at their market price at the time of settlement. The Portfolio’s obligation to replace the securities borrowed in connection with a short sale will be fully secured by collateral deposited with the broker. The Portfolio is liable to the buyer for any dividends/interest payable on securities while those securities are in a short position. These dividends/interest are recorded as an expense of the Portfolio. Short sales by the Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015

Class A
Shares sold	6,854	11,548	$67,378	$113,733

Shares issued in reinvestment of dividends and distributions	66	100	644	984

Shares redeemed	(7,812)	(1,128)	(76,892)	(11,052)

Net increase (decrease)	(892)	10,520	$(8,870)	$103,665

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Notes to Financial Statements

	Shares			Amount
	Year Ended October 31, 2016	Year Ended October 31, 2015		Year Ended October 31, 2016	Year Ended October 31, 2015

Class C
Shares sold	6,709	5,701		$65,523	$56,054

Shares issued in reinvestment of dividends and distributions	40	31		385	308

Shares redeemed	(1,312)	– 0	–	(12,650)	– 0	–

Net increase	5,437	5,732		$53,258	$56,362

Advisor Class
Shares sold	4,752	120,616		$47,706	$1,189,631

Shares issued in reinvestment of dividends and distributions	540	1,369		5,253	13,427

Shares redeemed	(73,073)	(85,608)		(729,627)	(840,359)

Net increase (decrease)	(67,781)	36,377		$(676,668)	$362,699

NOTE F

Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, negative perceptions of the junk bond market generally and less secondary market liquidity.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The

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Notes to Financial Statements

duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater if the Portfolio invests a significant portion of its assets in fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory, or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of derivative instruments by the Portfolio, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Short Sales Risk—Short sales involve the risk that the Portfolio will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security. The amount of such loss is theoretically unlimited, as it will be based on the increase in value of the security sold short. In contrast, the risk of loss from a long position is limited to the Portfolio’s investment in the security, because the price of the security cannot fall below zero. The Portfolio may not always be able to close out a short position on favorable terms.

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Notes to Financial Statements

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Diversification Risk—The Portfolio may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio’s NAV.

Liquidity Risk—Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of fund shares. Over recent years, liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Indemnification Risk—In the ordinary course of business, the Portfolio enter into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended October 31, 2016.

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Notes to Financial Statements

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2016 and October 31, 2015 were as follows:

	2016	2015
Distributions paid from:
Ordinary income	$90,082	$202,872

Total distributions paid	$90,082	$202,872

As of October 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$240,793
Unrealized appreciation/(depreciation)	240,738	(a)

Total accumulated earnings/(deficit)	$481,531	(b)

(a)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps and the realization for tax purposes of gains/losses on certain derivative instruments.

(b)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to the tax treatment of defaulted securities.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2016, the Portfolio did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to the foreign currency reclassifications, the tax treatment of proceeds from the sale of defaulted securities, the offset of a net operating loss against capital gain, the tax treatment of short dividend expenses associated with positions held for 45 days or less, and the tax treatment of swaps and swap clearing fees resulted in a net decrease in distributions in excess of net investment income, a net decrease in accumulated net realized gain on investment and foreign currency transactions. These reclassifications had no effect on net assets.

NOTE I

New Accounting Pronouncements

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2015-07 (the “ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for investments that are eligible to be measured

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Notes to Financial Statements

at fair value using the net asset value per share practical expedient but do not utilize that practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. Management has evaluated the implications of these changes and there will be no impact to the financial statements.

NOTE J

Other

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the financial statements and related disclosures.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

AB CREDIT LONG/SHORT PORTFOLIO •	67

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended October 31,	May 7, 2014(a) to October 31, 2014
2016	2015

Net asset value, beginning of period	$ 9.85	$ 10.00	$ 10.00

Income From Investment Operations
Net investment income (loss)(b)(c)	(.09)	.09	.08
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.40	(.16)	(.03)
Contributions from Affiliates	– 0	–	.00	(d)	– 0	–

Net increase (decrease) in net asset value from operations	.31	(.07)	.05

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.08)	(.05)
Distributions from net realized gain on investment transactions	(.04)	– 0	–	– 0	–

Total dividends and distributions	(.04)	(.08)	(.05)

Net asset value, end of period	$ 10.12	$ 9.85	$ 10.00

Total Return
Total investment return based on net asset value(e)(f)	3.18%	(.65)%	.57%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$182	$186	$84
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(g)	6.81	%(h)	5.02%	3.56	%^
Expenses, before waivers/reimbursements(g)	9.07	%(h)	7.28%	4.29	%^
Net investment income (loss)(c)	(.91)%	.88%	1.79	%^
Portfolio turnover rate	201%	163%	69%
Portfolio turnover rate (including securities sold short)	182%	147%	102%

See footnote summary on page 71.

68	• AB CREDIT LONG/SHORT PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended October 31,	May 7, 2014(a) to October 31, 2014
2016	2015

Net asset value, beginning of period	$ 9.77	$ 9.97	$ 10.00

Income From Investment Operations
Net investment income (loss)(b)(c)	(.18)	.01	.06
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.42	(.15)	(.05)
Contributions from Affiliates	– 0	–	.00	(d)	– 0	–

Net increase (decrease) in net asset value from operations	.24	(.14)	.01

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.06)	(.04)
Distributions from net realized gain on investment transactions	(.04)	– 0	–	– 0	–

Total dividends and distributions	(.04)	(.06)	(.04)

Net asset value, end of period	$ 9.97	$ 9.77	$ 9.97

Total Return
Total investment return based on net asset value(e)(f)	2.49%	(1.45)%	.21%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$156	$100	$44
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(g)	7.61	%(h)	5.78%	4.18	%^
Expenses, before waivers/reimbursements(g)	9.87	%(h)	8.08%	6.31	%^
Net investment income (loss)(c)	(1.88)%	.10%	1.21	%^
Portfolio turnover rate	201%	163%	69%
Portfolio turnover rate (including securities sold short)	182%	147%	102%

See footnote summary on page 71.

AB CREDIT LONG/SHORT PORTFOLIO •	69

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended October 31,	May 7, 2014(a) to October 31, 2014
2016	2015

Net asset value, beginning of period	$ 9.87	$ 10.01	$ 10.00

Income From Investment Operations
Net investment income (loss)(b)(c)	(.06)	.12	.10
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.40	(.17)	(.04)
Contributions from Affiliates	– 0	–	.00	(d)	– 0	–

Net increase (decrease) in net asset value from operations	.34	(.05)	.06

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.09)	(.05)
Distributions from net realized gain on investment transactions	(.04)	– 0	–	– 0	–

Total dividends and distributions	(.04)	(.09)	(.05)

Net asset value, end of period	$ 10.17	$ 9.87	$ 10.01

Total Return
Total investment return based on net asset value(e)(f)	3.48%	(.45)%	.70%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$20,903	$20,967	$20,892
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(g)	6.55	%(h)	4.67%	2.79	%^
Expenses, before waivers/reimbursements(g)	8.80	%(h)	6.91%	5.37	%^
Net investment income (loss)(c)	(.63)%	1.20%	2.01	%^
Portfolio turnover rate	201%	163%	69%
Portfolio turnover rate (including securities sold short)	182%	147%	102%

See footnote summary on page 71.

70	• AB CREDIT LONG/SHORT PORTFOLIO

Financial Highlights

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees and expenses waived/reimbursed by the Adviser.

(d)	Amount is less than $.005.

(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	The net asset value and total return include adjustments in accordance with accounting principals generally accepted within the Unites States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

(g)	The expense ratios presented below exclude expenses on securities sold short:

	Year Ended October 31,		May 7, 2014(a) to October 31, 2014
	2016	2015
Class A
Net of waivers/reimbursements	1.34%	1.35%	1.35	%^
Before waivers/reimbursements	3.59%	3.61%	2.08	%^
Class C
Net of waivers/reimbursements	2.09%	2.10%	2.10	%^
Before waivers/reimbursements	4.35%	4.40%	4.24	%^
Advisor Class
Net of waivers/reimbursements	1.09%	1.10%	1.10	%^
Before waivers/reimbursements	3.34%	3.34%	3.68	%^

(h)	Expense ratios do not include expenses of the AB mutual funds in which the Portfolio invests. For the period shown below, the acquired fund fees of the AB mutual funds was as follows:

Year Ended October 31, 2016
.01%

^	Annualized.

See notes to financial statements.

AB CREDIT LONG/SHORT PORTFOLIO •	71

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of AB Credit Long/Short Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AB Credit Long/Short Portfolio (the “Fund”), (one of the portfolios constituting the AB Bond Fund, Inc.), as of October 31, 2016, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the two years in the period then ended and the period May 7, 2014 (commencement of operations) to October 31, 2014. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AB Credit Long/Short Portfolio (one of the portfolios constituting the AB Bond Fund, Inc.) at October 31, 2016, the results of its operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the two years in the period then ended and the period May 7, 2014 (commencement of operations) to October 31, 2014, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 29, 2016

72	• AB CREDIT LONG/SHORT PORTFOLIO

Report of Independent Registered Public Accounting Firm

2016 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended October 31, 2016. For corporate shareholders, 17.28% of dividends paid qualify for the dividends received deduction. For foreign shareholders, 22.82% of ordinary dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

For the taxable year ended October 31, 2016, the Portfolio designates $17,869 as the maximum amount that may be considered qualified dividend income for individual shareholders.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your form 1099-DIV which will be sent to you separately in January 2017.

AB CREDIT LONG/SHORT PORTFOLIO •	73

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein,

Senior Vice President and Independent Compliance Officer

Gershon M. Distenfeld(2), Vice President

Sherif M. Hamid(2), Vice President

Ivan Rudolph-Shabinsky(2), Vice President

Robert Schwartz(2), Vice President

Ashish C. Shah(2), Vice President Joseph J. Mantineo, Treasurer and Chief Financial Officer Emilie D. Wrapp, Secretary Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund are made by the Credit Long/Short Investment Team. Messrs. Distenfeld, Hamid, Rudolph-Shabinksy, Schwartz and Shah are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

74	• AB CREDIT LONG/SHORT PORTFOLIO

Board of Directors

MANAGEMENT OF THE FUND

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD
INTERESTED DIRECTOR
Robert M. Keith, + 1345 Avenue of the Americas New York, NY 10105 56 (2014)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	108	None

AB CREDIT LONG/SHORT PORTFOLIO •	75

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD
DISINTERESTED DIRECTORS
Marshall C. Turner, Jr., # Chairman of the Board 75 (2014)	Private Investor since prior to 2011. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	108	Xilinx, Inc. (programmable logic semi-conductors) since 2007

John H. Dobkin, # 74 (2014)	Independent Consultant since prior to 2011. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992, and as Chairman of the Audit Committees of a number of such AB Funds from 2001-2008.	108	None

76	• AB CREDIT LONG/SHORT PORTFOLIO

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION ***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, # 72 (2014)	Private Investor since prior to 2011. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	108	Asia Pacific Fund, Inc. (registered investment company) since prior to 2011

William H. Foulk, Jr., # 84 (2014)	Investment Adviser and an Independent Consultant since prior to 2011. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	108	None

AB CREDIT LONG/SHORT PORTFOLIO •	77

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD
DISINTERESTED DIRECTORS (continued)
D. James Guzy, # 80 (2014)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2011. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2011 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	108	None

Nancy P. Jacklin, # 68 (2014)	Private Investor since prior to 2011. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015) U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	108	None

78	• AB CREDIT LONG/SHORT PORTFOLIO

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD
DISINTERESTED DIRECTORS (continued)
Carol C. McMullen, # 61 (2016)	Managing Director of Slalom Consulting (consulting) since 2014 and private investor; Director of Norfolk & Dedham Group (mutual property and casualty insurance) since 2011; and Director of Partners Community Physicians Organization (healthcare) since 2014. Formerly, Managing Director of The Crossland Group (consulting) from 2012 to 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and nonprofit boards, and as a director or trustee of the AB Funds since June 2016.	108	None

AB CREDIT LONG/SHORT PORTFOLIO •	79

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, # 64 (2014)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee and as Chairman of the Audit Committees of the AB Funds since 2008.	108	None

Earl D. Weiner, # 77 (2014)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	108	None

80	• AB CREDIT LONG/SHORT PORTFOLIO

Management of the Fund

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

+	Mr. Keith is an “interested person” of the Portfolio as defined in the Investment Company Act of 1940, due to his position as a Senior Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

AB CREDIT LONG/SHORT PORTFOLIO •	81

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS*, AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 56	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 71	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Gershon M. Distenfeld 41	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2011.

Sherif M. Hamid 40	Vice President	Senior Vice President of the Adviser**, with which he has been associated since 2013. Prior thereto, he was head of European Credit Strategy at Barclays Capital from 2011 to 2013.

Robert Schwartz 44	Vice President	Senior Vice President of the Adviser**, with which he has been associated since 2012. Prior thereto, he was a senior credit analyst at Bell Point Capital Management since prior to 2011.

Ivan Rudolph-Shabinsky 52	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2011.

Ashish C. Shah 46	Vice President	Senior Vice President of the Adviser** with which he has been associated since prior to 2011.

Emilie D. Wrapp 61	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2011.

82	• AB CREDIT LONG/SHORT PORTFOLIO

Management of the Fund

NAME, ADDRESS*, AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Joseph J. Mantineo 57	Treasurer and Chief Financial Officer	Senior Vice President of ABIS**, with which he has been associated since prior to 2011.

Vincent S. Noto 52	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since 2011.

Phyllis J. Clarke 55	Controller	Vice President of ABIS**, with which she has been associated since prior to 2011.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at 1-(800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

AB CREDIT LONG/SHORT PORTFOLIO •	83

Management of the Fund

Information Regarding the Review and Approval of the Portfolio’s Investment Advisory Contract

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Investment Advisory Contract (the “Advisory Agreement”) with the Adviser in respect of AB Credit Long/Short Portfolio (the “Portfolio”) at a meeting held on November 3-5, 2015.

Prior to approval of the continuance of the Advisory Agreement in respect of the Portfolio, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio, and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their

84	• AB CREDIT LONG/SHORT PORTFOLIO

business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Portfolio by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for the period ended December 31, 2014 that had been prepared with an expense limitation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries that provide transfer agency and distribution services to the Portfolio. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with

AB CREDIT LONG/SHORT PORTFOLIO •	85

the Portfolio before taxes and distribution expenses. The directors noted that the Adviser’s relationship with the Portfolio was not profitable to it in 2014.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Portfolio, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Portfolio’s shares and transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser. The directors recognized that the Portfolio’s unprofitability to the Adviser would be exacerbated without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. At the November 2015 meeting, the directors reviewed information prepared by Broadridge showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Broadridge (the “Performance Group”) and as compared with that of a broad array of funds selected by Broadridge (the “Performance Universe”), and information prepared by the Adviser showing the performance of the Class A Shares as compared with the Bank of America Merrill Lynch 3 Month U.S. Treasury Bill Index (the “Index”), in each case for the 1-year period ended July 31, 2015 and (in the case of comparisons with the Index) the period since inception (May 2014 inception). The directors noted that the Portfolio was in the 3rd quintile of the Performance Group and the Performance Universe for the 1-year period. The Portfolio lagged the Index in the 1-year period and the period since inception. Based on their review, the directors concluded that the Portfolio’s performance was satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Broadridge concerning advisory fee rates paid by other funds in the same Broadridge category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors noted that, at the Portfolio’s current size, its contractual advisory fee rate of 90 basis points was lower than the Expense Group median. The directors noted that the expense reimbursement was 19 basis points in the

86	• AB CREDIT LONG/SHORT PORTFOLIO

Portfolio’s latest fiscal period, and that as a result the rate of total compensation received by the Adviser pursuant to the Advisory Agreement was more than the Expense Group median.

The directors also considered the Adviser’s fee schedule for non-fund clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer. The directors noted that the institutional fee schedule started at a rate equal to the Portfolio’s flat rate but had breakpoints. The assets of the Portfolio were lower than the first breakpoint in the institutional fee schedule so application of that fee schedule to the Portfolio’s net assets would result in a fee rate the same as that under the Portfolio’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Portfolio invests in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratio of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures for a fund or to temporarily “equitize” cash inflows pending purchases of underlying securities, that the advisory fee for the Portfolio would be paid for services that would be in addition to, rather than duplicative of, the services to be provided under the advisory contracts of the ETFs.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Broadridge: an Expense Group and an

AB CREDIT LONG/SHORT PORTFOLIO •	87

Expense Universe. Broadridge described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group than the Expense Group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal period and reflected fee waivers and/or expense reimbursements as a result of an expense limitation agreement between the Adviser and the Fund in respect of the Portfolio. The directors noted that it was likely that the expense ratios of some of the other funds in the Portfolio’s Broadridge category also were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The directors noted that the Portfolio’s total expense ratio, reflecting a cap by the Adviser, was lower than the Expense Group median and higher than the Expense Universe median. The directors concluded that the Portfolio’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio does not contain breakpoints and that they had discussed their strong preference, and that of the Senior Officer, for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2015 meetings. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. The directors informed the Adviser that they would monitor the Portfolio’s assets (which were well below the level at which they would anticipate adding an initial breakpoint) and its profitability to the Adviser (currently unprofitable) and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

88	• AB CREDIT LONG/SHORT PORTFOLIO

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund*

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

FIXED INCOME (continued)

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

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Income Fund

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ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

MULTI-ASSET (continued)

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

* Prior to November 1, 2016, the Fund was named Global Thematic Growth Fund.

AB CREDIT LONG/SHORT PORTFOLIO •	89

AB Family of Funds

NOTES

90	• AB CREDIT LONG/SHORT PORTFOLIO

NOTES

AB CREDIT LONG/SHORT PORTFOLIO •	91

NOTES

92	• AB CREDIT LONG/SHORT PORTFOLIO

AB CREDIT LONG/SHORT PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

CLS-0151-1016

OCT    10.31.16

ANNUAL REPORT

AB HIGH YIELD PORTFOLIO

Investment Products Offered

•Are Not FDIC Insured •May Lose Value •Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

December 15, 2016

Annual Report

This report provides management’s discussion of fund performance for AB High Yield Portfolio (the “Fund”) for the annual reporting period ended October 31, 2016.

The performance information discussed below reflects in part the historical performance of the High Yield Portfolio, a series of The AB Pooling Portfolios (the “Accounting Survivor”), and is based on the net asset value (“NAV”) per share of the Accounting Survivor prior to the reorganization of the Accounting Survivor into the Fund at the close of business July 26, 2016 (the “Reorganization”) and the Fund thereafter. Upon completion of the Reorganization, Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares of the Fund assumed the performance, financial and other historical information of the Accounting Survivor, and the Fund adopted the fiscal year end of the Accounting Survivor, August 31. The Fund subsequently changed its fiscal year end to October 31. Performance information of Class A, Class C, Advisor Class, Class R, Class K and Class I shares for periods prior to the Reorganization is the performance of the Fund’s Class Z shares, which is based on the Accounting Survivor’s performance, and is adjusted to reflect the respective expense ratios of the Class A, Class C, Advisor Class, Class R, Class K and Class I shares. The Accounting Survivor and the Fund have substantially similar investment objectives and strategies.

Disclosure differences between the investment objectives and strategies for the Accounting Survivor and the Fund have not resulted in substantial differences in the actual management of the Funds, and the Reorganization is not expected to result in substantial changes in the actual management of the Fund. The portfolio managers of the Accounting Survivor are members of the portfolio management team of the Fund. The Fund has higher expenses than the Accounting Survivor (including a management fee, transfer agency and shareholder servicing fees). The Accounting Survivor’s performance would have been lower than that shown had it operated at the Fund’s current expense levels.

Investment Objectives and Policies

The Fund’s investment objective is to seek to maximize total return consistent with prudent investment management. At least 80% of the Fund’s net assets will, under normal circumstances, be invested in fixed-income securities rated Ba1 or lower by Moody’s Investors Service or BB+ or lower by Standard & Poor’s Ratings Services or Fitch Ratings (commonly known as “junk bonds”), unrated securities considered by AllianceBernstein L.P. (the “Adviser”) to be of comparable quality, and related derivatives. The Fund may invest in fixed-income securities with a range of maturities from short- to long-term. The Fund may also invest in equity securities.

AB HIGH YIELD PORTFOLIO •	1

In selecting securities for purchase or sale by the Fund, the Adviser attempts to take advantage of inefficiencies that it believes exist in the global debt markets. These inefficiencies arise from investor behavior, market complexity, and the investment limitations to which investors are subject. The Adviser combines quantitative analysis with fundamental credit and economic research in seeking to exploit these inefficiencies.

The Fund will most often invest in securities of US issuers, but may also purchase fixed-income securities of foreign issuers, including securities denominated in foreign currencies. Fluctuations in currency exchange rates can have a dramatic impact on the returns of fixed-income securities denominated in foreign currencies. The Adviser may or may not hedge any foreign currency exposure through the use of currency-related derivatives.

The Fund expects to use derivatives, such as options, futures, forwards and swaps, to a significant extent. Derivatives may provide a more efficient and economical exposure to market segments than direct investments, and may also be a more efficient way to alter the Fund’s exposure. The Fund may, for example, use credit default and interest rate swaps to gain exposure to the fixed-income markets or particular fixed-income securities and, as noted above, may use currency derivatives. The Adviser may use derivatives to effectively leverage the

Fund by creating aggregate market exposure substantially in excess of the Fund’s net assets.

Investment Results

The table on page 8 shows the Fund’s performance compared to its benchmark, the Bloomberg Barclays US Corporate High Yield (“HY”) 2% Issuer Capped Index, for the two-, six- and 12-month periods ended October 31, 2016.

All share classes underperformed the benchmark in all three periods, before sales charges. Industry allocation detracted in all three periods, relative to the benchmark, largely due to overweights in the energy and basics sectors. An overweight to the financials sector also detracted. An overweight position in non-government guaranteed agencies contributed in the six- and 12-month periods, while an exposure to commercial mortgage-backed securities proved beneficial in the two-month period. Security selection weighed on performance in the six- and 12-month periods, because of losses from selection in the energy, consumer non-cyclicals and other industrials sectors. Security selection in basics detracted in the six-month period. In the 12-month period, security selection within telecommunications detracted, while selection in basics had a positive impact on returns. In the two-month period, security selection contributed to performance, as gains from selection within the basics, automotive and technology sectors outweighed negative returns from

2	• AB HIGH YIELD PORTFOLIO

selection in consumer non-cyclicals and energy. Yield-curve positioning had an immaterial impact on performance in the two-month period, but contributed in the six- and 12-month periods, due to an underweight to five-year maturities and overweight in the 20- and 30-year parts of the curve.

During the three periods, the Fund utilized currency forwards to hedge currency exposure as well as to manage active currency risk. Purchased and written equity options were also used for hedging and non-hedging purposes. Total return swaps and credit default swaps (both single name and index), were used to hedge credit risk as well as to take active credit and growth risk. Treasury futures and interest rate swaps were used to manage duration, country exposure and yield-curve positioning. Swaptions were used to take active risk in an effort to add alpha.

Market Review and Investment Strategy

Bond markets generally increased in absolute terms over the 12-month period ended October 31, 2016, as global growth trends and central bank action in the world’s largest economies continued to diverge. After declining through the end of 2015 and beginning of 2016, oil prices rebounded through much of the period on the back of decreased global supply—which contributed to a rally in emerging-market debt sectors—though prices moved downward in October on the market’s rising skepticism that OPEC would reach a deal to limit crude production. Emerging-market sentiment was further boosted on positive political developments in Argentina and Brazil toward the end of the period.

In December 2015, the US Federal Reserve (the “Fed”) hiked rates for the first time in over nine years—a move that had been well-telegraphed and widely anticipated, and was generally accepted smoothly by bond investors. After some slower-than-expected US economic data through the first half of 2016, the Fed’s tone turned more hawkish in September (despite rates remaining unchanged) on the back of continued strengthening in the US labor market and growth in economic activity. In October, third quarter US GDP posted its best quarterly gain in two years (largely because of a surge in agricultural exports).

Central banks around the globe cut rates during the annual period, with some, including the Bank of Japan and the European Central Bank, dipping into negative rate territory. Volatility in Europe (and globally) spiked sharply in June after the UK voted to leave the European Union, a decision that was largely a surprise to investors. While investors initially responded by selling risk-sensitive assets, markets outside Europe quickly recovered. European markets began to stabilize as well, helped by the Bank of England’s first rate cut in seven years—to an

AB HIGH YIELD PORTFOLIO •	3

historic low—and an aggressive asset-purchase program. Elsewhere, central banks in Australia and New Zealand also moved rates to record lows, while fiscal and monetary policy developments in Japan disappointed investors, who were expecting rate cuts or additional quantitative easing.

Yields in most developed markets fell in the six- and 12-month periods, with UK yields reaching historic lows in the months following the Brexit referendum in June, but generally rose in the two-month period. At the end of the 12-month period, trillions of dollars’ worth of government debt around the world lingered in negative territory. In the six- and 12-month periods, developed-market treasuries generally outperformed emerging-market local-currency government bonds and investment-grade credit securities, but lagged the rally in global high yield. In the two-month period, developed-market treasuries generally underperformed investment-grade and emerging-market local government bonds, which themselves trailed the rebound in global high-yield markets. Energy and basics were among the top performing sectors in all three periods, largely due to positive oil price action, while consumer-related sectors lagged the rising market.

On November 8, 2016, Donald Trump was elected as the 45th president of the United States, and the Congressional election outcome resulted in the Republican Party maintaining control of both the House of Representatives and the Senate. The Adviser believes that it will take time before the world has a clearer picture of the short- and long-term impact of the elections on the US economy and markets in general. The Adviser continues to monitor the markets, including for potential market volatility.

4	• AB HIGH YIELD PORTFOLIO

DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Barclays US Corporate HY 2% Issuer Capped Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Barclays US Corporate HY 2% Issuer Capped Index is the 2% Issuer Capped component of the US Corporate High Yield Index. The Bloomberg Barclays US Corporate HY Index represents the performance of fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million and at least one year to maturity. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the bond or stock market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to a greater risk of rising interest rates as the recent period of historically low rates is beginning to end and rates have begun rising. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility, due to such factors as specific corporate developments, negative perceptions of the junk bond market generally and less secondary market liquidity.

(Disclosures, Risks and Note about Historical Performance continued on next page)

AB HIGH YIELD PORTFOLIO •	5

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: To the extent the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Diversification Risk: The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s NAV.

Liquidity Risk: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of Fund shares.

(Disclosures, Risks and Note about Historical Performance continued on next page)

6	• AB HIGH YIELD PORTFOLIO

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Over recent years liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

AB HIGH YIELD PORTFOLIO •	7

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED OCTOBER 31, 2016 (unaudited)	NAV Returns
	2 Months	6 Months	12 Months
AB High Yield Portfolio*
Class A	0.80%	6.02%	7.71%

Class C	0.67%	5.62%	6.91%

Advisor Class†	0.84%	6.15%	7.98%

Class R†	0.75%	5.89%	7.44%

Class K†	0.80%	6.03%	7.72%

Class I†	0.84%	6.15%	7.98%

Class Z†	0.84%	6.04%	7.87%

Bloomberg Barclays US Corporate HY 2% Issuer Capped Index	1.06%	7.59%	10.16%

*    Performance is based on the NAV per share of the Accounting Survivor prior to the Reorganization. Includes the impact of proceeds received and credited to the Fund resulting from class-action settlements, which enhanced the performance of the Fund for the two-, six- and 12-month periods ended October 31, 2016, by 0.00%, 0.02% and 0.02%, respectively. The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the Financial Highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

†      Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 5-7.

(Historical Performance continued on next page)

8	• AB HIGH YIELD PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE FUND

10/31/06 TO 10/31/16 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB High Yield Portfolio Class A shares (from 10/31/06 to 10/31/16) as compared to the performance of the Fund’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

*	Performance is based on the NAV per share of the Accounting Survivor prior to the Reorganization.

See Disclosures, Risks and Note about Historical Performance on pages 5-7.

(Historical Performance continued on next page)

AB HIGH YIELD PORTFOLIO •	9

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2016 (unaudited)
	NAV Returns	SEC Returns* (reflects applicable sales charges)	SEC Yields†

Class A Shares			1.26%
1 Year	7.71%	3.16%
5 Years	7.29%	6.37%
10 Years	7.77%	7.31%

Class C Shares			0.06%
1 Year	6.91%	5.94%
5 Years	6.49%	6.49%
10 Years	6.97%	6.97%

Advisor Class Shares‡			1.45%
1 Year	7.98%	7.98%
5 Years	7.56%	7.56%
10 Years	8.04%	8.04%

Class R Shares‡			1.20%
1 Year	7.44%	7.44%
5 Years	7.02%	7.02%
10 Years	7.51%	7.51%

Class K Shares‡			1.58%
1 Year	7.72%	7.72%
5 Years	7.29%	7.29%
10 Years	7.78%	7.78%

Class I Shares‡			1.94%
1 Year	7.98%	7.98%
5 Years	7.56%	7.56%
10 Years	8.04%	8.04%

Class Z Shares‡			1.96%
1 Year	7.87%	7.87%
5 Years	7.53%	7.53%
10 Years	8.03%	8.03%

See Disclosures, Risks and Note about Historical Performance on pages 5-7.

(Historical Performance continued on next page)

10	• AB HIGH YIELD PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 1.77%, 2.55%, 1.52%, 1.83%, 1.57%, 1.29% and 1.29% for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs to 1.05%, 1.80%, 0.80%, 1.30%, 1.05%, 0.80% and 0.80% for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. These waivers/reimbursements may not be terminated before January 31, 2018 and may be extended by the Adviser for additional one-year terms. Any fees waived and expenses borne by the Adviser prior to July 15, 2015 may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund’s total annual fund operating expenses to exceed the expense limitations. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

*	Performance is based on the NAV per share of the Accounting Survivor prior to the Reorganization.

†	SEC yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2016.

‡	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 5-7.

(Historical Performance continued on next page)

AB HIGH YIELD PORTFOLIO •	11

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2016 (unaudited)
SEC Returns* (reflects applicable sales charges)

Class A Shares
1 Year	5.44%
5 Years	7.44%
10 Years	7.41%

Class C Shares
1 Year	8.26%
5 Years	7.56%
10 Years	7.08%

Advisor Class Shares†
1 Year	10.46%
5 Years	8.66%
10 Years	8.16%

Class R Shares†
1 Year	9.80%
5 Years	8.10%
10 Years	7.61%

Class K Shares†
1 Year	10.08%
5 Years	8.37%
10 Years	7.88%

Class I Shares†
1 Year	10.47%
5 Years	8.66%
10 Years	8.16%

Class Z Shares†
1 Year	10.35%
5 Years	8.64%
10 Years	8.15%

*	Performance is based on the NAV per share of the Accounting Survivor prior to the Reorganization.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 5-7.

12	• AB HIGH YIELD PORTFOLIO

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 5/1/2016	Ending Account Value 10/31/2016	Expenses Paid During Period*		Annualized Expense Ratio*		Effective Expenses Paid During Period+	Effective Annualized Expenses Ratio+
Class A
Actual	$1,000	$1,021.30	$2.79	*	1.03	%*	$2.85	1.05%
Hypothetical**	$1,000	$1,010.66	$2.78	*	1.03	%*	$2.83	1.05%
Class C
Actual	$1,000	$1,019.30	$4.83	*	1.78	%*	$4.88	1.80%
Hypothetical**	$1,000	$1,008.65	$4.80	*	1.78	%*	$4.85	1.80%
Advisor Class
Actual	$1,000	$1,022.00	$2.12	*	0.78	%*	$2.17	0.80%
Hypothetical**	$1,000	$1,011.33	$2.11	*	0.78	%*	$2.16	0.80%
Class R
Actual	$1,000	$1,020.60	$3.47	*	1.28	%*	$3.53	1.30%
Hypothetical**	$1,000	$1,009.99	$3.45	*	1.28	%*	$3.51	1.30%

AB HIGH YIELD PORTFOLIO •	13

Expense Example

EXPENSE EXAMPLE

(unaudited)

	Beginning Account Value 5/1/2016	Ending Account Value 10/31/2016	Expenses Paid During Period*		Annualized Expense Ratio*		Effective Expenses Paid During Period+	Effective Annualized Expenses Ratio+
Class K
Actual	$1,000	$1,021.40	$2.80	*	1.03	%*	$2.85	1.05%
Hypothetical**	$1,000	$1,010.66	$2.78	*	1.03	%*	$2.83	1.05%
Class I
Actual	$1,000	$1,022.00	$2.12	*	0.78	%*	$2.17	0.80%
Hypothetical**	$1,000	$1,011.33	$2.11	*	0.78	%*	$2.16	0.80%
Class Z
Actual	$1,000	$1,060.40	$3.74	***	0.72	%***	$3.79	0.73%
Hypothetical**	$1,000	$1,021.58	$3.67	***	0.72	%***	$3.72	0.73%
*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 98/365 (to reflect the since inception period).

**	Assumes 5% annual return before expenses.

***	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

+	The Portfolio’s investment in affiliated underlying portfolios incur no direct expenses, but bears proportionate shares of the acquired fund fees (i.e., operating, administrative and investment advisory fee) of the affiliated underlying portfolios. Currently the Adviser has voluntarily agreed to waive its investment advisory fee from the Portfolio in an amount equal to the Portfolio’s share of the advisory fees of the affiliated underlying portfolios, as borne indirectly by the Portfolio as an acquired fund fee and expense. The Portfolio’s effective expenses are equal to the classes’ annualized expense ratio plus the Portfolio’s pro-rata share of the weighted average expense ratio of the affiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

14	• AB HIGH YIELD PORTFOLIO

Expense Example

PORTFOLIO SUMMARY

October 31, 2016 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $86.4

*	All data are as of October 31, 2016. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” security type weightings represent 0.2% or less in the following types: Investment Companies, Options Purchased – Puts and Warrants.

AB HIGH YIELD PORTFOLIO •	15

Portfolio Summary

PORTFOLIO OF INVESTMENTS

October 31, 2016

		Principal Amount (000)	U.S. $ Value

CORPORATES – NON-INVESTMENT GRADE – 69.4%
Industrial – 58.7%
Basic – 4.8%
AK Steel Corp. 7.625%, 10/01/21	U.S.$	87	$86,565
Aleris International, Inc. 7.875%, 11/01/20		60	60,000
Anglo American Capital PLC 3.25%, 4/03/23(a)	EUR	80	91,089
ArcelorMittal 6.125%, 6/01/18-6/01/25	U.S.$	143	152,210
7.75%, 3/01/41		80	84,000
8.00%, 10/15/39		258	277,350
Arconic Inc 6.75%, 7/15/18		244	260,995
Axalta Coating Systems LLC 4.875%, 8/15/24(a)		150	152,250
Cliffs Natural Resources, Inc. 4.875%, 4/01/21		63	53,078
8.00%, 9/30/20(a)		34	34,000
8.25%, 3/31/20(a)		102	110,797
Consolidated Energy Finance SA 6.75%, 10/15/19(a)		290	290,000
First Quantum Minerals Ltd. 6.75%, 2/15/20(a)		185	177,137
FMG Resources (August 2006) Pty Ltd. 9.75%, 3/01/22(a)		40	46,400
Freeport-McMoRan, Inc. 2.375%, 3/15/18		104	102,700
3.875%, 3/15/23		378	341,145
4.55%, 11/14/24		95	87,162
5.40%, 11/14/34		51	43,924
5.45%, 3/15/43		173	143,590
Jefferson Smurfit Corp./US 8.25%, 10/01/12(b)(c)(d)		166	83
Joseph T Ryerson & Son, Inc. 11.00%, 5/15/22(a)		47	51,348
Lecta SA 6.50%, 8/01/23(a)	EUR	119	131,382
Lundin Mining Corp. 7.875%, 11/01/22(a)	U.S.$	35	37,800
Magnetation LLC/Mag Finance Corp. 11.00%, 5/15/18(b)(e)(f)		206	247
Momentive Performance Materials, Inc. 3.88%, 10/24/21		161	143,290
8.875%, 10/15/20(b)(d)(g)		161	– 0	–

16	• AB HIGH YIELD PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Novelis Corp. 5.875%, 9/30/26(a)	U.S.$	78	$78,975
6.25%, 8/15/24(a)		200	208,000
Peabody Energy Corp. 6.00%, 11/15/18(b)(e)		411	181,867
PQ Corp. 6.75%, 11/15/22(a)		60	64,725
Smurfit Kappa Treasury Funding Ltd. 7.50%, 11/20/25		15	17,850
Smurfit-Stone Container Enterprises, Inc. 8.00%, 3/15/17(b)(c)(d)		172	86
Steel Dynamics, Inc. 5.125%, 10/01/21		15	15,638
6.125%, 8/15/19		117	121,095
Teck Resources Ltd. 3.75%, 2/01/23		50	47,281
5.20%, 3/01/42		124	111,910
5.40%, 2/01/43		111	100,177
6.25%, 7/15/41		22	21,780
8.00%, 6/01/21(a)		11	12,018
8.50%, 6/01/24(a)		14	16,205
Thompson Creek Metals Co., Inc. 9.75%, 12/01/17		125	125,725
United States Steel Corp. 8.375%, 7/01/21(a)		72	76,500
W.R. Grace & Co.-Conn 5.625%, 10/01/24(a)		32	34,640

			4,193,014

Capital Goods – 5.2%
American Builders & Contractors Supply Co., Inc. 5.75%, 12/15/23(a)		45	46,913
Apex Tool Group LLC 7.00%, 2/01/21(a)		118	107,675
ARD Finance SA 7.125% (7.125% Cash or 7.875% PIK), 9/15/23(a)(h)		205	202,950
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 4.625%, 5/15/23(a)		60	60,600
6.00%, 6/30/21(a)		170	174,250
7.25%, 5/15/24(a)		10	10,550
Ball Corp. 4.375%, 12/15/20		124	132,060
Berry Plastics Corp. 5.125%, 7/15/23		33	33,578

AB HIGH YIELD PORTFOLIO •	17

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Bombardier, Inc. 6.125%, 1/15/23(a)	U.S.$	55	$47,741
7.50%, 3/15/25(a)		441	394,695
Clean Harbors, Inc. 5.125%, 6/01/21		170	174,037
5.25%, 8/01/20		18	18,360
CNH Industrial Capital LLC 3.375%, 7/15/19		88	88,825
3.625%, 4/15/18		60	60,525
3.875%, 7/16/18		99	99,866
EnPro Industries, Inc. 5.875%, 9/15/22		86	89,440
Gardner Denver, Inc. 6.875%, 8/15/21(a)		88	86,240
GFL Environmental, Inc. 7.875%, 4/01/20(a)		24	25,140
9.875%, 2/01/21(a)		141	154,395
Herc Rentals, Inc. 7.75%, 6/01/24(a)		166	166,830
KLX, Inc. 5.875%, 12/01/22(a)		85	86,504
Manitowoc Foodservice, Inc. 9.50%, 2/15/24		22	25,273
Masco Corp. 5.95%, 3/15/22		60	68,288
7.125%, 3/15/20		30	34,350
Owens-Brockway Glass Container, Inc. 5.00%, 1/15/22(a)		67	70,099
Owens-Illinois, Inc. 7.80%, 5/15/18		25	27,000
Pactiv LLC 7.95%, 12/15/25		141	154,042
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 5.125%, 7/15/23(a)		150	153,984
7.00%, 7/15/24(a)		51	54,506
8.25%, 2/15/21		269	281,038
9.875%, 8/15/19		100	102,500
Sealed Air Corp. 6.875%, 7/15/33(a)		184	197,800
SPX FLOW, Inc. 5.625%, 8/15/24(a)		26	26,358
5.875%, 8/15/26(a)		27	27,405
Standard Industries, Inc./NJ 5.125%, 2/15/21(a)		71	74,550
6.00%, 10/15/25(a)		105	111,825
TA MFG. Ltd. 3.625%, 4/15/23(a)	EUR	100	108,076

18	• AB HIGH YIELD PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

TransDigm, Inc. 6.375%, 6/15/26(a)	U.S.$	250	$255,650
Travis Perkins PLC 4.50%, 9/07/23(a)	GBP	100	121,668
United Rentals North America, Inc. 5.50%, 5/15/27	U.S.$	257	255,715
5.75%, 11/15/24		51	52,912

			4,464,213

Communications - Media – 8.7%
Altice Financing SA 6.625%, 2/15/23(a)		429	441,870
7.50%, 5/15/26(a)		200	206,000
Arqiva Broadcast Finance PLC 9.50%, 3/31/20(a)	GBP	75	98,915
CCO Holdings LLC/CCO Holdings Capital Corp. 5.125%, 2/15/23	U.S.$	177	183,195
5.25%, 9/30/22		21	21,866
5.375%, 5/01/25(a)		42	43,155
5.75%, 1/15/24		3	3,173
5.875%, 4/01/24-5/01/27(a)		73	76,518
Cequel Communications Holdings I LLC/Cequel Capital Corp. 5.125%, 12/15/21(a)		180	177,300
Clear Channel Worldwide Holdings, Inc. Series A 6.50%, 11/15/22		139	139,695
Series B 6.50%, 11/15/22		77	78,425
CSC Holdings LLC 5.25%, 6/01/24		115	107,525
6.625%, 10/15/25(a)		9	9,765
6.75%, 11/15/21		35	36,838
7.625%, 7/15/18		172	184,470
10.125%, 1/15/23(a)		333	375,457
DISH DBS Corp. 4.625%, 7/15/17		130	132,437
5.00%, 3/15/23		40	39,400
5.125%, 5/01/20		41	42,435
5.875%, 11/15/24		549	552,774
6.75%, 6/01/21		69	74,132
7.875%, 9/01/19		62	69,130
Gray Television, Inc. 5.875%, 7/15/26(a)		85	84,575
Hughes Satellite Systems Corp. 7.625%, 6/15/21		121	132,646
iHeartCommunications, Inc. 6.875%, 6/15/18		395	306,125
9.00%, 12/15/19-9/15/22		260	191,571

AB HIGH YIELD PORTFOLIO •	19

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Intelsat Jackson Holdings SA 5.50%, 8/01/23	U.S.$	422	$279,575
8.00%, 2/15/24(a)		35	35,175
9.50%, 9/30/22(a)		105	116,222
Intelsat Luxembourg SA 7.75%, 6/01/21		299	97,175
Lamar Media Corp. 5.875%, 2/01/22		20	20,700
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance 7.875%, 5/15/24(a)		137	148,302
Mediacom Broadband LLC/Mediacom Broadband Corp. 6.375%, 4/01/23		162	168,480
National CineMedia LLC 5.75%, 8/15/26(a)		47	48,410
Netflix, Inc. 4.375%, 11/15/26(a)		116	114,115
Nexstar Broadcasting, Inc. 6.875%, 11/15/20		17	17,616
Nielsen Co. Luxembourg SARL (The) 5.50%, 10/01/21(a)		96	100,080
Nielsen Finance LLC/Nielsen Finance Co. 5.00%, 4/15/22(a)		166	169,320
Radio One, Inc. 7.375%, 4/15/22(a)		126	126,630
9.25%, 2/15/20(a)		161	144,900
Sinclair Television Group, Inc. 5.625%, 8/01/24(a)		43	43,538
6.125%, 10/01/22		58	61,265
Starz LLC/Starz Finance Corp. 5.00%, 9/15/19		138	139,725
TEGNA, Inc. 4.875%, 9/15/21(a)		156	162,630
5.50%, 9/15/24(a)		17	17,425
Time, Inc. 5.75%, 4/15/22(a)		303	291,637
Townsquare Media, Inc. 6.50%, 4/01/23(a)		23	23,029
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH 5.50%, 1/15/23(a)		107	110,879
Univision Communications, Inc. 5.125%, 5/15/23-2/15/25(a)		364	365,360
Videotron Ltd. 5.00%, 7/15/22		64	66,800
Virgin Media Finance PLC 4.875%, 2/15/22		8	6,883

20	• AB HIGH YIELD PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Virgin Media Secured Finance PLC 4.875%, 1/15/27(a)	GBP	133	$159,129
Wave Holdco LLC/Wave Holdco Corp. 8.25% (8.25% Cash or 9.00% PIK), 7/15/19(a)(h)	U.S.$	45	45,103
WideOpenWest Finance LLC/WideOpenWest Capital Corp. 10.25%, 7/15/19		194	203,700
Ziggo Bond Finance BV 5.875%, 1/15/25(a)		62	61,535
Ziggo Secured Finance BV 5.50%, 1/15/27(a)		378	373,275

			7,528,005

Communications - Telecommunications – 8.2%
Altice Luxembourg SA 7.25%, 5/15/22(a)	EUR	81	94,253
CenturyLink, Inc. Series T 5.80%, 3/15/22	U.S.$	81	82,215
Series U 7.65%, 3/15/42		55	48,950
Series W 6.75%, 12/01/23		116	119,190
Cincinnati Bell, Inc. 7.00%, 7/15/24(a)		87	91,133
Columbus Cable Barbados Ltd. 7.375%, 3/30/21(a)		229	245,030
CommScope, Inc. 5.00%, 6/15/21(a)		74	75,665
Communications Sales & Leasing, Inc./CSL Capital LLC 6.00%, 4/15/23(a)		84	87,150
8.25%, 10/15/23		205	216,275
Embarq Corp. 7.995%, 6/01/36		198	200,970
Frontier Communications Corp. 6.25%, 9/15/21		207	196,650
7.125%, 3/15/19-1/15/23		257	250,249
7.625%, 4/15/24		188	167,320
7.875%, 1/15/27		44	38,610
8.125%, 10/01/18		15	16,313
9.00%, 8/15/31		105	91,350
10.50%, 9/15/22		31	32,240
11.00%, 9/15/25		276	282,596
Level 3 Communications, Inc. 5.75%, 12/01/22		26	26,780

AB HIGH YIELD PORTFOLIO •	21

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Level 3 Financing, Inc. 5.25%, 3/15/26(a)	U.S.$	232	$235,480
Sable International Finance Ltd. 6.875%, 8/01/22(a)		144	149,040
SFR Group SA 6.00%, 5/15/22(a)		283	290,166
7.375%, 5/01/26(a)		185	186,850
SoftBank Group Corp. 4.50%, 4/15/20(a)		257	264,067
Sprint Capital Corp. 8.75%, 3/15/32		229	232,435
Sprint Communications, Inc. 6.00%, 11/15/22		170	158,420
9.00%, 11/15/18(a)		334	367,400
Sprint Corp. 7.125%, 6/15/24		106	99,640
7.25%, 9/15/21		168	171,990
7.625%, 2/15/25		487	471,172
7.875%, 9/15/23		85	84,150
T-Mobile USA, Inc. 6.25%, 4/01/21		609	634,121
6.375%, 3/01/25		161	172,573
6.50%, 1/15/24-1/15/26		214	229,635
Telecom Italia Capital SA 6.375%, 11/15/33		192	196,704
7.20%, 7/18/36		112	120,960
7.721%, 6/04/38		96	105,840
WaveDivision Escrow LLC/WaveDivision Escrow Corp. 8.125%, 9/01/20(a)		10	10,425
Wind Acquisition Finance SA 4.75%, 7/15/20(a)		180	180,900
6.50%, 4/30/20(a)		110	114,675
Windstream Services LLC 6.375%, 8/01/23		143	126,555
7.50%, 4/01/23		120	112,500

			7,078,637

Consumer Cyclical - Automotive – 1.7%
Adient Global Holdings Ltd. 4.875%, 8/15/26(a)		200	196,720
Allison Transmission, Inc. 5.00%, 10/01/24(a)		85	86,700
BCD Acquisition, Inc. 9.625%, 9/15/23(a)		128	132,160
Commercial Vehicle Group, Inc. 7.875%, 4/15/19		186	183,210
Cooper-Standard Automotive, Inc. 5.625%, 11/15/26(a)		52	52,260

22	• AB HIGH YIELD PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Dana Financing Luxembourg Sarl 6.50%, 6/01/26(a)	U.S.$	104	$110,630
Dana, Inc. 5.375%, 9/15/21		97	100,577
Exide Technologies Series AI 7.00%, 4/30/25(c)(h)(i)		279	150,409
11.00%, 4/30/20(g)(h)		104	83,034
Gates Global LLC/Gates Global Co. 6.00%, 7/15/22(a)		61	57,645
IHO Verwaltungs GmbH 4.125% (4.125% Cash or 4.875% PIK), 9/15/21(a)(h)		200	204,750
Meritor, Inc. 7.875%, 3/01/26(i)(j)		79	102,601
Navistar International Corp. 8.25%, 11/01/21		23	22,511

			1,483,207

Consumer Cyclical - Entertainment – 0.5%
AMC Entertainment Holdings, Inc. 5.875%, 11/15/26(a)		27	27,135
AMC Entertainment, Inc. 5.75%, 6/15/25		103	103,258
Carlson Travel Holdings, Inc. 7.50% (7.50% Cash or 8.25% PIK), 8/15/19(a)(h)		104	101,400
ClubCorp Club Operations, Inc. 8.25%, 12/15/23(a)		41	43,665
Pinnacle Entertainment, Inc. 5.625%, 5/01/24(a)		129	129,967
Royal Caribbean Cruises Ltd. 7.25%, 3/15/18		15	16,050

			421,475

Consumer Cyclical - Other – 4.2%
Beazer Homes USA, Inc. 5.75%, 6/15/19		50	51,625
7.50%, 9/15/21		40	40,400
8.75%, 3/15/22(a)		33	35,063
Caesars Entertainment Operating Co., Inc. 10.00%, 12/15/18(b)(e)		217	142,677
Caesars Entertainment Resort Properties LLC/Caesars Entertainment Resort Prope 8.00%, 10/01/20		112	116,200
Caesars Growth Properties Holdings LLC/Caesars Growth Properties Finance, Inc. 9.375%, 5/01/22		120	127,500

AB HIGH YIELD PORTFOLIO •	23

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

CalAtlantic Group, Inc. 5.875%, 11/15/24	U.S.$	26	$27,755
6.25%, 12/15/21		78	85,897
8.375%, 5/15/18		212	231,080
Diamond Resorts International, Inc. 7.75%, 9/01/23(a)		85	83,300
Eldorado Resorts, Inc. 7.00%, 8/01/23		30	31,875
GLP Capital LP/GLP Financing II, Inc. 4.375%, 4/15/21		20	21,050
4.875%, 11/01/20		26	27,723
5.375%, 11/01/23-4/15/26		50	53,376
International Game Technology 7.50%, 6/15/19		71	78,810
International Game Technology PLC 6.25%, 2/15/22(a)		158	167,480
6.50%, 2/15/25(a)		250	270,575
Isle of Capri Casinos, Inc. 5.875%, 3/15/21		9	9,360
K. Hovnanian Enterprises, Inc. 5.00%, 11/01/21		146	102,200
7.25%, 10/15/20(a)		43	38,700
KB Home 4.75%, 5/15/19		92	94,070
7.00%, 12/15/21		76	81,510
7.50%, 9/15/22		35	37,887
8.00%, 3/15/20		20	22,200
Lennar Corp. 4.50%, 11/15/19		209	220,234
4.75%, 11/15/22		28	29,120
MDC Holdings, Inc. 5.50%, 1/15/24		20	21,050
6.00%, 1/15/43		123	108,855
Meritage Homes Corp. 6.00%, 6/01/25		73	77,015
7.00%, 4/01/22		15	16,740
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc. 5.625%, 5/01/24(a)		26	27,674
MGM Resorts International 8.625%, 2/01/19		155	173,891
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp. 5.00%, 8/01/18(a)		25	25,250
PulteGroup, Inc. 5.00%, 1/15/27		30	29,775
6.00%, 2/15/35		183	182,085
7.875%, 6/15/32		36	41,040

24	• AB HIGH YIELD PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Shea Homes LP/Shea Homes Funding Corp. 5.875%, 4/01/23(a)	U.S.$	25	$24,563
6.125%, 4/01/25(a)		206	202,910
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 5.625%, 3/01/24(a)		107	111,012
5.875%, 4/15/23(a)		81	85,455
Toll Brothers Finance Corp. 4.00%, 12/31/18		51	52,657
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.375%, 3/15/22		79	81,074
5.50%, 3/01/25(a)		73	73,182

			3,561,895

Consumer Cyclical - Restaurants – 0.4%
1011778 BC ULC/New Red Finance, Inc. 6.00%, 4/01/22(a)		132	137,940
Pizzaexpress Financing 1 PLC 8.625%, 8/01/22(a)	GBP	3	3,398
Pizzaexpress Financing 2 PLC 6.625%, 8/01/21(a)		7	8,421
Stonegate Pub Co. Financing PLC 5.75%, 4/15/19(a)		130	163,019

			312,778

Consumer Cyclical - Retailers – 1.3%
American Tire Distributors, Inc. 10.25%, 3/01/22(a)	U.S.$	134	123,197
Brighthouse Group PLC 7.875%, 5/15/18(a)	GBP	130	95,074
CST Brands, Inc. 5.00%, 5/01/23	U.S.$	28	29,400
Group 1 Automotive, Inc. 5.00%, 6/01/22		138	137,655
JC Penney Corp., Inc. 5.875%, 7/01/23(a)		7	7,211
6.375%, 10/15/36		21	17,850
L Brands, Inc. 6.875%, 11/01/35		128	135,680
7.00%, 5/01/20		150	171,000
Levi Strauss & Co. 6.875%, 5/01/22		15	15,750
Neiman Marcus Group Ltd. LLC 8.75% (8.75% Cash or 9.50% PIK), 10/15/21(a)(h)		83	65,311
PetSmart, Inc. 7.125%, 3/15/23(a)		219	229,129

AB HIGH YIELD PORTFOLIO •	25

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Rite Aid Corp. 6.125%, 4/01/23(a)	U.S.$	81	$85,455
Serta Simmons Bedding LLC 8.125%, 10/01/20(a)		12	12,466
Sonic Automotive, Inc. 5.00%, 5/15/23		15	14,662

			1,139,840

Consumer Non-Cyclical – 10.0%
Air Medical Group Holdings, Inc. 6.375%, 5/15/23(a)		197	187,642
Albertsons Cos. LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC 5.75%, 3/15/25(a)		84	82,924
6.625%, 6/15/24(a)		86	89,225
Alere, Inc. 6.375%, 7/01/23(a)		27	27,810
Aramark Services, Inc. 5.125%, 1/15/24		23	24,093
BI-LO LLC/BI-LO Finance Corp. 8.625% (8.625% Cash or 9.375% PIK), 9/15/18(a)(h)		135	85,050
9.25%, 2/15/19(a)		224	194,320
Boparan Finance PLC 5.25%, 7/15/19(a)	GBP	21	25,102
5.50%, 7/15/21(a)		25	27,923
Cerberus Nightingale 1 SARL 8.25%, 2/01/20(a)	EUR	92	103,266
CHS/Community Health Systems, Inc. 6.875%, 2/01/22(b)	U.S.$	654	498,675
Concordia International Corp. 7.00%, 4/15/23(a)		18	10,350
9.50%, 10/21/22(a)		279	171,585
Constellation Brands, Inc. 3.75%, 5/01/21		72	76,126
4.25%, 5/01/23		20	21,154
7.25%, 5/15/17		248	256,060
Endo Finance LLC 5.75%, 1/15/22(a)		163	146,700
Endo Finance LLC/Endo Finco, Inc. 7.25%, 1/15/22(a)		25	23,688
Endo Ltd./Endo Finance LLC/Endo Finco, Inc. 6.00%, 7/15/23(a)		247	214,890
6.50%, 2/01/25(a)(k)		63	53,077
First Quality Finance Co., Inc. 4.625%, 5/15/21(a)		329	330,234
Galaxy Bidco Ltd. 6.375%, 11/15/20(a)	GBP	15	18,795

26	• AB HIGH YIELD PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

HCA, Inc. 3.75%, 3/15/19	U.S.$	342	$349,695
4.25%, 10/15/19		636	659,850
6.50%, 2/15/20		235	260,262
Hill-Rom Holdings, Inc. 5.75%, 9/01/23(a)		25	26,250
Horizon Pharma, Inc. 6.625%, 5/01/23		114	107,587
Horizon Pharma, Inc./Horizon Pharma USA, Inc. 8.75%, 11/01/24(a)		182	184,730
HRG Group, Inc. 7.875%, 7/15/19		157	164,457
IASIS Healthcare LLC/IASIS Capital Corp. 8.375%, 5/15/19		98	93,345
Kinetic Concepts, Inc./KCI USA, Inc. 7.875%, 2/15/21(a)		16	17,240
9.625%, 10/01/21(a)		288	278,280
Mallinckrodt International Finance SA 3.50%, 4/15/18		98	97,265
Mallinckrodt International Finance SA/Mallinckrodt CB LLC 5.50%, 4/15/25(a)		84	77,700
5.625%, 10/15/23(a)		110	103,400
5.75%, 8/01/22(a)		118	111,805
MEDNAX, Inc. 5.25%, 12/01/23(a)		34	35,530
MPH Acquisition Holdings LLC 7.125%, 6/01/24(a)		81	86,662
NBTY, Inc. 7.625%, 5/15/21(a)		84	82,110
Post Holdings, Inc. 5.00%, 8/15/26(a)		132	128,040
6.00%, 12/15/22(a)		19	20,045
7.75%, 3/15/24(a)		10	11,052
8.00%, 7/15/25(a)		51	58,140
Revlon Consumer Products Corp. 6.25%, 8/01/24(a)		45	46,350
RSI Home Products, Inc. 6.50%, 3/15/23(a)		302	320,120
Smithfield Foods, Inc. 5.25%, 8/01/18(a)		89	89,667
5.875%, 8/01/21(a)		162	168,885
6.625%, 8/15/22		20	21,075
7.75%, 7/01/17		213	220,721
Spectrum Brands, Inc. 6.625%, 11/15/22		37	39,660
Synlab Bondco PLC 6.25%, 7/01/22(a)	EUR	64	75,884

AB HIGH YIELD PORTFOLIO •	27

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Tenet Healthcare Corp. 4.50%, 4/01/21	U.S.$	25	$25,000
5.50%, 3/01/19		118	115,345
6.75%, 6/15/23		18	16,538
6.875%, 11/15/31		339	272,047
8.00%, 8/01/20		365	361,350
8.125%, 4/01/22		118	115,345
Valeant Pharmaceuticals International, Inc. 5.50%, 3/01/23(a)		215	168,775
5.875%, 5/15/23(a)		372	293,880
6.125%, 4/15/25(a)		658	519,820
6.75%, 8/15/18(a)		129	125,904
Valvoline, Inc. 5.50%, 7/15/24(a)		24	25,320
Vizient, Inc. 10.375%, 3/01/24(a)		30	33,450

			8,677,270

Energy – 7.8%
Antero Resources Corp. 5.125%, 12/01/22		123	123,922
Berry Petroleum Co. LLC 6.50%, 9/15/22(b)(e)		333	183,150
California Resources Corp. 5.00%, 1/15/20		34	21,080
5.50%, 9/15/21		64	37,760
6.00%, 11/15/24		17	9,350
8.00%, 12/15/22(a)		154	103,950
Cenovus Energy, Inc. 3.00%, 8/15/22		18	17,495
3.80%, 9/15/23		8	7,890
4.45%, 9/15/42		106	92,915
5.70%, 10/15/19		33	35,660
6.75%, 11/15/39		5	5,581
CHC Helicopter SA 9.25%, 10/15/20(b)(e)(g)		432	212,760
9.375%, 6/01/21(b)(e)(g)		90	26,237
Cheniere Corpus Christi Holdings LLC 7.00%, 6/30/24(a)		100	106,000
Chesapeake Energy Corp. 6.125%, 2/15/21		13	11,895
6.875%, 11/15/20		267	251,647
8.00%, 12/15/22(a)		5	5,072
Cobalt International Energy, Inc. 2.625%, 12/01/19(i)		138	63,480
Continental Resources, Inc./OK 3.80%, 6/01/24		9	8,280
4.50%, 4/15/23		41	39,053
4.90%, 6/01/44		87	74,059

28	• AB HIGH YIELD PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

DCP Midstream Operating LP 3.875%, 3/15/23	U.S.$	19	$18,478
5.60%, 4/01/44		91	85,312
Denbury Resources, Inc. 4.625%, 7/15/23		54	39,285
5.50%, 5/01/22		67	52,930
Diamond Offshore Drilling, Inc. 4.875%, 11/01/43		176	128,927
Energy Transfer Equity LP 7.50%, 10/15/20		215	234,350
Ensco PLC 4.50%, 10/01/24		23	18,400
5.20%, 3/15/25		266	216,375
EP Energy LLC/Everest Acquisition Finance, Inc. 6.375%, 6/15/23		26	17,680
7.75%, 9/01/22		91	61,880
9.375%, 5/01/20		113	88,705
Global Partners LP/GLP Finance Corp. 6.25%, 7/15/22		290	276,950
7.00%, 6/15/23		40	38,200
Halcon Resources Corp. 8.625%, 2/01/20(a)		47	47,940
Hilcorp Energy I LP/Hilcorp Finance Co. 5.75%, 10/01/25(a)		41	41,102
Hornbeck Offshore Services, Inc. 5.875%, 4/01/20		173	111,585
Linn Energy LLC/Linn Energy Finance Corp. 6.25%, 11/01/19(b)(e)		342	113,715
Murphy Oil Corp. 6.125%, 12/01/42		72	67,500
6.875%, 8/15/24		13	13,714
Noble Holding International Ltd. 3.95%, 3/15/22		62	47,585
7.20%, 4/01/25(j)		68	55,420
8.20%, 4/01/45		90	60,637
Oasis Petroleum, Inc. 6.50%, 11/01/21		11	10,931
6.875%, 3/15/22-1/15/23		78	77,040
Pacific Drilling SA 5.375%, 6/01/20(a)		141	40,185
Paragon Offshore PLC 6.75%, 7/15/22(a)(b)(e)		70	14,000
7.25%, 8/15/24(a)(b)(e)		291	58,200
PHI, Inc. 5.25%, 3/15/19		287	276,237
Precision Drilling Corp. 6.50%, 12/15/21		79	76,334

AB HIGH YIELD PORTFOLIO •	29

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

QEP Resources, Inc. 5.25%, 5/01/23	U.S.$	7	$6,878
5.375%, 10/01/22		115	113,850
6.875%, 3/01/21		2	2,105
Range Resources Corp. 4.875%, 5/15/25		88	84,085
Rowan Cos., Inc. 5.85%, 1/15/44		121	85,305
Sabine Pass Liquefaction LLC 5.00%, 3/15/27(a)		207	210,622
5.625%, 2/01/21(j)		300	315,750
5.75%, 5/15/24		100	105,750
5.875%, 6/30/26(a)		85	91,604
6.25%, 3/15/22		165	180,675
SandRidge Energy, Inc. Zero Coupon, 10/04/20(b)(i)		15	17,987
7.50%, 2/15/23(b)(d)		98	– 0	–
8.125%, 10/15/22(b)(d)		160	– 0	–
8.75%, 6/01/20(b)(d)		65	– 0	–
SM Energy Co. 5.00%, 1/15/24		65	60,450
5.625%, 6/01/25		34	32,385
6.75%, 9/15/26		25	25,625
Southern Star Central Corp. 5.125%, 7/15/22(a)		120	122,100
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 4.25%, 11/15/23		187	175,780
Tervita Corp. 8.00%, 11/15/18(a)		183	181,170
9.75%, 11/01/19(a)(b)(e)		5	288
10.875%, 2/15/18(a)(b)(e)		475	27,313
Transocean Phoenix 2 Ltd. 7.75%, 10/15/24(a)		93	97,069
Transocean, Inc. 5.05%, 10/15/22		192	164,160
6.80%, 3/15/38		332	218,290
9.00%, 7/15/23(a)		84	82,057
Vantage Drilling International 7.50%, 11/01/19(b)(c)(d)		157	– 0	–
10.00%, 12/31/20(c)		4	3,610
10.00%, 12/31/20(f)		3	2,708
Weatherford International Ltd. 5.125%, 9/15/20		135	128,250
5.95%, 4/15/42		29	21,895
6.50%, 8/01/36		97	76,630
6.75%, 9/15/40		11	8,718
7.00%, 3/15/38		112	92,400

30	• AB HIGH YIELD PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Whiting Petroleum Corp. 1.25%, 4/01/20(i)	U.S.$	95	$79,681
5.00%, 3/15/19		32	30,400
WPX Energy, Inc. 5.25%, 9/15/24		66	62,700
6.00%, 1/15/22		48	47,880

			6,783,003

Other Industrial – 0.6%
Algeco Scotsman Global Finance PLC 8.50%, 10/15/18(a)		44	39,930
B456 Systems, Inc. 3.75%, 12/31/49(b)(c)(i)		71	2,840
Belden, Inc. 5.50%, 9/01/22(a)		27	27,607
5.50%, 4/15/23(a)	EUR	21	24,436
General Cable Corp. 5.75%, 10/01/22	U.S.$	66	62,370
Laureate Education, Inc. 10.00%, 9/01/19(a)		291	269,175
Modular Space Corp. 10.25%, 1/31/19(b)(e)(f)		109	46,870
New Enterprise Stone & Lime Co., Inc. 11.00%, 9/01/18		22	21,780

			495,008

Services – 1.0%
ADT Corp. (The) 3.50%, 7/15/22		80	75,800
4.125%, 6/15/23		89	87,025
APX Group, Inc. 6.375%, 12/01/19		34	35,063
7.875%, 12/01/22		123	129,459
8.75%, 12/01/20		74	71,595
GEO Group, Inc. (The) 5.125%, 4/01/23		13	11,326
5.875%, 1/15/22-10/15/24		55	50,938
6.00%, 4/15/26		14	12,075
IHS Markit Ltd. 5.00%, 11/01/22(a)		93	98,347
Prime Security Services Borrower LLC/Prime Finance, Inc. 9.25%, 5/15/23(a)		265	281,562

			853,190

Technology – 3.2%
Avaya, Inc. 7.00%, 4/01/19(a)		216	175,500
10.50%, 3/01/21(a)		367	121,110

AB HIGH YIELD PORTFOLIO •	31

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

BMC Software Finance, Inc. 8.125%, 7/15/21(a)	U.S.$	290	$265,350
BMC Software, Inc. 7.25%, 6/01/18		2	1,990
Ceridian HCM Holding, Inc. 11.00%, 3/15/21(a)		78	82,095
Dell, Inc. 6.50%, 4/15/38		179	172,735
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 5.875%, 6/15/21(a)		110	115,935
7.125%, 6/15/24(a)		203	222,377
EMC Corp. 1.875%, 6/01/18		313	308,668
First Data Corp. 5.00%, 1/15/24(a)		84	85,260
7.00%, 12/01/23(a)		106	111,035
General Cable Corp. 4.50%, 11/15/29(i)(k)		101	65,082
Goodman Networks, Inc. 12.125%, 7/01/18		205	87,638
Infor Software Parent LLC/Infor Software Parent, Inc. 7.125% (7.125% Cash or 7.875% PIK), 5/01/21(a)(h)		52	52,650
Infor US, Inc. 6.50%, 5/15/22		99	102,341
Iron Mountain Europe PLC 6.125%, 9/15/22(a)	GBP	75	95,243
Iron Mountain, Inc. 4.375%, 6/01/21(a)	U.S.$	70	72,275
6.00%, 10/01/20(a)		25	26,469
Micron Technology, Inc. 5.25%, 8/01/23(a)		30	29,400
5.50%, 2/01/25		213	208,806
Nokia Oyj 5.375%, 5/15/19		15	16,050
6.625%, 5/15/39		48	51,840
Sanmina Corp. 4.375%, 6/01/19(a)		125	130,313
Solera LLC/Solera Finance, Inc. 10.50%, 3/01/24(a)		32	35,770
Sophia LP/Sophia Finance, Inc. 9.00%, 9/30/23(a)		26	27,300
Western Digital Corp. 10.50%, 4/01/24(a)		124	143,220

			2,806,452

32	• AB HIGH YIELD PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Transportation - Services – 1.1%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.25%, 3/15/25(a)	U.S.$	93	$88,350
5.50%, 4/01/23		37	36,630
CEVA Group PLC 9.00%, 9/01/21(a)		75	48,656
Europcar Groupe SA 5.75%, 6/15/22(a)	EUR	24	27,509
Hertz Corp. (The) 5.50%, 10/15/24(a)	U.S.$	365	354,378
5.875%, 10/15/20		101	103,778
XPO CNW, Inc. 6.70%, 5/01/34		121	96,800
7.25%, 1/15/18		43	44,505
XPO Logistics, Inc. 6.125%, 9/01/23(a)		9	9,259
6.50%, 6/15/22(a)		101	105,040

			914,905

			50,712,892

Financial Institutions – 8.3%
Banking – 4.4%
Ally Financial, Inc. 3.25%, 2/13/18		101	101,252
4.125%, 3/30/20		416	422,760
4.75%, 9/10/18		192	197,301
8.00%, 12/31/18-11/01/31		363	414,617
Barclays Bank PLC 6.86%, 6/15/32(a)(l)		50	58,073
7.75%, 4/10/23		239	250,950
BBVA International Preferred SAU 1.349%, 12/22/16(l)(m)	EUR	29	27,759
1.649%, 12/20/16(a)(l)(m)		50	50,220
Citigroup, Inc. 5.95%, 1/30/23(l)	U.S.$	178	184,675
Countrywide Capital III Series B 8.05%, 6/15/27		159	199,302
Credit Agricole SA 7.589%, 1/30/20(l)	GBP	150	201,960
HT1 Funding GmbH 6.352%, 6/30/17(l)	EUR	258	280,812
Lloyds Bank PLC 4.385%, 5/12/17(l)		50	59,143
Lloyds Banking Group PLC 6.657%, 5/21/37(a)(l)	U.S.$	75	83,438

AB HIGH YIELD PORTFOLIO •	33

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Royal Bank of Scotland Group PLC 3.625%, 3/25/24(a)	EUR	178	$194,062
8.00%, 8/10/25(l)	U.S.$	110	104,500
8.625%, 8/15/21(l)		400	398,000
Series U 7.64%, 9/30/17(l)		300	291,000
Societe Generale SA 5.922%, 4/05/17(a)(l)		132	133,257
8.00%, 9/29/25(a)(l)		108	109,080
Zions Bancorporation 5.65%, 11/15/23		48	49,118

			3,811,279

Brokerage – 0.1%
Lehman Brothers Holdings, Inc. 5.625%, 1/24/13(b)(n)		1,453	86,454

Finance – 2.8%
Artsonig Pty Ltd. 11.50% (11.50% Cash or 12.00% PIK), 4/01/19(a)(h)		232	18,539
CIT Group, Inc. 3.875%, 2/19/19		20	20,306
5.25%, 3/15/18		178	184,347
5.50%, 2/15/19(a)		622	654,655
Creditcorp 12.00%, 7/15/18(f)		114	54,150
Enova International, Inc. 9.75%, 6/01/21		230	215,625
Navient Corp. 4.625%, 9/25/17		144	146,071
4.875%, 6/17/19		353	356,089
5.00%, 10/26/20		162	159,975
5.875%, 3/25/21		2	2,002
6.125%, 3/25/24		9	8,235
7.25%, 1/25/22		44	44,440
8.00%, 3/25/20		335	363,475
TMX Finance LLC/TitleMax Finance Corp. 8.50%, 9/15/18(a)		323	242,250

			2,470,159

Insurance – 0.4%
American Equity Investment Life Holding Co. 6.625%, 7/15/21		30	31,350
Genworth Holdings, Inc. 4.80%, 2/15/24		30	24,450
Liberty Mutual Group, Inc. 7.80%, 3/15/37(a)		237	278,475

			334,275

34	• AB HIGH YIELD PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Other Finance – 0.5%
CNG Holdings, Inc. 9.375%, 5/15/20(a)	U.S.$	39	$25,545
iPayment, Inc. 9.50%, 12/15/19(f)		207	208,614
Lincoln Finance Ltd. 6.875%, 4/15/21(a)	EUR	88	104,948
Speedy Cash Intermediate Holdings Corp. 10.75%, 5/15/18(f)	U.S.$	6	4,755
Speedy Group Holdings Corp. 12.00%, 11/15/17(f)		167	82,665

			426,527

REITS – 0.1%
FelCor Lodging LP 6.00%, 6/01/25		68	70,550
VEREIT Operating Partnership LP 4.875%, 6/01/26		27	28,379

			98,929

			7,227,623

Utility – 2.4%
Electric – 2.4%
AES Corp./VA 4.875%, 5/15/23		110	109,141
7.375%, 7/01/21		174	196,185
Calpine Corp. 5.50%, 2/01/24		15	14,625
5.75%, 1/15/25		283	275,217
7.875%, 1/15/23(a)		37	38,804
DPL, Inc. 6.75%, 10/01/19		86	89,225
Dynegy, Inc. 5.875%, 6/01/23		26	23,281
6.75%, 11/01/19		111	112,342
7.375%, 11/01/22		177	170,694
7.625%, 11/01/24		23	22,022
Emera, Inc. Series 2016-A 6.75%, 6/15/76		86	95,030
FirstEnergy Corp. Series A 2.75%, 3/15/18		20	20,232
Series B 4.25%, 3/15/23		29	30,765
Series C 7.375%, 11/15/31		147	191,133
GenOn Energy, Inc. 7.875%, 6/15/17		152	124,640

AB HIGH YIELD PORTFOLIO •	35

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

NRG Energy, Inc. 6.25%, 7/15/22-5/01/24	U.S.$	184	$179,812
7.875%, 5/15/21		33	34,485
Talen Energy Supply LLC 4.60%, 12/15/21		114	93,412
6.50%, 5/01/18-6/01/25		105	98,812
Texas Competitive/tceh 11.50%, 10/01/20(a)(b)		201	– 0	–
Viridian Group FundCo II Ltd. 7.50%, 3/01/20(a)	EUR	114	132,652

			2,052,509

Total Corporates – Non-Investment Grade (cost $60,483,039)			59,993,024

CORPORATES – INVESTMENT GRADE – 9.7%
Financial Institutions – 5.3%
Banking – 2.7%
BNP Paribas SA 7.625%, 3/30/21(a)(l)	U.S.$	200	209,000
BPCE SA 5.70%, 10/22/23(a)		282	305,538
Danske Bank A/S 5.684%, 2/15/17(l)	GBP	80	98,899
Deutsche Bank AG Series G 3.375%, 5/12/21	U.S.$	173	170,213
HSBC Capital Funding Dollar1 LP 10.176%, 6/30/30(a)(l)		64	97,111
JPMorgan Chase & Co. 2.295%, 8/15/21		166	166,130
Series V 5.00%, 7/01/19(l)		16	15,680
Lloyds Banking Group PLC 3.10%, 7/06/21		200	205,773
Nationwide Building Society 4.00%, 9/14/26(a)		250	246,494
Royal Bank of Scotland Group PLC 3.875%, 9/12/23		200	195,812
Santander UK Group Holdings PLC 2.875%, 8/05/21		200	199,056
Standard Chartered PLC 3.95%, 1/11/23(a)		200	199,074
UBS Group Funding Jersey Ltd. 2.65%, 2/01/22(a)		220	218,822

			2,327,602

36	• AB HIGH YIELD PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Brokerage – 0.2%
E*TRADE Financial Corp. 5.375%, 11/15/22	U.S.$	15	$16,033
GFI Group, Inc. 8.375%, 7/19/18		117	125,482

			141,515

Finance – 0.5%
AerCap Aviation Solutions BV 6.375%, 5/30/17		100	102,625
HSBC Finance Corp. 6.676%, 1/15/21		80	91,308
International Lease Finance Corp. 8.75%, 3/15/17		57	58,416
8.875%, 9/01/17		221	232,879

			485,228

Insurance – 1.2%
Aetna, Inc. 2.40%, 6/15/21		369	372,348
Allstate Corp. (The) 6.50%, 5/15/57		36	42,300
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)		106	162,055
Progressive Corp. (The) 6.70%, 6/15/37		157	155,037
Prudential Financial, Inc. 5.625%, 6/15/43		240	258,000
XLIT Ltd. 5.50%, 3/31/45		12	11,599
Series E 6.50%, 4/15/17(l)		38	29,141

			1,030,480

REITS – 0.7%
DDR Corp. 7.875%, 9/01/20		40	47,680
EPR Properties 7.75%, 7/15/20		166	192,372
HCP, Inc. 4.25%, 11/15/23		170	178,857
Senior Housing Properties Trust 6.75%, 12/15/21		30	34,224
Welltower, Inc. 4.95%, 1/15/21		113	124,407

			577,540

			4,562,365

Industrial – 4.1%
Basic – 0.2%
Glencore Finance Canada Ltd. 6.00%, 11/15/41(a)		16	16,080

AB HIGH YIELD PORTFOLIO •	37

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Glencore Funding LLC 4.00%, 4/16/25(a)	U.S.$	17	$16,745
4.625%, 4/29/24(a)		27	27,451
Rio Tinto Finance USA Ltd. 3.50%, 11/02/20		132	139,636

			199,912

Capital Goods – 0.2%
General Electric Co. Series D 5.00%, 1/21/21(l)		172	182,217

Communications - Media – 0.2%
Charter Communications Operating LLC/Charter Communications Operating Capital 4.908%, 7/23/25(a)		111	119,719

Communications - Telecommunications – 0.5%
Qwest Corp. 6.75%, 12/01/21		173	191,814
6.875%, 9/15/33		38	37,607
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 3.36%, 9/20/21(a)		229	229,572

			458,993

Consumer Cyclical - Automotive – 0.1%
General Motors Financial Co., Inc. 3.10%, 1/15/19		90	91,582

Consumer Cyclical - Other – 0.3%
DR Horton, Inc. 4.00%, 2/15/20		152	158,563
Seminole Tribe of Florida, Inc. 6.535%, 10/01/20(a)		94	94,470

			253,033

Consumer Non-Cyclical – 1.2%
AbbVie, Inc. 2.30%, 5/14/21		436	436,036
Anheuser-Busch InBev Finance, Inc. 2.65%, 2/01/21		129	131,930
Forest Laboratories LLC 5.00%, 12/15/21(a)		10	11,163
Newell Brands, Inc. 3.15%, 4/01/21		297	309,260
Teva Pharmaceutical Finance Netherlands III BV 1.70%, 7/19/19		132	130,976

			1,019,365

38	• AB HIGH YIELD PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Energy – 1.0%
Enterprise Products Operating LLC Series A 4.46%, 8/01/66(m)	U.S.$	14	$13,318
Kinder Morgan, Inc./DE Series G 7.75%, 1/15/32		39	47,693
Marathon Oil Corp. 5.20%, 6/01/45		34	31,887
Regency Energy Partners LP/Regency Energy Finance Corp. 4.50%, 11/01/23		10	10,214
5.00%, 10/01/22		53	56,871
5.50%, 4/15/23		107	110,194
Shell International Finance BV 2.25%, 11/10/20		390	395,120
Williams Partners LP 3.35%, 8/15/22		134	133,262
5.10%, 9/15/45		76	73,033

			871,592

Technology – 0.4%
Hewlett Packard Enterprise Co. 6.60%, 10/15/45(a)		12	12,412
Micron Technology, Inc. 7.50%, 9/15/23(a)		61	67,329
Seagate HDD Cayman 4.75%, 1/01/25		96	91,488
4.875%, 6/01/27		26	23,491
Western Digital Corp. 7.375%, 4/01/23(a)		123	134,531

			329,251

			3,525,664

Utility – 0.3%
Electric – 0.1%
PPL Capital Funding, Inc. Series A 6.70%, 3/30/67		119	106,208

Natural Gas – 0.2%
Empresa de Energia de Bogota SA ESP 6.125%, 11/10/21(a)		150	155,312

			261,520

Total Corporates – Investment Grade (cost $8,141,064)			8,349,549

AB HIGH YIELD PORTFOLIO •	39

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

BANK LOANS – 4.6%
Industrial – 4.3%
Basic – 0.4%
FMG Resources (August 2006) Pty LTD (FMG America Finance, Inc.) 3.75% (LIBOR 3 Month + 2.75%), 6/30/19(o)	U.S.$	126	$125,769
Ineos US Finance LLC 4.25% (LIBOR 3 Month + 3.25%), 3/31/22(o)		161	161,997
Magnetation LLC 12.00%, 12/31/16(c)(d)(e)(h)		254	33,041

			320,807

Capital Goods – 0.2%
Serta Simmons Holdings LLC 10/20/24(p)		176	177,214

Consumer Cyclical - Automotive – 0.2%
CS Intermediate Holdco 2 LLC 4.00% (LIBOR 3 Month + 3.00%), 4/04/21(o)		87	86,605
Navistar, Inc. 6.50% (LIBOR 3 Month + 5.50%), 8/07/20(o)		110	110,434

			197,039

Consumer Cyclical - Entertainment – 0.3%
ClubCorp Club Operations, Inc. 4.00% (LIBOR 3 Month + 3.00%), 12/15/22(o)		136	137,082
Seaworld Parks & Entertainment, Inc. (f/k/a SW Acquisitions Co., Inc.) 4.088% (LIBOR 3 Month + 3.25%), 5/14/20(o)		87	86,828

			223,910

Consumer Cyclical - Other – 0.6%
Beazer Homes USA, Inc. 6.75% (LIBOR 6 Month + 5.50%), 3/11/18(c)(o)		12	11,596
CityCenter Holdings, LLC 4.25% (LIBOR 3 Month + 3.25%), 10/16/20(o)		193	193,994
La Quinta Intermediate Holdings L.L.C. 3.75% (LIBOR 3 Month + 2.75%), 4/14/21(o)		136	135,515
Scientific Games International, Inc. 6.00% (LIBOR 3 Month + 5.00%), 10/01/21(o)		91	90,984

40	• AB HIGH YIELD PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Station Casinos LLC 3.75% (LIBOR 3 Month + 3.00%), 6/08/23(o)	U.S.$	93	$93,022

			525,111

Consumer Cyclical - Retailers – 0.5%
Harbor Freight Tools Usa, Inc. 4.137% (LIBOR 3 Month + 3.25%), 8/18/23(o)		113	113,871
J.C. Penney Corporation, Inc. 5.25% (LIBOR 3 Month + 4.25%), 6/23/23(o)		85	85,954
Petco Animal Supplies, Inc. 5.00% (LIBOR 3 Month + 4.00%), 1/26/23(o)		250	252,222

			452,047

Consumer Non-Cyclical – 0.6%
Acadia Healthcare Company, Inc. 3.75% (LIBOR 3 Month + 3.00%), 2/16/23(o)		7	6,891
Air Medical Group Holdings, Inc. 4.25% (LIBOR 3 Month + 3.25%), 4/28/22(o)		75	74,212
Arbor Pharmaceuticals, LLC 6.00% (LIBOR 3 Month + 5.00%), 7/05/23(o)		133	134,054
DJO Finance LLC 4.25% (LIBOR 3 Month + 3.25%), 6/08/20(o)		87	85,739
Grifols Worldwide Operations Limited 3.456% (LIBOR 1 Week + 3.00%), 2/27/21(o)		61	61,782
Immucor, Inc. (fka IVD Acquisition Corporation) 5.00% (LIBOR 6 Month + 3.75%), 8/17/18(o)		83	81,400
Mallinckrodt International Finance S.A. 3.588% (LIBOR 3 Month + 2.75%), 3/19/21(o)		103	103,209
Ortho-Clinical Diagnostics Holdings Luxembourg S.Ã R.L. 4.75% (LIBOR 3 Month + 3.75%), 6/30/21(o)		9	9,107
Vizient, Inc. 5.00% (LIBOR 3 Month + 4.00%), 2/13/23(o)		7	6,667

			563,061

AB HIGH YIELD PORTFOLIO •	41

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Energy – 0.2%
California Resources Corporation 11.375% (LIBOR 3 Month + 10.38%), 12/31/21(o)	U.S.$	159	$170,569
Chesapeake Energy Corporation 8.50% (LIBOR 3 Month + 7.50%), 8/23/21(o)		47	50,156

			220,725

Other Industrial – 0.5%
Gardner Denver, Inc. 4.25% (LIBOR 3 Month + 3.25%), 7/30/20(o)		77	74,560
Gates Global LLC 4.25% (LIBOR 3 Month + 3.25%), 7/06/21(o)		52	51,435
Manitowoc Foodservice, Inc. 5.75% (LIBOR 3 Month + 4.75%), 3/03/23(o)		2	1,830
Sedgwick Claims Management Services, Inc. 3.75% (LIBOR 3 Month + 2.75%), 3/01/21(o)		85	84,728
Travelport Finance (Luxembourg) S.Ã r.l. 5.00% (LIBOR 3 Month + 4.00%), 9/02/21(o)		130	130,407
Unifrax Holding Co. 4.50% (EURIBOR 3 Month + 3.50%), 11/28/18(o)	EUR	63	68,666

			411,626

Technology – 0.8%
Avago Technologies Cayman Holdings Ltd. 3.53% (LIBOR 1 Month + 3.00%), 2/01/23(o)	U.S.$	58	58,633
BMC Software Finance Inc. 5.00% (LIBOR 3 Month + 4.00%), 9/10/20(o)		127	124,788
MTS Systems Corporation 5.00% (LIBOR 3 Month + 4.25%), 7/05/23(o)		93	93,554
Smart Modular Technologies (Global), Inc. 8.25% (LIBOR 6 Month + 7.00%), 8/26/17(c)(o)		74	55,461
Solera, LLC (Solera Finance, Inc.) 5.75% (LIBOR 3 Month + 4.75%), 3/03/23(o)		208	210,225
Veritas US Inc. 6.625% (LIBOR 3 Month + 5.63%), 1/27/23(o)		145	135,320

			677,981

			3,769,521

42	• AB HIGH YIELD PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Financial Institutions – 0.2%
Finance – 0.2%
Delos Finance S.Ã r.l. 3.588% (LIBOR 3 Month + 2.75%), 3/06/21(o)	U.S.$	151	$151,446

Utilities – 0.1%
Natural Gas – 0.1%
EP Energy LLC (fka Everest Acquisition LLC) 9.75% (LIBOR 3 Month + 8.75%), 6/30/21(o)		90	92,025

Total Bank Loans (cost $4,179,911)			4,012,992

		Shares
COMMON STOCKS – 2.0%
Consumer Discretionary – 1.0%
Auto Components – 0.0%
Exide Technologies(b)		3,472	5,208

Automobiles – 0.2%
General Motors Co.		3,720	117,552

Hotels, Restaurants & Lei sure – 0.4%
eDreams ODIGEO SA(b)		41,613	126,631
Eldorado Resorts, Inc.(b)		6,619	80,090
International Game Technology PLC		5,800	166,576

			373,297

Household Durables – 0.2%
Hovnanian Enterprises, Inc. – Class A(b)		11,241	17,536
MDC Holdings, Inc.		3,081	73,051
Taylor Morrison Home Corp. – Class A(b)		4,800	81,888

			172,475

Media – 0.2%
Clear Channel Outdoor Holdings, Inc. – Class A		10,500	60,375
DISH Network Corp. – Class A(b)		860	50,362
Townsquare Media, Inc. – Class A(b)		8,330	69,805

			180,542

			849,074

Materials – 0.3%
Chemicals – 0.1%
LyondellBasell Industries NV – Class A		606	48,207

Metals & Mining – 0.2%
ArcelorMittal (New York)(b)		7,589	51,074
Cliffs Natural Resources, Inc.(b)		4,358	24,056

AB HIGH YIELD PORTFOLIO •	43

Portfolio of Investments

Company	Shares	U.S. $ Value

Constellium NV – Class A(b)	8,704	$45,696
Neenah Enterprises, Inc.(b)(c)(d)	15,377	57,049

		177,875

		226,082

Energy – 0.2%
Oil, Gas & Consumable Fuels – 0.2%
Chesapeake Energy Corp.(b)	10,350	57,028
EP Energy Corp. – Class A(b)	8,583	30,555
Halcon Resources Corp.(b)	946	8,467
Peabody Energy Corp.(b)	2,002	17,518
SandRidge Energy, Inc.(b)	1,203	27,705
Triangle Petroleum Corp.(b)	10,455	2,413
Vantage Drilling International(b)(c)	282	23,688
Whiting Petroleum Corp.(b)	7,108	58,570

		225,944

Health Care – 0.2%
Health Care Providers & Services – 0.2%
Community Health Systems, Inc.(b)	8,093	42,731
LifePoint Health, Inc.(b)	1,419	84,927
Quorum Health Corp.(b)	646	2,610

		130,268

Pharmaceuticals – 0.0%
Endo International PLC(b)	1,388	26,025

		156,293

Information Technology – 0.2%
IT Services – 0.2%
Travelport Worldwide Ltd.	9,513	134,324

Software – 0.0%
Dell Technologies, Inc. – VMware, Inc. – Class V(b)	412	20,225

		154,549

Industrials – 0.1%
Consumer Cyclical - Automotive – 0.0%
Exide Corp.(b)(g)	1,755	2,633

Machinery – 0.1%
Navistar International Corp.(b)	3,851	85,877

Trading Companies & Distributors – 0.0%
Emeco Holdings Ltd.(b)	55,000	2,908

		91,418

Financials – 0.0%
Diversified Financial Services – 0.0%
iPayment, Inc.(b)(c)(d)	12,411	40,956

Total Common Stocks (cost $1,955,107)		1,744,316

44	• AB HIGH YIELD PORTFOLIO

Portfolio of Investments

Company		Principal Amount (000)	U.S. $ Value

GOVERNMENTS – TREASURIES – 1.4%
Mexico – 0.3%
Mexican Bonos Series M 5.75%, 3/05/26	MXN	4,125	$210,511

United States – 1.1%
U.S. Treasury Bonds 3.125%, 11/15/41	U.S.$	464	515,667
U.S. Treasury Notes 1.875%, 8/31/22		440	449,350

			965,017

Total Governments – Treasuries (cost $1,119,673)			1,175,528

		Shares
PREFERRED STOCKS – 1.3%
Financial Institutions – 1.1%
Banking – 0.2%
GMAC Capital Trust I 6.602%		2,875	73,399
US Bancorp Series F 6.50%		3,625	106,394

			179,793

REITS – 0.9%
Sovereign Real Estate Investment Trust 12.00%(a)		624	799,500

			979,293

Industrial – 0.1%
Consumer Cyclical - Other – 0.0%
Hovnanian Enterprises, Inc. 7.625%(b)		1,680	7,560

Energy – 0.1%
Sanchez Energy Corp. 4.875%(b)		3,300	83,127

			90,687

Utility – 0.1%
Electric – 0.1%
SCE Trust III 5.75%		1,450	41,615

Total Preferred Stocks (cost $1,243,072)			1,111,595

AB HIGH YIELD PORTFOLIO •	45

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

COLLATERALIZED MORTGAGE OBLIGATIONS – 1.0%
Risk Share Floating Rate – 0.9%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN1, Class M2 7.684% (LIBOR 1 Month + 7.15%), 7/25/23(m)	U.S.$	50	$58,709
Series 2013-DN2, Class M2 4.784% (LIBOR 1 Month + 4.25%), 11/25/23(m)		180	189,521
Series 2014-DN1, Class M3 5.034% (LIBOR 1 Month + 4.50%), 2/25/24(m)		125	135,372
Series 2014-HQ2, Class M3 4.284% (LIBOR 1 Month + 3.75%), 9/25/24(m)		185	188,644
Federal National Mortgage Association Connecticut Avenue Securities Series 2013-C01, Class M2 5.784% (LIBOR 1 Month + 5.25%), 10/25/23(m)		50	55,006
Series 2014-C01, Class M2 4.934% (LIBOR 1 Month + 4.40%), 1/25/24(m)		93	98,118
Series 2015-C03, Class 1M2 5.534% (LIBOR 1 Month + 5.00%), 7/25/25(m)		25	26,633
Series 2015-C03, Class 2M2 5.534% (LIBOR 1 Month + 5.00%), 7/25/25(m)		10	10,638

			762,641

Non-Agency Fixed Rate – 0.1%
Alternative Loan Trust Series 2006-28CB, Class A14 6.25%, 10/25/36		25	20,625
CSMC Mortgage-Backed Trust Series 2006-7, Class 3A12 6.25%, 8/25/36		46	39,003

			59,628

Total Collateralized Mortgage Obligations (cost $800,453)			822,269

EMERGING MARKETS – CORPORATE BONDS – 0.9%
Industrial – 0.9%
Capital Goods – 0.2%
Odebrecht Finance Ltd. 7.125%, 6/26/42(a)		325	160,875

46	• AB HIGH YIELD PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Communications - Telecommunications – 0.1%
Digicel Ltd. 6.75%, 3/01/23(a)	U.S.$	125	$112,150

Consumer Cyclical - Retailers – 0.0%
Edcon Ltd. 9.50%, 3/01/18(b)(e)(f)	EUR	81	18,673

Consumer Non-Cyclical – 0.6%
Arcelik AS 5.00%, 4/03/23(a)	U.S.$	98	96,653
Minerva Luxembourg SA 6.50%, 9/20/26(a)		200	194,700
Tonon Luxembourg SA 7.25%, 1/24/20(a)(b)(c)(e)(h)		20	3,739
USJ Acucar e Alcool SA 9.875% (9.875% Cash or 12.00% PIK), 11/09/21(a)(h)		200	169,250
Virgolino de Oliveira Finance SA 10.50%, 1/28/18(b)(e)(f)		330	23,265

			487,607

Transportation - Airlines – 0.0%
Guanay Finance Ltd. 6.00%, 12/15/20(a)		29	29,230

Total Emerging Markets – Corporate Bonds (cost $1,300,071)			808,535

ASSET-BACKED SECURITIES – 0.8%
Home Equity Loans - Floating Rate – 0.6%
CWABS Asset-Backed Certificates Trust Series 2005-7, Class AF5W 5.054%, 10/25/35(m)		197	195,184
GSAA Home Equity Trust Series 2006-6, Class AF5 6.241%, 3/25/36(m)		294	149,823
Lehman XS Trust Series 2007-6, Class 3A5 5.04%, 5/25/37(j)		159	220,686

			565,693

Other ABS - Fixed Rate – 0.2%
Taco Bell Funding LLC Series 2016-1A, Class A23 4.97%, 5/25/46(a)		55	56,595

AB HIGH YIELD PORTFOLIO •	47

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2016-1A, Class A2I 3.832%, 5/25/46(a)	U.S.$	100	$101,376

			157,971

Total Asset-Backed Securities (cost $624,489)			723,664

COMMERCIAL MORTGAGE-BACKED SECURITIES – 0.8%
Non-Agency Fixed Rate CMBS – 0.8%
Bear Stearns Commercial Mortgage Securities Trust Series 2006-PW13, Class AJ 5.611%, 9/11/41		8	7,998
Citigroup Commercial Mortgage Trust Series 2014-GC23, Class D 4.507%, 7/10/47(a)		50	42,066
GS Mortgage Securities Trust Series 2014-GC18, Class D 4.945%, 1/10/47(a)		100	83,138
JPMBB Commercial Mortgage Securities Trust Series 2013-C17, Class D 4.887%, 1/15/47(a)		100	91,650
LB-UBS Commercial Mortgage Trust Series 2007-C1, Class AJ 5.484%, 2/15/40		360	360,485
ML-CFC Commercial Mortgage Trust Series 2006-4, Class AJ 5.239%, 12/12/49		71	70,609

Total Commercial Mortgage-Backed Securities (cost $672,979)			655,946

LOCAL GOVERNMENTS – MUNICIPAL BONDS – 0.4%
United States – 0.4%
State of California Series 2010 7.60%, 11/01/40		85	133,553
7.95%, 3/01/36		185	220,137

Total Local Governments – Municipal Bonds (cost $270,845)			353,690

EMERGING MARKETS – SOVEREIGNS – 0.2%
Argentina – 0.1%
Argentine Republic Government International Bond Series 1 8.75%, 6/02/17		123	127,182

48	• AB HIGH YIELD PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Venezuela – 0.1%
Venezuela Government International Bond 9.25%, 9/15/27	U.S.$	134	$67,134

Total Emerging Markets – Sovereigns (cost $245,207)			194,316

GOVERNMENTS – SOVEREIGN AGENCIES – 0.2%
Brazil – 0.1%
Petrobras Global Finance BV 6.75%, 1/27/41		119	105,428

Colombia – 0.1%
Ecopetrol SA 5.875%, 5/28/45		52	46,020

Total Governments – Sovereign Agencies (cost $123,772)			151,448

		Shares
WARRANTS – 0.1%
Energy – 0.1%
Oil, Gas & Consumable Fuels – 0.1%
Midstates Petroleum Co., Inc., expiring 4/21/20(b)		2,950	16,225
SandRidge Energy, Inc.-A-CW22, expiring 10/04/22(b)		6,778	32,873
SandRidge Energy, Inc.-B-CW22, expiring 10/04/22(b)		2,849	12,963

			62,061

Financials – 0.0%
Diversified Financial Services – 0.0%
iPayment Holdings, Inc., expiring 12/29/22(b)(c)(d)		73,570	38,992

Consumer Discretionary – 0.0%
Automobiles – 0.0%
Peugeot SA, expiring 4/29/17(b)		8,520	23,532

Materials – 0.0%
Communications Equipment – 0.0%
FairPoint Communications, Inc., expiring 1/24/18(b)(c)		3,340	33

Total Warrants (cost $99,732)			124,618

AB HIGH YIELD PORTFOLIO •	49

Portfolio of Investments

Company		Shares	U.S. $ Value

INVESTMENT COMPANIES – 0.1%
Funds and Investment Trusts – 0.1%
iShares Russell 2000 ETF (cost $95,612)		834	$98,829

		Notional Amount (000)
OPTIONS PURCHASED – PUTS – 0.0%
Swaptions – 0.0%
CDX-NAHY Series 27, 5 Year Index RTP, Citibank, NA (Buy Protection) Expiration: Nov 2016, Exercise Rate: 102.50%(b)		7,050	21,550

		Contracts
Options on Funds and Investment Trusts – 0.0%
SPDR S&P 500 ETF Trust Expiration: Nov 2016, Exercise Price: $ 207.00(b)(q)		101	15,604

Total Options Purchased – Puts (premiums paid $26,527)			37,154

		Shares
SHORT-TERM INVESTMENTS – 6.6%
Investment Companies – 6.2%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.26%(r)(s) (cost $5,337,994)		5,337,994	5,337,994

		Principal Amount (000)
U.S. Treasury Bills – 0.4%
U.S. Treasury Bill Zero Coupon, 12/29/16 (cost $349,866)	U.S.$	350	349,866

Total Short-Term Investments (cost $5,687,860)			5,687,860

Total Investments – 99.5% (cost $87,069,413)			86,045,333
Other assets less liabilities – 0.5%			394,810

Net Assets – 100.0%			$86,440,143

50	• AB HIGH YIELD PORTFOLIO

Portfolio of Investments

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at October 31, 2016	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro STOXX 50 Index Futures	13	December 2016	$428,493	$435,686	$7,193
U.S. T-Note 10 Yr (CBT) Futures	31	December 2016	4,043,119	4,018,375	(24,744)

Sold Contracts
Russell 2000 E Mini Futures	3	December 2016	376,764	356,790	19,974
S&P 500 E Mini Futures	6	December 2016	643,195	636,030	7,165

					$9,588

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Citibank, NA	GBP	925	USD	1,201	11/16/16	$68,380
Citibank, NA	KRW	502,334	USD	451	12/15/16	12,236
Deutsche Bank AG	CNY	2,709	USD	402	12/15/16	3,977
Goldman Sachs Bank USA	BRL	1,070	USD	336	11/03/16	1,148
Goldman Sachs Bank USA	USD	328	BRL	1,070	11/03/16	7,467
JPMorgan Chase Bank	TWD	14,162	USD	452	12/08/16	3,618
Morgan Stanley Capital Services, Inc.	BRL	1,070	USD	341	11/03/16	5,788
Morgan Stanley Capital Services, Inc.	USD	336	BRL	1,070	11/03/16	(1,148)
Morgan Stanley Capital Services, Inc.	USD	256	PEN	862	11/29/16	(1,001)
Morgan Stanley Capital Services, Inc.	USD	338	BRL	1,070	12/02/16	(5,691)
State Street Bank & Trust Co.	CAD	571	USD	445	11/10/16	19,250
State Street Bank & Trust Co.	EUR	1,887	USD	2,122	11/15/16	49,364
State Street Bank & Trust Co.	EUR	111	USD	121	11/15/16	(507)
State Street Bank & Trust Co.	GBP	32	USD	39	11/16/16	44
State Street Bank & Trust Co.	USD	37	GBP	31	11/16/16	38
State Street Bank & Trust Co.	MXN	3,516	USD	188	11/22/16	2,107
State Street Bank & Trust Co.	USD	185	MXN	3,633	11/22/16	6,745
State Street Bank & Trust Co.	USD	236	SEK	1,981	12/07/16	(15,937)
State Street Bank & Trust Co.	JPY	45,814	USD	444	12/09/16	6,918
State Street Bank & Trust Co.	SGD	584	USD	429	12/14/16	9,037

						$171,833

PUT OPTIONS WRITTEN (see Note D)

Description	Contracts	Exercise Price	Expiration Month	Premiums Received	U.S. $ Value
SPDR S&P 500 ETF Trust(q)	101	$197.00	November 2016	$3,026	$(4,242)

AB HIGH YIELD PORTFOLIO •	51

Portfolio of Investments

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Clearing Broker/(Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at October 31, 2016	Notional Amount (000)			Market Value	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citigroup Global Markets, Inc./(INTRCONX)
CDX-NAHY Series 26, 5 Year Index, 6/20/21*	(5.00)%	3.93%	$	494		$(24,164)	$(12,777)
iTraxx-XOVER Series 25, 5 Year Index, 6/20/21*	(5.00)	3.15	EUR	14		(1,274)	(358)
Morgan Stanley & Co., LLC/(INTRCONX)
CDX-NAHY Series 26, 5 Year Index, 6/20/21*	(5.00)	3.93	$	1,091		(53,366)	(4,685)
CDX-NAHY Series 26, 5 Year Index, 6/20/21*	(5.00)	3.93		1,119		(54,736)	(5,475)
CDX-NAHY Series 27, 5 Year Index, 12/20/21*	(5.00)	4.21		4,050		(162,417)	(28,761)
CDX-NAHY Series 27, 5 Year Index, 12/20/21*	(5.00)	4.21		890		(35,692)	1,511
CDX-NAHY Series 27, 5 Year Index, 12/20/21*	(5.00)	4.21		2,210		(88,628)	9,967
CDX-NAHY Series 27, 5 Year Index, 12/20/21*	(5.00)	4.21		440		(17,645)	2,007
CDX-NAHY Series 27, 5 Year Index, 12/20/21*	(5.00)	4.21		3,420		(137,152)	12,139
CDX-NAIG Series 20, 5 Year Index, 6/20/18*	(1.00)	0.27		227		(2,979)	(1,946)
CDX-NAIG Series 23, 5 Year Index, 12/20/19*	(1.00)	0.57		3,279		(46,833)	(24,615)
iTraxx-XOVER Series 21, 5 Year Index, 6/20/19*	(5.00)	1.21	EUR	– 0	–**	(14)	(42)
iTraxx-XOVER Series 25, 5 Year Index, 6/20/21*	(5.00)	3.15		46		(4,187)	(1,201)

Sale Contracts
Citigroup Global Markets, Inc./(INTRCONX)
CDX-NAHY Series 23, 5 Year Index, 12/20/19*	5.00	2.69	$	485		35,772	8,947
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00	3.03		481		34,365	13,143
Morgan Stanley & Co., LLC/(INTRCONX)
CDX-NAHY Series 21, 5 Year Index, 12/20/18*	5.00	2.06		5,309		353,580	20,744
CDX-NAHY Series 23, 5 Year Index, 12/20/19*	5.00	2.69		1,814		133,788	36,896
CDX-NAHY Series 26, 5 Year Index, 6/20/21*	5.00	3.93		2,724		133,244	23,493

						$61,662	$48,987

*	Termination date

52	• AB HIGH YIELD PORTFOLIO

Portfolio of Investments

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Clearing Broker /(Exchange)	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Citigroup Global Markets, Inc./(CME Group)	$300	1/15/26	1.978%	3 Month LIBOR	$(9,473)
Citigroup Global Markets, Inc./(CME Group)	170	2/16/26	1.625%	3 Month LIBOR	609
Citigroup Global Markets, Inc./(CME Group)	150	3/31/26	1.693%	3 Month LIBOR	(155)
Citigroup Global Markets, Inc./(CME Group)	100	5/03/26	1.770%	3 Month LIBOR	(1,368)
Morgan Stanley & Co., LLC/(CME Group)	2,835	9/02/25	2.248%	3 Month LIBOR	(147,481)
Morgan Stanley & Co., LLC/(CME Group)	661	1/15/26	1.978%	3 Month LIBOR	(20,945)
Morgan Stanley & Co., LLC/(CME Group)	481	2/16/26	1.625%	3 Month LIBOR	1,723
Morgan Stanley & Co., LLC/(CME Group)	800	6/01/26	1.714%	3 Month LIBOR	(5,524)

					$(182,614)

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at October 31, 2016	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Barclays Bank PLC
K. Hovnanian Enterprises, Inc., 8.625%, 1/15/17, 3/20/17*	(5.00)%	4.26%	$269	$(2,011)	$(2,121)	$110
Citibank, NA
Bombardier, Inc., 7.45%, 5/01/34, 3/20/17*	(5.00)	1.71	151	(2,816)	(1,996)	(820)
Bombardier, Inc., 7.45%, 5/01/34, 3/20/17*	(5.00)	1.71	150	(2,797)	(2,047)	(750)
United States Steel Corp., 6.65%, 6/01/37, 3/20/17*	(5.00)	0.58	278	(6,131)	(2,856)	(3,275)
Deutsche Bank AG
iHeartCommunications, Inc., 6.875%, 6/15/18, 6/20/18*	(5.00)	33.39	14	5,412	656	4,756
Goldman Sachs Bank USA
Community Health Systems, Inc., 8.00%, 11/15/19, 3/20/17*	(5.00)	2.42	299	(4,667)	(3,673)	(994)

AB HIGH YIELD PORTFOLIO •	53

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive		Implied Credit Spread at October 31, 2016	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Dell, Inc., 7.10%, 4/15/28, 3/20/17*	(1.00	) %	0.47%		$271	$(879)	$821	$(1,700)
Nine West Holdings, Inc., 6.875%, 3/15/19, 3/20/17*	(5.00)		74.94		277	63,045	(3,064)	66,109
Goldman Sachs International
British Telecommunications PLC, 5.75%, 12/07/28, 6/20/20*	(1.00)		0.49	EUR	170	(3,602)	(4,501)	899
British Telecommunications PLC, 5.75%, 12/07/28, 6/20/20*	(1.00)		0.49		880	(18,648)	(17,132)	(1,516)
iHeartCommunications, Inc., 6.875%, 6/15/18, 12/20/16*	(5.00)		29.96		$103	2,872	4,910	(2,038)
Morgan Stanley Capital Services LLC
Clear Channel Communications, Inc., 6.875%, 6/15/18, 6/20/18*	(5.00)		33.39		17	6,184	749	5,435

Sale Contracts
Barclays Bank PLC
Altice Finco SA, 9.00%, 6/15/23, 12/20/20*	5.00		2.98	EUR	40	3,753	1,730	2,023
CCO Holdings, LLC, 7.25%, 10/30/17, 6/20/19*	5.00		0.72		$153	17,741	9,075	8,666
iHeartCommunications, Inc., 6.875%, 6/15/18, 12/20/20*	5.00		38.40		63	(41,531)	(41,226)	(305)
K. Hovnanian Enterprises, Inc., 8.625%, 1/15/17, 9/20/20*	5.00		23.01		117	(52,190)	(25,885)	(26,305)
K. Hovnanian Enterprises, Inc., 8.625%, 1/15/17, 9/20/20*	5.00		23.01		47	(20,965)	(10,415)	(10,550)
Unitymedia GmbH, 6.125%, 1/15/25, 12/20/20*	5.00		1.59	EUR	70	11,095	11,125	(30)

54	• AB HIGH YIELD PORTFOLIO

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at October 31, 2016	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Citibank, NA
Advanced Micro Devices, Inc., 7.75%, 8/01/20, 9/20/20*	5.00%	2.56%		$20	$1,817	$(4,587)	$6,404
Advanced Micro Devices, Inc., 7.75%, 8/01/20, 9/20/20*	5.00	2.56		71	6,450	(13,452)	19,902
United States Steel Corp., 6.65%, 6/01/37, 3/20/19*	5.00	3.87		201	5,103	3,187	1,916
Credit Suisse International
Altice Finco SA, 9.00%, 6/15/23, 12/20/20*	5.00	2.98	EUR	100	9,384	4,292	5,092
CDX-CMBX.NA.BB Series , 5/11/63*	5.00	8.47		$29	(4,450)	(3,792)	(658)
CDX-CMBX.NA.BB Series , 5/11/63*	5.00	8.47		69	(10,586)	(8,372)	(2,214)
CDX-CMBX.NA.BB Series , 5/11/63*	5.00	8.47		338	(51,858)	(43,044)	(8,814)
SFR Group SA, 5.375%, 5/15/22, 12/20/20*	5.00	2.69	EUR	80	8,541	6,735	1,806
Goldman Sachs Bank USA
Community Health Systems, Inc., 8.00%, 11/15/19, 3/20/19*	5.00	8.56		$201	(14,596)	7,989	(22,585)
iHeartCommunications, Inc., 6.875%, 6/15/18, 12/20/20*	5.00	38.40		66	(43,514)	(53,130)	9,616
K. Hovnanian Enterprises, Inc., 8.625%, 1/15/17, 9/20/20*	5.00	23.01		42	(18,735)	(8,755)	(9,980)
Nine West Holdings, Inc., 6.875%, 3/15/19, 3/20/19*	5.00	84.21		201	(155,067)	3,185	(158,252)
Goldman Sachs International
Avis Budget Car Rental LLC, 5.25%, 3/15/25, 12/20/21*	5.00	4.29		15	572	607	(35)

AB HIGH YIELD PORTFOLIO •	55

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at October 31, 2016	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Avis Budget Car Rental LLC, 5.25%, 3/15/25, 12/20/21*	5.00%	4.29%	$13	$496	$612	$(116)
Avis Budget Car Rental LLC, 5.25%, 3/15/25, 12/20/21*	5.00	4.29	22	839	1,035	(196)
Avis Budget Car Rental LLC, 5.25%, 3/15/25, 12/20/21*	5.00	4.29	20	763	809	(46)
Avis Budget Car Rental LLC, 5.25%, 3/15/25, 12/20/21*	5.00	4.29	30	1,145	1,548	(403)
CDX-CMBX.NA.BB Series , 5/11/63*	5.00	8.47	60	(9,206)	(7,928)	(1,278)
CDX-CMBX.NA.BB Series , 5/11/63*	5.00	8.47	35	(5,370)	(4,755)	(615)
CDX-CMBX.NA.BB Series , 5/11/63*	5.00	8.47	35	(5,370)	(4,630)	(740)
CDX-CMBX.NA.BB Series , 5/11/63*	5.00	8.47	42	(6,427)	(5,273)	(1,154)
CDX-CMBX.NA.BB Series , 5/11/63*	5.00	8.47	226	(34,674)	(29,753)	(4,921)
CDX-CMBX.NA.BB Series , 5/11/63*	5.00	8.47	227	(34,828)	(30,741)	(4,087)
CDX-CMBX.NA.BB Series , 5/11/63*	5.00	8.47	227	(34,829)	(29,939)	(4,890)
CDX-CMBX.NA.BB Series , 5/11/63*	5.00	8.47	278	(42,655)	(34,908)	(7,747)
iHeartCommunications, Inc., 6.875%, 6/15/18, 12/20/20*	5.00	38.40	15	(9,888)	(11,346)	1,458
iHeartCommunications, Inc., 6.875%, 6/15/18, 6/20/21*	5.00	37.82	20	(13,412)	(13,241)	(171)
iHeartCommunications, Inc., 6.875%, 6/15/18, 6/20/21*	5.00	37.82	70	(46,944)	(44,719)	(2,225)

56	• AB HIGH YIELD PORTFOLIO

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at October 31, 2016	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
K Hovnanian Enterprises, Inc., 8.625%, 1/15/17, 9/20/20*	5.00%	23.01%		$10	$(4,460)	$(2,527)	$(1,933)
Wind Acquisition Finance SA, 7.00%, 4/23/21, 9/20/20*	5.00	2.21	EUR	30	3,603	3,258	345
JPMorgan Chase Bank, NA
Virgin Media Finance PLC, 7.00%, 4/15/23, 9/20/19*	5.00	1.49		60	6,905	7,058	(153)
Wind Acquisition Finance SA, 11.75%, 7/15/17, 9/20/19*	5.00	1.66		20	2,185	1,691	494
Morgan Stanley & Co. International PLC
AK Steel Corp., 7.625%, 5/15/20, 9/20/19*	5.00	4.57		$30	326	344	(18)
United States Steel Corp., 6.65%, 6/01/37, 9/20/19*	5.00	4.92		20	31	1,070	(1,039)
Morgan Stanley Capital Services LLC
United States Steel Corp., 6.65%, 6/01/37, 9/20/19*	5.00	4.92		38	58	1,166	(1,108)
United States Steel Corp., 6.65%, 6/01/37, 9/20/19*	5.00	4.92		56	86	1,826	(1,740)

					$(544,700)	$(394,330)	$(150,370)

*	Termination date

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Bank of America, NA
iBoxx $ Liquid High Yield Index	71,000	LIBOR	$71	12/20/16	$596
iBoxx $ Liquid High Yield Index	72,000	LIBOR	72	12/20/16	346
Citibank, NA
iBoxx $ Liquid High Yield Index	177,000	LIBOR	177	12/20/16	1,485

AB HIGH YIELD PORTFOLIO •	57

Portfolio of Investments

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
iBoxx $ Liquid High Yield Index	113,000	LIBOR	$113	12/20/16	$832
iBoxx $ Liquid High Yield Index	65,000	LIBOR	65	12/20/16	479
iBoxx $ Liquid High Yield Index	2,230,000	LIBOR	2,230	12/20/16	(5,088)
Goldman Sachs International
iBoxx $ Liquid High Yield Index	177,000	LIBOR	177	12/20/16	1,667
iBoxx $ Liquid High Yield Index	179,000	LIBOR	179	12/20/16	770
iBoxx $ Liquid High Yield Index	179,000	LIBOR	179	12/20/16	43
JPMorgan Chase Bank, NA
iBoxx $ Liquid High Yield Index	177,000	LIBOR	177	12/20/16	1,850
iBoxx $ Liquid High Yield Index	177,000	LIBOR	177	12/20/16	1,032
iBoxx $ Liquid High Yield Index	89,000	LIBOR	89	12/20/16	747
iBoxx $ Liquid High Yield Index	89,000	LIBOR	89	12/20/16	564
iBoxx $ Liquid High Yield Index	89,000	LIBOR	89	12/20/16	401
iBoxx $ Liquid High Yield Index	53,000	LIBOR	53	12/20/16	336
Morgan Stanley & Co. International PLC
iBoxx $ Liquid High Yield Index	89,000	LIBOR	89	12/20/16	510

Pay Total Return on Reference Obligation
Goldman Sachs International
iBoxx $ Liquid High Yield Index	1,129,000	LIBOR	1,129	12/20/16	941

					$7,511

**	Notional amount less than $500.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2016, the aggregate market value of these securities amounted to $29,824,611 or 34.5% of net assets.

(b)	Non-income producing security.

(c)	Illiquid security.

(d)	Fair valued by the Adviser.

(e)	Defaulted.

(f)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.51% of net assets as of October 31, 2016, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Creditcorp 12.00%, 7/15/18	6/28/13 – 7/21/14	$113,899	$54,150	0.06%
Edcon Ltd. 9.50%, 3/01/18	3/13/15	63,880	18,673	0.02%
iPayment, Inc. 9.50%, 12/15/19	12/29/14 – 2/27/15	207,096	208,614	0.24%
Magnetation LLC/Mag Finance Corp. 11.00%, 5/15/18	7/17/14 – 2/19/15	143,266	247	0.00%

58	• AB HIGH YIELD PORTFOLIO

Portfolio of Investments

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Modular Space Corp. 10.25%, 1/31/19	8/10/16	$81,510	$46,870	0.05%
Speedy Cash Intermediate Holdings Corp. 10.75%, 5/15/18	1/06/16	3,829	4,755	0.01%
Speedy Group Holdings Corp. 12.00%, 11/15/17	7/17/14	167,000	82,665	0.10%
Vantage Drilling International 10.00%, 12/31/20	6/17/16	2,908	2,708	0.00%
Virgolino de Oliveira Finance SA 10.50%, 1/28/18	2/13/13	335,079	23,265	0.03%

(g)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost		Market Value		Percentage of Net Assets
CHC Helicopter SA 9.25%, 10/15/20	2/25/15 – 3/04/16	$183,114		$212,760		0.25%
CHC Helicopter SA 9.375%, 6/1/21	2/19/16 – 2/23/16	6,094		26,237		0.03%
Exide Corp.	4/30/15	3,329		2,633		0.00%
Exide Technologies Series AI 11.00%, 4/30/20	4/30/15 – 6/01/15	97,823		83,034		0.10%
Momentive Performance Materials, Inc. 9.00%, 10/15/20	7/16/14 – 10/24/14	– 0	–	– 0	–	0.00%

(h)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at October 31, 2016.

(i)	Convertible security.

(j)	Variable rate coupon, rate shown as of October 31, 2016.

(k)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at October 31, 2016.

(l)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(m)	Floating Rate Security. Stated interest/floor rate was in effect at October 31, 2016.

(n)	Defaulted matured security.

(o)	The stated coupon rate represents the greater of the LIBOR or the LIBOR floor rate plus a spread at October 31, 2016.

(p)	This position or a portion of this position represents an unsettled loan purchase. The coupon rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate (“LIBOR”) plus a premium which was determined at the time of purchase.

(q)	One contract relates to 100 shares.

(r)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(s)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

BRL – Brazilian Real

CAD – Canadian Dollar

CNY – Chinese Yuan Renminbi

EUR – Euro

GBP – Great British Pound

JPY – Japanese Yen

KRW – South Korean Won

MXN – Mexican Peso

PEN – Peruvian Sol

SEK – Swedish Krona

SGD – Singapore Dollar

TWD – New Taiwan Dollar

USD – United States Dollar

AB HIGH YIELD PORTFOLIO •	59

Portfolio of Investments

Glossary:

ABS – Asset-Backed Securities

CBT – Chicago Board of Trade

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CMBS – Commercial Mortgage-Backed Securities

CME – Chicago Mercantile Exchange

ETF – Exchange Traded Fund

EURIBOR – Euro Interbank Offered Rate

INTRCONX – Inter-Continental Exchange

LIBOR – London Interbank Offered Rates

REIT – Real Estate Investment Trust

RTP – Right to Pay

SPDR – Standard & Poor’s Depository Receipt

See notes to financial statements.

60	• AB HIGH YIELD PORTFOLIO

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

October 31, 2016

Assets
Investments in securities, at value
Unaffiliated issuers (cost $81,731,419)	$80,707,339
Affiliated issuers (cost $5,337,994)	5,337,994
Cash	34,491
Cash collateral due from broker	742,163
Unaffiliated interest and dividends receivable	1,189,760
Receivable for investment securities sold	376,930
Receivable for capital stock sold	250,113
Unrealized appreciation on forward currency exchange contracts	196,117
Unrealized appreciation on credit default swaps	135,031
Receivable due from Adviser	112,825
Upfront premium paid on credit default swaps	75,478
Due from custodian	28,861
Unrealized appreciation on total return swaps	12,599
Receivable for variation margin on exchange-traded derivatives	13,089
Affiliated dividends receivable	1,629
Receivable for newly entered total return swaps	1,102

Total assets	89,215,521

Liabilities
Options written, at value (premiums received $3,026)	4,242
Payable for investment securities purchased	1,399,428
Upfront premium received on credit default swaps	469,808
Payable for capital stock redeemed	295,096
Unrealized depreciation on credit default swaps	285,401
Dividends payable	65,798
Unrealized depreciation on forward currency exchange contracts	24,284
Unrealized depreciation on total return swaps	5,088
Transfer Agent fee payable	4,525
Payable for variation margin on exchange-traded derivatives	1,133
Distribution fee payable	507
Accrued expenses and other liabilities	220,068

Total liabilities	2,775,378

Net Assets	$86,440,143

Composition of Net Assets
Capital stock, at par	$9,144
Additional paid-in capital	110,607,631
Distributions in excess of net investment income	(351,254)
Accumulated net realized loss on investment and foreign currency transactions	(22,702,268)
Net unrealized depreciation on investments and foreign currency denominated assets and liabilities	(1,123,110)

$86,440,143

See notes to financial statements.

AB HIGH YIELD PORTFOLIO •	61

Statement of Assets & Liabilities

Net Asset Value Per Share—30 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$1,185,607	125,372	$9.46	*

C	$367,623	38,871	$9.46

Advisor	$2,732,866	288,892	$9.46

R	$31,056	3,283	$9.46

K	$9,461	1,000	$9.46

I	$16,936,261	1,790,331	$9.46

Z	$65,177,269	6,895,852	$9.45

*	The maximum offering price per share for Class A shares was $9.87 which reflects a sales charge of 4.25%.

See notes to financial statements.

62	• AB HIGH YIELD PORTFOLIO

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

	September 1, 2016 to October 31, 2016(a)		Year Ended August 31, 2016
Investment Income
Interest	$763,946		$13,800,626
Dividends
Unaffiliated issuers	43,145		387,737
Affiliated issuers	3,523		45,587
Other income	29,449	(b)	24,398

Total income	840,063		14,258,348

Expenses
Advisory fee (see Note B)	87,716		51,996
Distribution fee—Class A	449		243
Distribution fee—Class C	392		184
Distribution fee—Class R	26		15
Distribution fee—Class K	4		2
Transfer agency—Class A	1,173		385
Transfer agency—Class C	290		76
Transfer agency—Advisor Class	2,559		639
Transfer agency—Class R	13		5
Transfer agency—Class K	1		– 0	–
Transfer agency—Class I	566		331
Transfer agency—Class Z	2,236		1,344
Audit and tax	127,932		136,894
Custodian	38,120		209,627
Legal	53,526		42,488
Administrative	13,497		57,020
Directors’ fees	3,676		23,117
Printing	13,369		11,515
Registration fees	3,258		20,116
Miscellaneous	5,584		107,872

Total expenses before interest expense	354,387		663,869
Interest expense	– 0	–	3,316

Total expenses	354,387		667,185
Less: expenses waived and reimbursed by the Adviser (see Note B)	(239,242)		(113,218)

Net expenses	115,145		553,967

Net investment income	724,918		13,704,381

See notes to financial statements.

AB HIGH YIELD PORTFOLIO •	63

Statement of Operations

	September 1, 2016 to October 31, 2016(a)	Year Ended August 31, 2016
Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	174,470	(21,404,879	)(c)
Futures	(8,974)	259,983
Options written	25,156	486,183
Swaptions written	5,586	176,138
Swaps	(59,060)	(1,535,086)
Foreign currency transactions	(94,830)	(1,883,460)
Net change in unrealized appreciation/depreciation of:
Investments	(390,832)	15,102,800
Futures	2,605	83,256
Options written	(9,479)	(169,015)
Swaptions written	679	(8,218)
Swaps	251,007	(475,143)
Foreign currency denominated assets and liabilities	211,268	(44,920)

Net gain (loss) on investment and foreign currency transactions	107,596	(9,412,361)

Net Increase in Net Assets from Operations	$832,514	$4,292,020

(a)	The Portfolio changed its fiscal year end from August 31 to October 31.

(b)	Other income includes a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees.

(c)	On May 16, 2016, the Portfolio had a redemption-in-kind with total proceeds in the amount of $172,896,381. The realized loss of $(14,670,661), resulting from redemption-in-kind, will not be recognized for tax purposes.

See notes to financial statements.

64	• AB HIGH YIELD PORTFOLIO

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	September 1, 2016 to October 31, 2016(a)	Year Ended August 31, 2016	Year Ended August 31, 2015
Increase (Decrease) in Net Assets from Operations
Net investment income	$724,918	$13,704,381	$22,450,149
Net realized gain (loss) on investment and foreign currency transactions	42,348	(23,901,121)	3,015,460
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	65,248	14,488,760	(33,458,218)

Net increase (decrease) in net assets from operations	832,514	4,292,020	(7,992,609)
Dividends to Shareholders from
Net investment income
Class A	(7,490)	(4,614)	– 0	–
Class C	(1,328)	(736)	– 0	–
Advisor Class	(16,712)	(8,493)	– 0	–
Class R	(198)	(133)	– 0	–
Class K	(65)	(45)	– 0	–
Class I	(123,447)	(82,698)	– 0	–
Class Z	(487,477)	(17,643,339)	(24,694,123)
Capital Stock Transactions
Net decrease	(1,725,148)	(221,421,717)	(9,408,030)

Total decrease	(1,529,351)	(234,869,755)	(42,094,762)
Net Assets
Beginning of period	87,969,494	322,839,249	364,934,011

End of period (including distributions in excess of net investment income of ($351,254) and undistributed net investment income of $942,963, respectively)	$86,440,143	$87,969,494	$322,839,249

(a)	The Portfolio changed its fiscal year end from August 31 to October 31.

See notes to financial statements.

AB HIGH YIELD PORTFOLIO •	65

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

October 31, 2016

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of ten portfolios currently in operation. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB High Yield Portfolio (the “Portfolio”), a non-diversified portfolio. The Portfolio acquired the assets and liabilities of AB High-Yield Portfolio, a series of AB Pooling Portfolios (the “Accounting Survivor”), in a reorganization that was effective at the close of business July 26, 2016 (the “Reorganization”). The Reorganization was approved by the Accounting Survivor’s Board of Trustees and shareholders pursuant to an Agreement and Plan of Acquisition and Dissolution (the “Reorganization Agreement”) (see Note I for additional information). Upon completion of the Reorganization, the Portfolio assumed the performance, financial and other historical accounting information of the Accounting Survivor, including the adoption of the Accounting Survivor’s fiscal year end of August 31. As such, the financial statements and the Class Z shares financial highlights reflect the financial information of the Accounting Survivor through July 26, 2016. The fiscal year end of the Portfolio was subsequently changed to October 31. The Portfolio has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class 1 and Class 2 shares. Class B, Class 1 and Class 2 shares are not currently offered. As of October 31, 2016, AllianceBernstein L.P. (the “Adviser”), was the sole shareholder of Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

66	• AB HIGH YIELD PORTFOLIO

Notes to Financial Statements

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

AB HIGH YIELD PORTFOLIO •	67

Notes to Financial Statements

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized

68	• AB HIGH YIELD PORTFOLIO

Notes to Financial Statements

modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Certain bank loans are classified as Level 3, as significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

AB HIGH YIELD PORTFOLIO •	69

Notes to Financial Statements

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of October 31, 2016:

Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Corporates – Non-Investment Grade	$	– 0	–	$59,606,542		$386,482	(a)	$59,993,024
Corporates – Investment Grade		– 0	–	8,349,549		– 0	–	8,349,549
Bank Loans		– 0	–	3,817,510		195,482		4,012,992
Common Stocks		1,511,839		126,631		105,846		1,744,316
Governments – Treasuries		– 0	–	1,175,528		– 0	–	1,175,528
Preferred Stocks		228,968		882,627		– 0	–	1,111,595
Collateralized Mortgage Obligations		– 0	–	822,269		– 0	–	822,269
Emerging Markets – Corporate Bonds		– 0	–	804,796		3,739		808,535
Asset-Backed Securities		– 0	–	– 0	–	723,664		723,664
Commercial Mortgage-Backed Securities		– 0	–	– 0	–	655,946		655,946
Local Governments – Municipal Bonds		– 0	–	353,690		– 0	–	353,690
Emerging Markets – Sovereigns		– 0	–	194,316		– 0	–	194,316
Governments – Sovereign Agencies		– 0	–	151,448		– 0	–	151,448
Warrants		69,401		– 0	–	55,217		124,618
Investment Companies		98,829		– 0	–	– 0	–	98,829
Options Purchased – Puts		– 0	–	37,154		– 0	–	37,154
Short-Term Investments:
Investment Companies		5,337,994		– 0	–	– 0	–	5,337,994
U.S. Treasury Bills		– 0	–	349,866		– 0	–	349,866

Total Investments in Securities		7,247,031		76,671,926		2,126,376		86,045,333
Other Financial Instruments(b):
Assets:
Futures		27,139		7,193		– 0	–	34,332	(c)
Forward Currency Exchange Contracts		– 0	–	196,117		– 0	–	196,117
Centrally Cleared Credit Default Swaps		– 0	–	128,847		– 0	–	128,847	(c)
Centrally Cleared Interest Rate Swaps		– 0	–	2,332		– 0	–	2,332	(c)
Credit Default Swaps		– 0	–	135,031		– 0	–	135,031
Total Return Swaps		– 0	–	12,599		– 0	–	12,599

70	• AB HIGH YIELD PORTFOLIO

Notes to Financial Statements

Investments in Securities:	Level 1	Level 2	Level 3	Total
Liabilities:
Futures	$(24,744)	$	– 0	–	$	– 0	–	$(24,744	)(c)
Forward Currency Exchange Contracts	– 0	–	(24,284)	– 0	–	(24,284)
Put Options Written	– 0	–	(4,242)	– 0	–	(4,242)
Centrally Cleared Credit Default Swaps	– 0	–	(79,860)	– 0	–	(79,860	)(c)
Centrally Cleared Interest Rate Swaps	– 0	–	(184,946)	– 0	–	(184,946	)(c)
Credit Default Swaps	– 0	–	(285,401)	– 0	–	(285,401)
Total Return Swaps	– 0	–	(5,088)	– 0	–	(5,088)

Total(d)	$7,249,426	$76,570,224	$2,126,376	$85,946,026

(a)	The Portfolio held securities with zero market value at period end.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include options written which are valued at market value.

(c)

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

(d)	There were de minimis transfers under 1% of net assets between Level 1 and Level 2 during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Corporates - Non-Investment Grade(a)		Bank Loans		Common Stocks
Balance as of 8/31/16	$317,077		$683,083		$138,752
Accrued discounts/(premiums)	579		242		– 0	–
Realized gain (loss)	(1)		324		– 0	–
Change in unrealized appreciation/depreciation	152,965		(6,558)		(32,906)
Purchases/Payups	14,737		– 0	–	– 0	–
Sales/Paydowns	(228,250)		(11,348)		– 0	–
Transfers in to Level 3	129,375		1,887		– 0	–
Transfers out of Level 3	– 0	–	(472,148)		– 0	–

Balance as of 10/31/16	$386,482		$195,482		$105,846

Net change in unrealized appreciation/depreciation from investments held as of 10/31/16(b)	$15,920		$(6,272)		$(32,906)

AB HIGH YIELD PORTFOLIO •	71

Notes to Financial Statements

	Emerging Markets - Corporate Bonds		Asset-Backed Securities		Commercial Mortgage- Backed Securities
Balance as of 8/31/16	$2,263		$714,938		$676,502
Accrued discounts/(premiums)	– 0	–	1,501		95
Realized gain (loss)	– 0	–	2,535		– 0	–
Change in unrealized appreciation/depreciation	1,476		2,699		(3,767)
Purchases/Payups	– 0	–	– 0	–	– 0	–
Sales/Paydowns	– 0	–	1,991		(16,884)
Transfers in to Level 3	– 0	–	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–	– 0	–

Balance as of 10/31/16	$3,739		$723,664		$655,946

Net change in unrealized appreciation/depreciation from investments held as of 10/31/16(b)	$1,476		$2,699		$(3,767)

	Warrants		Total
Balance as of 8/31/16	$38,992		$2,571,607
Accrued discounts/(premiums)	– 0	–	2,417
Realized gain (loss)	– 0	–	2,858
Change in unrealized appreciation/depreciation	(2,950)		110,959
Purchases/Payups	19,175		33,912
Sales/Paydowns	– 0	–	(254,491)
Transfers in to Level 3	– 0	–	131,262
Transfers out of Level 3	– 0	–	(472,148)

Balance as of 10/31/16	$55,217		$2,126,376	(c)

Net change in unrealized appreciation/depreciation from investments held as of 10/31/16(b)	$(2,950)		$(25,800)

(a)	The Portfolio held securities with zero market value at period end.

(b)

The unrealized appreciation/(depreciation) is included in net change in unrealized appreciation/(depreciation) on investments and other financial instruments in the accompanying statement of operations.

(c)	There were de minimis transfers under 1% of net assets during the reporting period.

72	• AB HIGH YIELD PORTFOLIO

Notes to Financial Statements

The following presents information about significant unobservable inputs related to the Portfolio’s Level 3 investments at October 31, 2016. Securities priced by i) third party vendors or ii) using prior transaction prices, which approximates fair value, are excluded from the following table.

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 10/31/16	Valuation Technique	Unobservable Input	Input
Bank Loans	$33,041	Recovery Analysis	Liquidation / New Financing Probability And Assigned Discounted Market Values	85% Probability of Liquidation, Using a Value of $10 15% Probability of New Financing, Using a Value of $30
Common Stocks	$57,049	Market Approach	EBITDA* Projection EBITDA* Multiples	$36.5MM 5.7X
	$40,956	Market Approach	EBITDA* Projection EBITDA* Multiples	$94.0MM 8.5X

	$98,005

Warrants	$38,992	Option Price Modeling	Exercise Price Expiration Date EV Volatility%	$6.64 June 2019 50%

*	Earnings before Interest, Taxes, Depreciation and Amortization.

Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. Significant increases (decreases) in New Financing Probability, Assigned Discount Market Values, Exercise Price, Expiration Date, EBITDA Projections and EBITDA Multiple in isolation would be expected to result in a significantly higher (lower) fair value measurement. A significant increase (decrease) in Liquidation Probability and EV Volatility % in isolation would be expected to result in a significant lower (higher) fair value measurement.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any

AB HIGH YIELD PORTFOLIO •	73

Notes to Financial Statements

responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes

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recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior four tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income (or dividend expense) is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend.

Interest income (or interest expense) is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class.

Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are

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Notes to Financial Statements

determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .60% of first $2.5 billion, .55% of the next $2.5 billion and .50% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding expenses associated with acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Portfolio may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annual basis (the “Expense Caps”) to 1.05%, 1.80%, .80%, 1.30%, 1.05%, .80% and .80% of daily average net assets for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. Any fees waived and expenses borne by the Adviser through October 31, 2014 are subject to repayment by the Portfolio until October 31, 2017; any fees waived and expenses borne by the Adviser from November 1, 2014 to July 14, 2015, are subject to repayment by the Portfolio until October 31, 2018; such waivers that are subject to repayment amounted to $189,698 and $288,388, respectively. In any case, no repayment will be made that would cause the Portfolio’s total annual operating expenses to exceed the net fee percentage set forth above. The Expense Caps may not be terminated by the Adviser before January 31, 2018. The Accounting Survivor did not have Expense Caps. For the year ended August 31, 2016, such reimbursements/waivers amounted to $101,767. Prior to July 27, 2016, the Accounting Survivor did not pay an advisory fee. For the period ended October 31, 2016, such reimbursements/waivers amounted to $223,065.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. Prior to the Reorganization, the reimbursement for such services provided to the Accounting Survivor amounted to $48,550. Subsequent to the Reorganization, for the year ended August 31, 2016, the Adviser voluntarily agreed to waive such fees amounting to $8,470. For the period ended October 31, 2016, the Adviser voluntarily agreed to waive such fees amounting to $13,497.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer

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Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $1,915 and $3,465 for the year ended August 31, 2016 and period ended October 31, 2016, respectively.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Portfolio’s shares. The Distributor has advised the Portfolio that it has retained front-end sales charges of $384 from the sale of Class A shares and received $0 and $14 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended August 31, 2016. The Distributor has advised the Portfolio that it has retained front-end sales charges of $627 from the sale of Class A shares and received $0 and $0 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the period ended October 31, 2016.

The AB Fixed-Income Shares, Inc.—Government STIF Portfolio (the “Government STIF Portfolio”), prior to June 1, 2016, was offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and was not available for direct purchase by members of the public. Prior to June 1, 2016, the Government STIF Portfolio paid no advisory fees but did bear its own expenses. As of June 1, 2016, the Government STIF Portfolio, which was renamed “AB Government Money Market Portfolio” (the “Government Money Market Portfolio”), has a contractual advisory fee rate of .20% and continues to bear its own expenses. In connection with the investment by the Portfolio in the Government Money Market Portfolio, the Adviser has agreed to waive its investment advisory fee from the Portfolio in an amount equal to the Portfolio’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the year ended August 31, 2016, such waiver amounted to $2,981. For the period ended October 31, 2016, such waiver amounted to $2,680. A summary of the Portfolio’s transactions in shares of the Government Money Market Portfolio for the period ended October 31, 2016 is as follows:

Market Value 08/31/16 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 10/31/16 (000)	Dividend Income (000)
$8,108	$5,388	$8,158	$5,338	$4

(a)	For the year ended August 31, 2016, the Portfolio received dividend income of $45,587.

Brokerage commissions paid on investment transactions for the period ended October 31, 2016 amounted to $1,810, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

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Notes to Financial Statements

NOTE C

Distribution Services Agreement

The Portfolio has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Portfolio’s average daily net assets attributable to Class A shares, 1% of the Portfolio’s average daily net assets attributable to Class C shares, ..50% of the Portfolio’s average daily net assets attributable to Class R shares and .25% of the Portfolio’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class, Class I and Class Z shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Portfolio’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amounts of $2,534, $111 and $0 for Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D

Purchases and sales of investment securities (excluding short-term investments) for the period ended October 31, 2016 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$8,418,575		$7,217,643
U.S. government securities	– 0	–	– 0	–

Investment Transactions

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency, written options and swap transactions) are as follows:

Cost	$87,226,750

Gross unrealized appreciation	$4,002,550
Gross unrealized depreciation	(5,183,967)

Net unrealized appreciation	$(1,181,417)

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1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the

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Notes to Financial Statements

price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the period ended October 31, 2016, the Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the period ended October 31, 2016, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Portfolio may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform

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under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

At October 31, 2016, the maximum payments for written put options amounted to $1,989,700. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract.

The Portfolio may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

During the period ended October 31, 2016, the Portfolio held purchased options for hedging and non-hedging purposes. During the period ended October 31, 2016, the Portfolio held written

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Notes to Financial Statements

options for hedging and non-hedging purposes. During the period ended October 31, 2016, the Portfolio held written swaptions for non-hedging purposes. During the period ended October 31, 2016, the Portfolio held purchased swaptions for non-hedging purposes.

For the period ended October 31, 2016, the Portfolio had the following transactions in written options:

	Number of Contracts		Premiums Received
Options written outstanding as of 8/31/16	441		$10,914
Options written	381		17,268
Options assigned	– 0	–	– 0	–
Options expired	(721)		(25,156)
Options bought back	– 0	–	– 0	–
Options exercised	– 0	–	– 0	–

Options written outstanding as of 10/31/16	101		$3,026

	Notional Amount		Premiums Received
Swaptions written outstanding as of 8/31/16	3,990,000			$5,586
Swaptions written	– 0	–		– 0	–
Swaptions expired	(3,990,000)			(5,586)
Swaptions bought back	– 0	–		– 0	–
Swaptions exercised	– 0	–		– 0	–

Swaptions written outstanding as of 10/31/16	– 0	–	$	– 0	–

•	Swaps

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets, or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination

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Notes to Financial Statements

value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than

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Notes to Financial Statements

non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the period ended October 31, 2016, the Portfolio held interest rate swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied

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to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same reference obligation with the same counterparty. As of October 31, 2016, the Portfolio had Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sales Contracts which may partially offset the Maximum Payout Amount in the amount of $3,080,000.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

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Notes to Financial Statements

During the period ended October 31, 2016, the Portfolio held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Portfolio may enter into total return swaps in order take a “long” or “short” position with respect to an underlying referenced asset. The Portfolio is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

During the period ended October 31, 2016, the Portfolio held total return swaps for hedging and non-hedging purposes.

The Portfolios typically enter into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the

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Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

During the period ended October 31, 2016, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$2,332	*	Receivable/Payable for variation margin on exchange-traded derivatives	$209,690	*

Credit contracts	Receivable/Payable for variation margin on exchange-traded derivatives	128,847	*	Receivable/Payable for variation margin on exchange-traded derivatives	79,860	*

Equity contracts	Receivable/Payable for variation margin on exchange-traded derivatives	34,332	*

Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	196,117		Unrealized depreciation on forward currency exchange contracts	24,284

Credit contracts	Investments in securities, at value	21,550

Equity contracts	Investments in securities, at value	15,604

Equity contracts				Options written, at value	4,242

Credit contracts	Unrealized appreciation on credit default swaps	135,031		Unrealized depreciation on credit default swaps	285,401

Equity contracts	Unrealized appreciation on total return swaps	12,599		Unrealized depreciation on total return swaps	5,088

Total		$546,412			$608,565

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

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Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives			Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$	– 0	–	$(40,203)

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures		(8,974)		42,808

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities		(25,978)		211,666

Interest rate contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments		(8,514)		6,565

Credit contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments		(23,940)		4,310

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments		(75,611)		34,365

Credit contracts	Net realized gain (loss) on swaptions written; Net change in unrealized appreciation/depreciation of swaptions written		5,586		679

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Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	$25,156	$(9,479)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(25,253)	147,605

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(120,767)	197,866

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	86,960	(94,464)

Total		$(171,335)	$501,718

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the period ended October 31, 2016:

Futures:
Average original value of buy contracts	$4,472,919
Average original value of sale contracts	$1,302,160

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$2,152,675
Average principal amount of sale contracts	$7,218,646

Purchased Options:
Average monthly cost	$61,949

Centrally Cleared Interest Rate Swaps:
Average notional amount	$5,497,000

Credit Default Swaps:
Average notional amount of buy contracts	$4,127,458
Average notional amount of sale contracts	$4,722,890

Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$11,736,941
Average notional amount of sale contracts	$6,365,680

Total Return Swaps:
Average notional amount	$4,744,000

AB HIGH YIELD PORTFOLIO •	89

Notes to Financial Statements

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolio as of October 31, 2016:

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Morgan Stanley & Co., Inc./Morgan Stanley & Co., LLC*	$28,693		$(4,242)		$	– 0	–	$	– 0	–	$24,451

Total	$28,693		$(4,242)		$	– 0	–	$	– 0	–	$24,451

OTC Derivatives:
Bank of America, NA	$942	$	– 0	–	$	– 0	–		– 0	–	$942
Barclays Bank PLC	32,589		(32,589)			– 0	–		– 0	–	– 0	–
Citibank, NA	118,332		(16,832)			– 0	–		– 0	–	101,500
Credit Suisse International	17,925		(17,925)			– 0	–		– 0	–	– 0	–
Deutsche Bank AG	9,389		– 0	–		– 0	–		– 0	–	9,389
Goldman Sachs Bank USA/Goldman Sachs International	85,371		(85,371)			– 0	–		– 0	–	– 0	–
JPMorgan Chase Bank/JPMorgan Chase Bank, NA	17,638		– 0	–		– 0	–		– 0	–	17,638
Morgan Stanley Capital Services, Inc./Morgan Stanley & Co. International PLC/Morgan Stanley Capital Services LLC	12,983		(7,840)			– 0	–		– 0	–	5,143
State Street Bank & Trust Co.	93,503		(16,444)			– 0	–		– 0	–	77,059

Total	$388,672		$(177,001)		$	– 0	–	$	– 0	–	$211,671	^

90	• AB HIGH YIELD PORTFOLIO

Notes to Financial Statements

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset	Cash Collateral Pledged**	Security Collateral Pledged	Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Citigroup Global Markets, Inc.*	$1,133	$	– 0	–	$(1,133)	$	– 0	–	$	– 0	–
Morgan Stanley & Co., Inc./Morgan Stanley & Co., LLC*	4,242	(4,242)	– 0	–	– 0	–	– 0	–

Total	$5,375	$(4,242)	$(1,133)	$	– 0	–	$	– 0	–

OTC Derivatives:
Barclays Bank PLC	$116,697	$(32,589)	$	– 0	–	$	– 0	–	$84,108
Citibank, NA	16,832	(16,832)	– 0	–	– 0	–	– 0	–
Credit Suisse International	66,894	(17,925)	– 0	–	– 0	–	48,969
Goldman Sachs Bank USA/Goldman Sachs International	507,771	(85,371)	– 0	–	– 0	–	422,400
Morgan Stanley Capital Services, Inc./Morgan Stanley & Co. International PLC/Morgan Stanley Capital Services LLC	7,840	(7,840)	– 0	–	– 0	–	– 0	–
State Street Bank & Trust Co.	16,444	(16,444)	– 0	–	– 0	–	– 0	–

Total	$732,478	$(177,001)	$	– 0	–	$	– 0	–	$555,477	^

*	Cash has been posted for initial margin requirements for exchange-traded derivatives outstanding at October 31, 2016.

**	The actual collateral received/pledged is more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio

AB HIGH YIELD PORTFOLIO •	91

Notes to Financial Statements

and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Reverse Repurchase Agreements

The Portfolio may enter into reverse repurchase transactions (“RVP”) in accordance with the terms of a Master Repurchase Agreement (“MRA”), under which the Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value comparable to the repurchase price. Under the MRA and other Master Agreements, the Portfolio is permitted to offset payables and/or receivables with collateral held and/or posted to the counterparty and create one single net payment due to or from the Portfolio in the event of a default. In the event of a default by a MRA counterparty, the Portfolio may be considered an unsecured creditor with respect to any excess collateral (collateral with a market value in excess of the repurchase price) held by and/or posted to the counterparty, and as such the return of such excess collateral may be delayed or denied. During the period ended October 31, 2016, the Portfolio had no transactions in reverse repurchase agreements.

4. Loan Participations and Assignments

The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or by buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). A loan is often administered by a bank or other financial institution (the “Lender”) that acts as agent for all holders. The agent administers the term of the loan as specified in the loan agreement. When investing in Participations, the Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. In addition, when investing in Participations, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender and only upon receipt of payments by the Lender from the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the Lender. When the Portfolio purchases Assignments from Lenders, it will typically acquire direct rights against the borrower on the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than six months) pending

92	• AB HIGH YIELD PORTFOLIO

Notes to Financial Statements

arrangement of more permanent financing through, for example, the issuance of bonds, frequently high-yield bonds issued for the purpose of acquisitions. The Portfolio may also participate in unfunded loan commitments, which are contractual obligations for investing in future Participations, may receive a commitment fee based on the amount of the commitment. Under these arrangements, the Portfolio may receive a fixed rate commitment fee and, if and to the extent the borrower borrows under the facility, the Portfolio may receive an additional funding fee. Unfunded loan commitments and funded loans are marked to market daily.

During the period ended October 31, 2016, the Portfolio had no commitments outstanding and received no commitment fees or additional funding fees.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares					Amount
	September 1, 2016 to October 31, 2016(a)	Year Ended August 31, 2016		Year Ended August 31, 2015		September 1, 2016 to October 31, 2016(a)	Year Ended August 31, 2016		Year Ended August 31, 2015

Class A(b)
Shares sold	39,040	106,432		– 0	–	$368,413	$996,211		$	– 0	–

Shares issued in reinvestment of dividends	585	630		– 0	–	5,529	5,916			– 0	–

Shares redeemed	(20,179)	(1,136)		– 0	–	(191,313)	(10,687)			– 0	–

Net increase	19,446	105,926		– 0	–	$182,629	$991,440		$	– 0	–

Class C(b)
Shares sold	18,904	19,881		– 0	–	$179,153	$186,096		$	– 0	–

Shares issued in reinvestment of dividends	105	87		– 0	–	997	816			– 0	–

Shares redeemed	(106)	– 0	–	– 0	–	(995)	– 0	–		– 0	–

Net increase	18,903	19,968		– 0	–	$179,155	$186,912		$	– 0	–

AB HIGH YIELD PORTFOLIO •	93

Notes to Financial Statements

	Shares					Amount
	September 1, 2016 to October 31, 2016(a)		Year Ended August 31, 2016	Year Ended August 31, 2015		September 1, 2016 to October 31, 2016(a)			Year Ended August 31, 2016	Year Ended August 31, 2015

Advisor Class(b)
Shares sold	73,845		217,581	– 0	–		$699,053		$2,039,971	$	– 0	–

Shares issued in reinvestment of dividends	1,480		1,146	– 0	–		13,990		10,763		– 0	–

Shares redeemed	(4,951)		(209)	– 0	–		(46,563)		(1,957)		– 0	–

Net increase	70,374		218,518	– 0	–		$666,480		$2,048,777	$	– 0	–

Class R(b)
Shares sold	59		3,196	– 0	–		$560		$29,918	$	– 0	–

Shares issued in reinvestment of dividends	14		14	– 0	–		137		130		– 0	–

Net increase	73		3,210	– 0	–		$697		$30,048	$	– 0	–

Class K(b)
Shares sold	– 0	–	1,000	– 0	–	$	– 0	–	$9,364	$	– 0	–

Net increase	– 0	–	1,000	– 0	–	$	– 0	–	$9,364	$	– 0	–

Class I(b)
Shares sold	– 0	–	1,790,331	– 0	–	$	– 0	–	$16,762,629	$	– 0	–

Net increase	– 0	–	1,790,331	– 0	–		$0		$16,762,629	$	– 0	–

Class Z
Shares sold	– 0	–	247,023	611,033		$	– 0	–	$2,284,326		$6,358,714

Shares issued in reinvestment of dividends	51,603		1,887,844	2,387,311			487,381		17,643,285		24,694,123

Shares issued in connection with the Reorganization	– 0	–	7,289,875	– 0	–	$	– 0	–	$68,233,326	$	– 0	–

Shares redeemed	(342,633)		(34,787,674)	(3,925,769)			(3,241,490)		(329,611,824)		(40,460,867)

Net decrease	(291,030)		(25,362,932)	(927,425)			$(2,754,109)		$(241,450,887)		$(9,408,030)

(a)	The Portfolio changed its fiscal year end from August 31 to October 31.

(b)	Inception date of July 26, 2016.

NOTE F

Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest

94	• AB HIGH YIELD PORTFOLIO

Notes to Financial Statements

rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, negative perceptions of the junk bond market generally and less secondary market liquidity.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing

AB HIGH YIELD PORTFOLIO •	95

Notes to Financial Statements

money. The use of derivative instruments by the Portfolio, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory, or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Diversification Risk—The Portfolio may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio’s NAV.

Liquidity Risk—Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of Portfolio shares. Over recent years, liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

96	• AB HIGH YIELD PORTFOLIO

Notes to Financial Statements

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the period ended October 31, 2016.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal period ended October 31, 2016, year ended August 31, 2016 and year ended August 31, 2015 were as follows:

	October 2016	August 2016	August 2015
Distributions paid from:
Ordinary income	$636,717	$17,740,058	$24,694,123

Total taxable distributions paid	$636,717	$17,740,058	$24,694,123

As of October 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$211,079
Accumulated capital and other losses	(22,535,343	)(a)
Unrealized appreciation/(depreciation)	(1,332,781	)(b)

Total accumulated earnings/(deficit)	$(23,657,045	)(c)

(a)	As of October 31, 2016, the Portfolio had net capital loss carryforward of $22,535,343.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps and the realization for tax purposes of gains/losses on certain derivative instruments.

(c)	The differences between book-basis and tax-basis components of accumulated earnings/ (deficit) are attributable primarily to the tax treatment of defaulted securities and dividends payable.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These postenactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation. As of October 31, 2016, the Portfolio had a net short-term capital loss carryforward of $6,348,256, and a net long-term capital loss of $3,720,194 which may be carried forward for an indefinite period. The utilization of some of these losses could potentially be subject to merger related limitations under the Internal Revenue Code. The fund also has a net pre-enactment short term capital loss carryforward of $12,466,893 which will expire in 2017.

AB HIGH YIELD PORTFOLIO •	97

Notes to Financial Statements

During the current fiscal year, permanent differences primarily due to the tax treatment of swaps, reclassifications of foreign currency and paydown gains/losses, and the tax treatment of proceeds from the sale of defaulted securities resulted in a net decrease in undistributed net investment income, a net decrease in accumulated net realized loss on investment and foreign currency transactions, and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE I

Merger and Reorganization

At a meeting held May 3-5, 2016, the Board, on behalf of the Portfolio, and the Board of Trustees of the Accounting Survivor, approved the Reorganization Agreement providing for the tax-free acquisition by the Portfolio of the assets and liabilities of the Accounting Survivor. The acquisition was completed at the close of business July 26, 2016. The Portfolio’s fiscal year end changed to October 31, effective in 2016. Pursuant to the Reorganization Agreement, the assets and liabilities of the Accounting Survivor’s shares were transferred in exchange for the Portfolio’s Class Z shares, in a tax-free exchange as follows:

	Shares outstanding before the Reorganization	Shares outstanding immediately after the Reorganization		Aggregate net assets before the Reorganization		Aggregate net assets immediately after the Reorganization
Accounting Survivor	7,254,378	– 0	–	$68,233,326	+	$	– 0	–
The Portfolio	2,097,920	9,387,795		$19,642,348	++		$87,875,674

+	Includes undistributed net investment income of $404,396 and unrealized depreciation on investments of $1,497,163, with a fair value of $60,408,577 and identified cost of $61,905,740.

++	Includes unrealized depreciation of $370,906.

For financial reporting purposes, assets received and shares issued by the Portfolio were recorded at fair value; however, the cost basis of the investments received from the Accounting Survivor was carried forward to align ongoing reporting of the Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

NOTE J

New Accounting Pronouncements

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2015-07 (the “ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for investments that are eligible to be measured

98	• AB HIGH YIELD PORTFOLIO

Notes to Financial Statements

at fair value using the net asset value per share practical expedient but do not utilize that practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. Management has evaluated the implications of these changes and there will be no impact to the financial statements.

NOTE K

Other

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the financial statements and related disclosures.

NOTE L

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

AB HIGH YIELD PORTFOLIO •	99

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	September 1, 2016 to October 31, 2016(a)		July 26, 2016(b) to August 31, 2016

Net asset value, beginning of period	$ 9.44		$ 9.36

Income From Investment Operations
Net investment income(c)(d)	.08	#	.05
Net realized and unrealized gain on investment and foreign currency transactions	.01		.07 †

Net increase in net asset value from operations	.09		.12

Less: Dividends
Dividends from net investment income	(.07)		(.04)

Net asset value, end of period	$ 9.46		$ 9.44

Total Return
Total investment return based on net asset value(e)	0.90	%#	1.33%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,186		$1,000
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)^	1.03	%(g)	1.06%
Expenses, before waivers/reimbursements(f)^	3.25	%(g)	2.71%
Net investment income(d)^	4.81	%#	5.13%
Portfolio turnover rate	9%		44%

See footnote summary on pages 107-108.

100	• AB HIGH YIELD PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	September 1, 2016 to October 31, 2016(a)		July 26, 2016(b) to August 31, 2016

Net asset value, beginning of period	$ 9.44		$ 9.36

Income From Investment Operations
Net investment income(c)(d)	.06	#	.04
Net realized and unrealized gain on investment and foreign currency transactions	.01		.08 †

Net increase in net asset value from operations	.07		.12

Less: Dividends
Dividends from net investment income	(.05)		(.04)

Net asset value, end of period	$ 9.46		$ 9.44

Total Return
Total investment return based on net asset value(e)	.78	%#	1.25%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$368		$188
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)^	1.78	%(g)	1.81%
Expenses, before waivers/reimbursements(f)^	4.29	%(g)	3.47%
Net investment income(d)^	4.15	%#	4.36%
Portfolio turnover rate	9%		44%

See footnote summary on pages 107-108.

AB HIGH YIELD PORTFOLIO •	101

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	September 1, 2016 to October 31, 2016(a)		July 26, 2016(b) to August 31, 2016

Net asset value, beginning of period	$ 9.44		$ 9.36

Income From Investment Operations
Net investment income(c)(d)	.08	#	.05
Net realized and unrealized gain on investment and foreign currency transactions	.01		.08 †

Net increase in net asset value from operations	.09		.13

Less: Dividends
Dividends from net investment income	(.07)		(.05)

Net asset value, end of period	$ 9.46		$ 9.44

Total Return
Total investment return based on net asset value(e)	.94	%‡#	1.35%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,733		$2,063
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)^	.78	%(g)	.81%
Expenses, before waivers/reimbursements(f)^	3.18	%(g)	2.41%
Net investment income(d)^	4.90	%#	5.30%
Portfolio turnover rate	9%		44%

See footnote summary on pages 107-108.

102	• AB HIGH YIELD PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	September 1, 2016 to October 31, 2016(a)		July 26, 2016(b) to August 31, 2016

Net asset value, beginning of period	$ 9.44		$ 9.36

Income From Investment Operations
Net investment income(c)(d)	.07	#	.04
Net realized and unrealized gain on investment and foreign currency transactions	.01		.08 †

Net increase in net asset value from operations	.08		.12

Less: Dividends
Dividends from net investment income	(.06)		(.04)

Net asset value, end of period	$ 9.46		$ 9.44

Total Return
Total investment return based on net asset value(e)	.86	%‡#	1.30%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$31		$30
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)^	1.28	%(g)	1.30%
Expenses, before waivers/reimbursements(f)^	3.14	%(g)	2.70%
Net investment income(d)^	4.48	%#	4.80%
Portfolio turnover rate	9%		44%

See footnote summary on pages 107-108.

AB HIGH YIELD PORTFOLIO •	103

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	September 1, 2016 to October 31, 2016(a)		July 26, 2016(b) to August 31, 2016

Net asset value, beginning of period	$ 9.44		$ 9.36

Income From Investment Operations
Net investment income(c)(d)	.08	#	.05
Net realized and unrealized gain on investment and foreign currency transactions	.01		.07 †

Net increase in net asset value from operations	.09		.12

Less: Dividends
Dividends from net investment income	(.07)		(.04)

Net asset value, end of period	$ 9.46		$ 9.44

Total Return
Total investment return based on net asset value(e)	.91	%‡#	1.33%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$9		$9
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)^	1.03	%(g)	1.05%
Expenses, before waivers/reimbursements(f)^	2.67	%(g)	2.38%
Net investment income(d)^	4.74	%#	5.12%
Portfolio turnover rate	9%		44%

See footnote summary on pages 107-108.

104	• AB HIGH YIELD PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	September 1, 2016 to October 31, 2016(a)		July 26, 2016(b) to August 31, 2016

Net asset value, beginning of period	$ 9.44		$ 9.36

Income From Investment Operations
Net investment income(c)(d)	.08	#	.05
Net realized and unrealized gain on investment and foreign currency transactions	.01		.08 †

Net increase in net asset value from operations	.09		.13

Less: Dividends
Dividends from net investment income	(.07)		(.05)

Net asset value, end of period	$ 9.46		$ 9.44

Total Return
Total investment return based on net asset value(e)	.94	%‡#	1.35%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$16,936		$16,899
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)^	.78	%(g)	.81%
Expenses, before waivers/reimbursements(f)^	2.39	%(g)	2.06%
Net investment income(d)^	4.97	%#	5.38%
Portfolio turnover rate	9%		44%

See footnote summary on pages 107-108.

AB HIGH YIELD PORTFOLIO •	105

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class Z
	September 1, 2016 to October 31, 2016(a)		Year Ended August 31,
			2016(h)		2015(h)	2014(h)	2013(h)		2012(h)

Net asset value, beginning of period	$ 9.43		$ 9.87		$ 10.85	$ 10.33	$ 10.26		$ 9.66

Income From Investment Operations
Net investment income(c)	.08	(d)#	.60	(d)	.67	.72	.75		.76
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.01		(.04)		(.91 )†	.53 †	.18	†	.53 †

Net increase (decrease) in net asset value from operations	.09		.56		(.24)	1.25	.93		1.29

Less: Dividends
Dividends from net investment income	(.07)		(1.00)		(.74)	(.73)	(.86)		(.69)

Net asset value, end of period	$ 9.45		$ 9.43		$ 9.87	$ 10.85	$ 10.33		$ 10.26

Total Return
Total investment return based on net asset value(e)	.94	%‡#	6.19	%*	(2.27)%*	12.44%	9.24%		13.95%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$65,177		$67,780		$322,839	$364,934	$366,553		$397,208
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.78	%(f)(g)^	.25	%(f)	.13%	.11%	.09	%(f)	.07%
Expenses, before waivers/reimbursements	2.39	%(f)(g)^	.30	%(f)	.13%	.11%	.09	%(f)	.07%
Net investment income	4.96	%(d)^#	6.41	%(d)	6.45%	6.68%	7.15%		7.87%
Portfolio turnover rate	9%		44%		51%	54%	63%		57%

See footnote summary on pages 107-108.

106	• AB HIGH YIELD PORTFOLIO

Financial Highlights

(a)	The Portfolio changed its fiscal year end from August 31 to October 31.

(b)	Inception date.

(c)	Based on average shares outstanding.

(d)	Net of fees and expenses waived and reimbursed by the Adviser.

(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	The expense ratios presented below exclude interest expense:

	September 1, 2016 to October 31, 2016(a)	Year Ended August 31,
		2016	2015	2014	2013	2012
Class A
Net of waivers/reimbursements^	N/A	1.05%
Before waivers/reimbursements^	N/A	2.70%
Class C
Net of waivers/reimbursements^	N/A	1.80%
Before waivers/reimbursements^	N/A	3.46%
Advisor Class
Net of waivers/reimbursements^	N/A	.80%
Before waivers/reimbursements^	N/A	2.40%
Class R
Net of waivers/reimbursements^	N/A	1.30%
Before waivers/reimbursements^	N/A	2.70%
Class K
Net of waivers/reimbursements^	N/A	1.05%
Before waivers/reimbursements^	N/A	2.38%
Class I
Net of waivers/reimbursements^	N/A	.80%
Before waivers/reimbursements^	N/A	2.06%
Class Z
Net of waivers/reimbursements	N/A	.25%	N/A	N/A	.09%	N/A
Before waivers/reimbursements	N/A	.29%	N/A	N/A	.09%	N/A

AB HIGH YIELD PORTFOLIO •	107

Financial Highlights

(g)	Expense ratios do not include expenses of the AB mutual funds in which the Portfolio invests. For the period shown below, the acquired fund fees of the AB mutual funds was as follow:

September 1, 2016 to October 31, 2016(a)
.02%

(h)	On the date of Reorganization, the accounting and performance history of the Accounting Survivor was retained as that of the Portfolio (see Note A). As a result, the per share table has been adjusted for the prior periods presented to reflect the transaction. The conversion ratio used was 1.00489316, as the Accounting Survivor’s NAV was $9.4058 while the Portfolio’s NAV was $9.36 on the date of Reorganization.

†	Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Portfolio’s change in net realized and unrealized gain (loss) on investment transactions for the period.

^	Annualized.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended August 31, 2016 and August 31, 2015 by 0.02% and 0.09%, respectively.

‡	The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

#	For the period ended October 31, 2016 the amount includes a non-recurring refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.003	.20%	.03%

See notes to financial statements.

108	• AB HIGH YIELD PORTFOLIO

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of AB High Yield Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AB High Yield Portfolio (the “Fund”), one of the portfolios constituting the AB Bond Fund, Inc., as of October 31, 2016, and the related statements of operations for the period September 1, 2016 to October 31, 2016 and the year ended August 31, 2016, the statements of changes in net assets for the period September 1, 2016 to October 31, 2016 and each of the two years in the period ended August 31, 2016, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AB High Yield Portfolio, one of the portfolios constituting the AB Bond Fund, Inc., at October 31, 2016, and the results of its operations for the period September 1, 2016 to October 31, 2016 and the year ended August 31, 2016, the changes in its net assets for the period September 1, 2016 to October 31, 2016 and each of the two years in the period ended August 31, 2016, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 30, 2016

AB HIGH YIELD PORTFOLIO •	109

Report of Independent Registered Public Accounting Firm

2016 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended October 31, 2016. For corporate shareholders, 1.38% of dividends paid qualify for the dividends received deduction. For foreign shareholders, 66.89% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

For the taxable year ended October 31, 2016, the Portfolio designates $29,740 as the maximum amount that may be considered qualified dividend income for individual shareholders.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2017.

110	• AB HIGH YIELD PORTFOLIO

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1) , Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Gershon M. Distenfeld(2) , Vice President Sherif M. Hamid(2) , Vice President Douglas J. Peebles(2) , Vice President

Ivan Rudolph-Shabinsky(2), Vice President

Ashish C. Shah(2), Vice President

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Emilie D. Wrapp, Secretary

Stephen M. Woetzel, Controller

Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund are made by the High Yield Investment Team. Messrs. Distenfeld, Hamid, Peebles, Rudolph-Shabinksy and Shah are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

AB HIGH YIELD PORTFOLIO •	111

Board of Directors

MANAGEMENT OF THE FUND

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIP CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR
Robert M. Keith, + 1345 Avenue of the Americas New York, NY 10105 56 (2014)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	108	None

112	• AB HIGH YIELD PORTFOLIO

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIP CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS
Marshall C. Turner, Jr.# Chairman of the Board 75 (2014)	Private Investor since prior to 2011. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	108	Xilinx, Inc. (programmable logic semi- conductors) since 2007

John H. Dobkin, # 74 (2014)	Independent Consultant since prior to 2011. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992, and as Chairman of the Audit Committees of a number of such AB Funds from 2001-2008.	108	None

AB HIGH YIELD PORTFOLIO •	113

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIP CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, # 72 (2014)	Private Investor since prior to 2011. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	108	Asia Pacific Fund, Inc. (registered investment company) since prior to 2011

William H. Foulk, Jr., # 84 (2014)	Investment Adviser and an Independent Consultant since prior to 2011. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	108	None

114	• AB HIGH YIELD PORTFOLIO

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIP CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
D. James Guzy, # 80 (2014)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2011. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2011 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	108	None

Nancy P. Jacklin, # 68 (2014)	Private Investor since prior to 2011. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	108	None

AB HIGH YIELD PORTFOLIO •	115

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIP CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Carol C. McMullen, # 61 (2016)	Managing Director of Slalom Consulting (consulting) since 2014 and private investor; Director of Norfolk & Dedham Group (mutual property and casualty insurance) since 2011; and Director of Partners Community Physicians Organization (healthcare) since 2014. Formerly, Managing Director of The Crossland Group (consulting) from 2012 to 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and nonprofit boards, and as a director or trustee of the AB Funds since June 2016.	108	None

116	• AB HIGH YIELD PORTFOLIO

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIP CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, # 64 (2014)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995) where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	108	None

Earl D. Weiner, # 77 (2014)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	108	None

AB HIGH YIELD PORTFOLIO •	117

Management of the Fund

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

+	Mr. Keith is an “interested person” of the Portfolio as defined in the Investment Company Act of 1940, due to his position as a Senior Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

118	• AB HIGH YIELD PORTFOLIO

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS*, AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 56	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 71	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Gershon M. Distenfeld 41	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2011.

Sherif M. Hamid 41	Vice President	Senior Vice President of the Adivser**, which he has been associated since 2013. Prior thereto, he served as head of European Credit Strategy for Barclays Capital since prior to 2011.

Douglas J. Peebles, 51	Vice President	Senior Vice President of the Adviser,** with which he has been associated since 2011.

Ivan Rudolph-Shabinsky 52	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2011.

Ashish C. Shah 46	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2011.

Emilie D. Wrapp 61	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2011.

Joseph J. Mantineo 57	Treasurer and Chief Financial Officer	Senior Vice President of ABIS**, with which he has been associated since prior to 2011.

Vincent S. Noto 52	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2011.

Stephen M. Woetzel 45	Controller	Vice President of ABIS**, with which he has been associated since prior to 2011.

AB HIGH YIELD PORTFOLIO •	119

Management of the Fund

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at 1-(800) 227-4618, or visit www.ABfunds.com, for a free prospectus or SAI.

120	• AB HIGH YIELD PORTFOLIO

Management of the Fund

Information Regarding the Review and Approval of the Portfolio’s Investment Advisory Contract

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Investment Advisory Contract (the “Advisory Agreement”) with the Adviser in respect of AB High Yield Portfolio (the “Portfolio”) at a meeting held on November 3-5, 2015.

Prior to approval of the continuance of the Advisory Agreement in respect of the Portfolio, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio, and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the

AB HIGH YIELD PORTFOLIO •	121

investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other members of the investment team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Portfolio by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for the period ended December 31, 2014 that had been prepared with an expense limitation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries that provide transfer agency and distribution services to the Portfolio. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors noted that the Adviser’s relationship with the Portfolio was not profitable to it in 2014.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Portfolio, including, but not limited to,

122	• AB HIGH YIELD PORTFOLIO

benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Portfolio’s shares and transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser. The directors recognized that the Portfolio’s unprofitability to the Adviser would be exacerbated without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. At the November 2015 meeting, the directors reviewed information prepared by Broadridge showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Broadridge (the “Performance Group”) and as compared with that of a broad array of funds selected by Broadridge (the “Performance Universe”), and information prepared by the Adviser showing the performance of the Class A Shares as compared with the Barclays U.S. High Yield Index (2% Issuer Cap) (the “Index”), in each case for the 1-year period ended July 31, 2015 and (in the case of comparisons with the Index) the period since inception (July 2014 inception). The directors noted that the Portfolio was in the 2nd quintile of the Performance Group and 3rd quintile of the Performance Universe for the 1-year period. The Portfolio lagged the Index in the 1-year period and outperformed the Index in the period since inception. Based on their review, the directors concluded that the Portfolio’s performance was satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Broadridge concerning advisory fee rates paid by other funds in the same Broadridge category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors noted that, at the Portfolio’s current size, its contractual effective advisory fee rate of 60 basis points was lower than the Expense Group median. The directors noted that the expense reimbursement was 10 basis points in the Portfolio’s latest fiscal period, and that as a result the rate of total compensation received by the Adviser pursuant to the Advisory Agreement was more than the Expense Group median.

The directors also considered the advisory fees the Adviser charges non-fund clients pursuing a similar investment style. For this purpose, they

AB HIGH YIELD PORTFOLIO •	123

reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer. The directors noted that the institutional fee schedule and the Portfolio’s fee schedule started at different rates and that the institutional fee schedule had breakpoints at lower asset levels. The application of the institutional fee schedule to the Portfolio’s net assets would result in a fee rate lower than the rate at the same asset level provided in the Portfolio’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those on the schedule reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the AB Funds relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, as well as the difference in fee structure, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Portfolio invests in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures for a fund or to temporarily “equitize” cash inflows pending purchases of underlying securities, that the advisory fee for the Portfolio would be paid for services that would be in addition to, rather than duplicative of, the services to be provided under the advisory contracts of the ETFs.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Broadridge: an Expense Group and an Expense Universe. Broadridge described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group than the Expense Group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal period and reflected fee waivers and/or expense

124	• AB HIGH YIELD PORTFOLIO

reimbursements as a result of an expense limitation agreement between the Adviser and the Fund in respect of the Portfolio. The directors noted that it was likely that the expense ratios of some of the other funds in the Portfolio’s Broadridge category also were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The directors noted that the Portfolio’s total expense ratio, reflecting a cap by the Adviser, was lower than the Expense Group median and the same as the Expense Universe median. The directors concluded that the Portfolio’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2015 meetings. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s shareholders would benefit from a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

AB HIGH YIELD PORTFOLIO •	125

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund*

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

FIXED INCOME (continued)

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

MULTI-ASSET (continued)

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

* Prior to November 1, 2016, the Fund was named Global Thematic Growth Fund.

126	• AB HIGH YIELD PORTFOLIO

AB Family of Funds

NOTES

AB SHORT DURATION PORTFOLIO •	127

NOTES

128	• AB HIGH YIELD PORTFOLIO

NOTES

AB HIGH YIELD PORTFOLIO •	129

NOTES

130	• AB HIGH YIELD PORTFOLIO

NOTES

AB HIGH YIELD PORTFOLIO •	131

NOTES

132	• AB HIGH YIELD PORTFOLIO

AB HIGH YIELD PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

HY-0151-1016

OCT    10.31.16

ANNUAL REPORT

AB INCOME FUND

Investment Products Offered

•Are Not FDIC Insured •May Lose Value •Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

December 16, 2016

Annual Report

This report provides management’s discussion of fund performance for AB Income Fund (the “Fund”) for the annual reporting period ended October 31, 2016.

The Fund is newly organized. The Fund acquired the assets and liabilities of AllianceBernstein Income Fund, Inc., a closed-end fund (the “Predecessor Fund”), on April 22, 2016 (the “Reorganization”). AllianceBernstein L.P. (the “Adviser”) was the investment adviser for the Predecessor Fund, and the day-to-day management of, and investment decisions for, the Fund and the Predecessor Fund are made by the same portfolio managers. The Fund has the same investment objective as the Predecessor Fund and similar investment strategies and policies except as noted. Like the Predecessor Fund, the Fund has a principal investment strategy to normally invest at least 80% of its net assets in income-producing securities. The Fund differs from the Predecessor Fund in that the Fund has a non-fundamental policy of normally investing at least 65% of its total assets in securities of US and foreign governments, and repurchase agreements relating to US government securities, while the Predecessor Fund had a fundamental policy of investing at least 65% of its total assets in securities of the US government, and repurchase agreements relating thereto. The Fund invests at least 65% of its total assets in securities denominated in US dollars. In addition, the Fund has higher expenses

(including transfer agency and shareholder servicing fees), and a different advisory fee arrangement than the Predecessor Fund. The Fund is expected to be managed with somewhat less leverage and somewhat higher cash balances than the Predecessor Fund due to differences between an open-end fund and a closed-end fund.

Investment Objectives and Policies

The investment objective of the Fund is to seek high current income consistent with preservation of capital. The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets in income-producing securities. The Fund also normally invests at least 65% of its total assets in securities of US and foreign governments, their agencies or instrumentalities and repurchase agreements relating to US government securities.

The Fund normally invests at least 65% of its total assets in US dollar-denominated securities. The Fund may also invest up to 35% of its total assets in non-government fixed-income securities, including corporate debt securities, non-government mortgage-backed and other asset-backed securities, certificates of deposit and commercial paper. The Fund may invest up to 35% of its net assets in below investment-grade securities (commonly known as “junk bonds”). The Fund may invest no more than 25% of its total assets in securities of issuers in any one country other than the US. The

AB INCOME FUND •	1

Fund’s investments in foreign securities may include investments in securities of emerging-market countries or of issuers in emerging markets.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risks and return characteristics as well as the securities’ impact on the overall risks and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund’s other holdings. The Fund may invest in fixed-income securities with any maturity or duration.

The Fund expects to utilize derivatives, such as options, futures contracts, forwards and swaps to a significant extent. The Fund may, for example, use credit default, interest rate and total return swaps to establish exposure to the fixed-income markets or particular fixed-income securities. Derivatives may provide a more efficient and economical exposure to market segments than direct investments, and may also be a more efficient way to alter the Fund’s exposure. The Fund may also enter into transactions such as reverse repurchase agreements that are similar to borrowings for investment purposes. The Fund’s use of derivatives and these borrowing transactions may create aggregate exposure that is substantially in excess of its net assets, effectively leveraging the Fund.

Investment Results

The table on page 8 provides performance data for the Fund and its benchmark, the Bloomberg Barclays US Aggregate Bond Index, for the six- and 12-month periods ended October 31, 2016 for Advisor Class shares; Class A and Class C shares are shown for the six-month period and period since inception ended October 31, 2016.

All share classes of the Fund outperformed the benchmark for all three periods, before sales charges. Sector allocation contributed most to relative performance in the three periods, due to an overweight position in high-yield corporates and exposures to agency risk-sharing transactions, non-agency mortgages and emerging-market corporate bonds. An overweight in US Treasuries and underweight to investment-grade corporates detracted in the three periods. Currency selection contributed in all three periods, as long positions in the Brazilian real and South African rand and an underweight in the British pound more than offset losses from a long position in the Swedish krona. In the 12-month period, a long position in the Russian ruble also contributed, while a short in the Canadian dollar detracted; in the six-month period a long in the Mexican peso also detracted.

Country allocation added modestly to relative performance in the three periods, primarily because of an overweight to Brazil. Security selection detracted in the 12-month

2	• AB INCOME FUND

period because of selections within investment-grade corporates and commercial mortgage-backed securities. Security selection contributed during the six-month period, because of selection within investment-grade corporates. Yield-curve positioning detracted in the three periods, with losses from underweights in the short and long parts of the curve, though gains from overweights to five- and 10-year maturities added to performance.

During the three periods, the Fund utilized derivatives including Treasury futures and interest rate swaps to manage the overall duration positioning of the Fund. Credit default swaps were utilized for hedging and investment purposes. The Fund utilized currency forwards to manage active currency positions as well as for hedging purposes. Purchased and written options and inflation swaps were used for hedging and non-hedging purposes.

Market Review and Investment Strategy

The Bloomberg Barclays US Aggregate Bond Index increased in absolute terms over the 12-month period ended October 31, 2016, as global growth trends and central bank action in the world’s largest economies continued to diverge. After declining through the end of 2015 and beginning of 2016, oil prices rebounded through much of the period on the back of decreased global supply—which contributed to a rally in emerging-market debt sectors—though prices moved downward in October on the market’s rising skepticism that OPEC would reach a deal to limit crude production. Emerging-market sentiment was further boosted on positive political developments in Argentina and Brazil toward the end of the period.

In December 2015, the US Federal Reserve (the “Fed”) hiked rates for the first time in over nine years—a move that had been well-telegraphed and widely anticipated, and was generally accepted smoothly by bond investors. After some slower-than-expected US economic data through the first half of 2016, the Fed’s tone turned more hawkish in September (despite rates remaining unchanged) on the back of continued strengthening in the US labor market and growth in economic activity. In October, third quarter US GDP posted its best quarterly gain in two years (largely because of a surge in agricultural exports).

Central banks around the globe cut rates during the annual period, with some, including the Bank of Japan and the European Central Bank, dipping into negative rate territory. Volatility in Europe (and globally) spiked sharply in June after the UK voted to leave the European Union, a decision that was largely a surprise to investors. While investors initially responded by selling risk-sensitive assets, markets outside Europe quickly recovered. European markets began to stabilize as well,

AB INCOME FUND •	3

helped by the Bank of England’s first rate cut in seven years—to an historic low—and an aggressive asset-purchase program. Elsewhere, central banks in Australia and New Zealand also moved rates to record lows, while fiscal and monetary policy developments in Japan disappointed investors, who were expecting rate cuts or additional quantitative easing.

Yields in most developed markets fell in the 12-month period, with UK yields reaching historic lows in the months following the Brexit referendum in June. At the end of the period, trillions of dollars’ worth of government debt around the world lingered in negative territory. Developed-market treasuries generally outperformed emerging-market local-currency government bonds and investment-grade credit securities, but lagged the rally in global high yield. Energy and basics were among the top performing sectors in each period, largely due to positive oil price action, while consumer-related sectors lagged the rising market.

On November 8, 2016, Donald Trump was elected as the 45th president of the United States, and the Congressional election outcome resulted in the Republican Party maintaining control of both the House of Representatives and the Senate. The Adviser believes that it will take time before the world has a clearer picture of the short- and long-term impact of the elections on the US economy and markets in general. The Adviser continues to monitor the markets, including for potential market volatility.

4	• AB INCOME FUND

DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Barclays US Aggregate Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Barclays US Aggregate Bond Index represents the performance of securities within the US investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities. The Index is not leveraged, whereas the Fund utilizes leverage. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities Risk: Investments in fixed-income securities with lower ratings (often referred to as “junk bonds”) are subject to higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, negative perceptions of the junk bond market generally and less secondary market liquidity. These securities are often able to be “called” or repurchased by the issuer prior to their maturity date, forcing the Fund to reinvest the proceeds, possibly at a lower rate of return.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to a heightened risk of rising rates as the current period of historically low interest rates ends. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to the full

(Disclosures, Risks and Note about Historical Performance continued on next page)

AB INCOME FUND •	5

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline, as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Liquidity Risk: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Over recent years, liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Mortgage-Backed and/or Other Asset-Backed Securities Risk: Investments in mortgage-backed and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling

(Disclosures, Risks and Note about Historical Performance continued on next page)

6	• AB INCOME FUND

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

The information shown on the following pages for Advisor Class shares reflects the historical performance of the Predecessor Fund based on its NAV. The performance information shown on the following pages is for the Predecessor Fund and may not be representative of performance of the Fund. The Predecessor Fund’s performance would have been lower than that shown had it operated as an open-end fund under the Fund’s current investment strategies and policies and expense levels.

AB INCOME FUND •	7

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED OCTOBER 31, 2016 (unaudited)	NAV Returns
	6 Months	Since Inception*	12 Months
AB Income Fund
Class A	2.67%	3.14%	—

Class C	2.40%	2.85%	—

Advisor Class†	2.93%	—	5.06%

Bloomberg Barclays US Aggregate Bond Index	1.51%	1.86%	4.37%

*    Inception date: 4/21/2016.

†    With respect to the Advisor Class, performance returns for the periods prior to April 21, 2016 are based on the NAV per share of the Predecessor Fund. Please note that Advisor Class shares are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund, or through other limited or special arrangements approved by the Adviser, such as purchases by shareholders of the Fund’s Predecessor Fund.

See Disclosures, Risks and Note about Historical Performance on pages 5-7.

(Historical Performance continued on next page)

8	• AB INCOME FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE FUND

10/31/06 TO 10/31/16 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB Income Fund Advisor Class shares (from 10/31/06 to 10/31/16) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

*	With respect to the Advisor Class, performance returns for the periods prior to April 21, 2016 are based on the NAV per share of the Predecessor Fund.

See Disclosures, Risks and Note about Historical Performance on pages 5-7.

(Historical Performance continued on next page)

AB INCOME FUND •	9

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2016 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)*

Class A Shares
Since Inception†	3.14%	-1.19%

Class C Shares
Since Inception†	2.85%	1.85%

Advisor Class Shares‡
1 Year	5.06%	5.06%
5 Years	5.30%	5.30%
10 Years	7.30%	7.30%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.21%, 1.98% and 0.96% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of expenses associated with securities sold short, acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses and brokerage commissions and other transaction costs to 0.88%, 1.63% and 0.63% for Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated before April 22, 2018. Any fees waived and expense borne by the Adviser may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund’s total annual fund operating expenses to exceed the expense reimbursement. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	The Fund imposed a 0.75% redemption fee on redemption and exchanges of Advisor Class shares. This fee was retained by the Fund and was included in the Financial Statements as a component of additional paid-in capital. This fee was effective from April 25, 2016 until July 22, 2016.

†	Inception date: 4/21/2016.

‡	Advisor Class shares are offered at NAV to eligible investors; their SEC returns include a redemption fee as noted above. With respect to the Advisor Class, performance returns for the periods prior to April 21, 2016 are based on the NAV per share of the Predecessor Fund. Please note that Advisor Class shares are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund, or through other limited or special arrangements approved by the Adviser, such as purchases by shareholders of the Fund’s Predecessor Fund.

See Disclosures, Risks and Note about Historical Performance on pages 5-7.

(Historical Performance continued on next page)

10	• AB INCOME FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2016 (unaudited)
SEC Returns (reflects applicable sales charges)*

Class A Shares
Since Inception†	-0.91%

Class C Shares
Since Inception†	2.20%

Advisor Class Shares‡
1 Year	5.66%
5 Years	5.61%
10 Years	7.49%

*	The Fund imposed a 0.75% redemption fee on redemption and exchanges of Advisor Class shares. This fee was retained by the Fund and was included in the Financial Statements as a component of additional paid-in capital. This fee was effective from April 25, 2016 until July 22, 2016.

†	Inception date: 4/22/2016.

‡	With respect to the Advisor Class, performance returns for the periods prior to April 21, 2016 are based on the NAV per share of the Predecessor Fund. Please note that Advisor Class shares are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund, or through other limited or special arrangements approved by the Adviser, such as purchases by shareholders of the Fund’s Predecessor Fund.

See Disclosures, Risks and Note about Historical Performance on pages 5-7.

AB INCOME FUND •	11

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 5/1/2016	Ending Account Value 10/31/2016	Expenses Paid During Period*	Annualized Expense Ratio*	Effective Expenses Paid During Period+	Effective Annualized Expense Ratio+
Class A
Actual	$1,000	$1,026.70	$5.86	1.15%	$5.91	1.16%
Hypothetical**	$1,000	$1,019.36	$5.84	1.15%	$5.89	1.16%
Class C
Actual	$1,000	$1,024.00	$9.62	1.89%	$9.67	1.90%
Hypothetical**	$1,000	$1,015.63	$9.58	1.89%	$9.63	1.90%
Advisor Class
Actual	$1,000	$1,029.30	$4.49	0.88%	$4.49	0.88%
Hypothetical**	$1,000	$1,020.71	$4.47	0.88%	$4.47	0.88%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

12	• AB INCOME FUND

Expense Example

+	The Fund’s investments in affiliated/unaffiliated underlying portfolios incur no direct expenses, but bear proportionate shares of the acquired fund fees (i.e., operating, administrative and investment advisory fee) of the affiliated/unaffiliated underlying portfolios. Currently the Adviser has voluntarily agreed to waive its investment advisory fee from the Fund in an amount equal to the Fund’s share of the advisory fees of the affiliated underlying portfolios, as borne indirectly by the Fund as an acquired fund fee and expense. The Fund’s effective expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro-rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

AB INCOME FUND •	13

Expense Example

PORTFOLIO SUMMARY

October 31, 2016 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $919.0

*	All data are as of October 31, 2016. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” security type weightings represent 0.5% or less in the following types: Bank Loans, Common Stocks, Governments – Sovereign Bonds, Investment Companies, Local Governments – Municipal Bonds, Local Governments – Regional Bonds, Mortgage Pass-Throughs, Options Purchased – Puts and Warrants.

14	• AB INCOME FUND

Portfolio Summary

PORTFOLIO SUMMARY

October 31, 2016 (unaudited)

*	All data are as of October 31, 2016. The Fund’s country breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.2% or less in the following countries: Angola, Barbados, Cayman Islands, Colombia, Dominican Republic, Italy, Ivory Coast, Jamaica, Netherlands, Nigeria, Norway, Peru, Suriname and Zambia.

AB INCOME FUND •	15

Portfolio Summary

PORTFOLIO OF INVESTMENTS

October 31, 2016

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS – TREASURIES – 95.4%
United States – 95.4%
U.S. Treasury Bonds 3.125%, 8/15/44	U.S.$	70,188	$78,078,675
6.25%, 5/15/30(a)		143,000	215,231,731
6.375%, 8/15/27(a)		103,724	149,200,543
6.50%, 11/15/26(a)		37,276	53,247,909
7.125%, 2/15/23		10,600	14,173,769
8.00%, 11/15/21		27,000	35,728,587
8.75%, 8/15/20		22,350	28,636,809
U.S. Treasury Notes 1.25%, 3/31/21		20,000	19,973,440
2.125%, 8/31/20(a)(b)		99,039	102,512,987
2.125%, 9/30/21		34,672	35,938,325
2.375%, 12/31/20		23,080	24,141,149
3.125%, 5/15/21		57,725	62,345,251
3.50%, 5/15/20(a)(b)		16,168	17,491,755
3.625%, 2/15/21(b)(c)		36,605	40,216,889

Total Governments – Treasuries (cost $826,788,002)			876,917,819

COLLATERALIZED MORTGAGE OBLIGATIONS – 13.9%
Risk Share Floating Rate – 10.1%
Bellemeade Re II Ltd. Series 2016-1A, Class M2A 5.034% (LIBOR 1 Month + 4.50%), 4/25/26(d)(e)		3,018	3,045,862
Bellemeade Re Ltd. Series 2015-1A, Class M1 3.034% (LIBOR 1 Month + 2.50%), 7/25/25(d)(e)		927	931,527
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN1, Class M2 7.684% (LIBOR 1 Month + 7.15%), 7/25/23(e)		3,250	3,816,098
Series 2013-DN2, Class M2 4.784% (LIBOR 1 Month + 4.25%), 11/25/23(e)		5,605	5,901,459
Series 2014-DN1, Class M2 2.734% (LIBOR 1 Month + 2.20%), 2/25/24(e)		4,085	4,173,779
Series 2014-DN1, Class M3 5.034% (LIBOR 1 Month + 4.50%), 2/25/24(e)		4,455	4,824,673

16	• AB INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2014-DN2, Class M3 4.134% (LIBOR 1 Month + 3.60%), 4/25/24(e)	U.S.$	4,170	$4,297,316
Series 2014-DN3, Class M3 4.534% (LIBOR 1 Month + 4.00%), 8/25/24(e)		5,065	5,287,969
Series 2014-DN4, Class M3 5.084% (LIBOR 1 Month + 4.55%), 10/25/24(e)		700	740,269
Series 2014-HQ2, Class M3 4.284% (LIBOR 1 Month + 3.75%), 9/25/24(e)		1,010	1,029,893
Series 2015-DNA1, Class M3 3.834% (LIBOR 1 Month + 3.30%), 10/25/27(e)		505	517,690
Series 2015-DNA2, Class B 8.084% (LIBOR 1 Month + 7.55%), 12/25/27(e)		1,500	1,532,529
Series 2015-DNA2, Class M2 3.134% (LIBOR 1 Month + 2.60%), 12/25/27(e)		4,856	4,921,181
Series 2015-DNA3, Class M3 5.234% (LIBOR 1 Month + 4.70%), 4/25/28(e)		976	1,027,910
Series 2015-HQA1, Class B 9.334% (LIBOR 1 Month + 8.80%), 3/25/28(e)		1,590	1,604,492
Series 2015-HQA1, Class M3 5.234% (LIBOR 1 Month + 4.70%), 3/25/28(e)		1,845	1,927,864
Series 2015-HQA2, Class M3 5.334% (LIBOR 1 Month + 4.80%), 5/25/28(e)		666	707,255
Series 2016-DNA1, Class M2 3.434% (LIBOR 1 Month + 2.90%), 7/25/28(e)		1,228	1,264,614
Series 2016-DNA3, Class M3 5.534% (LIBOR 1 Month + 5.00%), 12/25/28(e)		7,783	8,242,874
Series 2016-DNA4, Class M3 4.334% (LIBOR 1 Month + 3.80%), 3/25/29(e)		634	625,876
Series 2016-HQA1, Class M3 6.884% (LIBOR 1 Month + 6.35%), 9/25/28(e)		1,776	1,983,265
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C01, Class M2 4.934% (LIBOR 1 Month + 4.40%), 1/25/24(e)		1,606	1,700,938

AB INCOME FUND •	17

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2014-C04, Class 1M2 5.434% (LIBOR 1 Month + 4.90%), 11/25/24(e)	U.S.$	6,100	$6,519,332
Series 2015-C01, Class 1M2 4.834% (LIBOR 1 Month + 4.30%), 2/25/25(e)		4,520	4,686,492
Series 2015-C02, Class 2M2 4.534% (LIBOR 1 Month + 4.00%), 5/25/25(e)		916	944,808
Series 2015-C03, Class 1M2 5.534% (LIBOR 1 Month + 5.00%), 7/25/25(e)		1,221	1,301,121
Series 2015-C03, Class 2M2 5.534% (LIBOR 1 Month + 5.00%), 7/25/25(e)		2,720	2,893,480
Series 2015-C04, Class 1M2 6.234% (LIBOR 1 Month + 5.70%), 4/25/28(e)		1,810	1,937,498
Series 2015-C04, Class 2M2 6.084% (LIBOR 1 Month + 5.55%), 4/25/28(e)		2,007	2,136,224
Series 2016-C02, Class 1M2 6.534% (LIBOR 1 Month + 6.00%), 9/25/28(e)		3,755	4,120,871
Series 2016-C04, Class 1M2 4.784% (LIBOR 1 Month + 4.25%), 1/25/29(e)		1,494	1,516,399
Series 2016-C05, Class 2M2 4.984% (LIBOR 1 Month + 4.45%), 1/25/29(e)		1,897	1,950,443
JP Morgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 4.784% (LIBOR 1 Month + 4.25%), 11/25/24(d)(e)		1,886	1,866,570
Series 2015-CH1, Class M2 6.034% (LIBOR 1 Month + 5.50%), 10/25/25(e)(f)		2,228	2,172,509
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 5.784% (LIBOR 1 Month + 5.25%), 11/25/25(d)(e)		935	938,084

			93,089,164

Non-Agency Fixed Rate – 2.7%
Alternative Loan Trust Series 2006-19CB, Class A15 6.00%, 8/25/36		198	173,037

18	• AB INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2006-19CB, Class A24 6.00%, 8/25/36	U.S.$	127	$110,780
Series 2006-24CB, Class A15 5.75%, 6/25/36		1,925	1,655,161
Series 2006-41CB, Class 2A13 5.75%, 1/25/37		1,594	1,289,677
Series 2007-13, Class A2 6.00%, 6/25/47		2,426	1,968,070
BCAP LLC Trust Series 2009-RR13, Class 17A3 5.931%, 4/26/37(f)		826	655,582
BNPP Mortgage Securities LLC Trust Series 2009-1, Class B1 6.00%, 8/27/37(f)		1,219	913,544
Citigroup Mortgage Loan Trust Series 2006-4, Class 2A1A 6.00%, 12/25/35		3,339	3,107,659
Series 2007-AR4, Class 1A1A 5.224%, 3/25/37		485	430,979
Series 2010-3, Class 2A2 7.063%, 8/25/37(f)		713	617,244
Countrywide Home Loan Mortgage Pass-Through Trust Series 2007-16, Class A1 6.50%, 10/25/37		1,227	1,106,249
Series 2007-3, Class A30 5.75%, 4/25/37		1,299	1,102,309
Series 2007-HY4, Class 1A1 3.134%, 9/25/47		735	650,655
Credit Suisse Mortgage Trust Series 2009-8R, Class 6A2 6.00%, 1/26/38(f)		183	129,239
Series 2010-9R, Class 1A5 4.00%, 8/27/37(f)		938	920,117
CSMC Mortgage-Backed Trust Series 2006-7, Class 3A12 6.25%, 8/25/36		1,107	944,228
First Horizon Alternative Mortgage Securities Trust Series 2006-AA5, Class A1 2.785%, 9/25/36		1,936	1,565,770
Morgan Stanley Mortgage Loan Trust Series 2005-10, Class 4A1 5.50%, 12/25/35		790	703,919
Series 2007-10XS, Class A2 6.25%, 7/25/47		1,068	728,619
Nomura Resecuritization Trust Series 2010-5RA, Class 1A7 6.50%, 10/26/37(f)		1,937	1,539,966

AB INCOME FUND •	19

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Wells Fargo Mortgage Backed Securities Trust Series 2007-AR7, Class A1 3.13%, 12/28/37	U.S.$	3,459	$3,171,911
Series 2007-AR8, Class A1 3.133%, 11/25/37		1,409	1,252,185

			24,736,900

Agency Fixed Rate – 1.0%
Federal National Mortgage Association REMICs Series 2013-87, Class KI 3.00%, 12/25/37(g)		10,866	1,069,658
Government National Mortgage Association Series 2016-124, Class IO 4.00%, 9/20/46(g)		43,952	7,860,732

			8,930,390

Non-Agency Floating Rate – 0.1%
First Horizon Alternative Mortgage Securities Trust Series 2007-FA2, Class 1A10 0.784% (LIBOR 1 Month + 0.25%), 4/25/37(e)		764	345,987
Lehman XS Trust Series 2007-10H, Class 2AIO 6.473% (7.00% - LIBOR 1 Month), 7/25/37(e)(h)		877	227,898

			573,885

Total Collateralized Mortgage Obligations (cost $123,889,762)			127,330,339

CORPORATES – NON-INVESTMENT GRADE – 11.6%
Industrial – 8.5%
Basic – 0.4%
ArcelorMittal 8.00%, 10/15/39		1,846	1,984,450
CF Industries, Inc. 4.95%, 6/01/43		492	408,181
Cliffs Natural Resources, Inc. 8.25%, 3/31/20(f)		879	954,814
Magnetation LLC/Mag Finance Corp. 11.00%, 5/15/18(d)(i)(j)		1,407	1,688
Novelis Corp. 5.875%, 9/30/26(f)		420	425,250
Teck Resources Ltd. 8.00%, 6/01/21(f)		103	112,528
8.50%, 6/01/24(f)		151	174,783

			4,061,694

20	• AB INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Capital Goods – 0.6%
Apex Tool Group LLC 7.00%, 2/01/21(f)	U.S.$	975	$889,687
Bombardier, Inc. 4.75%, 4/15/19(f)		1,720	1,711,400
Sealed Air Corp. 6.875%, 7/15/33(f)		746	801,950
United Rentals North America, Inc. 5.50%, 5/15/27		2,293	2,281,535

			5,684,572

Communications - Media – 1.4%
CCO Holdings LLC/CCO Holdings Capital Corp. 5.25%, 9/30/22		1,039	1,081,859
5.50%, 5/01/26(f)		1,722	1,763,982
DISH DBS Corp. 5.875%, 11/15/24		3,303	3,325,708
Intelsat Jackson Holdings SA 7.25%, 4/01/19		2,111	1,701,994
Netflix, Inc. 4.375%, 11/15/26(f)		1,250	1,229,687
Univision Communications, Inc. 5.125%, 5/15/23(f)		1,645	1,669,675
Virgin Media Finance PLC 5.25%, 2/15/22		2,246	2,010,170

			12,783,075

Communications - Telecommunications – 1.2%
Altice Luxembourg SA 7.75%, 5/15/22(f)		1,342	1,401,551
Columbus Cable Barbados Ltd. 7.375%, 3/30/21(f)		1,932	2,067,240
Frontier Communications Corp. 6.25%, 9/15/21		1,500	1,425,000
Sable International Finance Ltd. 6.875%, 8/01/22(f)		657	679,995
SFR Group SA 6.25%, 5/15/24(f)		766	765,517
Sprint Corp. 7.625%, 2/15/25		1,315	1,272,263
T-Mobile USA, Inc. 6.50%, 1/15/26		1,452	1,591,682
Windstream Services LLC 7.50%, 4/01/23(a)		1,000	937,500
7.75%, 10/01/21(a)		1,070	1,060,638

			11,201,386

AB INCOME FUND •	21

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Automotive – 0.5%
Cooper-Standard Automotive, Inc. 5.625%, 11/15/26(f)	U.S.$	565	$567,825
Exide Technologies Series AI 7.00%, 4/30/25(k)(l)(m)		2,423	1,308,400
11.00%, 4/30/20(m)(n)		2,842	2,266,116

			4,142,341

Consumer Cyclical - Entertainment – 0.2%
AMC Entertainment Holdings, Inc. 5.875%, 11/15/26(f)		1,880	1,889,400

Consumer Cyclical - Other – 0.4%
International Game Technology PLC 6.50%, 2/15/25(f)		1,923	2,081,263
Shea Homes LP/Shea Homes Funding Corp. 6.125%, 4/01/25(f)		697	686,545
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 5.875%, 4/15/23(f)		1,008	1,063,440

			3,831,248

Consumer Cyclical - Retailers – 0.3%
American Tire Distributors, Inc. 10.25%, 3/01/22(f)		1,312	1,206,227
Neiman Marcus Group Ltd. LLC 8.75% (8.75% Cash or 9.50% PIK), 10/15/21(f)(m)		852	670,417
PetSmart, Inc. 7.125%, 3/15/23(f)		519	543,004

			2,419,648

Consumer Non-Cyclical – 1.3%
BI-LO LLC/BI-LO Finance Corp. 8.625% (8.625% Cash or 9.375% PIK), 9/15/18(f)(m)		780	491,400
CHS/Community Health Systems, Inc. 6.875%, 2/01/22		1,646	1,255,075
Endo Ltd./Endo Finance LLC/Endo Finco, Inc. 6.00%, 7/15/23(f)		1,521	1,323,270
6.50%, 2/01/25(f)(o)		213	179,453
Horizon Pharma, Inc./Horizon Pharma USA, Inc. 8.75%, 11/01/24(f)		566	574,490
Mallinckrodt International Finance SA/Mallinckrodt CB LLC 5.50%, 4/15/25(f)		535	494,875
5.625%, 10/15/23(f)		118	110,920

22	• AB INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Post Holdings, Inc. 5.00%, 8/15/26(f)	U.S.$	3,971	$3,851,870
Valeant Pharmaceuticals International, Inc. 4.50%, 5/15/23(f)	EUR	1,800	1,507,650
6.125%, 4/15/25(f)	U.S.$	2,277	1,798,830
Valvoline, Inc. 5.50%, 7/15/24(f)		381	401,955

			11,989,788

Energy – 1.7%
Berry Petroleum Co. LLC 6.50%, 9/15/22(i)(j)		3,107	1,708,850
Denbury Resources, Inc. 4.625%, 7/15/23		332	241,530
5.50%, 5/01/22		2,118	1,673,220
Energy Transfer Equity LP 5.875%, 1/15/24		1,104	1,122,078
Golden Energy Offshore Services AS 5.00%, 12/31/17(d)	NOK	14,977	489,410
NGL Energy Partners LP/NGL Energy Finance Corp. 7.50%, 11/01/23(f)	U.S.$	718	719,795
Paragon Offshore PLC 6.75%, 7/15/22(f)(i)(j)		849	169,800
7.25%, 8/15/24(f)(i)(j)		3,230	646,000
Sabine Pass Liquefaction LLC 5.625%, 3/01/25		1,749	1,850,704
SandRidge Energy, Inc. 7.50%, 2/15/23(i)(p)		1,259	– 0	–
SM Energy Co. 5.625%, 6/01/25		946	901,065
6.50%, 1/01/23		731	727,345
Tervita Corp. 8.00%, 11/15/18(f)		1,327	1,313,730
Transocean, Inc. 9.00%, 7/15/23(f)		2,375	2,320,078
Vantage Drilling International 7.125%, 4/01/23(i)(k)(p)		3,068	– 0	–
10.00%, 12/31/20(k)		91	82,128
10.00%, 12/31/20(d)		77	69,493
Whiting Petroleum Corp. 5.00%, 3/15/19		165	156,750
WPX Energy, Inc. 5.25%, 9/15/24		1,154	1,096,300
8.25%, 8/01/23		250	270,000

			15,558,276

Technology – 0.3%
Avaya, Inc. 7.00%, 4/01/19(f)		1,245	1,011,562
Energizer Holdings, Inc. 5.50%, 6/15/25(f)		936	947,700

AB INCOME FUND •	23

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Infor Software Parent LLC/Infor Software Parent, Inc. 7.125% (7.125% Cash or 7.875% PIK), 5/01/21(f)(m)	U.S.$	819	$829,238

			2,788,500

Transportation - Services – 0.2%
XPO CNW, Inc. 6.70%, 5/01/34		2,134	1,707,200
XPO Logistics, Inc. 6.50%, 6/15/22(f)		144	149,760

			1,856,960

			78,206,888

Financial Institutions – 2.8%
Banking – 2.5%
Barclays Bank PLC 6.86%, 6/15/32(f)(q)		656	761,911
7.625%, 11/21/22		654	730,028
Citigroup, Inc. 5.95%, 1/30/23(q)		2,055	2,132,063
Series P 5.95%, 5/15/25(q)		1,850	1,889,405
Credit Agricole SA 7.875%, 1/23/24(f)(q)		2,414	2,447,688
Credit Suisse Group AG 7.50%, 12/11/23(f)(q)		2,066	2,140,892
Intesa Sanpaolo SpA 5.017%, 6/26/24(f)		1,462	1,356,708
Lloyds Banking Group PLC 7.50%, 6/27/24(q)		1,862	1,917,860
Royal Bank of Scotland Group PLC Series U 7.64%, 9/30/17(q)		2,200	2,134,000
Royal Bank of Scotland PLC (The) 9.50%, 3/16/22(f)		596	611,357
Societe Generale SA 8.00%, 9/29/25(f)(q)		1,821	1,839,210
8.25%, 11/29/18(f)(q)		1,824	1,876,440
Standard Chartered PLC 6.409%, 1/30/17(f)(q)		300	291,375
7.50%, 4/02/22(f)(q)		895	901,153
UBS Group AG Series 7.125%, 8/10/21(f)(q)		1,557	1,592,033

			22,622,123

Finance – 0.1%
Creditcorp 12.00%, 7/15/18(d)		2,000	950,000

24	• AB INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Other Finance – 0.2%
iPayment, Inc. 9.50%, 12/15/19(d)	U.S.$	1,852	$1,863,081

			25,435,204

Utility – 0.3%
Electric – 0.3%
Dynegy, Inc. 7.375%, 11/01/22		1,445	1,393,522
GenOn Energy, Inc. 9.50%, 10/15/18		1,047	840,217
Talen Energy Supply LLC 4.60%, 12/15/21		965	790,721

			3,024,460

Total Corporates – Non-Investment Grade (cost $117,349,969)			106,666,552

COMMERCIAL MORTGAGE-BACKED SECURITIES – 5.7%
Non-Agency Fixed Rate CMBS – 5.1%
Banc of America Commercial Mortgage Trust Series 2007-3, Class AJ 5.552%, 6/10/49		1,181	1,199,201
Citigroup Commercial Mortgage Trust Series 2013-GC17, Class D 5.104%, 11/10/46(f)		6,525	5,854,991
Commercial Mortgage Trust Series 2013-CR10, Class D 4.789%, 8/10/46(f)		3,219	2,767,752
Series 2014-LC17, Class D 3.687%, 10/10/47(f)		3,549	2,744,109
Series 2014-UBS5, Class D 3.495%, 9/10/47(f)		1,041	770,513
Series 2015-DC1, Class D 4.353%, 2/10/48(f)		2,730	2,110,903
CSAIL Commercial Mortgage Trust Series 2015-C2, Class D 4.212%, 6/15/57		4,091	2,984,319
GS Mortgage Securities Trust Series 2012-GC6, Class D 5.654%, 1/10/45(f)		2,652	2,614,509
Series 2013-GC13, Class D 4.065%, 7/10/46(f)		9,440	8,434,785
JP Morgan Chase Commercial Mortgage Securities Trust Series 2012-CBX, Class E 5.215%, 6/15/45(f)		1,863	1,880,840

AB INCOME FUND •	25

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

JPMBB Commercial Mortgage Securities Trust Series 2015-C32, Class C 4.668%, 11/15/48	U.S.$	1,300	$1,203,831
LB-UBS Commercial Mortgage Trust Series 2007-C7, Class AJ 6.245%, 9/15/45		1,750	1,771,066
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C19, Class D 3.25%, 12/15/47(f)		1,194	882,626
Wells Fargo Commercial Mortgage Trust Series 2014-LC18, Class D 3.957%, 12/15/47(f)		3,781	2,920,613
Series 2015-LC20, Class D 4.365%, 4/15/50(f)		4,000	3,030,550
WF-RBS Commercial Mortgage Trust Series 2012-C8, Class E 4.897%, 8/15/45(f)		4,000	3,852,463
Series 2014-C23, Class D 3.992%, 10/15/57(f)		2,699	2,227,246

			47,250,317

Non-Agency Floating Rate CMBS – 0.6%
CGBAM Commercial Mortgage Trust Series 2016-IMC, Class C 4.47% (LIBOR 1 Month + 3.95%), 11/15/21(e)(f)		1,613	1,613,034
Great Wolf Trust Series 2015-WOLF, Class A 1.985% (LIBOR 1 Month + 1.45%), 5/15/34(e)(f)		4,138	4,148,401

			5,761,435

Agency CMBS – 0.0%
Government National Mortgage Association Series 2006-32, Class XM 0.02%, 11/16/45(g)		459	287

Total Commercial Mortgage-Backed Securities (cost $56,408,938)			53,012,039

CORPORATES – INVESTMENT GRADE – 5.1%
Financial Institutions – 2.8%
Banking – 0.5%
BNP Paribas SA 7.195%, 6/25/37(f)(q)		500	564,375
Cooperatieve Rabobank UA 6.625%, 6/29/21(f)(q)	EUR	600	703,833

26	• AB INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

JPMorgan Chase & Co. Series S 6.75%, 2/01/24(q)	U.S.$	2,998	$3,327,780

			4,595,988

Insurance – 2.3%
AIG Life Holdings, Inc. 8.125%, 3/15/46(f)		509	679,515
American International Group, Inc. 8.175%, 5/15/58		2,525	3,381,977
Fairfax Financial Holdings Ltd. 8.30%, 4/15/26		5,000	6,030,690
Great-West Life & Annuity Insurance Capital LP II 3.356% (LIBOR 3 Month + 2.54%), 5/16/46(e)(f)		2,707	2,158,833
MetLife, Inc. 6.40%, 12/15/36		3,345	3,746,400
Pacific Life Insurance Co. 9.25%, 6/15/39(f)		1,500	2,293,839
Transatlantic Holdings, Inc. 8.00%, 11/30/39		2,122	2,837,235

			21,128,489

			25,724,477

Industrial – 1.9%
Basic – 0.5%
Braskem Finance Ltd. 6.45%, 2/03/24		1,204	1,273,230
GTL Trade Finance, Inc. 5.893%, 4/29/24(f)		2,711	2,690,329
7.25%, 4/16/44(f)		274	261,670
Minsur SA 6.25%, 2/07/24(f)		285	297,722

			4,522,951

Capital Goods – 0.1%
General Electric Co. Series D 5.00%, 1/21/21(q)		1,166	1,235,260

Communications - Media – 0.1%
Myriad International Holdings BV 5.50%, 7/21/25(f)		683	724,034

Communications - Telecommunications – 0.6%
Qwest Corp. 6.875%, 9/15/33		1,275	1,261,816
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 3.36%, 9/20/21(f)		1,215	1,218,038

AB INCOME FUND •	27

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Verizon Communications, Inc. 4.522%, 9/15/48	U.S.$	3,089	$3,071,797

			5,551,651

Consumer Cyclical - Retailers – 0.2%
Kohl’s Corp. 5.55%, 7/17/45		2,000	1,939,900

Energy – 0.2%
Kinder Morgan, Inc./DE Series G 7.75%, 1/15/32		1,367	1,671,710

Technology – 0.0%
Hewlett Packard Enterprise Co. 6.60%, 10/15/45(f)		336	347,516

Transportation - Airlines – 0.2%
Delta Air Lines Pass-Through Trust Series 2007-1A 6.821%, 8/10/22		1,165	1,387,552

			17,380,574

Utility – 0.4%
Electric – 0.4%
ComEd Financing III 6.35%, 3/15/33		3,462	3,589,156

Total Corporates – Investment Grade (cost $41,067,928)			46,694,207

AGENCIES – 4.3%
Agency Debentures – 4.3%
Federal Home Loan Banks 5.50%, 7/15/36		8,695	12,217,240
Federal Home Loan Mortgage Corp. 6.25%, 7/15/32		15,000	22,152,465
Residual Funding Corp. Principal Strip Zero Coupon, 7/15/20		5,277	5,021,103

Total Agencies (cost $37,496,562)			39,390,808

EMERGING MARKETS – SOVEREIGNS – 2.5%
Angola – 0.3%
Angolan Government International Bond 9.50%, 11/12/25(f)		2,615	2,562,700

28	• AB INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Argentina – 0.4%
Argentine Republic Government International Bond 6.25%, 4/22/19(f)	U.S.$	332	$351,920
6.875%, 4/22/21(f)		2,180	2,358,760
7.50%, 4/22/26(f)		870	950,475

			3,661,155

Dominican Republic – 0.2%
Dominican Republic International Bond 7.45%, 4/30/44(f)		1,873	2,079,030

Ivory Coast – 0.3%
Ivory Coast Government International Bond 6.375%, 3/03/28(f)		2,440	2,545,481

Kenya – 0.3%
Kenya Government International Bond 5.875%, 6/24/19(f)		2,715	2,808,559

Suriname – 0.0%
Republic of Suriname 9.25%, 10/26/26(f)		266	277,970

Turkey – 0.8%
Turkey Government International Bond 4.875%, 10/09/26		2,500	2,492,500
7.00%, 6/05/20		4,400	4,836,145

			7,328,645

Zambia – 0.2%
Zambia Government International Bond 8.50%, 4/14/24(f)		1,553	1,511,240

Total Emerging Markets – Sovereigns (cost $22,168,444)			22,774,780

WHOLE LOAN TRUSTS – 2.3%
Performing Asset – 2.3%
Alpha Credit Debt Fund LLC 15.00%, 12/31/17(k)(p)		735	735,189
16.00%, 1/01/21(k)(p)	MXN	32,620	1,725,835
AlphaCredit Capital, SA de CV 17.25%, 8/06/19(k)(p)		11,077	586,036
Cara Aircraft Leasing 28548, Inc. 8.00%, 12/02/19(k)(p)	U.S.$	152	151,696
Cara Aircraft Leasing 28563, Inc. 8.00%, 6/11/19(k)(p)		349	349,225
Cara Aircraft Leasing 28868, Inc. 8.00%, 12/02/19(k)(p)		176	175,929

AB INCOME FUND •	29

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Deutsche Bank Mexico SA 8.00%, 10/31/34(k)(p)(r)	MXN	43,143	$1,587,091
8.00%, 10/31/34(k)(p)		26,981	992,548
Flexpath Wh I LLC Series B 11.00%, 4/01/21(k)(p)	U.S.$	1,157	1,032,429
Recife Funding Ltd. Zero Coupon, 11/05/29(k)(p)		2,884	2,956,806
Sheridan Auto Loan Holdings I LLC 10.00%, 12/31/20(k)(p)		935	813,532
10.00%, 9/30/21(k)(p)		1,955	1,892,268
Sheridan Consumer Finance Trust 10.86%, 3/01/21(k)(p)		8,146	7,706,152

Total Whole Loan Trusts (cost $23,030,026)			20,704,736

EMERGING MARKETS – CORPORATE BONDS – 1.8%
Industrial – 1.8%
Basic – 0.3%
Elementia SAB de CV 5.50%, 1/15/25(f)		1,039	1,057,702
Suzano Austria GmbH 5.75%, 7/14/26(f)		1,883	1,859,463

			2,917,165

Capital Goods – 0.6%
Odebrecht Finance Ltd. 4.375%, 4/25/25(f)		6,760	3,278,600
5.25%, 6/27/29(f)		2,103	1,006,811
Servicios Corporativos Javer SAB de CV 9.875%, 4/06/21(f)		884	919,360

			5,204,771

Communications - Telecommunications – 0.3%
Digicel Ltd. 6.00%, 4/15/21(f)		700	626,290
6.75%, 3/01/23(f)		385	345,422
Ihs Netherlands Holdco BV 9.50%, 10/27/21(f)		500	516,150
MTN Mauritius Investment Ltd. 5.373%, 2/13/22(f)		1,500	1,510,737

			2,998,599

Consumer Non-Cyclical – 0.4%
Marfrig Holdings Europe BV 8.00%, 6/08/23(f)		2,420	2,498,650
Tonon Luxembourg SA 7.25%, 1/24/20(f)(i)(j)(k)(m)		2,354	447,328

30	• AB INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Virgolino de Oliveira Finance SA 10.50%, 1/28/18(d)(i)(j)	U.S.$	4,738	$334,029
10.875%, 1/13/20(d)(i)(j)		750	195,000
11.75%, 2/09/22(d)(i)(j)		1,690	109,850

			3,584,857

Transportation - Airlines – 0.2%
TAM Capital 3, Inc. 8.375%, 6/03/21(f)		1,503	1,535,315

Total Emerging Markets – Corporate Bonds (cost $27,057,380)			16,240,707

ASSET-BACKED SECURITIES – 1.3%
Autos - Fixed Rate – 0.9%
CPS Auto Receivables Trust Series 2016-C, Class E 8.39%, 9/15/23(f)		2,500	2,603,937
Exeter Automobile Receivables Trust Series 2016-1A, Class D 8.20%, 2/15/23(f)		1,220	1,299,574
Series 2016-3A, Class D 6.40%, 7/17/23(f)		1,090	1,086,144
Flagship Credit Auto Trust Series 2016-2, Class D 8.56%, 11/15/23(f)		1,500	1,596,692
Hertz Vehicle Financing LLC Series 2013-1A, Class B2 2.48%, 8/25/19(f)		2,169	2,130,774

			8,717,121

Other ABS - Floating Rate – 0.2%
BlueMountain CLO Ltd. Series 2016-3A, Class D 4.704% (LIBOR 3 Month + 3.85%), 11/15/27(e)(f)		2,000	1,977,000

Other ABS - Fixed Rate – 0.2%
Atlas Ltd. Series 2014-1, Class B 1.00%, 12/15/39		1,563	1,545,021

Total Asset-Backed Securities (cost $12,188,437)			12,239,142

EMERGING MARKETS – TREASURIES – 1.3%
Argentina – 0.3%
Argentine Bonos del Tesoro 15.50%, 10/17/26	ARS	12,266	812,642
16.00%, 10/17/23		24,676	1,635,479

			2,448,121

AB INCOME FUND •	31

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Brazil – 1.0%
Brazil Notas do Tesouro Nacional Series F 10.00%, 1/01/25	BRL	32,570	$9,528,309

Total Emerging Markets – Treasuries (cost $11,723,946)			11,976,430

QUASI-SOVEREIGNS – 1.0%
Quasi-Sovereign Bonds – 1.0%
Indonesia – 0.9%
Majapahit Holding BV 7.875%, 6/29/37(f)	U.S.$	6,188	7,997,990

South Africa – 0.1%
Eskom Holdings SOC Ltd. 7.125%, 2/11/25(f)		1,070	1,107,065

Total Quasi-Sovereigns (cost $6,275,615)			9,105,055

GOVERNMENTS – SOVEREIGN AGENCIES – 0.8%
Brazil – 0.5%
Petrobras Global Finance BV 5.375%, 1/27/21		5,000	4,951,000

Colombia – 0.1%
Ecopetrol SA 5.875%, 9/18/23		716	767,910

United Kingdom – 0.2%
Royal Bank of Scotland Group PLC 6.10%, 6/10/23		1,819	1,885,439

Total Governments – Sovereign Agencies (cost $7,734,404)			7,604,349

LOCAL GOVERNMENTS – MUNICIPAL BONDS – 0.8%
United States – 0.8%
State of Illinois Series 2010 7.35%, 7/01/35		3,330	3,733,862
Texas Transportation Commission State Highway Fund Series 2010B 5.178%, 4/01/30		2,560	3,205,146

Total Local Governments – Municipal Bonds (cost $5,916,603)			6,939,008

32	• AB INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

LOCAL GOVERNMENTS – REGIONAL BONDS – 0.2%
Argentina – 0.2%
Provincia de Buenos Aires/Argentina 5.75%, 6/15/19(f)	U.S.$	1,430	$1,465,750
Provincia de Cordoba 7.125%, 6/10/21(f)		493	510,255

Total Local Governments – Regional Bonds (cost $1,950,102)			1,976,005

		Shares
COMMON STOCKS – 0.2%
Consumer Discretionary – 0.1%
Media – 0.1%
Ion Media Networks, Inc. – Class A(i)(k)(p)		2,512	995,732

Energy – 0.1%
Oil, Gas & Consumable Fuels – 0.1%
SandRidge Energy, Inc.(i)		2,859	65,843
Vantage Drilling International(i)(k)		5,303	445,452

			511,295

Financials – 0.0%
Diversified Financial Services – 0.0%
iPayment, Inc.(i)(k)(p)		110,385	364,270

Industrials – 0.0%
Consumer Cyclical - Automotive – 0.0%
Exide Corp.(i)(n)		45,970	68,955

Total Common Stocks (cost $5,566,159)			1,940,252

		Principal Amount (000)
GOVERNMENTS – SOVEREIGN BONDS – 0.1%
Indonesia – 0.1%
Indonesia Government International Bond 8.50%, 10/12/35(f) (cost $904,555)	U.S.$	801	1,184,909

		Shares
INVESTMENT COMPANIES – 0.1%
Funds and Investment Trusts – 0.1%
OCL Opportunities Fund II(k)(p)(s) (cost $899,963)		6,916	1,184,586

AB INCOME FUND •	33

Portfolio of Investments

		Contracts	U.S. $ Value

OPTIONS PURCHASED – PUTS – 0.0%
Options on Forward Contracts – 0.0%
USD/BRL Expiration: Dec 2016, Exercise Price: BRL 2.95(i)		1,500,000	$163,770
USD/JPY Expiration: Nov 2016, Exercise Price: JPY 102.68(i)		24,200,000	75,722
USD/MXN Expiration: Nov 2016, Exercise Price: MXN 17.25(i)		5,193,000	182,601

Total Options Purchased – Puts (premiums paid $552,159)			422,093

		Principal Amount (000)
BANK LOANS – 0.0%
Industrial – 0.0%
Basic – 0.0%
Magnetation LLC 12.00%, 12/31/16(j)(k)(m)(p)(t) (cost $1,753,247)	U.S.$	1,753	227,922

MORTGAGE PASS-THROUGHS – 0.0%
Agency Fixed Rate 30-Year – 0.0%
Federal National Mortgage Association Series 1999 7.50%, 11/01/29		22	26,227
Series 1998 8.00%, 6/01/28		15	17,573

Total Mortgage Pass-Throughs (cost $37,304)			43,800

WARRANTS – 0.0%
Flexpath Capital, Inc., expiring 4/15/31(i)		17,195	– 0	–
SandRidge Energy, Inc. -A-CW22, expiring 10/04/22(i)		2,475	12,004
SandRidge Energy, Inc. -B-CW22, expiring 10/04/22(i)		1,042	4,741

Total Warrants (cost $0)			16,745

34	• AB INCOME FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 1.4%
Investment Companies – 1.4%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.26%(u)(v) (cost $12,471,125)	12,471,125	$12,471,125

Total Investments – 149.8% (cost $1,343,230,630)		1,377,063,408
Other assets less liabilities – (49.8)%		(458,049,102)

Net Assets – 100.0%		$919,014,306

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at October 31, 2016	Unrealized Appreciation/ (Depreciation)
Sold Contracts
Euro-BOBL Futures	402	December 2016	$58,190,499	$57,858,267	$332,232
U.S. Long Bond (CBT) Futures	1,518	December 2016	258,819,413	247,007,063	11,812,350
U.S. T-Note 10 Yr (CBT) Futures	584	December 2016	75,937,741	75,701,000	236,741

					$12,381,323

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	CAD	24,718	USD	19,258	11/10/16	$827,956
Barclays Bank PLC	INR	65,394	USD	968	12/15/16	(6,452)
Barclays Bank PLC	USD	8,487	INR	574,656	12/15/16	76,796
BNP Paribas SA	USD	278	ARS	4,842	1/26/17	25,441
BNP Paribas SA	USD	278	ARS	4,870	1/31/17	26,231
BNP Paribas SA	USD	278	ARS	4,898	2/03/17	27,434
BNP Paribas SA	USD	1,120	ARS	19,737	2/13/17	105,955
BNP Paribas SA	USD	845	ARS	14,969	2/16/17	83,354
BNP Paribas SA	USD	563	ARS	10,026	2/17/17	58,168
BNP Paribas SA	USD	1,690	ARS	30,416	2/21/17	191,678
BNP Paribas SA	USD	282	ARS	5,126	2/23/17	35,114
BNP Paribas SA	USD	537	ARS	9,826	2/24/17	69,960
BNP Paribas SA	USD	841	ARS	15,645	2/27/17	123,737
BNP Paribas SA	USD	441	ARS	8,276	2/28/17	68,756
BNP Paribas SA	USD	441	ARS	8,386	3/01/17	75,300
BNP Paribas SA	USD	486	ARS	9,473	3/02/17	97,557

AB INCOME FUND •	35

Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Citibank, NA	EUR	20,251	USD	22,634	11/15/16	$392,162
Citibank, NA	USD	9,791	GBP	7,544	11/16/16	(554,049)
Citibank, NA	NOK	11,971	USD	1,466	12/07/16	17,106
Citibank, NA	SEK	19,586	USD	2,269	12/07/16	96,538
Credit Suisse International	SEK	173,844	EUR	17,650	11/15/16	126,809
Goldman Sachs Bank USA	BRL	23,799	USD	7,508	11/03/16	51,815
Goldman Sachs Bank USA	USD	5,779	BRL	18,868	11/03/16	131,715
Goldman Sachs Bank USA	USD	1,550	BRL	4,932	11/03/16	(5,294)
Goldman Sachs Bank USA	USD	15,632	MXN	308,395	11/22/16	649,304
Goldman Sachs Bank USA	USD	9,968	RUB	625,824	11/22/16	(146,840)
Goldman Sachs Bank USA	BRL	29,545	USD	9,205	12/02/16	26,859
Goldman Sachs Bank USA	USD	12,914	SEK	108,457	12/07/16	(886,782)
JPMorgan Chase Bank, NA	AUD	4,016	USD	3,073	1/19/17	24,229
Morgan Stanley & Co., Inc.	BRL	13,936	USD	4,441	11/03/16	75,413
Morgan Stanley & Co., Inc.	USD	4,381	BRL	13,936	11/03/16	(14,960)
Morgan Stanley & Co., Inc.	USD	4,403	BRL	13,936	12/02/16	(74,149)
Morgan Stanley & Co., Inc.	SEK	21,745	USD	2,577	12/07/16	165,883
Morgan Stanley & Co., Inc.	USD	11,864	SEK	101,642	12/07/16	(592,313)
Royal Bank of Scotland PLC	CAD	6,335	USD	4,810	11/10/16	86,948
Royal Bank of Scotland PLC	USD	2,315	CAD	3,046	11/10/16	(44,201)
Royal Bank of Scotland PLC	GBP	9,451	USD	11,630	11/16/16	58,089
Royal Bank of Scotland PLC	MXN	110,043	USD	5,693	11/22/16	(117,141)
Standard Chartered Bank	SGD	8,698	USD	6,388	12/14/16	133,792
Standard Chartered Bank	USD	1,505	SGD	2,097	12/14/16	3,325
Standard Chartered Bank	USD	4,971	IDR	65,147,571	12/15/16	(4,015)
State Street Bank & Trust Co.	EUR	657	USD	716	11/15/16	(5,373)
State Street Bank & Trust Co.	USD	10,013	TRY	30,229	11/28/16	(299,133)

						$1,182,722

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Clearing Broker/(Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at October 31, 2016	Notional Amount (000)	Market Value	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citigroup Global Markets, Inc./(INTRCONX)
CDX-NAHY Series 26, 5 Year Index, 6/20/21*	(5.00)%	3.93%	$6,792	$(332,230)	$25,248
CDX-NAHY Series 26, 5 Year Index, 6/20/21*	(5.00)	3.93	7,252	(354,730)	9,344
CDX-NAHY Series 26, 5 Year Index, 6/20/21*	(5.00)	3.93	3,084	(150,854)	4,140
CDX-NAHY Series 26, 5 Year Index, 6/20/21*	(5.00)	3.93	2,053	(100,422)	7,582
CDX-NAHY Series 26, 5 Year Index, 6/20/21*	(5.00)	3.93	4,311	(210,872)	(6,975)
CDX-NAHY Series 26, 5 Year Index, 6/20/21*	(5.00)	3.93	2,053	(100,422)	5,644
CDX-NAHY Series 26, 5 Year Index, 6/20/21*	(5.00)	3.93	1,540	(75,329)	3,469

36	• AB INCOME FUND

Portfolio of Investments

Clearing Broker/(Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at October 31, 2016	Notional Amount (000)	Market Value	Unrealized Appreciation/ (Depreciation)
CDX-NAHY Series 26, 5 Year Index, 6/20/21*	(5.00)%	3.93%	$1,950	$(95,384)	$(2,842)
CDX-NAHY Series 26, 5 Year Index, 6/20/21*	(5.00)	3.93	2,012	(98,417)	(5,620)
CDX-NAHY Series 27, 5 Year Index, 12/20/21*	(5.00)	4.21	18,450	(739,900)	(37,157)

Sale Contracts
Citigroup Global Markets, Inc./(INTRCONX)
CDX-NAHY Series 21, 5 Year Index, 12/20/18*	5.00	2.06	12,323	820,716	396,609
CDX-NAHY Series 26, 5 Year Index, 6/20/21*	5.00	3.93	31,047	1,517,696	552,514
CDX-NAHY Series 27, 5 Year Index, 12/20/21*	5.00	4.21	1,808	72,506	3,560
CDX-NAHY Series 27, 5 Year Index, 12/20/21*	5.00	4.21	1,767	70,862	881
CDX-NAHY Series 27, 5 Year Index, 12/20/21*	5.00	4.21	1,397	56,024	(4,391)
CDX-NAHY Series 27, 5 Year Index, 12/20/21*	5.00	4.21	1,849	74,150	(6,731)
CDX-NAHY Series 27, 5 Year Index, 12/20/21*	5.00	4.21	1,849	74,151	(8,477)
CDX-NAHY Series 27, 5 Year Index, 12/20/21*	5.00	4.21	3,883	155,720	3,031
CDX-NAHY Series 27, 5 Year Index, 12/20/21*	5.00	4.21	2,778	111,406	(6,476)
CDX-NAHY Series 27, 5 Year Index, 12/20/21*	5.00	4.21	6,284	251,782	5,985
CDX-NAHY Series 27, 5 Year Index, 12/20/21*	5.00	4.21	6,597	264,559	(14,326)
CDX-NAHY Series 27, 5 Year Index, 12/20/21*	5.00	4.21	5,768	231,314	(27,281)

				$1,442,326	$897,731

*	Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Clearing Broker/ (Exchange)	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Citigroup Global Markets, Inc./(CME Group)	$ 30,755	2/10/25	2.034%	3 Month LIBOR	$(1,091,557)
Citigroup Global Markets, Inc./(CME Group)	6,010	6/09/25	2.491%	3 Month LIBOR	(470,638)
Citigroup Global Markets, Inc./(LCH Group)	46,860	4/02/24	2.851%	3 Month LIBOR	(4,468,905)

					$(6,031,100)

AB INCOME FUND •	37

Portfolio of Investments

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at October 31, 2016	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Barclays Bank PLC
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00%	8.47%	$5,000	$(767,139)	$(133,883)	$(633,256)
Credit Suisse International
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	8.47	4,000	(613,711)	50,079	(663,790)
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	4.66	660	(53,669)	(9,303)	(44,366)
Goldman Sachs International
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	8.47	6,500	(997,281)	(1,033,026)	35,745
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	8.47	5,000	(767,139)	(755,179)	(11,960)
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	8.47	5,000	(767,139)	(133,883)	(633,256)
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	4.66	2,000	(162,634)	(28,186)	(134,448)
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	4.66	2,000	(162,633)	(28,186)	(134,447)
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	4.66	4,400	(357,793)	(51,753)	(306,040)

				$(4,649,138)	$(2,123,320)	$(2,525,818)

*	Termination date

INTEREST RATE SWAPS (see Note D)

				Rate Type
Swap Counterparty		Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	BRL	49,500	1/02/19	CDI	11.260%	$(49,198)
Bank of America, NA		24,500	1/02/19	CDI	11.280%	(21,402)
Bank of America, NA		19,000	1/02/25	10.820%	CDI	57,727
Bank of America, NA		9,500	1/02/25	10.837%	CDI	27,109

						$14,236

38	• AB INCOME FUND

Portfolio of Investments

REVERSE REPURCHASE AGREEMENTS (see Note D)

Broker	Interest Rate	Maturity	U.S. $ Value at October 31, 2016
Barclays Capital, Inc.+	(0.50)%*	—	$961,377
Credit Suisse Securities (USA) LLC+	0.00%	—	1,071,338
HSBC Bank USA+	0.53%	—	275,493,304
HSBC Bank USA+	0.55%	—	36,476,246
JP Morgan Chase Bank+	0.45%	—	50,477,012
JP Morgan Chase Bank+	0.45%	—	105,768,878

			$470,248,155

+	The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on October 31, 2016

*	Interest payment due from counterparty.

The type of underlying collateral and the remaining maturity of open reverse repurchase agreements in relation to the reverse repurchase agreements on the statements of assets and liabilities is as follows:

Remaining Contracted Maturity of the Agreements

Reverse Repurchase Agreements

	Overnight and Continuous	Up to 30 Days			31-90 Days			Greater than 90 Days	Total
Corporates – Non-Investment Grade	$2,032,715	$	– 0	–	$	– 0	–	$	$2,032,715
Quasi-Sovereigns	468,215,430		—			—			468,215,430

Total	$470,248,145	$	– 0	–	$	– 0	–	$	$470,248,145

(a)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements.

(b)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(c)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.

(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 1.16% of net assets as of October 31, 2016, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Bellemeade Re II Ltd. Series 2016-1A, Class M2A 5.034%, 4/25/26	4/29/16	$3,017,572	$3,045,862	0.33%
Bellemeade Re Ltd. Series 2015-1A, Class M1 3.034%, 7/25/25	7/27/15	927,470	931,527	0.10%
Creditcorp 12.00%, 7/15/18	6/28/13	1,992,498	950,000	0.10%
Golden Energy Offshore Services AS 5.00%, 12/31/17	5/14/14-12/04/15	1,843,728	489,410	0.05%

AB INCOME FUND •	39

Portfolio of Investments

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
JP Morgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 4.784%, 11/25/24	11/06/15	$1,860,285	$1,866,570	0.20%
Magnetation LLC/Mag Finance Corp. 11.00%, 5/15/18	2/19/15	861,787	1,688	0.00%
Vantage Drilling International 10.00%, 12/31/20	6/17/16	71,836	69,493	0.01%
Virgolino de Oliveira Finance SA 10.50%, 1/28/18	6/13/13-1/27/14	3,510,948	334,029	0.04%
Virgolino de Oliveira Finance SA 10.875%, 1/13/20	6/09/14	745,965	195,000	0.02%
Virgolino de Oliveira Finance SA 11.75%, 2/09/22	12/29/14-2/03/14	916,308	109,850	0.01%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 5.784%, 11/25/25	9/06/16	949,000	938,084	0.10%
iPayment, Inc. 9.50%, 12/15/19	12/29/14-2/27/15	1,849,647	1,863,081	0.20%

(e)	Floating Rate Security. Stated interest/floor rate was in effect at October 31, 2016.

(f)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2016, the aggregate market value of these securities amounted to $174,766,616 or 19.0% of net assets.

(g)	IO – Interest Only.

(h)	Inverse interest only security.

(i)	Non-income producing security.

(j)	Defaulted.

(k)	Illiquid security.

(l)	Convertible security.

(m)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at October 31, 2016.

(n)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Exide Corp.	4/30/15	$87,194	$68,955	0.01%
Exide Technologies Series AI 11%, 4/30/2020	5/05/13-5/07/14	2,688,651	2,266,116	0.25%

(o)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at October 31, 2016.

(p)	Fair valued by the Adviser.

40	• AB INCOME FUND

Portfolio of Investments

(q)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(r)	Variable rate coupon, rate shown as of October 31, 2016.

(s)	The company invests on a global basis in multiple asset classes including (but not limited to) private equity debt securities, property-related assets and private equity securities including warrants and preferred stock.

(t)	The stated coupon rate represents the greater of the LIBOR or the LIBOR floor rate plus a spread at October 31, 2016.

(u)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(v)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

ARS – Argentine Peso

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

EUR – Euro

GBP – Great British Pound

IDR – Indonesian Rupiah

INR – Indian Rupee

MXN – Mexican Peso

NOK – Norwegian Krone

RUB – Russian Ruble

SEK – Swedish Krona

SGD – Singapore Dollar

TRY – Turkish Lira

USD – United States Dollar

Glossary:

ABS – Asset-Backed Securities

BOBL – Bundesobligationen

CBT – Chicago Board of Trade

CDI – Brazil CETIP Interbank Deposit Rate

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CMBS – Commercial Mortgage-Backed Securities

CME – Chicago Mercantile Exchange

INTRCONX – Inter-Continental Exchange

LCH – London Clearing House

LIBOR – London Interbank Offered Rates

REMICs – Real Estate Mortgage Investment Conduits

See notes to financial statements.

AB INCOME FUND •	41

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

October 31, 2016

Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,330,759,505)	$1,364,592,283
Affiliated issuers (cost $12,471,125)	12,471,125
Cash collateral due from broker	4,375,585
Cash	1,296,524
Due from custodian	317,253
Foreign currencies, at value (cost $137,042)	135,657
Interest receivable	15,891,673
Receivable for investment securities sold	13,221,583
Unrealized appreciation on forward currency exchange contracts	3,933,424
Receivable for capital stock sold	308,787
Unrealized appreciation on interest rate swaps	84,836
Upfront premium paid on credit default swaps	50,079
Unrealized appreciation on credit default swaps	35,745
Affiliated dividends receivable	5,457

Total assets	1,416,720,011

Liabilities
Payable for reverse repurchase agreements	470,248,155
Payable for investment securities purchased	15,368,596
Unrealized depreciation on forward currency exchange contracts	2,750,702
Unrealized depreciation on credit default swaps	2,561,563
Payable for capital stock repurchased	2,260,309
Upfront premium received on credit default swaps	2,173,399
Payable for variation margin on exchange-traded derivatives	886,436
Dividends payable	806,737
Advisory fee payable	214,443
Unrealized depreciation on interest rate swaps	70,600
Transfer Agent fee payable	39,352
Administrative fee payable	22,720
Distribution fee payable	1,191
Accrued expenses	301,502

Total liabilities	497,705,705

Net Assets	$919,014,306

Composition of Net Assets
Capital stock, at par	$113,617
Additional paid-in capital	956,156,127
Distributions in excess of net investment income	(704,342)
Accumulated net realized loss on investment and foreign currency transactions	(76,219,275)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	39,668,179

$919,014,306

Net Asset Value Per Share—30 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$2,104,405	260,302	$8.08	*

C	$1,132,865	139,989	$8.09

Advisor	$915,777,036	113,216,270	$8.09

*	The maximum offering price per share for Class A shares was $8.44 which reflects a sales charge of 4.25%.

See notes to financial statements.

42	• AB INCOME FUND

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

	For the Period January 1, 2016 to October 31, 2016(a)		Year Ended December 31, 2015
Investment Income
Interest (net of foreign taxes withheld of $6,755 and $11,419, respectively)	$62,340,759		$96,143,365
Dividends
Unaffiliated issuers	1,628,234		331,360
Affiliated issuers	183,152		72,367
Other income	327,167	(b)	60,717

Total income	64,479,312		96,607,809

Expenses
Advisory fee (see Note B)	6,979,775		8,908,641
Distribution fee—Class A	1,010		– 0	–
Distribution fee—Class C	1,828		– 0	–
Transfer agency—Class A	544		– 0	–
Transfer agency—Class C	297		– 0	–
Transfer agency—Advisor Class	616,077		116,242
Registration fees	276,652		217,039
Custodian	190,723		276,061
Audit and tax	147,372		152,148
Printing	131,745		883,747
Legal	104,362		279,305
Administrative	58,970		63,721
Directors’ fees	20,241		21,161
Miscellaneous	94,066		156,482

Total expenses before interest expense	8,623,662		11,074,547
Interest expense	3,404,843		2,622,406

Total expenses	12,028,505		13,696,953
Less: expenses waived and reimbursed by the Adviser (see Note B)	(1,007,078)		– 0	–

Net expenses	11,021,427		13,696,953

Net investment income	53,457,885		82,910,856

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	52,062,051		44,482,755
Futures	(62,992,173)		(22,468,647)
Options written	839,322		647,736
Swaptions written	– 0	–	169,290
Swaps	1,661,378		(12,387,670)
Foreign currency transactions	(5,526,847)		14,125,240
Net change in unrealized appreciation/depreciation of:
Investments	58,888,002		(134,192,070)
Futures	11,282,603		18,118,579
Options written	– 0	–	(44,134)
Swaps	(1,323,160)		4,438,126
Foreign currency denominated assets and liabilities	(3,902,924)		2,371,013

Net gain (loss) on transactions	50,988,252		(84,739,782)

Net Increase (Decrease) in Net Assets from Operations	$104,446,137		$(1,828,926)

(a)	AllianceBernstein Income Fund’s (the “Predecessor Fund”) fiscal year end was December 31 and the Fund’s fiscal year end is October 31.

(b)	Other income includes a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees.

See notes to financial statements.

AB INCOME FUND •	43

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	For the Period January 1, 2016 to October 31, 2016(a)		Year Ended December 31, 2015		Year Ended December 31, 2014
Increase (Decrease) in Net Assets from Operations
Net investment income	$53,457,885		$82,910,856		$100,504,848
Net realized gain (loss) on investment and foreign currency transactions	(13,956,269)		24,568,704		(14,555,797)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	64,944,521		(109,308,486)		60,564,273

Net increase (decrease) in net assets from operations	104,446,137		(1,828,926)		146,513,324
Dividends and Distributions to Shareholders from
Net investment income
Class A	(15,961)		– 0	–	– 0	–
Class C	(5,811)		– 0	–	– 0	–
Advisor Class	(53,017,830)		(101,719,576)		(107,988,728)
Net realized gain on investment transactions
Advisor Class	– 0	–	(9,712,602)		– 0	–
Capital Stock Transactions
Net decrease	(828,348,508)		– 0	–	– 0	–
Common Stock (see Note E)
Repurchase of Shares (12,172,242 and 14,903,847 shares, respectively)	– 0	–	(92,499,158)		(112,501,549)

Total decrease	776,941,973		(205,760,262)		(73,976,953)
Net Assets
Beginning of period	1,695,956,279		1,901,716,541		1,975,693,494

End of period (including distributions in excess of net investment income of ($704,342) and ($3,296,673), respectively)	$919,014,306		$1,695,956,279		$1,901,716,541

(a)	The Predecessor Fund’s fiscal year end was December 31 and the Fund’s fiscal year end is October 31.

See notes to financial statements.

44	• AB INCOME FUND

Statement of Changes in Net Assets

STATEMENT OF CASH FLOWS

For the Period January 1, 2016 to October 31, 2016(a)

Cash Flows from Operating Activities
Net increase in net assets from operations		$104,446,137
Reconciliation of Net Increase in Net Assets from Operations to Net Increase in Cash from Operating Activities:
Purchases of long-term investments	$(290,846,904)
Purchases of short-term investments	(729,231,720)
Proceeds from disposition of long-term investments	1,558,301,566
Proceeds from disposition of short-term investments	794,545,989
Net realized loss on investment transactions and foreign currency transactions	13,956,269
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(64,944,521)
Net accretion of bond discount and amortization of bond premium	16,073,891
Increase in receivable for investments sold	(13,005,745)
Decrease in interest receivable	12,555,825
Decrease in affiliated dividends receivable	6,952
Decrease in due from custodian	(317,253)
Decrease in cash collateral due from broker	3,693,362
Increase in payable for investments purchased	13,903,093
Decrease in advisory fee payable	(576,729)
Decrease in accrued expenses	(527,965)
Proceeds from options written, net	859,689
Proceeds on swaps, net	805,424
Payments for exchange-traded derivatives settlements	(51,785,963)

Total adjustments		1,263,465,260

Net increase in cash from operating activities		$1,367,911,397

Cash Flows from Financing Activities
Repurchase of Shares	(839,022,141)
Increase in due to custodian	1,398
Cash dividends paid (net of dividend reinvestments)*	(68,974,869)
Repayment of reverse repurchase agreements	(466,065,455)

Net decrease in cash from financing activities		(1,374,061,067)
Effect of exchange rate on cash		(5,432,508)

Net decrease in cash		(11,582,178)
Net change in cash
Cash at beginning of year		11,717,835

Cash at end of year		$135,657

* Reinvestment of dividends	$12,625,155
Supplemental disclosure of cash flow information:
Interest expense paid during the year	$3,653,581

(a)	AllianceBernstein Income Fund’s (the “Predecessor Fund”) fiscal year end was December 31 and the Fund’s fiscal year end is October 31.

In accordance with U.S. GAAP, the Fund has included a Statement of Cash Flows as a result of its significant investments in reverse repurchase agreements throughout the year.

See notes to financial statements.

AB INCOME FUND •	45

Statement of Cash Flows

NOTES TO FINANCIAL STATEMENTS

October 31, 2016

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of ten portfolios currently in operation. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Income Fund, Inc. (the “Fund”), a diversified portfolio. The fund acquired the assets and liabilities of the AllianceBernstein Income Fund, Inc., a closed-end fund (the “Predecessor Fund”) that was effective at the close of business April 21, 2016 (the “Reorganization”). The Reorganization was approved by the Predecessor Fund’s Board of Directors (the “Board”) and shareholders pursuant to an Agreement and Plan of Acquisition and Dissolution (the “Reorganization Agreement”), see Note I for additional information. The Predecessor Fund was the accounting survivor in the Reorganization and as such, the financial statements and the Advisor Class shares financial highlights reflect the financial information of the Predecessor Fund through April 21, 2016. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class 1 and Class 2 shares. Class B, Class R, Class I, Class Z, Class 1 and Class 2 shares are not currently offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All ten classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily

46	• AB INCOME FUND

Notes to Financial Statements

available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

AB INCOME FUND •	47

Notes to Financial Statements

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized

48	• AB INCOME FUND

Notes to Financial Statements

modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Certain bank loans are classified as Level 3, as significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer.

AB INCOME FUND •	49

Notes to Financial Statements

Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2016:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Governments – Treasuries	$	– 0	–	$876,917,819		$	– 0	–	$876,917,819
Collateralized Mortgage Obligations		– 0	–	123,352,950			3,977,389		127,330,339
Corporates – Non-Investment Grade		– 0	–	102,451,005			4,215,547	(a)	106,666,552
Commercial Mortgage-Backed Securities		– 0	–	4,148,688			48,863,351		53,012,039
Corporates – Investment Grade		– 0	–	46,694,207			– 0	–	46,694,207
Agencies		– 0	–	39,390,808			– 0	–	39,390,808
Emerging Markets – Sovereigns		– 0	–	22,774,780			– 0	–	22,774,780
Whole Loan Trusts		– 0	–	– 0	–		20,704,736		20,704,736
Emerging Markets – Corporate Bonds		– 0	–	15,793,379			447,328		16,240,707
Asset-Backed Securities		– 0	–	8,717,121			3,522,021		12,239,142
Emerging Markets – Treasuries		– 0	–	11,976,430			– 0	–	11,976,430
Quasi-Sovereigns		– 0	–	9,105,055			– 0	–	9,105,055
Governments – Sovereign Agencies		– 0	–	7,604,349			– 0	–	7,604,349
Local Governments – Municipal Bonds		– 0	–	6,939,008			– 0	–	6,939,008
Local Governments – Regional Bonds		– 0	–	1,976,005			– 0	–	1,976,005
Common Stocks		511,295		– 0	–		1,428,957		1,940,252
Governments – Sovereign Bonds		– 0	–	1,184,909			– 0	–	1,184,909
Options Purchased – Puts		– 0	–	422,093			– 0	–	422,093
Bank Loans		– 0	–	– 0	–		227,922		227,922
Mortgage Pass-Throughs		– 0	–	43,800			– 0	–	43,800
Warrants		16,745		– 0	–		– 0	–(a)	16,745
Short-Term Investments		12,471,125		– 0	–		– 0	–	12,471,125
Investments valued at NAV(b)									1,184,586

Total Investments in Securities		12,999,165		1,279,492,406			83,387,251		1,377,063,408

50	• AB INCOME FUND

Notes to Financial Statements

Investments in Securities:	Level 1		Level 2			Level 3			Total
Other Financial Instruments(c):
Assets:
Futures	$12,381,323		$	– 0	–	$	– 0	–	$12,381,323	(d)
Forward Currency Exchange Contracts	– 0	–		3,933,424			– 0	–	3,933,424
Centrally Cleared Credit Default Swaps	– 0	–		1,018,007			– 0	–	1,018,007	(d)
Credit Default Swaps	– 0	–		35,745			– 0	–	35,745
Interest Rate Swaps	– 0	–		84,836			– 0	–	84,836
Liabilities:
Forward Currency Exchange Contracts	– 0	–		(2,750,702)			– 0	–	(2,750,702)
Centrally Cleared Credit Default Swaps	– 0	–		(120,276)			– 0	–	(120,276	)(d)
Centrally Cleared Interest Rate Swaps	– 0	–		(6,031,100)			– 0	–	(6,031,100	)(d)
Credit Default Swaps	– 0	–		(2,561,563)			– 0	–	(2,561,563)
Interest Rate Swaps	– 0	–		(70,600)			– 0	–	(70,600)

Total(e)	$25,380,488			$1,273,030,177			$83,387,251		$1,382,982,502

(a)	The Fund held securities with zero market value at period end.

(b)

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2015-07 (the “ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods, with application of the amendments noted above retrospectively to all periods presented. The retrospective approach requires that an investment for which fair value is measured using the net asset value per share practical expedient be removed from the fair value hierarchy in all periods presented herein. Accordingly, the total investments with a fair value of $1,184,586 have not been categorized in the fair value hierarchy.

(c)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

(d)

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

(e)	There were no transfers between Level 1 and Level 2 during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

AB INCOME FUND •	51

Notes to Financial Statements

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Collateralized Mortgage Obligations		Corporates - Non-Investment Grade(a)		Commercial Mortgage- Backed Securities
Balance as of 12/31/15	$97,375,665		$7,013,931			$60,751,150
Accrued discounts/(premiums)	759		325,244			119,266
Realized gain (loss)	(326,578)		(356,765)			(609,939)
Change in unrealized appreciation/depreciation	173,882		(857,592)			187,026
Purchases/Payups	3,017,572		431,810			1,613,034
Sales/Paydowns	(3,925,673)		(2,341,081)			(13,197,186)
Transfers in to Level 3	– 0	–	– 0	–		– 0	–
Transfers out of Level 3	(92,338,238)		– 0	–		– 0	–

Balance as of 10/31/16	$3,977,389		$4,215,547			$48,863,351

Net change in unrealized appreciation/depreciation from investments held as of 10/31/16(b)	$58,997		$(857,592)			$(441,547)

	Whole Loan Trusts		Emerging Markets - Corporate Bonds		Asset-Backed Securities
Balance as of 12/31/15	$26,950,760		$ – 0	–		$1,744,238
Accrued discounts/(premiums)	45,945		(1,818)			– 0	–
Realized gain (loss)	(1,191,005)		– 0	–		– 0	–
Change in unrealized appreciation/depreciation	(950,547)		213,710			8,983
Purchases/Payups	2,887,526		– 0	–		1,977,000
Sales/Paydowns	(7,037,943)		– 0	–		(208,200)
Transfers in to Level 3	– 0	–	235,436			– 0	–
Transfers out of Level 3	– 0	–	– 0	–		– 0	–

Balance as of 10/31/16	$20,704,736		$447,328			$3,522,021

Net change in unrealized appreciation/depreciation from investments held as of 10/31/16(b)	$(948,693)		$213,710			$8,983

	Common Stocks		Bank Loans		Warrants(a)
Balance as of 12/31/15	$22,554,552		$4,226,990		$	– 0	–
Accrued discounts/(premiums)	– 0	–	13,014			– 0	–
Realized gain (loss)	(228,625)		(414,302)			– 0	–
Change in unrealized appreciation/depreciation	(1,649,595)		(531,306)			– 0	–
Purchases/Payups	– 0	–	150,334			– 0	–
Sales/Paydowns	(19,247,375)		(3,216,808)			– 0	–
Transfers in to Level 3	– 0	–	– 0	–		– 0	–
Transfers out of Level 3	– 0	–	– 0	–		– 0	–

Balance as of 10/31/16	$1,428,957		$227,922		$	– 0	–

Net change in unrealized appreciation/depreciation from investments held as of 10/31/16(b)	$(280,892)		$(1,016,905)		$	– 0	–

52	• AB INCOME FUND

Notes to Financial Statements

	Total
Balance as of 12/31/15	$220,617,286
Accrued discounts/(premiums)	502,410
Realized gain (loss)	(3,127,214)
Change in unrealized appreciation/depreciation	(3,405,439)
Purchases/Payups	10,077,276
Sales/Paydowns	(49,174,266)
Transfers in to Level 3	235,436	(c)
Transfers out of Level 3	(92,338,238	)(d)

Balance as of 10/31/16	$83,387,251

Net change in unrealized appreciation/depreciation from investments held as of 10/31/16(b)	$(3,263,939)

(a)	The Fund held securities with zero market value at period end.

(b)	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

(c)	There were de minimis transfers under 1% of net assets from Level 2 to Level 3 during the reporting period.

(d)	An amount of $92,388,238 was transferred out of Level 3 into Level 2 as improved transparency of price inputs has increased the observability of such inputs during the reporting period.

The following presents information about significant unobservable inputs related to the Fund’s Level 3 investments at October 31, 2016. Securities priced i) by third party vendors, or ii) using prior transaction prices, which approximates fair value, are excluded from the following table.

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 10/31/16	Valuation Technique	Unobservable Input	Input
Whole Loan Trusts	$2,461,024	Recovery Analysis	Deliquency Rate	<4%
	$586,036	Recovery Analysis	Deliquency Rate Collateralization	<5% >1.1X
	$151,696	Recovery Analysis	Pro-Rata Appraisal Value of Collateral	$489,724
	$349,225	Recovery Analysis	Pro-Rata Appraisal Value of Collateral	$631,883
	$175,929	Recovery Analysis	Pro-Rata Appraisal Value of Collateral	$464,192
	$2,579,639	Discounted Cashflow	Level Yield Discount Rate	13.45% 13.45%
	$1,032,429	Discounted Cashflow	Cash Flow Yield Discount Rate	89.22% 12.99%
	$2,956,806	Market- Approach	Underlying NAV of the collateral	$102.54
	$813,532	Recovery Analysis	Cumulative Loss	<22.00%
	$1,892,268	Recovery Analysis	Cumulative Loss	<20.00%

AB INCOME FUND •	53

Notes to Financial Statements

	Fair Value at 10/31/16	Valuation Technique	Unobservable Input	Input
	$7,706,152	Discounted Cashflow	Level Yield Discount Rate	94.60% 7.47%

	$20,704,736

Common Stocks	$364,270	Market- Approach	EBITDA* Projection EBITDA* Multiples	$94MM 8.5X
	$995,732	Market- Approach	EBITDA* Projection EBITDA* Multiples	$207.0MM 8.0X

	$1,360,002

Bank Loans	$227,922	Recovery Analysis	Liquidation / New Financing Probability and Assigned Discounted Market Values	85% Probability of Liquidation, Using a Value of $10 15% Probability of New Financing, Using a Value of $30

*	Earnings before Interest, Taxes, Depreciation and Amortization.

Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. Significant increases (decreases) in discount rate, level yield, cumulative loss and delinquency rate in isolation would be expected to result in a significantly lower (higher) fair value measurement. A significant increase (decrease) in appraisal value and EBITDA projections/multiples in insolation would be expected to result in a significant higher (lower) fair value measurement.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the

54	• AB INCOME FUND

Notes to Financial Statements

Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise

AB INCOME FUND •	55

Notes to Financial Statements

taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Repurchase Agreements

It is the Fund’s policy that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Fund may be delayed or limited.

56	• AB INCOME FUND

Notes to Financial Statements

9. Redemption Fees

The Fund imposed a .75% fee on redemption and exchanges of Advisor Class shares. This fee is retained by the Fund and is included in the financials statements as a component of additional paid-in capital. The fee was effective until July 22, 2016.

10. Change of Fiscal Year End

The Predecessor Fund’s fiscal year end was December 31 and the Fund’s fiscal year end is October 31. Accordingly, the statement of operations, statement of changes in net assets, statement of cash flows and the Advisor Class financial highlights reflect the ten months from January 1, 2016 to October 31, 2016. The financial highlights for Class A and Class C reflect the period from April 21, 2016 (inception date) to October 31, 2016.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser the Adviser an advisory fee at an annual rate of .60% of the first $2.5 billion of the Fund’s average daily net assets, .55% of the excess over $2.5 billion up to $5 billion and .50% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding expenses associated with securities sold short, acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transactions cost), on an annual basis (the “Expense Caps”) to .88%, 1.63% and .63% of daily average net assets for Class A, Class C, and Advisor Class shares, respectively. Any fees waived and expenses borne by the Adviser through October 31, 2016 are subject to repayment by the Fund until October 31, 2019; such waivers that are subject to repayment amount to $990,111. In any case, no repayment will be made that would cause the Fund’s total annual operating expenses to exceed the net fee percentage set forth above. The Expense Caps may not be terminated by the Adviser before April 22, 2018. The Predecessor Fund did not have an Expense Cap. For the period ended October 31, 2016, such reimbursement/waivers amounted to $990,111. Prior to April 21, 2016, the Predecessor Fund paid the Adviser a monthly advisory fee in an amount equal to the sum of 1/12th of .30 of 1% of the Predecessor Fund’s average weekly net assets up to $250 million, 1/12th .25 of 1% of the Predecessor Fund’s average weekly net assets in excess of $250 million, and 4.75% of the Predecessor Fund’s daily gross income (i.e., income other than gains from the sale of securities and foreign currency transactions or gains realized from options, futures and swap, less interest on money borrowed by the Predecessor Fund) accrued by the Predecessor Fund during the month. However, such monthly advisory fee shall not exceed in the aggregate

AB INCOME FUND •	57

Notes to Financial Statements

1/12th of .80% of the Predecessor Fund’s average weekly net assets during the month (approximately .80% on an annual basis).

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the period ended October 31, 2016, the reimbursement for such services amounted to $58,970. For year ended December 31, 2015, the reimbursement for such services amounted to $63,721.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Prior to the Reorganization Computershare Trust Company, N.A. was the Transfer Agent. Such compensation retained by ABIS amounted to $273,303 for the period ended October 31, 2016.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $758 from the sale of Class A shares and received $0 and $0 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the period ended October 31, 2016.

The AB Fixed-Income Shares, Inc.—Government STIF Portfolio (the “Government STIF Portfolio”), prior to June 1, 2016, was offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and was not available for direct purchase by members of the public. Prior to June 1, 2016, the Government STIF Portfolio paid no advisory fees but did bear its own expenses. As of June 1, 2016, the Government STIF Portfolio, which was renamed “AB Government Money Market Portfolio” (the “Government Money Market Portfolio”), has a contractual advisory fee rate of .20% and continues to bear its own expenses. In connection with the investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the period ended October 31, 2016, such waiver amounted to $16,967. A summary of the Fund’s transactions in shares of the Government Money Market Portfolio for the period ended October 31, 2016 is as follows:

Market Value 12/31/15 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 10/31/16 (000)	Dividend Income(a) (000)
$ 78,338	$728,587	$794,454	$12,471	$183

(a)	For the year ended December 31, 2015, the Fund received dividend income of $72,367.

58	• AB INCOME FUND

Notes to Financial Statements

Brokerage commissions paid on investment transactions for the period ended October 31, 2016 amounted to $74,559, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pay distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares and 1% of the Fund’s average daily net assets attributable to Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $7,956 for Class C shares. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the period ended October 31, 2016 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$97,508,021	$361,010,664
U.S. government securities	193,338,883	1,172,352,343

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency, written options and swap transactions) are as follows:

Cost	$1,343,918,863

Gross unrealized appreciation	$72,144,961
Gross unrealized depreciation	(39,000,416)

Net unrealized appreciation	$33,144,545

AB INCOME FUND •	59

Notes to Financial Statements

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

60	• AB INCOME FUND

Notes to Financial Statements

During the period ended October 31, 2016, the Fund held futures for hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the period ended October 31, 2016, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

AB INCOME FUND •	61

Notes to Financial Statements

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

During the period ended October 31, 2016, the Fund held purchased options for hedging and non-hedging purposes. During the period ended October 31, 2016, the Fund held written options for hedging and non-hedging purposes.

For the period ended October 31, 2016, the Fund had the following transactions in written options:

	Number of Contracts		Premiums Received
Options written outstanding as of 12/31/15	– 0	–	$	– 0	–
Options written	5,022,942,936			1,250,314
Options assigned	(17,176,000)			(25,764)
Options expired	(4,881,870,936)			(792,849)
Options bought back	(123,896,000)			(431,701)
Options exercised	– 0	–		– 0	–

Options written outstanding as of 10/31/16	– 0	–	$	– 0	–

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to

62	• AB INCOME FUND

Notes to Financial Statements

changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

AB INCOME FUND •	63

Notes to Financial Statements

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the period ended October 31, 2016, the Fund held interest rate swaps for hedging and non-hedging purposes.

64	• AB INCOME FUND

Notes to Financial Statements

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty. As of October 31, 2016, the Portfolio had Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sales Contracts which may partially offset the Maximum Payout Amount in the amount of $49,497,000.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the

AB INCOME FUND •	65

Notes to Financial Statements

payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the period ended October 31, 2016, the Fund held credit default swaps for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

66	• AB INCOME FUND

Notes to Financial Statements

During the period ended October 31, 2016, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$12,381,323	*	Receivable/Payable for variation margin on exchange-traded derivatives	$6,031,100	*

Credit contracts	Receivable/Payable for variation margin on exchange-traded derivatives	1,018,007	*	Receivable/Payable for variation margin on exchange-traded derivatives	120,276	*

Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	3,933,424		Unrealized depreciation on forward currency exchange contracts	2,750,702

Foreign exchange contracts	Investments in securities, at value	422,093

Interest rate contracts	Unrealized appreciation on interest rate swaps	84,836		Unrealized depreciation on interest rate swaps	70,600

Credit contracts	Unrealized appreciation on credit default swaps	35,745		Unrealized depreciation on credit default swaps	2,561,563

Total		$17,875,428			$11,534,241

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(62,992,173)	$11,282,603

AB INCOME FUND •	67

Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives		Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$4,048,695		$(3,997,263)

Foreign exchange contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	– 0	–	(130,066)

Foreign exchange contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	839,322		– 0	–

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(1,995,536)		(139,881)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	3,656,914		(1,183,279)

Total		$(56,442,778)		$5,832,114

The following table represents the average monthly volume of the Fund’s derivative transactions during the period ended October 31, 2016:

Futures:
Average original value of sale contracts	$640,291,197

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$177,881,794
Average principal amount of sale contracts	$236,101,911

Purchased Options:
Average monthly cost	$321,895	(a)

Interest Rate Swaps:
Average notional amount	$38,734,422	(b)

68	• AB INCOME FUND

Notes to Financial Statements

Centrally Cleared Interest Rate Swaps:
Average notional amount	$680,633,872

Credit Default Swaps:
Average notional amount of sale contracts	$28,994,545

Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$11,147,511	(c)
Average notional amount of sale contracts	$49,051,615

(a)	Positions were open for two months during the period.

(b)	Positions were open for less than one month during the period.

(c)	Positions were open for seven months during the period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of October 31, 2016:

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset		Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
OTC Derivatives:
Bank of America, NA	$912,792	$(70,600)		$	– 0	–	$	– 0	–	$842,192
Barclays Bank PLC	76,796	(76,796)			– 0	–		– 0	–	– 0	–
BNP Paribas SA	988,685	– 0	–		– 0	–		– 0	–	988,685
Citibank, NA	505,806	(505,806)			– 0	–		– 0	–	– 0	–
Credit Suisse International	202,531	(202,531)			– 0	–		– 0	–	– 0	–
Goldman Sachs Bank USA	1,023,463	(1,023,463)			– 0	–		– 0	–	– 0	–
JPMorgan Chase Bank, NA	206,830	– 0	–		– 0	–		– 0	–	206,830
Morgan Stanley & Co., Inc.	241,296	(241,296)			– 0	–		– 0	–	– 0	–
Royal Bank of Scotland PLC	145,037	(145,037)			– 0	–		– 0	–	– 0	–
Standard Chartered Bank	137,117	(4,015)			– 0	–		– 0	–	133,102

Total	$4,440,353	$(2,269,544)		$	– 0	–	$	– 0	–	$2,170,809	^

AB INCOME FUND •	69

Notes to Financial Statements

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Citigroup Global Markets, Inc.**	$16,499	$	– 0	–		$(16,499)		$	– 0	–	$	– 0	–
Morgan Stanley & Co., LLC**	869,937		– 0	–		– 0	–		(869,937)			– 0	–

Total	$886,436	$	– 0	–		$(16,499)			$(869,937)		$	– 0	–

OTC Derivatives:
Bank of America, NA	$70,600		$(70,600)		$	– 0	–	$	– 0	–	$	– 0	–
Barclays Bank PLC	773,591		(76,796)			– 0	–		(696,795)			– 0	–
Citibank, NA	554,049		(505,806)			– 0	–		– 0	–		48,243
Credit Suisse International	667,380		(202,531)			– 0	–		(464,849)			– 0	–
Goldman Sachs Bank USA/Goldman Sachs International	4,253,535		(1,023,463)			– 0	–		(3,218,368)			11,704
Morgan Stanley & Co., Inc.	681,422		(241,296)			– 0	–		– 0	–		440,126
Royal Bank of Scotland PLC	161,342		(145,037)			– 0	–		– 0	–		16,305
Standard Chartered Bank	4,015		(4,015)			– 0	–		– 0	–		– 0	–
State Street Bank & Trust Co.	304,506		– 0	–		– 0	–		– 0	–		304,506

Total	$7,470,440		$(2,269,544)		$	– 0	–		$(4,380,012)			$820,884	^

*	The actual collateral received/pledged is more than the amount reported due to over-collateralization.

**	Cash and securities have been posted for initial margin requirements for exchange-traded derivatives outstanding at October 31, 2016.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

70	• AB INCOME FUND

Notes to Financial Statements

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. TBA and Dollar Rolls

The Fund may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agree-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

The Fund may enter into dollar rolls. Dollar rolls involve sales by the Fund of securities for delivery in the current month and the Fund’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. During the period ended October 31, 2016, the Fund had no transactions in dollar rolls.

4. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase transactions (“RVP”) in accordance with the terms of a Master Repurchase Agreement (“MRA”), under which the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a

AB INCOME FUND •	71

Notes to Financial Statements

reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value comparable to the repurchase price. Under the MRA and other Master Agreements, the Fund is permitted to offset payables and/or receivables with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund in the event of a default. In the event of a default by a MRA counterparty, the Fund may be considered an unsecured creditor with respect to any excess collateral (collateral with a market value in excess of the repurchase price) held by and/or posted to the counterparty, and as such the return of such excess collateral may be delayed or denied. For the period ended October 31, 2016, the average amount of reverse repurchase agreements outstanding was $886,671,086 and the daily weighted average interest rate was 0.45%. At October 31, 2016, the Fund had reverse repurchase agreements outstanding in the amount of $470,248,155 as reported on the statement of assets and liabilities.

The following table presents the Fund’s RVP liabilities by counterparty net of the related collateral pledged by the Fund as of October 31, 2016:

Counterparty	RVP Liabilities Subject to a MRA	Securities Collateral Pledged†*	Net Amount of RVP Liabilities
Barclays Capital, Inc.	$961,377	$961,377	$0
Credit Suisse Securities (USA) LLC	1,071,338	1,071,338	0
HSBC Bank USA	311,969,550	311,969,550	0
JP Morgan Chase Bank	156,245,890	156,245,890	0

Total	$470,248,155	$470,248,155	$0

†	Including accrued interest.

*	The actual collateral pledged may be more than the amount reported due to overcollateralization.

5. Loan Participations and Assignments

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or by buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). A loan is often administered by a bank or other financial institution (the “Lender”) that acts as agent for all holders. The agent administers the term of the loan as specified in the loan agreement. When investing in Participations, the Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. In addition, when investing in Participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender and only upon receipt of payments by the Lender from the borrower. As a result, the Fund may be

72	• AB INCOME FUND

Notes to Financial Statements

subject to the credit risk of both the borrower and the Lender. When the Fund purchases Assignments from Lenders, it will typically acquire direct rights against the borrower on the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than six months) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high-yield bonds issued for the purpose of acquisitions. The Fund may also participate in unfunded loan commitments, which are contractual obligations for investing in future Participations, may receive a commitment fee based on the amount of the commitment. Under these arrangements, the Fund may receive a fixed rate commitment fee and, if and to the extent the borrower borrows under the facility, the Fund may receive an additional funding fee.

Unfunded loan commitments and funded loans are marked to market daily.

During the period ended October 31, 2016, the Fund had no commitments outstanding and received no commitment fees or additional funding fees.

NOTE E

Common Stock

During the years ended December 31, 2015 and December 31, 2014 the Predecessor Fund did not issue any shares in connection with the Fund’s dividend reinvestment plan.

On June 25, 2014, the Predecessor Fund announced a share repurchase program for the Predecessor Fund’s discretionary repurchase of up to 15% of its then outstanding shares of common stock (valued at up to approximately $306 million as of June 24, 2014 based on Predecessor Fund total net assets of approximately $2.04 billion) in open market transactions over a one-year period. This share repurchase program is intended to benefit long-term Predecessor Fund stockholders by the repurchase of Predecessor Fund shares at a discount to their net asset value. During the years ended December 31, 2015 and December 31, 2014, the Predecessor Fund repurchased 12,172,242 and 14,903,847 shares, respectively, at an average discount of 10.45% and 10.09%, respectively, from net asset value. The share repurchase program expired on June 25, 2015.

AB INCOME FUND •	73

Notes to Financial Statements

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares	Amount
	For the Period January 1, 2016 to October 31, 2016(a)	For the Period January 1, 2016 to October 31, 2016(a)

Class A(b)
Shares sold	299,970	$2,441,972

Shares issued in reinvestment of dividends and distributions	1,566	12,705

Shares redeemed	(41,234)	(334,002)

Net increase	260,302	$2,120,675

Class C(b)
Shares sold	139,491	$1,134,187

Shares issued in reinvestment of dividends and distributions	533	4,327

Shares redeemed	(35)	(285)

Net increase	139,989	$1,138,229

Advisor Class
Shares sold	1,526,459	$12,542,792

Shares issued in reinvestment of dividends and distributions	1,556,770	12,608,123

Shares redeemed	(105,702,567)	(856,758,327)

Net decrease	(102,619,338)	$(831,607,412)

(a)	The Predecessor Fund’s fiscal year end was December 31 and the Fund’s fiscal year end is October 31.

(b)	Inception date of April 21, 2016.

NOTE G

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

74	• AB INCOME FUND

Notes to Financial Statements

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (often referred to as “junk bonds”) are subject to higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, negative perceptions of the junk bond market generally and less secondary market liquidity. These securities are often able to be “called” or repurchased by the issuer prior to their maturity date, forcing the Fund to reinvest the proceeds, possibly at a lower rate of return.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the real value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory, or other uncertainties.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of derivative instruments by the Fund, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

AB INCOME FUND •	75

Notes to Financial Statements

Liquidity Risk—Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Over recent years, liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Mortgage-Backed and/or Other Asset-Backed Securities Risk—Investments in mortgage-backed and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

76	• AB INCOME FUND

Notes to Financial Statements

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal period ended October 31, 2016 and years ended December 31, 2015 and December 31, 2014 were as follows:

	2016		2015	2014
Distributions paid from:
Ordinary income	$53,039,602		$107,568,721	$107,988,728
Net long-term capital gains	– 0	–	3,863,457	– 0	–

Total taxable distributions paid	$53,039,602		$111,432,178	$107,988,728

As of October 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,654,845
Accumulated capital and other losses	(63,442,858	)(a)
Unrealized appreciation/(depreciation)	28,372,985	(b)

Total accumulated earnings/(deficit)	$(33,415,028	)(c)

(a)	As of October 31, 2016, the cumulative deferred loss on straddles was $50,419,217. As of October 31, 2016, the Fund had a net capital loss carryforward of $13,023,641.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps and partnership investments, the realization for tax purposes of gains/losses on certain derivative instruments, and the tax treatment of passive foreign investment companies (PFICs).

(c)	The differences between book-basis and tax-basis components of accumulated earnings/ (deficit) are attributable primarily to dividends payable and the tax treatment of defaulted securities.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2016, the Fund had a net long-term capital loss carryforward of $13,023,641, which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to the tax treatment of swaps, options and swap clearing fees, reclassifications of foreign currency and paydown gains/losses, and the redesignation of dividends resulted in a net decrease in distributions in excess of net investment income and a net increase in accumulated net realized loss on investment and foreign currency transactions. These reclassifications had no effect on net assets.

AB INCOME FUND •	77

Notes to Financial Statements

NOTE I

Reorganization

At a meeting held on August 6, 2015 the Board, on behalf of the Fund, and the Board of Directors of the Predecessor Fund, approved the Reorganization Agreement providing for the tax-free acquisition by the Fund of the assets and liabilities of the Predecessor Fund, and the Predecessor Fund shareholders approved the Reorganization Agreement at a Special Meeting of Shareholders held on March 1, 2016. The acquisition was completed at the close of business April 21, 2016. Pursuant to the Reorganization Agreement, the assets and liabilities of the Predecessor Fund’s shares were transferred in exchange for the Fund’s Advisor Class shares, in a tax-free exchange as follows:

	Shares outstanding before the Reorganization		Shares outstanding immediately after the Reorganization		Aggregate net assets before the Reorganization			Aggregate net assets immediately after the Reorganization
Predecessor Fund*	215,833,695		– 0	–		$1,725,148,833	+	$	– 0	–
The Fund	– 0	–	215,833,695		$	– 0	–		$1,725,148,833

*	Represents the accounting survivor.

+	Includes distributions in excess of net investment income of ($20,163,122) and unrealized appreciation on investments of $61,667,545, with a fair value of $2,379,923,538 and identified cost of $2,318,255,993.

For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Predecessor Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

NOTE J

Other

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the financial statements and related disclosures.

78	• AB INCOME FUND

Notes to Financial Statements

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

AB INCOME FUND •	79

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
April 21, 2016(a) to October 31, 2016

Net asset value, beginning of period	$ 7.99

Income From Investment Operations
Net investment income(b)(c)*	.17
Net realized and unrealized gain on investment and foreign currency transactions	.08

Net increase in net asset value from operations	.25

Less: Dividends
Dividends from net investment income	(.16)

Net asset value, end of period	$ 8.08

Total Return
Total investment return based on net asset value(d)*	3.14%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,104
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)^	1.16%
Expenses, before waivers/reimbursements(e)^	1.37%
Net investment income(c)^*	4.06%
Portfolio turnover rate	14%

See footnote summary on page 83.

80	• AB INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
April 21, 2016(a) to October 31, 2016

Net asset value, beginning of period	$ 7.99

Income From Investment Operations
Net investment income(b)(c)*	.14
Net realized and unrealized gain on investment and foreign currency transactions	.09

Net increase in net asset value from operations	.23

Less: Dividends
Dividends from net investment income	(.13)

Net asset value, end of period	$ 8.09

Total Return
Total investment return based on net asset value(d)*	2.85%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,133
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)^	1.90%
Expenses, before waivers/reimbursements(e)^	2.15%
Net investment income(c)^*	3.34%
Portfolio turnover rate	14%

See footnote summary on page 83.

AB INCOME FUND •	81

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	January 1, 2016 to October 31, 2016(f)		Year Ended December 31,
			2015		2014		2013		2012		2011

Net asset value, beginning of period	$ 7.86		$ 8.34		$ 8.13		$ 8.89		$ 8.93		$ 8.75

Income From Investment Operations
Net investment income(b)	.29	(c)*	.38		.42		.40		.40		.44
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.22		(.41)		.19		(.71)		.57		.31
Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00	(g)	– 0	–

Net increase (decrease) in net asset value from operations	.51		(.03)		.61		(.31)		.97		.75

Less: Dividends and Distributions
Dividends from net investment income	(.28)		(.46)		(.45)		(.41)		(.48)		(.57)
Distributions from net realized gain on investment transactions	– 0	–	(.05)		– 0	–	(.04)		(.53)		– 0	–

Total dividends and distributions	(.28)		(.51)		(.45)		(.45)		(1.01)		(.57)

Redemption fee	.00	(g)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–
Anti-Dilutive Effect of Share Repurchase Program	– 0	–	.06		.05		– 0	–	– 0	–	– 0	–

Net asset value, end of period	$ 8.09		$ 7.86		$ 8.34		$ 8.13		$ 8.89		$ 8.93

Market value, end of period	N/A		$ 7.67		$ 7.47		$ 7.13		$ 8.10		$ 8.07

Discount, end of period	N/A		(2.42)%		(10.43)%		(12.30)%		(8.89)%		(9.63)%
Total Return
Total investment return based on:
Market value	N/A		9.71	%(h)	11.28	%(h)	(6.50	)%(h)	13.80	%(h)	9.36	%(h)
Net asset value	6.66	%(d)*	.70	%(h)	8.96	%(h)	(2.86	)%(h)	12.15	%(h)	9.67	%(h)
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$916		$1,696		$1,902		$1,976		$2,159		$2,168
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.88	%^	.75%		.67%		.63%		.64%		.64%
Expenses, before waivers/reimbursements(e)	.96	%^	.75%		.67%		.63%		.64%		.64%
Net investment income	4.29	%(c)^*	4.57%		5.02%		4.74%		4.34%		5.00%
Portfolio turnover rate	14%		34%		32%		107%		58%		67%

See footnote summary on page 83.

82	• AB INCOME FUND

Financial Highlights

(a)	Inception date.

(b)	Based on average shares outstanding.

(c)	Net of fees and expenses waived by the Adviser.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The expense ratios, excluding interest expense are:

	January 1, 2016 to October 31, 2016(f)		Year Ended December 31,
			2015	2014	2013	2012	2011
Class A
Net of waivers/reimbursements	.88	%^	N/A	N/A	N/A	N/A	N/A
Before waivers/reimbursement	1.09	%^	N/A	N/A	N/A	N/A	N/A
Class C
Net of waivers/reimbursements	1.63	%^	N/A	N/A	N/A	N/A	N/A
Before waivers/reimbursements	1.87	%^	N/A	N/A	N/A	N/A	N/A
Advisor Class
Net of waivers/reimbursements	.61	%^	.61%	.61%	.57%	.55%	.58%
Before waivers/reimbursements	.69	%^	.61%	.61%	.57%	.55%	.58%

(f)	The Predecessor Fund’s fiscal year end was December 31 and the Fund’s fiscal year end is October 31.

(g)	Amount is less than $.005.

(h)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.

^	Annualized.

*	For the period ended October 31, 2016, the amount includes a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.003	.04%	.03%

See notes to financial statements.

AB INCOME FUND •	83

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

AB Income Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of AB Income Fund, Inc. (the “Fund”), including the portfolio of investments, as of October 31, 2016, and the related statements of operations for the period January 1, 2016 to October 31, 2016 and the year ended December 31, 2015, the statements of changes in net assets for the period January 1, 2016 to October 31, 2016 and each of the two years in the period ended December 31, 2015, the statement of cash flows for the period January 1, 2016 to October 31, 2016 and the financial highlights for each of the periods included therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AB Income Fund, Inc. at October 31, 2016, and the results of its operations for the period January 1, 2016 to October 31, 2016 and the year ended December 31, 2015, the changes in its net assets for the period January 1, 2016 to October 31, 2016 and each of the two years in the period ended December 31, 2015, its cash flows for the period January 1, 2016 to October 31, 2016 and the financial highlights for each of the periods included therein, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 30, 2016

84	• AB INCOME FUND

Report of Independent Registered Public Accounting Firm

2016 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended October 31, 2016. For foreign shareholders, 79.20% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

For the taxable year ended October 31, 2016, the Fund designates $68,779 as the maximum amount that may be considered qualified dividend income for individual shareholders.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2017.

AB INCOME FUND •	85

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1) , Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Paul J. DeNoon(2), Vice President Gershon M. Distenfeld(2), Vice President Douglas J. Peebles(2), Vice President	Matthew S. Sheridan(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by a team of investment professionals consisting of Messrs. DeNoon, Distenfeld, Peebles and Sheridan.

86	• AB INCOME FUND

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR
Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 56 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	108	None

AB INCOME FUND •	87

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS
Marshall C. Turner, Jr., ## Chairman of the Board 75 (2005)	Private Investor since prior to 2011. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	108	Xilinx, Inc. (programmable logic semi-conductors) since 2007

John H. Dobkin, ## 74 (1992)	Independent Consultant since prior to 2011. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992, and as Chairman of the Audit Committees of a number of such AB Funds from 2001-2008.	108	None

88	• AB INCOME FUND

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, ## 72 (2005)	Private Investor since prior to 2011. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	108	Asia Pacific Fund, Inc. (registered investment company) since prior to 2011

William H. Foulk, Jr., ## 84 (1990)	Investment Adviser and an Independent Consultant since prior to 2011. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	108	None

AB INCOME FUND •	89

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
D. James Guzy, ## 80 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2011. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2011 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	108	None

Nancy P. Jacklin, ## 68 (2006)	Private Investor since prior to 2011. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	108	None

90	• AB INCOME FUND

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Carol C. McMullen, ## 61 (2016)	Managing Director of Slalom Consulting (consulting) since 2014 and private investor; Director of Norfolk & Dedham Group (mutual property and casualty insurance) since 2011; and Director of Partners Community Physicians Organization (healthcare) since 2014. Formerly, Managing Director of The Crossland Group (consulting) from 2012 to 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and nonprofit boards, and as a director or trustee of the AB Funds since June 2016.	108	None

AB INCOME FUND •	91

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, ## 64 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	108	None

Earl D. Weiner, ## 77 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	108	None

92	• AB INCOME FUND

Management of the Fund

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to this position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

AB INCOME FUND •	93

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 56	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 71	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L .P. since prior to March 2003.

Paul J. DeNoon 54	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2011.

Gershon M. Distenfeld 41	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2011.

Douglas J. Peebles 51	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2011.

Matthew S. Sheridan 41	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2011.

Emilie D. Wrapp 61	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2011.

Joseph J. Mantineo 57	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”**), with which he has been associated since prior to 2011.

Phyllis J. Clarke 55	Controller	Vice President of ABIS**, with which she has been associated since prior to 2011.

Vincent S. Noto 52	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser**, since prior to 2011.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at 1-(800)227-4618, or visit www.ABfunds.com for a free prospectus or SAI.

94	• AB INCOME FUND

Management of the Fund

Information Regarding the Review and Approval of the Portfolio’s Advisory Agreement

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Fund”) unanimously approved the Fund’s Advisory Agreement with the Adviser in respect of AB Income Fund (the “Portfolio”) for an initial two-year period at a meeting held on August 4-5, 2015.

Prior to approval of the Advisory Agreement in respect of the Portfolio, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the proposed advisory fee in the Advisory Agreement. The directors also discussed the proposed approval in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services to be provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, including the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the AB Funds and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the proposed advisory fee, were fair and reasonable in light of the services to be performed, expenses to be incurred and such other matters as the directors considered relevant in the exercise of their business judgment.

AB INCOME FUND •	95

The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services to be Provided

The directors considered the scope and quality of services to be provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the AB Funds. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided to the Portfolio by employees of the Adviser or its affiliates. Requests for these reimbursements will be subject to the directors’ approval on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Portfolio under the Advisory Agreement.

Costs of Services to be Provided and Profitability

Because the Portfolio had not yet commenced operations, the directors were unable to consider historical information about the profitability of the Portfolio. However, the Adviser agreed to provide the directors with profitability information in connection with future proposed continuances of the Advisory Agreement. They also considered the costs to be borne by the Adviser in providing services to the Portfolio and that the Portfolio was unlikely to be profitable to the Adviser unless it achieves a material level of net assets.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their proposed relationships with the Portfolio, including, but not limited, to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from brokers that execute transactions for certain clients, including the Portfolio); 12b-1 fees and sales charges to be received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Portfolio’s shares; transfer agency fees to be paid by the Portfolio to a wholly owned subsidiary of the Adviser; and brokerage commissions to be paid by the Portfolio to brokers affiliated with the

96	• AB INCOME FUND

Adviser. The directors recognized that the Adviser’s future profitability would be somewhat lower without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

Since the Portfolio had not yet commenced operations, no performance or other historical information for the Portfolio was available from the Adviser. However, it was proposed that the Portfolio would receive the assets of AllianceBernstein Income Fund, Inc. (“ABIF”) in exchange for Advisor Class shares of the Portfolio and the assumption by the Portfolio of all of the liabilities of ABIF. Shareholders of ABIF would receive Advisor Class shares of the Portfolio in connection with the reorganization. The portfolio management team of ABIF would continue to manage the assets of the Portfolio. The Adviser provided the directors with the performance returns of ABIF. The directors noted the significant differences between ABIF and the Portfolio, in particular that ABIF utilized leverage to seek incremental return for its common stockholders, which the Portfolio, as an open-end fund, could not do. Based on this information, together with the Adviser’s written and oral presentations regarding the management of the Portfolio and their general knowledge and confidence in the Adviser’s expertise in managing mutual funds, the directors concluded that they were satisfied that the Adviser was capable of providing high quality portfolio management services to the Portfolio.

Advisory Fees and Other Expenses

The directors considered the proposed advisory fee rate payable by the Portfolio and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a hypothetical common asset level of $1.0 billion. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The information reviewed by the directors showed that, at the Portfolio’s hypothetical size of $1.0 billion, its proposed contractual effective advisory fee rate of 60 basis points was higher than the Lipper expense group median of 56.9 basis points. The directors discussed with the Adviser, consistent with a recommendation of the Senior Officer, the reasons for ABIF’s and the Portfolio’s different fee structure and level of the advisory fee. The Adviser informed the directors that because the Portfolio is an open-end fund, instituting a similar income-based fee for the Portfolio would present a marketing impediment for a number of the Adviser’s distributing partners. The Adviser also informed the directors that the Portfolio’s asset-based fee is typical for open-end funds. The Adviser informed the directors that the Portfolio’s advisory fee rate is higher than the advisory fee rate of ABIF because the current historically low interest rate environment results in the income-based component of the fee rate

AB INCOME FUND •	97

being unusually low. The Adviser explained that the Portfolio’s ordinary fee rate is lower than the fee rate paid by ABIF in most prior periods.

The directors recognized that the Adviser’s total compensation from the Portfolio pursuant to the Advisory Agreement would be increased by amounts paid pursuant to the expense reimbursement provision in the Advisory Agreement, and that the impact of such expense reimbursement would depend on the size of the Portfolio and the extent to which the Adviser requests reimbursements pursuant to this provision.

The Adviser informed the directors that there were no institutional products managed by it that have a substantially similar investment style.

The directors noted that the Portfolio may invest in shares of exchange-traded funds (“ETFs”), subject to restrictions and limitations of the Investment Company Act of 1940 as these may be waived as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The directors concluded, based on the Adviser’s explanation of how it may use ETFs when they are the most cost-effective way to obtain desired exposures or to “equitize” cash inflows pending purchases of underlying securities, that the proposed advisory fee for the Portfolio would be paid for services that would be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs in which the Portfolio may in the future invest.

The directors considered the anticipated total expense ratio of the Class A shares of the Portfolio assuming $1.0 billion in assets under management in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group than the Expense Group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio.

The directors also considered the proposed expense limitation agreement between the Adviser and the Fund for a two-year period beginning with the Portfolio’s commencement of operations. Under the proposed expense limitation agreement the Adviser would agree to waive its fees and/or reimburse expenses of the Portfolio to the extent that total expenses exceed 0.88% for Class A shares and 0.63% for Advisor Class shares. The anticipated expense ratios for the Portfolio reflected fee waivers and/or expense reimbursement as a result of the proposed expense limitation agreement. The directors noted that it was likely that the expense ratios of some of the other funds in the Portfolio’s Lipper category also were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their

98	• AB INCOME FUND

evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The directors requested that the Adviser set the expense limitation at a lower level than the 0.90% initially proposed. The Adviser proposed a limit of 0.88% instead, and the directors considered that level acceptable. Following a recommendation of the Senior Officer, the directors discussed with the Adviser their concern that, after the two year term of the expense limitation agreement, the Portfolio’s expense ratio would increase. In response, the Adviser also agreed to review the gross expense ratio of the Portfolio with the directors in advance of the expiration of the two year term of its expense limitation agreement.

The information reviewed by the directors showed that the Portfolio’s anticipated Class A expense ratio of 88 basis points, giving effect to the proposed expense limitation agreement, was close to the Expense Group median of 86.7 basis points and the Expense Universe median of 87.4 basis points. The information also showed that the Portfolio’s anticipated Advisor Class expense ratio of 63 basis points, giving effect to the proposed expense limitation agreement, was comparable to, but higher than, ABIF’s current expense ratio of 55 basis points. The directors concluded that, under the particular circumstances of the Portfolio, the anticipated expense ratios of the Class A shares and the Advisor Class shares, taking into account the two year expense limitation, were acceptable.

Economies of Scale

The directors noted that the proposed advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2015 meetings. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s shareholders would benefit from a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint.

AB INCOME FUND •	99

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund*

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

FIXED INCOME (continued)

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

MULTI-ASSET (continued)

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

* Prior to November 1, 2016, the Fund was named Global Thematic Growth Fund.

100	• AB INCOME FUND

AB Family of Funds

AB INCOME FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

IF-0151-1016

OCT    10.31.16

ANNUAL REPORT

AB INTERMEDIATE BOND PORTFOLIO

Investment Products Offered

•Are Not FDIC Insured •May Lose Value •Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

December 13, 2016

Annual Report

This report provides management’s discussion of fund performance for AB Intermediate Bond Portfolio (the “Portfolio”) for the annual reporting period ended October 31, 2016.

Investment Objective and Policies

The Portfolio’s investment objective is to generate income and price appreciation without assuming what AllianceBernstein L.P. (the “Adviser”) considers undue risk. The Portfolio invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. The Portfolio expects to invest in readily marketable fixed-income securities with a range of maturities from short- to long-term and relatively attractive yields that do not involve undue risk of loss of capital. The Portfolio expects to invest in fixed-income securities with a dollar-weighted average maturity of between three to 10 years and an average duration of three to six years. The Portfolio may invest up to 25% of its net assets in below investment-grade bonds. The Portfolio may use leverage for investment purposes.

The Portfolio may invest without limit in US dollar-denominated foreign fixed-income securities and may invest up to 25% of its assets in non-US dollar-denominated foreign fixed-income securities. These investments may include, in each case, developed- and emerging-market debt securities.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.

The Portfolio may invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating, and inverse floating-rate instruments and preferred stock, and may use other investment techniques. The Portfolio intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Portfolio may invest, without limit, in derivatives, such as options, futures contracts, forwards or swaps.

Investment Results

The table on page 7 shows the Portfolio’s performance compared with its benchmark, the Bloomberg Barclays US Aggregate Bond Index, for the six- and 12-month periods ended October 31, 2016.

All share classes except Class B and Class C shares outperformed the benchmark in the 12-month period, and all share classes outperformed the benchmark in the six-month period, before sales charges. Sector

AB INTERMEDIATE BOND PORTFOLIO •	1

allocation contributed most to performance, relative to the benchmark, in both periods, primarily due to exposure to collateralized mortgage obligations. An underweight position in treasuries also helped returns. Security selection within energy added to performance in both periods. Security selection within financials was beneficial in the six-month period, while selection in treasuries contributed during the 12-month period. Currency investments had a positive impact on returns in both periods. In the six-month period, underweights in the Canadian dollar and British pound (which more than offset losses from an overweight in the Mexican peso) contributed most, while in the 12-month period, an overweight position in the yen was the largest contributor. During both periods, short relative duration detracted due to falling yields, as did positioning along the intermediate part of the curve. In the 12-month period, an underweight in 20-year maturities also detracted.

During both periods, the Portfolio utilized derivatives including currency forwards and options to hedge currency risk and actively manage currency positions. Credit default swaps were utilized for hedging and investment purposes, which had an immaterial impact on absolute performance during both periods. Treasury futures and interest rate swaps were utilized to manage the duration, country exposure and yield-curve positioning of the Portfolio. Equity options were utilized to hedge market risk.

During the 12-month period, inflation swaps were utilized to gain inflation exposure and to manage inflation curve exposure.

Market Review and Investment Strategy

Bond markets generally increased in absolute terms over the 12-month period ended October 31, 2016, as global growth trends and central bank action in the world’s largest economies continued to diverge. After declining through the end of 2015 and beginning of 2016, oil prices rebounded through much of the period on the back of decreased global supply—which contributed to a rally in emerging-market debt sectors—though prices moved downward in October on the market’s rising skepticism that OPEC would reach a deal to limit crude production. Emerging-market sentiment was further boosted on positive political developments in Argentina and Brazil toward the end of the period.

In December 2015, the US Federal Reserve (the “Fed”) hiked rates for the first time in over nine years—a move that had been well-telegraphed and widely anticipated, and was generally accepted smoothly by bond investors. After some slower-than-expected US economic data through the first half of 2016, the Fed’s tone turned more hawkish in September (despite rates remaining unchanged) on the back of continued strengthening in the US labor market and growth in economic activity. In October, third quarter US GDP posted its best

2	• AB INTERMEDIATE BOND PORTFOLIO

quarterly gain in two years (largely because of a surge in agricultural exports).

Central banks around the globe cut rates during the annual period, with some, including the Bank of Japan and the European Central Bank, dipping into negative rate territory. Volatility in Europe (and globally) spiked sharply in June after the UK voted to leave the European Union, a decision that was largely a surprise to investors. While investors initially responded by selling risk-sensitive assets, markets outside Europe quickly recovered. European markets began to stabilize as well, helped by the Bank of England’s first rate cut in seven years—to an historic low—and an aggressive asset-purchase program. Elsewhere, central banks in Australia and New Zealand also moved rates to record lows, while fiscal and monetary policy developments in Japan disappointed investors, who were expecting rate cuts or additional quantitative easing.

Yields in most developed markets fell in the 12-month period, with

UK yields reaching historic lows in the months following the Brexit referendum in June. At the end of the period, trillions of dollars’ worth of government debt around the world lingered in negative territory. Developed-market treasuries generally outperformed emerging-market local-currency government bonds and investment-grade credit securities, but lagged the rally in global high yield. Energy and basics were among the top performing sectors in each period, largely due to positive oil price action, while consumer-related sectors lagged the rising market.

On November 8, 2016, Donald Trump was elected as the 45th president of the United States, and the Congressional election outcome resulted in the Republican Party maintaining control of both the House of Representatives and the Senate. The Adviser believes that it will take time before the world has a clearer picture of the short- and long-term impact of the elections on the US economy and markets in general. The Adviser continues to monitor the markets, including for potential market volatility.

AB INTERMEDIATE BOND PORTFOLIO •	3

DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Barclays US Aggregate Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Barclays US Aggregate Bond Index represents the performance of securities within the US investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Portfolio may be subject to a greater risk of rising interest rates as the recent period of historically low rates is beginning to end and rates have begun rising. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, negative perceptions of the junk bond market generally and less secondary market liquidity.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The

(Disclosures, Risks and Note about Historical Performance continued on next page)

4	• AB INTERMEDIATE BOND PORTFOLIO

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater if the Portfolio invests a significant portion of its assets in fixed-income securities with longer maturities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Prepayment Risk: The value of mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose the Portfolio to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Portfolio may not be able to realize the rate of return it expected.

Leverage Risk: To the extent the Portfolio uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio’s investments.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

(Disclosures, Risks and Note about Historical Performance continued on next page)

AB INTERMEDIATE BOND PORTFOLIO •	5

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Liquidity Risk: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of Portfolio shares. Over recent years liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Portfolio’s prospectus. As with all investments, you may lose money by investing in the Portfolio.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Portfolio have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

6	• AB INTERMEDIATE BOND PORTFOLIO

Disclosures and Risks

HISTORICAL PERFORMANCE

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED OCTOBER 31, 2016 (unaudited)	NAV Returns
	6 Months	12 Months
AB Intermediate Bond Portfolio
Class A	2.42%	4.93%

Class B*	2.03%	4.15%

Class C	2.04%	4.16%

Advisor Class†	2.64%	5.29%

Class R†	2.29%	4.67%

Class K†	2.42%	4.93%

Class I†	2.56%	5.20%

Class Z†	2.63%	5.28%

Bloomberg Barclays US Aggregate Bond Index	1.51%	4.37%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

†     Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

See Disclosures, Risks and Note about Historical Performance on pages 4-6.

(Historical Performance continued on next page)

AB INTERMEDIATE BOND PORTFOLIO •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

10/31/06 TO 10/31/16 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB Intermediate Bond Portfolio Class A shares (from 10/31/06 to 10/31/16) as compared to the performance of the Portfolio’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 4-6.

(Historical Performance continued on next page)

8	• AB INTERMEDIATE BOND PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2016 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields*

Class A Shares			1.82%
1 Year	4.93%	0.48%
5 Years	3.40%	2.51%
10 Years	4.71%	4.26%

Class B Shares			1.36%
1 Year	4.15%	1.15%
5 Years	2.65%	2.65%
10 Years(a)	4.29%	4.29%

Class C Shares			1.18%
1 Year	4.16%	3.16%
5 Years	2.68%	2.68%
10 Years	3.99%	3.99%

Advisor Class Shares†			2.15%
1 Year	5.29%	5.29%
5 Years	3.69%	3.69%
10 Years	5.02%	5.02%

Class R Shares†			1.54%
1 Year	4.67%	4.67%
5 Years	3.18%	3.18%
10 Years	4.49%	4.49%

Class K Shares†			1.85%
1 Year	4.93%	4.93%
5 Years	3.44%	3.44%
10 Years	4.75%	4.75%

Class I Shares†			2.17%
1 Year	5.20%	5.20%
5 Years	3.67%	3.67%
10 Years	5.02%	5.02%

Class Z Shares†			2.27%
1 Year	5.28%	5.28%
Since Inception‡	3.81%	3.81%

See Disclosures, Risks and Note about Historical Performance on pages 4-6.

(Historical Performance and footnotes continued on next page)

AB INTERMEDIATE BOND PORTFOLIO •	9

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

The Portfolio’s prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.03%, 1.80%, 1.78%, 0.77%, 1.38%, 1.08%, 0.75% and 0.71% for Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios to 0.85%, 1.60%, 1.60%, 0.60%, 1.10%, 0.85%, 0.60% and 0.60% for Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. These waivers/reimbursements may not be terminated before January 31, 2017 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2016.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

‡	Inception date: 4/25/2014.

See Disclosures, Risks and Note about Historical Performance on pages 4-6.

(Historical Performance continued on next page)

10	• AB INTERMEDIATE BOND PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2016 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	1.21%
5 Years	2.58%
10 Years	4.38%

Class B Shares
1 Year	1.88%
5 Years	2.75%
10 Years(a)	4.42%

Class C Shares
1 Year	3.90%
5 Years	2.75%
10 Years	4.10%

Advisor Class Shares*
1 Year	6.03%
5 Years	3.77%
10 Years	5.14%

Class R Shares*
1 Year	5.41%
5 Years	3.26%
10 Years	4.61%

Class K Shares*
1 Year	5.67%
5 Years	3.51%
10 Years	4.87%

Class I Shares*
1 Year	5.94%
5 Years	3.75%
10 Years	5.14%

Class Z Shares*
1 Year	6.02%
Since Inception†	4.16%

(a)	Assumes conversion of Class B shares into Class A shares after six years.

*	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

†	Inception date: 4/25/2014.

See Disclosures, Risks and Note about Historical Performance on pages 4-6.

AB INTERMEDIATE BOND PORTFOLIO •	11

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

12	• AB INTERMEDIATE BOND PORTFOLIO

Expense Example

EXPENSE EXAMPLE

(unaudited)

(continued from previous page)

	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses Paid During Period*	Annualized Expense Ratio*	Effective Expenses Paid During Period+	Effective Annualized Expense Ratio+
Class A
Actual	$1,000	$1,024.20	$4.27	0.84%	$4.32	0.85%
Hypothetical**	$1,000	$1,020.91	$4.27	0.84%	$4.32	0.85%
Class B
Actual	$1,000	$1,020.30	$8.07	1.59%	$8.13	1.60%
Hypothetical**	$1,000	$1,017.14	$8.06	1.59%	$8.11	1.60%
Class C
Actual	$1,000	$1,020.40	$8.07	1.59%	$8.13	1.60%
Hypothetical**	$1,000	$1,017.14	$8.06	1.59%	$8.11	1.60%
Advisor Class
Actual	$1,000	$1,026.40	$3.01	0.59%	$3.06	0.60%
Hypothetical**	$1,000	$1,022.17	$3.00	0.59%	$3.05	0.60%
Class R
Actual	$1,000	$1,022.90	$5.54	1.09%	$5.59	1.10%
Hypothetical**	$1,000	$1,019.66	$5.53	1.09%	$5.58	1.10%
Class K
Actual	$1,000	$1,024.20	$4.27	0.84%	$4.32	0.85%
Hypothetical**	$1,000	$1,020.91	$4.27	0.84%	$4.32	0.85%
Class I
Actual	$1,000	$1,025.60	$3.06	0.60%	$3.06	0.60%
Hypothetical**	$1,000	$1,022.12	$3.05	0.60%	$3.05	0.60%
Class Z
Actual	$1,000	$1,026.30	$3.06	0.60%	$3.06	0.60%
Hypothetical**	$1,000	$1,022.12	$3.05	0.60%	$3.05	0.60%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+	The Portfolio’s investment in affiliated underlying portfolios incur no direct expenses, but bears proportionate shares of the acquired fund fees (i.e., operating, administrative and investment advisory fee) of the affiliated underlying portfolios. Currently the Adviser has voluntarily agreed to waive its investment advisory fee from the Portfolio in an amount equal to the Portfolio’s share of the advisory fees of the affiliated underlying portfolios, as borne indirectly by the Portfolio as an acquired fund fee and expense. The Portfolio’s effective expenses are equal to the classes’ annualized expense ratio plus the Portfolio’s pro-rata share of the weighted average expense ratio of the affiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

AB INTERMEDIATE BOND PORTFOLIO •	13

Expense Example

PORTFOLIO SUMMARY

October 31, 2016 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $374.2

TOP TEN SECTORS (including derivatives)*

Governments – Treasuries(a)	34.7%
Corporates – Investment Grade(b)	24.3
Mortgage Pass-Throughs	17.9
Asset-Backed Securities	13.1
Commercial Mortgage-Backed Securities(b)	11.3
Collateralized Mortgage Obligations	8.3
Inflation-Linked Securities	5.0
Corporates – Non Investment Grade(b)	4.3
Agencies	2.8
Interest Rate Swaps(c)	-32.9

SECTOR BREAKDOWN (excluding derivatives)†

Corporates – Investment Grade	21.1%
Mortgage Pass-Throughs	15.8
Governments – Treasuries	12.3
Asset-Backed Securities	11.6
Commercial Mortgage-Backed Securities	8.5
Collateralized Mortgage Obligations	7.3
Inflation-Linked Securities	4.4
Corporates – Non-Investment Grade	4.1
Agencies	2.5

Emerging Markets – Treasuries	0.8%
Governments – Sovereign Agencies	0.5
Local Governments – Municipal Bonds	0.4
Emerging Markets – Corporate Bonds	0.4
Short-Term	9.6
Other	0.7

100.0%

*	All data are as of October 31, 2016. The Portfolio’s sectors include derivative exposure and are expressed as approximate percentages of the Portfolio’s total net assets, based on the Adviser’s internal classification. The percentages will vary over time.

(a)	Includes Treasury Futures.

(b)	Includes Credit Default Swaps.

(c)	Represents the exposure of the Portfolio’s fixed-rate payments on the Interest Rate Swaps. Interest Rate Swaps involve the exchange by a fund with another party of payments calculated by reference to specified interest rates (e.g., an exchange of floating-rate payments for fixed-rate payments).

†	All data are as of October 31, 2016. The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” represents the following categories: Common Stocks, Governments – Sovereign Bonds, Options Purchased – Calls and Quasi-Sovereigns.

14	• AB INTERMEDIATE BOND PORTFOLIO

Portfolio Summary

PORTFOLIO OF INVESTMENTS

October 31, 2016

		Principal Amount (000)	U.S. $ Value

CORPORATES - INVESTMENT GRADE – 23.9%
Industrial – 16.6%
Basic – 1.3%
Barrick Gold Corp. 4.10%, 5/01/23	U.S.$	66	$70,949
Eastman Chemical Co. 3.80%, 3/15/25		290	301,690
Glencore Funding LLC 4.125%, 5/30/23(a)		516	512,130
International Paper Co. 4.75%, 2/15/22		172	191,029
LyondellBasell Industries NV 5.75%, 4/15/24		1,311	1,533,022
Minsur SA 6.25%, 2/07/24(a)		335	349,954
Mosaic Co. (The) 5.625%, 11/15/43		244	245,640
Sociedad Quimica y Minera de Chile SA 3.625%, 4/03/23(a)		1,607	1,594,947
Vale Overseas Ltd. 6.875%, 11/21/36		180	181,521

			4,980,882

Capital Goods – 0.1%
General Electric Co. Series D 5.00%, 1/21/21(b)		187	198,108
Yamana Gold, Inc. 4.95%, 7/15/24		339	348,153

			546,261

Communications - Media – 2.3%
21st Century Fox America, Inc. 6.15%, 3/01/37-2/15/41		902	1,107,266
6.55%, 3/15/33		142	177,659
CBS Corp. 5.75%, 4/15/20		710	795,762
Charter Communications Operating LLC/Charter Communications Operating Capital 4.908%, 7/23/25(a)		740	798,128
Cox Communications, Inc. 2.95%, 6/30/23(a)		233	226,262
Discovery Communications LLC 3.45%, 3/15/25		467	465,931
NBCUniversal Enterprise, Inc. 5.25%, 3/19/21(a)(b)		604	643,441
S&P Global, Inc. 4.40%, 2/15/26		584	647,569

AB INTERMEDIATE BOND PORTFOLIO •	15

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

TCI Communications, Inc. 7.875%, 2/15/26	U.S.$	670	$937,462
Time Warner Cable LLC 4.50%, 9/15/42		230	216,288
5.00%, 2/01/20		740	798,314
Time Warner, Inc. 3.55%, 6/01/24		518	536,586
4.70%, 1/15/21		600	658,439
7.625%, 4/15/31		154	215,199
Viacom, Inc. 5.625%, 9/15/19		240	263,045

			8,487,351

Communications - Telecommunications – 1.8%
American Tower Corp. 5.05%, 9/01/20		1,185	1,304,096
AT&T, Inc. 3.40%, 5/15/25		1,275	1,270,833
3.80%, 3/15/22		252	265,267
4.60%, 2/15/21		565	611,040
4.75%, 5/15/46		349	341,523
Rogers Communications, Inc. 4.00%, 6/06/22	CAD	130	106,732
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 3.36%, 9/20/21(a)	U.S.$	400	401,000
Telefonica Emisiones SAU 5.462%, 2/16/21		520	585,670
Verizon Communications, Inc. 3.50%, 11/01/24		1,105	1,151,771
3.85%, 11/01/42		515	471,323
4.862%, 8/21/46		413	437,440

			6,946,695

Consumer Cyclical - Automotive – 0.9%
Ford Motor Credit Co. LLC 3.664%, 9/08/24		603	609,959
5.875%, 8/02/21		1,291	1,465,967
General Motors Co. 3.50%, 10/02/18		340	349,069
General Motors Financial Co., Inc. 3.10%, 1/15/19		560	569,845
3.25%, 5/15/18		43	43,766
4.00%, 1/15/25		106	106,465
4.30%, 7/13/25		135	138,107

			3,283,178

Consumer Cyclical - Retailers – 0.5%
CVS Health Corp. 3.875%, 7/20/25		589	628,525

16	• AB INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Kohl’s Corp. 5.55%, 7/17/45	U.S.$	445	$431,628
Walgreens Boots Alliance, Inc. 3.80%, 11/18/24		885	930,729

			1,990,882

Consumer Non-Cyclical – 4.4%
AbbVie, Inc. 3.60%, 5/14/25		1,057	1,077,856
Actavis Funding SCS 3.80%, 3/15/25		1,025	1,063,759
3.85%, 6/15/24		238	247,569
Agilent Technologies, Inc. 5.00%, 7/15/20		217	239,859
Altria Group, Inc. 2.625%, 1/14/20		885	910,430
AstraZeneca PLC 6.45%, 9/15/37		235	319,619
Baxalta, Inc. 5.25%, 6/23/45		335	378,470
Bayer US Finance LLC 3.375%, 10/08/24(a)		321	330,184
Becton Dickinson and Co. 3.734%, 12/15/24		388	413,574
Biogen, Inc. 4.05%, 9/15/25		683	727,818
Bunge Ltd. Finance Corp. 8.50%, 6/15/19		6	6,992
Celgene Corp. 3.875%, 8/15/25		1,310	1,372,359
Gilead Sciences, Inc. 3.65%, 3/01/26		678	710,708
Grupo Bimbo SAB de CV 3.875%, 6/27/24(a)		538	559,278
Kraft Heinz Foods Co. 2.80%, 7/02/20		335	344,662
3.50%, 7/15/22		430	453,074
Laboratory Corp. of America Holdings 3.60%, 2/01/25		265	274,081
Medtronic, Inc. 3.50%, 3/15/25		890	944,359
Newell Brands, Inc. 3.15%, 4/01/21		1,996	2,078,393
3.85%, 4/01/23		256	271,670
PepsiCo, Inc. 4.45%, 4/14/46		440	490,875
Perrigo Finance Unlimited Co. 3.50%, 12/15/21		217	224,046
3.90%, 12/15/24		360	364,114

AB INTERMEDIATE BOND PORTFOLIO •	17

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Reynolds American, Inc. 5.85%, 8/15/45	U.S.$	202	$251,148
Teva Pharmaceutical Finance Netherlands III BV 2.80%, 7/21/23		680	669,148
3.15%, 10/01/26		452	439,586
Thermo Fisher Scientific, Inc. 4.15%, 2/01/24		383	412,493
Tyson Foods, Inc. 2.65%, 8/15/19		164	167,651
3.95%, 8/15/24		541	574,228

			16,318,003

Energy – 3.5%
Encana Corp. 3.90%, 11/15/21		415	419,897
Energy Transfer Partners LP 6.70%, 7/01/18		411	439,629
7.50%, 7/01/38		772	903,185
EnLink Midstream Partners LP 5.05%, 4/01/45		562	500,919
Enterprise Products Operating LLC 3.70%, 2/15/26		735	749,618
5.20%, 9/01/20		235	261,829
Halliburton Co. 5.00%, 11/15/45		825	901,352
Hess Corp. 4.30%, 4/01/27		648	645,095
Kinder Morgan Energy Partners LP 3.95%, 9/01/22		1,460	1,528,714
4.15%, 3/01/22		849	893,123
Noble Energy, Inc. 3.90%, 11/15/24		463	476,030
8.25%, 3/01/19		1,232	1,402,056
Plains All American Pipeline LP/PAA Finance Corp. 3.60%, 11/01/24		594	585,404
Regency Energy Partners LP/Regency Energy Finance Corp. 4.50%, 11/01/23		135	137,889
5.75%, 9/01/20		420	460,253
Schlumberger Holdings Corp. 3.625%, 12/21/22(a)		845	903,240
TransCanada PipeLines Ltd. 6.35%, 5/15/67		831	664,800
Valero Energy Corp. 6.125%, 2/01/20		770	869,576
Williams Partners LP 4.125%, 11/15/20		403	420,500

			13,163,109

18	• AB INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Services – 0.1%
eBay, Inc. 3.80%, 3/09/22	U.S.$	232	$246,093

Technology – 1.7%
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 5.45%, 6/15/23(a)		865	926,292
Fidelity National Information Services, Inc. 3.50%, 4/15/23		241	250,926
5.00%, 10/15/25		3	3,376
Hewlett Packard Enterprise Co. 5.15%, 10/15/25(a)		825	880,980
HP, Inc. 4.65%, 12/09/21		266	289,956
KLA-Tencor Corp. 4.65%, 11/01/24		614	671,119
Lam Research Corp. 2.80%, 6/15/21		269	273,903
Micron Technology, Inc. 7.50%, 9/15/23(a)		224	247,240
Motorola Solutions, Inc. 3.50%, 3/01/23		400	400,703
7.50%, 5/15/25		228	272,032
Oracle Corp. 4.125%, 5/15/45		510	514,062
Seagate HDD Cayman 4.75%, 1/01/25		336	320,208
Total System Services, Inc. 2.375%, 6/01/18		344	346,239
3.75%, 6/01/23		350	360,578
Western Digital Corp. 7.375%, 4/01/23(a)		508	555,625

			6,313,239

			62,275,693

Financial Institutions – 6.5%
Banking – 4.6%
ABN AMRO Bank NV 4.75%, 7/28/25(a)		200	210,098
Bank of America Corp. Series L 2.60%, 1/15/19		1,053	1,070,489
Barclays Bank PLC 6.625%, 3/30/22(a)	EUR	333	443,324
Barclays PLC 3.65%, 3/16/25	U.S.$	389	381,932
BNP Paribas SA 2.25%, 1/11/27(a)	EUR	345	374,856

AB INTERMEDIATE BOND PORTFOLIO •	19

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

BPCE SA 5.70%, 10/22/23(a)	U.S.$	230	$249,197
Compass Bank 5.50%, 4/01/20		1,339	1,429,017
Cooperatieve Rabobank UA 4.375%, 8/04/25		1,373	1,446,057
Credit Agricole SA 4.375%, 3/17/25(a)		369	376,613
Credit Suisse Group Funding Guernsey Ltd. 3.80%, 6/09/23(a)		600	605,822
Goldman Sachs Group, Inc. (The) 2.35%, 11/15/21		710	706,209
3.75%, 5/22/25		254	264,231
3.85%, 7/08/24		905	954,929
Series D 6.00%, 6/15/20		1,282	1,448,361
Lloyds Banking Group PLC 3.10%, 7/06/21		400	411,545
4.65%, 3/24/26		366	376,715
Mitsubishi UFJ Financial Group, Inc. 3.85%, 3/01/26		234	251,335
Mizuho Financial Group Cayman 3 Ltd. 4.60%, 3/27/24(a)		812	881,708
Morgan Stanley 5.625%, 9/23/19		478	526,271
Series G 5.50%, 7/24/20		590	656,920
Murray Street Investment Trust I 4.647%, 3/09/17		125	126,504
Nationwide Building Society 4.00%, 9/14/26(a)		950	936,678
Santander Issuances SAU 5.179%, 11/19/25		1,000	1,036,018
Santander UK PLC 5.00%, 11/07/23(a)		500	517,962
Societe Generale SA 4.25%, 8/19/26(a)		375	373,597
UBS AG/Stamford CT 7.625%, 8/17/22		620	718,425
UBS Group Funding Jersey Ltd. 4.125%, 9/24/25(a)		436	454,811

			17,229,624

Finance – 0.3%
AerCap Aviation Solutions BV 6.375%, 5/30/17		320	328,400
Aviation Capital Group Corp. 7.125%, 10/15/20(a)		552	650,346

20	• AB INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

International Lease Finance Corp. 5.875%, 4/01/19	U.S.$	245	$263,297

			1,242,043

Insurance – 1.4%
American International Group, Inc. 8.175%, 5/15/58		940	1,259,033
Guardian Life Insurance Co. of America (The) 7.375%, 9/30/39(a)		542	751,259
Hartford Financial Services Group, Inc. (The) 5.50%, 3/30/20		726	806,763
Lincoln National Corp. 8.75%, 7/01/19		361	420,868
MetLife Capital Trust IV 7.875%, 12/15/37(a)		699	894,720
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)		246	376,089
ZFS Finance USA Trust V 6.50%, 5/09/37(a)		538	541,901

			5,050,633

REITS – 0.2%
Host Hotels & Resorts LP 5.25%, 3/15/22		545	601,825

			24,124,125

Utility – 0.8%
Electric – 0.7%
CMS Energy Corp. 5.05%, 3/15/22		440	497,643
Constellation Energy Group, Inc. 5.15%, 12/01/20		260	287,569
Entergy Corp. 4.00%, 7/15/22		582	625,854
Exelon Corp. 5.10%, 6/15/45		320	361,857
Exelon Generation Co. LLC 4.25%, 6/15/22		337	358,709
TECO Finance, Inc. 5.15%, 3/15/20		380	415,363

			2,546,995

Natural Gas – 0.1%
Talent Yield Investments Ltd. 4.50%, 4/25/22(a)		472	512,559

			3,059,554

Total Corporates – Investment Grade (cost $86,954,474)			89,459,372

AB INTERMEDIATE BOND PORTFOLIO •	21

Portfolio of Investments

		Principal Amount (000)		U.S. $ Value

MORTGAGE PASS-THROUGHS – 17.9%
Agency ARMs – 0.0%
Federal Home Loan Mortgage Corp. Series 2006 2.893% (LIBOR 12 Month + 2.02%), 1/01/37(c)	U.S.$	54		$57,174

Agency Fixed Rate 15-Year – 2.1%
Federal National Mortgage Association 2.50%, 11/01/31, TBA		4,852		4,992,633
3.50%, 10/01/25-1/12/30		2,478		2,622,401

				7,615,034

Agency Fixed Rate 30-Year – 15.8%
Federal Home Loan Mortgage Corp. Gold 4.00%, 11/01/46, TBA		910		973,380
Series 2007 5.50%, 7/01/35		42		47,609
Series 2005 5.50%, 1/01/35		308		350,445
Federal National Mortgage Association 4.00%, 10/01/46		3,421		3,693,765
Series 2003 5.50%, 4/01/33-7/01/33		300		340,576
Series 2004 5.50%, 4/01/34-11/01/34		171		194,761
5.50%, 1/01/35		814		924,756
Series 2005 5.50%, 2/01/35		127		143,914
Series 2007 5.50%, 8/01/37		554		629,657
3.50%, 10/01/45		465		488,224
3.50%, 11/01/46, TBA		22,173		23,278,187
4.00%, 11/25/46, TBA		4,890		5,236,120
4.50%, 11/25/46, TBA		13,197		14,423,909
Government National Mortgage Association 3.50%, 3/20/45-1/20/46		4,462		4,727,653
3.50%, 11/01/46, TBA		2,095		2,218,736
Series 1990 9.00%, 12/15/19		– 0	–**	20
Series 1999 8.15%, 9/15/20		34		35,649
3.00%, 11/01/46, TBA		1,440		1,500,075

				59,207,436

Total Mortgage Pass-Throughs (cost $66,636,238)				66,879,644

GOVERNMENTS - TREASURIES – 13.9%
United States – 13.9%
U.S. Treasury Bonds 2.50%, 2/15/45-5/15/46		1,484		1,457,945
2.875%, 8/15/45		800		847,750

22	• AB INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

3.00%, 5/15/45-11/15/45	U.S.$	1,636	$1,775,987
3.125%, 8/15/44		10,677	11,876,996
4.375%, 2/15/38		960	1,290,938
5.375%, 2/15/31		1,444	2,051,045
U.S. Treasury Notes 0.50%, 4/30/17		12,834	12,831,125
1.125%, 9/30/21		2,352	2,329,766
1.625%, 8/31/19-5/15/26		11,995	11,858,242
1.625%, 2/15/26(d)		418	411,175
2.25%, 11/15/24-11/15/25		5,166	5,360,870

Total Governments – Treasuries (cost $51,193,001)			52,091,839

ASSET-BACKED SECURITIES – 13.1%
Autos - Fixed Rate – 8.8%
Ally Auto Receivables Trust Series 2015-2, Class A3 1.49%, 11/15/19		824	826,019
Ally Master Owner Trust Series 2014-1, Class A2 1.29%, 1/15/19		1,409	1,409,052
Series 2015-3, Class A 1.63%, 5/15/20		1,226	1,229,596
Americredit Automobile Receivables Trust Series 2016-4, Class A2A 1.34%, 4/08/20		755	754,727
ARI Fleet Lease Trust Series 2014-A, Class A2 0.81%, 11/15/22(a)		48	47,585
Avis Budget Rental Car Funding AESOP LLC Series 2012-3A, Class A 2.10%, 3/20/19(a)		1,005	1,008,044
Series 2016-1A, Class A 2.99%, 6/20/22(a)		418	426,227
Bank of The West Auto Trust Series 2015-1, Class A3 1.31%, 10/15/19(a)		1,182	1,183,111
California Republic Auto Receivables Trust Series 2014-2, Class A4 1.57%, 12/16/19		546	547,390
Series 2015-2, Class A3 1.31%, 8/15/19		528	527,620
Capital Auto Receivables Asset Trust Series 2014-1, Class B 2.22%, 1/22/19		220	220,750
CarMax Auto Owner Trust Series 2015-4, Class A3 1.56%, 11/16/20		497	498,681

AB INTERMEDIATE BOND PORTFOLIO •	23

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Chrysler Capital Auto Receivables Trust Series 2015-BA, Class A3 1.91%, 3/16/20(a)	U.S.$	822	$825,464
Series 2016-AA, Class A3 1.77%, 10/15/20(a)		913	915,438
CPS Auto Receivables Trust Series 2013-B, Class A 1.82%, 9/15/20(a)		182	182,192
Series 2014-B, Class A 1.11%, 11/15/18(a)		80	80,144
Series 2016-C, Class E 8.39%, 9/15/23(a)		600	624,945
Drive Auto Receivables Trust Series 2016-BA, Class A2 1.38%, 8/15/18(a)		615	614,613
Enterprise Fleet Financing LLC Series 2014-1, Class A2 0.87%, 9/20/19(a)		49	48,985
Series 2015-1, Class A2 1.30%, 9/20/20(a)		696	695,604
Exeter Automobile Receivables Trust Series 2016-1A, Class D 8.20%, 2/15/23(a)		270	287,611
Series 2016-3A, Class A 1.84%, 11/16/20(a)		405	404,580
Series 2016-3A, Class D 6.40%, 7/17/23(a)		350	348,762
Fifth Third Auto Trust Series 2014-3, Class A4 1.47%, 5/17/21		721	722,989
First Investors Auto Owner Trust Series 2016-2A, Class A1 1.53%, 11/16/20(a)		633	633,028
Flagship Credit Auto Trust Series 2016-2, Class D 8.56%, 11/15/23(a)		350	372,561
Series 2016-3, Class A1 1.61%, 12/15/19(a)		685	684,476
Series 2016-4, Class E 6.44%, 1/15/24(a)		565	564,893
Ford Credit Auto Owner Trust Series 2012-D, Class B 1.01%, 5/15/18		440	439,586
Series 2014-2, Class A 2.31%, 4/15/26(a)		322	328,409
Ford Credit Floorplan Master Owner Trust Series 2014-1, Class A1 1.20%, 2/15/19		993	992,677

24	• AB INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2015-2, Class A1 1.98%, 1/15/22	U.S.$	906	$914,087
Series 2016-1, Class A1 1.76%, 2/15/21		682	686,536
GM Financial Automobile Leasing Trust Series 2015-2, Class A3 1.68%, 12/20/18		1,080	1,084,908
Series 2015-3, Class A3 1.69%, 3/20/19		1,155	1,160,390
GMF Floorplan Owner Revolving Trust Series 2015-1, Class A1 1.65%, 5/15/20(a)		575	576,451
Series 2016-1, Class A1 1.96%, 5/17/21(a)		860	863,999
Harley-Davidson Motorcycle Trust Series 2015-1, Class A3 1.41%, 6/15/20		494	494,698
Hertz Vehicle Financing LLC Series 2013-1A, Class A2 1.83%, 8/25/19(a)		2,370	2,360,355
Series 2016-1A, Class A 2.32%, 3/25/20(a)		678	679,886
Hyundai Auto Lease Securitization Trust Series 2015-A, Class A2 1.00%, 10/16/17(a)		77	76,614
Series 2015-B, Class A3 1.40%, 11/15/18(a)		539	540,360
Mercedes-Benz Auto Lease Trust Series 2015-B, Class A3 1.34%, 7/16/18		622	623,165
Nissan Auto Lease Trust Series 2015-A, Class A3 1.40%, 6/15/18		1,001	1,002,740
Santander Drive Auto Receivables Trust Series 2013-2, Class E 2.98%, 4/15/20(a)		894	904,645
Series 2015-3, Class A2A 1.02%, 9/17/18		8	7,789
Series 2015-4, Class A2A 1.20%, 12/17/18		105	105,381
Series 2016-3, Class A2 1.34%, 11/15/19		675	674,741
TCF Auto Receivables Owner Trust Series 2015-1A, Class A2 1.02%, 8/15/18(a)		27	26,809
Westlake Automobile Receivables Trust Series 2015-3A, Class A2A 1.42%, 5/17/21(a)		278	278,134

AB INTERMEDIATE BOND PORTFOLIO •	25

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2016-2A, Class A2 1.57%, 6/17/19(a)	U.S.$	502	$503,069
Wheels SPV 2 LLC Series 2016-1A, Class A3 1.87%, 5/20/25(a)		950	945,578

			32,956,094

Credit Cards - Fixed Rate – 1.7%
American Express Credit Account Master Trust Series 2014-2, Class A 1.26%, 1/15/20		400	400,575
Barclays Dryrock Issuance Trust Series 2015-2, Class A 1.56%, 3/15/21		703	705,986
Series 2015-4, Class A 1.72%, 8/16/21		630	632,859
Discover Card Execution Note Trust Series 2015-A2, Class A 1.90%, 10/17/22		1,101	1,116,514
Synchrony Credit Card Master Note Trust Series 2012-2, Class A 2.22%, 1/15/22		1,050	1,066,210
Series 2015-3, Class A 1.74%, 9/15/21		859	863,258
Series 2016-1, Class A 2.04%, 3/15/22		544	550,418
World Financial Network Credit Card Master Trust Series 2013-A, Class A 1.61%, 12/15/21		570	572,195
Series 2016-B, Class A 1.44%, 6/15/22		416	416,047

			6,324,062

Other ABS - Fixed Rate – 1.3%
Ascentium Equipment Receivables Trust Series 2016-1A, Class A2 1.75%, 11/13/18(a)		265	265,551
CNH Equipment Trust Series 2015-A, Class A4 1.85%, 4/15/21		616	622,281
Dell Equipment Finance Trust Series 2015-1, Class A3 1.30%, 3/23/20(a)		388	388,237
Series 2015-2, Class A2A 1.42%, 12/22/17(a)		203	202,768
Marlette Funding Trust Series 2016-1A, Class A 3.06%, 1/17/23(a)		623	624,270

26	• AB INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

SBA Tower Trust 3.156%, 10/15/20(a)	U.S.$	688	$703,824
SoFi Consumer Loan Program LLC Series 2016-2, Class A 3.09%, 10/27/25(a)		707	709,154
Series 2016-3, Class A 3.05%, 12/26/25(a)		755	754,984
Taco Bell Funding LLC Series 2016-1A, Class A2I 3.832%, 5/25/46(a)		516	523,097

			4,794,166

Autos - Floating Rate – 0.9%
BMW Floorplan Master Owner Trust Series 2015-1A, Class A 1.035% (LIBOR 1 Month + 0.50%), 7/15/20(a)(c)		997	998,755
Hertz Fleet Lease Funding LP Series 2013-3, Class A 1.079% (LIBOR 1 Month + 0.55%), 12/10/27(a)(c)		214	213,885
Volkswagen Credit Auto Master Trust Series 2014-1A, Class A1 0.876% (LIBOR 1 Month + 0.35%), 7/22/19(a)(c)		340	339,341
Wells Fargo Dealer Floorplan Master Note Trust Series 2014-1, Class A 0.906% (LIBOR 1 Month + 0.38%), 7/20/19(c)		537	537,322
Series 2015-1, Class A 1.026% (LIBOR 1 Month + 0.50%), 1/20/20(c)		1,073	1,070,599

			3,159,902

Credit Cards - Floating Rate – 0.4%
Discover Card Execution Note Trust Series 2015-A1, Class A1 0.885% (LIBOR 1 Month + 0.35%), 8/17/20(c)		964	965,760
World Financial Network Credit Card Master Trust Series 2015-A, Class A 1.015% (LIBOR 1 Month + 0.48%), 2/15/22(c)		681	682,434

			1,648,194

Home Equity Loans - Fixed Rate – 0.0%
Credit-Based Asset Servicing and Securitization LLC Series 2003-CB1, Class AF 3.95%, 1/25/33		87	87,808

AB INTERMEDIATE BOND PORTFOLIO •	27

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Nationstar NIM Ltd. Series 2007-A, Class A 9.79%, 3/25/37(e)(f)	U.S.$	18	$	– 0	–

				87,808

Home Equity Loans - Floating Rate – 0.0%
Asset Backed Funding Certificates Trust Series 2003-WF1, Class A2 1.659% (LIBOR 1 Month + 1.13%), 12/25/32(c)		44		42,446

Total Asset-Backed Securities (cost $48,818,144)				49,012,672

COMMERCIAL MORTGAGE-BACKED SECURITIES – 9.6%
Non-Agency Fixed Rate CMBS – 8.2%
Banc of America Commercial Mortgage Trust Series 2007-5, Class AM 5.772%, 2/10/51		411		420,500
Bear Stearns Commercial Mortgage Securities Trust Series 2006-PW13, Class AJ 5.611%, 9/11/41		101		101,350
Series 2006-PW14, Class A4 5.201%, 12/11/38		126		126,417
BHMS Mortgage Trust Series 2014-ATLS, Class AFX 3.601%, 7/05/33(a)		890		916,100
CGRBS Commercial Mortgage Trust Series 2013-VN05, Class A 3.369%, 3/13/35(a)		1,305		1,374,958
Citigroup Commercial Mortgage Trust Series 2005-C3, Class E 5.228%, 5/15/43(a)		127		127,445
Series 2012-GC8, Class D 4.876%, 9/10/45(a)		633		592,821
Series 2013-GC17, Class D 5.104%, 11/10/46(a)		565		506,984
Series 2015-GC27, Class A5 3.137%, 2/10/48		698		722,071
Series 2016-C1, Class A4 3.209%, 5/10/49		1,034		1,072,215
COBALT CMBS Commercial Mortgage Trust Series 2007-C3, Class A4 5.758%, 5/15/46		531		540,652
Commercial Mortgage Trust Series 2007-GG9, Class A4 5.444%, 3/10/39		684		685,493

28	• AB INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2007-GG9, Class AM 5.475%, 3/10/39	U.S.$	829	$832,178
Series 2013-SFS, Class A1 1.873%, 4/12/35(a)		458	456,365
Credit Suisse Commercial Mortgage Trust Series 2007-C2, Class A3 5.542%, 1/15/49		13	13,114
Series 2007-C3, Class AM 5.69%, 6/15/39		437	442,287
CSAIL Commercial Mortgage Trust Series 2015-C3, Class A4 3.718%, 8/15/48		914	983,506
DBUBS Mortgage Trust Series 2011-LC1A, Class E 5.697%, 11/10/46(a)		363	385,224
GS Mortgage Securities Corp. II Series 2013-KING, Class A 2.706%, 12/10/27(a)		1,217	1,242,880
GS Mortgage Securities Trust Series 2007-GG10, Class A4 5.794%, 8/10/45		510	516,006
Series 2012-GC6, Class D 5.654%, 1/10/45(a)		948	935,100
Series 2013-G1, Class A2 3.557%, 4/10/31(a)		766	785,955
JP Morgan Chase Commercial Mortgage Securities Trust Series 2004-LN2, Class A1A 4.838%, 7/15/41(a)		274	272,951
Series 2006-LDP9, Class AM 5.372%, 5/15/47		356	356,759
Series 2007-CB19, Class AM 5.715%, 2/12/49		470	477,012
Series 2007-LD12, Class AM 6.04%, 2/15/51		795	818,525
Series 2007-LDPX, Class A1A 5.439%, 1/15/49		1,751	1,763,435
Series 2011-C5, Class D 5.394%, 8/15/46(a)		262	269,089
Series 2012-C6, Class E 5.191%, 5/15/45(a)		389	371,306
JPMBB Commercial Mortgage Securities Trust Series 2015-C31, Class A3 3.801%, 8/15/48		964	1,039,697
Series 2015-C32, Class C 4.668%, 11/15/48		540	499,590
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ 5.452%, 9/15/39		253	235,379

AB INTERMEDIATE BOND PORTFOLIO •	29

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

LSTAR Commercial Mortgage Trust Series 2014-2, Class A2 2.767%, 1/20/41(a)	U.S.$	426	$427,621
Series 2015-3, Class A2 2.729%, 4/20/48(a)		657	663,905
Series 2016-4, Class A2 2.579%, 3/10/49(a)		615	610,581
Merrill Lynch Mortgage Trust Series 2006-C2, Class AJ 5.802%, 8/12/43		24	24,365
ML-CFC Commercial Mortgage Trust Series 2006-4, Class AJ 5.239%, 12/12/49		201	201,153
Series 2007-9, Class A4 5.70%, 9/12/49		2,564	2,632,814
Morgan Stanley Capital I Trust Series 2005-IQ9, Class D 5.00%, 7/15/56		365	369,890
Prudential Securities Secured Financing Corp. Series 1999-NRF1, Class AEC 1.367%, 11/01/31(f)(g)		687	7
SG Commercial Mortgage Securities Trust Series 2016-C5, Class A4 3.055%, 10/10/48		721	730,021
UBS-Barclays Commercial Mortgage Trust Series 2012-C3, Class A4 3.091%, 8/10/49		552	576,539
Series 2012-C4, Class A5 2.85%, 12/10/45		1,098	1,134,766
UBS-Citigroup Commercial Mortgage Trust Series 2011-C1, Class E 6.064%, 1/10/45(a)		227	246,552
Wachovia Bank Commercial Mortgage Trust Series 2006-C26, Class A1A 6.009%, 6/15/45		45	45,017
Series 2007-C32, Class A3 5.703%, 6/15/49		678	686,295
Wells Fargo Commercial Mortgage Trust Series 2016-NXS6, Class C 4.452%, 11/15/49		600	589,593
WF-RBS Commercial Mortgage Trust Series 2012-C9, Class D 4.801%, 11/15/45(a)		323	315,910
Series 2013-C14, Class A5 3.337%, 6/15/46		1,142	1,209,840
Series 2014-C20, Class A2 3.036%, 5/15/47		546	564,114

			30,912,347

30	• AB INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Non-Agency Floating Rate CMBS – 1.4%
CGBAM Commercial Mortgage Trust Series 2016-IMC, Class C 4.47% (LIBOR 1 Month + 3.95%), 11/15/21(a)(c)	U.S.$	465	$465,102
H/2 Asset Funding NRE Series 2015-1A 2.174% (LIBOR 1 Month + 1.65%), 6/24/49(c)(f)		622	615,553
JP Morgan Chase Commercial Mortgage Securities Trust Series 2014-INN, Class A 1.455% (LIBOR 1 Month + 0.92%), 6/15/29(a)(c)		902	900,038
Series 2015-SGP, Class A 2.235% (LIBOR 1 Month + 1.70%), 7/15/36(a)(c)		825	827,561
Morgan Stanley Capital I Trust Series 2015-XLF2, Class AFSA 2.405% (LIBOR 1 Month + 1.87%), 8/15/26(a)(c)		229	227,681
Series 2015-XLF2, Class SNMA 2.485% (LIBOR 1 Month + 1.95%), 11/15/26(a)(c)		229	229,390
Resource Capital Corp., Ltd. Series 2014-CRE2, Class A 1.585% (LIBOR 1 Month + 1.05%), 4/15/32(a)(c)		194	192,114
Starwood Retail Property Trust Series 2014-STAR, Class A 1.744% (LIBOR 1 Month + 1.22%), 11/15/27(a)(c)		1,179	1,167,401
Wells Fargo Commercial Mortgage Trust Series 2015-SG1, Class C 4.471%, 12/15/47(h)		516	518,452

			5,143,292

Agency CMBS – 0.0%
Government National Mortgage Association Series 2006-39, Class IO 0.064%, 7/16/46(g)(h)		978	1,878

Total Commercial Mortgage-Backed Securities (cost $36,275,889)			36,057,517

COLLATERALIZED MORTGAGE OBLIGATIONS – 8.3%
Risk Share Floating Rate – 5.2%
Bellemeade Re II Ltd. Series 2016-1A, Class M2B 7.034% (LIBOR 1 Month + 6.50%), 4/25/26(c)(f)		288	291,732

AB INTERMEDIATE BOND PORTFOLIO •	31

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Bellemeade Re Ltd. Series 2015-1A, Class M1 3.034% (LIBOR 1 Month + 2.50%), 7/25/25(c)(f)	U.S.$	86	$86,839
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN2, Class M2 4.784% (LIBOR 1 Month + 4.25%), 11/25/23(c)		1,040	1,095,007
Series 2014-DN3, Class M3 4.534% (LIBOR 1 Month + 4.00%), 8/25/24(c)		870	908,299
Series 2014-DN4, Class M3 5.084% (LIBOR 1 Month + 4.55%), 10/25/24(c)		300	317,258
Series 2014-HQ3, Class M3 5.284% (LIBOR 1 Month + 4.75%), 10/25/24(c)		820	864,238
Series 2015-DNA1, Class M3 3.834% (LIBOR 1 Month + 3.30%), 10/25/27(c)		265	271,659
Series 2015-DNA2, Class M2 3.134% (LIBOR 1 Month + 2.60%), 12/25/27(c)		1,017	1,030,784
Series 2015-DNA3, Class M3 5.234% (LIBOR 1 Month + 4.70%), 4/25/28(c)		280	294,714
Series 2015-HQ1, Class M2 2.734% (LIBOR 1 Month + 2.20%), 3/25/25(c)		400	404,563
Series 2015-HQA1, Class M2 3.184% (LIBOR 1 Month + 2.65%), 3/25/28(c)		735	747,733
Series 2015-HQA2, Class M2 3.334% (LIBOR 1 Month + 2.80%), 5/25/28(c)		289	295,929
Series 2015-HQA2, Class M3 5.334% (LIBOR 1 Month + 4.80%), 5/25/28(c)		500	530,996
Series 2016-DNA1, Class M3 6.084% (LIBOR 1 Month + 5.55%), 7/25/28(c)		330	356,170
Series 2016-DNA2, Class M3 5.184% (LIBOR 1 Month + 4.65%), 10/25/28(c)		307	320,131
Series 2016-DNA4, Class M3 4.334% (LIBOR 1 Month + 3.80%), 3/25/29(c)		752	742,834

32	• AB INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C03, Class 1M1 1.734% (LIBOR 1 Month + 1.20%), 7/25/24(c)	U.S.$	118	$118,620
Series 2014-C04, Class 1M2 5.434% (LIBOR 1 Month + 4.90%), 11/25/24(c)		511	546,128
Series 2014-C04, Class 2M2 5.534% (LIBOR 1 Month + 5.00%), 11/25/24(c)		195	208,578
Series 2015-C01, Class 1M2 4.834% (LIBOR 1 Month + 4.30%), 2/25/25(c)		355	368,076
Series 2015-C01, Class 2M2 5.084% (LIBOR 1 Month + 4.55%), 2/25/25(c)		549	570,545
Series 2015-C02, Class 1M2 4.534% (LIBOR 1 Month + 4.00%), 5/25/25(c)		617	637,111
Series 2015-C02, Class 2M2 4.534% (LIBOR 1 Month + 4.00%), 5/25/25(c)		430	443,506
Series 2015-C03, Class 1M1 2.034% (LIBOR 1 Month + 1.50%), 7/25/25(c)		170	170,368
Series 2015-C03, Class 1M2 5.534% (LIBOR 1 Month + 5.00%), 7/25/25(c)		704	749,989
Series 2015-C03, Class 2M2 5.534% (LIBOR 1 Month + 5.00%), 7/25/25(c)		675	718,370
Series 2015-C04, Class 1M2 6.234% (LIBOR 1 Month + 5.70%), 4/25/28(c)		878	939,542
Series 2015-C04, Class 2M2 6.084% (LIBOR 1 Month + 5.55%), 4/25/28(c)		631	671,515
Series 2016-C01, Class 1M2 7.284% (LIBOR 1 Month + 6.75%), 8/25/28(c)		982	1,097,142
Series 2016-C01, Class 2M2 7.484% (LIBOR 1 Month + 6.95%), 8/25/28(c)		478	535,734
Series 2016-C02, Class 1M2 6.534% (LIBOR 1 Month + 6.00%), 9/25/28(c)		539	591,518
Series 2016-C03, Class 2M2 6.434% (LIBOR 1 Month + 5.90%), 10/25/28(c)		881	948,662

AB INTERMEDIATE BOND PORTFOLIO •	33

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2016-C05, Class 2M2 4.984% (LIBOR 1 Month + 4.45%), 1/25/29(c)	U.S.$	949	$975,750
JP Morgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 4.784% (LIBOR 1 Month + 4.25%), 11/25/24(c)(f)		106	104,594
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 5.784% (LIBOR 1 Month + 5.25%), 11/25/25(c)(f)		394	394,922
Series 2015-WF1, Class 2M2 6.034% (LIBOR 1 Month + 5.50%), 11/25/25(c)(f)		105	104,556

			19,454,112

Non-Agency Fixed Rate – 1.2%
Alternative Loan Trust Series 2005-57CB, Class 4A3 5.50%, 12/25/35		247	211,077
Series 2006-23CB, Class 1A7 6.00%, 8/25/36		147	133,929
Series 2006-24CB, Class A16 5.75%, 6/25/36		420	360,897
Series 2006-28CB, Class A14 6.25%, 10/25/36		290	239,251
Series 2006-J1, Class 1A13 5.50%, 2/25/36		249	218,181
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 2.961%, 5/25/35		499	464,778
Countrywide Home Loan Mortgage Pass-Through Trust Series 2006-13, Class 1A19 6.25%, 9/25/36		118	101,100
Series 2007-HYB2, Class 3A1 2.995%, 2/25/47		574	471,488
Credit Suisse Mortgage Trust Series 2010-6R, Class 3A2 5.875%, 1/26/38(a)		409	336,952
First Horizon Alternative Mortgage Securities Trust Series 2006-FA3, Class A9 6.00%, 7/25/36		436	355,486
JP Morgan Alternative Loan Trust Series 2006-A3, Class 2A1 3.429%, 7/25/36		808	666,411
RBSSP Resecuritization Trust Series 2009-7, Class 10A3 6.00%, 8/26/37(a)		536	455,775

34	• AB INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Structured Asset Securities Corp. Mortgage Pass-Through Certificates Series 2002-3, Class B3 6.50%, 3/25/32	U.S.$	540	$476,032

			4,491,357

Agency Floating Rate – 1.2%
Federal National Mortgage Association REMICs Series 2007-15, Class CI 5.846% (6.38% - LIBOR 1 Month), 3/25/37(c)(i)		2,232	471,672
Series 2011-63, Class SW 6.146% (6.68% - LIBOR 1 Month), 7/25/41(c)(i)		1,819	376,137
Series 2015-48, Class SA 5.666% (6.20% - LIBOR 1 Month), 7/25/45(c)(i)		2,269	561,983
Series 2015-66, Class AS 5.716% (6.25% - LIBOR 1 Month), 9/25/45(c)(i)		2,349	467,042
Series 2016-11, Class SG 5.616% (6.15% - LIBOR 1 Month), 3/25/46(c)(i)		2,666	540,288
Series 2016-22, Class ST 5.566% (6.10% - LIBOR 1 Month), 4/25/46(c)(i)		2,533	479,032
Series 2016-79, Class JS 5.52% (6.05% - LIBOR 1 Month), 11/25/46(c)(i)		2,010	453,417
Government National Mortgage Association Series 2016-108, Class SA 5.574% (6.10% - LIBOR 1 Month), 8/20/46(c)(i)		2,571	525,826
Series 2016-108, Class SM 5.574% (6.10% - LIBOR 1 Month), 8/20/46(c)(i)		2,157	587,388

			4,462,785

Non-Agency Floating Rate – 0.6%
Deutsche Alt-A Securities Mortgage Loan Trust Series 2006-AR4, Class A2 0.724% (LIBOR 1 Month + 0.19%), 12/25/36(c)		860	541,607
HomeBanc Mortgage Trust Series 2005-1, Class A1 0.784% (LIBOR 1 Month + 0.25%), 3/25/35(c)		355	298,848
Impac Secured Assets CMN Owner Trust Series 2005-2, Class A2D 0.964% (LIBOR 1 Month + 0.43%), 3/25/36(c)		448	314,912

AB INTERMEDIATE BOND PORTFOLIO •	35

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

RBSSP Resecuritization Trust Series 2010-9, Class 7A6 6.238%, 5/26/37(a)(h)	U.S.$	501	$379,013
Residential Accredit Loans, Inc. Trust Series 2007-QO2, Class A1 0.684% (LIBOR 1 Month + 0.15%), 2/25/47(c)		576	326,755
Series 2007-QS4, Class 2A4 0.874% (LIBOR 1 Month + 0.34%), 3/25/37(c)		827	192,408

			2,053,543

Agency Fixed Rate – 0.1%
Federal National Mortgage Association Grantor Trust Series 2004-T5, Class AB4 1.03%, 5/28/35		65	57,760
Federal National Mortgage Association REMICs Series 2015-33, Class AI 5.00%, 6/25/45(g)		2,482	492,601

			550,361

Total Collateralized Mortgage Obligations (cost $31,006,858)			31,012,158

INFLATION-LINKED SECURITIES – 5.0%
United States – 5.0%
U.S. Treasury Inflation Index 0.125%, 4/15/19 (TIPS)		11,110	11,287,291
0.25%, 1/15/25 (TIPS)		3,614	3,661,765
0.375%, 7/15/25 (TIPS)		3,726	3,825,076

Total Inflation-Linked Securities (cost $18,585,352)			18,774,132

CORPORATES - NON-INVESTMENT GRADE – 4.6%
Industrial – 2.9%
Capital Goods – 0.1%
SPX FLOW, Inc. 5.625%, 8/15/24(a)		126	127,732
5.875%, 8/15/26(a)		127	128,905

			256,637

Communications - Media – 0.3%
Arqiva Broadcast Finance PLC 9.50%, 3/31/20(a)	GBP	300	395,658
CSC Holdings LLC 6.75%, 11/15/21	U.S.$	120	126,300

36	• AB INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Ziggo Secured Finance BV 5.50%, 1/15/27(a)	U.S.$	560	$553,000

			1,074,958

Communications - Telecommunications – 0.8%
CenturyLink, Inc. Series S 6.45%, 6/15/21		275	293,562
Series Y 7.50%, 4/01/24		243	253,024
SFR Group SA 5.375%, 5/15/22(a)	EUR	222	254,129
Sprint Capital Corp. 6.90%, 5/01/19	U.S.$	970	1,020,925
Wind Acquisition Finance SA 6.50%, 4/30/20(a)		700	729,750
Windstream Services LLC 6.375%, 8/01/23		750	663,750

			3,215,140

Consumer Cyclical - Automotive – 0.1%
Adient Global Holdings Ltd. 4.875%, 8/15/26(a)		379	372,784
Allison Transmission, Inc. 5.00%, 10/01/24(a)		216	220,320

			593,104

Consumer Cyclical - Other – 0.4%
International Game Technology PLC 6.25%, 2/15/22(a)		360	381,600
6.50%, 2/15/25(a)		520	562,796
KB Home 4.75%, 5/15/19		286	292,435
MCE Finance Ltd. 5.00%, 2/15/21(a)		235	233,531

			1,470,362

Consumer Cyclical - Retailers – 0.1%
Hanesbrands, Inc. 4.625%, 5/15/24(a)		212	215,578

Consumer Non-Cyclical – 0.3%
First Quality Finance Co., Inc. 4.625%, 5/15/21(a)		475	476,781
Valeant Pharmaceuticals International, Inc. 6.125%, 4/15/25(a)		375	296,250
Voyage Care Bondco PLC 6.50%, 8/01/18(a)	GBP	320	393,482

			1,166,513

AB INTERMEDIATE BOND PORTFOLIO •	37

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Energy – 0.3%
Cenovus Energy, Inc. 3.00%, 8/15/22	U.S.$	42	$40,822
5.70%, 10/15/19		169	182,620
Diamond Offshore Drilling, Inc. 4.875%, 11/01/43		292	213,902
Global Partners LP/GLP Finance Corp. 6.25%, 7/15/22		361	344,755
Sabine Pass Liquefaction LLC 5.00%, 3/15/27(a)		482	490,435
SM Energy Co. 6.50%, 1/01/23		35	34,825

			1,307,359

Other Industrial – 0.2%
General Cable Corp. 5.75%, 10/01/22		655	618,975

Technology – 0.2%
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 7.125%, 6/15/24(a)		350	383,409
NXP BV/NXP Funding LLC 4.125%, 6/01/21(a)		345	368,288

			751,697

Transportation - Services – 0.1%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.25%, 3/15/25(a)		309	293,550

			10,963,873

Financial Institutions – 1.6%
Banking – 1.4%
Bank of America Corp. Series Z 6.50%, 10/23/24(b)		213	231,105
Barclays Bank PLC 6.86%, 6/15/32(a)(b)		129	149,827
7.625%, 11/21/22		400	446,500
7.75%, 4/10/23		402	422,100
Credit Agricole SA 8.125%, 12/23/25(a)(b)		235	253,800
Credit Suisse Group AG 7.50%, 12/11/23(a)(b)		363	376,159
Intesa Sanpaolo SpA 5.017%, 6/26/24(a)		569	528,021
Lloyds Banking Group PLC 7.50%, 6/27/24(b)		402	414,060
Royal Bank of Scotland Group PLC 8.625%, 8/15/21(b)		570	567,150

38	• AB INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series U 7.64%, 9/30/17(b)	U.S.$	1,100	$1,067,000
Royal Bank of Scotland PLC (The) 9.50%, 3/16/22(a)		290	297,472
Societe Generale SA 5.922%, 4/05/17(a)(b)		130	131,238
Standard Chartered PLC 6.409%, 1/30/17(a)(b)		400	388,500

			5,272,932

Finance – 0.2%
Navient Corp. 6.625%, 7/26/21		440	443,300
7.25%, 1/25/22		99	99,990

			543,290

			5,816,222

Non Corporate Sectors – 0.1%
Agencies - Not Government Guaranteed – 0.1%
NOVA Chemicals Corp. 5.25%, 8/01/23(a)		331	337,206

Utility – 0.0%
Electric – 0.0%
NRG Energy, Inc. 7.875%, 5/15/21		85	88,825

Total Corporates – Non-Investment Grade (cost $17,579,266)			17,206,126

AGENCIES – 2.8%
Agency Debentures – 2.8%
Federal Home Loan Bank 0.51% (LIBOR 1 Month - 0.02%), 1/11/17(c) (cost $10,529,993)		10,530	10,534,033

EMERGING MARKETS - TREASURIES – 0.9%
Brazil – 0.9%
Brazil Notas do Tesouro Nacional Series F 10.00%, 1/01/17-1/01/27 (cost $3,112,089)	BRL	10,690	3,189,945

GOVERNMENTS - SOVEREIGN AGENCIES – 0.5%
Brazil – 0.2%
Petrobras Global Finance BV 5.75%, 1/20/20	U.S.$	672	693,504

AB INTERMEDIATE BOND PORTFOLIO •	39

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Colombia – 0.1%
Ecopetrol SA 5.875%, 5/28/45	U.S.$	245	$216,825

Israel – 0.1%
Israel Electric Corp. Ltd. Series 6 5.00%, 11/12/24(a)		580	624,660

United Kingdom – 0.1%
Royal Bank of Scotland Group PLC 7.50%, 8/10/20(b)		500	458,750

Total Governments - Sovereign Agencies (cost $1,998,373)			1,993,739

LOCAL GOVERNMENTS - MUNICIPAL BONDS – 0.4%
United States – 0.4%
State of California Series 2010 7.625%, 3/01/40 (cost $1,428,822)		970	1,494,246

EMERGING MARKETS - CORPORATE BONDS – 0.4%
Industrial – 0.4%
Capital Goods – 0.1%
Odebrecht Finance Ltd. 5.25%, 6/27/29(a)		541	259,004
7.125%, 6/26/42(a)		394	195,030

			454,034

Communications - Telecommunications – 0.1%
MTN Mauritius Investment Ltd. 5.373%, 2/13/22(a)		377	379,699

Consumer Non-Cyclical – 0.1%
Minerva Luxembourg SA 6.50%, 9/20/26(a)		233	226,825
Virgolino de Oliveira Finance SA 10.50%, 1/28/18(f)(j)(k)		660	46,530

			273,355

Energy – 0.1%
Ultrapar International SA 5.25%, 10/06/26(a)		379	384,647

Total Emerging Markets - Corporate Bonds (cost $2,022,729)			1,491,735

40	• AB INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

QUASI-SOVEREIGNS – 0.3%
Quasi-Sovereign Bonds – 0.3%
Chile – 0.1%
Empresa de Transporte de Pasajeros Metro SA 4.75%, 2/04/24(a)	U.S.$	358	$392,084

Mexico – 0.2%
Petroleos Mexicanos 4.625%, 9/21/23(a)		756	753,959

Total Quasi-Sovereigns (cost $1,111,918)			1,146,043

		Shares
COMMON STOCKS – 0.3%
Financials – 0.3%
Insurance – 0.3%
Mt. Logan Re Ltd. (Preference Shares)(k)(l)(m)(n)		700	724,647
Mt. Logan Re Ltd. (Preference Shares)(k)(l)(n)(o)		297	307,458

Total Common Stocks (cost $997,000)			1,032,105

		Principal Amount (000)
GOVERNMENTS - SOVEREIGN BONDS – 0.2%
Mexico – 0.1%
Mexico Government International Bond Series G 5.95%, 3/19/19	U.S.$	208	229,840

Qatar – 0.1%
Qatar Government International Bond 2.375%, 6/02/21(a)		593	595,224

Total Governments - Sovereign Bonds (cost $813,720)			825,064

		Notional Amount (000)
OPTIONS PURCHASED - CALLS – 0.0%
Swaptions – 0.0%
IRS Swaption RTR, Citibank, NA Expiration: Jan 2017, Exercise Rate: 1.40% (premiums paid $39,036)		8,350	20,207

AB INTERMEDIATE BOND PORTFOLIO •	41

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS – 10.9%
Agency Discount Note – 4.2%
Federal Home Loan Bank Zero Coupon, 1/25/17-3/17/17 (cost $15,610,083)	U.S.$	15,633	$15,610,083

Governments - Treasuries – 3.5%
Japan – 3.5%
Japan Treasury Discount Bill Series 641 Zero Coupon, 1/30/17 (cost $13,283,318)	JPY	1,380,000	13,167,415

		Shares
Investment Companies – 2.2%
AB Fixed Income Shares, Inc. - Government Money Market Portfolio - Class AB, 0.26%(p)(q) (cost $8,128,880)		8,128,880	8,128,880

		Principal Amount (000)
Certificates of Deposit – 1.0%
Bank of Montreal/Chicago Il 0.865%, 12/14/16(c) (cost $3,807,160)	U.S.$	3,807	3,807,160

Total Short-Term Investments (cost $40,829,441)			40,713,538

Total Investments – 113.0% (cost $419,932,343)			422,934,115
Other assets less liabilities – (13.0)%			(48,714,715)

Net Assets – 100.0%			$374,219,400

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at October 31, 2016	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
10 Yr Japan Bond (OSE) Futures	29	December 2016	$42,000,278	$41,952,799	$(47,479)
U.S. T-Note 5 Yr (CBT) Futures	513	December 2016	62,320,825	61,968,797	(352,028)
U.S. Ultra Bond (CBT) Futures	72	December 2016	13,281,116	12,667,500	(613,616)

42	• AB INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

Type	Number of Contracts	Expiration Month	Original Value	Value at October 31, 2016	Unrealized Appreciation/ (Depreciation)

Sold Contracts
Euro-BOBL Futures	75	December 2016	$10,856,432	$10,794,453	$61,979
U.S. T-Note 2 Yr (CBT) Futures	109	December 2016	23,775,464	23,777,328	(1,864)
U.S. T-Note 10 Yr (CBT) Futures	40	December 2016	5,242,123	5,185,000	57,123

					$(895,885)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Citibank, NA	EUR	3,742	USD	4,182	11/15/16	$72,466
Citibank, NA	EUR	483	USD	527	11/15/16	(3,422)
Citibank, NA	GBP	2,343	USD	3,040	11/16/16	172,044
Citibank, NA	USD	2,706	MXN	52,988	11/22/16	91,329
Citibank, NA	JPY	1,380,976	USD	13,195	12/09/16	8,644
Citibank, NA	INR	55,476	USD	824	12/15/16	(3,132)
Citibank, NA	USD	1,636	INR	110,712	12/15/16	14,191
Credit Suisse International	MXN	16,369	USD	875	11/22/16	11,100
Goldman Sachs Bank USA	BRL	4,862	USD	1,057	1/04/17	(437,396)
HSBC Bank USA	USD	2,092	GBP	1,699	11/16/16	(12,821)
Morgan Stanley & Co., Inc.	BRL	2,440	USD	767	11/03/16	2,619
Morgan Stanley & Co., Inc.	USD	778	BRL	2,440	11/03/16	(13,204)
Morgan Stanley & Co., Inc.	BRL	2,440	USD	771	12/02/16	12,983
Standard Chartered Bank	BRL	2,440	USD	746	11/03/16	(18,405)
Standard Chartered Bank	USD	767	BRL	2,440	11/03/16	(2,619)
Standard Chartered Bank	INR	54,249	USD	805	12/15/16	(3,923)
State Street Bank & Trust Co.	EUR	348	USD	379	11/15/16	(2,879)
State Street Bank & Trust Co.	SGD	5,164	USD	3,793	12/14/16	79,849
State Street Bank & Trust Co.	AUD	321	USD	245	1/19/17	1,208
UBS AG	CAD	6,834	USD	5,323	11/10/16	227,405

						$196,037

INTEREST RATE SWAPTIONS WRITTEN (see Note D)

Description	Index	CounterParty	Strike Rate	Expiration Date	Notional Amount (000)	Premiums	Market Value
OTC – 1 Year Interest Rate Swap	3 Month LIBOR	Citibank, NA	2.15%	1/12/17	$8,350	$15,865	$(11,304)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

				Rate Type
Clearing Broker/ (Exchange)		Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., LLC/(CME Group)	NOK	202,120	5/12/18	0.954%	6 Month NIBOR	$114,334
Morgan Stanley & Co., LLC/(CME Group)		67,420	5/19/18	1.007%	6 Month NIBOR	31,605

AB INTERMEDIATE BOND PORTFOLIO •	43

Portfolio of Investments

				Rate Type
Clearing Broker/ (Exchange)		Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., LLC/(CME Group)	NZD	47,210	7/28/18	2.050%	3 Month BKBM	$(137,281)
Morgan Stanley & Co., LLC/(CME Group)	$	7,830	8/31/21	1.256%	3 Month LIBOR	24,861
Morgan Stanley & Co., LLC/(CME Group)		2,630	1/14/24	2.980%	3 Month LIBOR	(284,427)
Morgan Stanley & Co., LLC/(CME Group)		2,300	2/14/24	2.889%	3 Month LIBOR	(225,884)
Morgan Stanley & Co., LLC/(CME Group)		3,600	11/10/25	2.256%	3 Month LIBOR	(213,821)
Morgan Stanley & Co., LLC/(CME Group)		456	6/28/26	1.460%	3 Month LIBOR	8,283
Morgan Stanley & Co., LLC/(CME Group)	NZD	5,090	7/28/26	3 Month BKBM	2.473%	(84,260)
Morgan Stanley & Co., LLC/(CME Group)	$	4,180	10/11/26	1.615%	3 Month LIBOR	39,959
Morgan Stanley & Co., LLC/(CME Group)		4,170	10/14/26	1.649%	3 Month LIBOR	26,488
Morgan Stanley & Co., LLC/(LCH Group)	NOK	60,680	8/01/18	0.960%	6 Month NIBOR	37,380
Morgan Stanley & Co., LLC/(LCH Group)		15,730	8/04/18	1.008%	6 Month NIBOR	8,405
Morgan Stanley & Co., LLC/(LCH Group)		67,430	8/11/18	1.076%	6 Month NIBOR	26,061
Morgan Stanley & Co., LLC/(LCH Group)		44,950	8/12/18	1.128%	6 Month NIBOR	12,619

						$(615,678)

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at October 31, 2016	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citibank, NA
Advanced Micro Devices, Inc., 7.75%, 8/01/20, 3/20/19*	(5.00)%	1.32%	$271	$(24,529)	$11,544	$(36,073)
Sprint Communications, Inc., 8.375%, 8/15/17, 6/20/19*	(5.00)	2.70	452	(27,433)	(14,625)	(12,808)
Sprint Communications, Inc., 8.375%, 8/15/17, 6/20/19*	(5.00)	2.70	518	(31,438)	(17,379)	(14,059)
Credit Suisse International
CDX-CMBX.NA.BBB Series 7, 1/17/47*	(3.00)	4.48	2,150	181,496	146,082	35,414

44	• AB INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at October 31, 2016	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)

Sale Contracts
Credit Suisse International
Anadarko Petroleum Corp., 6.95%, 6/15/19, 9/20/17*	1.00%	0.36%	$1,360	$9,153	$(8,466)	$17,619
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	4.66	509	(41,390)	(35,313)	(6,077)
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	4.66	155	(12,604)	(11,493)	(1,111)
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	4.66	1,882	(153,023)	(82,513)	(70,510)
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	4.66	2,150	(174,831)	(133,440)	(41,391)
Deutsche Bank AG
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	4.66	745	(60,581)	(55,996)	(4,585)
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	4.66	46	(3,741)	(2,832)	(909)
Goldman Sachs International
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	4.66	1,125	(91,481)	(92,234)	753
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	4.66	1,469	(119,455)	(77,046)	(42,409)
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	4.66	760	(61,801)	(64,887)	3,086

				$(611,658)	$(438,598)	$(173,060)

*	Termination date

INTEREST RATE SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank, NA	$5,590	1/30/17	1.059%	3 Month LIBOR	$(17,007)
JPMorgan Chase Bank, NA	6,230	2/07/22	2.043%	3 Month LIBOR	(235,739)

					$(252,746)

**	Principal amount less than $500.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2016, the aggregate market value of these securities amounted to $70,670,786 or 18.9% of net assets.

(b)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(c)	Floating Rate Security. Stated interest/floor rate was in effect at October 31, 2016.

AB INTERMEDIATE BOND PORTFOLIO •	45

Portfolio of Investments

(d)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(e)	Fair valued by the Adviser.

(f)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.44% of net assets as of October 31, 2016, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value		Percentage of Net Assets
Bellemeade Re II Ltd. Series 2016-1A, Class M2B 7.034%, 4/25/26	4/29/16	$288,308	$291,732		0.08%
Bellemeade Re Ltd. Series 2015-1A, Class M1 3.034%, 7/25/25	7/27/15	86,461	86,839		0.02%
H/2 Asset Funding NRE Series 2015-1A 2.174%, 6/24/49	6/19/15	621,771	615,553		0.16%
JP Morgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 4.784%, 11/25/24	11/06/15	104,242	104,594		0.03%
Nationstar NIM Ltd. Series 2007-A, Class A 9.79%, 3/25/37	4/04/07	17,607	– 0	–	0.00%
Prudential Securities Secured Financing Corp. Series 1999-NRF1, Class AEC 1.367%, 11/01/31	11/02/07	7	7		0.00%
Virgolino de Oliveira Finance SA 10.50%, 1/28/18	1/24/14-1/27/14	365,927	46,530		0.01%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 5.784%, 11/25/25	9/28/15	393,586	394,922		0.11%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M2 6.034%, 11/25/25	9/28/15	104,527	104,556		0.03%

(g)	IO – Interest Only.

(h)	Variable rate coupon, rate shown as of October 31, 2016.

(i)	Inverse interest only security.

(j)	Defaulted.

(k)	Non-income producing security.

(l)	The security is subject to a 12 month lock-up period, after which semi-annual redemptions are permitted.

(m)	Effective prepayment date of December 2016.

(n)	Restricted and illiquid security.

46	• AB INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Mt. Logan Re Ltd. (Preference Shares)	1/02/14	$700,000	$724,647	0.19%
Mt. Logan Re Ltd. (Preference Shares)	12/30/14	297,000	307,458	0.08%

(o)	Effective prepayment date of April 2017.

(p)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(q)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

EUR – Euro

GBP – Great British Pound

INR – Indian Rupee

JPY – Japanese Yen

MXN – Mexican Peso

NOK – Norwegian Krone

NZD – New Zealand Dollar

SGD – Singapore Dollar

USD – United States Dollar

Glossary:

ABS – Asset-Backed Securities

ARMs – Adjustable Rate Mortgages

BKBM – Bank Bill Benchmark (New Zealand)

BOBL – Bundesobligationen

CBT – Chicago Board of Trade

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CMBS – Commercial Mortgage-Backed Securities

CME – Chicago Mercantile Exchange

IRS – Interest Rate Swaption

LCH – London Clearing House

LIBOR – London Interbank Offered Rates

MTN – Medium Term Note

NIBOR – Norwegian Interbank Offered Rate

OSE – Osaka Securities Exchange

REIT – Real Estate Investment Trust

REMICs – Real Estate Mortgage Investment Conduits

RTR – Right To Receive

TBA – To Be Announced

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

AB INTERMEDIATE BOND PORTFOLIO •	47

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

October 31, 2016

Assets
Investments in securities, at value
Unaffiliated issuers (cost $411,803,463)	$414,805,235
Affiliated issuers (cost $8,128,880)	8,128,880
Cash	10,969
Cash collateral due from broker	1,855,164
Receivable for investment securities sold	20,888,604
Interest receivable	1,982,987
Receivable for capital stock sold	724,430
Unrealized appreciation on forward currency exchange contracts	693,838
Upfront premium paid on credit default swaps	157,626
Receivable for variation margin on exchange-traded derivatives	107,120
Unrealized appreciation on credit default swaps	56,872
Affiliated dividends receivable	1,593

Total assets	449,413,318

Liabilities
Swaptions written, at value (premiums received $15,865)	11,304
Payable for investment securities purchased	71,397,992
Payable for capital stock redeemed	1,610,540
Upfront premium received on credit default swaps	596,224
Unrealized depreciation on forward currency exchange contracts	497,801
Unrealized depreciation on interest rate swaps	252,746
Unrealized depreciation on credit default swaps	229,932
Dividends payable	159,621
Distribution fee payable	85,746
Advisory fee payable	75,911
Transfer Agent fee payable	27,056
Administrative fee payable	20,518
Payable for variation margin on exchange-traded derivatives	10,701
Accrued expenses	217,826

Total liabilities	75,193,918

Net Assets	$374,219,400

Composition of Net Assets
Capital stock, at par	$33,321
Additional paid-in capital	371,058,022
Distributions in excess of net investment income	(123,774)
Accumulated net realized gain on investment and foreign currency transactions	1,981,422
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	1,270,409

$374,219,400

48	• AB INTERMEDIATE BOND PORTFOLIO

Statement of Assets & Liabilities

Net Asset Value Per Share—24 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$245,682,936	21,875,314	$11.23	*

B	$1,105,726	98,427	$11.23

C	$41,886,541	3,736,641	$11.21

Advisor	$56,068,436	4,990,423	$11.24

R	$3,022,815	269,180	$11.23

K	$5,705,562	507,608	$11.24

I	$2,613,284	232,446	$11.24

Z	$18,134,100	1,611,171	$11.26

*	The maximum offering price per share for Class A shares was $11.73 which reflects a sales charge of 4.25%.

See notes to financial statements.

AB INTERMEDIATE BOND PORTFOLIO •	49

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended October 31, 2016

Investment Income
Interest	$11,138,528
Dividends
Unaffiliated issuers	105,007
Affiliated issuers	41,473
Other income	2,741	$11,287,749

Expenses
Advisory fee (see Note B)	1,591,173
Distribution fee—Class A	622,172
Distribution fee—Class B	13,457
Distribution fee—Class C	413,057
Distribution fee—Class R	14,044
Distribution fee—Class K	11,712
Transfer agency—Class A	355,481
Transfer agency—Class B	2,357
Transfer agency—Class C	60,877
Transfer agency—Advisor Class	59,501
Transfer agency—Class R	6,841
Transfer agency—Class K	9,370
Transfer agency—Class I	1,047
Transfer agency—Class Z	2,269
Custodian	231,002
Registration fees	110,442
Audit and tax	95,797
Printing	73,025
Administrative	63,692
Legal	43,674
Directors’ fees	23,722
Miscellaneous	17,474

Total expenses	3,822,186
Less: expenses waived and reimbursed by the Adviser (see Note B)	(633,264)

Net expenses		3,188,922

Net investment income		8,098,827

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		913,756
Securities sold short		20,484
Futures		1,747,312
Options written		20,612
Swaps		(132,409)
Foreign currency transactions		(841,389)
Net change in unrealized appreciation/depreciation of:
Investments		7,555,494
Securities sold short		(6,146)
Futures		(455,799)
Options written		(6,570)
Swaptions written		4,561
Swaps		(186,574)
Foreign currency denominated assets and liabilities		168,401

Net gain on investment and foreign currency transactions		8,801,733

Net Increase in Net Assets from Operations		$16,900,560

50	• AB INTERMEDIATE BOND PORTFOLIO

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2016	Year Ended October 31, 2015
Increase (Decrease) in Net Assets from Operations
Net investment income	$8,098,827	$8,295,267
Net realized gain on investment and foreign currency transactions	1,728,366	4,943,300
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	7,073,367	(8,274,910)

Net increase in net assets from operations	16,900,560	4,963,657
Dividends to Shareholders from
Net investment income
Class A	(8,196,991)	(8,137,847)
Class B	(35,840)	(55,129)
Class C	(1,044,850)	(987,523)
Advisor Class	(1,369,668)	(793,874)
Class R	(85,941)	(71,771)
Class K	(147,387)	(140,957)
Class I	(28,992)	(14,707)
Class Z	(398,815)	(24,900)
Capital Stock Transactions
Net increase (decrease)	38,117,126	(17,247,645)

Total increase (decrease)	43,709,202	(22,510,696)
Net Assets
Beginning of period	330,510,198	353,020,894

End of period (including distributions in excess of net investment income of ($123,774) and undistributed net investment income of $3,040,057, respectively)	$374,219,400	$330,510,198

AB INTERMEDIATE BOND PORTFOLIO •	51

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

October 31, 2016

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of ten portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Intermediate Bond Portfolio (the “Portfolio”), a diversified portfolio. The Portfolio offers Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, and Class Z shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Portfolio to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Portfolio’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eight classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

52	• AB INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party

AB INTERMEDIATE BOND PORTFOLIO •	53

Notes to Financial Statements

broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

54	• AB INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable

AB INTERMEDIATE BOND PORTFOLIO •	55

Notes to Financial Statements

data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of October 31, 2016:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Corporates – Investment Grade	$	– 0	–	$89,459,372		$	– 0	–	$89,459,372
Mortgage Pass-Throughs		– 0	–	66,879,644			– 0	–	66,879,644
Governments – Treasuries		– 0	–	52,091,839			– 0	–	52,091,839
Asset-Backed Securities		– 0	–	45,567,089			3,445,583	(a)	49,012,672
Commercial Mortgage-Backed Securities		– 0	–	24,823,385			11,234,132		36,057,517
Collateralized Mortgage Obligations		– 0	–	30,180,170			831,988		31,012,158
Inflation-Linked Securities		– 0	–	18,774,132			– 0	–	18,774,132
Corporates – Non-Investment Grade		– 0	–	17,206,126			– 0	–	17,206,126
Agencies		– 0	–	10,534,033			– 0	–	10,534,033
Emerging Markets – Treasuries		– 0	–	3,189,945			– 0	–	3,189,945
Governments – Sovereign Agencies		– 0	–	1,993,739			– 0	–	1,993,739
Local Governments – Municipal Bonds		– 0	–	1,494,246			– 0	–	1,494,246
Emerging Markets – Corporate Bonds		– 0	–	1,491,735			– 0	–	1,491,735
Quasi-Sovereigns		– 0	–	1,146,043			– 0	–	1,146,043
Common Stocks		– 0	–	– 0	–		1,032,105		1,032,105
Governments – Sovereign Bonds		– 0	–	825,064			– 0	–	825,064
Options Purchased – Calls		– 0	–	20,207			– 0	–	20,207
Short-Term Investments:
Agency Discount Notes		– 0	–	15,610,083			– 0	–	15,610,083
Governments – Treasuries		– 0	–	13,167,415			– 0	–	13,167,415
Investment Companies		8,128,880		– 0	–		– 0	–	8,128,880
Certificates of Deposit		– 0	–	3,807,160			– 0	–	3,807,160

Total Investments in Securities		8,128,880		398,261,427			16,543,808		422,934,115

56	• AB INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

Investments in Securities:	Level 1		Level 2			Level 3			Total
Other Financial Instruments(b):
Assets:
Futures	$119,102		$	– 0	–	$	– 0	–	$119,102	(c)
Forward Currency Exchange Contracts	– 0	–		693,838			– 0	–	693,838
Centrally Cleared Interest Rate Swaps	– 0	–		329,995			– 0	–	329,995	(c)
Credit Default Swaps	– 0	–		56,872			– 0	–	56,872
Liabilities:
Futures	(1,014,987)			– 0	–		– 0	–	(1,014,987	)(c)
Forward Currency Exchange Contracts	– 0	–		(497,801)			– 0	–	(497,801)
Interest Rate Swaptions Written	– 0	–		(11,304)			– 0	–	(11,304)
Centrally Cleared Interest Rate Swaps	– 0	–		(945,673)			– 0	–	(945,673	)(c)
Credit Default Swaps	– 0	–		(229,932)			– 0	–	(229,932)
Interest Rate Swaps	– 0	–		(252,746)			– 0	–	(252,746)

Total(d)	$7,232,995			$397,404,676			$16,543,808		$421,181,479

(a)	The Portfolio held securities with zero market value at period end.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaptions written which are valued at market value.

(c)

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

(d)	There were no transfers between Level 1 and Level 2 during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Asset- Backed Securities(a)		Commercial Mortgage- Backed Securities		Collateralized Mortgage Obligations
Balance as of 10/31/15	$5,462,170		$9,612,483		$19,646,091
Accrued discounts/(premiums)	1,640		(9,167)		3,309
Realized gain (loss)	(34,406)		(77,986)		(227,469)
Change in unrealized appreciation/depreciation	57,390		(139,318)		219,045
Purchases/Payups	2,924,647		4,730,368		741,725
Sales/Paydowns	(3,684,928)		(3,520,015)		(2,880,482)
Transfers in to Level 3	– 0	–	637,767		– 0	–
Transfers out of Level 3	(1,280,930)		– 0	–	(16,670,231)

Balance as of 10/31/16	$3,445,583		$11,234,132		$831,988

Net change in unrealized appreciation/depreciation from investments held as of 10/31/16(b)	$27,358		$(143,007)		$3,802

AB INTERMEDIATE BOND PORTFOLIO •	57

Notes to Financial Statements

	Corporates - Non-Investment Grade			Common Stocks		Total
Balance as of 10/31/15		$297,212		$1,273,763		$36,291,719
Accrued discounts/(premiums)		1,385		– 0	–	(2,833)
Realized gain (loss)		30,483		(943)		(310,321)
Change in unrealized appreciation/depreciation		(6,792)		(38,658)		91,667
Purchases/Payups		– 0	–	– 0	–	8,396,740
Sales/Paydowns		(322,288)		(202,057)		(10,609,770)
Transfers in to Level 3		– 0	–	– 0	–	637,767	(c)
Transfers out of Level 3		– 0	–	– 0	–	(17,951,161	)(d)

Balance as of 10/31/16	$	– 0	–	$1,032,105		$16,543,808

Net change in unrealized appreciation/depreciation from investments held as of 10/31/16(b)	$	– 0	–	$(38,658)		$(150,505)

(a)	The Portfolio held securities with zero market value at period end.

(b)

The unrealized appreciation/(depreciation) is included in net change in unrealized appreciation/(depreciation) on investments and other financial instruments in the accompanying statement of operations.

(c)	There were de minimis transfers from Level 2 to Level 3 during the reporting period.

(d)	An amount of $17,951,161 was transferred out of Level 3 into Level 2 as improved transparency of price inputs has increased the observability of such inputs during the reporting period.

The following presents information about significant unobservable inputs related to the Portfolio’s Level 3 investments at October 31, 2016. Securities priced by third party vendors and NAV equivalent are excluded from the following table.

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 10/31/16			Valuation Technique	Unobservable Input	Input
Asset-Backed Securities	$	– 0	–	Qualitative Assessment		$0.00

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and

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Notes to Financial Statements

2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually

AB INTERMEDIATE BOND PORTFOLIO •	59

Notes to Financial Statements

received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income (or dividend expense) is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income (or interest expense) is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ

60	• AB INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, .40% of the next $2.5 billion and .35% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. Effective February 1, 2013 (effective April 28, 2014 for Class Z shares), the Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) to .85%, 1.60%, 1.60%, .60%, 1.10%, .85%, .60%, and .60% of the daily average net assets for the Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, and Class Z shares, respectively. Prior to June 1, 2015, the Expense Cap was .90% of the daily average net assets for Class A. This waiver extends through January 31, 2017 and then may be extended by the Adviser for additional one year terms. For the year ended October 31, 2016, such reimbursements/waivers amounted to $625,527.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended October 31, 2016, the reimbursement for such services amounted to $63,692.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $223,586 for the year ended October 31, 2016.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Portfolio’s shares. The Distributor has advised the Portfolio that it has retained front-end sales charges of $8,908 from the sale of Class A shares and received $2,821, $826 and $702 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended October 31, 2016.

The AB Fixed-Income Shares, Inc.—Government STIF Portfolio (the “Government STIF Portfolio”), prior to June 1, 2016, was offered as a

AB INTERMEDIATE BOND PORTFOLIO •	61

Notes to Financial Statements

cash management option to mutual funds and other institutional accounts of the Adviser, and was not available for direct purchase by members of the public. Prior to June 1, 2016, the Government STIF Portfolio paid no advisory fees but did bear its own expenses. As of June 1, 2016, the Government STIF Portfolio, which was renamed “AB Government Money Market Portfolio” (the “Government Money Market Portfolio”), has a contractual advisory fee rate of .20% and continues to bear its own expenses. In connection with the investment by the Portfolio in the Government Money Market Portfolio, the Adviser has agreed to waive its advisory fee from the Portfolio in an amount equal to the Portfolio’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the year ended October 31, 2016, such waiver amounted to $7,737. A summary of the Portfolio’s transactions in shares of the Government Money Market Portfolio for the year ended October 31, 2016 is as follows:

Market Value 10/31/15 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 10/31/16 (000)	Dividend Income (000)
$ 6,763	$185,984	$184,618	$8,129	$41

Brokerage commissions paid on investment transactions for the year ended October 31, 2016 amounted to $12,026, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Portfolio has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Portfolio’s average daily net assets attributable to Class A shares, 1% of the Portfolio’s average daily net assets attributable to both Class B and Class C shares, .50% of the Portfolio’s average daily net assets attributable to Class R shares and .25% of the Portfolio’s average daily net assets attributable to Class K shares. Effective June 1, 2015, payments under the Agreement in respect of Class A shares are limited to an annual rate of .25% of Class A shares’ average daily net assets. There are no distribution and servicing fees on the Advisor Class, Class I and Class Z shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Portfolio’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amounts of $0, $1,166,174, $132,716 and $51,876 for Class B, Class C,

62	• AB INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

Class R and Class K shares, respectively. While such costs may be recovered from the Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2016 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$77,110,340	$68,499,017
U.S. government securities	419,488,585	373,387,398

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

Cost	$419,993,432
Gross unrealized appreciation	$7,209,829
Gross unrealized depreciation	(4,269,146)

Net unrealized appreciation	$2,940,683

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

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Notes to Financial Statements

At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.
During the year ended October 31, 2016, the Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as

64	• AB INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended October 31, 2016, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Portfolio may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the

AB INTERMEDIATE BOND PORTFOLIO •	65

Notes to Financial Statements

security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

The Portfolio may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

During the year ended October 31, 2016, the Portfolio held purchased options for hedging purposes. During the year ended October 31, 2016, the Portfolio held written options for hedging purposes.

During the year ended October 31, 2016, the Portfolio held written swaptions for hedging purposes.

For the year ended October 31, 2016, the Portfolio had the following transactions in written options:

	Number of Contracts		Premiums Received
Options written outstanding as of 10/31/15	495,095,000			$9,815
Options written	292,977,600			41,690
Options assigned	(292,974,000)			(13,070)
Options expired	(495,096,800)			(24,935)
Options bought back	(1,800)			(13,500)
Options exercised	– 0	–		– 0	–

Options written outstanding as of 10/31/16	– 0	–	$	– 0	–

	Notional Amount			Premiums Received
Swaptions written outstanding as of 10/31/15	$	– 0	–	$	– 0	–
Swaptions written		8,350,000			15,865
Swaptions expired		– 0	–		– 0	–
Swaptions bought back		– 0	–		– 0	–
Swaptions exercised		– 0	–		– 0	–

Swaptions written outstanding as of 10/31/16		$8,350,000			$15,865

66	• AB INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

•	Swaps

The Portfolio may enter into swaps to hedge its exposure to interest rates or credit risk. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to

AB INTERMEDIATE BOND PORTFOLIO •	67

Notes to Financial Statements

mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate

68	• AB INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended October 31, 2016, the Portfolio held interest rate swaps for hedging and non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swaps are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.

During the year ended October 31, 2016, the Portfolio held inflation (CPI) swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy

AB INTERMEDIATE BOND PORTFOLIO •	69

Notes to Financial Statements

protection credit default swaps entered into by the Portfolio for the same reference obligation with the same counterparty. As of October 31, 2016, the Portfolio had Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sales Contracts which may partially offset the Maximum Payout Amount in the amount of $2,150,000.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended October 31, 2016, the Portfolio held credit default swaps for hedging and non-hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held

70	• AB INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

During the year ended October 31, 2016, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$449,097	*	Receivable/Payable for variation margin on exchange-traded derivatives	$1,960,660	*

Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	693,838		Unrealized depreciation on forward currency exchange contracts	497,801

Interest rate contracts	Investments in securities, at value	20,207

AB INTERMEDIATE BOND PORTFOLIO •	71

Notes to Financial Statements

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts			Swaptions written, at value	$11,304

Interest rate contracts			Unrealized depreciation on interest rate swaps	252,746

Credit contracts	Unrealized appreciation on credit default swaps	$56,872	Unrealized depreciation on credit default swaps	229,932

Total		$1,220,014		$2,952,443

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$1,747,312	$(455,799)

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	(469,685)	121,472

Interest rate contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments		(18,829)

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(24,300)

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Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaptions written; Net change in unrealized appreciation/depreciation of swaptions written		$4,561

Foreign exchange contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	$9,632	(6,570)

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	10,980

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(79,508)	66,482

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(52,901)	(253,056)

Total		$1,141,530	$(541,739)

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the year ended October 31, 2016:

Futures:
Average original value of buy contracts	$78,509,858
Average original value of sale contracts	$24,038,334

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$9,409,876
Average principal amount of sale contracts	$33,916,163

Purchased Options:
Average monthly cost	$41,208	(a)

Interest Rate Swaps:
Average notional amount	$11,820,000

Inflation Swaps:
Average notional amount	$5,210,000	(b)

AB INTERMEDIATE BOND PORTFOLIO •	73

Notes to Financial Statements

Centrally Cleared Interest Rate Swaps:
Average notional amount	$123,489,221

Credit Default Swaps:
Average notional amount of buy contracts	$1,737,154
Average notional amount of sale contracts	$3,663,712

Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$1,746,000	(b)

(a)	Positions were open for two months during the year.

(b)	Positions were open for four months during the year.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolio as of October 31, 2016:

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset	Cash Collateral Received	Security Collateral Received	Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Morgan Stanley & Co., Inc./Morgan Stanley & Co., LLC*	$107,120	$(10,701)	$	– 0	–	$	– 0	–	$96,419

Total	$107,120	$(10,701)	$	– 0	–	$	– 0	–	$96,419

OTC Derivatives:
Citibank, NA	$378,881	$(101,258)	$	– 0	–	$	– 0	–	$277,623
Credit Suisse International	201,749	(201,749)	– 0	–	– 0	–	– 0	–
Morgan Stanley & Co., Inc.	15,602	(13,204)	– 0	–	– 0	–	2,398
State Street Bank & Trust Co.	81,057	(2,879)	– 0	–	– 0	–	78,178
UBS AG	227,405	– 0	–	– 0	–	– 0	–	227,405

Total	$904,694	$(319,090)	$	– 0	–	$	– 0	–	$585,604	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset	Cash Collateral Pledged	Security Collateral Pledged**	Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Morgan Stanley & Co., Inc./Morgan Stanley & Co., LLC*	$10,701	$(10,701)	$	– 0	–	$	– 0	–	$	– 0	–

Total	$10,701	$(10,701)	$	– 0	–	$	– 0	–	$	– 0	–

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Notes to Financial Statements

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset		Cash Collateral Pledged			Security Collateral Pledged**			Net Amount of Derivatives Liabilities
OTC Derivatives:
Citibank, NA	$101,258	$(101,258)		$	– 0	–	$	– 0	–	$	– 0	–
Credit Suisse International	381,848	(201,749)			– 0	–		(180,099)			– 0	–
Deutsche Bank AG	64,322	– 0	–		– 0	–		– 0	–		64,322
Goldman Sachs Bank USA/Goldman Sachs International	710,133	– 0	–		– 0	–		– 0	–		710,133
HSBC Bank USA	12,821	– 0	–		– 0	–		– 0	–		12,821
JPMorgan Chase Bank, NA	252,746	– 0	–		– 0	–		– 0	–		252,746
Morgan Stanley & Co., Inc.	13,204	(13,204)			– 0	–		– 0	–		0
Standard Chartered Bank	24,947	– 0	–		– 0	–		– 0	–		24,947
State Street Bank & Trust Co.	2,879	(2,879)			– 0	–		– 0	–		– 0	–

Total	$1,564,158	$(319,090)		$	– 0	–		$(180,099)			$1,064,969^

*	Cash has been posted for initial margin requirements for exchange-traded derivatives outstanding at October 31, 2016.

**	The actual collateral received/pledged is more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

AB INTERMEDIATE BOND PORTFOLIO •	75

Notes to Financial Statements

3. Short Sales

The Portfolio may sell securities short. A short sale is a transaction in which the Portfolio sells securities it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Portfolio is obligated to replace the borrowed securities at their market price at the time of settlement. The Portfolio’s obligation to replace the securities borrowed in connection with a short sale will be fully secured by collateral deposited with the broker. The Portfolio is liable to the buyer for any dividends/interest payable on securities while those securities are in a short position. These dividends/interest are recorded as an expense of the Portfolio. Short sales by the Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

4. TBA and Dollar Rolls

The Portfolio may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agree-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

The Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. For the year ended October 31, 2016, the Portfolio earned drop income of $353,026 which is included in interest income in the accompanying statement of operations.

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Notes to Financial Statements

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015

Class A
Shares sold	2,201,706	1,280,374	$24,368,945	$14,319,956

Shares issued in reinvestment of dividends	527,574	530,134	5,831,973	5,929,136

Shares converted from Class B	49,298	123,507	546,216	1,384,960

Shares redeemed	(3,778,000)	(3,441,024)	(41,905,564)	(38,513,706)

Net decrease	(999,422)	(1,507,009)	$(11,158,430)	$(16,879,654)

Class B
Shares sold	12,222	29,802	$135,425	$334,102

Shares issued in reinvestment of dividends	2,880	4,566	31,751	51,110

Shares converted to Class A	(49,288)	(123,462)	(546,216)	(1,384,960)

Shares redeemed	(20,383)	(26,313)	(225,858)	(293,711)

Net decrease	(54,569)	(115,407)	$(604,898)	$(1,293,459)

Class C
Shares sold	707,843	452,832	$7,817,124	$5,052,767

Shares issued in reinvestment of dividends	67,345	68,581	742,400	765,443

Shares redeemed	(746,536)	(619,884)	(8,256,301)	(6,918,148)

Net increase (decrease)	28,652	(98,471)	$303,223	$(1,099,938)

Advisor Class
Shares sold	4,427,579	1,211,759	$49,003,433	$13,604,515

Shares issued in reinvestment of dividends	74,968	42,501	831,653	475,348

Shares redeemed	(1,564,156)	(1,546,249)	(17,378,185)	(17,411,766)

Net increase (decrease)	2,938,391	(291,989)	$32,456,901	$(3,331,903)

AB INTERMEDIATE BOND PORTFOLIO •	77

Notes to Financial Statements

	Shares		Amount
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015

Class R
Shares sold	49,530	80,356	$550,840	$897,105

Shares issued in reinvestment of dividends	7,524	6,409	83,149	71,629

Shares redeemed	(53,430)	(31,961)	(585,664)	(358,491)

Net increase	3,624	54,804	$48,325	$610,243

Class K
Shares sold	186,805	128,694	$2,068,640	$1,445,071

Shares issued in reinvestment of dividends	13,274	12,526	147,054	140,230

Shares redeemed	(46,817)	(188,432)	(517,323)	(2,103,890)

Net increase (decrease)	153,262	(47,212)	$1,698,371	$(518,589)

Class I
Shares sold	196,134	70,818	$2,200,619	$799,450

Shares issued in reinvestment of dividends	2,550	1,250	28,431	13,996

Shares redeemed	(12,405)	(35,363)	(137,850)	(398,713)

Net increase	186,279	36,705	$2,091,200	$414,733

Class Z
Shares sold	2,295,097	529,910	$25,699,685	$5,886,008

Shares issued in reinvestment of dividends	34,717	2,243	385,137	24,944

Shares redeemed	(1,156,346)	(95,347)	(12,802,388)	(1,060,030)

Net increase	1,173,468	436,806	$13,282,434	$4,850,922

NOTE F

Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

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Notes to Financial Statements

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, negative perceptions of the junk bond market generally and less secondary market liquidity.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Prepayment Risk—The value of mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose the Portfolio to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a

AB INTERMEDIATE BOND PORTFOLIO •	79

Notes to Financial Statements

mortgage-related security is inaccurately predicted, the Portfolio may not be able to realize the rate of return it expected.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of derivative instruments by the Portfolio, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Liquidity Risk—Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of fund shares. Over recent years, liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

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Notes to Financial Statements

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended October 31, 2016.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2016 and October 31, 2015 were as follows:

	2016	2015
Distributions paid from:
Ordinary income	$11,308,484	$10,226,708

Total taxable distributions	$11,308,484	$10,226,708

As of October 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,118,392
Undistributed capital gains	181,353
Accumulated capital and other losses	(141,264	)(a)
Unrealized appreciation/(depreciation)	2,330,984	(b)

Total accumulated earnings/(deficit)	$3,489,465	(c)

(a)	As of October 31, 2016, the cumulative deferred loss on straddles was $141,264.

(b)

The differences between book-basis and tax-basis unrealized appreciation and (depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of passive foreign investment companies (PFICs), the difference between book and tax amortization methods for premium, the tax treatment of swaps, and the realization for tax purposes of gains/losses on certain derivative instruments.

(c)	The differences between book-basis and tax-basis components of accumulated earnings/ (deficit) are attributable primarily to dividends payable and the tax treatment of defaulted securities.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2016, the Fund did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to the tax treatment of swaps, options and swap clearing fees, reclassifications of foreign currency and paydown gains/losses, and the redesignation of

AB INTERMEDIATE BOND PORTFOLIO •	81

Notes to Financial Statements

dividends resulted in a net decrease in distributions in excess of net investment income and a net decrease in accumulated net realized gain on investment and foreign currency transactions. These reclassifications had no effect on net assets.

NOTE I

New Accounting Pronouncements

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2015-07 (the “ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for investments that are eligible to be measured at fair value using the net asset value per share practical expedient but do not utilize that practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. Management has evaluated the implications of these changes and there will be no impact to the financial statements.

NOTE J

Other

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the financial statements and related disclosures.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

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Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended October 31,
2016	2015	2014	2013	2012

Net asset value, beginning of period	$ 11.06	$ 11.24	$ 11.00	$ 11.40	$ 11.04

Income From Investment Operations
Net investment income(a)(b)	.26	.28	.35	.26	.26
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.27	(.12)	.23	(.35)	.41	#
Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.01	#

Net increase (decrease) in net asset value from operations	.53	.16	.58	(.09)	.68

Less: Dividends
Dividends from net investment income	(.36)	(.34)	(.34)	(.31)	(.32)

Net asset value, end of period	$ 11.23	$ 11.06	$ 11.24	$ 11.00	$ 11.40

Total Return
Total investment return based on net asset value(c)	4.93%	1.45%	5.34	%*	(.81	)%†	6.27%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$245,683	$252,965	$273,962	$301,764	$370,672
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.85%	.88%	.90%	.89%	.85%
Expenses, before waivers/reimbursements	1.03%	1.06%	1.06%	1.02%	.99%
Net investment income(b)	2.35%	2.51%	3.15%	2.32%	2.29%
Portfolio turnover rate**	128%	198%	221%	189%	110%

See footnote summary on page 90.

AB INTERMEDIATE BOND PORTFOLIO •	83

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class B
Year Ended October 31,
2016	2015	2014	2013	2012

Net asset value, beginning of period	$ 11.06	$ 11.24	$ 11.00	$ 11.41	$ 11.05

Income From Investment Operations
Net investment income(a)(b)	.18	.20	.28	.18	.18
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.27	(.12)	.22	(.36)	.42	#
Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.01	#

Net increase (decrease) in net asset value from operations	.45	.08	.50	(.18)	.61

Less: Dividends
Dividends from net investment income	(.28)	(.26)	(.26)	(.23)	(.25)

Net asset value, end of period	$ 11.23	$ 11.06	$ 11.24	$ 11.00	$ 11.41

Total Return
Total investment return based on net asset value(c)	4.15%	.72%	4.61	%*	(1.59	)%†	5.56%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,106	$1,692	$3,017	$5,348	$9,089
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.60%	1.60%	1.60%	1.58%	1.55%
Expenses, before waivers/reimbursements	1.81%	1.80%	1.78%	1.74%	1.74%
Net investment income(b)	1.59%	1.77%	2.48%	1.59%	1.59%
Portfolio turnover rate**	128%	198%	221%	189%	110%

See footnote summary on page 90.

84	• AB INTERMEDIATE BOND PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended October 31,
2016	2015	2014	2013	2012

Net asset value, beginning of period	$ 11.04	$ 11.22	$ 10.98	$ 11.38	$ 11.02

Income From Investment Operations
Net investment income(a)(b)	.18	.20	.27	.18	.18
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.27	(.12)	.23	(.35)	.41	#
Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.01	#

Net increase (decrease) in net asset value from operations	.45	.08	.50	(.17)	.60

Less: Dividends
Dividends from net investment income	(.28)	(.26)	(.26)	(.23)	(.24)

Net asset value, end of period	$ 11.21	$ 11.04	$ 11.22	$ 10.98	$ 11.38

Total Return
Total investment return based on net asset value(c)	4.16%	.73%	4.63	%*	(1.51	)%†	5.55%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$41,886	$40,928	$42,690	$47,530	$61,224
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.60%	1.60%	1.60%	1.59%	1.55%
Expenses, before waivers/reimbursements	1.78%	1.78%	1.77%	1.73%	1.70%
Net investment income(b)	1.60%	1.79%	2.46%	1.62%	1.60%
Portfolio turnover rate**	128%	198%	221%	189%	110%

See footnote summary on page 90.

AB INTERMEDIATE BOND PORTFOLIO •	85

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended October 31,
2016	2015	2014	2013	2012

Net asset value, beginning of period	$ 11.06	$ 11.24	$ 11.00	$ 11.41	$ 11.05

Income From Investment Operations
Net investment income(a)(b)	.29	.31	.39	.29	.29
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.28	(.12)	.22	(.36)	.41	#
Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.01	#

Net increase (decrease) in net asset value from operations	.57	.19	.61	(.07)	.71

Less: Dividends
Dividends from net investment income	(.39)	(.37)	(.37)	(.34)	(.35)

Net asset value, end of period	$ 11.24	$ 11.06	$ 11.24	$ 11.00	$ 11.41

Total Return
Total investment return based on net asset value(c)	5.29%	1.73%	5.65	%*	(.61	)%†	6.59%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$56,068	$22,705	$26,352	$73,445	$94,584
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.60%	.60%	.60%	.59%	.55%
Expenses, before waivers/reimbursements	.78%	.77%	.75%	.72%	.69%
Net investment income(b)	2.60%	2.78%	3.51%	2.60%	2.59%
Portfolio turnover rate**	128%	198%	221%	189%	110%

See footnote summary on page 90.

86	• AB INTERMEDIATE BOND PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Year Ended October 31,
2016	2015	2014	2013	2012

Net asset value, beginning of period	$ 11.06	$ 11.24	$ 11.00	$ 11.40	$ 11.04

Income From Investment Operations
Net investment income(a)(b)	.23	.26	.33	.24	.23
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.28	(.12)	.23	(.36)	.42	#
Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.01	#

Net increase (decrease) in net asset value from operations	.51	.14	.56	(.12)	.66

Less: Dividends
Dividends from net investment income	(.34)	(.32)	(.32)	(.28)	(.30)

Net asset value, end of period	$ 11.23	$ 11.06	$ 11.24	$ 11.00	$ 11.40

Total Return
Total investment return based on net asset value(c)	4.67%	1.23%	5.13	%*	(1.01	)%†	6.05%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,023	$2,936	$2,368	$2,241	$1,568
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.10%	1.10%	1.10%	1.09%	1.05%
Expenses, before waivers/reimbursements	1.38%	1.38%	1.36%	1.31%	1.29%
Net investment income(b)	2.10%	2.29%	2.94%	2.13%	2.07%
Portfolio turnover rate**	128%	198%	221%	189%	110%

See footnote summary on page 90.

AB INTERMEDIATE BOND PORTFOLIO •	87

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Year Ended October 31,
2016	2015	2014	2013	2012

Net asset value, beginning of period	$ 11.07	$ 11.24	$ 11.01	$ 11.41	$ 11.05

Income From Investment Operations
Net investment income(a)(b)	.26	.28	.35	.27	.26
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.27	(.10)	.22	(.36)	.42	#
Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.01	#

Net increase (decrease) in net asset value from operations	.53	.18	.57	(.09)	.69

Less: Dividends
Dividends from net investment income	(.36)	(.35)	(.34)	(.31)	(.33)

Net asset value, end of period	$ 11.24	$ 11.07	$ 11.24	$ 11.01	$ 11.41

Total Return
Total investment return based on net asset value(c)	4.93%	1.57%	5.30	%*	(.76	)%†	6.32%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,706	$3,922	$4,515	$3,459	$3,823
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.85%	.85%	.85%	.84%	.80%
Expenses, before waivers/reimbursements	1.09%	1.08%	1.03%	.93%	.99%
Net investment income(b)	2.34%	2.53%	3.17%	2.38%	2.34%
Portfolio turnover rate**	128%	198%	221%	189%	110%

See footnote summary on page 90.

88	• AB INTERMEDIATE BOND PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Year Ended October 31,
2016	2015	2014	2013	2012

Net asset value, beginning of period	$ 11.07	$ 11.25	$ 11.01	$ 11.42	$ 11.06

Income From Investment Operations
Net investment income(a)(b)	.28	.31	.36	.18	.29
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.28	(.12)	.25	(.25)	.41	#
Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.01	#

Net increase (decrease) in net asset value from operations	.56	.19	.61	(.07)	.71

Less: Dividends
Dividends from net investment income	(.39)	(.37)	(.37)	(.34)	(.35)

Net asset value, end of period	$ 11.24	$ 11.07	$ 11.25	$ 11.01	$ 11.42

Total Return
Total investment return based on net asset value(c)	5.20%	1.73%	5.65	%*	(.62	)%†	6.58%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,613	$511	$107	$14	$814
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.60%	.60%	.60%	.56%	.55%
Expenses, before waivers/reimbursements	.76%	.75%	.75%	.67%	.66%
Net investment income(b)	2.56%	2.74%	3.22%	2.46%	2.59%
Portfolio turnover rate**	128%	198%	221%	189%	110%

See footnote summary on page 90.

AB INTERMEDIATE BOND PORTFOLIO •	89

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class Z
	Year Ended October 31,		April 28, 2014(d) to October 31, 2014
	2016	2015

Net asset value, beginning of period	$ 11.08	$ 11.26	$ 11.15

Income From Investment Operations
Net investment income(a)(b)	.28	.32	.19
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.29	(.13)	.10

Net increase in net asset value from operations	.57	.19	.29

Less: Dividends
Dividends from net investment income	(.39)	(.37)	(.18)

Net asset value, end of period	$ 11.26	$ 11.08	$ 11.26

Total Return
Total investment return based on net asset value(c)	5.28%	1.72%	2.61%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$18,134	$4,851	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.60%	.60%	.60	%^
Expenses, before waivers/reimbursements	.66%	.71%	.66	%^
Net investment income(b)	2.52%	2.91%	3.29	%^
Portfolio turnover rate**	128%	198%	221%

(a)	Based on average shares outstanding.

(b)	Net of fees waived and expenses reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Commencement of operations.

#	Amount reclassified from realized gain (loss) on investment transactions.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the year ended October 31, 2014 by 0.01%.

†	Includes the impact of proceeds received and credited to the Portfolio resulting from third party regulatory settlements, which enhanced the Portfolio’s performance for the year ended October 31, 2013 by 0.14%.

Includes the Adviser’s reimbursement in respect of the Lehman Bankruptcy Claim which contributed to the Portfolio’s performance by 0.07% for the year-ended October 31, 2012.

**	The Portfolio accounts for dollar roll transactions as purchases and sales.

^	Annualized.

See notes to financial statements.

90	• AB INTERMEDIATE BOND PORTFOLIO

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders

of AB Intermediate Bond Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AB Intermediate Bond Portfolio (the “Fund”), one of the portfolios constituting the AB Bond Fund, Inc., as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AB Intermediate Bond Portfolio (one of the portfolios constituting the AB Bond Fund, Inc.) at October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented therein, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 29, 2016

AB INTERMEDIATE BOND PORTFOLIO •	91

Report of Independent Registered Public Accounting Firm

2016 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended October 31, 2016. For foreign shareholders, 72.15% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

For the taxable year ended October 31, 2016, the Portfolio designates $88,903 as the maximum amount that may be considered qualified dividend income for individual shareholders.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2017.

92	• AB INTERMEDIATE BOND PORTFOLIO

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Paul J. DeNoon(2), Vice President Shawn E. Keegan(2) , Vice President Douglas J. Peebles(2) , Vice President

Greg J. Wilensky(2), Vice President

Michael S. Canter(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s U.S. Investment Grade Core Fixed Income Team.
Mr. Paul J. DeNoon, Mr. Shawn E. Keegan, Mr. Douglas J. Peebles, Mr. Greg J. Wilensky and Mr. Michael S. Canter are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

AB INTERMEDIATE BOND PORTFOLIO •	93

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR
Robert M. Keith, + 1345 Avenue of the Americas New York, NY 10105 56 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	108	None

94	• AB INTERMEDIATE BOND PORTFOLIO

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS
Marshall C. Turner, Jr., # Chairman of the Board 75 (2005)	Private Investor since prior to 2011. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	108	Xilinx, Inc. (programmable logic semi-conductors) since 2007

John H. Dobkin, # 74 (1998)	Independent Consultant since prior to 2011. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992, and as Chairman of the Audit Committees of a number of such AB Funds from 2001-2008.	108	None

AB INTERMEDIATE BOND PORTFOLIO •	95

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, # 72 (2005)	Private Investor since prior to 2011. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	108	Asia Pacific Fund, Inc. (registered investment company) since prior to 2011

William H. Foulk, Jr., # 84 (1998)	Investment Adviser and an Independent Consultant since prior to 2011. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	108	None

96	• AB INTERMEDIATE BOND PORTFOLIO

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
D. James Guzy, # 80 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2011. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2011 until November 2013. He was a Director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	108	None

Nancy P. Jacklin, # 68 (2006)	Private Investor since prior to 2011. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	108	None

AB INTERMEDIATE BOND PORTFOLIO •	97

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Carol C. McMullen, # 61 (2016)	Managing Director of Slalom Consulting (consulting) since 2014 and private investor; Director of Norfolk & Dedham Group (mutual property and casualty insurance) since 2011; and Director of Partners Community Physicians Organization (healthcare) since 2014. Formerly, Managing Director of The Crossland Group (consulting) from 2012 to 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and nonprofit boards, and as a director or trustee of the AB Funds since June 2016.	108	None

98	• AB INTERMEDIATE BOND PORTFOLIO

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, # 64 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee and as Chairman of the Audit Committees of the AB Funds since 2008.	108	None

Earl D. Weiner, # 77 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	108	None

AB INTERMEDIATE BOND PORTFOLIO •	99

Management of the Fund

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

+	Mr. Keith is an “interested person” of the Fund as defined in the “40 Act”, due to his position as a Senior Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

100	• AB INTERMEDIATE BOND PORTFOLIO

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is set forth below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 56	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 71	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Paul J. DeNoon 54	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2011.

Shawn E. Keegan 45	Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2011.

Douglas J. Peebles 51	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2011.

Greg J. Wilensky 49	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2011.

Michael S. Canter 47	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2011.

Emilie D. Wrapp 61	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2011.

Joseph J. Mantineo 57	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2011.

Phyllis J. Clarke 55	Controller	Vice President of ABIS**, with which she has been associated since prior to 2011.

Vincent S. Noto 52	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser ** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since 2011.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at 1-800-227-4618, or visit www.ABfunds.com, for a free prospectus or SAI.

AB INTERMEDIATE BOND PORTFOLIO •	101

Management of the Fund

Information Regarding the Review and Approval of the Portfolio’s Investment Advisory Contract

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Investment Advisory Contract (the “Advisory Agreement”) with the Adviser in respect of AB Intermediate Bond Portfolio (the “Portfolio”) at a meeting held on November 3-5, 2015.

Prior to approval of the continuance of the Advisory Agreement in respect of the Portfolio, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their

102	• AB INTERMEDIATE BOND PORTFOLIO

business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Portfolio by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2013 and 2014 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries that provide transfer agency and distribution services to the Portfolio. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the

AB INTERMEDIATE BOND PORTFOLIO •	103

profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Portfolio, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Portfolio’s shares and transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. At the November 2015 meeting, the directors reviewed information prepared by Broadridge showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Broadridge (the “Performance Group”) and as compared with that of a broad array of funds selected by Broadridge (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Barclays U.S. Aggregate Bond Index (the “Index”), in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2015 and (in the case of comparisons with the Index) the period since inception (July 1999 inception). The directors noted that the Portfolio was in the 1st quintile of the Performance Group and 2nd quintile of the Performance Universe for the 1- and 5-year periods, in the 1st quintile of the Performance Group and the Performance Universe for the 3-year period, and in the 3rd quintile of the Performance Group and 2nd quintile of the Performance Universe for the 10-year period. It outperformed the Index in the 3- and 5-year periods and lagged it in all other periods. Based on their review, the directors concluded that the Portfolio’s performance was satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Broadridge concerning advisory fee rates paid by other funds in the same Broadridge category as the Portfolio at a common asset level. The directors recognized that it is difficult to

104	• AB INTERMEDIATE BOND PORTFOLIO

make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors noted that, at the Portfolio’s current size, its contractual effective advisory fee rate of 45 basis points was lower than the Expense Group median. The directors noted that the administrative expense reimbursement was 1.5 basis points in the Portfolio’s latest fiscal year, and that as a result the rate of total compensation received by the Adviser pursuant to the Advisory Agreement was more than the Expense Group median.

The directors also considered the Adviser’s fee schedule for non-fund clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer. The directors noted that the institutional fee schedule started at a rate higher than the Portfolio’s fee schedule and had breakpoints at lower asset levels. The application of the institutional fee schedule to the Portfolio’s net assets would result in a fee rate lower than the rate at the same asset level provided in the Portfolio’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also reviewed information that indicated that the Portfolio’s fee rate is higher than the sub-advisory fee rate earned by the Adviser for sub-advising a registered investment company with a similar investment style. The directors also noted that the Adviser advises a portfolio of another AB Fund with a substantially similar investment style for the same fee schedule as the Portfolio.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients and sub-advised funds. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Broadridge: an Expense Group and an Expense Universe. Broadridge described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group than the Expense Group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the

AB INTERMEDIATE BOND PORTFOLIO •	105

Portfolio’s latest fiscal year and the information included the pro forma expense ratio to reflect a reduction in the 12b-1 fee effective June 1, 2015. The pro forma expense ratio of the Portfolio reflected fee waivers and/or expense reimbursements as a result of an undertaking by the Adviser. The directors noted that it was likely that the expense ratios of some of the other funds in the Portfolio’s Broadridge category also were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The directors noted that the Portfolio’s pro forma total expense ratio, giving effect to a cap by the Adviser, was lower than the Expense Group median and close to the Expense Universe median. The directors concluded that the Portfolio’s pro forma expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2015 meetings. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s shareholders would benefit from a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

106	• AB INTERMEDIATE BOND PORTFOLIO

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

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Select US Equity Portfolio

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FIXED INCOME

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FIXED INCOME (continued)

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

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MULTI-ASSET (continued)

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We also offer Government Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

* Prior to November 1, 2016, the Fund was named Global Thematic Growth Fund.

AB INTERMEDIATE BOND PORTFOLIO •	107

AB Family of Funds

NOTES

AB INTERMEDIATE BOND PORTFOLIO •	108

AB INTERMEDIATE BOND PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

IB-0151-1016

OCT    10.31.16

ANNUAL REPORT

AB MUNICIPAL BOND INFLATION STRATEGY

Investment Products Offered

•Are Not FDIC Insured •May Lose Value •Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

December 15, 2016

Annual Report

This report provides management’s discussion of fund performance for AB Municipal Bond Inflation Strategy (the “Strategy”) for the annual period ended October 31, 2016.

Investment Objectives and Policies

The Strategy seeks to maximize real after-tax return for investors subject to federal income taxes, without undue risk to principal. Real return is the rate of return after adjusting for inflation. The Strategy pursues its objective by investing principally in high-quality, predominantly investment-grade, municipal securities that pay interest exempt from federal taxation. As a fundamental policy, the Strategy will invest at least 80% of its net assets in municipal securities. These securities may be subject to the federal alternative minimum tax for some taxpayers.

The Strategy will invest at least 80% of its total assets in fixed-income securities rated A or better or the equivalent by one or more national rating agencies or deemed to be of comparable credit quality by AllianceBernstein L.P. (“the Adviser”). In deciding whether to take direct or indirect exposure, the Strategy may invest up to 20% of its total assets in fixed-income securities rated BB or B or the equivalent by one or more national rating agencies (or deemed to be of comparable credit quality by the Adviser), which are not investment grade (“junk bonds”). If the rating of a fixed-income security falls below investment grade, the Strategy will not be obligated to sell the security and may continue to hold it if, in the Adviser’s opinion, the investment is appropriate under the circumstances.

The Strategy may invest in fixed-income securities with any maturity and duration.

To provide inflation protection, the Strategy will typically enter into inflation swaps. The Strategy may use other inflation-indexed instruments. Payments to the Strategy pursuant to swaps will result in taxable income, either ordinary income or capital gains, rather than income exempt from federal income taxation. It is expected that the Strategy’s primary use of derivatives will be for the purpose of inflation protection.

The Strategy may also invest in forward commitments; zero-coupon municipal securities and variable, floating and inverse floating-rate municipal securities; certain types of mortgage-related securities; and derivatives, such as options, futures contracts, forwards and swaps.

The Strategy may utilize leverage for investment purposes through the use of tender option bond transactions (“TOBs”). The Adviser will consider the impact of TOBs, swaps and other derivatives in making its assessments of the Strategy’s risks. The resulting exposures to markets, sectors, issuers or specific securities will be continuously monitored by the Adviser.

AB MUNICIPAL BOND INFLATION STRATEGY •	1

Investment Results

The table on page 7 shows the Strategy’s performance for the six- and 12-month periods ended October 31, 2016, compared to its benchmark, the Bloomberg Barclays 1-10 Year Treasury Inflation-Protected Securities (“TIPS”) Index and to the Lipper Intermediate Municipal Debt Funds Average (the “Lipper Average”). Funds in the Lipper Average have generally similar investment objectives to the Strategy, although some may have different investment policies and sales and management fees and fund expenses.

In order to pursue the investment objective of after-tax returns net of inflation, the Strategy invests in municipal bonds and uses derivatives for inflation protection. During both periods, all share classes of the Strategy underperformed the benchmark, before sales charges. During both periods, all share classes except Class C shares outperformed the Lipper Average.

Over the 12-month period, underperformance relative to the benchmark was driven by the Strategy’s lower interest rate risk as yields fell. In addition, the Strategy’s municipal bond exposure detracted, as taxable bonds outperformed municipal bonds. An overweight in credit contributed to performance as credit spreads narrowed. Achieving inflation protection through consumer price index (“CPI”) hedges detracted for the 12-month period. Interest rate swaps were used for hedging purposes and had no material impact on performance.

For the six-month period, underperformance relative to the benchmark was driven by the Strategy’s investment in municipal bonds, which underperformed US Treasuries. The Strategy’s lower interest rate risk relative to the benchmark added to performance as interest rates rose. Furthermore, achieving inflation protection through CPI hedges added to performance, both on an absolute basis and relative to TIPS.

Versus the Lipper Average, over the 12-month period, CPI hedges added to performance while the lower interest rate risk relative to the Lipper Average detracted as interest rates fell. CPI hedges were the primary driver of performance as they gained in value over the six-month period. The Strategy’s lower interest rate risk relative to the peer group also contributed as interest rates rose.

Market Review and Investment Strategy

After generally declining for the first half of the 12-month period, municipal bond yields for most maturities rose over the latter half. During the six-month period ended October 31, 2016, yields rose the most for short-maturity bonds as markets reflected a higher probability of the US Federal Reserve raising its target for the Federal Funds rate, and as a change in regulations

2	• AB MUNICIPAL BOND INFLATION STRATEGY

for money market funds led to a reduced demand for very short-term instruments. As a result, over the course of the 12-month period, yields were lower by 0.25% to 0.50% for bonds maturing beyond seven years, and those shorter in duration were little changed or increased in yield by up to 0.50%. Given the low level of yields and investors’ strong demand for income, lower-rated bonds performed well and credit spreads generally tightened over both periods. Municipal credit fundamentals remained consistent with continued slow economic growth as tax revenues continued to increase, though in some cases at a slower rate, and default rates remained low across the broad municipal market.

On November 8, 2016, Donald Trump was elected as the 45th president of the United States, and the Congressional election outcome resulted in the Republican Party maintaining control of both the House of Representatives and the Senate. The Adviser believes that it will take time before the world has a clearer picture of the short- and long-term impact of the elections on the US economy and markets in general. The Adviser continues to monitor the markets, including for potential market volatility.

The Strategy may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of October 31, 2016, the Strategy’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity were 7.4% and 0.1%, respectively.

AB MUNICIPAL BOND INFLATION STRATEGY •	3

DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Barclays 1-10 Year TIPS Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Barclays 1-10 Year TIPS Index represents the performance of inflation-protected securities issued by the US Treasury. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Strategy.

A Word About Risk

Market Risk: The value of the Strategy’s assets will fluctuate as the bond market fluctuates. The value of the Strategy’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Strategy’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Strategy invests more of its assets in a particular state’s municipal securities, the Strategy is vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters. The Strategy’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The

(Disclosures, Risks and Note about Historical Performance continued on next page)

4	• AB MUNICIPAL BOND INFLATION STRATEGY

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Strategy may be subject to a heightened risk of rising interest rates as the current period of historically low rates is beginning to end and rates have begun rising. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Strategy’s assets can decline as can the value of the Strategy’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Strategy, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: To the extent the Strategy uses leveraging techniques, such as TOBs, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Strategy’s investments.

Liquidity Risk: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Strategy. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of Strategy shares. Over recent years liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

Management Risk: The Strategy is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

(Disclosures, Risks and Note about Historical Performance continued on next page)

AB MUNICIPAL BOND INFLATION STRATEGY •	5

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

These risks are fully discussed in the Strategy’s prospectus. As with all investments, you may lose money by investing in the Strategy.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Strategy will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. For Class 1 shares click on “Private Clients”, then “Investments”, then “Stocks” or “Bonds”, then “Mutual Fund Performance at a Glance”.

All fees and expenses related to the operation of the Strategy have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Strategy’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 3.00% maximum front-end sales charge for Class A shares; and a 1% 1-year contingent deferred sales charge for Class C shares. Class 1 and 2 shares do not carry sales charges. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

6	• AB MUNICIPAL BOND INFLATION STRATEGY

Disclosures and Risks

HISTORICAL PERFORMANCE

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED OCTOBER 31, 2016 (unaudited)	NAV Returns
	6 Months	12 Months
AB Municipal Bond Inflation Strategy
Class 1*	0.68%	3.58%

Class 2*	0.74%	3.58%

Class A	0.60%	3.38%

Class C	0.22%	2.61%

Advisor Class Shares†	0.82%	3.74%

Bloomberg Barclays 1-10 Year TIPS Index	1.51%	4.67%

Lipper Intermediate Municipal Debt Funds Average	0.39%	3.33%

*    Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to large Bernstein Global Wealth Management private client accounts and the Adviser’s institutional clients or through other limited arrangements.

†     Please note that Advisor Class shares are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategy.

See Disclosures, Risks and Note about Historical Performance on pages 4-6.

(Historical Performance continued on next page)

AB MUNICIPAL BOND INFLATION STRATEGY •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY 1/26/10* TO 10/31/16 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB Municipal Bond Inflation Strategy Class A shares (from 1/26/10* to 10/31/16) as compared to the performance of its benchmark. The chart reflects the deduction of the maximum 3.00% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: 1/26/2010.

See Disclosures, Risks and Note about Historical Performance on pages 4-6.

(Historical Performance continued on next page)

8	• AB MUNICIPAL BOND INFLATION STRATEGY

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2016 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields*

Class 1 Shares†			0.96%
1 Year	3.58%	3.58%
5 Years	1.59%	1.59%
Since Inception‡	2.09%	2.09%

Class 2 Shares†			1.06%
1 Year	3.58%	3.58%
5 Years	1.67%	1.67%
Since Inception‡	2.18%	2.18%

Class A Shares			0.78%
1 Year	3.38%	0.31%
5 Years	1.39%	0.77%
Since Inception‡	1.90%	1.44%

Class C Shares			0.07%
1 Year	2.61%	1.61%
5 Years	0.66%	0.66%
Since Inception‡	1.18%	1.18%

Advisor Class Shares^			1.05%
1 Year	3.74%	3.74%
5 Years	1.70%	1.70%
Since Inception‡	2.20%	2.20%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 0.67%, 0.57%, 0.87%, 1.61% and 0.61% for Class 1, Class 2, Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios to 0.60%, 0.50%, 0.75%, 1.50% and 0.50% for Class 1, Class 2, Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated prior to January 29, 2017 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2016.

†	Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to large Bernstein Global Wealth Management private client accounts and the Adviser’s institutional clients or through other limited arrangements.

‡	Inception date: 1/26/2010.

^	Advisor Class shares are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that Advisor Class shares are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategy.

See Disclosures, Risks and Note about Historical Performance on pages 4-6.

(Historical Performance continued on next page)

AB MUNICIPAL BOND INFLATION STRATEGY •	9

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2016 (unaudited)
SEC Returns (reflects applicable sales charges)

Class 1 Shares*
1 Year	4.29%
5 Years	1.54%
Since Inception†	2.07%

Class 2 Shares*
1 Year	4.40%
5 Years	1.65%
Since Inception†	2.17%

Class A Shares
1 Year	1.07%
5 Years	0.75%
Since Inception†	1.43%

Class C Shares
1 Year	2.41%
5 Years	0.64%
Since Inception†	1.17%

Advisor Class Shares‡
1 Year	4.35%
5 Years	1.63%
Since Inception†	2.17%

*	Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to large Bernstein Global Wealth Management private client accounts and the Adviser’s institutional clients or through other limited arrangements.

†	Inception date: 1/26/2010.

‡	Advisor Class shares are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that Advisor Class shares are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategy.

See Disclosures, Risks and Note about Historical Performance on pages 4-6.

10	• AB MUNICIPAL BOND INFLATION STRATEGY

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

AB MUNICIPAL BOND INFLATION STRATEGY •	11

Fund Expenses

FUND EXPENSES

(unaudited)

	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,006.00	$3.78	0.75%
Hypothetical**	$1,000	$1,021.37	$3.81	0.75%
Class C
Actual	$1,000	$1,002.20	$7.55	1.50%
Hypothetical**	$1,000	$1,017.60	$7.61	1.50%
Advisor Class
Actual	$1,000	$1,008.20	$2.52	0.50%
Hypothetical**	$1,000	$1,022.62	$2.54	0.50%
Class 1
Actual	$1,000	$1,006.80	$3.03	0.60%
Hypothetical**	$1,000	$1,022.12	$3.05	0.60%
Class 2
Actual	$1,000	$1,007.40	$2.52	0.50%
Hypothetical**	$1,000	$1,022.62	$2.54	0.50%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

12	• AB MUNICIPAL BOND INFLATION STRATEGY

Fund Expenses

PORTFOLIO SUMMARY

October 31, 2016 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $703.9

*	All data are as of October 31, 2016. The Strategy’s quality rating breakdown is expressed as a percentage of the Strategy’s total investments in municipal securities and may vary over time. The Strategy also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the Standard & Poor’s Ratings Services (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Strategy considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies, including when there is a split rating. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the Pre-refunded category includes bonds which are secured by US government securities and therefore are deemed high-quality investment-grade by the Adviser. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

AB MUNICIPAL BOND INFLATION STRATEGY •	13

Portfolio Summary

PORTFOLIO OF INVESTMENTS

October 31, 2016

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 101.6%
Long-Term Municipal Bonds – 101.6%
Alabama – 1.3%
Alabama Special Care Facilities Financing Authority-Birmingham AL (Children’s Hospital of Alabama Obligated Group (The)) Series 2015 5.00%, 6/01/28	$3,905	$4,657,767
County of Jefferson AL Sewer Revenue Series 2013D 5.00%, 10/01/18	1,825	1,926,069
Infirmary Health System Special Care Facilities Financing Authority of Mobile Series 2016A 5.00%, 2/01/25	2,110	2,519,804

		9,103,640

Alaska – 0.1%
Alaska Industrial Development & Export Authority Series 2010A 5.00%, 4/01/17	400	406,712

Arizona – 2.7%
Arizona State University COP Series 2013A 5.00%, 9/01/19-9/01/22	8,345	9,700,248
City of Phoenix Civic Improvement Corp. Series 2011 5.00%, 7/01/26	3,330	3,865,764
County of Pima AZ Sewer System Revenue AGM Series 2010 5.00%, 7/01/21 (Pre-refunded/ETM)	630	716,701
5.00%, 7/01/21	1,135	1,293,832
Salt River Project Agricultural Improvement & Power District Series 2011A 5.00%, 12/01/24	3,140	3,719,236

		19,295,781

Arkansas – 0.0%
City of Fort Smith AR Sales & Use Tax Revenue Series 2012 2.375%, 5/01/27	25	25,000

14	• AB MUNICIPAL BOND INFLATION STRATEGY

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

California – 3.2%
San Francisco City & County Airport Comm-San Francisco International Airport (San Francisco Intl Airport) Series 2010C 5.00%, 5/01/19	$450	$494,820
NATL Series 2006-32F 5.25%, 5/01/18	290	308,954
State of California Series 2011 5.00%, 10/01/20	5,000	5,746,500
Series 2012 5.00%, 9/01/20	9,305	10,665,205
Series 2014 5.00%, 8/01/22-5/01/25	4,250	5,204,147

		22,419,626

Colorado – 4.3%
City & County of Denver CO Airport System Revenue (Denver Intl Airport) Series 2010A 5.00%, 11/15/23	375	430,620
Series 2012A 5.00%, 11/15/24(a)	10,395	12,243,127
5.00%, 11/15/25	3,000	3,514,680
Denver City & County School District No 1 Series 2014B 5.00%, 12/01/23(a)	4,730	5,837,671
Denver Urban Renewal Authority (Stapleton Development Corp.) Series 2013A 5.00%, 12/01/19-12/01/22	5,655	6,470,132
Plaza Metropolitan District No 1 Series 2013 5.00%, 12/01/20(b)	1,310	1,444,485
Regional Transportation District (Denver Transit Partners LLC) Series 2010 5.25%, 7/15/24	440	484,783

		30,425,498

Connecticut – 0.8%
State of Connecticut (State of Connecticut SRF) Series 2013A 5.00%, 3/01/24	4,360	5,292,517

AB MUNICIPAL BOND INFLATION STRATEGY •	15

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Florida – 9.4%
Citizens Property Insurance Corp. Series 2012A 5.00%, 6/01/22	$7,315	$8,654,157
City of Jacksonville FL (City of Jacksonville FL Sales Tax) Series 2011 5.00%, 10/01/20	1,720	1,959,785
City of Jacksonville FL (City of Jacksonville FL Transit Sales Tax) Series 2012A 5.00%, 10/01/23-10/01/26	10,190	12,105,289
City of Tampa FL Water & Wastewater System Revenue Series 2011 5.00%, 10/01/26	1,565	1,833,100
County of Miami-Dade FL (County of Miami-Dade FL Non-Ad Valorem) Series 2015A 5.00%, 6/01/23-6/01/27	18,500	22,405,826
County of Miami-Dade FL Spl Tax Series 2012A 5.00%, 10/01/23	1,500	1,746,045
Florida Department of Environmental Protection Series 2011B 5.00%, 7/01/20	3,775	4,284,361
Series 2013A 5.00%, 7/01/18-7/01/19	3,905	4,238,831
Florida Municipal Power Agency Series 2011B 5.00%, 10/01/23	2,890	3,379,075
Series 2015B 5.00%, 10/01/23	1,500	1,820,370
Florida State Board of Education (State of Florida) Series 2015B 5.00%, 6/01/21	1,725	2,016,956
Martin County Industrial Development Authority (Indiantown Cogeneration LP) Series 2013 4.20%, 12/15/25	1,900	1,983,505

		66,427,300

Georgia – 1.0%
Cherokee County Board of Education Series 2014B 5.00%, 8/01/20	1,000	1,141,480

16	• AB MUNICIPAL BOND INFLATION STRATEGY

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

City of Atlanta Department of Aviation (Hartsfield Jackson Atlanta Intl Airport) Series 2010B 5.00%, 1/01/18	$2,500	$2,619,600
Municipal Electric Authority of Georgia Series 2011A 5.00%, 1/01/21	3,045	3,502,542

		7,263,622

Illinois – 4.9%
Chicago O’Hare International Airport Series 2011B 5.00%, 1/01/17	1,930	1,943,221
Series 2015B 5.00%, 1/01/29	5,000	5,933,700
Chicago O’Hare International Airport (Chicago O’Hare International Airport Customer Facility Charge) Series 2013 5.25%, 1/01/23	2,500	2,926,025
5.50%, 1/01/25	2,250	2,635,942
Illinois Finance Authority (Presence Health Network Obligated Group) Series 2016C 5.00%, 2/15/20-2/15/24	6,355	6,997,417
Springfield Metropolitan Sanitation District Series 2011A 5.00%, 1/01/21	2,170	2,438,798
State of Illinois Series 2006A 5.00%, 6/01/19	1,040	1,099,686
Series 2010 5.00%, 1/01/18	500	515,540
Series 2013A 5.00%, 4/01/20	4,030	4,315,082
Series 2014 5.00%, 5/01/30	4,180	4,490,365
State of Illinois (State of Illinois Sales Tax) Series 2010 5.00%, 6/15/17	1,450	1,486,743

		34,782,519

Indiana – 0.8%
Indiana Municipal Power Agency Series 2011A 5.00%, 1/01/20-1/01/23	4,965	5,623,070

AB MUNICIPAL BOND INFLATION STRATEGY •	17

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Kentucky – 1.2%
Kentucky Municipal Power Agency NATL Series 2015A 5.00%, 9/01/22-9/01/23	$4,875	$5,713,279
Kentucky Turnpike Authority Series 2012A 5.00%, 7/01/25	2,275	2,683,908

		8,397,187

Louisiana – 1.5%
State of Louisiana Gasoline & Fuels Tax Revenue Series 2012A 5.00%, 5/01/27	9,085	10,695,407

Maryland – 6.1%
State of Maryland Series 2014B 5.00%, 8/01/20	10,165	11,627,235
5.00%, 8/01/21(a)	26,600	31,287,984

		42,915,219

Massachusetts – 4.7%
Commonwealth of Massachusetts AGM Series 2006C 1.945%, 11/01/19(c)	9,575	9,661,941
NATL Series 2000E 0.525%, 12/01/30(d)	4,525	4,085,066
Commonwealth of Massachusetts (Commonwealth of Massachusetts Fuel Tax) AGM Series 2005A 3.33%, 6/01/20(c)	3,000	3,116,970
Massachusetts Bay Transportation Authority (Massachusetts Bay Transportation Authority Sales Tax) Series 2004B 5.25%, 7/01/21	3,330	3,946,183
Massachusetts Clean Water Trust (The) (Massachusetts Water Pollution Abatement Trust (The) SRF) Series 2006 2.96%, 8/01/22(c)	3,240	3,360,528
Massachusetts School Building Authority (Massachusetts School Building Authority Sales Tax) Series 2012A 5.00%, 8/15/23	2,475	2,974,381

18	• AB MUNICIPAL BOND INFLATION STRATEGY

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Metropolitan Boston Transit Parking Corp. Series 2011 5.00%, 7/01/22-7/01/25	$5,025	$5,861,704

		33,006,773

Michigan – 3.2%
City of Detroit MI Sewage Disposal System Revenue (Great Lakes Water Authority Sewage Disposal System) Series 2012A 5.00%, 7/01/21	3,750	4,269,713
Michigan Finance Authority (City of Detroit MI) Series 2016C 5.00%, 4/01/26-4/01/27	2,735	3,274,874
Michigan Finance Authority (Great Lakes Water Authority Water Supply System) AGM Series 2014D2 5.00%, 7/01/24	10,545	12,673,508
Michigan Finance Authority (Henry Ford Health System Obligated Group) Series 2016 5.00%, 11/15/31	1,785	2,094,001

		22,312,096

Minnesota – 1.2%
Minnesota Higher Education Facilities Authority (Gustavus Adolphus College) Series 2010B 5.00%, 10/01/21	1,295	1,426,741
State of Minnesota Series 2015D 5.00%, 8/01/18	6,715	7,192,772

		8,619,513

Mississippi – 0.6%
Mississippi Development Bank (State of Mississippi DOT Lease) Series 2013 5.00%, 1/01/19	1,500	1,626,930
Series 2013A 5.00%, 1/01/19	1,000	1,084,620
Mississippi Hospital Equipment & Facilities Authority (Baptist Memorial Health Care Obligated Group) Series 2016A 5.00%, 9/01/36	1,500	1,701,690

		4,413,240

AB MUNICIPAL BOND INFLATION STRATEGY •	19

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Missouri – 0.5%
City of Springfield MO Public Utility Revenue Series 2012 5.00%, 12/01/17	$1,390	$1,453,287
Lees Summit Industrial Development Authority (John Knox Village Obligated Group) Series 2016A 5.00%, 8/15/36(e)	1,675	1,751,279

		3,204,566

Nevada – 1.6%
City of Reno NV Series 2013A 5.00%, 6/01/19	1,000	1,093,490
Series 2013B 5.00%, 6/01/19	2,210	2,416,613
County of Clark Department of Aviation (Las Vegas-McCarran International Airport) Series 2010D 5.00%, 7/01/21-7/01/22	775	866,450
Las Vegas Valley Water District Series 2015A 5.00%, 6/01/20	1,500	1,700,145
Series 2015B 5.00%, 12/01/20	4,250	4,890,772

		10,967,470

New Jersey – 3.6%
Morris-Union Jointure Commission COP AGM Series 2013 5.00%, 8/01/17	2,340	2,405,848
New Jersey Economic Development Authority Series 2010DD-1 5.00%, 12/15/17 (Pre-refunded/ETM)	460	481,275
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2010DD-1 5.00%, 12/15/17	20	20,840
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 6/15/29(e)	1,375	1,534,995
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2013A 5.00%, 6/15/20	10,000	10,935,200

20	• AB MUNICIPAL BOND INFLATION STRATEGY

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New Jersey Turnpike Authority Series 2013A 5.00%, 1/01/23	$1,800	$2,161,188
Series 2014A 5.00%, 1/01/28	4,785	5,807,411
Series 2014C 5.00%, 1/01/23	1,590	1,909,049

		25,255,806

New York – 18.1%
City of New York NY Series 2011A 5.00%, 8/01/23	4,250	4,964,765
Series 2014J 5.00%, 8/01/21	6,100	7,122,848
Metropolitan Transportation Authority Series 2012C 5.00%, 11/15/24-11/15/25	9,065	10,881,009
Series 2012F 5.00%, 11/15/26	3,635	4,352,331
Series 2013A 5.00%, 11/15/26	2,300	2,747,028
Series 2013E 5.00%, 11/15/25	8,510	10,288,930
New York City Municipal Water Finance Authority Series 2011HH 5.00%, 6/15/26	3,875	4,528,635
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2012B 5.00%, 11/01/26	6,830	8,212,938
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2011C 5.00%, 3/15/25	3,000	3,496,050
Series 2012A 5.00%, 12/15/22(a)	14,610	17,654,140
Series 2012B 5.00%, 3/15/20	7,900	8,904,248
Series 2014A 5.00%, 2/15/28	6,565	7,997,877
New York State Energy Research & Development Authority (Consolidated Edison Co. of New York, Inc.) AMBAC Series 2001A 1.365%, 5/01/34(d)	3,500	3,199,112

AB MUNICIPAL BOND INFLATION STRATEGY •	21

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York State Environmental Facilities Corp. (New York City Municipal Water Finance Authority) Series 2011 5.00%, 6/15/25	$3,000	$3,523,740
New York State Thruway Authority (New York State Thruway Authority Ded Tax) Series 2012A 5.00%, 4/01/21	17,025	19,820,165
Triborough Bridge & Tunnel Authority Series 2012B 5.00%, 11/15/19	4,360	4,872,823
Series 2013B 5.00%, 11/15/20	4,100	4,718,608

		127,285,247

North Carolina – 2.3%
North Carolina Eastern Municipal Power Agency Series 2012B 5.00%, 1/01/21 (Pre-refunded/ETM)	6,700	7,762,821
State of North Carolina (State of North Carolina Fed Hwy Grant) Series 2015 5.00%, 3/01/26	6,710	8,195,124

		15,957,945

Ohio – 1.4%
American Municipal Power, Inc. Series 2016A 5.00%, 2/15/36	5,000	5,813,600
City of Cleveland OH Airport System Revenue AGM Series 2016B 5.00%, 1/01/23-1/01/24	2,585	3,078,219
City of Cleveland OH COP Series 2010A 5.00%, 11/15/17	700	728,196

		9,620,015

Oregon – 1.7%
Deschutes County Administrative School District No 1 Bend-La Pine Series 2013 5.00%, 6/15/20	5,180	5,900,227
Deschutes County Hospital Facilities Authority (St Charles Health Systems, Inc.) Series 2016A 4.00%, 1/01/33	1,000	1,085,390

22	• AB MUNICIPAL BOND INFLATION STRATEGY

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Tri-County Metropolitan Transportation District of Oregon Series 2011A 5.00%, 10/01/25	$4,605	$5,329,827

		12,315,444

Pennsylvania – 5.0%
Allegheny County Sanitary Authority AGM Series 2011 5.00%, 6/01/19	2,250	2,465,753
City of Philadelphia PA Water & Wastewater Revenue AGM Series 2010A 5.00%, 6/15/18	550	585,277
Commonwealth of Pennsylvania Series 2014 5.00%, 7/01/17	5,000	5,141,200
Montgomery County Industrial Development Authority/PA Series 2010 5.00%, 8/01/19 (Pre-refunded/ETM)	475	525,754
Moon Industrial Development Authority (Baptist Home Society Obligated Group) Series 2015 5.125%, 7/01/25	2,060	2,272,530
Pennsylvania Economic Development Financing Authority (Commonwealth of Pennsylvania Unemployment) Series 2012A 5.00%, 1/01/19	3,085	3,352,284
Series 2012B 5.00%, 7/01/21	7,550	7,908,474
School District of Philadelphia (The) Series 2011E 5.25%, 9/01/22	1,800	1,993,446
Series 2016F 5.00%, 9/01/34(e)	5,000	5,529,600
State Public School Building Authority (School District of Philadelphia (The)) Series 2012 5.00%, 4/01/23-4/01/26	5,150	5,726,827

		35,501,145

Puerto Rico – 0.5%
Puerto Rico Electric Power Authority NATL Series 2002 5.00%, 7/01/19	3,400	3,600,260

AB MUNICIPAL BOND INFLATION STRATEGY •	23

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

South Carolina – 0.4%
Renewable Water Resources Series 2012 5.00%, 1/01/24	$2,570	$3,013,685

Tennessee – 0.4%
Metropolitan Government of Nashville & Davidson County TN Series 2012 5.00%, 7/01/23 (Pre-refunded/ETM)	455	545,213
5.00%, 7/01/23	1,930	2,310,326

		2,855,539

Texas – 7.6%
Austin Community College District Public Facility Corp. Series 2015 5.00%, 8/01/19	1,000	1,099,700
Birdville Independent School District Series 2015B 5.00%, 2/15/22	3,825	4,538,822
Central Texas Regional Mobility Authority Series 2015B 5.00%, 1/01/45	2,085	2,311,723
City of Corpus Christi TX Utility System Revenue Series 2012 5.00%, 7/15/21	5,675	6,589,810
City of Garland TX Series 2010 5.00%, 2/15/26	500	560,270
City of Houston TX Airport System Revenue Series 2011A 5.00%, 7/01/19	2,105	2,301,649
City of Houston TX Combined Utility System Revenue Series 2011D 5.00%, 11/15/27	2,735	3,203,177
City of Lubbock TX Series 2013 5.00%, 2/15/19	1,740	1,895,051
Conroe Independent School District Series 2011 5.00%, 2/15/24-2/15/26	6,240	7,014,803
Harris County-Houston Sports Authority Series 2014A 5.00%, 11/15/21	4,220	4,951,368
New Hope Cultural Education Facilities Finance Corp. (MRC Crestview) Series 2016 5.00%, 11/15/36	1,000	1,114,890

24	• AB MUNICIPAL BOND INFLATION STRATEGY

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New Hope Cultural Education Facilities Finance Corp. (The Langford at College Station) Series 2016B2 3.00%, 11/15/21(e)	$800	$799,528
New Hope Cultural Education Facilities Finance Corp. (Westminster Manor) Series 2016 5.00%, 11/01/31	1,000	1,124,950
North Texas Tollway Authority (North Texas Tollway Authority Special Projects System) Series 2011D 5.25%, 9/01/26	3,625	4,274,238
Rockwall Independent School District Series 2013 5.00%, 2/15/19(a)	3,280	3,574,610
San Antonio Independent School District/TX Series 2011 5.00%, 8/15/26	1,710	1,971,972
Spring Branch Independent School District Series 2014B 5.00%, 2/01/21	3,485	4,040,753
Tarrant County Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community, Inc.) Series 2015I 5.25%, 11/15/35	900	985,293
University of Texas System (The) Series 2010A 5.00%, 8/15/22	1,070	1,203,814

		53,556,421

Virginia – 1.0%
Fairfax County Economic Development Authority Series 2011 5.00%, 4/01/25 (Pre-refunded/ETM)	2,000	2,261,860
5.00%, 4/01/26 (Pre-refunded/ETM)	4,000	4,523,720

		6,785,580

Washington – 8.4%
Central Puget Sound Regional Transit Authority Series 2012P 5.00%, 2/01/23-2/01/25	7,815	9,298,363

AB MUNICIPAL BOND INFLATION STRATEGY •	25

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Chelan County Public Utility District No 1 Series 2011B 5.50%, 7/01/25	$3,305	$3,868,668
City of Seattle WA Series 2015A 5.00%, 6/01/19	9,770	10,775,138
City of Seattle WA Municipal Light & Power Revenue Series 2015A 5.00%, 5/01/18	2,070	2,197,947
City of Tacoma WA Electric System Revenue Series 2013A 5.00%, 1/01/19-1/01/20	4,000	4,423,850
Energy Northwest (Bonneville Power Administration) Series 2011A 5.00%, 7/01/18	680	726,322
Series 2012A 5.00%, 7/01/19	4,200	4,642,386
Port of Seattle WA Series 2013 5.00%, 7/01/24	4,820	5,760,623
State of Washington Series 2009-2010B 5.00%, 1/01/22	710	795,782
Series 2015R 5.00%, 7/01/26	13,325	16,422,529

		58,911,608

Wisconsin – 2.1%
Wisconsin Department of Transportation Series 20131 5.00%, 7/01/23-7/01/24	12,000	14,676,860

Total Municipal Obligations (cost $681,714,294)		714,932,311

GOVERNMENTS – TREASURIES – 1.8%
United States – 1.8%
U.S. Treasury Notes 0.625%, 8/31/17(a)	6,200	6,197,092
1.625%, 11/30/20(a)	6,632	6,736,142

Total Governments – Treasuries (cost $12,887,219)		12,933,234

26	• AB MUNICIPAL BOND INFLATION STRATEGY

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

CORPORATES – INVESTMENT GRADE – 1.8%
Financial Institutions – 1.8%
Banking – 1.8%
Capital One Bank USA NA 1.20%, 2/13/17	$8,300	$8,299,303
Morgan Stanley Series G 5.45%, 1/09/17	4,030	4,062,868

Total Corporates – Investment Grade (cost $12,363,697)		12,362,171

	Shares
SHORT-TERM INVESTMENTS – 2.1%
Investment Companies – 2.1%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.26%(f)(g) (cost $14,944,940)	14,944,940	14,944,940

Total Investments – 107.3% (cost $721,910,150)		755,172,656
Other assets less liabilities – (7.3)%		(51,281,327)

Net Assets – 100.0%		$703,891,329

INFLATION (CPI) SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	$25,000	9/02/20	1.548%	CPI#	$179,554
Barclays Bank PLC	6,000	2/26/17	2.370%	CPI#	(398,237)
Barclays Bank PLC	3,000	7/19/17	2.038%	CPI#	(91,678)
Barclays Bank PLC	37,000	8/07/17	2.124%	CPI#	(1,318,516)
Barclays Bank PLC	5,500	6/02/19	2.580%	CPI#	(516,834)
Barclays Bank PLC	4,000	6/15/20	2.480%	CPI#	(367,693)
Barclays Bank PLC	35,000	7/02/20	2.256%	CPI#	(2,014,371)
Barclays Bank PLC	1,500	8/04/20	2.308%	CPI#	(100,957)
Barclays Bank PLC	2,000	11/10/20	2.500%	CPI#	(172,244)
Barclays Bank PLC	1,000	5/04/21	2.845%	CPI#	(140,930)
Barclays Bank PLC	3,000	5/12/21	2.815%	CPI#	(414,525)
Barclays Bank PLC	14,000	4/03/22	2.663%	CPI#	(1,781,288)
Barclays Bank PLC	16,700	10/05/22	2.765%	CPI#	(2,163,258)
Barclays Bank PLC	25,000	8/07/24	2.573%	CPI#	(2,544,273)
Barclays Bank PLC	19,000	5/05/25	2.125%	CPI#	(492,183)
Barclays Bank PLC	5,400	3/06/27	2.695%	CPI#	(876,247)
Citibank, NA	14,000	5/30/17	2.125%	CPI#	(699,177)

AB MUNICIPAL BOND INFLATION STRATEGY •	27

Portfolio of Investments

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Citibank, NA	$11,500	6/21/17	2.153%	CPI#	$(593,755)
Citibank, NA	22,000	7/02/18	2.084%	CPI#	(850,583)
Citibank, NA	15,600	12/14/20	1.548%	CPI#	209,722
Citibank, NA	9,000	6/29/22	2.398%	CPI#	(872,959)
Citibank, NA	5,400	7/19/22	2.400%	CPI#	(509,630)
Citibank, NA	4,000	8/10/22	2.550%	CPI#	(434,192)
Citibank, NA	15,500	12/07/22	2.748%	CPI#	(2,069,508)
Citibank, NA	47,000	5/24/23	2.533%	CPI#	(4,977,291)
Citibank, NA	30,000	10/29/23	2.524%	CPI#	(2,907,036)
Citibank, NA	15,800	2/08/28	2.940%	CPI#	(3,157,918)
Deutsche Bank AG	11,000	6/20/21	2.655%	CPI#	(1,361,801)
Deutsche Bank AG	9,800	9/07/21	2.400%	CPI#	(906,878)
Deutsche Bank AG	25,000	9/02/25	1.880%	CPI#	(9,782)
JPMorgan Chase Bank, NA	1,000	7/29/20	2.305%	CPI#	(67,667)
JPMorgan Chase Bank, NA	19,000	8/17/22	2.523%	CPI#	(1,981,277)
JPMorgan Chase Bank, NA	1,400	6/30/26	2.890%	CPI#	(286,882)
JPMorgan Chase Bank, NA	3,300	7/21/26	2.935%	CPI#	(707,750)
JPMorgan Chase Bank, NA	2,400	10/03/26	2.485%	CPI#	(298,196)
JPMorgan Chase Bank, NA	5,400	11/14/26	2.488%	CPI#	(673,428)
JPMorgan Chase Bank, NA	4,850	12/23/26	2.484%	CPI#	(594,138)
JPMorgan Chase Bank, NA	21,350	2/20/28	2.899%	CPI#	(4,093,383)
JPMorgan Chase Bank, NA	12,000	3/26/28	2.880%	CPI#	(2,253,490)
Morgan Stanley Capital Services LLC	50,000	4/16/18	2.395%	CPI#	(3,067,280)
Morgan Stanley Capital Services LLC	2,000	10/14/20	2.370%	CPI#	(142,580)
Morgan Stanley Capital Services LLC	13,000	5/23/21	2.680%	CPI#	(1,595,305)
Morgan Stanley Capital Services LLC	10,000	4/16/23	2.690%	CPI#	(1,257,750)
Morgan Stanley Capital Services LLC	5,000	8/15/26	2.885%	CPI#	(1,012,579)

					$(50,386,173)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

INTEREST RATE SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank, NA	$12,700	10/26/22	1.123%	SIFMA*	$(47,244)

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

28	• AB MUNICIPAL BOND INFLATION STRATEGY

Portfolio of Investments

(a)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2016, the market value of this security amounted to $1,444,485 or 0.2% of net assets.

(c)	Variable rate coupon, rate shown as of October 31, 2016.

(d)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of October 31, 2016 and the aggregate market value of these securities amounted to $7,284,178 or 1.03% of net assets.

(e)	When-Issued or delayed delivery security.

(f)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(g)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

As of October 31, 2016, the Strategy’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 7.4% and 0.1%, respectively.

Glossary:

AGM – Assured Guaranty Municipal
AMBAC – Ambac Assurance Corporation
COP – Certificate of Participation
DOT – Department of Transportation
ETM – Escrowed to Maturity
NATL – National Interstate Corporation
SRF – State Revolving Fund

See notes to financial statements.

AB MUNICIPAL BOND INFLATION STRATEGY •	29

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

October 31, 2016

Assets
Investments in securities, at value
Unaffiliated issuers (cost $706,965,210)	$740,227,716
Affiliated issuers (cost $14,944,940)	14,944,940
Interest receivable	9,043,797
Receivable for capital stock sold	1,047,604
Unrealized appreciation on inflation swaps	389,276
Affiliated dividends receivable	1,425

Total assets	765,654,758

Liabilities
Unrealized depreciation on inflation swaps	50,775,449
Payable for investment securities purchased	9,592,549
Payable for capital stock redeemed	869,357
Advisory fee payable	240,046
Unrealized depreciation on interest rate swaps	47,244
Distribution fee payable	42,321
Administrative fee payable	17,721
Transfer Agent fee payable	10,430
Accrued expenses	168,312

Total liabilities	61,763,429

Net Assets	$703,891,329

Composition of Net Assets
Capital stock, at par	$68,543
Additional paid-in capital	726,669,565
Undistributed net investment income	70,756
Accumulated net realized loss on investment transactions	(5,746,624)
Net unrealized depreciation on investments	(17,170,911)

$703,891,329

Net Asset Value Per Share—27 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$37,345,066	3,628,876	$10.29	*

C	$10,804,880	1,051,995	$10.27

Advisor	$152,275,581	14,789,931	$10.30

1	$333,310,984	32,493,872	$10.26

2	$170,154,818	16,578,378	$10.26

*	The maximum offering price per share for Class A shares was $10.61 which reflects a sales charge of 3.00%.

See notes to financial statements.

30	• AB MUNICIPAL BOND INFLATION STRATEGY

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended October 31, 2016

Investment Income
Interest	$18,553,555
Dividends—Affiliated issuers	11,427	$18,564,982

Expenses
Advisory fee (see Note B)	3,670,729
Distribution fee—Class A	93,116
Distribution fee—Class C	116,813
Distribution fee—Class 1	355,826
Transfer agency—Class A	11,805
Transfer agency—Class C	3,809
Transfer agency—Advisor Class	51,178
Transfer agency—Class 1	21,643
Transfer agency—Class 2	10,319
Custodian	179,441
Audit and tax	85,840
Registration fees	81,576
Administrative	54,517
Legal	47,208
Printing	44,249
Directors’ fees	25,464
Miscellaneous	25,935

Total expenses	4,879,468
Less: expenses waived and reimbursed by the Adviser (see Note B)	(644,698)

Net expenses		4,234,770

Net investment income		14,330,212

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions		846,269
Swaps		(2,139,458)
Net change in unrealized appreciation/depreciation of:
Investments		6,523,473
Swaps		6,256,263

Net gain on investment transactions		11,486,547

Net Increase in Net Assets from Operations		$25,816,759

See notes to financial statements.

AB MUNICIPAL BOND INFLATION STRATEGY •	31

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2016	Year Ended October 31, 2015
Increase (Decrease) in Net Assets from Operations
Net investment income	$14,330,212	$13,923,366
Net realized loss on investment transactions	(1,293,189)	(1,449,266)
Net change in unrealized appreciation/depreciation of investments	12,779,736	(26,751,917)

Net increase (decrease) in net assets from operations	25,816,759	(14,277,817)
Dividends to Shareholders from
Net investment income
Class A	(695,439)	(729,938)
Class C	(129,987)	(119,694)
Advisor Class	(3,429,320)	(3,103,460)
Class 1	(7,315,833)	(6,702,371)
Class 2	(3,595,101)	(3,244,378)
Capital Stock Transactions
Net decrease	(95,338,279)	(43,450,132)

Total decrease	(84,687,200)	(71,627,790)
Net Assets
Beginning of period	788,578,529	860,206,319

End of period (including undistributed net investment income of $70,756 and $1,091,678, respectively)	$703,891,329	$788,578,529

See notes to financial statements.

32	• AB MUNICIPAL BOND INFLATION STRATEGY

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

October 31, 2016

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of ten portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Municipal Bond Inflation Strategy Portfolio (the “Strategy”), a diversified portfolio. The Strategy offers Class A, Class C, Advisor Class, Class 1 and Class 2 shares. Class 1 shares are sold only to the private clients of Sanford C. Bernstein & Co. LLC by its registered representatives. Class B, Class R, Class K and Class I shares have been authorized by the Strategy but are not currently being offered. Class A shares are sold with a front-end sales charge of up to 3.0% for purchases not exceeding $500,000. With respect to purchases of $500,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class, Class I, and Class 2 shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Class 1 shares are sold without an initial or contingent deferred sales charge, but are subject to ongoing distribution expenses. All nine classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Strategy is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Strategy.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

AB MUNICIPAL BOND INFLATION STRATEGY •	33

Notes to Financial Statements

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this

34	• AB MUNICIPAL BOND INFLATION STRATEGY

Notes to Financial Statements

determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Strategy may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Strategy values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Strategy may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Strategy would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Strategy. Unobservable inputs reflect the Strategy’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Strategy’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in

AB MUNICIPAL BOND INFLATION STRATEGY •	35

Notes to Financial Statements

active markets, interest rates, coupon rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Strategy’s investments by the above fair value hierarchy levels as of October 31, 2016:

Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$708,863,526		$6,068,785		$714,932,311
Governments – Treasuries		– 0	–	12,933,234		– 0	–	12,933,234
Corporates – Investment Grade		– 0	–	12,362,171		– 0	–	12,362,171
Short-Term Investments		14,944,940		– 0	–	– 0	–	14,944,940

Total Investments in Securities		14,944,940		734,158,931		6,068,785		755,172,656
Other Financial Instruments(a):
Assets:
Inflation (CPI) Swaps		– 0	–	389,276		– 0	–	389,276
Liabilities:
Inflation (CPI) Swaps		– 0	–	(50,775,449)		– 0	–	(50,775,449)
Interest Rate Swaps		– 0	–	(47,244)		– 0	–	(47,244)

Total(b)		$14,944,940		$683,725,514		$6,068,785		$704,739,239

(a)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

(b)	There were no transfers between Level 1 and Level 2 during the reporting period.

The Strategy recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

36	• AB MUNICIPAL BOND INFLATION STRATEGY

Notes to Financial Statements

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Long-Term Municipal Bonds		Total
Balance as of 10/31/15	$11,790,811		$11,790,811
Accrued discounts/(premiums)	(31,925)		(31,925)
Realized gain (loss)	21,875		21,875
Change in unrealized appreciation/depreciation	216,163		216,163
Purchases	1,323,569		1,323,569
Sales	(7,796,875)		(7,796,875)
Transfers in to Level 3	545,167		545,167
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 10/31/16	$6,068,785		$6,068,785	(a)

Net change in unrealized appreciation/depreciation from investments held as of 10/31/16(b)	$241,859		$241,859

(a)	There were de minimis transfers under 1% of net assets during the reporting period.

(b)	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Strategy. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

AB MUNICIPAL BOND INFLATION STRATEGY •	37

Notes to Financial Statements

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Taxes

It is the Strategy’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Strategy’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Strategy’s financial statements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Strategy is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Strategy amortizes premiums and accretes original issue discounts and market discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Strategy are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Strategy represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

38	• AB MUNICIPAL BOND INFLATION STRATEGY

Notes to Financial Statements

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Strategy pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Strategy’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) to .75% (.80% prior to January 30, 2015), 1.50%, .50%, .60% and .50% of the daily average net assets for the Class A, Class C, Advisor Class, Class 1 and Class 2 shares, respectively. This fee waiver and/or expense reimbursement agreement will remain in effect until January 29, 2017 and then may be extended by the Adviser for additional one-year terms. For the year ended October 31, 2016, such reimbursement/waivers amounted to $639,269.

Pursuant to the investment advisory agreement, the Strategy may reimburse the Adviser for certain legal and accounting services provided to the Strategy by the Adviser. For the year ended October 31, 2016, the reimbursement for such services amounted to $54,517.

The Strategy compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Strategy. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $49,871 for the year ended October 31, 2016.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Strategy’s shares. The Distributor has advised the Strategy that it has retained front-end sales charges of $39 from the sale of Class A shares and received $816 and $0 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended October 31, 2016.

The AB Fixed-Income Shares, Inc.—Government STIF Portfolio (the “Government STIF Portfolio”), prior to June 1, 2016, was offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and was not available for direct purchase by members of the public. Prior to June 1, 2016, the Government STIF Portfolio paid no advisory fees but did bear its own expenses. As of June 1, 2016, the Government STIF Portfolio, which was renamed “AB Government Money Market Portfolio” (the “Government Money Market Portfolio”), has a contractual advisory fee rate of .20% and continues

AB MUNICIPAL BOND INFLATION STRATEGY •	39

Notes to Financial Statements

to bear its own expenses. In connection with the investment by the Strategy in the Government Money Market Portfolio, the Adviser has agreed to waive its advisory fee from the Strategy in an amount equal to the Strategy’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Strategy as an acquired fund fee and expense. For the year ended October 31, 2016, such waiver amounted to $5,429. A summary of the Strategy’s transactions in shares of the Government Money Market Portfolio for the year ended October 31, 2016 is as follows:

Market Value 10/31/15 (000)			Purchases at Cost (000)	Sales Proceeds (000)	Market Value 10/31/16 (000)	Dividend Income (000)
$	– 0	–	$153,107	$138,162	$14,945	$11

NOTE C

Distribution Services Agreement

The Strategy has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Strategy pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Strategy’s average daily net assets attributable to Class A shares, 1% of the Strategy’s average daily net assets attributable to Class C shares and .10% of the Strategy’s average daily net assets attributable to Class 1 shares. There are no distribution and servicing fees on the Advisor Class and Class 2 shares. Effective January 30, 2015, payments under the Agreement in respect of Class A shares are limited to an annual rate of .25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Strategy’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Strategy in the amount of $353,773 and $1,637,966 for Class C and Class 1 shares, respectively. While such costs may be recovered from the Strategy in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Strategy’s shares.

40	• AB MUNICIPAL BOND INFLATION STRATEGY

Notes to Financial Statements

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2016 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$48,937,797	$107,557,167
U.S. government securities	19,184,238	12,501,589

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding swap transactions) are as follows:

Cost	$721,910,150

Gross unrealized appreciation	$34,103,336
Gross unrealized depreciation	(840,830)

Net unrealized appreciation	$33,262,506

1. Derivative Financial Instruments

The Strategy may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivative utilized by the Strategy, as well as the methods in which they may be used are:

•	Swaps

The Strategy may enter into swaps to hedge its exposure to interest rates or credit risk. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Strategy in accordance with the terms of the respective swaps to provide value and recourse to the Strategy or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Strategy, and/or the termination value at the end of the contract. Therefore, the Strategy considers the creditworthiness of each counterparty to a swap in evaluating

AB MUNICIPAL BOND INFLATION STRATEGY •	41

Notes to Financial Statements

potential counterparty risk. This risk is mitigated by having a netting arrangement between the Strategy and the counterparty and by the posting of collateral by the counterparty to the Strategy to cover the Strategy’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Strategy accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Inflation (CPI) Swaps:

Inflation swaps are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of the Strategy against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.

During the year ended October 31, 2016, the Strategy held inflation (CPI) swaps for hedging purposes.

Interest Rate Swaps:

The Strategy is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Strategy holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Strategy may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Strategy may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

42	• AB MUNICIPAL BOND INFLATION STRATEGY

Notes to Financial Statements

In addition, the Strategy may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Strategy anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Strategy with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Strategy receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended October 31, 2016, the Strategy held interest rate swaps for hedging purposes.

The Strategy typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Strategy typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Strategy and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Strategy’s net liability, held by the defaulting party, may be delayed or denied.

The Strategy’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Strategy decline below specific levels (“net asset contingent features”). If

AB MUNICIPAL BOND INFLATION STRATEGY •	43

Notes to Financial Statements

these levels are triggered, the Strategy’s counterparty has the right to terminate such transaction and require the Strategy to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

During the year ended October 31, 2016, the Strategy had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts			Unrealized depreciation on interest rate swaps	$47,244

Interest rate contracts	Unrealized appreciation on inflation swaps	$389,276	Unrealized depreciation on inflation swaps	50,775,449

Total		$389,276		$50,822,693

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(2,139,458)	$6,256,263

Total		$(2,139,458)	$6,256,263

The following table represents the average monthly volume of the Strategy’s derivative transactions during the year ended October 31, 2016:

Interest Rate Swaps:
Average notional amount	$19,807,692
Inflation Swaps:
Average notional amount	$605,061,538

For financial reporting purposes, the Strategy does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

44	• AB MUNICIPAL BOND INFLATION STRATEGY

Notes to Financial Statements

All derivatives held at period end were subject to netting arrangements. The following table presents the Strategy’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/pledged by the Strategy as of October 31, 2016:

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
OTC Derivatives:
Bank of America, NA	$179,554	$	– 0	–	$	– 0	–	$	– 0	–		$179,554
Citibank, NA	209,722		(209,722)			– 0	–		– 0	–		– 0	–

Total	$389,276		$(209,722)		$	– 0	–	$	– 0	–		$179,554	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset			Cash Collateral Pledged			Security Collateral Pledged*			Net Amount of Derivatives Liabilities
OTC Derivatives:
Barclays Bank PLC	$13,393,234	$	– 0	–	$	– 0	–		$(13,393,234)		$	– 0	–
Citibank, NA	17,072,049		(209,722)			– 0	–		(16,862,327)			– 0	–
Deutsche Bank AG	2,278,461		– 0	–		– 0	–		(2,278,461)			– 0	–
JPMorgan Chase Bank, NA	11,003,455		– 0	–		– 0	–		(11,003,455)			– 0	–
Morgan Stanley Capital Services LLC	7,075,494		– 0	–		– 0	–		(7,075,494)			– 0	–

Total	$50,822,693		$(209,722)		$	– 0	–		$(50,612,971)		$	– 0	–^

*	The actual collateral received/pledged is more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

AB MUNICIPAL BOND INFLATION STRATEGY •	45

Notes to Financial Statements

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for Class A, Class C, Advisor Class, Class 1 and Class 2 were as follows:

	Shares		Amount
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015

Class A
Shares sold	612,904	574,262	$6,270,343	$5,854,217

Shares issued in reinvestment of dividends and distributions	47,816	50,831	487,459	519,144

Shares redeemed	(1,087,170)	(2,298,134)	(11,086,129)	(23,438,197)

Net decrease	(426,450)	(1,673,041)	$(4,328,327)	$(17,064,836)

Class C
Shares sold	74,599	72,666	$760,864	$748,781

Shares issued in reinvestment of dividends and distributions	9,167	9,189	93,308	93,690

Shares redeemed	(331,629)	(778,319)	(3,381,118)	(7,932,614)

Net decrease	(247,863)	(696,464)	$(2,526,946)	$(7,090,143)

Advisor Class
Shares sold	1,850,768	5,702,013	$18,907,336	$58,371,560

Shares issued in reinvestment of dividends and distributions	235,187	206,101	2,399,197	2,103,606

Shares redeemed	(4,229,484)	(6,633,298)	(43,229,628)	(67,756,331)

Net decrease	(2,143,529)	(725,184)	$(21,923,095)	$(7,281,165)

Class 1
Shares sold	3,544,601	6,726,352	$36,078,979	$68,580,370

Shares issued in reinvestment of dividends and distributions	565,721	508,639	5,749,029	5,176,475

Shares redeemed	(9,837,890)	(8,073,275)	(100,065,872)	(82,131,654)

Net decrease	(5,727,568)	(838,284)	$(58,237,864)	$(8,374,809)

46	• AB MUNICIPAL BOND INFLATION STRATEGY

Notes to Financial Statements

	Shares		Amount
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015

Class 2
Shares sold	2,818,891	3,789,659	$28,753,538	$38,748,186

Shares issued in reinvestment of dividends and distributions	246,291	221,546	2,505,442	2,255,832

Shares redeemed	(3,889,115)	(4,381,725)	(39,581,027)	(44,643,197)

Net decrease	(823,933)	(370,520)	$(8,322,047)	$(3,639,179)

NOTE F

Risks Involved in Investing in the Strategy

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Strategy’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Strategy invests more of its assets in a particular state’s municipal securities, the Strategy may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters. The Strategy’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

The Strategy may invest in the municipal securities of Puerto Rico and other U.S. territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income

AB MUNICIPAL BOND INFLATION STRATEGY •	47

Notes to Financial Statements

taxes. These municipal securities may have more risks than those of other U.S. issuers of municipal securities. Like many U.S. states and municipalities, Puerto Rico experienced a significant downturn during the recession. Puerto Rico’s downturn was particularly severe, and Puerto Rico continues to face a very challenging economic and fiscal environment. Municipal securities issued by Puerto Rico issuers have extremely low ratings by the credit rating organizations. More recently Puerto Rico has defaulted on its debt payments, and if the general economic situation in Puerto Rico persists, the volatility and credit quality of Puerto Rican municipal securities will continue to be adversely affected, and the market for such securities may experience continued volatility. In addition, Puerto Rico’s difficulties have resulted in increased volatility in portions of the broader municipal securities market from time to time, and this may recur in the future.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Strategy may be subject to a heightened risk of rising interest rates as the current period of historically low rates is beginning to end and rates have begun rising. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Strategy’s assets can decline as can the value of the Strategy’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Derivatives Risk—The Strategy may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Strategy, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

48	• AB MUNICIPAL BOND INFLATION STRATEGY

Notes to Financial Statements

Leverage Risk—When the Strategy borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Strategy’s investments. The Strategy may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of derivative instruments by the Strategy, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Strategy than if the Strategy were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Liquidity Risk—Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Strategy. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of fund shares. Over recent years liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

Indemnification Risk—In the ordinary course of business, the Strategy enters into contracts that contain a variety of indemnifications. The Strategy’s maximum exposure under these arrangements is unknown. However, the Strategy has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Strategy has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Strategy, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Strategy did not utilize the Facility during the year ended October 31, 2016.

AB MUNICIPAL BOND INFLATION STRATEGY •	49

Notes to Financial Statements

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2016 and October 31, 2015 were as follows:

	2016		2015
Distributions paid from:
Ordinary income	$423,254		$456,565
Long-term capital gains	– 0	–	– 0	–

Total taxable distributions	423,254		456,565
Tax-exempt distributions	14,742,426		13,443,276

Total distributions paid	$15,165,680		$13,899,841

As of October 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed tax-exempt income	$70,147
Accumulated capital and other losses	(5,746,624	)(a)
Unrealized appreciation/(depreciation)	(17,170,302	)(b)

Total accumulated earnings/(deficit)	$(22,846,779)

(a)	As of October 31, 2016, the Strategy had a net capital loss carryforward of $5,746,624.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax treatment of swaps.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2016, the Strategy had a net short-term capital loss carryforward of $344,563 and a net long-term capital loss carryforward of $5,402,061 which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to the tax treatment of swaps, resulted in a net decrease in undistributed net investment income and a net decrease in accumulated net realized loss on investment and foreign currency transactions. These reclassifications had no effect on net assets.

NOTE I

New Accounting Pronouncements

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2015-07 (the “ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to

50	• AB MUNICIPAL BOND INFLATION STRATEGY

Notes to Financial Statements

make certain disclosures for investments that are eligible to be measured at fair value using the net asset value per share practical expedient but do not utilize that practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. Management has evaluated the implications of these changes and there will be no impact to the financial statements.

NOTE J

Other

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the financial statements and related disclosures.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Strategy’s financial statements through this date.

AB MUNICIPAL BOND INFLATION STRATEGY •	51

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended October 31,
2016	2015	2014	2013	2012

Net asset value, beginning of period	$ 10.14	$ 10.48	$ 10.35	$ 10.80	$ 10.32

Income From Investment Operations
Net investment income(a)(b)	.18	.15	.13	.12	.14
Net realized and unrealized gain (loss) on investment transactions	.16	(.34)	.12	(.44)	.50

Net increase (decrease) in net asset value from operations	.34	(.19)	.25	(.32)	.64

Less: Dividends and Distributions
Dividends from net investment income	(.19)	(.15)	(.12)	(.11)	(.14)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.00	)(c)	(.02)	(.02)

Total dividends and distributions	(.19)	(.15)	(.12)	(.13)	(.16)

Net asset value, end of period	$ 10.29	$ 10.14	$ 10.48	$ 10.35	$ 10.80

Total Return
Total investment return based on net asset value(d)	3.38%	(1.83)%	2.44%	(2.98)%	6.22%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$37,345	$41,122	$60,016	$95,466	$79,735
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.75%	.76%	.80%	.80%	.80%
Expenses, before waivers/reimbursements	.86%	.87%	.90%	.91%	.95%
Net investment income(a)	1.78%	1.49%	1.24%	1.10%	1.34%
Portfolio turnover rate	9%	17%	18%	15%	10%

See footnote summary on page 57.

52	• AB MUNICIPAL BOND INFLATION STRATEGY

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended October 31,
2016	2015	2014	2013	2012

Net asset value, beginning of period	$ 10.12	$ 10.46	$ 10.33	$ 10.78	$ 10.30

Income From Investment Operations
Net investment income(a)(b)	.10	.08	.06	.04	.07
Net realized and unrealized gain (loss) on investment transactions	.16	(.35)	.12	(.43)	.50

Net increase (decrease) in net asset value from operations	.26	(.27)	.18	(.39)	.57

Less: Dividends and Distributions
Dividends from net investment income	(.11)	(.07)	(.05)	(.04)	(.07)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.00	)(c)	(.02)	(.02)

Total dividends and distributions	(.11)	(.07)	(.05)	(.06)	(.09)

Net asset value, end of period	$ 10.27	$ 10.12	$ 10.46	$ 10.33	$ 10.78

Total Return
Total investment return based on net asset value(d)	2.61%	(2.56)%	1.72%	(3.67)%	5.51%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10,805	$13,154	$20,873	$29,748	$35,436
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.50%	1.50%	1.50%	1.50%	1.50%
Expenses, before waivers/reimbursements	1.61%	1.61%	1.60%	1.61%	1.65%
Net investment income(a)	1.03%	.75%	.54%	.41%	.64%
Portfolio turnover rate	9%	17%	18%	15%	10%

See footnote summary on page 57.

AB MUNICIPAL BOND INFLATION STRATEGY •	53

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended October 31,
2016	2015	2014	2013	2012

Net asset value, beginning of period	$ 10.14	$ 10.48	$ 10.35	$ 10.81	$ 10.32

Income From Investment Operations
Net investment income(a)(b)	.21	.18	.16	.15	.17
Net realized and unrealized gain (loss) on investment transactions	.17	(.34)	.12	(.45)	.51

Net increase (decrease) in net asset value from operations	.38	(.16)	.28	(.30)	.68

Less: Dividends and Distributions
Dividends from net investment income	(.22)	(.18)	(.15)	(.14)	(.17)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.00	)(c)	(.02)	(.02)

Total dividends and distributions	(.22)	(.18)	(.15)	(.16)	(.19)

Net asset value, end of period	$ 10.30	$ 10.14	$ 10.48	$ 10.35	$ 10.81

Total Return
Total investment return based on net asset value(d)	3.74%	(1.56)%	2.75%	(2.78)%	6.64%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$152,275	$171,789	$185,106	$179,620	$85,781
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.50%	.50%	.50%	.50%	.50%
Expenses, before waivers/reimbursements	.61%	.61%	.60%	.61%	.65%
Net investment income(a)	2.03%	1.76%	1.55%	1.39%	1.63%
Portfolio turnover rate	9%	17%	18%	15%	10%

See footnote summary on page 57.

54	• AB MUNICIPAL BOND INFLATION STRATEGY

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class 1
Year Ended October 31,
2016	2015	2014	2013	2012

Net asset value, beginning of period	$ 10.11	$ 10.45	$ 10.33	$ 10.78	$ 10.30

Income From Investment Operations
Net investment income(a)(b)	.20	.17	.15	.14	.16
Net realized and unrealized gain (loss) on investment transactions	.16	(.34)	.12	(.43)	.50

Net increase (decrease) in net asset value from operations	.36	(.17)	.27	(.29)	.66

Less: Dividends and Distributions
Dividends from net investment income	(.21)	(.17)	(.15)	(.14)	(.16)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.00	)(c)	(.02)	(.02)

Total dividends and distributions	(.21)	(.17)	(.15)	(.16)	(.18)

Net asset value, end of period	$ 10.26	$ 10.11	$ 10.45	$ 10.33	$ 10.78

Total Return
Total investment return based on net asset value(d)	3.58%	(1.62)%	2.60%	(2.76)%	6.45%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$333,311	$386,448	$408,307	$419,573	$236,285
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.60%	.60%	.60%	.60%	.60%
Expenses, before waivers/reimbursements	.68%	.67%	.66%	.67%	.74%
Net investment income(a)	1.93%	1.66%	1.44%	1.30%	1.54%
Portfolio turnover rate	9%	17%	18%	15%	10%

See footnote summary on page 57.

AB MUNICIPAL BOND INFLATION STRATEGY •	55

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class 2
Year Ended October 31,
2016	2015	2014	2013	2012

Net asset value, beginning of period	$ 10.12	$ 10.46	$ 10.33	$ 10.79	$ 10.31

Income From Investment Operations
Net investment income(a)(b)	.21	.18	.16	.15	.17
Net realized and unrealized gain (loss) on investment transactions	.15	(.34)	.13	(.44)	.50

Net increase (decrease) in net asset value from operations	.36	(.16)	.29	(.29)	.67

Less: Dividends and Distributions
Dividends from net investment income	(.22)	(.18)	(.16)	(.15)	(.17)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.00	)(c)	(.02)	(.02)

Total dividends and distributions	(.22)	(.18)	(.16)	(.17)	(.19)

Net asset value, end of period	$ 10.26	$ 10.12	$ 10.46	$ 10.33	$ 10.79

Total Return
Total investment return based on net asset value(d)	3.58%	(1.52)%	2.79%	(2.75)%	6.54%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$170,155	$176,066	$185,904	$183,237	$92,507
Ratio to average net assets of:
Expenses, net of waivers	.50%	.50%	.50%	.50%	.50%
Expenses, before waivers	.58%	.57%	.56%	.57%	.64%
Net investment income(a)	2.03%	1.76%	1.54%	1.39%	1.64%
Portfolio turnover rate	9%	17%	18%	15%	10%

See footnote summary on page 57.

56	• AB MUNICIPAL BOND INFLATION STRATEGY

Financial Highlights

(a)	Net of fees waived and expenses reimbursed by the Adviser.

(b)	Based on average shares outstanding.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

AB MUNICIPAL BOND INFLATION STRATEGY •	57

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of AB Municipal Bond Inflation Strategy Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AB Municipal Bond Inflation Strategy Portfolio (the “Strategy”), one of the portfolios constituting the AB Bond Fund, Inc., as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Strategy’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Strategy’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Strategy’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AB Municipal Bond Inflation Strategy Portfolio, one of the portfolios constituting the AB Bond Fund, Inc., at October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 29, 2016

58	• AB MUNICIPAL BOND INFLATION STRATEGY

Report of Independent Registered Public Accounting Firm

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Robert (“Guy”) B. Davidson III(2), Vice President Terrance T. Hults(2), Vice President Matthew J. Norton(2), Vice President	Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Strategy’s portfolio are made by the Adviser’s Municipal Bond Investment Team. Messrs. Robert “Guy” B. Davidson III, Terrance T. Hults and Matthew Norton are the investment professionals with the most significant responsibility for the day-to-day management of the Strategy’s portfolio.

AB MUNICIPAL BOND INFLATION STRATEGY •	59

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Strategy are managed under the direction of the Board of Directors. Certain information concerning the Strategy’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR
Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 56 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	108	None

60	• AB MUNICIPAL BOND INFLATION STRATEGY

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS
Marshall C. Turner, Jr., ## Chairman of the Board 75 (2005)	Private Investor since prior to 2011. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	108	Xilinx, Inc. (programmable logic semi-conductors) since 2007

John H. Dobkin, ## 74 (1998)	Independent Consultant since prior to 2011. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992 and as Chairman of the Audit Committees of a number of such AB Funds from 2001-2008.	108	None

AB MUNICIPAL BOND INFLATION STRATEGY •	61

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, ## 72 (2005)	Private Investor since prior to 2011. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	108	Asia Pacific Fund, Inc. (registered investment company) since prior to 2011

William H. Foulk, Jr., ## 84 (1998)	Investment Adviser and an Independent Consultant since prior to 2011. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	108	None

62	• AB MUNICIPAL BOND INFLATION STRATEGY

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
D. James Guzy, ## 80 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2011. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2011 until November 2013. He was a Director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	108	None

Nancy P. Jacklin, ## 68 (2006)	Private Investor since prior to 2011. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015); U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	108	None

AB MUNICIPAL BOND INFLATION STRATEGY •	63

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Carol C. McMullen, ## 61 (2016)	Managing Director of Slalom Consulting (consulting) since 2014 and private investor; Director of Norfolk & Dedham Group (mutual property and casualty insurance) since 2011; and Director of Partners Community Physicians Organization (healthcare) since 2014. Formerly, Managing Director of The Crossland Group (consulting) from 2012 to 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and nonprofit boards, and as a director or trustee of the AB Funds since June 2016.	108	None

64	• AB MUNICIPAL BOND INFLATION STRATEGY

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, ## 64 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees of the AB Funds since 2008.	108	None

Earl D. Weiner, ## 77 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP, and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	108	None

AB MUNICIPAL BOND INFLATION STRATEGY •	65

Management of the Fund

*	The address for each of the Strategy’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Strategy’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Strategy.

#	Mr. Keith is an “interested person” of the Strategy as defined in the “40 Act,” due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

66	• AB MUNICIPAL BOND INFLATION STRATEGY

Management of the Fund

Officer Information

Certain information concerning the Strategy’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 56	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 71	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Robert “Guy” B. Davidson III 55	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2011.

Terrance T. Hults 50	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2011.

Matthew J. Norton 33	Vice President	Vice President of the Adviser,**, with which he has been associated since prior to 2011.

Emilie D. Wrapp 61	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI,** with which she has been associated since prior to 2011.

Joseph J. Mantineo 57	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”),** with which he has been associated since prior to 2011.

Phyllis J. Clarke 55	Controller	Vice President of ABIS,** with which she has been associated since prior to 2011.

Vincent S. Noto 52	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since 2011.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Strategy.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Strategy’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at 1-800-227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

AB MUNICIPAL BOND INFLATION STRATEGY •	67

Management of the Fund

Information Regarding the Review and Approval of the Portfolio’s Investment Advisory Contract

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Investment Advisory Contract (the “Advisory Agreement”) with the Adviser in respect of AB Municipal Bond Inflation Strategy (the “Portfolio”) at a meeting held on November 3-5, 2015.

Prior to approval of the continuance of the Advisory Agreement in respect of the Portfolio, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material

68	• AB MUNICIPAL BOND INFLATION STRATEGY

factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Portfolio by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2013 and 2014 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries that provide transfer agency and distribution services to the Portfolio. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

AB MUNICIPAL BOND INFLATION STRATEGY •	69

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Portfolio, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Portfolio’s shares and transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. At the November 2015 meeting, the directors reviewed information prepared by Broadridge showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Broadridge (the “Performance Group”) and as compared with that of a broad array of funds selected by Broadridge (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Barclays 1-10 Year Treasury Inflation Protected Securities (TIPS) Index (the “Index”), in each case for the 1-, 3- and 5-year periods ended July 31, 2015 and (in the case of comparisons with the Index) the period since inception (January 2010 inception). The directors noted that the Portfolio was in the 5th quintile of the Performance Group and the Performance Universe in all periods. The Portfolio outperformed the Index in the 3-year period and lagged it in all other periods. Based on their review and their discussion with the Adviser of the reasons for the Portfolio’s performance, the directors retained confidence in the Adviser’s ability to manage the Portfolio’s assets.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Broadridge concerning advisory fee rates paid by other funds in the same Broadridge category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors noted that, at the Portfolio’s current size, its contractual effective advisory fee rate of 50 basis points was lower than the Expense Group median. The directors noted that the administrative expense reimbursement was 0.7 basis points in the Portfolio’s latest fiscal year, and as a

70	• AB MUNICIPAL BOND INFLATION STRATEGY

result the rate of compensation received by the Adviser from the Portfolio pursuant to the Advisory Agreement was essentially the same as the Expense Group median.

The Adviser informed the directors that there were no institutional products managed by it that have a substantially similar investment style. The directors reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer, and noted that the Adviser charged institutional clients lower fees for advising comparably sized institutional accounts using strategies that differ from those of the Portfolio but which invest in fixed income securities.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Broadridge: an Expense Group and an Expense Universe. Broadridge described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group than the Expense Group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year and the information included the pro forma expense ratio to reflect a reduction in the 12b-1 fee effective January 30, 2015. The pro forma expense ratio of the Portfolio reflected fee waivers and/or expense reimbursements as a result of an undertaking by the Adviser. The directors noted that it was likely that the expense ratios of some of the other funds in the Portfolio’s Broadridge category also were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The directors noted that the Portfolio’s pro forma total expense ratio, giving effect to a cap by the Adviser, was lower than the Expense Group median and close to the Expense Universe median. The directors concluded that the Portfolio’s pro forma expense ratio was satisfactory.

AB MUNICIPAL BOND INFLATION STRATEGY •	71

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2015 meetings. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s shareholders would benefit from a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

72	• AB MUNICIPAL BOND INFLATION STRATEGY

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund*

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

FIXED INCOME (continued)

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

MULTI-ASSET (continued)

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

* Prior to November 1, 2016, the Fund was named Global Thematic Growth Fund.

AB MUNICIPAL BOND INFLATION STRATEGY •	73

AB Family of Funds

NOTES

74	• AB MUNICIPAL BOND INFLATION STRATEGY

NOTES

AB MUNICIPAL BOND INFLATION STRATEGY •	75

NOTES

76	• AB MUNICIPAL BOND INFLATION STRATEGY

AB MUNICIPAL BOND INFLATION STRATEGY

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

MBIS-0151-1016

OCT    10.31.16

ANNUAL REPORT

AB TAX-AWARE FIXED INCOME PORTFOLIO

Investment Products Offered

•Are Not FDIC Insured •May Lose Value •Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

December 15, 2016

Annual Report

This report provides management’s discussion of fund performance for AB Tax-Aware Fixed Income Portfolio (the “Fund”) for the annual reporting period ended October 31, 2016.

Investment Objectives and Policies

The investment objective of the Fund is to maximize after-tax return and income. The Fund pursues its objective by investing principally in a national portfolio of both municipal and taxable fixed-income securities. The Fund invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. The Fund also invests, under normal circumstances, at least 65% of its total assets in municipal securities that pay interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal alternative minimum tax for certain taxpayers. The income earned and distributed to shareholders on non-municipal securities would not be exempt from federal income tax. The Fund may invest in fixed-income securities rated below investment grade (commonly known as “junk bonds”), although such securities are not expected to be the Fund’s primary focus.

AllianceBernstein L.P. (the “Adviser”) selects securities for the Fund based on a variety of factors, including credit quality, maturity, diversification benefits, and the relative expected after-tax returns of taxable and municipal securities (considering federal tax rates and without regard to state and local income taxes). As the objective is to increase the after-tax return of the Fund, an investor in the Fund may incur a tax liability that will generally be greater than the same investor would have in a fund investing exclusively in municipal securities, and that will be higher if the investor is in a higher tax bracket. In addition, the tax implications of the Fund’s trading activity, such as realizing taxable gains, are considered in making purchase and sale decisions for the Fund. The Fund may invest in fixed-income securities of any maturity from short- to long-term.

The Fund may also invest in forward commitments, zero-coupon municipal securities and variable, floating and inverse floating-rate municipal securities.

The Fund may use derivatives, such as swaps, options, futures contracts and forwards, to achieve its investment strategies. For example, the Fund may enter into credit default and interest rate swaps relating to municipal and taxable fixed-income securities or securities indices. Derivatives may provide more efficient and economical exposure to fixed-income securities markets than direct investments.

Investment Results

The table on page 8 shows the Fund’s performance compared to its benchmark, the Bloomberg Barclays Municipal Bond Index, for the six- and 12-month periods ended October 31, 2016.

AB TAX-AWARE FIXED INCOME PORTFOLIO •	1

Class A and Advisor Class shares of the Fund outperformed the benchmark, while Class C shares underperformed, for both the six- and 12-month periods, before sales charges. For the 12-month period, security selection within the health care sector contributed the most to relative performance, and also benefited from security selection in the transportation, education and special tax sectors. Security selection within the industrials sector detracted from returns. For the six-month period, security selection within the health care sector contributed most to performance, followed by security selection in the local general obligation, state general obligation, special tax and education sectors. An overweight in Treasuries detracted from performance.

The Fund used derivatives during both periods, which had no material impact on absolute performance. Interest rate swaps and inflation swaps were used for hedging purposes; credit default swaps were used for investment purposes.

Market Review and Investment Strategy

After generally declining for the first half of the 12-month period, municipal bond yields for most maturities rose over the latter half. During the six-month period ended October 31, 2016, yields rose the most for short-maturity bonds as markets reflected a higher probability of the US Federal Reserve raising its target for the Federal Funds rate, and as a change in regulations for money market funds led to a reduced demand for very short-term instruments. As a result, over the course of the 12-month period, yields were lower by 0.25% to 0.50% for bonds maturing beyond seven years, and those shorter in duration were little changed or increased in yield by up to 0.50%. Given the low level of yields and investors’ strong demand for income, lower-rated bonds performed well and credit spreads generally tightened over both the six- and 12-month periods. Municipal credit fundamentals remained consistent with continued slow economic growth as tax revenues continued to increase, though in some cases at a slower rate, and default rates remained low across the broad municipal market.

On November 8, 2016, Donald Trump was elected as the 45th president of the United States, and the Congressional election outcome resulted in the Republican Party maintaining control of both the House of Representatives and the Senate. The Adviser believes that it will take time before the world has a clearer picture of the short- and long-term impact of the elections on the US economy and markets in general. The Adviser continues to monitor the markets, including for potential market volatility.

The Fund may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant

2	• AB TAX-AWARE FIXED INCOME PORTFOLIO

that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of October 31, 2016, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity were 5.70% and 0.00%, respectively.

AB TAX-AWARE FIXED INCOME PORTFOLIO •	3

DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Barclays Municipal Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Barclays Municipal Bond Index represents the performance of the long-term tax-exempt bond market consisting of investment-grade bonds. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific municipal or corporate developments, negative performance of the junk bond market generally and less secondary market liquidity.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors

(Disclosures, Risks and Note about Historical Performance continued on next page)

4	• AB TAX-AWARE FIXED INCOME PORTFOLIO

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

The Fund may invest in municipal securities of issuers in Puerto Rico or other US territories, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of most other US issuers of tax-exempt securities. Like many US states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico’s downturn was particularly severe, and it continues to face a very challenging economic and fiscal environment. As a result, securities issued by many Puerto Rican issuers have low credit ratings or are on “negative watch” by credit rating organizations, and markets in such securities have been volatile. Some Puerto Rico issuers are in default on principal and interest payments. If the economic situation in Puerto Rico persists or worsens, the volatility and credit quality of Puerto Rican municipal securities could be adversely affected, and the market for such securities may experience continued volatility.

Tax Risk: From time to time, the US government and the US Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Fund by increasing taxes on that income. In such event, the Fund’s net asset value (“NAV”) could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Fund shares as investors anticipate adverse effects on the Fund or seek higher yields to offset the potential loss of the tax deduction. As a result, the Fund would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Fund’s yield.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to a greater risk of rising interest rates as the recent period of historically low rates is beginning to end and rates have begun rising. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full

(Disclosures, Risks and Note about Historical Performance continued on next page)

AB TAX-AWARE FIXED INCOME PORTFOLIO •	5

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Liquidity Risk: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes and large positions. Municipal securities may have more liquidity risk than other fixed-income securities because they trade less frequently and the market for municipal securities is generally smaller than many other markets.

Leverage Risk: To the extent the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These and other risks are more fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

(Disclosures, Risks and Note about Historical Performance continued on next page)

6	• AB TAX-AWARE FIXED INCOME PORTFOLIO

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns and the Fund’s returns shown in the line graphs reflect the applicable sales charges for each share class: a 3% maximum front-end sales charge for Class A shares; a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to their different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

AB TAX-AWARE FIXED INCOME PORTFOLIO •	7

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED OCTOBER 31, 2016 (unaudited)	NAV Returns
	6 Months	12 Months
AB Tax-Aware Fixed Income Portfolio
Class A	0.73%	4.69%

Class C	0.35%	3.91%

Advisor Class*	0.86%	4.96%

Bloomberg Barclays Municipal Bond Index	0.49%	4.06%

*    Please note that Advisor Class shares are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

GROWTH OF A $10,000 INVESTMENT IN THE FUND 12/11/2013* TO 10/31/2016 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB Tax-Aware Fixed Income Portfolio (from 12/11/2013* to 10/31/2016) as compared to the performance of its benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: 12/11/2013.

See Disclosures, Risks and Note about Historical Performance on pages 4-7.

(Historical Performance continued on next page)

8	• AB TAX-AWARE FIXED INCOME PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2016 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)
Class A
1 Year	4.69%	1.53%
Since Inception*	4.76%	3.66%

Class C
1 Year	3.91%	2.91%
Since Inception*	4.01%	4.01%

Advisor Class†
1 Year	4.96%	4.96%
Since Inception*	5.05%	5.05%

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2016 (unaudited)

Class A
1 Year		3.02%
Since Inception*		4.12%

Class C
1 Year		4.35%
Since Inception*		4.50%

Advisor Class†
1 Year		6.41%
Since Inception*		5.55%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 2.18%, 2.85% and 1.92% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of interest expense, taxes, dividend expense, borrowing costs and brokerage expense on securities sold short to 0.80%, 1.55% and 0.55% for Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated prior to January 31, 2017 and may be extended by the Adviser for additional one-year terms. Any fees waived and expenses borne by the Adviser through December 11, 2014 may be reimbursed by the Fund until December 11, 2016, provided that no reimbursement payment will be made that would cause the Fund’s total annual fund operating expenses to exceed the expense limitations or cause the total of the payments to exceed the Fund’s total initial offering expenses. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception date: 12/11/2013.

†	Please note that Advisor Class shares are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 4-7.

AB TAX-AWARE FIXED INCOME PORTFOLIO •	9

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10	• AB TAX-AWARE FIXED INCOME PORTFOLIO

Expense Example

	Beginning Account Value 5/1/2016	Ending Account Value 10/31/2016	Expenses Paid During Period*	Annualized Expense Ratio*	Effective Expenses Paid During Period+	Effective Annualized Expense Ratio+
Class A
Actual	$1,000	$1,007.30	$3.99	0.79%	$4.04	0.80%
Hypothetical**	$1,000	$1,021.17	$4.01	0.79%	$4.06	0.80%
Class C
Actual	$1,000	$1,003.50	$7.76	1.54%	$7.81	1.55%
Hypothetical**	$1,000	$1,017.39	$7.81	1.54%	$7.86	1.55%
Advisor Class
Actual	$1,000	$1,008.60	$2.73	0.54%	$2.78	0.55%
Hypothetical**	$1,000	$1,022.42	$2.75	0.54%	$2.80	0.55%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
**	Assumes 5% annual return before expenses.
+	The Portfolio’s investments in affiliated/unaffiliated underlying portfolios incur no direct expenses, but bears proportionate shares of the acquired fund fees (i.e., operating, administrative and investment advisory fee) of the affiliated/unaffiliated underlying portfolios. Currently the Adviser has voluntarily agreed to waive its investment advisory fee from the Portfolio in an amount equal to the Portfolio’s share of the advisory fees of the affiliated underlying portfolios, as borne indirectly by the Portfolio as an acquired fund fee and expense. The Portfolio’s effective expenses are equal to the classes’ annualized expense ratio plus the Portfolio’s pro-rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

AB TAX-AWARE FIXED INCOME PORTFOLIO •	11

Expense Example

PORTFOLIO SUMMARY

October 31, 2016 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $42.1

*	All data are as of October 31, 2016. The Fund’s quality rating and state breakdowns are expressed as a percentage of the Fund’s total investments in municipal securities and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the Standard & Poor’s Ratings Services (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Fund considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

†	“Other” represents less than 2.5% in 20 different states, District of Columbia and Puerto Rico.

12	• AB TAX-AWARE FIXED INCOME PORTFOLIO

Portfolio Summary

PORTFOLIO OF INVESTMENTS

October 31, 2016

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 91.2%
Long-Term Municipal Bonds – 91.2%
Alabama – 2.3%
County of Jefferson AL Sewer Revenue Series 2013D 6.00%, 10/01/42	$110	$130,848
Water Works Board of the City of Birmingham (The)) Series 2016B 5.00%, 1/01/36	700	827,190

		958,038

Arizona – 3.7%
Arizona Health Facilities Authority (Beatitudes Campus (The)) Series 2007 5.20%, 10/01/37	110	110,140
City of Peoria AZ Series 2015B 5.00%, 7/15/23	1,000	1,221,570
Industrial Development Authority of the City of Phoenix (The)) (Great Hearts Academies) Series 2014 5.00%, 7/01/44	100	111,278
Salt Verde Financial Corp. (Citigroup, Inc.) Series 2007 5.00%, 12/01/37	100	119,728

		1,562,716

California – 0.7%
California Pollution Control Financing Authority (Poseidon Resources Channelside LP) Series 2012 5.00%, 11/21/45(a)	250	277,770

Colorado – 2.7%
Colorado Health Facilities Authority (Catholic Health Initiatives) Series 2013 5.25%, 1/01/40	170	190,855
Colorado Health Facilities Authority (Parkview Medical Center, Inc. Obligated Group) Series 2015B 5.00%, 9/01/30	200	236,426
Denver City & County School District No 1 Series 2014B 5.00%, 12/01/23	560	691,141

		1,118,422

AB TAX-AWARE FIXED INCOME PORTFOLIO •	13

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Connecticut – 3.2%
Connecticut State Health & Educational Facility Authority (Seabury Retirement Community) Series 2016A 5.00%, 9/01/53(a)	$100	$106,880
State of Connecticut Series 2015F 5.00%, 11/15/26	1,000	1,219,090

		1,325,970

Delaware – 4.7%
State of Delaware Series 2016D 5.00%, 7/01/22	1,650	1,990,131

District of Columbia – 0.3%
District of Columbia (Friendship Public Charter School, Inc.) Series 2016A 5.00%, 6/01/46	100	112,896

Florida – 8.8%
Bexley Community Development District Series 2016 4.875%, 5/01/47	100	97,140
Brevard County School District COP Series 2015B 5.00%, 7/01/25	290	355,244
Capital Trust Agency, Inc. (Million Air One LLC) Series 2011 7.75%, 1/01/41(b)	100	88,798
Citizens Property Insurance Corp. Series 2015A 5.00%, 6/01/20-6/01/22	560	639,438
Collier County Industrial Development Authority (Arlington of Naples (The)) Series 2014A 8.125%, 5/15/44(a)	100	117,289
County of Miami-Dade FL (County of Miami-Dade FL Non-Ad Valorem) Series 2015A 5.00%, 6/01/28	780	938,371
County of Miami-Dade FL Aviation Revenue Series 2015A 5.00%, 10/01/31	265	306,391
County of Orange FL Tourist Development Tax Revenue Series 2015 5.00%, 10/01/21	435	509,746

14	• AB TAX-AWARE FIXED INCOME PORTFOLIO

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Florida Development Finance Corp. (Tuscan Isle ChampionsGate Obligated Group) Series 2016A 6.375%, 6/01/46(a)	$100	$103,137
Florida Development Finance Corp. (Tuscan Isle Obligated Group) Series 2015A 7.00%, 6/01/35(a)	100	107,315
School District of Broward County/FL Series 2015 5.00%, 7/01/25	365	452,330

		3,715,199

Georgia – 0.8%
City of Atlanta Department of Aviation (Hartsfield Jackson Atlanta Intl Airport) Series 2012A 5.00%, 1/01/31	310	355,874

Hawaii – 1.3%
State of Hawaii Series 2015E 5.00%, 10/01/23	460	565,653

Idaho – 0.3%
Idaho Health Facilities Authority (The Terraces at Boise) Series 2014A 8.00%, 10/01/44	100	110,981

Illinois – 8.1%
Chicago Board of Education Series 2012A 5.00%, 12/01/42	140	122,486
Chicago O’Hare International Airport Series 2015C 5.00%, 1/01/34	335	378,764
City of Chicago IL Series 2015A 5.00%, 1/01/19	100	103,176
City of Chicago IL (Goldblatts Supportive Living Project) Series 2015 6.00%, 12/01/30(c)(d)	100	100,226
Illinois Finance Authority (Greenfields of Geneva) Series 2010A 8.125%, 2/15/40(b)	50	34,402

AB TAX-AWARE FIXED INCOME PORTFOLIO •	15

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Illinois Finance Authority (Park Place of Elmhurst) Series 2016A 6.33%, 5/15/48	$85	$85,626
Series 2016C 2.00%, 5/15/55(e)+	15	645
Illinois Finance Authority (Plymouth Place, Inc.) Series 2015 5.25%, 5/15/50	100	109,036
Illinois Finance Authority (Silver Cross Hospital Obligated Group) Series 2015C 5.00%, 8/15/35	250	287,928
Illinois Municipal Electric Agency Series 2015A 5.00%, 2/01/22	465	543,706
Metropolitan Pier & Exposition Authority Series 2015B 5.00%, 12/15/45	600	659,382
State of Illinois Series 2012 5.00%, 3/01/31	100	105,635
Series 2013 5.50%, 7/01/25	270	304,214
Series 2014 5.00%, 5/01/35	130	137,141
Series 2016 5.00%, 2/01/24(f)	375	413,220

		3,385,587

Indiana – 1.2%
Indiana Finance Authority (Bethany Circle of King’s Daughters’ of Madison Indiana, Inc. (The)) Series 2010 5.50%, 8/15/40	160	175,520
Indiana Finance Authority (Marquette Manor) Series 2015A 5.00%, 3/01/30	190	211,151
Indiana Finance Authority (WVB East End Partners LLC) Series 2013A 5.00%, 7/01/40	100	112,504

		499,175

16	• AB TAX-AWARE FIXED INCOME PORTFOLIO

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Kentucky – 0.8%
Kentucky Economic Development Finance Authority (Masonic Homes of Kentucky, Inc. Obligated Group) Series 2012 5.375%, 11/15/42	$65	$66,936
Louisville/Jefferson County Metropolitan Government (Norton Healthcare Obligated Group) Series 2016 5.00%, 10/01/30	225	268,223

		335,159

Louisiana – 0.6%
City of New Orleans LA Water Revenue Series 2014 5.00%, 12/01/34	100	114,019
Louisiana Public Facilities Authority (Louisiana Pellets, Inc.) Series 2014A 7.50%, 7/01/23(b)(g)	250	144,375

		258,394

Maine – 0.5%
Maine Health & Higher Educational Facilities Authority (MaineGeneral Health Obligated Group) Series 2011 7.50%, 7/01/32	165	194,937

Maryland – 0.9%
University System of Maryland Series 2009A 5.00%, 4/01/18	365	386,411

Massachusetts – 3.3%
Commonwealth of Massachusetts AGM Series 2006B 5.25%, 9/01/24	1,000	1,265,000
NATL Series 2000E 0.525%, 12/01/30(h)	125	112,847

		1,377,847

Michigan – 2.8%
City of Detroit MI Sewage Disposal System Revenue (Great Lakes Water Authority Sewage Disposal System) Series 2012A 5.00%, 7/01/22	115	133,576

AB TAX-AWARE FIXED INCOME PORTFOLIO •	17

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Michigan Finance Authority (State of Michigan Unemployment) Series 2012B 5.00%, 7/01/21	$735	$784,943
Michigan Finance Authority (Trinity Health Credit Group) Series 2015 5.00%, 12/01/32	235	270,156

		1,188,675

Minnesota – 0.6%
City of Minneapolis MN (Fairview Health Services Obligated Group) Series 2015A 5.00%, 11/15/33	200	234,032

Missouri – 0.2%
Kansas City Industrial Development Authority (Kingswood Senior Living Community) Series 2016 5.75%, 11/15/36(a)	100	101,973

Nebraska – 0.3%
Central Plains Energy Project (Goldman Sachs Group, Inc. (The)) Series 2012 5.00%, 9/01/42	100	110,617

Nevada – 6.7%
Clark County Water Reclamation District Series 2016 5.00%, 7/01/22	1,305	1,561,380
County of Clark NV Series 2016A 5.00%, 11/01/24	1,000	1,241,480

		2,802,860

New Hampshire – 0.3%
New Hampshire Health and Education Facilities Authority Act (Southern New Hampshire University) Series 2012 5.00%, 1/01/42	115	129,549

New Jersey – 2.9%
New Jersey Economic Development Authority Series 2013NN 5.00%, 3/01/20 (Pre-refunded/ETM)	30	33,582
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2013 5.00%, 3/01/20	260	283,228

18	• AB TAX-AWARE FIXED INCOME PORTFOLIO

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New Jersey Economic Development Authority (United Airlines, Inc.) Series 1999 5.25%, 9/15/29	$85	$94,119
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2011B 5.00%, 6/15/20	240	262,445
New Jersey Turnpike Authority Series 2013A 5.00%, 1/01/32	315	370,314
Tobacco Settlement Financing Corp./NJ Series 2007-1A 5.00%, 6/01/41	185	172,370

		1,216,058

New York – 7.7%
City of New York NY Series 2013J 5.00%, 8/01/21	340	397,011
Metropolitan Transportation Authority Series 2013A 5.00%, 11/15/29	315	372,182
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2014A 5.00%, 2/15/28	425	517,760
New York State Energy Research & Development Authority (Consolidated Edison Co. of New York, Inc.) XLCA Series 2004A 1.295%, 1/01/39(h)	200	184,222
New York State Thruway Authority (New York State Thruway Authority Ded Tax) Series 2012A 5.00%, 4/01/26	365	432,197
New York State Urban Development Corp. (State of New York Pers Income Tax) Series 2016A 5.00%, 3/15/24	1,000	1,229,120
Ulster County Industrial Development Agency (Kingston Regional Senior Living Corp.) Series 2007A 6.00%, 9/15/27	120	121,792

		3,254,284

Ohio – 4.1%
Buckeye Tobacco Settlement Financing Authority Series 2007A-2 5.875%, 6/01/47	170	159,370

AB TAX-AWARE FIXED INCOME PORTFOLIO •	19

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

City of Akron OH (City of Akron OH Income Tax) Series 2012A 5.00%, 12/01/31	$445	$521,015
City of Columbus OH Series 2012A 5.00%, 2/15/17	225	227,810
Series 2014A 5.00%, 2/15/21	110	127,999
County of Cuyahoga OH (County of Cuyahoga OH Lease) Series 2014 5.00%, 12/01/28	365	431,222
Dayton-Montgomery County Port Authority (StoryPoint Troy Project) Series 2015-1 7.00%, 1/15/40	100	102,743
Ohio Air Quality Development Authority (FirstEnergy Generation LLC) Series 2009D 4.25%, 8/01/29	145	142,641

		1,712,800

Pennsylvania – 2.5%
Montour School District AGM Series 2015B 5.00%, 4/01/35	450	521,050
Moon Industrial Development Authority (Baptist Home Society Obligated Group) Series 2015 5.75%, 7/01/35	100	109,554
Pennsylvania Economic Development Financing Authority (Commonwealth of Pennsylvania Unemployment) Series 2012A 5.00%, 7/01/17	100	102,851
Pennsylvania Economic Development Financing Authority (PA Bridges Finco LP) Series 2015 5.00%, 12/31/38	300	332,445

		1,065,900

Puerto Rico – 0.2%
Puerto Rico Industrial Tourist Educational Medical & Envirml Ctl Facs Fing Auth (AES Puerto Rico LP) Series 2000 6.625%, 6/01/26	100	97,000

20	• AB TAX-AWARE FIXED INCOME PORTFOLIO

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

South Carolina – 0.7%
Spartanburg County School District No 1/SC Series 2014D 5.00%, 3/01/22	$250	$297,035

Tennessee – 0.6%
Metropolitan Government Nashville & Davidson County Health & Educational Facs Bd (Vanderbilt University Medical Center) Series 2016 5.00%, 7/01/35	215	252,679

Texas – 14.3%
Central Texas Regional Mobility Authority Series 2013 5.00%, 1/01/42	100	111,230
City of Houston TX (City of Houston TX Hotel Occupancy Tax) Series 2014 5.00%, 9/01/31	260	303,730
Series 2015 5.00%, 9/01/31	160	186,910
Dallas Area Rapid Transit (Dallas Area Rapid Transit Sales Tax) Series 2014A 5.00%, 12/01/25	580	718,945
Dallas County Flood Control District No 1 Series 2015 5.00%, 4/01/28(a)	100	106,534
Love Field Airport Modernization Corp. Series 2015 5.00%, 11/01/32	500	577,040
New Hope Cultural Education Facilities Finance Corp. (Wesleyan Homes, Inc.) Series 2014 5.50%, 1/01/49	100	105,226
North Texas Tollway Authority Series 2015B 5.00%, 1/01/34	250	291,855
Tarrant County Cultural Education Facilities Finance Corp. (Stayton at Museum Way) Series 2009A 8.25%, 11/15/44	100	107,873
Tarrant County Cultural Education Facilities Finance Corp. (Trinity Terrace Project) Series 2014A-1 5.00%, 10/01/44	100	109,849

AB TAX-AWARE FIXED INCOME PORTFOLIO •	21

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Tarrant Regional Water District Series 2015 5.00%, 3/01/23	$325	$393,416
Texas Transportation Commission State Highway Fund Series 2014A 5.00%, 4/01/20	1,300	1,468,805
Travis County Cultural Education Facilities Finance Corp. (Wayside Schools) Series 2012A 5.25%, 8/15/42	160	168,547
Travis County Health Facilities Development Corp. (Longhorn Village) Series 2012A 7.125%, 1/01/46	55	61,703
Trinity River Authority Central Regional Wastewater System Revenue Series 2014 5.00%, 8/01/20-8/01/22	795	918,721
Trinity River Authority LLC Series 2015 5.00%, 2/01/21	335	386,466

		6,016,850

Virginia – 0.2%
Tobacco Settlement Financing Corp./VA Series 2007B-1 5.00%, 6/01/47	100	92,357

Washington – 1.9%
Port of Seattle WA Series 2015C 5.00%, 4/01/33	510	583,277
Washington State Housing Finance Commission (Mirabella) Series 2012A 6.75%, 10/01/47	100	111,669
Washington State Housing Finance Commission (Rockwood Retirement Communities) Series 2014A 7.375%, 1/01/44(a)	100	116,032

		810,978

West Virginia – 0.2%
West Virginia Hospital Finance Authority (West Virginia United Health System Obligated Group) AGM Series 2004C 1.628%, 2/15/34(h)	100	88,942

22	• AB TAX-AWARE FIXED INCOME PORTFOLIO

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Wisconsin – 0.8%
Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016C 4.30%, 11/01/30	$100	$106,498
Wisconsin Public Finance Authority (Natgasoline LLC) Series 2016 10.00%, 6/30/21(a)	250	244,170

		350,668

Total Municipal Obligations (cost $36,868,068)		38,354,417

GOVERNMENTS – TREASURIES – 3.9%
United States – 3.9%
U.S. Treasury Bonds 2.25%, 8/15/46	1,200	1,116,047
U.S. Treasury Notes 1.375%, 8/31/23	550	541,836

Total Governments – Treasuries (cost $1,698,369)		1,657,883

ASSET-BACKED SECURITIES – 1.6%
Autos - Fixed Rate – 1.1%
Ally Auto Receivables Trust Series 2016-2, Class A4 1.60%, 1/15/21	100	99,850
Ford Credit Floorplan Master Owner Trust Series 2016-1, Class A1 1.76%, 2/15/21	100	100,665
Hertz Vehicle Financing LLC Series 2016-1A, Class A 2.32%, 3/25/20(a)	100	100,278
Hyundai Auto Lease Securitization Trust Series 2015-A, Class A2 1.00%, 10/16/17(a)	9	9,208
Mercedes-Benz Auto Lease Trust Series 2016-A, Class A3 1.52%, 3/15/19	100	100,310
Volkswagen Auto Loan Enhanced Trust Series 2014-1, Class A3 0.91%, 10/22/18	51	51,111

Total Autos – Fixed Rate (cost $460,242)		461,422

Credit Cards - Fixed Rate – 0.3%
Synchrony Credit Card Master Note Trust Series 2016-1, Class A 2.04%, 3/15/22	100	101,180

AB TAX-AWARE FIXED INCOME PORTFOLIO •	23

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Credit Cards - Floating Rate – 0.2%
Cabela’s Credit Card Master Note Trust Series 2012-2A, Class A2 1.015% (LIBOR 1 Month + 0.48%), 6/15/20(a)(i)	$100	$99,967

Total Asset-Backed Securities (cost $660,468)		662,569

CORPORATES – INVESTMENT GRADE – 0.8%
Financial Institutions – 0.4%
Banking – 0.4%
Bank of America Corp. 6.875%, 11/15/18	165	181,689

Industrial – 0.4%
Consumer Cyclical - Automotive – 0.3%
General Motors Financial Co., Inc. 3.10%, 1/15/19	100	101,758

Consumer Non-Cyclical – 0.1%
Newell Brands, Inc. 2.60%, 3/29/19	50	51,008

		152,766

Total Corporates – Investment Grade (cost $328,785)		334,455

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.3%
Risk Share Floating Rate – 0.3%
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C01, Class M1 2.134% (LIBOR 1 Month + 1.60%), 1/25/24(i)	47	47,253
Series 2014-C02, Class 1M1 1.484% (LIBOR 1 Month + 0.95%), 5/25/24(i)	48	47,808
Series 2014-C02, Class 2M1 1.484% (LIBOR 1 Month + 0.95%), 5/25/24(i)	30	29,902

Total Collateralized Mortgage Obligations (cost $123,975)		124,963

COMMERCIAL MORTGAGE-BACKED SECURITY – 0.2%
Non-Agency Fixed Rate CMBS – 0.2%
Citigroup Commercial Mortgage Trust Series 2015-GC29, Class A2 2.674%, 4/10/48 (cost $102,811)	100	102,518

24	• AB TAX-AWARE FIXED INCOME PORTFOLIO

Portfolio of Investments

	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 2.4%
Investment Companies – 2.4%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.26%(j)(k) (cost $1,026,359)	1,026,359	$1,026,359

Total Investments – 100.4% (cost $40,808,835)		42,263,164
Other assets less liabilities – (0.4)%		(188,865)

Net Assets – 100.0%		$42,074,299

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Clearing Broker/ (Exchange)	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co. LLC/(CME)	$4,530	10/23/51	1.859%	3 Month LIBOR	$325,415
Morgan Stanley & Co. LLC/(CME)	4,930	10/23/46	3 Month LIBOR	2.156	25,740

					$351,155

INFLATION (CPI) SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Citibank, NA	$400	12/14/20	1.548%	CPI#	$5,377
Citibank, NA	1,000	8/09/21	1.540%	CPI#	17,014

					$22,391

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

AB TAX-AWARE FIXED INCOME PORTFOLIO •	25

Portfolio of Investments

INTEREST RATE SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Citibank, NA	$400	8/25/23	0.880%	SIFMA*	$6,152
JPMorgan Chase Bank, NA	500	6/07/22	0.906%	SIFMA*	3,323
JPMorgan Chase Bank, NA	1,870	9/22/46	1.620%	SIFMA*	36,765

					$46,240

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

+	Non-income producing security.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2016, the aggregate market value of these securities amounted to $1,490,553 or 3.5% of net assets.

(b)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Capital Trust Agency, Inc. (Million Air One LLC) Series 2011 7.75%, 1/01/2041	12/19/14	$95,296	$88,798	0.21%
Illinois Finance Authority (Greenfields of Geneva) Series 2010A 8.125%, 2/15/2040	12/18/13	48,104	34,402	0.08%
Louisiana Public Facilities Authority (Louisiana Pellets, Inc.) Series 2014A 7.50%, 7/01/2023	7/31/14	250,000	144,375	0.34%

(c)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at October 31, 2016.

(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.24% of net assets as of October 31, 2016, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
City of Chicago IL (Goldblatts Supportive Living Project) Series 2015 6.00%, 12/01/30	5/27/15	$100,000	$100,226	0.24%

(e)	Illiquid security.

(f)	When-Issued or delayed delivery security.

(g)	Defaulted.

(h)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of October 31, 2016 and the aggregate market value of these securities amounted to $386,011 or 0.92% of net assets.

26	• AB TAX-AWARE FIXED INCOME PORTFOLIO

Portfolio of Investments

(i)	Floating Rate Security. Stated interest/floor rate was in effect at October 31, 2016.

(j)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(k)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

As of October 31, 2016, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 5.7% and 0.0%, respectively.

Glossary:

AGM – Assured Guaranty Municipal

CMBS – Commercial Mortgage-Backed Securities

CME – Chicago Mercantile Exchange

COP – Certificate of Participation

ETM – Escrowed to Maturity

LIBOR – London Interbank Offered Rates

NATL – National Interstate Corporation

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

AB TAX-AWARE FIXED INCOME PORTFOLIO •	27

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

October 31, 2016

Assets
Investments in securities, at value
Unaffiliated issuers (cost $39,782,476)	$41,236,805
Affiliated issuers (cost $1,026,359)	1,026,359
Cash collateral due from broker	78,932
Interest receivable	489,016
Receivable for capital stock sold	207,000
Unrealized appreciation on interest rate swaps	46,240
Unrealized appreciation on inflation swaps	22,391
Receivable due from Adviser	8,540
Receivable for variation margin on exchange-traded derivatives	2,180
Affiliated dividends receivable	103

Total assets	43,117,566

Liabilities
Due to custodian	228,000
Payable for investment securities purchased	413,741
Payable for capital stock redeemed	267,739
Audit and tax fee payable	55,681
Dividends payable	21,315
Distribution fee payable	3,094
Transfer Agent fee payable	1,526
Accrued expenses	52,171

Total liabilities	1,043,267

Net Assets	$42,074,299

Composition of Net Assets
Capital stock, at par	$3,871
Additional paid-in capital	40,366,499
Undistributed net investment income	14,960
Accumulated net realized loss on investment transactions	(185,146)
Net unrealized appreciation on investments	1,874,115

$42,074,299

Net Asset Value Per Share—18 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$6,385,257	587,587	$10.87	*

C	$2,021,614	186,003	$10.87

Advisor	$33,667,428	3,097,700	$10.87

*	The maximum offering price per share for Class A shares was $11.21 which reflects a sales charge of 3.00%.

See notes to financial statements.

28	• AB TAX-AWARE FIXED INCOME PORTFOLIO

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended October 31, 2016

Investment Income
Interest	$1,093,420
Dividends—Affiliated issuers	3,100	$1,096,520

Expenses
Advisory fee (see Note B)	196,813
Distribution fee—Class A	16,151
Distribution fee—Class C	19,690
Transfer agency—Class A	4,780
Transfer agency—Class C	1,494
Transfer agency—Advisor Class	23,087
Custodian	96,642
Audit and tax	61,192
Administrative	53,318
Registration fees	52,765
Legal	44,096
Directors’ fees	25,301
Printing	10,559
Miscellaneous	7,852

Total expenses	613,740
Less: expenses waived and reimbursed by the Adviser (see Note B)	(362,421)

Net expenses		251,319

Net investment income		845,201

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions		219,272
Swaps		(367,773)
Net change in unrealized appreciation/depreciation of:
Investments		638,375
Swaps		418,938

Net gain on investment transactions		908,812

Net Increase in Net Assets from Operations		$1,754,013

See notes to financial statements.

AB TAX-AWARE FIXED INCOME PORTFOLIO •	29

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2016		Year Ended October 31, 2015
Increase (Decrease) in Net Assets from Operations
Net investment income	$845,201		$489,639
Net realized loss on investment transactions	(148,501)		(36,858)
Net change in unrealized appreciation/depreciation of investments	1,057,313		228,333

Net increase in net assets from operations	1,754,013		681,114
Dividends and Distributions to Shareholders from
Net investment income
Class A	(127,309)		(51,320)
Class C	(23,951)		(11,889)
Advisor Class	(688,508)		(426,246)
Net realized gain on investment transactions
Class A	– 0	–	(2,414)
Class C	– 0	–	(440)
Advisor Class	– 0	–	(19,264)
Capital Stock Transactions
Net increase	8,526,502		15,557,455

Total increase	9,440,747		15,726,996
Net Assets
Beginning of period	32,633,552		16,906,556

End of period (including undistributed net investment income of $14,960 and $13,754, respectively)	$42,074,299		$32,633,552

See notes to financial statements.

30	• AB TAX-AWARE FIXED INCOME PORTFOLIO

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

October 31, 2016

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of ten portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Tax-Aware Fixed Income Portfolio (the “Portfolio”), a diversified portfolio. The Portfolio has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class 1 and Class 2 shares. Class B, Class 1 and Class 2 shares are not currently being offered. Class A shares are sold with a front-end sales charge of up to 3.0% for purchases not exceeding $500,000. With respect to purchases of $500,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All six classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued

AB TAX-AWARE FIXED INCOME PORTFOLIO •	31

Notes to Financial Statements

at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including

32	• AB TAX-AWARE FIXED INCOME PORTFOLIO

Notes to Financial Statements

broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of

AB TAX-AWARE FIXED INCOME PORTFOLIO •	33

Notes to Financial Statements

these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of October 31, 2016:

Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$35,953,354		$2,401,063		$38,354,417
Governments — Treasuries		– 0	–	1,657,883		– 0	–	1,657,883
Asset-Backed Securities		– 0	–	662,569		– 0	–	662,569
Corporates — Investment Grade		– 0	–	334,455		– 0	–	334,455
Collateralized Mortgage Obligations		– 0	–	124,963		– 0	–	124,963
Commercial Mortgage-Backed Securities		– 0	–	102,518		– 0	–	102,518
Short-Term Investments		1,026,359		– 0	–	– 0	–	1,026,359

Total Investments in Securities		1,026,359		38,835,742		2,401,063		42,263,164
Other Financial Instruments(a):
Assets:
Centrally Cleared Interest Rate Swaps		– 0	–	351,155		– 0	–	351,155	(b)
Inflation (CPI) Swaps		– 0	–	22,391		– 0	–	22,391
Interest Rate Swaps		– 0	–	46,240		– 0	–	46,240
Liabilities		– 0	–	– 0	–	– 0	–	– 0	–

Total(c)		$1,026,359		$39,255,528		$2,401,063		$42,682,950

(a)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

(b)

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

(c)	There were no transfers between any levels during the reporting period.

34	• AB TAX-AWARE FIXED INCOME PORTFOLIO

Notes to Financial Statements

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Long-Term Municipal Bonds		Total
Balance as of 10/31/15	$1,840,984		$1,840,984
Accrued discounts/(premiums)	(907)		(907)
Realized gain (loss)	5,689		5,689
Change in unrealized appreciation/depreciation	(55,580)		(55,580)
Purchases	822,609		822,609
Sales	(211,732)		(211,732)
Transfers in to Level 3	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 10/31/16	$2,401,063		$2,401,063

Net change in unrealized appreciation/depreciation from investments held as of 10/31/16(a)	$(59,176)		$(59,176)

(a)	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

As of October 31, 2016, all Level 3 securities were priced by third party vendors.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the

AB TAX-AWARE FIXED INCOME PORTFOLIO •	35

Notes to Financial Statements

Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income

36	• AB TAX-AWARE FIXED INCOME PORTFOLIO

Notes to Financial Statements

and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser a management fee at an annual rate of 0.50% of the Portfolio’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding expenses associated with securities sold short, acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction

AB TAX-AWARE FIXED INCOME PORTFOLIO •	37

Notes to Financial Statements

costs), on an annual basis (the “Expense Caps”) to 0.80% (0.85% prior to January 30, 2015), 1.55% and 0.55%, of average daily net assets for Class A, Class C and Advisor Class shares, respectively. Any fees waived and expenses borne by the Adviser through December 11, 2014 are subject to repayment by the Portfolio until December 11, 2016; such waivers that are subject to repayment amounted to $364,198. No repayment will be made that would cause the Portfolio’s total annualized operating expenses to exceed the net fee percentage set forth above or would exceed the amount of offering expenses as recorded by the Fund on or before December 11, 2014. The Expense Caps may not be terminated before January 30, 2017. For the year ended October 31, 2016, such reimbursements/waivers amounted to $308,027.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended October 31, 2016, the Adviser voluntarily agreed to waive such fees amounting to $53,318.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $17,843 for the year ended October 31, 2016.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Portfolio’s shares. The Distributor has advised the Portfolio that it has retained front-end sales charges of $0 from the sale of Class A shares and received $0 and $1,399 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended October 31, 2016.

The AB Fixed-Income Shares, Inc.—Government STIF Portfolio (the “Government STIF Portfolio”), prior to June 1, 2016, was offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and was not available for direct purchase by members of the public. Prior to June 1, 2016, the Government STIF Portfolio paid no advisory fees but did bear its own expenses. As of June 1, 2016, the Government STIF Portfolio, which was renamed “AB Government Money Market Portfolio” (the “Government Money Market Portfolio”), has a contractual advisory fee rate of .20% and continues to bear its own expenses. In connection with the investment by the Portfolio in the Government Money Market Portfolio, the Adviser has agreed to waive its advisory fee from the Portfolio in an amount equal to the Portfolio’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the

38	• AB TAX-AWARE FIXED INCOME PORTFOLIO

Notes to Financial Statements

year ended October 31, 2016, such waiver amounted to $1,076. A summary of the Portfolio’s transactions in shares of the Government Money Market Portfolio for the year ended October 31, 2016 is as follows:

Market Value 10/31/15 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 10/31/16 (000)	Dividend Income (000)
$2,386	$23,494	$24,854	$1,026	$3

Brokerage commissions paid on investment transactions for the year ended October 31, 2016 amounted to $0, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Portfolio has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to 0.30% of the Portfolio’s average daily net assets attributable to Class A shares and 1% of the Portfolio’s average daily net assets attributable to Class C shares. Effective January 30, 2015, payments under the Agreement in respect of Class A shares are limited to an annual rate of 0.25% of Class A Shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Portfolio’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amount of $12,038 for Class C shares. While such costs may be recovered from the Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2016 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$18,987,938	$8,861,303
U.S. government securities	6,388,238	4,717,166

AB TAX-AWARE FIXED INCOME PORTFOLIO •	39

Notes to Financial Statements

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$40,808,835

Gross unrealized appreciation	$1,709,140
Gross unrealized depreciation	(254,811)

Net unrealized appreciation	$1,454,329

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Swaps

The Portfolio may enter into swaps to hedge its exposure to interest rates or credit risk. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled

40	• AB TAX-AWARE FIXED INCOME PORTFOLIO

Notes to Financial Statements

in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the

AB TAX-AWARE FIXED INCOME PORTFOLIO •	41

Notes to Financial Statements

Portfolio may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended October 31, 2016, the Portfolio held interest rate swaps for hedging purposes.

Inflation (CPI) Swaps:

Inflation swaps are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.

During the year ended October 31, 2016, the Portfolio held inflation (CPI) swaps for hedging purposes.

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of

42	• AB TAX-AWARE FIXED INCOME PORTFOLIO

Notes to Financial Statements

protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same reference obligation with the same counterparty. As of October 31, 2016, the Portfolio did not have Buy or Sale Contracts outstanding.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended October 31, 2016, the Portfolio held credit default swaps for non-hedging purposes.

AB TAX-AWARE FIXED INCOME PORTFOLIO •	43

Notes to Financial Statements

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

During the year ended October 31, 2016, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$351,155	*

44	• AB TAX-AWARE FIXED INCOME PORTFOLIO

Notes to Financial Statements

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation on interest rate swaps	$46,240

Interest rate contracts	Unrealized appreciation on inflation swaps	22,391

Total		$419,786

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(398,041)	$418,938

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	30,268	– 0	–

Total		$(367,773)	$418,938

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the year ended October 31, 2016:

Interest Rate Swaps:
Average notional amount	$1,449,231
Inflation Swaps:
Average notional amount	$1,007,692
Centrally Cleared Interest Rate Swaps:
Average notional amount	$9,875,000	(a)
Centrally Cleared Credit Default Swaps:
Average notional amount of sale contracts	$395,000	(b)

(a)	Positions were open for two months during the year.

(b)	Positions were open for six months during the year.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

AB TAX-AWARE FIXED INCOME PORTFOLIO •	45

Notes to Financial Statements

All derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolio as of October 31, 2016:

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Morgan Stanley & Co. LLC*	$2,180	$	– 0	–	$	– 0	–	$	– 0	–	$2,180

Total	$ 2,180	$	– 0	–	$	– 0	–	$	– 0	–	$2,180

OTC Derivatives:
Citibank, NA	$28,543	$	– 0	–	$	– 0	–	$	– 0	–	$28,543
JPMorgan Chase Bank, NA	40,088		– 0	–		– 0	–		– 0	–	40,088

Total	$68,631	$	– 0	–	$	– 0	–	$	– 0	–	$68,631	^

*	The actual collateral received/pledged is more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015

Class A
Shares sold	419,502	282,686	$4,523,103	$2,977,235

Shares issued in reinvestment of dividends and distributions	5,728	1,770	62,365	18,635

Shares redeemed	(289,428)	(18,562)	(3,149,530)	(194,825)

Net increase	135,802	265,894	$1,435,938	$2,801,045

46	• AB TAX-AWARE FIXED INCOME PORTFOLIO

Notes to Financial Statements

	Shares		Amount
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015
Class C
Shares sold	131,822	142,063	$1,433,498	$1,504,726

Shares issued in reinvestment of dividends and distributions	1,590	840	17,323	8,846

Shares redeemed	(90,740)	(34,616)	(983,319)	(365,493)

Net increase	42,672	108,287	$467,502	$1,148,079

Advisor Class
Shares sold	1,397,419	1,829,437	$15,152,409	$19,266,170

Shares issued in reinvestment of dividends and distributions	26,897	16,538	292,728	174,157

Shares redeemed	(813,451)	(745,995)	(8,822,075)	(7,831,996)

Net increase	610,865	1,099,980	$6,623,062	$11,608,331

NOTE F

Risks Involved in Investing in the Portfolio

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Portfolio invests more of its assets in a particular state’s municipal securities, the Portfolio’s may be vulnerable to events adversely affecting that state, including

AB TAX-AWARE FIXED INCOME PORTFOLIO •	47

Notes to Financial Statements

economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Portfolio’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

The Portfolio may invest in the municipal securities of Puerto Rico and other U.S. territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other U.S. issuers of municipal securities. Like many U.S. states and municipalities, Puerto Rico experienced a significant downturn during the recession. Puerto Rico’s downturn was particularly severe, and Puerto Rico continues to face a very challenging economic and fiscal environment. Municipal securities issued by Puerto Rico issuers have extremely low ratings by the credit rating organizations. More recently Puerto Rico has defaulted on its debt payments, and if the general economic situation in Puerto Rico persists, the volatility and credit quality of Puerto Rican municipal securities will continue to be adversely affected, and the market for such securities may experience continued volatility. In addition, Puerto Rico’s difficulties have resulted in increased volatility in portions of the broader municipal securities market from time to time, and this may recur in the future.

Tax Risk—From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the net income received by shareholders from the Portfolio by increasing taxes on that income. In such event, the Portfolio’s NAV could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Portfolio shares as investors anticipate adverse effects on the Portfolio or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolio would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolio’s yield.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this

48	• AB TAX-AWARE FIXED INCOME PORTFOLIO

Notes to Financial Statements

decrease in value may not be offset by higher income from new investments. The Portfolio may be subject to a heightened risk of rising interest rates as the current period of historically low rates is expected to end, and rates are expected to begin rising in the near future. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these securities at an advantageous price. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. The Portfolio is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets.

Leverage Risk—To the extent the Portfolio uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio’s investments.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown.

AB TAX-AWARE FIXED INCOME PORTFOLIO •	49

Notes to Financial Statements

However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended October 31, 2016.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2016 and October 31, 2015 were as follows:

	2016	2015
Distributions paid from:
Ordinary income	$67,221	$42,656

Total taxable distributions	67,221	42,656
Tax exempt distributions	772,547	468,917

Total distributions paid	$839,768	$511,573

As of October 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed tax-exempt income	$50,595
Accumulated capital and other losses	(185,146	)(a)
Unrealized appreciation/(depreciation)	1,875,836	(b)

Total accumulated earnings/(deficit)	$1,741,285	(c)

(a)	As of October 31, 2016, the Portfolio had a net capital loss carryforward of $185,146.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax treatment of swaps.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to the dividends payable and the tax treatment of defaulted securities.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of

50	• AB TAX-AWARE FIXED INCOME PORTFOLIO

Notes to Financial Statements

October 31, 2016, the Portfolio had a net short-term capital loss carryforward of $185,146 which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to the tax treatment of swaps and swap clearing fees resulted in a net decrease in undistributed net investment income, a net decrease in accumulated net realized loss on investment transactions. These reclassifications had no effect on net assets.

NOTE I

New Accounting Pronouncements

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2015-07 (the “ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for investments that are eligible to be measured at fair value using the net asset value per share practical expedient but do not utilize that practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. Management has evaluated the implications of these changes and there will be no impact to the financial statements.

NOTE J

Other

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the financial statements and related disclosures.

NOTE K

Subsequent Event

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

AB TAX-AWARE FIXED INCOME PORTFOLIO •	51

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
December 11, 2013(a) to October 31, 2014
Year Ended October 31,
2016	2015

Net asset value, beginning of period	$ 10.59	$ 10.51	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.22	.18	.14
Net realized and unrealized gain on investment transactions	.28	.09	.50

Net increase in net asset value from operations	.50	.27	.64

Less: Dividends and Distributions
Dividends from net investment income	(.22)	(.18)	(.13)
Distributions from net realized gain on investment transactions	– 0	–	(.01)	– 0	–

Total dividends and distributions	(.22)	(.19)	(.13)

Net asset value, end of period	$ 10.87	$ 10.59	$ 10.51

Total Return
Total investment return based on net asset value(d)	4.69%	2.64%	6.44%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$6,385	$4,783	$1,954
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.80%	.81%	.85	%^
Expenses, before waivers/reimbursements	1.72%	2.19%	3.59	%^
Net investment income(c)	1.98%	1.75%	1.57	%^
Portfolio turnover rate	36%	35%	42%

See footnote summary on page 54.

52	• AB TAX-AWARE FIXED INCOME PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
December 11, 2013(a) to October 31, 2014
Year Ended October 31,
2016	2015

Net asset value, beginning of period	$ 10.59	$ 10.52	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.13	.10	.07
Net realized and unrealized gain on investment transactions	.28	.09	.52

Net increase in net asset value from operations	.41	.19	.59

Less: Dividends and Distributions
Dividends from net investment income	(.13)	(.11)	(.07)
Distributions from net realized gain on investment transactions	– 0	–	(.01)	– 0	–

Total dividends and distributions	(.13)	(.12)	(.07)

Net asset value, end of period	$ 10.87	$ 10.59	$ 10.52

Total Return
Total investment return based on net asset value(d)	3.91%	1.78%	5.92%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,022	$1,518	$369
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.55%	1.55%	1.55	%^
Expenses, before waivers/reimbursements	2.47%	2.85%	4.33	%^
Net investment income(c)	1.23%	.99%	.82	%^
Portfolio turnover rate	36%	35%	42%

See footnote summary on page 54.

AB TAX-AWARE FIXED INCOME PORTFOLIO •	53

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
December 11, 2013(a) to October 31, 2014
Year Ended October 31,
2016	2015

Net asset value, beginning of period	$ 10.59	$ 10.52	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.24	.21	.16
Net realized and unrealized gain on investment transactions	.28	.08	.52

Net increase in net asset value from operations	.52	.29	.68

Less: Dividends and Distributions
Dividends from net investment income	(.24)	(.21)	(.16)
Distributions from net realized gain on investment transactions	– 0	–	(.01)	– 0	–

Total dividends and distributions	(.24)	(.22)	(.16)

Net asset value, end of period	$ 10.87	$ 10.59	$ 10.52

Total Return
Total investment return based on net asset value(d)	4.96%	2.81%	6.84%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$33,667	$26,333	$14,584
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.55%	.55%	.55	%^
Expenses, before waivers/reimbursements	1.47%	1.92%	3.82	%^
Net investment income(c)	2.24%	1.99%	1.76	%^
Portfolio turnover rate	36%	35%	42%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees and expenses waived/reimbursed by the Adviser.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

^	Annualized.

See notes to financial statements.

54	• AB TAX-AWARE FIXED INCOME PORTFOLIO

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of the AB Tax-Aware Fixed Income Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AB Tax-Aware Fixed Income Portfolio (the “Portfolio”), one of the portfolios constituting the AB Bond Fund, Inc., as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period of December 11, 2013 (commencement of operations) through October 31, 2014. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AB Tax-Aware Fixed Income Portfolio, one of the portfolios constituting the AB Bond Fund, Inc., at October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the two years in the period then ended and for the period of December 11, 2013 (commencement of operations) through October 31, 2014, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 29, 2016

AB TAX-AWARE FIXED INCOME PORTFOLIO •	55

Report of Independent Registered Public Accounting Firm

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1) , Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Robert “Guy” B. Davidson III(2), Vice President Terrance T. Hults(2), Vice President Shawn E. Keegan(2), Vice President	Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund are made by its senior investment management team. Messrs. Davidson, Hults and Keegan are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

56	• AB TAX-AWARE FIXED INCOME PORTFOLIO

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR
Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 56 (2013)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	108	None

AB TAX-AWARE FIXED INCOME PORTFOLIO •	57

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS
Marshall C. Turner, Jr., ## Chairman of the Board 75 (2013)	Private Investor since prior to 2011. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	108	Xilinx, Inc. (programmable logic semi-conductors) since 2007

John H. Dobkin, ## 74 (2013)	Independent Consultant since prior to 2011. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992 and as Chairman of the Audit Committees of a number of such AB Funds from 2001-2008.	108	None

58	• AB TAX-AWARE FIXED INCOME PORTFOLIO

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, ## 72 (2013)	Private Investor since prior to 2011. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	108	Asia Pacific Fund, Inc. (registered investment company) since prior to 2011

William H. Foulk, Jr., ## 84 (2013)	Investment Adviser and an Independent Consultant since prior to 2011. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	108	None

AB TAX-AWARE FIXED INCOME PORTFOLIO •	59

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
D. James Guzy, ## 80 (2013)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2011. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2011 until November 2013. He was a Director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	108	None

Nancy P. Jacklin, ## 68 (2013)	Private Investor since prior to 2011. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015); U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	108	None

60	• AB TAX-AWARE FIXED INCOME PORTFOLIO

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Carol C. McMullen, ## 61 (2016)	Managing Director of Slalom Consulting (consulting) since 2014 and private investor; Director of Norfolk & Dedham Group (mutual property and casualty insurance) since 2011; and Director of Partners Community Physicians Organization (healthcare) since 2014. Formerly, Managing Director of The Crossland Group (consulting) from 2012 to 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and nonprofit boards, and as a director or trustee of the AB Funds since June 2016.	108	None

AB TAX-AWARE FIXED INCOME PORTFOLIO •	61

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, ## 64 (2013)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees of the AB Funds since 2008.	108	None

Earl D. Weiner, ## 77 (2013)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP, and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	108	None

62	• AB TAX-AWARE FIXED INCOME PORTFOLIO

Management of the Fund

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

AB TAX-AWARE FIXED INCOME PORTFOLIO •	63

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 56	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 71	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Robert “Guy” B. Davidson, III 55	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2011.

Terrance T. Hults 50	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2011.

Shawn E. Keegan 45	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2011.

Emilie D. Wrapp 61	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI,** with which she has been associated since prior to 2011.

Joseph J. Mantineo 57	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”),** with which he has been associated since prior to 2011.

Phyllis J. Clarke 55	Controller	Vice President of ABIS,** with which she has been associated since prior to 2011.

Vincent S. Noto 52	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2011.

*	The address for the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at 1-800-227-4618, or visit www.abfunds.com, for a free prospectus of SAI.

64	• AB TAX-AWARE FIXED INCOME PORTFOLIO

Management of the Fund

Information Regarding the Review and Approval of the Portfolio’s Investment Advisory Contract

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Investment Advisory Contract (the “Advisory Agreement”) with the Adviser in respect of AB Tax-Aware Fixed Income Portfolio (the “Portfolio”) at a meeting held on November 3-5, 2015.

Prior to approval of the continuance of the Advisory Agreement in respect of the Portfolio, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio, and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their

AB TAX-AWARE FIXED INCOME PORTFOLIO •	65

business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Portfolio by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for the period ended December 31, 2013 and calendar year 2014 that had been prepared with an expense limitation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries that provide transfer agency and distribution services to the Portfolio. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses.

66	• AB TAX-AWARE FIXED INCOME PORTFOLIO

The directors noted that the Adviser’s relationship with the Portfolio was not profitable to it in 2013 or 2014.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Portfolio, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Portfolio’s shares and transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser. The directors recognized that the Portfolio’s unprofitability to the Adviser would be exacerbated without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. At the November 2015 meeting, the directors reviewed information prepared by Broadridge showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Broadridge (the “Performance Group”) and as compared with that of a broad array of funds selected by Broadridge (the “Performance Universe”), and information prepared by the Adviser showing the performance of the Class A Shares as compared with the Barclays Municipal Bond Index (the “Index”), in each case for the 1-year period ended July 31, 2015 and (in the case of comparisons with the Index) the period since inception (December 2013 inception). The directors noted that the Portfolio was in the 4th quintile of the Performance Group and 5th quintile of the Performance Universe for the 1-year period. The Portfolio lagged the Index in the 1-year period and the period since inception. Based on their review, the directors concluded that the Portfolio’s performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Broadridge concerning advisory fee rates paid by other funds in the same Broadridge category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors noted that, in the Portfolio’s latest fiscal year, the administrative expense reimbursement of 43.4 basis points had been waived by the Adviser. The directors noted that, at the Portfolio’s current size, its contractual advisory fee rate of 50 basis points was lower than the Expense Group median.

AB TAX-AWARE FIXED INCOME PORTFOLIO •	67

The Adviser informed the directors that there were no institutional products managed by it that have an investment style substantially similar to that of the Portfolio. The directors reviewed the relevant fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer and noted that the Adviser charged institutional clients lower fees for advising comparably sized accounts using strategies that differ from those of the Portfolio but which involved investments in municipal and taxable fixed income securities.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, as well as the difference in fee structure, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Portfolio may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The directors concluded, based on the Adviser’s explanation of how it may use ETFs when they are the most cost-effective way to obtain desired exposures for a fund or to temporarily “equitize” cash inflows pending purchases of underlying securities, that the advisory fee for the Portfolio would be paid for services that would be in addition to, rather than duplicative of, the services to be provided under the advisory contracts of the ETFs.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Broadridge: an Expense Group and an Expense Universe. Broadridge described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group than the Expense Group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year and the information included the pro forma expense ratio to reflect a reduction in the 12b-1 fee effective January 30, 2015. The pro forma expense ratio of the Portfolio reflected fee waivers and/or expense reimbursements as a result of an undertaking by the Adviser. The directors noted that it was likely that the expense ratios of some of the other funds in the Portfolio’s Broadridge category also were lowered by waivers or reimbursements by those funds’ investment

68	• AB TAX-AWARE FIXED INCOME PORTFOLIO

advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The directors noted that the Portfolio’s total pro forma expense ratio, giving effect to a cap by the Adviser, was lower than the Expense Group median and close to the Expense Universe median. The directors concluded that the Portfolio’s pro forma expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio does not contain breakpoints and that they had discussed their strong preference, and that of the Senior Officer, for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2015 meetings. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. The directors informed the Adviser that they would monitor the Portfolio’s assets (which were well below the level at which they would anticipate adding an initial breakpoint) and its profitability to the Adviser (currently unprofitable) and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

AB TAX-AWARE FIXED INCOME PORTFOLIO •	69

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund*

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

FIXED INCOME (continued)

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

MULTI-ASSET (continued)

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

* Prior to November 1, 2016, the Fund was named Global Thematic Growth Fund.

70	• AB TAX-AWARE FIXED INCOME PORTFOLIO

AB Family of Funds

NOTES

AB TAX-AWARE FIXED INCOME PORTFOLIO •	71

NOTES

72	• AB TAX-AWARE FIXED INCOME PORTFOLIO

NOTES

AB TAX-AWARE FIXED INCOME PORTFOLIO •	73

NOTES

74	• AB TAX-AWARE FIXED INCOME PORTFOLIO

NOTES

AB TAX-AWARE FIXED INCOME PORTFOLIO •	75

NOTES

76	• AB TAX-AWARE FIXED INCOME PORTFOLIO

AB TAX-AWARE FIXED INCOME PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

TAFI-0151-1016

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody, William H. Foulk, Jr. and Marshall C. Turner, Jr. qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

			Audit Fees	Audit-Related Fees	Tax Fees

AB Intermediate Bond	2015		$67,775	$—	$20,261
	2016		$75,281	$17	$18,753

AB Bond Inflation Strategy	2015		$69,976	$—	$19,285
	2016		$86,472	$16	$18,359

AB Municipal Bond Inflation Strategy	2015		$64,315	$—	$17,713
	2016		$66,207	$36	$18,042

AB All Market Real Return	2015		$77,210	$—	$37,241
	2016		$79,481	$28	$38,778

AB Credit Long/Short	2015		$87,576	$—	$25,575
	2016		$96,890	$—	$28,523

AB High Yield	2015		$92,727	$—	$22,832
	2016	*	$114,070	$—	$30,973
	2016	**	$96,960	$11,000	$32,648

AB Tax Aware Fixed Income	2015		$35,030	$—	$21,073
	2016		$36,060	$—	$23,493

AB Income***	2015		$106,065	$11,000	$28,216
	2016		$111,185	$3,165	$32,435
*	For fiscal year end August 31, 2016
**	For fiscal year end October 31, 2016
***	Fiscal year 2015 ran from January 1, 2015 to December 31, 2015 and fiscal year 2016 from January 1, 2016 to October 31, 2016.

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

			All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)

AB Intermediate Bond	2015		$438,336	$20,261
				$—
				$(20,261)

	2016		$454,590	$18,770
				$(17)
				$(18,753)

AB Bond Inflation Strategy	2015		$437,360	$19,285
				$—
				$(19,285)

	2016		$454,195	$18,375
				$(16)
				$(18,359)

AB Municipal Bond Inflation Strategy	2015		$435,788	$17,713
				$—
				$(17,713)

	2016		$453,898	$18,078
				$(36)
				$(18,042)

AB All Market Real Return	2015		$455,316	$37,241
				$—
				$(37,241)

	2016		$474,626	$38,806
				$(28)
				$(38,778)

AB Credit Long/Short	2015		$443,650	$25,575
				$—
				$(25,575)

	2016		$464,343	$28,523
				$—
				$(28,523)

AB High Yield	2015		$440,907	$22,832
				$—
				$(22,832)

	2016	*	$288,518	$30,973
				$—
				$(30,973)

	2016	**	$479,468	$43,648
				$(11,000)
				$(32,648)

AB Tax Aware Fixed Income	2015		$439,148	$21,073
				$—
				$(21,073)

	2016		$459,313	$23,493
				$—
				$(23,493)

AB Income***	2015		$454,461	$39,216
				$(11,000)
				$(28,216)

	2016		$471,420	$35,600
				$(3,165)
				$(32,435)
*	For fiscal year end August 31, 2016
**	For fiscal year end October 31, 2016
***	Fiscal year 2015 ran from January 1, 2015 to December 31, 2015 and fiscal year 2016 is from January 1, 2016 to October 31, 2016.

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Bond Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	December 30, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	December 30, 2016

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	December 30, 2016